UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21265

PowerShares Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

301 W. Roosevelt Road Wheaton, IL			60187
(Address of principal executive offices)			(Zip code)

H. Bruce Bond President 301 W. Roosevelt Road Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-983-0903

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2009

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2009 Annual Report to Shareholders

April 30, 2009

PowerShares Dynamic MagniQuant Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic OTC Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares NXQ Portfolio

The Market Environment	2

Manager's Analysis	4

Frequency Distribution of Discounts & Premiums	14

Fees and Expenses	16

Broad Market Portfolios

Schedules of Investments

PowerShares Dynamic MagniQuant Portfolio	17

PowerShares Dynamic Market Portfolio	20

PowerShares Dynamic OTC Portfolio	22

PowerShares FTSE RAFI US 1000 Portfolio	24

PowerShares NXQ Portfolio	35

Statements of Assets and Liabilities	36

Statements of Operations	37

Statements of Changes in Net Assets	38

Financial Highlights	40

Notes to Financial Statements	43

Report of Independent Registered Public Accounting Firm	53

Supplemental Information	54

Board Considerations Regarding Approval of Investment Advisory Agreements	59

The Market Environment

For the year ended April 30, 2009, stock market losses were larger than most market participants have ever seen in their professional careers. The S&P 500® Index was down 35.29%, the NASDAQ-100® Index declined 26.83% and the Dow Jones Industrial Index dropped 34.12%. Corporate debt markets also declined as the credit crunch continued to limit access to capital. Municipal securities held up a little better but still struggled. The Merrill U.S. Corporate Master Index returned -5.78% while the Merrill Muni Master Index returned 2.26% for the period. Meanwhile, treasury securities rallied as investors fled to quality. Huge companies required capital infusions and/or other forms of financial support through government intervention and the credit crisis evolved into an overall crisis of consumer, investor and business confidence.

The markets fell nearly universally from August through October. As more job losses and layoffs were announced, banks continued to restrict borrowing and consumers, who drive two-thirds of the U.S. economy historically, were unable to sustain their spending. The government spent hundreds of billions of dollars to bail out firms and stimulate the economy while the Federal Open Market Committee moved from a discount rate of 2.50% to 0.50% during the period. Not until March did confidence begin to return to the equity markets with the S&P 500® Index, NASDAQ-100® Index and the Dow Jones Industrial Index moving off the lows and returning 29.99%, 29.97% and 21.24% respectively from March 1 through April 30, 2009. Corporate and municipal debt also showed some appreciation over the period, however the amount of appreciation was less as credit spreads tightened. The Merrill Muni Master Index was up 2.33% while the Merrill U.S. Corporate Master Index rose by 2.55% from March 1 through April 30, 2009.

2

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Manager's Analysis

PowerShares Dynamic MagniQuant Portfolio (ticker: PIQ)

The PowerShares Dynamic MagniQuant Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Top 200 Dynamic IntellidexSM Index ("Index"). The Fund utilized a direct Index replication method during the reporting period.

Stocks included in the Index are selected using a proprietary methodology which evaluates the investment merit of the 2,000 largest U.S. companies by analyzing numerous unique financial characteristics from four broad financial perspectives: fundamental, valuation, timeliness and risk. Securities that possess the greatest capital appreciation potential, as determined by the Index Provider, are selected for the Index and included in the Fund's portfolio.

The Fund returned -32.40% over the reporting period, while the S&P 500® Equal Weight Index returned -32.82% and the Russell 3000® Index returned -34.95%. Financials and consumer discretionary stocks contributed the most to performance, while health care and materials stocks contributed negatively. The Fund benefited from the Index's effective stock selection among banks and retailing; the Index's stock selection was less effective among pharmaceuticals biotechnology and materials companies.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Information Technology	21.4
Industrials	19.9
Consumer Discretionary	18.7
Financials	16.1
Health Care	10.0
Consumer Staples	7.4
Materials	3.1
Energy	2.5
Telecommunication Services	0.5
Utilities	0.4
Money Market Fund	0.2
Other	(0.2)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
TNS, Inc.	1.1
Deluxe Corp.	0.8
3Com Corp.	0.8
Phillips-Van Heusen Corp.	0.7
optionsXpress Holdings, Inc.	0.7
hhgregg, Inc.	0.7
Basic Energy Services, Inc.	0.7
Unum Group	0.7
Websense, Inc.	0.7
Fossil, Inc.	0.7
Total	7.6

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	35.6
Small-Cap Value	25.3
Mid-Cap Growth	17.7
Mid-Cap Value	11.2
Large-Cap Growth	5.1
Large-Cap Value	5.1

4

Manager's Analysis (Continued)

PowerShares Dynamic MagniQuant Portfolio (ticker: PIQ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg. Ann.††	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
Top 200 Dynamic IntellidexSM Index	-31.94	-13.72	-31.35
S&P 500® Equal Weight Index	-32.82	-12.77	-29.73
S&P 500® Index	-35.29	-13.30	-30.83
Russell 3000® Index	-34.95	-13.08	-30.39
Fund
NAV Return	-32.40	-14.31	-32.53
Share Price Return	-32.41	-14.29	-32.49

Fund Inception: October 12, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.72%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.65% while the Fund's gross total operating expense ratio was 0.87%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Equal Weight Index, S&P 500® Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 500, 500 and 2,918 common stocks, respectively. The S&P 500® Equal Weight Index and the Russell 3000® Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

5

Manager's Analysis

PowerShares Dynamic Market Portfolio (ticker: PWC)

The PowerShares Dynamic Market Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic Market IntellidexSM Index ("Index"). The Fund utilized a direct index replication method during the reporting period. Stocks included in the Index are selected using a proprietary methodology which evaluates domestic companies for inclusion in the Index across numerous investment criteria, including fundamentals, valuation, timeliness and risk perspectives. Securities that possess the greatest capital appreciation potential are selected for the Index and included in the Fund's portfolio.

The Fund returned -33.86% over the reporting period, while the S&P 500® Index returned -35.29% and the Russell 3000® Index returned -34.95%. Financials and consumer discretionary stocks contributed the most to performance, while materials and information technology stocks contributed the least. The Fund benefited from the Index's effective stock selection among diversified financials and energy; the Index's stock selection was less effective among materials, technology hardware & equipment and pharmaceuticals biotechnology & life sciences stocks. The Fund was negatively impacted as the Index methodology was poor in stock selection among mid-cap growth stocks.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Information Technology	16.1
Health Care	14.6
Energy	13.7
Industrials	11.6
Financials	11.5
Consumer Staples	10.9
Consumer Discretionary	10.7
Utilities	4.3
Telecommunication Services	3.3
Materials	3.2
Money Market Fund	0.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Anadarko Petroleum Corp.	4.9
National-Oilwell Varco, Inc.	4.5
Altria Group, Inc.	3.8
Wal-Mart Stores, Inc.	3.7
Public Service Enterprise Group, Inc.	3.1
Equifax, Inc.	3.0
Express Scripts, Inc.	3.0
Lockheed Martin Corp.	2.7
Quest Diagnostics, Inc.	2.6
Red Hat, Inc.	2.5
Total	33.8

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Value	25.1
Large-Cap Growth	23.6
Mid-Cap Growth	15.3
Small-Cap Growth	13.6
Mid-Cap Value	11.9
Small-Cap Value	10.5

6

Manager's Analysis (Continued)

PowerShares Dynamic Market Portfolio (ticker: PWC)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)				As of April 30, 2009
	Avg. Ann.††			Fund Inception†
	1 Year	3 Year	5 Year	Avg. Ann.††	Cumulative
Index
Dynamic Market IntellidexSM Index	-33.55	-11.94	-0.90	3.95	26.15
S&P 500® Index	-35.29	-10.76	-2.70	1.16	7.16
Russell 3000® Index	-34.95	-10.94	-2.26	1.85	11.63
Fund
NAV Return	-33.86	-12.26	-1.35	3.38	22.04
Share Price Return	-33.84	-12.28	-1.37	3.37	21.98

Fund Inception: May 1, 2003

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.59%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.60% while the Fund's gross total operating expense ratio was 0.60%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 500 and 2918 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

7

Manager's Analysis

PowerShares Dynamic OTC Portfolio (ticker: PWO)

The PowerShares Dynamic OTC Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dynamic OTC IntellidexSM Index ("Index"). The Fund utilized a direct index replication method during the reporting period. Stocks included in the Index are selected using a proprietary methodology which evaluates domestic NASDAQ companies for inclusion in the Index across numerous investment criteria including fundamentals, valuation, timeliness and risk perspectives. Securities that possess the greatest capital appreciation potential are selected for the Index and included in the Fund's portfolio.

The Fund returned -30.03% over the reporting period, while the NASDAQ Composite Index returned -28.83%. Consumer Discretionary stocks contributed the most to performance, while information technology and health care stocks contributed negatively. The Fund benefited from stock selection among consumer services, media and insurance companies; the Fund's stock selection was less effective among technology hardware and pharmaceuticals biotechnology companies.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Information Technology	52.4
Health Care	15.2
Consumer Discretionary	13.2
Financials	8.7
Industrials	6.0
Consumer Staples	2.1
Energy	1.0
Telecommunication Services	0.8
Materials	0.5
Money Market Fund	0.2
Other	(0.1)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	35.3
Mid-Cap Growth	24.0
Large-Cap Growth	21.1
Small-Cap Value	10.7
Large-Cap Value	4.6
Mid-Cap Value	4.3

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Apple, Inc.	3.6
Tellabs, Inc.	3.5
Cisco Systems, Inc.	3.4
Express Scripts, Inc.	3.2
Compuware Corp.	3.2
Microsoft Corp.	3.2
Paychex, Inc.	3.1
Synopsys, Inc.	3.0
Xilinx, Inc.	3.0
Jack Henry & Associates, Inc.	2.9
Total	32.1

8

Manager's Analysis (Continued)

PowerShares Dynamic OTC Portfolio (ticker: PWO)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)				As of April 30, 2009
	Avg. Ann.††			Fund Inception†
	1 Year	3 Year	5 Year	Avg. Ann.††	Cumulative
Index
Dynamic OTC IntellidexSM Index	-29.61	-14.65	-1.59	2.99	19.30
NASDAQ Composite Index	-28.83	-9.57	-2.21	2.69	17.28
NASDAQ -100® Index	-26.83	-5.91	0.37	4.38	29.32
Fund
NAV Return	-30.03	-15.04	-2.10	2.38	15.19
Share Price Return	-30.06	-15.05	-2.13	2.36	15.05

Fund Inception: May 1, 2003

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.64%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.59% while the Fund's gross total operating expense ratio was 0.74%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The NASDAQ Composite Index and NASDAQ-100® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 3,087 and 100 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

9

Manager's Analysis

PowerShares FTSE RAFI US 1000 Portfolio (ticker: PRF)

The PowerShares FTSE RAFI US 1000 Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE Research Affiliates Fundamentals US 1000 Index ("Index"). The Index is designed to track the performance of the largest U.S. equities, selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. U.S. equities are then weighted by each of these four fundamental measures. An overall weight is calculated for each firm by equally-weighting each fundamental measure. Each of the 1000 equities with the highest fundamental weight is then selected and assigned a weight equal to its fundamental weight.

Over the reporting period, the Fund slightly outperformed the S&P 500® Index, returning -35.26% compared to the S&P 500® Index's -35.29%.

The Fund's performance was positively affected by stock selection in the energy sector and allocation in the consumer discretionary sector. This was offset somewhat by poor stock selection in the financials sector and underweighting in the technology sector.

The Fund's performance was helped by an overweight to Ford Motor Co., Verizon Communications, Inc., and Wal-Mart Stores, Inc., and an underweight to General Electric Co.

The Fund's performance suffered from overweighting Citigroup, Inc., General Motors Corp., and Washington Mutual Inc. Washington Mutual Inc. was no longer held at the end of the fiscal year.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Financials	25.9
Consumer Discretionary	15.2
Industrials	12.1
Information Technology	10.3
Energy	8.8
Consumer Staples	8.1
Health Care	7.6
Materials	4.7
Utilities	3.9
Telecommunication Services	3.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Bank of America Corp.	3.7
Citigroup, Inc.	2.9
General Electric Co.	2.6
Exxon Mobil Corp.	2.1
Ford Motor Co.	2.0
JPMorgan Chase & Co.	1.8
Microsoft Corp.	1.4
AT&T, Inc.	1.4
Chevron Corp.	1.3
Wells Fargo & Co.	1.3
Total	20.5

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Value	36.6
Large-Cap Growth	19.3
Mid-Cap Value	15.5
Mid-Cap Growth	14.6
Small-Cap Value	8.3
Small-Cap Growth	5.7

10

Manager's Analysis (Continued)

PowerShares FTSE RAFI US 1000 Portfolio (ticker: PRF)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg. Ann.††		Fund Inception†
	1 Year	3 Year	Avg. Ann.††	Cumulative
Index
FTSETM RAFI US 1000 Index	-35.10	-10.84	-8.12	-24.76
S&P 500® Index	-35.29	-10.76	-8.25	-24.94
Russell 1000® Index	-35.30	-10.76	-8.21	-24.85
Fund
NAV Return	-35.26	-11.33	-8.63	-26.17
Share Price Return	-35.20	-11.33	-8.56	-25.98

Fund Inception: December 19, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.45%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.58% while the Fund's gross total operating expense ratio was 0.60%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index and Russell 1000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 500 and 1000 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

11

Manager's Analysis

PowerShares NXQ Portfolio (ticker: PNXQ)

The PowerShares NXQ Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ Q-50 IndexSM ("Index"), which is designed to track the performance of the 50 securities that are next in line to replace the securities currently included in the NASDAQ-100® Index. The Index reflects companies across major, non-financial industry groups and is rebalanced quarterly.

The Fund returned -36.21% over the reporting period, while the NASDAQ-100® Index returned -26.83%.

For the year ended April 30, 2009, two of the ten sectors represented in the Fund generated positive returns. Suboptimal stock selection in the information technology, health care and industrials sectors made the largest negative contribution to the performance of the Fund. However, stock selection in the telecommunications sector and overexposure to the consumer discretionary sector made positive contributions to the performance of the Fund.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Health Care	35.8
Information Technology	30.6
Consumer Discretionary	18.7
Telecommunication Services	6.0
Industrials	5.2
Materials	3.8
Other	(0.1)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Mid-Cap Growth	84.1
Small-Cap Growth	6.8
Large-Cap Growth	4.0
Mid-Cap Value	2.7
Large-Cap Value	2.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Cerner Corp.	3.5
Mylan, Inc.	3.3
Priceline.com, Inc.	3.2
Dollar Tree, Inc.	3.1
Myriad Genetics, Inc.	3.0
SanDisk Corp.	2.9
Nuance Communications, Inc.	2.9
Qiagen N.V. (Netherlands)	2.7
Synopsys, Inc.	2.5
SBA Communications Corp., Class A	2.4
Total	29.5

12

Manager's Analysis (Continued)

PowerShares NXQ Portfolio (ticker: PNXQ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg. Ann.††	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
NASDAQ Q-50 IndexSM	-35.15	-29.65	-31.46
NASDAQ -100® Index	-26.83	-19.79	-21.25
S&P 500® Index	-35.29	-30.08	-32.14
Fund
NAV Return	-36.21	-30.71	-32.57
Share Price Return	-36.32	-30.32	-32.16

Fund Inception: April 3, 2008

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.70% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The NASDAQ-100® Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 100 and 500 common stocks, respectively. The NASDAQ-100® Index will be used for comparative purposes going forward as this represents a more appropriate market index for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

13

Frequency Distribution of Discounts & Premiums

Since Inception through April 30, 2009

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Days	0-24	25-49	50-99	100-149	150-199	200+
PIQ	PowerShares Dynamic MagniQuant Portfolio	10/12/06	641	265	19	1	1	0	0
PWC	PowerShares Dynamic Market Portfolio	5/1/03	1397	737	71	12	2	0	0
PWO	PowerShares Dynamic OTC Portfolio	5/1/03	1397	678	38	16	1	1	0
PRF	PowerShares FTSE RAFI US 1000 Portfolio	12/19/05	837	382	12	5	0	0	1
PNXQ	PowerShares NXQ Portfolio	4/3/08	272	91	4	0	0	0	0

14

	Closing Price Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
PIQ	342	10	3	0	0	0
PWC	561	10	4	0	0	0
PWO	641	18	4	0	0	0
PRF	405	22	8	2	0	0
PNXQ	171	5	1	0	0	0

15

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2009.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Dynamic MagniQuant Portfolio Actual	$1,000.00	$927.86	0.65%	$3.11
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Market Portfolio Actual	$1,000.00	$946.81	0.60%	$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
PowerShares Dynamic OTC Portfolio Actual	$1,000.00	$921.14	0.58%	$2.76
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	0.58%	$2.91
PowerShares FTSE RAFI US 1000 Portfolio Actual	$1,000.00	$951.06	0.39%	$1.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	0.39%	$1.96
PowerShares NXQ Portfolio Actual	$1,000.00	$998.70	0.70%	$3.47
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2009. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period; then multiplying the result by 181 and then dividing the result by 365. Expense ratios for the most recent half-year may differ from expense ratios based on the annualized data in the Financial Highlights.

16

Schedule of Investments

PowerShares Dynamic MagniQuant Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—18.7%
5,192	Aeropostale, Inc.*	$176,372
6,474	Bally Technologies, Inc.*	169,489
7,383	Carter's, Inc.*	157,849
8,231	Cato (The) Corp., Class A	158,200
6,587	Children's Place Retail Stores (The), Inc.*	187,334
12,139	Dress Barn (The), Inc.*	183,784
4,389	Family Dollar Stores, Inc.	145,671
14,200	FGX International Holdings Ltd.*	163,584
14,491	Foot Locker, Inc.	172,298
9,541	Fossil, Inc.*	192,347
11,160	Gap (The), Inc.	173,426
4,681	Gymboree (The) Corp.*	161,026
11,737	hhgregg, Inc.*	194,834
13,561	Hot Topic, Inc.*	165,987
5,324	Interactive Data Corp.	119,684
3,836	John Wiley & Sons, Inc., Class A	130,040
8,398	Lincoln Educational Services Corp.*	139,323
13,793	Maidenform Brands, Inc.*	175,861
4,657	Marvel Entertainment, Inc.*	138,965
2,304	McDonald's Corp.	122,780
1,990	National Presto Industries, Inc.	141,807
3,332	Netflix, Inc.*	150,973
2,734	Panera Bread Co., Class A*	153,131
8,739	PetMed Express, Inc.*	142,096
7,267	Phillips-Van Heusen Corp.	210,962
6,873	Rent-A-Center, Inc.*	132,305
4,079	Ross Stores, Inc.	154,757
10,704	Timberland (The) Co., Class A*	173,833
5,407	TJX (The) Cos., Inc.	151,234
5,026	UniFirst Corp.	187,420
5,563	Warnaco Group (The), Inc.*	160,437
48,167	Wet Seal (The), Inc., Class A*	183,516
15,262	Zumiez, Inc.*	184,060
		5,355,385
	Consumer Staples—7.4%
5,439	Alberto-Culver Co.	121,235
7,799	Altria Group, Inc.	127,358
3,924	American Italian Pasta Co., Class A*	123,371
4,030	BJ's Wholesale Club, Inc.*	134,360
2,802	Brown-Forman Corp., Class B	130,293
1,898	Chattem, Inc.*	104,219
16,842	Del Monte Foods Co.	127,157
2,295	General Mills, Inc.	116,334
3,618	Hansen Natural Corp.*	147,470
3,575	Hershey (The) Co.	129,201
3,815	J & J Snack Foods Corp.	147,869
3,098	Lancaster Colony Corp.	135,692
12,810	Nu Skin Enterprises, Inc., Class A	164,224
22,014	Prestige Brands Holdings, Inc.*	142,210
2,446	Wal-Mart Stores, Inc.	123,278
4,893	WD-40 Co.	132,405
		2,106,676

Number of Shares		Value
	Common Stocks (Continued)
	Energy—2.5%
19,084	Basic Energy Services, Inc.*	$194,657
1,597	Core Laboratories N.V. (Netherlands)	132,918
2,010	SEACOR Holdings, Inc.*	132,097
21,126	VAALCO Energy, Inc.*	100,771
4,151	World Fuel Services Corp.	158,278
		718,721
	Financials—16.1%
7,739	American Financial Group, Inc.	136,052
2,842	American Physicians Capital, Inc.	118,398
14,370	AmTrust Financial Services, Inc.	131,198
3,149	Aon Corp.	132,888
4,251	Argo Group International Holdings Ltd. (Bermuda)*	118,985
5,527	Aspen Insurance Holdings Ltd. (Bermuda)	130,327
3,759	Bank of Hawaii Corp.	132,091
3,084	Chubb (The) Corp.	120,122
5,863	Cincinnati Financial Corp.	140,419
8,276	CNA Surety Corp.*	159,313
12,544	Employers Holdings, Inc.	104,617
10,087	First Mercury Financial Corp.*	133,350
3,246	FPIC Insurance Group, Inc.*	99,133
4,046	Harleysville Group, Inc.	117,010
5,486	HCC Insurance Holdings, Inc.	131,225
15,659	Horace Mann Educators Corp.	137,486
6,185	Investment Technology Group, Inc.*	140,894
20,834	LaBranche & Co., Inc.*	87,086
20,906	Meadowbrook Insurance Group, Inc.	124,391
2,305	Navigators Group (The), Inc.*	104,601
23,611	Nelnet, Inc., Class A*	142,374
2,167	Northern Trust Corp.	117,798
2,591	Odyssey Re Holdings Corp.	99,209
12,200	optionsXpress Holdings, Inc.	200,811
2,520	ProAssurance Corp.*	110,729
14,100	Provident New York Bancorp	119,427
8,626	Raymond James Financial, Inc.	135,342
2,458	RLI Corp.	118,058
3,851	Safety Insurance Group, Inc.	127,276
12,389	SeaBright Insurance Holdings, Inc.*	114,970
10,145	TD Ameritrade Holding Corp.*	161,407
5,905	Tower Group, Inc.	160,557
22,550	TradeStation Group, Inc.*	182,881
3,331	Travelers (The) Cos., Inc.	137,037
11,829	Unum Group	193,286
		4,620,748
	Health Care—10.0%
14,685	Alliance HealthCare Services, Inc.*	115,571
4,860	AMERIGROUP Corp.*	145,168
3,792	AmerisourceBergen Corp.	127,563
2,461	Amgen, Inc.*	119,285
18,497	AMN Healthcare Services, Inc.*	127,444

See Notes to Financial Statements.

17

Schedule of Investments (Continued)

PowerShares Dynamic MagniQuant Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
1,945	Becton Dickinson & Co.	$117,634
6,541	Bristol-Myers Squibb Co.	125,587
1,501	C.R. Bard, Inc.	107,517
7,092	Centene Corp.*	130,280
3,025	Chemed Corp.	128,048
4,502	Computer Programs and Systems, Inc.	157,526
8,953	Cyberonics, Inc.*	118,538
3,933	Emergency Medical Services Corp., Class A*	137,026
6,345	Endo Pharmaceuticals Holdings, Inc.*	104,946
9,102	Ensign Group (The), Inc.	141,081
2,394	Express Scripts, Inc.*	153,144
16,405	King Pharmaceuticals, Inc.*	129,271
3,631	Magellan Health Services, Inc.*	107,332
26,465	NPS Pharmaceuticals, Inc.*	91,569
2,627	Quest Diagnostics, Inc.	134,844
24,778	Questcor Pharmaceuticals, Inc.*	111,501
8,039	Sepracor, Inc.*	114,234
4,259	Watson Pharmaceuticals, Inc.*	131,773
		2,876,882
	Industrials—19.9%
1,705	Alliant Techsystems, Inc.*	135,803
12,716	Apogee Enterprises, Inc.	170,394
16,428	Blount International, Inc.*	105,139
5,417	CIRCOR International, Inc.	139,379
12,650	Comfort Systems USA, Inc.	136,494
7,907	Covanta Holding Corp.*	111,568
4,621	Cubic Corp.	132,669
15,598	Deluxe Corp.	226,172
4,829	Dover Corp.	148,637
9,879	DynCorp International, Inc., Class A*	150,655
7,814	EMCOR Group, Inc.*	162,453
5,601	Equifax, Inc.	163,325
4,752	Esterline Technologies Corp.*	125,215
5,359	Exponent, Inc.*	149,516
19,054	Federal Signal Corp.	148,050
18,357	Gibraltar Industries, Inc.	122,992
3,633	Goodrich Corp.	160,869
3,385	Granite Construction, Inc.	133,538
23,428	H&E Equipment Services, Inc.*	176,413
9,735	Heartland Express, Inc.	145,538
11,946	Herman Miller, Inc.	177,637
4,488	Honeywell International, Inc.	140,070
3,224	ITT Corp.	132,216
18,245	Knoll, Inc.	129,175
13,032	Korn/Ferry International*	138,009
1,780	L-3 Communications Holdings, Inc.	135,547
1,908	Lockheed Martin Corp.	149,835
7,272	Marten Transport Ltd.*	150,821
7,709	McGrath Rentcorp	162,968
3,762	Michael Baker Corp.*	126,403
3,936	MSC Industrial Direct Co., Class A	160,786
5,066	Pall Corp.	133,793

Number of Shares		Value
	Common Stocks (Continued)
5,769	Pentair, Inc.	$153,686
3,013	Raytheon Co.	136,278
7,401	Standard Parking Corp.*	112,791
5,257	Thomas & Betts Corp.*	163,598
7,211	Tredegar Corp.	126,769
2,452	Watson Wyatt Worldwide, Inc., Class A	130,079
7,254	WESCO International, Inc.*	188,604
		5,693,884
	Information Technology—21.4%
54,488	3Com Corp.*	220,676
4,125	Accenture Ltd., Class A (Bermuda)	121,399
2,582	Affiliated Computer Services, Inc., Class A*	124,917
1,349	Apple, Inc.*	169,745
22,136	BigBand Networks, Inc.*	129,717
4,064	BMC Software, Inc.*	140,899
7,105	CA, Inc.	122,561
3,186	Comtech Telecommunications Corp.*	106,635
8,907	CSG Systems International, Inc.*	129,152
19,114	EarthLink, Inc.*	144,884
3,925	Global Payments, Inc.	125,836
4,366	Hittite Microwave Corp.*	162,241
4,099	InterDigital, Inc.*	107,886
1,308	International Business Machines Corp.	134,999
6,430	j2 Global Communications, Inc.*	154,256
7,559	Jack Henry & Associates, Inc.	136,213
12,414	JDA Software Group, Inc.*	175,162
4,308	McAfee, Inc.*	161,722
7,163	Metavante Technologies, Inc.*	168,975
7,489	MICROS Systems, Inc.*	157,119
7,456	Microsoft Corp.	151,059
15,204	NCR Corp.*	154,321
38,107	Novell, Inc.*	143,282
10,581	Perot Systems Corp., Class A*	148,769
8,796	Red Hat, Inc.*	151,907
21,126	S1 Corp.*	130,981
6,368	SAIC, Inc.*	115,261
18,526	Skyworks Solutions, Inc.*	163,770
5,803	Synaptics, Inc.*	188,481
6,464	Synopsys, Inc.*	140,786
9,822	Tekelec*	152,241
14,596	TeleCommunication Systems, Inc., Class A*	143,187
31,689	Tellabs, Inc.*	166,050
7,789	Teradata Corp.*	130,232
24,932	TIBCO Software, Inc.*	157,570
16,984	TiVo, Inc.*	127,380
18,000	TNS, Inc.*	303,300
9,573	Total System Services, Inc.	119,375
10,790	Websense, Inc.*	192,386
15,949	Wind River Systems, Inc.*	116,906
6,811	Xilinx, Inc.	139,217
		6,131,455

See Notes to Financial Statements.

18

Schedule of Investments (Continued)

PowerShares Dynamic MagniQuant Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
	Materials—3.1%
6,484	Bemis Co., Inc.	$155,875
7,607	Pactiv Corp.*	166,289
4,361	Rock-Tenn Co., Class A	164,671
2,455	Silgan Holdings, Inc.	114,133
6,249	Sonoco Products Co.	152,538
4,669	Terra Industries, Inc.	123,729
		877,235
	Telecommunication Services—0.5%
5,775	Atlantic Tele-Network, Inc.	127,512
	Utilities—0.4%
9,847	Mirant Corp.*	125,352
	Total Common Stocks (Cost $25,981,267)	28,633,850
	Money Market Fund—0.2%
67,582	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $67,582)	67,582
	Total Investments (Cost $26,048,849)—100.2%	28,701,432
	Liabilities in excess of other assets—(0.2%)	(50,219)
	Net Assets—100.0%	$28,651,213

*  Non-income producing security.

See Notes to Financial Statements.

19

Schedule of Investments

PowerShares Dynamic Market Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.9%
	Consumer Discretionary—10.7%
39,215	Carter's, Inc.*	$838,417
135,973	Family Dollar Stores, Inc.	4,512,944
75,425	FGX International Holdings Ltd.*	868,896
50,681	Fossil, Inc.*	1,021,729
345,788	Gap (The), Inc.	5,373,546
72,030	HOT Topic, Inc.*	881,647
44,607	Lincoln Educational Services Corp.*	740,030
73,263	Maidenform Brands, Inc.*	934,103
14,525	Panera Bread Co., Class A*	813,545
46,417	PetMed Express, Inc.*	754,740
36,504	Rent-A-Center, Inc.*	702,702
126,386	Ross Stores, Inc.	4,795,085
56,855	Timberland (The) Co., Class A*	923,325
167,539	TJX (The) Cos., Inc.	4,686,066
		27,846,775
	Consumer Staples—10.9%
60,560	Alberto-Culver Co.	1,349,882
607,842	Altria Group, Inc.	9,926,060
187,516	Del Monte Foods Co.	1,415,746
40,289	Hansen Natural Corp.*	1,642,180
39,800	Hershey (The) Co.	1,438,372
34,482	Lancaster Colony Corp.	1,510,312
190,596	Wal-Mart Stores, Inc.	9,606,038
54,476	WD-40 Co.	1,474,121
		28,362,711
	Energy—13.7%
299,103	Anadarko Petroleum Corp.	12,879,374
355,007	Basic Energy Services, Inc.*	3,621,071
391,089	National-Oilwell Varco, Inc.*	11,842,174
37,390	SEACOR Holdings, Inc.*	2,457,271
392,996	VAALCO Energy, Inc.*	1,874,591
77,214	World Fuel Services Corp.	2,944,170
		35,618,651
	Financials—11.5%
16,034	American Physicians Capital, Inc.	667,976
82,887	Aon Corp.	3,497,831
81,188	Chubb (The) Corp.	3,162,273
154,314	Cincinnati Financial Corp.	3,695,820
46,681	CNA Surety Corp.*	898,609
70,750	Employers Holdings, Inc.	590,055
18,308	FPIC Insurance Group, Inc.*	559,126
30,944	HCC Insurance Holdings, Inc.	740,180
34,884	Investment Technology Group, Inc.*	794,658
57,062	Northern Trust Corp.	3,101,890
14,619	Odyssey Re Holdings Corp.	559,762
14,208	ProAssurance Corp.*	624,300
13,871	RLI Corp.	666,224
21,717	Safety Insurance Group, Inc.	717,747
267,031	TD Ameritrade Holding Corp.*	4,248,463
33,315	Tower Group, Inc.	905,835

Number of Shares		Value
	Common Stocks (Continued)
127,197	TradeStation Group, Inc.*	$1,031,568
87,677	Travelers (The) Cos., Inc.	3,607,032
		30,069,349
	Health Care—14.6%
116,019	Alliance HealthCare Services, Inc.*	913,070
38,392	AMERIGROUP Corp.*	1,146,769
124,756	Amgen, Inc.*	6,046,923
331,588	Bristol-Myers Squibb Co.	6,366,490
56,029	Centene Corp.*	1,029,253
35,564	Computer Programs and Systems, Inc.	1,244,384
70,729	Cyberonics, Inc.*	936,452
31,068	Emergency Medical Services Corp., Class A*	1,082,409
50,121	Endo Pharmaceuticals Holdings, Inc.*	829,001
71,905	Ensign Group (The), Inc.	1,114,528
121,364	Express Scripts, Inc.*	7,763,655
28,686	Magellan Health Services, Inc.*	847,958
133,197	Quest Diagnostics, Inc.	6,837,002
63,509	Sepracor, Inc.*	902,463
33,653	Watson Pharmaceuticals, Inc.*	1,041,224
		38,101,581
	Industrials—11.6%
35,370	Cubic Corp.	1,015,473
119,403	Deluxe Corp.	1,731,344
266,763	Equifax, Inc.	7,778,809
41,020	Exponent, Inc.*	1,144,458
145,845	Federal Signal Corp.	1,133,216
153,559	ITT Corp.	6,297,455
139,664	Knoll, Inc.	988,821
90,879	Lockheed Martin Corp.	7,136,728
55,662	Marten Transport Ltd.*	1,154,430
28,799	Michael Baker Corp.*	967,646
18,768	Watson Wyatt Worldwide, Inc., Class A	995,642
		30,344,022
	Information Technology—16.1%
459,431	3Com Corp.*	1,860,696
178,561	Accenture Ltd., Class A (Bermuda)	5,255,050
111,773	Affiliated Computer Services, Inc., Class A*	5,407,578
307,500	CA, Inc.	5,304,375
75,099	CSG Systems International, Inc.*	1,088,936
34,558	InterDigital, Inc.*	909,567
56,633	International Business Machines Corp.	5,845,092
54,211	j2 Global Communications, Inc.*	1,300,522
128,202	NCR Corp.*	1,301,250
89,221	Perot Systems Corp., Class A*	1,254,447
380,723	Red Hat, Inc.*	6,575,086
178,130	S1 Corp.*	1,104,406
48,936	Synaptics, Inc.*	1,589,441
123,067	TeleCommunication Systems, Inc., Class A*	1,207,287
65,677	Teradata Corp.*	1,098,119
80,709	Total System Services, Inc.	1,006,441
		42,108,293

See Notes to Financial Statements.

20

Schedule of Investments (Continued)

PowerShares Dynamic Market Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
	Materials—3.2%
138,803	Ball Corp.	$5,235,649
43,019	Bemis Co., Inc.	1,034,177
50,464	Pactiv Corp.*	1,103,143
41,461	Sonoco Products Co.	1,012,063
		8,385,032
	Telecommunication Services—3.3%
35,338	Atlantic Tele-Network, Inc.	780,263
783,885	Sprint Nextel Corp.*	3,417,739
48,702	Syniverse Holdings, Inc.*	613,645
88,813	USA Mobility, Inc.	987,601
90,393	Verizon Communications, Inc.	2,742,524
		8,541,772
	Utilities—4.3%
127,715	Mirant Corp.*	1,625,812
95,131	Portland General Electric Co.	1,738,043
267,112	Public Service Enterprise Group, Inc.	7,970,622
		11,334,477
	Total Common Stocks (Cost $244,639,651)	260,712,663
	Money Market Fund—0.1%
156,761	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $156,761)	156,761
	Total Investments (Cost $244,796,412)—100.0%	260,869,424
	Liabilities in excess of other assets—0.0%	(89,996)
	Net Assets—100.0%	$260,779,428

*  Non-income producing security.

See Notes to Financial Statements.

21

Schedule of Investments

PowerShares Dynamic OTC Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.9%
	Consumer Discretionary—13.2%
10,670	Apollo Group, Inc., Class A*	$671,677
19,546	FGX International Holdings Ltd.*	225,170
13,134	Fossil, Inc.*	264,781
18,666	Hot Topic, Inc.*	228,472
11,560	Lincoln Educational Services Corp.*	191,780
21,404	Netflix, Inc.*	969,815
3,763	Panera Bread Co., Class A*	210,766
12,028	PetMed Express, Inc.*	195,575
38,597	PetSmart, Inc.	883,099
9,460	Rent-A-Center, Inc.*	182,105
26,203	Ross Stores, Inc.	994,142
6,574	Steiner Leisure Ltd.*	208,001
		5,225,383
	Consumer Staples—2.1%
13,139	Lancaster Colony Corp.	575,488
8,895	WD-40 Co.	240,699
		816,187
	Energy—1.0%
21,773	Patterson-UTI Energy, Inc.	276,735
6,624	Petroleum Development Corp.*	107,375
		384,110
	Financials—8.7%
2,130	American Physicians Capital, Inc.	88,736
10,773	AmTrust Financial Services, Inc.	98,357
9,754	Arch Capital Group Ltd.*	563,586
25,641	Cincinnati Financial Corp.	614,102
2,435	FPIC Insurance Group, Inc.*	74,365
3,035	Harleysville Group, Inc.	87,772
5,175	Lakeland Financial Corp.	97,135
9,480	Northern Trust Corp.	515,333
9,147	optionsXpress Holdings, Inc.	150,560
10,573	Provident New York Bancorp	89,553
2,888	Safety Insurance Group, Inc.	95,448
44,369	TD Ameritrade Holding Corp.*	705,911
4,429	Tower Group, Inc.	120,425
16,908	TradeStation Group, Inc.*	137,124
		3,438,407
	Health Care—15.2%
20,543	Amgen, Inc.*	995,719
7,158	Computer Programs and Systems, Inc.	250,458
14,235	Cyberonics, Inc.*	188,471
14,471	Ensign Group (The), Inc.	224,301
19,985	Express Scripts, Inc.*	1,278,440
6,072	ICU Medical, Inc.*	228,307
9,608	LHC Group, Inc.*	219,255
30,313	Magellan Health Services, Inc.*	896,052
10,861	Matrixx Initiatives, Inc.*	185,940
42,079	NPS Pharmaceuticals, Inc.*	145,593
32,618	PDL BioPharma, Inc.	233,219

Number of Shares		Value
	Common Stocks (Continued)
39,396	Questcor Pharmaceuticals, Inc.*	$177,282
67,101	Sepracor, Inc.*	953,505
		5,976,542
	Industrials—6.0%
12,516	Apogee Enterprises, Inc.	167,714
5,274	Exponent, Inc.*	147,145
18,067	Gibraltar Industries, Inc.	121,049
23,060	H&E Equipment Services, Inc.*	173,642
55,891	Heartland Express, Inc.	835,570
7,157	Marten Transport Ltd.*	148,436
30,865	Tetra Tech Inc.*	758,044
		2,351,600
	Information Technology—52.4%
69,103	3Com Corp.*	279,867
34,787	Acme Packet, Inc.*	268,208
13,635	Anaren, Inc.*	177,391
11,304	Apple, Inc.*	1,422,383
70,052	Art Technology Group, Inc.*	219,963
29,565	Automatic Data Processing, Inc.	1,040,688
28,074	BigBand Networks, Inc.*	164,514
59,564	CA, Inc.	1,027,479
69,295	Cisco Systems, Inc.*	1,338,779
14,683	Cogent, Inc.*	166,505
170,833	Compuware Corp.*	1,277,831
4,042	Comtech Telecommunications Corp.*	135,286
11,297	CSG Systems International, Inc.*	163,807
22,069	Double-Take Software, Inc.*	179,200
24,239	EarthLink, Inc.*	183,732
7,605	EMS Technologies, Inc.*	144,875
5,536	Hittite Microwave Corp.*	205,718
5,199	InterDigital, Inc.*	136,838
8,152	j2 Global Communications, Inc.*	195,566
63,377	Jack Henry & Associates, Inc.	1,142,054
15,743	JDA Software Group, Inc.*	222,134
19,353	ManTech International Corp., Class A*	700,385
9,496	MICROS Systems, Inc.*	199,226
62,514	Microsoft Corp.	1,266,534
5,614	NCI, Inc., Class A*	136,757
48,327	Novell, Inc.*	181,710
5,634	NVE Corp.*	214,317
45,768	Paychex, Inc.	1,236,194
13,514	Quest Software, Inc.*	196,358
19,210	RightNow Technologies, Inc.*	145,036
26,792	S1 Corp.*	166,110
39,873	Sapient Corp.*	204,548
23,492	Skyworks Solutions, Inc.*	207,669
45,182	Symmetricom, Inc.*	225,006
7,358	Synaptics, Inc.*	238,988
54,194	Synopsys, Inc.*	1,180,345
7,507	Syntel, Inc.	208,094
12,456	Tekelec*	193,068

See Notes to Financial Statements.

22

Schedule of Investments (Continued)

PowerShares Dynamic OTC Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
18,511	TeleCommunication Systems, Inc., Class A*	$181,593
265,691	Tellabs, Inc.*	1,392,221
31,618	TIBCO Software, Inc.*	199,826
21,540	TiVo, Inc.*	161,550
24,911	Virtusa Corp.*	159,181
13,684	Websense, Inc.*	243,986
20,229	Wind River Systems, Inc.*	148,279
57,107	Xilinx, Inc.	1,167,267
		20,647,066
	Materials—0.5%
4,192	GenTek, Inc.*	80,025
2,789	Silgan Holdings, Inc.	129,661
		209,686
	Telecommunication Services—0.8%
3,727	Atlantic Tele-Network, Inc.	82,292
14,154	NII Holdings, Inc.*	228,729
		311,021
	Total Common Stocks (Cost $37,325,570)	39,360,002
	Money Market Fund—0.2%
72,998	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $72,998)	72,998
	Total Investments (Cost $37,398,568)—100.1%	39,433,000
	Liabilities in excess of other assets—(0.1%)	(39,530)
	Net Assets—100.0%	$39,393,470

*  Non-income producing security.

See Notes to Financial Statements.

23

Schedule of Investments

PowerShares FTSE RAFI US 1000 Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—15.2%
4,210	Abercrombie & Fitch Co., Class A	$113,923
1,064	Advance Auto Parts, Inc.	46,550
2,743	Amazon.com, Inc.*	220,866
51,370	American Axle & Manufacturing Holdings, Inc.	51,370
5,847	American Eagle Outfitters, Inc.	86,653
8,573	AnnTaylor Stores Corp.*	63,354
1,244	Apollo Group, Inc., Class A*	78,310
152,267	ArvinMeritor, Inc.	188,811
24,203	Asbury Automotive Group, Inc.	234,043
9,502	Autoliv, Inc.	234,414
19,328	AutoNation, Inc.*	342,299
798	AutoZone, Inc.*	132,779
3,640	Barnes & Noble, Inc.	95,077
124,573	Beazer Homes USA, Inc.*	313,924
8,248	Bed Bath & Beyond, Inc.*	250,904
77,191	Belo Corp., Class A	131,225
16,875	Best Buy Co., Inc.	647,663
5,010	Big Lots, Inc.*	138,476
5,619	Black & Decker (The) Corp.	226,446
123,443	Blockbuster, Inc., Class A*	98,754
105,762	Borders Group, Inc.*	288,730
5,981	BorgWarner, Inc.	173,150
12,020	Boyd Gaming Corp.	110,464
7,029	Brinker International, Inc.	124,554
30,508	Brunswick Corp.	182,438
2,784	Burger King Holdings, Inc.	45,491
4,176	Cabela's, Inc.*	53,495
5,506	Cablevision Systems Corp., Class A	94,483
2,280	Career Education Corp.*	50,251
12,482	CarMax, Inc.*	159,270
29,274	Carnival Corp.	786,885
176,987	CBS Corp., Class B	1,245,988
24,387	Centex Corp.	266,794
5,301	Central European Media Enterprises, Ltd., Class A (Bermuda)*	86,989
82,623	Charming Shoppes, Inc.*	288,354
10,991	Chico's FAS, Inc.*	83,971
1,833	Cinemark Holdings, Inc.	16,314
35,729	Clear Channel Outdoor Holdings, Inc., Class A*	137,199
7,649	Coach, Inc.*	187,401
5,583	Collective Brands, Inc.*	81,065
89,795	Comcast Corp., Class A	1,388,231
35,336	Comcast Corp., Special Class A	518,732
10,393	Cooper Tire & Rubber Co.	85,950
2,891	Core-Mark Holding Co., Inc.*	55,420
28,792	D.R. Horton, Inc.	375,736
4,261	Darden Restaurants, Inc.	157,529
3,692	Dick's Sporting Goods, Inc.*	70,148

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
35,305	Dillard's, Inc., Class A	$272,202
15,357	DIRECTV Group (The), Inc.*	379,779
3,079	Discovery Communications, Inc., Class A*	58,470
3,232	Discovery Communications, Inc., Class C*	56,625
20,930	DISH Network Corp., Class A*	277,323
2,265	Dollar Tree, Inc.*	95,900
8,754	Domino's Pizza, Inc.*	82,638
67,794	E.W. Scripps Co., Class A	133,554
69,012	Eastman Kodak Co.	210,487
166,592	Emmis Communications Corp., Class A*	58,307
16,505	Exide Technologies*	89,622
20,321	Expedia, Inc.*	276,569
4,106	Family Dollar Stores, Inc.	136,278
7,185	Federal-Mogul Corp.*	79,754
13,833	Foot Locker, Inc.	164,474
1,344,863	Ford Motor Co.*	8,042,280
10,836	Fortune Brands, Inc.	425,963
33,265	Furniture Brands International, Inc.	105,117
3,699	GameStop Corp., Class A*	111,562
115,283	Gannett Co., Inc.	450,757
24,474	Gap (The), Inc.	380,326
3,996	Garmin Ltd.	100,659
817,504	General Motors Corp.	1,569,607
7,742	Genuine Parts Co.	262,918
79,558	Goodyear Tire & Rubber (The) Co.*	874,342
6,674	Group 1 Automotive, Inc.	142,156
7,157	H&R Block, Inc.	108,357
12,999	Hanesbrands, Inc.*	213,964
21,165	Harley-Davidson, Inc.	469,016
6,562	Harman International Industries, Inc.	119,363
3,829	Hasbro, Inc.	102,081
9,597	Hearst-Argyle Television, Inc.	43,187
78,636	Home Depot (The), Inc.	2,069,699
78,964	Hovnanian Enterprises, Inc., Class A*	218,730
24,449	HSN, Inc.*	168,943
870	Interactive Data Corp.	19,558
14,102	International Game Technology	174,160
36,081	Interpublic Group of Cos., Inc.*	225,867
24,066	J. C. Penney Co., Inc.	738,586
2,741	Jack in the Box, Inc.*	67,401
7,614	Jarden Corp.*	153,041
50,205	Johnson Controls, Inc.	954,397
39,400	Jones Apparel Group, Inc.	364,056
12,180	KB Home	220,093
11,010	Kohl's Corp.*	499,304
17,942	Lamar Advertising Co., Class A*	303,220
24,528	Las Vegas Sands Corp.*	191,809
312,336	Lear Corp.*	249,869
11,271	Leggett & Platt, Inc.	161,852
25,493	Lennar Corp., Class A	248,302
13,151	Liberty Global, Inc., Series A*	216,860

See Notes to Financial Statements.

24

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
12,733	Liberty Global, Inc., Series C*	$208,312
47,020	Liberty Media Corp.-Capital, Series A*	550,134
109,107	Liberty Media Corp.-Interactive, Class A*	578,267
18,636	Live Nation, Inc.*	72,867
33,063	Liz Claiborne, Inc.	156,719
56,861	Lowe's Cos., Inc.	1,222,512
32,568	Ltd Brands, Inc.	371,927
63,979	Macy's, Inc.	875,233
12,987	Marriott International, Inc., Class A	305,974
15,113	Mattel, Inc.	226,090
91,534	McClatchy Co., Class A	48,513
15,551	McDonald's Corp.	828,713
11,118	McGraw-Hill (The) Cos., Inc.	335,208
2,542	MDC Holdings, Inc.	86,886
2,713	Meredith Corp.	68,042
41,361	MGM MIRAGE*	346,605
9,795	Mohawk Industries, Inc.*	463,401
18,733	New York Times (The) Co., Class A	100,784
25,935	Newell Rubbermaid, Inc.	271,021
122,609	News Corp., Class A	1,012,750
30,319	News Corp., Class B	276,509
7,827	NIKE, Inc., Class B	410,683
11,396	Nordstrom, Inc.	257,891
416	NVR, Inc.*	210,234
262,973	Office Depot, Inc.*	681,100
38,867	OfficeMax, Inc.	289,559
11,658	Omnicom Group, Inc.	366,877
2,391	O'Reilly Automotive, Inc.*	92,890
3,534	Penn National Gaming, Inc.*	120,227
11,569	Penske Automotive Group, Inc.	153,289
3,604	PetSmart, Inc.	82,460
2,955	Polo Ralph Lauren Corp.	159,097
20,921	Pulte Homes, Inc.	240,801
38,542	Quiksilver, Inc.*	63,594
11,743	RadioShack Corp.	165,341
23,324	RCN Corp.*	95,628
16,904	Regal Entertainment Group, Class A	220,766
3,953	Regis Corp.	75,660
5,856	Rent-A-Center, Inc.*	112,728
2,904	Ross Stores, Inc.	110,178
16,858	Royal Caribbean Cruises Ltd.	248,318
4,176	Ryland Group, Inc.	86,485
63,494	Saks, Inc.*	330,804
3,787	Scholastic Corp.	74,718
3,245	Scripps Networks Interactive, Inc., Class A	89,043
15,411	Sears Holdings Corp.*	962,725
19,201	Service Corp. International	86,981
3,180	Sherwin-Williams (The) Co.	180,115
2,822	Snap-On, Inc.	95,722
68,174	Sonic Automotive, Inc., Class A	351,778
59,288	Standard-Pacific Corp.*	110,869

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
4,227	Stanley Works (The)	$160,753
20,950	Staples, Inc.	431,989
23,389	Starbucks Corp.*	338,205
14,374	Starwood Hotels & Resorts Worldwide, Inc.	299,842
36,670	Target Corp.	1,513,003
63,768	Tenneco, Inc.*	195,130
3,772	Thor Industries, Inc.	86,718
13,362	Ticketmaster Entertainment, Inc.*	70,284
4,223	Tiffany & Co.	122,214
2,091	Tim Hortons, Inc. (Canada)	50,790
18,604	Time Warner Cable, Inc.	599,607
88,260	Time Warner, Inc.	1,926,715
12,195	TJX (The) Cos., Inc.	341,094
7,396	Toll Brothers, Inc.*	149,843
1,620	Tractor Supply Co.*	65,416
29,983	Travelcenters of America LLC*	73,458
81,687	TRW Automotive Holdings Corp.*	704,142
3,752	VF Corp.	222,381
27,538	Viacom, Inc., Class B*	529,831
43,238	Virgin Media, Inc.	333,797
4,418	WABCO Holdings, Inc.	70,644
72,374	Walt Disney (The) Co.	1,584,990
18,620	Warner Music Group Corp.*	100,176
109	Washington Post (The) Co., Class B	45,626
12,901	Whirlpool Corp.	582,609
9,098	Williams-Sonoma, Inc.	127,372
33,523	Wyndham Worldwide Corp.	391,549
851	Wynn Resorts Ltd.*	33,385
8,604	Yum! Brands, Inc.	286,943
38,629	Zale Corp.*	143,700
		60,465,491
	Consumer Staples—8.1%
2,069	Alberto-Culver Co.	46,118
169,518	Altria Group, Inc.	2,768,229
28,347	Archer-Daniels-Midland Co.	697,903
12,013	Avon Products, Inc.	273,416
15,570	Bare Escentuals, Inc.*	144,178
4,210	BJ's Wholesale Club, Inc.*	140,361
2,425	Brown-Forman Corp., Class B	112,763
8,379	Bunge Ltd.	402,276
6,438	Campbell Soup Co.	165,585
2,491	Casey's General Stores, Inc.	66,286
11,161	Chiquita Brands International, Inc.*	84,489
945	Church & Dwight Co., Inc.	51,417
3,087	Clorox (The) Co.	173,026
37,953	Coca-Cola (The) Co.	1,633,877
25,566	Coca-Cola Enterprises, Inc.	436,156
6,674	Colgate-Palmolive Co.	393,766
24,142	ConAgra Foods, Inc.	427,313
11,405	Constellation Brands, Inc., Class A*	132,184
3,292	Corn Products International, Inc.	78,679

See Notes to Financial Statements.

25

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
13,023	Cosan Ltd., Class A (Brazil)*	$45,841
18,967	Costco Wholesale Corp.	921,796
38,588	CVS Caremark Corp.	1,226,327
30,841	Dean Foods Co.*	638,409
10,797	Del Monte Foods Co.	81,517
16,405	Dr. Pepper Snapple Group, Inc.*	339,748
2,305	Energizer Holdings, Inc.*	132,077
6,656	Estee Lauder (The) Cos., Inc., Class A	199,014
2,518	Fresh Del Monte Produce, Inc.*	36,561
8,119	General Mills, Inc.	411,552
20,316	Great Atlantic & Pacific Tea Co., Inc.*	149,119
8,941	H.J. Heinz Co.	307,749
4,429	Hershey (The) Co.	160,064
2,961	Hormel Foods Corp.	92,650
1,982	J.M. Smucker (The) Co.	78,091
6,593	Kellogg Co.	277,631
11,476	Kimberly-Clark Corp.	563,931
58,809	Kraft Foods, Inc., Class A	1,376,131
39,637	Kroger (The) Co.	856,952
6,192	Lorillard, Inc.	390,901
2,722	McCormick & Co., Inc.	80,163
5,877	Molson Coors Brewing Co., Class B	224,795
1,422	Nash Finch Co.	41,650
2,939	NBTY, Inc.*	76,149
4,453	Pantry (The), Inc.*	105,180
9,622	Pepsi Bottling Group (The), Inc.	300,880
4,398	PepsiAmericas, Inc.	108,059
27,341	PepsiCo, Inc.	1,360,488
34,329	Philip Morris International, Inc.	1,242,710
65,317	Procter & Gamble (The) Co.	3,229,272
1,137	Ralcorp Holdings, Inc.*	64,991
9,268	Reynolds American, Inc.	351,999
1,996	Ruddick Corp.	51,217
30,673	Safeway, Inc.	605,792
47,493	Sara Lee Corp.	395,142
28,322	Smithfield Foods, Inc.*	244,702
27,374	SUPERVALU, Inc.	447,565
24,336	Sysco Corp.	567,759
42,827	Tyson Foods, Inc., Class A	451,397
1,909	Universal Corp.	57,575
34,523	Walgreen Co.	1,085,058
82,267	Wal-Mart Stores, Inc.	4,146,257
10,467	Whole Foods Market, Inc.	216,981
11,033	Winn-Dixie Stores, Inc.*	126,438
		32,096,302
	Energy—8.8%
1,496	Alon USA Energy, Inc.	18,999
16,458	Anadarko Petroleum Corp.	708,681
9,547	Apache Corp.	695,594
4,414	Arch Coal, Inc.	61,664

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
10,734	Baker Hughes, Inc.	$381,916
15,282	BJ Services Co.	212,267
5,243	Cameron International Corp.*	134,116
24,052	Chesapeake Energy Corp.	474,065
79,764	Chevron Corp.	5,272,400
4,591	Cimarex Energy Co.	123,498
457	CNX Gas Corp.*	11,768
11,144	Complete Production Services, Inc.*	74,442
91,249	ConocoPhillips	3,741,209
3,418	CONSOL Energy, Inc.	106,915
827	Continental Resources, Inc.*	19,310
4,084	CVR Energy, Inc.*	30,058
2,047	Delek US Holdings, Inc.	21,023
4,649	Denbury Resources, Inc.*	75,686
17,169	Devon Energy Corp.	890,213
1,178	Diamond Offshore Drilling, Inc.	85,299
35,945	El Paso Corp.	248,021
4,255	ENSCO International, Inc.	120,331
4,829	EOG Resources, Inc.	306,545
6,882	Exterran Holdings, Inc.*	142,113
126,458	Exxon Mobil Corp.	8,430,954
2,887	FMC Technologies, Inc.*	98,822
6,865	Forest Oil Corp.*	109,840
3,467	Foundation Coal Holdings, Inc.	56,304
4,084	Frontier Oil Corp.	51,908
9,461	General Maritime Corp.	93,948
30,426	Halliburton Co.	615,214
22,959	Helix Energy Solutions Group, Inc.*	208,697
3,040	Helmerich & Payne, Inc.	93,693
38,363	Hercules Offshore, Inc.*	122,762
9,147	Hess Corp.	501,164
1,717	Holly Corp.	35,988
21,022	Key Energy Services, Inc.*	92,287
3,719	Linn Energy LLC	61,512
46,436	Marathon Oil Corp.	1,379,149
6,618	Mariner Energy, Inc.*	75,313
4,076	Massey Energy Co.	64,849
6,266	Murphy Oil Corp.	298,951
20,630	Nabors Industries Ltd. (Bermuda)*	313,782
9,088	National Oilwell Varco, Inc.*	275,185
8,250	Newfield Exploration Co.*	257,235
7,027	Noble Corp. (Switzerland)	192,048
3,568	Noble Energy, Inc.	202,484
12,870	Occidental Petroleum Corp.	724,452
1,574	Oil States International, Inc.*	29,749
2,487	Overseas Shipholding Group, Inc.	71,402
9,687	Patterson-UTI Energy, Inc.	123,122
5,783	Peabody Energy Corp.	152,613
3,715	PetroHawk Energy Corp.*	87,674
21,794	Pioneer Drilling Co.*	108,970
7,329	Pioneer Natural Resources Co.	169,446

See Notes to Financial Statements.

26

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,738	Plains Exploration & Production Co.*	$108,276
7,264	Pride International, Inc.*	164,893
1,325	Range Resources Corp.	52,960
6,093	Rowan Cos., Inc.	95,112
5,402	SandRidge Energy, Inc.*	44,080
21,510	Schlumberger Ltd.	1,053,775
950	SEACOR Holdings, Inc.*	62,434
5,680	Ship Finance International Ltd. (Bermuda)	49,018
9,223	Smith International, Inc.	238,415
5,516	Southern Union Co.	87,760
2,171	Southwestern Energy Co.*	77,852
29,967	Spectra Energy Corp.	434,522
13,642	Stone Energy Corp.*	58,797
11,981	Sunoco, Inc.	317,616
2,785	Superior Energy Services, Inc.*	53,500
4,952	Teekay Corp. (Bahamas)	71,507
16,237	Tesoro Corp.	247,614
1,708	Tidewater, Inc.	73,871
2,962	Unit Corp.*	80,833
9,141	USEC, Inc.*	56,583
57,128	Valero Energy Corp.	1,133,420
2,589	W&T Offshore, Inc.	24,026
16,871	Weatherford International Ltd. (Switzerland)*	280,565
1,976	Western Refining, Inc.*	24,878
2,336	Whiting Petroleum Corp.*	76,527
29,684	Williams (The) Cos., Inc.	418,544
2,849	World Fuel Services Corp.	108,632
9,034	XTO Energy, Inc.	313,118
		34,864,778
	Financials—25.9%
1,602	Affiliated Managers Group, Inc.*	91,074
24,420	Aflac, Inc.	705,494
1,339	Alexandria Real Estate Equities, Inc. REIT	48,847
227	Alleghany Corp.*	57,581
135,336	Allied Capital Corp.	332,927
2,688	Allied World Assurance Holdings Ltd. (Bermuda)	99,832
52,306	Allstate (The) Corp.	1,220,299
10,024	AMB Property Corp. REIT	191,358
156,457	American Capital Ltd.	483,452
82,676	American Express Co.	2,085,088
4,045	American Financial Group, Inc.	71,111
1,947,098	American International Group, Inc.	2,686,994
928	American National Insurance	62,983
16,687	AmeriCredit Corp.*	169,707
5,083	Ameriprise Financial, Inc.	133,937
10,281	Annaly Capital Management, Inc. REIT	144,654
6,881	Aon Corp.	290,378

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
23,073	Apartment Investment & Management Co., Class A REIT	$168,433
16,324	Apollo Investment Corp.	78,355
1,947	Arch Capital Group Ltd.*	112,498
3,626	Arthur J. Gallagher & Co.	81,512
3,357	Aspen Insurance Holdings Ltd. (Bermuda)	79,158
4,452	Associated Banc-Corp.	68,872
8,738	Assurant, Inc.	213,557
8,800	Astoria Financial Corp.	72,688
2,777	AvalonBay Communities, Inc. REIT	157,761
6,302	Axis Capital Holdings Ltd. (Bermuda)	155,281
9,826	Baldwin & Lyons, Inc., Class B	197,011
2,813	BancorpSouth, Inc.	65,402
1,644,613	Bank of America Corp.	14,686,393
1,617	Bank of Hawaii Corp.	56,821
35,984	Bank of New York Mellon (The) Corp.	916,872
42,510	BB&T Corp.	992,183
1,255	Berkshire Hathaway, Inc., Class B*	3,846,574
650	BOK Financial Corp.	24,479
6,841	Boston Properties, Inc. REIT	338,082
13,667	Brandywine Realty Trust REIT	84,599
2,352	BRE Properties, Inc. REIT	57,789
3,608	Camden Property Trust REIT	97,885
61,823	Capital One Financial Corp.	1,034,917
63,029	CapitalSource, Inc.	194,760
39,393	CB Richard Ellis Group, Inc., Class A*	295,448
22,679	CBL & Associates Properties, Inc. REIT	180,071
18,363	Charles Schwab (The) Corp.	339,348
9,108	Chubb (The) Corp.	354,757
10,610	Cincinnati Financial Corp.	254,110
91,470	CIT Group, Inc.	203,063
3,705,764	Citigroup, Inc.	11,302,579
2,187	City National Corp.	80,044
1,264	CME Group, Inc.	279,786
3,116	CNA Financial Corp.	37,299
114,976	Colonial BancGroup (The), Inc.	87,382
19,767	Colonial Properties Trust REIT	143,113
16,752	Comerica, Inc.	351,457
1,956	Commerce Bancshares, Inc.	64,744
14,248	CompuCredit Corp.*	45,594
145,266	Conseco, Inc.*	232,426
6,296	Cousins Properties, Inc. REIT	53,201
14,994	DCT Industrial Trust, Inc. REIT	66,273
43,371	Developers Diversified Realty Corp. REIT	179,122
47,879	Discover Financial Services	389,256
4,962	Douglas Emmett, Inc. REIT	47,486
17,968	Duke Realty Corp. REIT	175,547
133,404	E*TRADE Financial Corp.*	190,768
3,547	Endurance Specialty Holdings Ltd. (Bermuda)	92,790
2,214	Equity One, Inc. REIT	32,944

See Notes to Financial Statements.

27

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
14,026	Equity Residential REIT	$321,055
740	Erie Indemnity Co., Class A	26,137
2,477	Everest Re Group Ltd.	184,883
1,402	Federal Realty Investment Trust REIT	77,390
2,667	Federated Investors, Inc., Class B	61,021
19,308	Fidelity National Title Group, Inc., Class A	350,054
248,496	Fifth Third Bancorp	1,018,834
7,125	First American (The) Corp.	200,070
11,172	First Horizon National Corp.	128,590
22,524	First Industrial Realty Trust, Inc. REIT	84,915
3,719	FirstMerit Corp.	72,186
4,949	Franklin Resources, Inc.	299,316
11,312	Fulton Financial Corp.	74,772
374,221	Genworth Financial, Inc., Class A	883,162
23,258	Goldman Sachs Group (The), Inc.	2,988,652
83,503	Guaranty Financial Group, Inc.*	49,267
2,082	Hanover Insurance Group (The), Inc.	62,418
154,336	Hartford Financial Services Group (The), Inc.	1,770,234
3,425	HCC Insurance Holdings, Inc.	81,926
7,538	HCP, Inc. REIT	165,459
2,693	Health Care REIT, Inc.	91,751
3,870	Healthcare Realty Trust, Inc. REIT	64,977
2,465	Highwoods Properties, Inc. REIT	59,135
8,845	Hospitality Properties Trust REIT	108,263
55,330	Host Hotels & Resorts, Inc. REIT	425,488
26,508	HRPT Properties Trust REIT	114,249
13,913	Hudson City Bancorp, Inc.	174,747
135,605	Huntington Bancshares, Inc.	378,338
6,375	Interactive Brokers Group, Inc., Class A*	94,031
294,216	Invesco Ltd.(-)	4,330,859
2,198	IPC Holdings Ltd.	57,236
83,933	iStar Financial, Inc. REIT	282,854
11,106	Janus Capital Group, Inc.	111,393
2,272	Jones Lang LaSalle, Inc.	73,317
218,470	JPMorgan Chase & Co.	7,209,509
55,159	Keycorp	339,228
23,290	Kimco Realty Corp. REIT	279,946
62,343	KKR Financial Holdings LLC	84,163
14,591	Legg Mason, Inc.	292,841
5,170	Leucadia National Corp.*	109,759
5,464	Liberty Property Trust REIT	132,994
44,301	Lincoln National Corp.	497,943
28,566	Loews Corp.	711,008
7,010	M&T Bank Corp.	367,675
6,817	Macerich (The) Co. REIT	119,502
4,810	Mack-Cali Realty Corp. REIT	129,197
392	Markel Corp.*	112,504
22,818	Marsh & McLennan Cos., Inc.	481,232
31,131	Marshall & Ilsley Corp.	179,937
45,157	MBIA, Inc.*	213,593
1,697	Mercury General Corp.	57,325

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
65,478	MetLife, Inc.	$1,947,971
21,728	MF Global Ltd.*	132,541
21,346	MGIC Investment Corp.	54,646
5,526	Montpelier Re Holdings Ltd. (Bermuda)	68,854
3,733	Moody's Corp.	110,198
84,324	Morgan Stanley	1,993,419
5,907	MSCI, Inc., Class A*	123,988
3,308	NASDAQ OMX (The) Group, Inc.*	63,613
2,850	Nationwide Health Properties, Inc. REIT	70,367
17,339	New York Community Bancorp, Inc.	196,104
4,289	Northern Trust Corp.	233,150
13,028	NYSE Euronext	301,859
19,343	Och-Ziff Capital Management Group LLC, Class A	143,912
689	Odyssey Re Holdings Corp.	26,382
15,805	Old Republic International Corp.	148,093
7,888	OneBeacon Insurance Group Ltd.	91,659
2,289	PartnerRe Ltd.	156,087
6,630	People's United Financial, Inc.	103,561
15,432	PHH Corp.*	258,949
146,937	Phoenix (The) Cos., Inc.	229,222
1,878	Platinum Underwriters Holdings Ltd. (Bermuda)	54,030
5,210	Plum Creek Timber Co., Inc. REIT	179,849
132,424	PMI Group (The), Inc.	83,427
20,365	PNC Financial Services Group, Inc.	808,491
48,250	Popular, Inc.	137,995
2,048	Potlatch Corp. REIT	60,232
38,156	Principal Financial Group, Inc.	623,469
30,745	Progressive (The) Corp.*	469,784
64,564	ProLogis REIT	588,178
26,312	Protective Life Corp.	225,494
57,939	Prudential Financial, Inc.	1,673,278
2,525	Public Storage	168,822
28,474	Radian Group, Inc.	49,260
5,554	Raymond James Financial, Inc.	87,142
2,577	Rayonier, Inc. REIT	99,524
3,132	Realty Income Corp. REIT	69,938
3,354	Redwood Trust, Inc. REIT	54,570
2,679	Regency Centers Corp. REIT	100,329
157,003	Regions Financial Corp.	704,943
1,889	Reinsurance Group of America, Inc.	60,051
2,000	RenaissanceRe Holdings Ltd. (Bermuda)	97,320
2,896	SEI Investments Co.	40,631
3,900	Senior Housing Properties Trust REIT	63,921
8,812	Simon Property Group, Inc. REIT	454,699
8,247	SL Green Realty Corp. REIT	145,642
54,616	SLM Corp.*	263,795
3,721	StanCorp Financial Group, Inc.	102,067
16,704	State Street Corp.	570,108
422	Student Loan Corp.	20,324

See Notes to Financial Statements.

28

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
59,602	SunTrust Banks, Inc.	$860,653
5,577	Susquehanna Bancshares, Inc.	44,951
45,787	Synovus Financial Corp.	147,892
5,820	T. Rowe Price Group, Inc.	224,186
6,176	TCF Financial Corp.	85,908
30,550	TD Ameritrade Holding Corp.*	486,051
6,809	Torchmark Corp.	199,708
1,374	Transatlantic Holdings, Inc.	52,116
31,891	Travelers (The) Cos., Inc.	1,311,996
98,827	U.S. Bancorp	1,800,628
8,411	UDR, Inc. REIT	84,699
8,531	Unitrin, Inc.	145,027
26,688	Unum Group	436,082
1,725	Validus Holdings Ltd. (Bermuda)	38,640
5,119	Valley National Bancorp	74,072
3,555	Ventas, Inc. REIT	101,815
7,757	Vornado Realty Trust REIT	379,240
6,925	W.R. Berkley Corp.	165,577
4,648	Washington Federal, Inc.	60,331
16,556	Webster Financial Corp.	86,588
7,912	Weingarten Realty Investors REIT	122,952
253,791	Wells Fargo & Co.	5,078,357
45	Wesco Financial Corp.	13,451
621	White Mountains Insurance Group Ltd.	118,810
4,468	Willis Group Holdings Ltd.	122,915
6,464	Wilmington Trust Corp.	93,793
100,342	XL Capital Ltd., Class A	954,252
20,458	Zions Bancorp	223,606
		102,747,725
	Health Care—7.6%
21,091	Abbott Laboratories	882,658
17,799	Aetna, Inc.	391,756
4,542	Alcon, Inc. (Switzerland)	417,909
2,907	Allergan, Inc.	135,641
2,255	AMERIGROUP Corp.*	67,357
18,610	AmerisourceBergen Corp.	626,040
18,835	Amgen, Inc.*	912,932
8,096	Baxter International, Inc.	392,656
1,627	Beckman Coulter, Inc.	85,515
4,028	Becton Dickinson & Co.	243,613
3,875	Biogen Idec, Inc.*	187,318
599	Bio-Rad Laboratories, Inc., Class A*	41,744
66,635	Boston Scientific Corp.*	560,400
53,072	Bristol-Myers Squibb Co.	1,018,982
9,398	Brookdale Senior Living, Inc.	96,893
679	C.R. Bard, Inc.	48,637
29,515	Cardinal Health, Inc.	997,312
924	Cephalon, Inc.*	60,624
1,394	Cerner Corp.*	74,997
2,437	Charles River Laboratories International, Inc.*	67,383

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
20,927	CIGNA Corp.	$412,471
7,278	Community Health Systems, Inc.*	166,230
1,466	Covance, Inc.*	57,584
16,685	Coventry Health Care, Inc.*	265,458
11,403	Covidien Ltd.	376,071
2,523	DaVita, Inc.*	116,992
2,564	DENTSPLY International, Inc.	73,382
29,721	Eli Lilly & Co.	978,415
2,579	Endo Pharmaceuticals Holdings, Inc.*	42,657
4,980	Express Scripts, Inc.*	318,571
7,861	Forest Laboratories, Inc.*	170,505
3,446	Genzyme Corp.*	183,775
5,027	Gilead Sciences, Inc.*	230,237
90,562	Health Management Associates, Inc., Class A*	422,925
15,206	Health Net, Inc.*	219,575
2,946	Henry Schein, Inc.*	120,904
6,730	Hill-Rom Holdings, Inc.	87,355
9,271	Hologic, Inc.*	137,767
4,291	Hospira, Inc.*	141,045
13,725	Humana, Inc.*	395,006
3,763	IMS Health, Inc.	47,263
2,512	Inverness Medical Innovations, Inc.*	81,112
47,473	Johnson & Johnson	2,485,687
3,938	Kindred Healthcare, Inc.*	51,273
1,962	Kinetic Concepts, Inc.*	48,579
15,023	King Pharmaceuticals, Inc.*	118,381
2,264	Laboratory Corp. of America Holdings*	145,236
2,301	Life Technologies Corp.*	85,827
3,265	LifePoint Hospitals, Inc.*	84,400
2,889	Lincare Holdings, Inc.*	69,712
1,555	Magellan Health Services, Inc.*	45,966
22,195	McKesson Corp.	821,215
16,322	Medco Health Solutions, Inc.*	710,823
19,647	Medtronic, Inc.	628,704
70,957	Merck & Co., Inc.	1,719,999
884	Millipore Corp.*	52,244
5,017	Mylan, Inc.*	66,475
4,654	Omnicare, Inc.	119,654
1,942	Owens & Minor, Inc.	67,349
3,896	Patterson Cos., Inc.*	79,712
286,062	Pfizer, Inc.	3,821,789
1,852	Pharmaceutical Product Development, Inc.	36,318
2,965	Quest Diagnostics, Inc.	152,193
19,340	Schering-Plough Corp.	445,207
4,889	St. Jude Medical, Inc.*	163,879
4,799	Stryker Corp.	185,769
85,102	Sunrise Senior Living, Inc.*	217,010
1,312	Teleflex, Inc.	56,390
137,931	Tenet Healthcare Corp.*	310,345
9,864	Thermo Fisher Scientific, Inc.*	346,029

See Notes to Financial Statements.

29

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
58,570	UnitedHealth Group, Inc.	$1,377,566
5,120	Universal American Financial Corp.*	52,890
2,287	Universal Health Services, Inc., Class B	115,265
1,978	Varian Medical Systems, Inc.*	66,006
2,012	Warner Chilcott Ltd., Class A*	19,697
1,473	Waters Corp.*	65,062
2,979	Watson Pharmaceuticals, Inc.*	92,170
36,013	WellPoint, Inc.*	1,539,916
20,353	Wyeth	862,967
6,723	Zimmer Holdings, Inc.*	295,745
		29,979,116
	Industrials—12.1%
21,249	3M Co.	1,223,942
1,935	Acuity Brands, Inc.	55,612
3,556	Aecom Technology Corp.*	91,496
7,150	AGCO Corp.*	173,745
12,517	Aircastle Ltd. (Bermuda)	82,612
2,514	Alaska Air Group, Inc.*	42,185
2,722	Alexander & Baldwin, Inc.	72,514
1,105	Alliant Techsystems, Inc.*	88,013
1,676	AMERCO, Inc.*	54,386
1,883	AMETEK, Inc.	60,651
84,474	AMR Corp.*	402,096
3,389	Armstrong World Industries, Inc.*	61,612
7,612	Avery Dennison Corp.	218,769
669,883	Avis Budget Group, Inc.*	1,400,055
5,943	BE Aerospace, Inc.*	64,125
31,150	BlueLinx Holdings, Inc.*	97,500
31,524	Boeing (The) Co.	1,262,536
4,277	Briggs & Stratton Corp.	63,642
2,462	Brink's (The) Co.	69,798
9,772	Burlington Northern Santa Fe Corp.	659,415
2,851	C.H. Robinson Worldwide, Inc.	151,559
2,813	Carlisle Cos., Inc.	63,996
37,446	Caterpillar, Inc.	1,332,329
36,603	China BAK Battery, Inc.*	77,964
46,827	China Yuchai International Ltd. (Bermuda)	368,997
2,847	Cintas Corp.	73,054
20,951	Continental Airlines, Inc., Class B*	220,405
4,748	Con-way, Inc.	117,655
6,771	Cooper Industries Ltd., Class A	222,021
5,392	Corrections Corp. of America*	76,189
2,669	Covanta Holding Corp.*	37,660
3,265	Crane Co.	75,389
15,400	CSX Corp.	455,686
9,313	Cummins, Inc.	316,642
4,571	Danaher Corp.	267,129
19,170	Deere & Co.	790,954
71,995	Delta Air Lines, Inc.*	444,209
6,466	Deluxe Corp.	93,757

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,768	Donaldson Co., Inc.	$58,326
7,860	Dover Corp.	241,931
682	Dun & Bradstreet (The) Corp.	55,515
9,042	Eaton Corp.	396,040
5,300	EMCOR Group, Inc.*	110,187
24,810	Emerson Electric Co.	844,532
2,876	Equifax, Inc.	83,864
2,797	Expeditors International of Washington, Inc.	97,084
2,175	Fastenal Co.	83,433
16,635	FedEx Corp.	930,895
1,317	Flowserve Corp.	89,424
5,352	Fluor Corp.	202,680
4,207	Foster Wheeler AG (Switzerland)*	90,577
2,502	Gardner Denver, Inc.*	66,603
2,909	GATX Corp.	87,590
115,961	GenCorp, Inc.*	278,306
3,783	General Cable Corp.*	102,671
13,131	General Dynamics Corp.	678,479
829,548	General Electric Co.	10,493,783
4,393	Goodrich Corp.	194,522
1,241	Granite Construction, Inc.	48,957
4,058	Harsco Corp.	111,798
108,075	Hertz Global Holdings, Inc.*	734,910
4,891	HNI Corp.	75,811
27,108	Honeywell International, Inc.	846,041
2,688	Hubbell, Inc., Class B	89,242
16,058	Illinois Tool Works, Inc.	526,702
20,761	Ingersoll-Rand Co. Ltd., Class A	451,967
5,111	Iron Mountain, Inc.*	145,612
4,915	ITT Corp.	201,564
2,287	J.B. Hunt Transport Services, Inc.	64,310
4,592	Jacobs Engineering Group, Inc.*	174,680
11,067	JetBlue Airways Corp.*	54,560
3,273	Joy Global, Inc.	83,462
3,653	Kansas City Southern*	55,708
13,379	KBR, Inc.	208,980
8,513	Kelly Services, Inc., Class A	96,708
4,031	Kennametal, Inc.	82,434
3,945	L-3 Communications Holdings, Inc.	300,412
2,302	Lennox International, Inc.	73,411
1,539	Lincoln Electric Holdings, Inc.	68,532
11,432	Lockheed Martin Corp.	897,755
16,629	Manitowoc (The) Co., Inc.	98,943
7,729	Manpower, Inc.	333,043
63,722	Masco Corp.	564,577
6,564	McDermott International, Inc.*	105,943
2,007	Moog, Inc., Class A*	53,747
8,804	MPS Group, Inc.*	70,784
1,570	MSC Industrial Direct Co., Class A	64,135
3,229	Mueller Industries, Inc.	70,941
21,496	Mueller Water Products, Inc., Class B	90,068

See Notes to Financial Statements.

30

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
4,653	Navistar International Corp.*	$175,883
13,796	Norfolk Southern Corp.	492,241
21,156	Northrop Grumman Corp.	1,022,893
13,759	Oshkosh Corp.	132,086
15,950	Owens Corning, Inc.*	285,505
17,205	PACCAR, Inc.	609,745
2,755	Pall Corp.	72,760
7,399	Parker Hannifin Corp.	335,545
3,978	Pentair, Inc.	105,974
10,286	Pitney Bowes, Inc.	252,418
2,469	Precision Castparts Corp.	184,829
4,127	Quanta Services, Inc.*	93,807
30,327	R.R. Donnelley & Sons Co.	353,310
12,279	Raytheon Co.	555,379
4,848	Republic Services, Inc.	101,808
5,262	Robert Half International, Inc.	126,393
7,478	Rockwell Automation, Inc.	236,230
3,711	Rockwell Collins, Inc.	142,317
1,387	Roper Industries, Inc.	63,233
4,195	RSC Holdings, Inc.*	29,994
6,264	Ryder System, Inc.	173,450
20	Seaboard Corp.	18,700
3,983	Shaw Group (The), Inc.*	133,550
5,399	SkyWest, Inc.	65,004
35,348	Southwest Airlines Co.	246,729
8,245	Spirit Aerosystems Holdings, Inc., Class A*	105,124
2,404	SPX Corp.	110,993
13,885	Steelcase, Inc., Class A	62,899
17,135	Terex Corp.*	236,463
43,102	Textron, Inc.	462,484
2,434	Thomas & Betts Corp.*	75,746
8,687	Timken (The) Co.	139,687
8,999	Trinity Industries, Inc.	131,475
40,949	Tyco International Ltd. (Switzerland)	972,948
55,206	UAL Corp.*	271,614
16,710	Union Pacific Corp.	821,129
29,339	United Parcel Service, Inc., Class B	1,535,603
34,464	United Rentals, Inc.*	208,852
3,407	United Stationers, Inc.*	111,511
28,961	United Technologies Corp.	1,414,455
4,072	URS Corp.*	179,412
12,825	US Airways Group, Inc.*	48,607
16,888	USG Corp.*	250,956
3,593	UTi Worldwide, Inc. (British Virgin Islands)	48,362
20,427	Volt Information Sciences, Inc.*	146,666
2,116	W.W. Grainger, Inc.	177,490
16,423	Waste Management, Inc.	438,001
2,539	Werner Enterprises, Inc.	41,513
5,643	WESCO International, Inc.*	146,718
66,113	YRC Worldwide, Inc.*	200,322
		47,811,291

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Information Technology—10.3%
13,500	Accenture Ltd., Class A (Bermuda)	$397,305
6,176	ACI Worldwide, Inc.*	106,660
3,537	Activision Blizzard, Inc.*	38,093
7,798	Adobe Systems, Inc.*	213,275
62,953	Advanced Micro Devices, Inc.*	227,260
3,464	Affiliated Computer Services, Inc., Class A*	167,588
11,165	Agilent Technologies, Inc.*	203,873
1,660	Alliance Data Systems Corp.*	69,504
3,304	Altera Corp.	53,888
30,214	Amkor Technology, Inc.*	130,222
2,600	Amphenol Corp., Class A	87,984
7,300	Analog Devices, Inc.	155,344
2,604	Anixter International, Inc.*	103,587
9,414	Apple, Inc.*	1,184,564
37,732	Applied Materials, Inc.	460,708
14,524	Arrow Electronics, Inc.*	330,276
13,679	Atmel Corp.*	52,527
3,960	Autodesk, Inc.*	78,962
10,544	Automatic Data Processing, Inc.	371,149
15,820	Avnet, Inc.*	346,300
2,438	AVX Corp.	24,404
6,147	Benchmark Electronics, Inc.*	74,563
2,004	BMC Software, Inc.*	69,479
8,406	Brightpoint, Inc.*	43,795
7,650	Broadcom Corp., Class A*	177,404
3,934	Broadridge Financial Solutions, Inc.	76,123
17,404	Brocade Communications Systems, Inc.*	100,595
6,672	CA, Inc.	115,092
1,147	CACI International, Inc., Class A*	45,364
18,452	Cadence Design Systems, Inc.*	102,962
108,941	Cisco Systems, Inc.*	2,104,740
3,223	Citrix Systems, Inc.*	91,952
2,974	Cognizant Technology Solutions Corp., Class A*	73,725
5,669	CommScope, Inc.*	142,292
11,884	Computer Sciences Corp.*	439,233
11,773	Convergys Corp.*	119,025
34,468	Corning, Inc.	503,922
112,171	Dell, Inc.*	1,303,427
2,981	Diebold, Inc.	78,788
2,030	DST Systems, Inc.*	73,425
28,565	eBay, Inc.*	470,466
8,925	Electronic Arts, Inc.*	181,624
50,482	EMC Corp.*	632,539
11,633	Fairchild Semiconductor International, Inc.*	71,659
8,629	Fidelity National Information Services, Inc.	154,028
4,396	Fiserv, Inc.*	164,059
1,982	Google, Inc., Class A*	784,813
2,754	Harris Corp.	84,217
2,397	Hewitt Associates, Inc., Class A*	75,170

See Notes to Financial Statements.

31

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
70,519	Hewlett-Packard Co.	$2,537,274
19,396	IAC/InterActiveCorp*	310,724
11,196	InfoSpace, Inc.*	74,229
28,960	Ingram Micro, Inc., Class A*	420,499
23,953	Insight Enterprises, Inc.*	137,011
167,211	Intel Corp.	2,638,591
25,253	International Business Machines Corp.	2,606,362
4,118	International Rectifier Corp.*	69,512
5,000	Intuit, Inc.*	115,650
39,496	Jabil Circuit, Inc.	319,918
16,550	JDS Uniphase Corp.*	76,296
12,373	Juniper Networks, Inc.*	267,875
6,236	KLA-Tencor Corp.	172,987
4,405	Lam Research Corp.*	122,811
3,099	Lender Processing Services, Inc.	88,817
6,805	Lexmark International, Inc., Class A*	133,514
3,162	Linear Technology Corp.	68,868
23,323	LSI Corp.*	89,560
10,049	Marvell Technology Group Ltd. (Bermuda)*	110,338
722	Mastercard, Inc., Class A	132,451
2,160	McAfee, Inc.*	81,086
4,877	MEMC Electronic Materials, Inc.*	79,007
2,204	Metavante Technologies, Inc.*	51,992
824	Mettler Toledo International, Inc.*	50,783
4,004	Microchip Technology, Inc.	92,092
82,791	Micron Technology, Inc.*	404,020
273,601	Microsoft Corp.	5,543,157
3,694	Molex, Inc.	61,579
2,999	Molex, Inc., Class A	45,855
224,090	Motorola, Inc.	1,239,218
5,767	National Semiconductor Corp.	71,338
15,683	NCR Corp.*	159,182
5,970	NetApp, Inc.*	109,251
4,900	Novellus Systems, Inc.*	88,494
12,909	NVIDIA Corp.*	148,195
64,422	Oracle Corp.	1,245,921
6,097	Paychex, Inc.	164,680
3,944	Perot Systems Corp., Class A*	55,453
19,184	QUALCOMM, Inc.	811,867
9,397	SAIC, Inc.*	170,086
16,994	SanDisk Corp.*	267,146
569,497	Sanmina-SCI Corp.*	318,918
61,105	Seagate Technology (Cayman Islands)	498,617
64,092	Sun Microsystems, Inc.*	587,083
23,130	Symantec Corp.*	398,993
1,949	SYNNEX Corp.*	41,962
2,987	Synopsys, Inc.*	65,057
16,677	Tech Data Corp.*	480,131
18,543	Tellabs, Inc.*	97,165
3,312	Teradata Corp.*	55,377
10,788	Teradyne, Inc.*	64,081

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
35,930	Texas Instruments, Inc.	$648,896
7,448	Total System Services, Inc.	92,877
43,598	Tyco Electronics Ltd.	760,349
3,616	VeriSign, Inc.*	74,417
8,291	Visa, Inc., FST	538,583
45,154	Vishay Intertechnology, Inc.*	265,054
2,506	VMware, Inc., Class A*	65,356
10,849	Western Digital Corp.*	255,168
9,791	Western Union (The) Co.	163,999
6,058	Wright Express Corp.*	138,607
67,216	Xerox Corp.	410,690
4,952	Xilinx, Inc.	101,219
20,663	Yahoo!, Inc.*	295,274
		41,009,516
	Materials—4.7%
6,851	Air Products & Chemicals, Inc.	451,481
1,717	Airgas, Inc.	74,037
20,899	AK Steel Holding Corp.	271,896
2,203	Albemarle Corp.	59,084
140,672	Alcoa, Inc.	1,275,895
5,863	Allegheny Technologies, Inc.	191,896
31,549	Ashland, Inc.	692,816
3,047	Ball Corp.	114,933
4,960	Bemis Co., Inc.	119,238
112,198	Boise, Inc.*	96,490
6,179	Cabot Corp.	90,213
12,383	Celanese Corp., Series A	258,062
755	CF Industries Holdings, Inc.	54,398
3,132	Cliffs Natural Resources, Inc.	72,224
11,719	Commercial Metals Co.	174,379
6,357	Crown Holdings, Inc.*	140,172
3,111	Cytec Industries, Inc.	61,784
232,894	Domtar Corp.*	423,867
180,773	Dow Chemical (The) Co.	2,892,369
48,720	E.I. du Pont de Nemours & Co.	1,359,288
6,582	Eastman Chemical Co.	261,174
4,140	Ecolab, Inc.	159,597
1,504	FMC Corp.	73,290
16,175	Freeport-McMoRan Copper & Gold, Inc.	689,864
18,431	Graphic Packaging Holding Co.*	31,701
2,040	Greif, Inc., Class A	92,351
50,330	Huntsman Corp.	269,769
2,452	International Flavors & Fragrances, Inc.	76,502
92,682	International Paper Co.	1,173,354
50,461	Louisiana-Pacific Corp.	205,376
3,571	Lubrizol (The) Corp.	154,339
826	Martin Marietta Materials, Inc.	69,409
19,306	MeadWestvaco Corp.	302,332
4,756	Monsanto Co.	403,737
2,667	Mosaic (The) Co.	107,880

See Notes to Financial Statements.

32

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
8,678	Nalco Holding Co.	$141,625
6,868	Newmont Mining Corp.	276,368
14,342	Nucor Corp.	583,576
4,766	Olin Corp.	60,052
9,104	Owens-Illinois, Inc.*	222,047
4,401	Packaging Corp. of America	69,844
5,311	Pactiv Corp.*	116,098
28,749	PolyOne Corp.*	78,772
7,845	PPG Industries, Inc.	345,572
5,702	Praxair, Inc.	425,426
3,911	Reliance Steel & Aluminum Co.	137,785
10,412	Rockwood Holdings, Inc.*	128,068
7,253	RPM International, Inc.	100,236
2,334	Scotts Miracle-Gro (The) Co., Class A	78,819
9,740	Sealed Air Corp.	185,644
2,007	Sigma-Aldrich Corp.	87,987
763	Silgan Holdings, Inc.	35,472
4,962	Sonoco Products Co.	121,122
9,551	Southern Copper Corp.	177,362
9,439	Steel Dynamics, Inc.	117,516
32,291	Temple-Inland, Inc.	385,555
1,904	Terra Industries, Inc.	50,456
17,278	United States Steel Corp.	458,731
4,523	Valspar (The) Corp.	108,552
3,566	Vulcan Materials Co.	169,563
1,332	Westlake Chemical Corp.	24,908
22,229	Weyerhaeuser Co.	783,795
7,739	Worthington Industries, Inc.	115,311
		18,531,459
	Telecommunication Services—3.4%
3,741	American Tower Corp., Class A*	118,814
211,227	AT&T, Inc.	5,411,636
5,260	CenturyTel, Inc.	142,809
3,986	Crown Castle International Corp.*	97,737
7,205	Embarq Corp.	263,415
29,526	Frontier Communications Corp.	209,930
41,971	Ibasis, Inc.*	44,070
6,379	iPCS, Inc.*	92,623
1,662	Leap Wireless International, Inc.*	59,948
123,092	Level 3 Communications, Inc.*	137,863
4,222	MetroPCS Communications, Inc.*	72,154
1,970	Millicom International Cellular S.A. (Luxembourg)	95,466
7,615	NII Holdings, Inc.*	123,058
103,372	Qwest Communications International, Inc.	402,117
353,355	Sprint Nextel Corp.*	1,540,628
5,218	Telephone & Data Systems, Inc.	149,600
3,217	US Cellular Corp.*	109,378
137,103	Verizon Communications, Inc.	4,159,705
18,006	Windstream Corp.	149,450
		13,380,401

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Utilities—3.9%
67,669	AES (The) Corp.*	$478,420
3,308	AGL Resources, Inc.	103,110
4,446	Allegheny Energy, Inc.	115,240
5,770	Alliant Energy Corp.	129,017
15,479	Ameren Corp.	356,327
16,721	American Electric Power Co., Inc.	441,100
3,424	American Water Works CO.	61,632
2,379	Aqua America, Inc.	43,655
5,819	Atmos Energy Corp.	143,787
2,506	Black Hills Corp.	49,819
5,844	Calpine Corporation*	47,395
21,889	Centerpoint Energy, Inc.	232,899
12,745	CMS Energy Corp.	153,195
9,986	Consolidated Edison, Inc.	370,780
18,069	Constellation Energy Group, Inc.	435,102
17,726	Dominion Resources, Inc.	534,616
2,834	DPL, Inc.	63,567
12,002	DTE Energy Co.	354,899
72,197	Duke Energy Corp.	997,040
108,587	Dynegy, Inc., Class A*	193,285
16,783	Edison International	478,483
1,762	Energen Corp.	63,643
6,678	Entergy Corp.	432,534
1,968	EQT Corp.	66,184
15,758	Exelon Corp.	726,916
13,396	FirstEnergy Corp.	547,896
12,647	FPL Group, Inc.	680,281
7,403	Great Plains Energy, Inc.	107,121
5,865	Hawaiian Electric Industries, Inc.	91,142
2,072	IDACORP, Inc.	49,666
6,125	Integrys Energy Group, Inc.	161,761
8,189	MDU Resources Group, Inc.	143,881
13,919	Mirant Corp.*	177,189
3,071	National Fuel Gas Co.	100,452
1,689	New Jersey Resources Corp.	55,602
2,481	Nicor, Inc.	79,739
31,346	NiSource, Inc.	344,493
8,006	Northeast Utilities	168,286
11,461	NRG Energy, Inc.*	206,069
2,960	NSTAR	92,974
11,532	NV Energy, Inc.	118,203
5,612	OGE Energy Corp.	144,285
8,022	ONEOK, Inc.	209,936
15,299	Pepco Holdings, Inc.	182,823
13,708	PG&E Corp.	508,841
2,483	Piedmont Natural Gas Co., Inc.	60,635
6,552	Pinnacle West Capital Corp.	179,394
8,919	PNM Resources, Inc.	75,990
5,279	Portland General Electric Co.	96,447
11,876	PPL Corp.	355,211

See Notes to Financial Statements.

33

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1000 Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
13,941	Progress Energy, Inc.	$475,667
17,955	Public Service Enterprise Group, Inc.	535,777
4,096	Questar Corp.	121,733
69,097	Reliant Energy, Inc.*	342,721
5,750	SCANA Corp.	173,765
9,137	Sempra Energy	420,485
19,129	Southern Co.	552,446
2,736	Southwest Gas Corp.	55,295
13,308	TECO Energy, Inc.	140,932
4,708	UGI Corp.	108,002
1,871	Unisource Energy Corp.	49,245
3,608	Vectren Corp.	79,989
4,968	Westar Energy, Inc.	87,089
2,247	WGL Holdings, Inc.	69,972
3,725	Wisconsin Energy Corp.	148,851
15,831	Xcel Energy, Inc.	291,924
		15,664,855
	Total Investments (Cost $638,866,980)—100.0%	396,550,934
	Liabilities in excess of other assets—(0.0%)	(108,401)
	Net Assets—100.0%	$396,442,533

REIT Real Estate Investment Trust

*  Non-income producing security.

(-)  Affiliated company. The Fund's Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.

See Notes to Financial Statements.

34

Schedule of Investments

PowerShares NXQ Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Consumer Discretionary—18.7%
1,286	Career Education Corp.*	$28,343
2,015	Discovery Communications, Inc., Class C*	35,303
1,299	Dollar Tree, Inc.*	55,000
2,005	LKQ Corp.*	34,045
841	Netflix, Inc.*	38,106
1,822	PetSmart, Inc.	41,687
587	priceline.com, Inc.*	56,992
202	Strayer Education, Inc.	38,261
		327,737
	Health Care—35.8%
1,171	Alexion Pharmaceuticals, Inc.*	39,135
1,432	BioMarin Pharmaceutical, Inc.*	18,416
1,151	Cerner Corp.*	61,923
1,672	Endo Pharmaceuticals Holdings, Inc.*	27,655
750	Gen-Probe, Inc.*	36,120
847	IDEXX Laboratories, Inc.*	33,287
1,008	Immucor, Inc.*	16,420
1,066	Lincare Holdings, Inc.*	25,723
4,367	Mylan, Inc.*	57,863
1,342	Myriad Genetics, Inc.*	52,056
813	Onyx Pharmaceuticals, Inc.*	21,057
830	OSI Pharmaceuticals, Inc.*	27,863
1,321	Perrigo Co.	34,240
2,827	Qiagen N.V. (Netherlands)*	46,589
1,565	Sepracor, Inc.*	22,239
790	Shire PLC ADR	29,443
537	Techne Corp.	30,727
808	Thoratec Corp.*	23,480
379	United Therapeutics Corp.*	23,805
		628,041
	Industrials—5.2%
1,199	Copart, Inc.*	37,636
741	Landstar System, Inc.	26,387
609	Lincoln Electric Holdings, Inc.	27,119
		91,142
	Information Technology—30.6%
1,282	Ansys, Inc.*	35,409
1,961	ASML Holding N.V. (Netherlands)	41,475
1,268	Cree, Inc.*	34,731
541	Equinix, Inc.*	37,994
1,138	F5 Networks, Inc.*	31,033
527	Itron, Inc.*	24,242
1,111	National Instruments Corp.	24,486
3,772	Nuance Communications, Inc.*	50,356
5,902	ON Semiconductor Corp.*	31,989
744	Open Text Corp. (Canada)*	24,426
3,241	SanDisk Corp.*	50,949
2,035	Synopsys, Inc.*	44,322

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
4,726	Telefonaktiebolaget LM Ericsson ADR (Sweden)	$40,313
5,670	Tellabs, Inc.*	29,711
1,707	Trimble Navigation Ltd.*	36,598
		538,034
	Materials—3.8%
867	Randgold Resources Ltd. ADR (Channel Islands)	41,963
545	Silgan Holdings, Inc.	25,337
		67,300
	Telecommunication Services—6.0%
1,000	Leap Wireless International, Inc.*	36,070
23,234	Level 3 Communications, Inc.*	26,022
1,695	SBA Communications Corp., Class A*	42,714
		104,806
	Total Investments (Cost $1,890,904)—100.1%	1,757,060
	Liabilities in excess of other assets—(0.1%)	(2,197)
	Net Assets—100.0%	$1,754,863

ADR American Depositary Receipt

*  Non-income producing security.

See Notes to Financial Statements.

35

Statements of Assets and Liabilities

April 30, 2009

	PowerShares Dynamic MagniQuant Portfolio	PowerShares Dynamic Market Portfolio	PowerShares Dynamic OTC Portfolio	PowerShares FTSE RAFI US 1000 Portfolio	PowerShares NXQ Portfolio
ASSETS:
Unaffiliated investments at value	$28,701,432	$260,869,424	$39,433,000	$392,220,075	$1,757,060
Affiliated investments at value (Note 4)	—	—	—	4,330,859	—
Receivables:
Dividends	10,355	169,043	16,145	451,376	1,099
Expense waivers	6,334	—	8,491	—	—
Investments sold	—	4,706,563	—	3,458,722	—
Total Assets	28,718,121	265,745,030	39,457,636	400,461,032	1,758,159
LIABILITIES:
Due to custodian	8,787	52	2	254,635	2,318
Payables:
Shares repurchased	—	4,713,608	—	3,477,566	—
Expense recapture	—	—	—	53,114	—
Accrued advisory fees	11,355	148,087	15,956	88,866	978
Accrued expenses	46,766	103,855	48,208	144,318	—
Total Liabilities	66,908	4,965,602	64,166	4,018,499	3,296
NET ASSETS	$28,651,213	$260,779,428	$39,393,470	$396,442,533	$1,754,863
NET ASSETS CONSIST OF:
Shares of beneficial interest	$49,093,822	$568,970,704	$111,596,692	$717,033,743	$2,810,255
Undistributed net investment income	22,335	357,733	52,820	1,625,836	—
Accumulated net realized loss on investments	(23,117,527)	(324,622,021)	(74,290,474)	(79,901,000)	(921,548)
Net unrealized appreciation (depreciation) on investments	2,652,583	16,073,012	2,034,432	(242,316,046)	(133,844)
Net Assets	$28,651,213	$260,779,428	$39,393,470	$396,442,533	$1,754,863
Shares outstanding (unlimited amount authorized, $0.01 par value)	1,700,000	8,300,000	1,200,000	11,400,000	100,000
Net asset value	$16.85	$31.42	$32.83	$34.78	$17.55
Share price	$16.84	$31.41	$32.83	$34.78	$17.52
Unaffiliated investments at cost	$26,048,849	$244,796,412	$37,398,568	$635,205,464	$1,890,904
Affiliated investments at cost	$—	$—	$—	$3,661,516	$—

See Notes to Financial Statements.

36

Statements of Operations

Year Ended April 30, 2009

	PowerShares Dynamic MagniQuant Portfolio	PowerShares Dynamic Market Portfolio	PowerShares Dynamic OTC Portfolio	PowerShares FTSE RAFI US 1000 Portfolio	PowerShares NXQ Portfolio
INVESTMENT INCOME:
Dividend income	$581,582	$7,762,427	$436,521	$15,994,133	$9,861
Foreign withholding taxes	—	—	—	(2,284)	(715)
Total Income	581,582	7,762,427	436,521	15,991,849	9,146
EXPENSES:
Advisory fees	215,277	2,059,695	323,262	2,344,410	15,955
Accounting & Administration fees	74,983	119,396	74,983	158,102	—
Professional fees	26,185	48,242	27,412	48,125	—
Custodian & transfer agent fees	21,964	30,745	12,248	84,029	—
Sub-licensing	21,528	123,581	19,396	528,707	—
Trustees	5,427	20,348	6,499	25,651	—
Other expenses	10,471	77,442	17,468	81,525	—
Total Expenses	375,835	2,479,449	481,268	3,270,549	15,955
(Waivers) and/or Recapture	(95,976)	(7,816)	(97,567)	(98,922)	—
Net Expenses	279,859	2,471,633	383,701	3,171,627	15,955
Net Investment Income (Loss)	301,723	5,290,794	52,820	12,820,222	(6,809)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	(11,729,490)	(141,399,882)	(19,090,781)	(87,086,443)	(907,460)
In-kind redemptions	(9,868,346)	(75,780,611)	(10,454,724)	(45,261,321)	224,470
Net realized loss	(21,597,836)	(217,180,493)	(29,545,505)	(132,347,764)	(682,990)
Net change in unrealized appreciation (depreciation) on investments	3,017,483	15,906,229	2,948,627	(160,948,517)	(262,500)
Net realized and unrealized loss on investments	(18,580,353)	(201,274,264)	(26,596,878)	(293,296,281)	(945,490)
Net decrease in net assets resulting from operations	$(18,278,630)	$(195,983,470)	$(26,544,058)	$(280,476,059)	$(952,299)

See Notes to Financial Statements.

37

Statements of Changes in Net Assets

	PowerShares Dynamic MagniQuant Portfolio		PowerShares Dynamic Market Portfolio		PowerShares Dynamic OTC Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$301,723	$443,928	$5,290,794	$5,856,571	$52,820	$(287,512)
Net realized gain (loss) on investments	(21,597,836)	(5,766,254)	(217,180,493)	(12,424,307)	(29,545,505)	(8,886,691)
Net change in unrealized appreciation (depreciation) on investments	3,017,483	(3,680,252)	15,906,229	(71,794,455)	2,948,627	(11,624,860)
Net increase (decrease) in net assets resulting from operations	(18,278,630)	(9,002,578)	(195,983,470)	(78,362,191)	(26,544,058)	(20,799,063)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(14,018)	7,967	(90,167)	(101,862)	(30,940)	(18,011)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(279,388)	(640,462)	(5,193,546)	(7,990,684)	—	—
Return of capital	—	(18,785)	—	—	—	(137,064)
Total distributions	(279,388)	(659,247)	(5,193,546)	(7,990,684)	—	(137,064)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	58,065,641	132,508,418	419,971,271	1,125,461,970	117,636,471	238,637,254
Value of shares repurchased	(73,556,808)	(141,415,198)	(578,717,396)	(1,391,511,138)	(147,885,491)	(281,113,524)
Net income equalization	14,018	(7,967)	90,167	101,862	30,940	18,011
Net increase (decrease) in net assets resulting from shares transactions	(15,477,149)	(8,914,747)	(158,655,958)	(265,947,306)	(30,218,080)	(42,458,259)
Increase (Decrease) in Net Assets	(34,049,185)	(18,568,605)	(359,923,141)	(352,402,043)	(56,793,078)	(63,412,397)
NET ASSETS:
Beginning of period	62,700,398	81,269,003	620,702,569	973,104,612	96,186,548	159,598,945
End of period	$28,651,213	$62,700,398	$260,779,428	$620,702,569	$39,393,470	$96,186,548
Undistributed net investment income at end of period	$22,335	$—	$357,733	$260,485	$52,820	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	2,700,000	4,900,000	11,050,000	21,800,000	2,800,000	4,550,000
Shares repurchased	(3,500,000)	(5,300,000)	(15,650,000)	(27,150,000)	(3,650,000)	(5,400,000)
Shares outstanding, beginning of period	2,500,000	2,900,000	12,900,000	18,250,000	2,050,000	2,900,000
Shares outstanding, end of period	1,700,000	2,500,000	8,300,000	12,900,000	1,200,000	2,050,000

*  Commencement of Investment Operations.

See Notes to Financial Statements.

38

	PowerShares FTSE RAFI US 1000 Portfolio		PowerShares NXQ Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	For the Period April 3, 2008* Through April 30, 2008
OPERATIONS:
Net investment income (loss)	$12,820,222	$15,941,352	$(6,809)	$2,563
Net realized gain (loss) on investments	(132,347,764)	36,188,060	(682,990)	72,103
Net change in unrealized appreciation (depreciation) on investments	(160,948,517)	(145,734,972)	(262,500)	128,656
Net increase (decrease) in net assets resulting from operations	(280,476,059)	(93,605,560)	(952,299)	203,322
Undistributed net investment income (loss) included in the price of units issued and redeemed	(915,463)	(721,388)	16	(1,245)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(15,035,089)	(13,733,870)	(2,563)	—
Return of capital	—	—	(2,563)	—
Total distributions	(15,035,089)	(13,733,870)	(5,126)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	115,318,454	359,656,795	16,268,388	5,205,900
Value of shares repurchased	(300,328,510)	(430,542,238)	(16,314,218)	(2,651,104)
Net income equalization	915,463	721,388	(16)	1,245
Net increase (decrease) in net assets resulting from shares transactions	(184,094,593)	(70,164,055)	(45,846)	2,556,041
Increase (Decrease) in Net Assets	(480,521,204)	(178,224,873)	(1,003,255)	2,758,118
NET ASSETS:
Beginning of period	876,963,737	1,055,188,610	2,758,118	—
End of period	$396,442,533	$876,963,737	$1,754,863	$2,758,118
Undistributed net investment income at end of period	$1,625,836	$3,869,539	$—	$2,563
CHANGES IN SHARES OUTSTANDING:
Shares sold	3,500,000	6,000,000	600,000	200,000
Shares repurchased	(8,000,000)	(7,400,000)	(600,000)	(100,000)
Shares outstanding, beginning of period	15,900,000	17,300,000	100,000	—
Shares outstanding, end of period	11,400,000	15,900,000	100,000	100,000

39

Financial Highlights

PowerShares Dynamic MagniQuant Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.08	$28.02	$25.37
Net investment income**	0.14	0.14	0.15
Net realized and unrealized gain (loss) on investments	(8.24)	(2.87)	2.55
Total from investment operations	(8.10)	(2.73)	2.70
Distributions to shareholders from:
Net investment income	(0.13)	(0.20)	(0.05)
Return of capital	—	(0.01)	—
Total distributions	(0.13)	(0.21)	(0.05)
Net asset value at end of period	$16.85	$25.08	$28.02
Share price at end of period***	$16.84
NET ASSET VALUE TOTAL RETURN****	(32.40)%	(9.81)%	10.67%
SHARE PRICE TOTAL RETURN****	(32.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$28,651	$62,700	$81,269
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.67%	0.67%†
Expenses, prior to (Waivers) and/or Recapture	0.87%	0.72%	0.84%†
Net investment income, after (Waivers) and/or Recapture	0.70%	0.53%	1.04%†
Portfolio turnover rate ††	102%	76%	23%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.00 (a)	$0.02

PowerShares Dynamic Market Portfolio

	Year Ended April 30,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$48.12	$53.32	$47.87	$39.11	$35.05
Net investment income**	0.50	0.37	0.42	0.34	0.26
Net realized and unrealized gain (loss) on investments	(16.72)	(5.09)	5.35	8.75	4.02
Total from investment operations	(16.22)	(4.72)	5.77	9.09	4.28
Distributions to shareholders from:
Net investment income	(0.48)	(0.48)	(0.32)	(0.33)	(0.22)
Net asset value at end of period	$31.42	$48.12	$53.32	$47.87	$39.11
Share price at end of period***	$31.41
NET ASSET VALUE TOTAL RETURN****	(33.86)%	(8.93)%	12.12%	23.30%	12.23%
SHARE PRICE TOTAL RETURN****	(33.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$260,779	$620,703	$973,105	$919,156	$283,620
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.60%	0.58%	0.60%	0.60%	0.60%
Expenses, prior to (Waivers) and/or Recapture	0.60%	0.59%	0.62%	0.63%	0.70%
Net investment income, after (Waivers) and/or Recapture	1.28%	0.72%	0.87%	0.76%	0.68%
Portfolio turnover rate ††	113%	121%	114%	103%	94%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$(0.01)	$0.00 (a)	—	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

40

Financial Highlights (Continued)

PowerShares Dynamic OTC Portfolio

	Year Ended April 30,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$46.92	$55.03	$53.60	$42.38	$36.59
Net investment income (loss)**	0.03	(0.11)	(0.07)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(14.12)	(7.94)	1.50	11.30	5.82
Total from investment operations	(14.09)	(8.05)	1.43	11.28	5.79
Distributions to shareholders from:
Net investment income	—	—	—	(0.02)	—
Return of capital	—	(0.06)	—	(0.04)	—
Total distributions	—	(0.06)	—	(0.06)	—
Net asset value at end of period	$32.83	$46.92	$55.03	$53.60	$42.38
Share price at end of period***	$32.83
NET ASSET VALUE TOTAL RETURN****	(30.03)%	(14.65)%	2.67%	26.63%	15.81%
SHARE PRICE TOTAL RETURN****	(30.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$39,393	$96,187	$159,599	$222,440	$65,747
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.59%	0.59%	0.60%	0.60%	0.60%
Expenses, prior to (Waivers) and/or Recapture	0.74%	0.64%	0.69%	0.69%	1.06%
Net investment income (loss), after (Waivers) and/or Recapture	0.08%	(0.21)%	(0.15)%	(0.04)%	(0.06)%
Portfolio turnover rate ††	77%	60%	107%	77%	112%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.02)	$(0.01)	$0.03	—	—

PowerShares FTSE RAFI US 1000 Portfolio

	Year Ended April 30,			For the Period December 19, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$55.15	$60.99	$52.44	$49.64
Net investment income**	0.97	0.89	0.78	0.24
Net realized and unrealized gain (loss) on investments	(20.26)	(5.96)	8.38	2.68
Total from investment operations	(19.29)	(5.07)	9.16	2.92
Distributions to shareholders from:
Net investment income	(1.08)	(0.77)	(0.61)	(0.12)
Net asset value at end of period	$34.78	$55.15	$60.99	$52.44
Share price at end of period***	$34.78
NET ASSET VALUE TOTAL RETURN****	(35.26)%	(8.42)%	17.60%	5.89%
SHARE PRICE TOTAL RETURN****	(35.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$396,443	$876,964	$1,055,189	$104,883
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.58%	0.67%	0.70%	0.76	%†
Expenses, prior to (Waivers) and/or Recapture	0.60%	0.66%	0.71%	1.00	%†
Net investment income, after (Waivers) and/or Recapture	2.34%	1.50%	1.40%	1.38	%†
Portfolio turnover rate ††	15%	12%	8%	2%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.07)	$(0.04)	$0.33	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

41

Financial Highlights (Continued)

PowerShares NXQ Portfolio

	Year Ended April 30, 2009	For the Period April 1, 2008* Through April 30, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$27.58	$25.77
Net investment income (loss)**	(0.07)	0.03
Net realized and unrealized gain (loss) on investments	(9.91)	1.78
Total from investment operations	(9.98)	1.81
Distributions to shareholders from:
Net investment income	(0.03)	—
Return of capital	(0.02)	—
Total distributions	(0.05)	—
Net asset value at end of period	$17.55	$27.58
Share price at end of period***	$17.52
NET ASSET VALUE TOTAL RETURN****	(36.21)%	7.02	%(a)
SHARE PRICE TOTAL RETURN****	(36.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,755	$2,758
Ratio to average net assets of:
Expenses	0.70%	0.70	%†
Net investment income (loss)	(0.30)%	0.93	%†
Portfolio turnover rate ††	118%	15%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (b)	$(0.01)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The total return from Fund Inception (first day of trading on the Exchange) to April 30, 2008 was 5.71%.

(b)  Amount represents less than $0.005.

See Notes to Financial Statements.

42

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the "Trust") was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of the year end, the Trust offered seventy-five portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Dynamic MagniQuant Portfolio	"Dynamic MagniQuant Portfolio"

PowerShares Dynamic Market Portfolio	"Dynamic Market Portfolio"

PowerShares Dynamic OTC Portfolio	"Dynamic OTC Portfolio"

PowerShares FTSE RAFI US 1000 Portfolio	"FTSE RAFI US 1000 Portfolio"

PowerShares NXQ Portfolio	"NXQ Portfolio"

Each portfolio (the "Fund" or collectively the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund Shares." Each Fund's Shares are listed and traded on the NYSE Arca, Inc., except for Shares of the NXQ Portfolio which are listed and traded on The NASDAQ Stock Market LLC.

The Funds' market prices may differ to some degree from the net asset value of the Shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at net asset value, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

Fund	Index
Dynamic MagniQuant Portfolio	Top 200 Dynamic IntellidexSM Index

Dynamic Market Portfolio	Dynamic Market IntellidexSM Index

Dynamic OTC Portfolio	Dynamic OTC IntellidexSM Index

FTSE RAFI US 1000 Portfolio	FTSE RAFITM US 1000 Index

NXQ Portfolio	NASDAQ Q-50 IndexSM

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued

43

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end of day net asset value per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

44

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

A Fund may concentrate investments in a comparatively narrow segment of the economy. Consequently, such Fund may tend to be more volatile than other funds, and the value of investments may tend to rise and fall more rapidly.

A Fund may invest a large percentage of its assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to Federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and Passive Foreign Investment Company adjustments, if any.

The Funds file tax returns in the United States Federal jurisdiction and certain other jurisdictions. Generally a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are calculated on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for NXQ Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

45

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

The NXQ Portfolio has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay for substantially all expenses of the NXQ Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest and other extraordinary expenses.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period end.

G. Equalization

All Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholder's per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. Equalization is calculated on a per share basis whereby a portion of the proceeds from the sales and cost of repurchases of capital shares is applied to undistributed net investment income. The amount of equalization is disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed. The distributions to shareholders of amounts so applied may be deemed to be a return of capital for tax purposes to the extent that such distributions exceed taxable income.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser under which the Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund (except for the FTSE RAFI US 1000 Portfolio and the NXQ Portfolio) has agreed to pay the Adviser an annual fee of 0.50% of the Fund's average daily net assets. Prior to November 1, 2008, the FTSE RAFI US 1000 Portfolio agreed to pay the Adviser an annual fee of 0.50% of the Fund's average daily net assets. Effective November 1, 2008, the FTSE RAFI US 1000 Portfolio agreed to pay the Adviser an annual fee of 0.29% of the Fund's average daily net assets. The NXQ Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.70% of the Fund's average daily net assets and the Adviser has agreed to pay for substantially all expenses of the NXQ Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest and other extraordinary expenses.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the "Excess Expense Agreement") with the Trust. For the Dynamic MagniQuant Portfolio, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes and extraordinary expenses) from exceeding 0.60% of the Fund's average daily net assets per year (the "Expense Cap"), at least until August 31, 2010. The FTSE RAFI US 1000 Portfolio's Expense Cap is 0.39%, at least until August 31, 2010, and sub-licensing fees are included in the expenses subject to the Expense Cap. Prior to November 1, 2008, the FTSE RAFI US 1000 Portfolio's Expense Cap, at least until August 30, 2009, was 0.60% and excluded sub-licensing fees. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Funds' shares offered for sale; (b) Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange. For the Dynamic Market Portfolio and the Dynamic OTC Portfolio, the Adviser has agreed to waive fees and/or

46

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund's average daily net assets per year at least until August 31, 2010.

For the Dynamic MagniQuant Portfolio and the FTSE RAFI US 1000 Portfolio, the Excess Expense Agreement provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. For the Dynamic Market Portfolio and the Dynamic OTC Portfolio, the expenses borne by the Adviser are not subject to recapture. The Excess Expense Agreement does not apply to the NXQ Portfolio.

The net amount of fees waived and other expenses assumed by the Adviser and the amount of recapture paid to the Adviser pursuant to the Excess Expense Agreement are collectively referred to as "(Waivers) and/or Recapture." The net amounts of (Waivers) and/or Recapture for the year ended April 30, 2009 are shown on the Statements of Operations.

The amounts available for potential future recapture by the Adviser under the Excess Expense Agreement and the expiration schedule at April 30, 2009 are as follows:

	Total Potential	Potential Recapture Amounts Expiring
	Recapture Amount	04/30/10	04/30/11	04/30/12
Dynamic MagniQuant Portfolio	$185,323	$35,869	$52,795	$96,659
FTSE RAFI US 1000 Portfolio	98,922	—	—	98,922

The Trust has entered into a Distribution Agreement with Invesco Aim Distributors, Inc. (the "Distributor"), which serves as the Distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in Shares.

The Adviser has entered into a licensing agreement for each Fund with the following Licensors:

Fund	Licensor
Dynamic MagniQuant Portfolio	NYSE AMEX

Dynamic Market Portfolio	NYSE AMEX

Dynamic OTC Portfolio	NYSE AMEX

FTSE RAFI US 1000 Portfolio	FTSE International Ltd.

NXQ Portfolio	The NASDAQ OMX Group, Inc.

The index name trademarks are owned by the respective Licensors. These trademarks have been licensed to the Adviser for use with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in any of these Funds. The Trust has entered into a sub-licensing agreement under which the Funds (other than the NXQ Portfolio) are required to pay the sub-licensing fees which are shown on the Statements of Operations.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accounting and transfer agent for each Fund.

The custodian has agreed to provide overdraft protection to the Funds according to the terms of the service agreement.

47

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 4. Investments in Affiliates

The Fund's Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from the investment in Invesco Ltd. for the year ended April 30, 2009.

FTSE RAFI US 1000 Portfolio

	Value 04/30/08	Purchase at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value 04/30/09	Dividend Income
Invesco Ltd.	$—	$3,756,796	$(119,534)	$669,343	$24,254	$4,330,859	$—

Note 5. Additional Valuation Information

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of the end of the reporting period, April 30, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investment in Securities
	Level 1	Level 2	Level 3	Total
Dynamic MagniQuant Portfolio	$28,701,432	$—	$—	$28,701,432
Dynamic Market Portfolio	260,869,424	—	—	260,869,424
Dynamic OTC Portfolio	39,433,000	—	—	39,433,000
FTSE RAFI US 1000 Portfolio	396,550,934	—	—	396,550,934
NXQ Portfolio	1,757,060	—	—	1,757,060

48

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 6. Federal Income Tax

At April 30, 2009, costs of investments on a tax basis including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year were as follows:

Dynamic MagniQuant Portfolio	$26,051,847
Dynamic Market Portfolio	244,812,100
Dynamic OTC Portfolio	37,415,563
FTSE RAFI US 1000 Portfolio	648,091,022
NXQ Portfolio	1,906,185

At April 30, 2009, the components of accumulated earnings (loss) on a tax-basis were as follows:

	Accumulated Earnings	Other Temporary Differences	Net Accumulated Capital and other Losses	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Accumulated Earnings(Loss)
Dynamic MagniQuant Portfolio	$25,981	$(3,646)	$(23,114,529)	$2,649,585	$4,570,467	$(1,920,882)	$(20,442,609)
Dynamic Market Portfolio	371,572	(13,839)	(324,606,333)	16,057,324	31,885,285	(15,827,961)	(308,191,276)
Dynamic OTC Portfolio	57,144	(4,324)	(74,273,479)	2,017,437	5,106,678	(3,089,241)	(72,203,222)
FTSE RAFI US 1000 Portfolio	1,643,526	(17,690)	(70,676,958)	(251,540,088)	4,192,242	(255,732,330)	(320,591,210)
NXQ Portfolio	—	—	(906,267)	(149,125)	125,678	(274,803)	(1,055,392)

Distributions to Shareholders:

The tax character of distributions paid was as follows:

	Year ended April 30, 2009	Year ended April 30, 2008
	Distributions paid from Ordinary Income	Distributions paid from Ordinary Income
Dynamic MagniQuant Portfolio	$279,388	$640,462
Dynamic Market Portfolio	5,193,546	7,990,684
FTSE RAFI US 1000 Portfolio	15,035,089	13,733,870
NXQ Portfolio	2,563	—
	Year ended April 30, 2009	Year ended April 30, 2008
	Distributions paid from Return of Capital	Distributions paid from Return of Capital
Dynamic MagniQuant Portfolio	$—	$18,785
Dynamic OTC Portfolio	—	137,064
NXQ Portfolio	2,563	—

At April 30, 2009, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The use of some portion of the capital loss carryforward by any one Fund may be limited by Federal tax rules. Among others, certain

49

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

rules limit the use of the carryforward when there has been a greater than fifty percent change in ownership of a Fund.

	Year of Expiration							Total
	2011	2012	2013	2014	2015	2016	2017	Amount
Dynamic MagniQuant Portfolio	$—	$—	$—	$—	$—	$5,211,608	$10,595,808	$15,807,416
Dynamic Market Portfolio	225,469	8,920,879	5,021,729	13,686,812	65,552,628	39,899,556	96,635,542	229,942,615
Dynamic OTC Portfolio	252,044	651,452	5,297,385	5,449,844	21,767,708	11,353,752	15,759,003	60,531,188
FTSE RAFI US 1000 Portfolio	—	—	—	—	44,432	1,148,192	44,806,806	45,999,430
NXQ Portfolio	—	—	—	—	—	14,131	126,742	140,873

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year.

During the year ended April 30, 2009, the Funds incurred and will elect to defer net capital losses as follows:

Post-October Losses
Dynamic MagniQuant Portfolio	$7,307,113
Dynamic Market Portfolio	94,663,718
Dynamic OTC Portfolio	13,742,291
FTSE RAFI US 1000 Portfolio	24,677,528
NXQ Portfolio	765,394

In order to present shares of beneficial interest and accumulated net realized gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to shares of beneficial interest, undistributed net investment income or loss and accumulated net realized gain or loss on investments. These differences are primarily due to redemptions-in-kind, investments in partnerships, wash sales, book equalization, and net operating losses, if any. These adjustments have no effect on net assets. For the year ended April 30, 2009, the adjustments were as follows:

	Undistributed Net Investment Income	Undistributed Capital Gains (Accumulated Losses)	Shares of Beneficial Interest
Dynamic MagniQuant Portfolio	$14,018	$10,033,431	$(10,047,449)
Dynamic Market Portfolio	90,167	77,724,409	(77,814,576)
Dynamic OTC Portfolio	30,940	11,012,556	(11,043,496)
FTSE RAFI US 1000 Portfolio	886,627	71,992,195	(72,878,822)
NXQ Portfolio	9,356	(224,427)	215,071

50

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 7. Investment Transactions

For the year ended April 30, 2009, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Dynamic MagniQuant Portfolio	$44,370,701	$45,171,872
Dynamic Market Portfolio	471,003,111	477,263,032
Dynamic OTC Portfolio	50,203,267	52,906,467
FTSE RAFI US 1000 Portfolio	82,001,126	81,681,979
NXQ Portfolio	2,465,040	2,468,783

For the year ended April 30, 2009, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
Dynamic MagniQuant Portfolio	$60,288,215	$74,982,093
Dynamic Market Portfolio	536,541,729	689,025,424
Dynamic OTC Portfolio	145,763,941	173,163,180
FTSE RAFI US 1000 Portfolio	114,866,776	302,094,685
NXQ Portfolio	16,262,900	16,312,852

Gains on in-kind transactions are generally not considered taxable gains for Federal income tax purposes.

Note 8. Trustees' Fees

The Funds compensate each Trustee who is not an employee of the Adviser or its affiliates. With respect to NXQ Portfolio, the Adviser, as a result of the unitary management fee, pays for such compensation. The "Interested" Trustee of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a Trustee who is not an "interested person" (as defined in the 1940 Act) (an "Independent Trustee") and has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in selected PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the shares selected, and the value decreases with distributions or with declines in the value of the shares selected.

Note 9. Capital

Shares are created and redeemed by the Trust only in Creation Unit size aggregations of 100,000 (50,000 for Dynamic Market and Dynamic OTC Portfolios). Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of each Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

51

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 10. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios indicated in Note 1 of the financial statements (each a portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the "Trust") at April 30, 2009, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 25, 2009

53

Supplemental Information (Unaudited)

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different the maximum amount allowable for its fiscal year ended April 30, 2009:

Federal Income Tax Information

	Qualified Dividend Income*	Corporate Dividend Received Deduction*
Dynamic MagniQuant Portfolio	100%	100%
Dynamic Market Portfolio	100%	100%
Dynamic OTC Portfolio	0%	0%
FTSE RAFI US 1000 Portfolio	100%	100%
NXQ Portfolio	0%	0%

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

54

Supplemental Information (Continued)

Trustees and Officers

The Independent Trustees, the Trustee who is affiliated with the Adviser (the "Management Trustee") and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

Name, Address, and Age Independent Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Ronn R. Bagge 51 YQA Capital Management, LLC 1755 S. Naperville Road Suite 100 Wheaton, IL 60187	Trustee	Since 2003	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	119	None

Marc M. Kole 48 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Vice President of Finance and Accounting, Hope Network (social services) (November 2008-Present); formerly Assistant Vice President and Controller, Priority Health (health insurance) (September 2005-April 2008); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	119	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

55

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age Independent Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Philip M. Nussbaum 47 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (November 2004-Present); formerly Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-1999)	119	None

Donald H. Wilson 49 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	President and Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (August 2007-April 2009), formerly Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (February 2006-August 2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995-February 2006)	119	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

56

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age of Management Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
H. Bruce Bond** 45 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chairman of the Board, Trustee and President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly Manager, Nuveen Investments (April 1998-August 2002)	119	None

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at 800.337.4246.

  *  This is the date the Management Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Each officer serves a one year term, until his successor is elected.

  **  "Interested person" as defined in Section 2(a)(19) of the 1940 Act.

  ***  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

57

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age of Officers	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan 54 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer and Treasurer Since 2006 Secretary Since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (September 2005-Present); formerly Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin R. Gustafson 43 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2004	General Counsel, Invesco PowerShares Capital Management LLC (September 2004-Present); formerly Chief Compliance Officer, Invesco PowerShares Capital Management LLC (September 2004-April 2008)

John W. Southard, Jr., CFA, MBA 39 Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly, Treasurer of the Trust (April 2003-April 2006); Senior Equity Analyst, Charles Schwab & Company (May 2001-August 2002)

  *  This is the period for which the Officers began serving the Trust. Each Officer serves one year term, until his successor is elected.

58

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 16, 2009, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following 70 series (each, a "Fund" and collectively, the "Funds"):

PowerShares Dynamic Market Portfolio

PowerShares Dynamic OTC Portfolio

PowerShares Golden Dragon Halter USX China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Mid Cap Growth Portfolio

PowerShares Dynamic Mid Cap Value Portfolio

PowerShares Dynamic Small Cap Growth Portfolio

PowerShares Dynamic Small Cap Value Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Zacks Micro Cap Portfolio

PowerShares Aerospace & Defense Portfolio

PowerShares Dynamic Hardware & Consumer Electronics Portfolio

PowerShares Dynamic Telecommunications & Wireless Portfolio

PowerShares Value Line Timeliness Select Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares High Growth Rate Dividend AchieversTM Portfolio

PowerShares Zacks Small Cap Portfolio

PowerShares Dynamic Building and Construction Portfolio

PowerShares Dynamic Energy Exploration and Production Portfolio

PowerShares Dynamic Insurance Portfolio

PowerShares Dynamic Oil and Gas Services Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Utilities Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Water Resources Portfolio

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Financials Sector Portfolio

PowerShares Dynamic Healthcare Sector Portfolio

PowerShares Dynamic Industrials Sector Portfolio

PowerShares Dynamic Large Cap Portfolio

PowerShares Dynamic MagniQuant Portfolio

PowerShares Dynamic Mid Cap Portfolio

PowerShares Dynamic Small Cap Portfolio

PowerShares Dynamic Technology Sector Portfolio

PowerShares Buyback Achievers(TM) Portfolio

PowerShares FTSE RAFI Basic Materials Sector Portfolio

PowerShares FTSE RAFI Consumer Goods Sector Portfolio

PowerShares FTSE RAFI Consumer Services Sector Portfolio

PowerShares FTSE RAFI Energy Sector Portfolio

PowerShares FTSE RAFI Financials Sector Portfolio

PowerShares FTSE RAFI Health Care Sector Portfolio

PowerShares FTSE RAFI Industrials Sector Portfolio

PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio

59

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

PowerShares FTSE RAFI Utilities Sector Portfolio

PowerShares Cleantech Portfolio

PowerShares Dynamic Aggressive Growth Portfolio

PowerShares Dynamic Banking Portfolio

PowerShares Dynamic Basic Materials Sector Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Consumer Staples Sector Portfolio

PowerShares Dynamic Healthcare Services Portfolio

PowerShares Dynamic Deep Value Portfolio

PowerShares Financial Preferred Portfolio

PowerShares Listed Private Equity Portfolio

PowerShares DWA Technical Leaders Portfolio

PowerShares Value Line Industry Rotation Portfolio

PowerShares WilderHill Progressive Energy Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indices through December 31, 2008. The Trustees also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance, and the Adviser's analysis of the tracking error between each Fund and its underlying index. The Trustees noted that each Fund's correlation was within the targeted range set forth in the Trust's registration statement and that, for each Fund other than PowerShares Financial Preferred Portfolio, the tracking error was within the targeted range set forth in the Trust's registration statement. The Trustees reviewed the reasons for PowerShares Financial Preferred Portfolio's tracking error. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

60

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's expense ratio and advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

•  0.50% of the Fund's average net assets, for each Fund other than PowerShares High Yield Equity Dividend Achievers(TM) Portfolio, PowerShares Dividend Achievers(TM) Portfolio, PowerShares High Growth Rate Dividend Achievers(TM) Portfolio, PowerShares International Dividend Achievers(TM) Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio;

•  0.40% of the Fund's average net assets, for each of PowerShares High Yield Equity Dividend Achievers(TM) Portfolio, PowerShares Dividend Achievers(TM) Portfolio, PowerShares High Growth Rate Dividend Achievers(TM) Portfolio and PowerShares International Dividend Achievers(TM) Portfolio; and

•  0.29% of the Fund's average net assets, for each of PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the Trustees noted that the advisory fee for each of these Funds was reduced to 0.29% effective November 1, 2008).

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an "Expense Cap") to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund's average daily net assets, at least until August 31, 2010, as set forth below:

•  0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares Dynamic OTC Portfolio and PowerShares Dynamic Market Portfolio;

•  0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares High Yield Equity Dividend Achievers(TM) Portfolio, PowerShares Dividend Achievers(TM) Portfolio, PowerShares High Growth Rate Dividend Achievers(TM) Portfolio and PowerShares International Dividend Achievers(TM) Portfolio;

61

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

•  0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the Trustees noted that, effective November 1, 2008, the Expense Cap for each of these Funds changed from 0.60% to 0.39%); and

•  0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not manage any funds other than the Funds and other ETFs overseen by the Board. The Trustees noted that each Fund's advisory fee was:

•  higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Financial Preferred Portfolio, PowerShares Golden Dragon Halter USX China Portfolio and PowerShares International Dividend Achievers(TM) Portfolio, which was lower than the median advisory fee of its ETF peer funds); and

•  higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares DWA Technical Leaders Portfolio, PowerShares Dynamic Aggressive Growth Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio and PowerShares Value Line Timeliness Select Portfolio, which was lower than the median advisory fee of its open-end index peer funds, and there was no comparable data for PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio or PowerShares Golden Dragon Halter USX China Portfolio); but

•  lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indices, which generally require more frequent rebalancing of the portfolios, the distinguishing factors of the Funds, and the higher administrative, operational and management oversight costs for the Adviser. With respect to the Funds' expense ratios, the Trustees noted that the net expense ratio for each Fund was:

•  higher than the median expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares Dynamic OTC Portfolio, PowerShares Financial Preferred Portfolio and PowerShares International Dividend AchieversTM Portfolio, which was less than the median expense ratio of its ETF peer funds, and the net expense ratio of each of PowerShares Dynamic Aggressive Growth Portfolio and PowerShares Dynamic Market Portfolio, which was equal to the median expense ratio of its ETF peer funds); and

62

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

•  higher than the median expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares DWA Technical Leaders Portfolio, PowerShares Dynamic Aggressive Growth Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Financials Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares Listed Private Equity Portfolio and PowerShares Value Line Timeliness Select Portfolio, which was lower than the median expense ratio of its open-end index peer funds, and there was no comparable data for PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio or PowerShares Golden Dragon Halter USX China Portfolio); but

•  lower than the median expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund's Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund's expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund's Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

63

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

64

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 16, 2009, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following five series (each, a "Fund" and collectively, the "Funds"):

PowerShares FTSE NASDAQ Small Cap Portfolio

PowerShares NASDAQ Internet Portfolio

PowerShares NASDAQ-100 BuyWrite Portfolio

PowerShares NXQ Portfolio

PowerShares S&P 500 BuyWrite Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indices through December 31, 2008. The Trustees also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance, and the Adviser's analysis of the tracking error between each Fund and its underlying index. The Trustees noted that, in each case, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust's registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's total expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that

65

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

the annual unitary advisory fee is 0.70% for each of PowerShares FTSE NASDAQ Small Cap Portfolio and PowerShares NXQ Portfolio, 0.60% for PowerShares NASDAQ Internet Portfolio and 0.75% for each of PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio, and that the Adviser pays all other expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest and extraordinary expenses.

The Trustees noted that the Adviser represented that it does not manage any funds other than the Funds and other ETFs overseen by the Board. The Trustees noted that: the advisory fee for PowerShares FTSE NASDAQ Small Cap Portfolio was higher than the median expense ratios of its ETF peer funds and open-end index peer funds, but lower than the median expense ratio of its open-end actively-managed peer funds; the advisory fee for PowerShares NASDAQ Internet Portfolio was equal to or lower than the median expense ratio for each peer group; no comparable ETF peer fund information was available for PowerShares NASDAQ-100 BuyWrite Portfolio or PowerShares S&P 500 BuyWrite Portfolio, but the advisory fee for each of these Funds was lower than the median expense ratios of their open-end index peer funds and open-end actively-managed peer funds; and the advisory fee for PowerShares NXQ Portfolio was higher than the median expense ratio of its ETF peer funds, but lower than the median expense ratios of its open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that each Fund's advisory fee was reasonable because of the complexity of the indices, which generally require more frequent rebalancing of the portfolios, the distinguishing factors of the Funds and the higher administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund's advisory fee was attributable to a license fee payable out of the unitary fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees reviewed the overall profitability of the Adviser and noted that the Adviser, to date, had incurred a loss from its relationship with the Funds.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size and expense ratio. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary fee provides certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

66

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Funds' proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 337-4246. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 337-4246; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website at www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

There are risks involved in investing in exchange-traded funds ("ETFs"), including possible loss of money. Investing in securities of small and medium sized companies involves greater risk than is customarily associated with investing in more established companies, and investments in concentrated industry sectors involve greater risks than investments that are more diversified. Index-based ETFs are not actively managed. Actively-managed ETFs do not necessarily seek to replicate the performance of a specific index. Both index-based and actively-managed ETFs are subject to risks similar to stocks, including those related to short selling and margin maintenance. PowerShares ETFs are not FDIC insured, may lose value and have no bank guarantee. PowerShares is a registered trademark of Invesco PowerShares Capital Management LLC. Past performance is not a guarantee of future results.

Invesco Aim Distributors, Inc. is the distributor of the PowerShares Exchange-Traded Fund Trust.

An investor should consider each PowerShares ETF's investment objective, risks, charges and expenses carefully before investing. For more complete information about PowerShares ETFs call Invesco Aim Distributors, Inc. at (800) 337-4246 or visit invescopowershares.com for a prospectus. Please read the prospectus carefully before investing.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2009 Invesco PowerShares Capital Management LLC  P-PS-AR-2

2009 Annual Report to Shareholders

April 30, 2009

PowerShares Dynamic Aggressive Growth Portfolio

PowerShares Dynamic Deep Value Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Mid Cap Growth Portfolio

PowerShares Dynamic Mid Cap Portfolio

PowerShares Dynamic Mid Cap Value Portfolio

PowerShares Dynamic Small Cap Growth Portfolio

PowerShares Dynamic Small Cap Portfolio

PowerShares Dynamic Small Cap Value Portfolio

PowerShares FTSE NASDAQ Small Cap Portfolio

PowerShares Zacks Micro Cap Portfolio

PowerShares Zacks Small Cap Portfolio

The Market Environment	2

Manager's Analysis	4

Frequency Distribution of Discounts & Premiums	32

Fees and Expenses	34

Style Portfolios

Schedules of Investments

PowerShares Dynamic Aggressive Growth Portfolio	36

PowerShares Dynamic Deep Value Portfolio	38

PowerShares Dynamic Large Cap Growth Portfolio	40

PowerShares Dynamic Large Cap Portfolio	41

PowerShares Dynamic Large Cap Value Portfolio	43

PowerShares Dynamic Mid Cap Growth Portfolio	44

PowerShares Dynamic Mid Cap Portfolio	45

PowerShares Dynamic Mid Cap Value Portfolio	47

PowerShares Dynamic Small Cap Growth Portfolio	49

PowerShares Dynamic Small Cap Portfolio	51

PowerShares Dynamic Small Cap Value Portfolio	54

PowerShares FTSE NASDAQ Small Cap Portfolio	56

PowerShares Zacks Micro Cap Portfolio	66

PowerShares Zacks Small Cap Portfolio	71

Statements of Assets and Liabilities	74

Statements of Operations	76

Statements of Changes in Net Assets	78

Financial Highlights	83

Notes to Financial Statements	90

Report of Independent Registered Public Accounting Firm	103

Supplemental Information	104

Board Consideration Regarding Continuation of Investment Advisory Agreements	109

The Market Environment

For the year ended April 30, 2009, stock market losses were larger than most market participants have ever seen in their professional careers. The S&P 500® Index was down 35.29%, the NASDAQ-100® Index declined 26.83% and the Dow Jones Industrial Index dropped 34.12%. Corporate debt markets also declined as the credit crunch continued to limit access to capital. Municipal securities held up a little better but still struggled. The Merrill U.S. Corporate Master Index returned -5.78% while the Merrill Muni Master Index returned 2.26% for the period. Meanwhile, treasury securities rallied as investors fled to quality. Huge companies required capital infusions and/or other forms of financial support through government intervention and the credit crisis evolved into an overall crisis of consumer, investor and business confidence.

The markets fell nearly universally from August through October. As more job losses and layoffs were announced, banks continued to restrict borrowing and consumers, who drive two-thirds of the U.S. economy historically, were unable to sustain their spending. The government spent hundreds of billions of dollars to bail out firms and stimulate the economy while the Federal Open Market Committee moved from a discount rate of 2.50% to 0.50% during the period. Not until March did confidence begin to return to the equity markets with the S&P 500® Index, NASDAQ-100® Index and the Dow Jones Industrial Index moving off the lows and returning 29.99%, 29.97% and 21.24% respectively from March 1 through April 30, of 2009. Corporate and municipal debt also showed some appreciation over the period, however the amount of appreciation was less as credit spreads tightened. The Merrill Muni Master Index was up 2.33% while the Merrill U.S. Corporate Master Index rose by 2.55% from March 1 through April 30, 2009.

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Manager's Analysis

PowerShares Dynamic Aggressive Growth Portfolio (ticker: PGZ)

The PowerShares Dynamic Aggressive Growth Portfolio (the "Fund"), based on the Dynamic Aggressive Growth IntellidexSM Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund posted a -38.23% return over the reporting period, underperforming the S&P 1500® Growth Index which returned -30.71%. During the last year, value stocks outperformed growth stocks.

Overallocation to small cap companies had the greatest negative impact on performance. On the sector level, overallocation to the industrials had a negative impact on performance. Stock selection within health care, information technology and consumer staples also contributed to the underperformance.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Information Technology	34.0
Health Care	27.0
Consumer Discretionary	18.6
Industrials	13.0
Financials	3.7
Consumer Staples	2.9
Telecommunication Services	0.9
Money Market Fund	0.4
Other	(0.5)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	60.7
Mid-Cap Growth	30.9
Large-Cap Growth	6.2
Small-Cap Value	2.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
GT Solar International, Inc.	1.5
Synaptics, Inc.	1.4
Allegiant Travel Co.	1.3
Cerner Corp.	1.3
LoopNet, Inc.	1.3
Art Technology Group, Inc.	1.3
Dolby Laboratories, Inc., Class A	1.3
Resources Connection, Inc.	1.3
Apple, Inc.	1.2
Bally Technologies, Inc.	1.2
Total	13.1

Manager's Analysis (Continued)

PowerShares Dynamic Aggressive Growth Portfolio (ticker: PGZ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Dynamic Aggressive Growth IntellidexSM Index	-37.55	-16.59	-34.82
S&P 500® Pure Growth Index	-31.85	-14.32	-30.23
S&P 1500® Growth Index	-30.71	-12.87	-27.50
Russell 3000® Growth Index	-31.46	-13.13	-28.00
Fund
NAV Return	-38.23	-17.37	-36.24
Share Price Return	-38.35	-17.45	-36.39

Fund Inception: December 20, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.94%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.64% while the Fund's gross total operating expense ratio was 1.71%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 1500® Growth Index, Russell 3000® Growth Index and S&P 500® Pure Growth Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 900, 1,936, and 127 common stocks, respectively. The S&P 1500® Growth Index and the Russell 3000® Growth Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Dynamic Deep Value Portfolio (ticker: PVM)

The PowerShares Dynamic Deep Value Portfolio (the "Fund"), based on the Dynamic Deep Value IntellidexSM Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund posted a -29.63% return over the reporting period, outperforming the S&P 1500® Value Index which returned -39.08%. During the last year, value stocks outperformed growth stocks.

Stock selection within the financial sector had the greatest positive affect on performance. More specifically, the Fund completely avoided badly beaten financial names like Citigroup, Bank of America, AIG, Merrill Lynch, Wachovia and Lehman Brothers. Overallocation to small cap companies also gave the Fund a significant boost.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Industrials	26.2
Financials	20.0
Consumer Discretionary	14.1
Information Technology	10.1
Materials	8.4
Consumer Staples	8.3
Health Care	5.7
Energy	3.6
Telecommunication Services	1.9
Utilities	1.7
Money Market Fund	1.3
Other	(1.3)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Value	59.6
Mid-Cap Value	27.3
Large-Cap Value	11.9
Small-Cap Growth	1.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Interface, Inc., Class A	2.0
Deluxe Corp.	1.5
Men's Wearhouse (The), Inc.	1.4
Dollar Financial Corp.	1.3
Basic Energy Services, Inc.	1.3
MetLife, Inc.	1.3
Unum Group	1.3
Genesco, Inc.	1.3
EnerSys	1.2
Helen of Troy Ltd.	1.2
Total	13.8

Manager's Analysis (Continued)

PowerShares Dynamic Deep Value Portfolio (ticker: PVM)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Dynamic Deep Value IntellidexSM Index	-29.21	-14.33	-30.57
S&P 500® Pure Value Index	-46.10	-28.54	-54.30
S&P 1500® Value Index	-39.08	-20.38	-41.24
Russell 3000® Value Index	-38.61	-20.70	-41.79
Fund
NAV Return	-29.63	-14.91	-31.67
Share Price Return	-29.66	-14.94	-31.73

Fund Inception: December 20, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.65%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.64% while the Fund's gross total operating expense ratio was 1.79%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 1500® Value Index, Russell 3000® Value Index and S&P 500® Pure Value Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 373, 1,896, and 122 common stocks, respectively. The S&P 1500® Value Index and the Russell 3000® Value Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Dynamic Large Cap Growth Portfolio (ticker: PWB)

The PowerShares Dynamic Large Cap Growth Portfolio (the "Fund"), based on the Dynamic Large Cap Growth IntellidexSM Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund posted a return of -35.93% over the reporting period, underperforming the S&P Citigroup Large Cap Growth Index which returned -30.70%. During this time, value stocks outperformed growth stocks. The Fund reacted given these conditions, underperforming the market. Health care, industrials, materials and energy were the leading sectors contributing to the Fund's underperformance. Information technology and financial sectors helped offset negative returns.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Information Technology	34.1
Health Care	27.8
Consumer Discretionary	15.4
Consumer Staples	9.1
Industrials	5.9
Materials	3.2
Financials	2.9
Energy	1.6
Other	0.0

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Growth	80.5
Mid-Cap Growth	14.6
Large-Cap Value	3.0
Mid-Cap Value	1.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Apple, Inc.	4.1
QUALCOMM, Inc.	3.7
Oracle Corp.	3.6
Intel Corp.	3.6
CVS Caremark Corp.	3.6
Comcast Corp., Class A	3.5
Google, Inc., Class A	3.4
Monsanto Co.	3.2
Medtronic, Inc.	3.2
Bristol-Myers Squibb Co.	3.0
Total	34.9

Manager's Analysis (Continued)

PowerShares Dynamic Large Cap Growth Portfolio (ticker: PWB)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Large Cap Growth IntellidexSM Index	-35.59	-11.46	-6.05	-22.86
S&P Citigroup Large Cap Growth Index	-30.70	-7.89	-4.26	-16.58
Russell 1000® Growth Index	-31.57	-8.49	-3.82	-14.99
Fund
NAV Return	-35.93	-12.01	-6.65	-24.89
Share Price Return	-35.93	-11.99	-6.69	-25.04

Fund Inception: March 3, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses during previous fiscal periods, absent which, performance during those fiscal periods would have been lower. While the Adviser has contractually agreed to waive and/or pay certain Fund expenses through August 31, 2010, the Fund is currently subject to recapture, which may result in an increased expense ratio. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.60%. In the Financial Highlights section of this Shareholder Report, the Fund's net total operating expense ratio was determined to be 0.61% while the Fund's gross total operating expense ratio was 0.60%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Citigroup Large Cap Growth Index and Russell 1000® Growth Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 384 and 691 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Dynamic Large Cap Portfolio (ticker: PJF)

The PowerShares Dynamic Large Cap Portfolio (the "Fund"), based on the Dynamic Large Cap IntellidexSM Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund posted a -31.47% return during the reporting period, outperforming the S&P 500® Index, which returned -35.29%. While the Fund dropped along with the entire market, positive stock selection within the financials sectors boosted the Fund's performance. Within financials, avoiding beaten down names like Citigroup, Bank of America, AIG, Merrill Lynch, Wachovia, Fannie Mae, Freddie Mac and Lehman Brothers contributed positively to overall performance.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Health Care	20.9
Information Technology	20.5
Industrials	14.8
Consumer Staples	14.0
Consumer Discretionary	12.2
Financials	6.4
Energy	4.6
Telecommunication Services	3.1
Utilities	1.9
Materials	1.6
Money Market Fund	0.0
Other	0.0

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Growth	47.4
Large-Cap Value	39.7
Mid-Cap Value	7.3
Mid-Cap Growth	5.6

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Apple, Inc.	2.1
Cisco Systems, Inc.	2.0
3M Co.	1.9
Home Depot, Inc.	1.8
Microsoft Corp.	1.8
Oracle Corp.	1.8
Hewlett-Packard Co.	1.8
Intel Corp.	1.8
United Technologies Corp.	1.8
Comcast Corp., Class A	1.7
Total	18.5

Manager's Analysis (Continued)

PowerShares Dynamic Large Cap Portfolio (ticker: PJF)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Dynamic Large Cap IntellidexSM Index	-31.00	-12.48	-27.49
S&P 100® Index	-34.73	-15.59	-33.58
S&P 500® Index	-35.29	-15.94	-34.26
Russell Top 200® Index	-35.00	-15.60	-33.63
Fund
NAV Return	-31.47	-13.09	-28.69
Share Price Return	-31.48	-13.14	-28.79

Fund Inception: December 1, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.38%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.65% while the Fund's gross total operating expense ratio was 0.93%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 100® Index, S&P 500® Index and Russell Top 200® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 100, 500 and 205 common stocks, respectively. The S&P 500® Index and the Russell Top 200® Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Dynamic Large Cap Value Portfolio (ticker: PWV)

The PowerShares Dynamic Large Cap Value Portfolio (the "Fund"), based on the Dynamic Large Cap Value IntellidexSM Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund posted a -28.30% return for the reporting period, outperforming the PowerShares Dynamic Large Cap Growth Portfolio for the year. The Fund did well against the S&P Citigroup Large Cap Value Index, which was down -40.06%. The financials category was the largest sector by weight and was the leading contributor to the Fund's performance, avoiding badly beaten companies held in the benchmark like Citigroup, Merrill Lynch, Wachovia, Lehman Brothers, Fannie Mae, Freddie Mac and Washington Mutual. Overallocation to health care and stock selection within the industrials and energy sectors also boosted the Fund's performance.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Health Care	17.2
Financials	16.8
Consumer Discretionary	16.1
Industrials	12.0
Consumer Staples	9.8
Energy	9.2
Information Technology	6.4
Utilities	6.4
Telecommunication Services	6.1
Other	0.0

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Value	78.7
Mid-Cap Value	14.3
Large-Cap Growth	7.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Goldman Sachs Group (The), Inc.	4.1
Walt Disney (The) Co.	3.7
Time Warner, Inc.	3.7
Home Depot, Inc.	3.6
United Technologies Corp.	3.4
International Business Machines Corp.	3.2
Eli Lilly & Co.	3.2
ConocoPhillips	3.2
Chevron Corp.	3.1
Pfizer, Inc.	3.1
Total	34.3

Manager's Analysis (Continued)

PowerShares Dynamic Large Cap Value Portfolio (ticker: PWV)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Large Cap Value IntellidexSM Index	-27.79	-5.59	0.02	0.06
S&P Citigroup Large Cap Value Index	-40.06	-13.78	-6.88	-25.69
Russell 1000® Value Index	-39.21	-13.21	-6.70	-25.08
Fund
NAV Return	-28.30	-6.21	-0.66	-2.72
Share Price Return	-28.21	-6.19	-0.68	-2.79

Fund Inception: March 3, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses during previous fiscal periods, absent which, performance during those fiscal periods would have been lower. While the Adviser has contractually agreed to waive and/or pay certain Fund expenses through August 31, 2010, the Fund is currently subject to recapture, which may result in an increased expense ratio. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.59%. In the Financial Highlights section of this Shareholder Report, the Fund's net total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 0.61%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Citigroup Large Cap Value Index and Russell 1000® Value Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 346 and 617 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Dynamic Mid Cap Growth Portfolio (ticker: PWJ)

The PowerShares Dynamic Mid Cap Growth Portfolio (the "Fund"), based on the Dynamic Mid Cap Growth IntellidexSM Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund performed the worst of the three PowerShares growth funds (Dynamic Large Cap Growth Portfolio, Dynamic Mid Cap Growth Portfolio and Dynamic Small Cap Portfolio), posting a -37.78% return for the reporting period, underperforming the S&P Citigroup Mid Cap Growth Index which returned -31.32%. The worst contributing sector was industrials with McDermott International and Stericycle making negative contributions. Overweighting and poor stock selection in the information technology sector also contributed to the Funds' negative returns. The health care sector made a positive contribution to the Funds' returns.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Information Technology	31.7
Consumer Discretionary	22.4
Industrials	19.8
Health Care	19.3
Energy	3.6
Consumer Staples	2.1
Financials	1.0
Money Market Fund	0.2
Other	(0.1)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Mid-Cap Growth	88.7
Small-Cap Growth	10.6
Mid-Cap Value	0.7

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Bed Bath & Beyond, Inc.	4.0
Cognizant Technology Solutions Corp., Class A	3.7
McAfee, Inc.	3.7
Amphenol Corp., Class A	3.7
FMC Technologies, Inc.	3.6
Ross Stores, Inc.	3.6
Expeditors International of Washington, Inc.	3.5
DENTSPLY International, Inc.	3.4
Family Dollar Stores, Inc.	3.4
BMC Software, Inc.	3.2
Total	35.8

Manager's Analysis (Continued)

PowerShares Dynamic Mid Cap Growth Portfolio (ticker: PWJ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Mid Cap Growth IntellidexSM Index	-37.36	-8.88	-1.06	-4.33
S&P Citigroup Mid Cap Growth Index	-31.32	-8.79	-2.23	-8.96
Russell Mid Cap Growth Index	-35.66	-11.16	-3.79	-14.89
Fund
NAV Return	-37.78	-9.44	-1.74	-7.03
Share Price Return	-37.86	-9.49	-1.80	-7.29

Fund Inception: March 3, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses during previous fiscal periods, absent which, performance during those fiscal periods would have been lower. While the Adviser has contractually agreed to waive and/or pay certain Fund expenses through August 31, 2010, the Fund is currently subject to recapture, which may result in an increased expense ratio. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.60%. In the Financial Highlights section of this Shareholder Report, the Fund's net total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 0.61%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Citigroup Mid Cap Growth Index and Russell Mid Cap Growth Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 258 and 548 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Dynamic Mid Cap Portfolio (ticker: PJG)

The PowerShares Dynamic Mid Cap Portfolio (the "Fund"), based on the Dynamic Mid Cap IntellidexSM Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund posted a -35.57% return for the reporting period, underperforming the S&P Mid Cap 400® Index which returned -31.84%. Materials, financials, industrials and utilities were the laggards for the reporting period as poor stock selection within these sectors contributed to the Fund's underperformance. Positive stock selection within consumer discretionary and consumer staples contributed positively to the Fund's performance.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Information Technology	22.0
Consumer Discretionary	21.7
Industrials	18.5
Financials	10.1
Health Care	9.7
Consumer Staples	8.6
Energy	4.9
Materials	3.0
Utilities	1.5
Money Market Fund	0.6
Other	(0.6)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Mid-Cap Growth	52.7
Mid-Cap Value	32.6
Small-Cap Growth	7.5
Small-Cap Value	4.4
Large-Cap Value	2.8

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Coach, Inc.	2.3
Pepsi Bottling Group (The), Inc.	2.2
Unum Group	2.1
Autodesk, Inc.	2.0
Polo Ralph Lauren Corp.	2.0
Cooper Industries Ltd., Class A	2.0
Coca-Cola Enterprises, Inc.	1.9
Bed Bath & Beyond, Inc.	1.9
Hospira, Inc.	1.8
Darden Restaurants, Inc.	1.8
Total	20.0

Manager's Analysis (Continued)

PowerShares Dynamic Mid Cap Portfolio (ticker: PJG)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Dynamic Mid Cap IntellidexSM Index	-35.26	-15.62	-33.60
S&P Mid Cap 400® Index	-31.84	-12.76	-28.10
Russell MidCap Index	-36.03	-16.38	-35.09
Fund
NAV Return	-35.57	-16.13	-34.56
Share Price Return	-35.63	-16.14	-34.58

Fund Inception: December 1, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.34%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.65% while the Fund's gross total operating expense ratio was 1.17%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Mid Cap 400® Index and Russell MidCap Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 400 and 796 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Dynamic Mid Cap Value Portfolio (ticker: PWP)

The PowerShares Dynamic Mid Cap Value Portfolio (the "Fund"), based on the Dynamic Mid Cap Value IntellidexSM Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund slightly underperformed even though value outperformed for the year. The Fund returned -32.71% while the S&P Citigroup Mid Cap Value Index returned -32.44%. Consumer staples, industrials, telecommunication services and information technology sectors provided the greatest positive performance. Stock selection within materials and consumer discretionary sectors contributed negatively to the Fund's performance.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Financials	23.6
Industrials	23.5
Consumer Discretionary	11.6
Consumer Staples	9.4
Health Care	7.6
Materials	6.6
Information Technology	5.4
Telecommunication Services	5.2
Energy	3.6
Utilities	3.4
Money Market Fund	0.2
Other	(0.1)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Mid-Cap Value	81.2
Small-Cap Value	12.9
Large-Cap Value	5.4
Mid-Cap Growth	0.5

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Pepsi Bottling Group (The), Inc.	4.2
Ameriprise Financial, Inc.	4.1
Unum Group	4.0
Rockwell Automation, Inc.	3.9
Cooper Industries Ltd., Class A	3.9
Coca-Cola Enterprises, Inc.	3.7
Garmin Ltd.	3.7
Hospira, Inc.	3.5
Parker Hannifin Corp.	3.4
Goodrich Corp.	3.3
Total	37.7

Manager's Analysis (Continued)

PowerShares Dynamic Mid Cap Value Portfolio (ticker: PWP)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Mid Cap Value IntellidexSM Index	-32.43	-11.64	-4.96	-19.07
S&P Citigroup Mid Cap Value Index	-32.44	-11.22	-3.38	-13.35
Russell Mid Cap Value Index	-36.76	-12.56	-4.95	-19.05
Fund
NAV Return	-32.71	-12.16	-5.63	-21.41
Share Price Return	-32.89	-12.24	-5.72	-21.73

Fund Inception: March 3, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.68%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 0.78%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Citigroup Mid Cap Value Index and Russell Mid Cap Value Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 285 and 483 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Dynamic Small Cap Growth Portfolio (ticker: PWT)

The PowerShares Dynamic Small Cap Growth Portfolio (the "Fund"), based on the Dynamic Small Cap Growth IntellidexSM Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund posted a -33.23% return during the reporting period, underperforming the S&P Citigroup Small Cap Growth Index which returned -30.97%. Poor stock selection in the consumer discretionary and financials sectors had the greatest adverse effect on the Fund's performance. Stock selection in telecommunication services, consumer staples and industrials sectors also hurt performance. Overallocation and poor stock selection within information technology contributed negatively to the Fund.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Information Technology	27.7
Health Care	24.4
Industrials	22.0
Energy	8.1
Consumer Discretionary	7.8
Financials	5.2
Consumer Staples	2.8
Telecommunication Services	2.0
Money Market Fund	0.1
Other	(0.1)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	96.1
Small-Cap Value	3.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
RPC, Inc.	3.7
Synaptics, Inc.	3.1
Allegiant Travel Co.	3.1
Syntel, Inc.	2.7
Hittite Microwave Corp.	2.7
Dionex Corp.	2.7
Arena Resources, Inc.	2.7
DynCorp International, Inc.	2.5
Blackboard, Inc.	2.5
SYKES Enterprises, Inc.	2.5
Total	28.2

Manager's Analysis (Continued)

PowerShares Dynamic Small Cap Growth Portfolio (ticker: PWT)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Small Cap Growth IntellidexSM Index	-32.60	-16.77	-7.90	-28.99
S&P Citigroup Small Cap Growth Index	-30.97	-11.26	-4.23	-16.49
Russell 2000® Growth Index	-30.36	-12.10	-4.29	-16.69
Fund
NAV Return	-33.23	-17.25	-8.40	-30.58
Share Price Return	-33.25	-17.29	-8.47	-30.78

Fund Inception: March 3, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.77%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 0.86%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Citigroup Small Cap Growth Index and Russell 2000® Growth Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 362 and 1,245 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Dynamic Small Cap Portfolio (ticker: PJM)

The PowerShares Dynamic Small Cap Portfolio (the "Fund"), based on the Dynamic Small Cap IntellidexSM Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund posted a -35.34% return during the reporting period. The S&P Small Cap Index returned -30.05%. Positive stock selection within the financial and information technology sectors contributed positively to the Fund's performance. Poor stock selection within the health care, industrials and energy sectors contributed to the Fund's underperformance.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Information Technology	25.3
Industrials	24.8
Financials	12.6
Health Care	12.6
Consumer Discretionary	12.1
Energy	4.9
Consumer Staples	2.9
Telecommunication Services	2.0
Materials	1.9
Utilities	0.9
Money Market Fund	0.6
Other	(0.6)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	62.1
Small-Cap Value	37.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
RPC, Inc.	1.7
3Com Corp.	1.7
Polaris Industries, Inc.	1.7
Arris Group, Inc.	1.7
Digital River, Inc.	1.5
Fossil, Inc.	1.5
WESCO International, Inc.	1.5
Synaptics, Inc.	1.5
RSC Holdings, Inc.	1.5
Allegiant Travel Co.	1.4
Total	15.7

Manager's Analysis (Continued)

PowerShares Dynamic Small Cap Portfolio (ticker: PJM)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Dynamic Small Cap IntellidexSM Index	-34.79	-18.09	-38.20
S&P Small Cap Index	-30.05	-15.21	-32.89
Russell 2000® Index	-30.74	-16.75	-35.79
Fund
NAV Return	-35.34	-18.77	-39.42
Share Price Return	-35.41	-18.83	-39.54

Fund Inception: December 1, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.96%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.65% while the Fund's gross total operating expense ratio was 1.35%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Small Cap Index and Russell 2000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 600 and 2,000 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Dynamic Small Cap Value Portfolio (ticker: PWY)

The PowerShares Dynamic Small Cap Value Portfolio (the "Fund"), based on the Dynamic Small Cap Value IntellidexSM Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund posted a -33.69% return over the reporting period. The S&P Citigroup Small Cap Value Index returned -29.46% for the same period. Stock selection within financials provided a positive contribution to the Fund's performance. Conversely, stock selection within industrials and an overallocation combined with poor stock selection in the energy sector contributed to the Fund's underperformance.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Information Technology	26.8
Financials	25.2
Industrials	20.6
Consumer Discretionary	15.5
Materials	4.1
Utilities	3.6
Energy	2.0
Telecommunication Services	0.8
Consumer Staples	0.7
Health Care	0.7
Money Market Fund	0.1
Other	(0.1)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Value	74.8
Small-Cap Growth	25.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Meredith Corp.	3.5
3Com Corp.	3.3
Arris Group, Inc.	3.2
Digital River, Inc.	2.9
Fossil, Inc.	2.9
WESCO International, Inc.	2.8
Carpenter Technology Corp.	2.7
Skyworks Solutions, Inc.	2.5
Hancock Holding Co.	2.4
CNA Surety Corp.	2.4
Total	28.6

Manager's Analysis (Continued)

PowerShares Dynamic Small Cap Value Portfolio (ticker: PWY)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Small Cap Value IntellidexSM Index	-33.26	-13.17	-6.64	-24.87
S&P Citigroup Small Cap Value Index	-29.46	-12.54	-4.73	-18.28
Russell 2000® Value Index	-31.37	-13.47	-5.57	-21.26
Fund
NAV Return	-33.69	-13.74	-7.29	-27.00
Share Price Return	-33.78	-13.78	-7.36	-27.24

Fund Inception: March 3, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.67%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 0.73%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Citigroup Small Cap Value Index and Russell 2000® Value Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 467 and 1,279 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares FTSE NASDAQ Small Cap Portfolio (ticker: PQSC)

The PowerShares FTSE NASDAQ Small Cap Portfolio (the "Fund"), based on the FTSE NASDAQ Small Cap Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of this Index. The Index is designed to track the performance of the smallest 10% of companies in the FTSE NASDAQ Index. Eligible securities include common stock, american depositary receipts and real estate investment trusts. The Index is a free float-adjusted market capitalization weighted index, adjusted on an annual basis.

For the year ended April 30, 2009, the Fund returned -33.53%. For the same period, the S&P Small Cap Index returned -30.05%.

For the year ended April 30, 2009, none of the ten sectors represented in the Fund generated positive returns. Slight overexposure in the telecommunication services sector made the largest negative contribution to the performance of the Fund. However, stock selection in health care and materials and an overexposure to the information technology sector all made a positive contribution to the performance of the Fund.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Information Technology	26.2
Health Care	19.4
Financials	16.0
Industrials	14.8
Consumer Discretionary	12.2
Consumer Staples	3.4
Energy	3.0
Materials	2.1
Telecommunication Services	2.1
Utilities	0.3
Other	0.5

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	68.6
Small-Cap Value	27.7
Mid-Cap Growth	2.3
Mid-Cap Value	0.7
Large-Cap Growth	0.4
Large-Cap Value	0.3

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Dendreon Corp.	1.0
Palm, Inc.	0.7
DryShips, Inc. (Greece)	0.6
American Superconductor Corp.	0.5
Tower Group, Inc.	0.5
Cybersource Corp.	0.5
Seattle Genetics, Inc.	0.4
AsiaInfo Holdings, Inc.	0.4
TiVo, Inc.	0.4
Healthcare Services Group, Inc.	0.4
Total	5.4

Manager's Analysis (Continued)

PowerShares FTSE NASDAQ Small Cap Portfolio (ticker: PQSC)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
FTSE NASDAQ Small Cap Index	-34.31	-32.75	-34.69
Russell 2000® Index	-30.74	-26.01	-27.84
S&P Small Cap Index	-30.05	-25.44	-27.25
Fund
NAV Return	-33.53	-31.95	-33.86
Share Price Return	-33.58	-32.10	-34.02

Fund Inception: April 3, 2008

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.70% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Russell 2000® Index and S&P Small Cap Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 2,000 and 600 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Zacks Micro Cap Portfolio (ticker: PZI)

The PowerShares Zacks Micro Cap Portfolio (the "Fund"), based on the Zacks Micro Cap Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index. The Index is designed to identify a group of micro cap stocks with the greatest potential to outperform passive benchmark micro cap indices and other actively managed U.S. micro cap strategies.

The Fund returned -39.70% for the reporting period, underperforming the S&P 500® Index which was down -35.29%.

For the year ended April 30, 2009, none of the ten sectors represented in the Fund generated positive returns. While micro cap stocks were generally more negatively affected by the current economic environment, an increased exposure to the financial sector also contributed to the negative Fund performance. Conversely, stock selection did contribute in a positive way to Fund performance.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Financials	26.4
Information Technology	18.8
Industrials	15.7
Consumer Discretionary	14.8
Health Care	10.4
Energy	4.8
Consumer Staples	4.3
Materials	3.2
Utilities	1.1
Telecommunication Services	0.9
Money Market Fund	0.0
Other	(0.4)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Value	51.0
Small-Cap Growth	49.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Jones Apparel Group, Inc.	0.5
Encore Capital Group, Inc.	0.4
Meritage Homes Corp.	0.4
Exide Technologies	0.4
Navios Maritime Holdings, Inc. (Greece)	0.4
Pinnacle Entertainment, Inc.	0.4
Skechers U.S.A., Inc., Class A	0.4
Spherion Corp.	0.4
Medifast, Inc.	0.3
Methode Electronics, Inc.	0.3
Total	3.9

Manager's Analysis (Continued)

PowerShares Zacks Micro Cap Portfolio (ticker: PZI)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Zacks Micro Cap Index	-40.42	-22.49	-14.92	-44.99
S&P 500® Index	-35.29	-10.76	-6.80	-22.76
Russell Micro Cap Index	-33.79	-17.60	-11.24	-35.42
Dow Jones Micro Cap Index	-30.23	-13.95	-8.04	-26.45
Fund
NAV Return	-39.70	-22.01	-14.48	-43.93
Share Price Return	-39.66	-22.01	-14.51	-44.01

Fund Inception: August 18, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.71%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.70% while the Fund's gross total operating expense ratio was 0.86%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index, Russell Micro Cap Index and Dow Jones Micro Cap Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 500, 1,000 and 250 common stocks, respectively. The Russell Micro Cap Index and the Dow Jones Micro Cap Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Manager's Analysis

PowerShares Zacks Small Cap Portfolio (ticker: PZJ)

The PowerShares Zacks Small Cap Portfolio (the "Fund"), based on the Zacks Small Cap Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index. The Index is designed to identify a group of small cap stocks with the greatest potential to outperform passive benchmark small cap indices and other actively managed U.S. small cap strategies. The Fund is rebalanced and reconstituted quarterly.

The Fund returned -37.56%, underperforming the S&P Small Cap 600 Index which was down -30.05%. The Fund's underperformance was due to its focus in small cap whereas the S&P Small Cap 600 Index had some mid cap exposure. Sector allocation had little impact on the Fund's performance. Stock selection within the small cap value allocation and in particular the consumer discretionary, industrials and energy sectors negatively impacted Fund performance. However, an underweight position and superior stock selection in the financial sector positively impacted the performance of the Fund.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Industrials	24.4
Financials	17.1
Information Technology	16.6
Consumer Discretionary	13.1
Health Care	9.9
Energy	8.3
Materials	4.6
Consumer Staples	2.9
Utilities	2.0
Telecommunication Services	0.6
Money Market Fund	0.7
Other	(0.2)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	54.2
Small-Cap Value	45.6
Mid-Cap Value	0.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Citi Trends, Inc.	0.9
Shutterfly, Inc.	0.7
Green Mountain Coffee Roasters, Inc.	0.7
Oriental Financial Group, Inc.	0.7
Matrix Service Co.	0.7
America's Car-Mart, Inc.	0.7
Buckle (The), Inc.	0.7
Dress Barn, Inc.	0.6
Fossil, Inc.	0.6
Penson Worldwide, Inc.	0.6
Total	6.9

Manager's Analysis (Continued)

PowerShares Zacks Small Cap Portfolio (ticker: PZJ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Zacks Small Cap Index	-37.75	-18.30	-15.91	-42.57
S&P Small Cap 600® Index	-30.05	-11.85	-9.92	-28.16
Russell 2000® Index	-30.74	-12.72	-10.77	-30.29
Fund
NAV Return	-37.56	-18.12	-15.74	-42.19
Share Price Return	-37.84	-18.26	-15.90	-42.53

Fund Inception: February 16, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.83%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.70% while the Fund's gross total operating expense ratio was 1.09%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Small Cap 600® Index and Russell 2000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 600 and 2,000 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

Frequency Distribution of Discounts & Premiums

Since Inception through April 30, 2009

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Days	0-24	25-49	50-99	100-149	150-199	200+
PGZ	PowerShares Dynamic Aggressive Growth Portfolio	12/20/06	593	205	24	6	0	0	0
PVM	PowerShares Dynamic Deep Value Portfolio	12/20/06	593	248	19	12	2	0	0
PWB	PowerShares Dynamic Large Cap Growth Portfolio	03/03/05	1048	565	34	3	1	0	0
PJF	PowerShares Dynamic Large Cap Portfolio	12/01/06	606	224	14	4	1	1	0
PWV	PowerShares Dynamic Large Cap Value Portfolio	03/03/05	1048	598	32	11	1	0	1
PWJ	PowerShares Dynamic Mid Cap Growth Portfolio	03/03/05	1048	496	19	6	0	0	0
PJG	PowerShares Dynamic Mid Cap Portfolio	12/01/06	606	251	24	1	1	1	0
PWP	PowerShares Dynamic Mid Cap Value Portfolio	03/03/05	1048	460	21	5	1	0	2
PWT	PowerShares Dynamic Small Cap Growth Portfolio	03/03/05	1048	482	47	6	4	0	2
PJM	PowerShares Dynamic Small Cap Portfolio	12/01/06	606	232	25	5	1	0	0
PWY	PowerShares Dynamic Small Cap Value Portfolio	03/03/05	1048	507	43	10	1	1	0
PQSC	PowerShares FTSE NASDAQ Small Cap Portfolio	04/03/08	272	114	12	4	0	0	1
PZI	PowerShares Zacks Micro Cap Portfolio	08/18/05	931	330	49	13	0	1	0
PZJ	PowerShares Zacks Small Cap Portfolio	02/16/06	805	370	21	5	1	0	0

	Closing Prices Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
PGZ	335	23	0	0	0	0
PVM	296	10	3	3	0	0
PWB	424	18	3	0	0	0
PJF	354	6	2	0	0	0
PWV	386	13	6	0	0	0
PWJ	512	13	2	0	0	0
PJG	319	8	1	0	0	0
PWP	541	14	4	0	0	0
PWT	460	42	4	1	0	0
PJM	314	24	3	2	0	0
PWY	438	39	7	1	1	0
PQSC	126	15	0	0	0	0
PZI	489	42	7	0	0	0
PZJ	384	20	3	1	0	0

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2009.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Dynamic Aggressive Growth Portfolio Actual	$1,000.00	$873.76	0.63%	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Deep Value Portfolio Actual	$1,000.00	$951.57	0.64%	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	0.64%	$3.21
PowerShares Dynamic Large Cap Growth Portfolio Actual	$1,000.00	$920.66	0.60%	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
PowerShares Dynamic Large Cap Portfolio Actual	$1,000.00	$926.17	0.65%	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Large Cap Value Portfolio Actual	$1,000.00	$940.34	0.63%	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16

Fees and Expenses (Continued)

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Dynamic Mid Cap Growth Portfolio Actual	$1,000.00	$959.86	0.63%	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Mid Cap Portfolio Actual	$1,000.00	$1,007.08	0.65%	$3.23
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Mid Cap Value Portfolio Actual	$1,000.00	$1,033.92	0.63%	$3.18
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Small Cap Growth Portfolio Actual	$1,000.00	$885.97	0.63%	$2.95
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Small Cap Portfolio Actual	$1,000.00	$862.51	0.65%	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Small Cap Value Portfolio Actual	$1,000.00	$889.83	0.63%	$2.95
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares FTSE NASDAQ Small Cap Portfolio Actual	$1,000.00	$935.59	0.70%	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
PowerShares Zacks Micro Cap Portfolio Actual	$1,000.00	$827.37	0.70%	$3.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
PowerShares Zacks Small Cap Portfolio Actual	$1,000.00	$892.98	0.70%	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2009. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period; then multiplying the result by 181 and then dividing the result by 365. Expense ratios for the most recent half-year differ from expenses ratios based on annualized data in the Financial Highlights.

Schedule of Investments

PowerShares Dynamic Aggressive Growth Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.1%
	Consumer Discretionary—18.6%
869	Amazon.com, Inc.*	$69,972
776	Apollo Group, Inc., Class A*	48,849
3,026	Bally Technologies, Inc.*	79,221
1,823	Buffalo Wild Wings, Inc.*	71,170
1,014	Capella Education Co.*	52,099
2,281	Career Education Corp.*	50,273
2,856	Corinthian Colleges, Inc.*	43,982
1,450	Dollar Tree, Inc.*	61,393
6,635	FGX International Holdings Ltd.*	76,435
2,841	Fuel Systems Solutions, Inc.*	43,382
6,337	Hot Topic, Inc.*	77,565
2,488	Interactive Data Corp.	55,930
496	ITT Educational Services, Inc.*	49,982
3,924	Lincoln Educational Services Corp.*	65,099
2,176	Marvel Entertainment, Inc.*	64,932
1,557	NetFlix, Inc.*	70,548
1,278	Panera Bread Co., Class A*	71,581
4,083	PetMed Express, Inc.*	66,390
331	Strayer Education, Inc.	62,695
		1,181,498
	Consumer Staples—2.9%
887	Chattem, Inc.*	48,705
1,150	Church & Dwight Co., Inc.	62,572
1,691	Hansen Natural Corp.*	68,925
		180,202
	Financials—3.7%
3,335	Brown & Brown, Inc.	64,899
7,079	Crawford & Co., Class B*	42,120
3,289	Life Partners Holdings, Inc.	61,570
11,034	Nelnet, Inc., Class A*	66,535
		235,124
	Health Care—27.0%
6,863	Alliance Healthcare Services, Inc.*	54,012
5,437	American Medical Systems Holdings, Inc.*	67,256
701	C.R. Bard, Inc.	50,213
858	Cephalon, Inc.*	56,293
1,538	Cerner Corp.*	82,743
2,103	Computer Programs & Systems, Inc.	73,584
3,960	Cubist Pharmaceuticals, Inc.*	65,736
4,184	Cyberonics, Inc.*	55,396
1,202	Dionex Corp.*	75,725
1,012	Edwards Lifesciences Corp.*	64,141
1,838	Emergency Medical Services Corp., Class A*	64,036
10,637	Enzon Pharmaceuticals, Inc.*	61,163
1,118	Express Scripts, Inc.*	71,518
1,856	Genoptix, Inc.*	53,972
1,387	Gen-Probe, Inc.*	66,798
3,247	Gentiva Health Services, Inc.*	51,725
1,256	Gilead Sciences, Inc.*	57,525

Number of Shares		Value
	Common Stocks (Continued)
1,055	Haemonetics Corp.*	$54,470
1,785	ICU Medical, Inc.*	67,116
2,507	Immucor, Inc.*	40,839
5,917	IRIS International, Inc.*	66,093
2,823	LHC Group, Inc.*	64,421
12,368	NPS Pharmaceuticals, Inc.*	42,793
1,651	OSI Pharmaceuticals, Inc.*	55,424
9,587	PDL BioPharma, Inc.	68,547
11,579	Questcor Pharmaceuticals, Inc.*	52,106
1,526	ResMed, Inc.*	58,675
4,509	Synovis Life Technologies, Inc.*	68,447
		1,710,767
	Industrials—13.0%
3,626	AAON, Inc.	70,634
1,639	Allegiant Travel Co.*	85,294
927	American Science & Engineering, Inc.	55,861
13,179	GT Solar International, Inc.*	93,438
2,308	HEICO Corp.	66,263
3,398	Marten Transport Ltd.*	70,475
1,839	MSC Industrial Direct Co., Class A	75,123
4,092	Resources Connection, Inc.*	79,999
3,562	Rollins, Inc.	64,116
1,814	Stanley, Inc.*	46,765
1,173	Stericycle, Inc.*	55,225
2,512	Tetra Tech, Inc.*	61,695
		824,888
	Information Technology—34.0%
631	Apple, Inc.*	79,399
25,812	Art Technology Group, Inc.*	81,050
10,344	BigBand Networks, Inc.*	60,616
5,410	Cogent, Inc.*	61,349
1,489	Comtech Telecommunications Corp.*	49,837
2,007	Dolby Laboratories, Inc., Class A*	80,541
2,803	EMS Technologies, Inc.*	53,397
1,460	Factset Research Systems, Inc.	78,241
2,757	FLIR Systems, Inc.*	61,150
7,105	Genpact Ltd.*	63,661
1,835	Global Payments, Inc.	58,830
10,344	Harmonic, Inc.*	75,822
2,040	Hittite Microwave Corp.*	75,806
3,769	IAC/InterActive Corp.*	60,379
1,915	InterDigital, Inc.*	50,403
9,603	LoopNet, Inc.*	82,489
1,078	Mantech International Corp., Class A*	39,013
356	Mastercard, Inc., Class A	65,308
2,069	NCI, Inc., Class A*	50,401
2,550	Paychex, Inc.	68,876
4,111	Red Hat, Inc.*	70,997
7,079	RightNow Technologies, Inc.*	53,446
9,872	S1 Corp.*	61,206
2,976	SAIC, Inc.*	53,866

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Dynamic Aggressive Growth Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
14,693	Sapient Corp.*	$75,375
2,706	Solera Holdings, Inc.*	61,751
2,698	Supertex, Inc.*	69,393
2,712	Synaptics, Inc.*	88,085
2,766	Syntel, Inc.	76,674
6,821	TeleCommunication Systems, Inc., Class A*	66,914
7,937	TiVo, Inc.*	59,528
5,125	Ultratech, Inc.*	69,290
7,453	Wind River Systems, Inc.*	54,630
		2,157,723
	Telecommunication Services—0.9%
7,688	Global Crossing Ltd.*	55,815
	Total Common Stocks (Cost $6,302,170)	6,346,017
	Money Market Fund—0.4%
28,027	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $28,027)	28,027
	Total Investments (Cost $6,330,197)—100.5%	6,374,044
	Liabilities in excess of other assets—(0.5%)	(33,001)
	Net Assets—100.0%	$6,341,043

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Dynamic Deep Value Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—14.1%
9,287	Cabela's, Inc.*	$118,966
2,883	Columbia Sportswear Co.	88,566
7,247	Gap (The), Inc.	112,618
5,468	Genesco, Inc.*	124,561
3,416	Hasbro, Inc.	91,071
7,788	Helen of Troy Ltd.*	124,219
4,045	International Speedway Corp., Class A	95,786
10,168	Ltd Brands, Inc.	116,119
7,321	Men's Wearhouse (The), Inc.	136,463
3,254	Omnicom Group, Inc.	102,403
6,206	Regis Corp.	118,783
4,463	Rent-A-Center, Inc.*	85,913
15,990	Ticketmaster Entertainment, Inc.*	84,107
		1,399,575
	Consumer Staples—8.3%
5,064	Altria Group, Inc.	82,695
6,811	Coca-Cola Enterprises, Inc.	116,195
5,185	ConAgra Foods, Inc.	91,775
5,992	Constellation Brands, Inc., Class A*	69,447
10,936	Del Monte Foods Co.	82,567
4,708	PepsiAmericas, Inc.	115,676
14,295	Prestige Brands Holdings, Inc.*	92,346
2,329	Reynolds American, Inc.	88,455
4,227	Safeway, Inc.	83,483
		822,639
	Energy—3.6%
12,392	Basic Energy Services, Inc.*	126,398
8,086	BJ Services Co.	112,315
5,928	Superior Energy Services, Inc.*	113,877
		352,590
	Financials—20.0%
2,142	ACE Ltd.	99,217
5,025	American Financial Group, Inc.	88,340
1,845	American Physicians Capital, Inc.	76,863
5,393	Amerisafe, Inc.*	82,836
1,448	Arch Capital Group Ltd.*	83,665
2,760	Argo Group International Holdings Ltd. (Bermuda)*	77,252
3,588	Aspen Insurance Holdings Ltd. (Bermuda)	84,605
2,440	Bank of Hawaii Corp.	85,742
2,003	Chubb (The) Corp.	78,017
3,807	Cincinnati Financial Corp.	91,178
12,861	Dollar Financial Corp.*	129,896
8,145	Employers Holdings, Inc.	67,929
2,108	FPIC Insurance Group, Inc.*	64,378
2,627	Harleysville Group, Inc.	75,973
3,562	HCC Insurance Holdings, Inc.	85,203
10,168	Horace Mann Educators Corp.	89,275
2,201	Infinity Property & Casualty Corp.	77,563

Number of Shares		Value
	Common Stocks (Continued)
3,077	IPC Holdings Ltd.	$80,125
4,236	MetLife, Inc.	126,021
14,643	TradeStation Group, Inc.*	118,755
2,163	Travelers (The) Cos., Inc.	88,986
7,681	Unum Group	125,508
		1,977,327
	Health Care—5.7%
12,011	AMN Healthcare Services, Inc.*	82,756
3,370	Hospira, Inc.*	110,772
3,720	LifePoint Hospitals, Inc.*	96,162
3,231	Merck & Co., Inc.	78,319
4,175	Molina Healthcare, Inc.*	90,389
6,394	Res-Care, Inc.*	102,432
		560,830
	Industrials—26.2%
3,063	A.O. Smith Corp.	95,229
3,412	Acuity Brands, Inc.	98,061
23,411	American Commercial Lines, Inc.*	116,587
3,517	CIRCOR International, Inc.	90,492
3,708	Cooper Industries Ltd., Class A	121,585
10,129	Deluxe Corp.	146,871
7,294	EnerSys*	124,363
12,372	Federal Signal Corp.	96,130
1,549	Flowserve Corp.	105,177
1,784	General Dynamics Corp.	92,179
11,920	Gibraltar Industries, Inc.	79,864
15,213	H&E Equipment Services, Inc.*	114,554
7,757	Herman Miller, Inc.	115,347
2,914	Honeywell International, Inc.	90,946
35,064	Interface, Inc., Class A	203,020
8,069	John Bean Technologies Corp.	88,920
11,847	Knoll, Inc.	83,877
3,659	LB Foster Co., Class A*	119,832
7,636	SkyWest, Inc.	91,937
19,403	Steelcase, Inc., Class A	87,896
3,413	Teledyne Technologies, Inc.*	108,977
3,413	Thomas & Betts Corp.*	106,213
1,915	United Technologies Corp.	93,529
4,710	WESCO International, Inc.*	122,460
		2,594,046
	Information Technology—10.1%
3,941	Black Box Corp.	107,865
12,673	Cogo Group, Inc.*	103,665
2,251	Computer Sciences Corp.*	83,197
13,231	Compuware Corp.*	98,968
2,658	DST Systems, Inc.*	96,140
12,412	EarthLink, Inc.*	94,083
7,141	Fair Isaac Corp.	120,111
850	International Business Machines Corp.	87,729

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Dynamic Deep Value Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
8,061	JDA Software Group, Inc.*	$113,741
4,562	Lexmark International, Inc., Class A*	89,506
		995,005
	Materials—8.4%
1,941	Ball Corp.	73,215
4,211	Bemis Co., Inc.	101,232
12,491	Bway Holding Co.*	116,416
3,709	Crown Holdings, Inc.*	81,783
7,490	Olin Corp.	94,374
4,939	Pactiv Corp.*	107,967
5,472	A. Schulman, Inc.	85,856
1,594	Silgan Holdings, Inc.	74,105
4,058	Sonoco Products Co.	99,056
		834,004
	Telecommunication Services—1.9%
3,750	Atlantic Tele-Network, Inc.	82,800
9,424	USA Mobility, Inc.	104,795
		187,595
	Utilities—1.7%
4,762	Portland General Electric Co.	87,001
2,865	Public Service Enterprise Group, Inc.	85,492
		172,493
	Total Common Stocks (Cost $8,451,459)	9,896,104
	Money Market Fund—1.3%
133,683	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $133,683)	133,683
	Total Investments (Cost $8,585,142)—101.3%	10,029,787
	Liabilities in excess of other assets—(1.3%)	(130,525)
	Net Assets—100.0%	$9,899,262

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Dynamic Large Cap Growth Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—15.4%
54,156	Amazon.com, Inc.*	$4,360,641
48,398	Apollo Group, Inc., Class A*	3,046,654
626,888	Comcast Corp., Class A	9,691,688
99,853	Kohl's Corp.*	4,528,334
156,693	McDonald's Corp.	8,350,170
84,487	NIKE, Inc., Class B	4,433,033
157,556	TJX Cos., Inc.	4,406,841
133,514	Yum! Brands, Inc.	4,452,692
		43,270,053
	Consumer Staples—9.1%
199,474	Avon Products, Inc.	4,540,028
81,639	Brown-Forman Corp., Class B	3,796,214
58,303	Colgate-Palmolive Co.	3,439,877
318,073	CVS Caremark Corp.	10,108,360
104,148	Hershey (The) Co.	3,763,909
		25,648,388
	Energy—1.6%
100,396	Anadarko Petroleum Corp.	4,323,052
	Financials—2.9%
63,165	Northern Trust Corp.	3,433,649
295,601	TD Ameritrade Holding Corp.*	4,703,012
		8,136,661
	Health Care—27.8%
172,945	Abbott Laboratories	7,237,748
167,324	Amgen, Inc.*	8,110,194
160,817	Baxter International, Inc.	7,799,625
56,695	Becton Dickinson & Co.	3,428,914
76,212	Biogen Idec, Inc.*	3,684,088
444,711	Bristol-Myers Squibb Co.	8,538,451
43,719	C.R. Bard, Inc.	3,131,592
69,757	Express Scripts, Inc.*	4,462,355
182,750	Gilead Sciences, Inc.*	8,369,950
86,467	Medco Health Solutions, Inc.*	3,765,638
276,688	Medtronic, Inc.	8,854,016
76,562	Quest Diagnostics, Inc.	3,929,927
105,812	St. Jude Medical, Inc.*	3,546,818
96,767	Thermo Fisher Scientific, Inc.*	3,394,586
		78,253,902
	Industrials—5.9%
69,125	Danaher Corp.	4,039,665
81,204	FedEx Corp.	4,544,176
105,526	Fluor Corp.	3,996,270
93,942	ITT Corp.	3,852,561
		16,432,672
	Information Technology—34.1%
210,105	Adobe Systems, Inc.*	5,746,372
91,671	Apple, Inc.*	11,534,961

Number of Shares		Value
	Common Stocks (Continued)
102,744	Automatic Data Processing, Inc.	$3,616,589
207,008	CA, Inc.	3,570,888
334,168	EMC Corp.*	4,187,125
24,221	Google, Inc., Class A*	9,590,789
642,633	Intel Corp.	10,140,749
153,961	Intuit, Inc.*	3,561,118
246,923	Juniper Networks, Inc.*	5,345,883
22,204	Mastercard, Inc., Class A	4,073,324
526,842	Oracle Corp.*	10,189,124
159,056	Paychex, Inc.	4,296,103
244,906	QUALCOMM, Inc.	10,364,422
244,514	Texas Instruments, Inc.	4,415,923
314,406	Western Union (The) Co.	5,266,301
		95,899,671
	Materials—3.2%
107,345	Monsanto Co.	9,112,517
	Total Investments (Cost $293,147,614)—100.0%	281,076,916
	Other assets less liabilities—0.0%	95,525
	Net Assets—100.0%	$281,172,441

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Dynamic Large Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—12.2%
3,231	Amazon.com, Inc.*	$260,160
2,894	Apollo Group, Inc., Class A*	182,177
10,700	Carnival Corp.	287,616
37,484	Comcast Corp., Class A	579,503
19,444	Gap (The), Inc.	302,160
23,434	Home Depot, Inc.	616,782
5,956	Kohl's Corp.*	270,105
9,369	McDonald's Corp.	499,274
5,040	NIKE, Inc., Class B	264,449
8,731	Omnicom Group, Inc.	274,765
9,421	TJX Cos., Inc.	263,505
7,983	Yum! Brands, Inc.	266,233
		4,066,729
	Consumer Staples—14.0%
13,588	Altria Group, Inc.	221,892
7,852	Archer-Daniels-Midland Co.	193,316
4,882	Brown-Forman Corp., Class B	227,013
7,837	Campbell Soup Co.	201,568
11,984	Coca-Cola (The) Co.	515,911
3,486	Colgate-Palmolive Co.	205,674
13,880	ConAgra Foods, Inc.	245,676
3,988	General Mills, Inc.	202,152
6,212	Hershey (The) Co.	224,502
5,390	Kellogg Co.	226,973
21,490	Kraft Foods, Inc., Class A	502,866
10,163	Procter & Gamble (The) Co.	502,459
6,232	Reynolds American, Inc.	236,691
11,314	Safeway, Inc.	223,452
9,758	Sysco Corp.	227,654
9,941	Wal-Mart Stores, Inc.	501,026
		4,658,825
	Energy—4.6%
6,003	Anadarko Petroleum Corp.	258,489
8,063	Chevron Corp.	532,964
12,834	Halliburton Co.	259,503
7,831	National Oilwell Varco, Inc.*	237,123
8,532	Noble Corp.	233,180
		1,521,259
	Financials—6.4%
5,734	ACE Ltd.	265,599
12,518	Aflac, Inc.	361,644
5,473	AON Corp.	230,961
5,374	Chubb (The) Corp.	209,317
11,365	MetLife, Inc.	338,109
3,769	Northern Trust Corp	204,883
17,674	TD Ameritrade Holding Corp.*	281,194
5,791	Travelers (The) Cos., Inc.	238,242
		2,129,949

Number of Shares		Value
	Common Stocks (Continued)
	Health Care—20.9%
10,340	Abbott Laboratories	$432,729
10,005	Amgen, Inc.*	484,942
9,615	Baxter International, Inc.	466,328
3,382	Becton Dickinson & Co.	204,543
26,590	Bristol-Myers Squibb Co.	510,528
2,613	C.R. Bard, Inc.	187,169
6,465	Cardinal Health, Inc.	218,452
6,625	Covidien Ltd.	218,493
4,171	Express Scripts, Inc.*	266,819
9,785	Forest Laboratories, Inc.*	212,237
10,927	Gilead Sciences, Inc.*	500,457
8,864	Humana, Inc.*	255,106
9,790	Johnson & Johnson	512,604
5,122	McKesson Corp.	189,514
16,544	Medtronic, Inc.	529,408
20,229	Merck & Co., Inc.	490,351
39,766	Pfizer, Inc.	531,273
4,578	Quest Diagnostics, Inc.	234,989
11,992	Wyeth	508,461
		6,954,403
	Industrials—14.8%
10,768	3M Co.	620,237
8,482	CSX Corp.	250,982
4,124	Danaher Corp.	241,007
7,825	Emerson Electric Co.	266,363
4,844	FedEx Corp.	271,070
6,295	Fluor Corp.	238,392
4,788	General Dynamics Corp.	247,396
7,819	Honeywell International, Inc.	244,031
7,530	Illinois Tool Works, Inc.	246,984
5,617	ITT Corp.	230,353
3,101	L-3 Communications Holdings, Inc.	236,141
3,316	Lockheed Martin Corp.	260,405
6,598	Norfolk Southern Corp.	235,417
5,249	Raytheon Co.	237,412
10,464	Tyco International, Ltd.	248,625
5,579	Union Pacific Corp.	274,152
11,989	United Technologies Corp.	585,543
		4,934,510
	Information Technology—20.5%
7,187	Accenture Ltd., Class A (Bermuda)	211,513
12,562	Adobe Systems, Inc.*	343,571
5,481	Apple, Inc.*	689,673
6,130	Automatic Data Processing, Inc.	215,776
12,378	CA, Inc.	213,521
33,599	Cisco Systems, Inc.*	649,133
19,935	EMC Corp.*	249,786
16,863	Hewlett-Packard Co.	606,731
38,424	Intel Corp.	606,331
5,319	International Business Machines Corp.	548,974

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Dynamic Large Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
9,185	Intuit, Inc.*	$212,449
1,325	Mastercard, Inc., Class A	243,071
30,312	Microsoft Corp.	614,121
31,501	Oracle Corp.*	609,229
9,510	Paychex, Inc.	256,865
15,170	Symantec Corp.*	261,683
18,755	Western Union (The) Co.	314,146
		6,846,573
	Materials—1.6%
6,419	Monsanto Co.	544,909
	Telecommunication Services—3.1%
20,594	AT&T, Inc.	527,618
17,158	Verizon Communications, Inc.	520,574
		1,048,192
	Utilities—1.9%
4,433	Exelon Corp.	204,494
4,929	FirstEnergy Corp.	201,596
7,687	Public Service Enterprise Group, Inc.	229,380
		635,470
	Total Common Stocks (Cost $35,607,669)	33,340,819
	Money Market Fund—0.0%
8,610	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $8,610)	8,610
	Total Investments (Cost $35,616,279)—100.0%	33,349,429
	Other assets less liabilities—0.0%	5,489
	Net Assets—100.0%	$33,354,918

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Dynamic Large Cap Value Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—16.1%
164,953	Carnival Corp.	$4,433,937
299,027	Gap (The), Inc.	4,646,880
360,389	Home Depot, Inc.	9,485,438
134,270	Omnicom Group, Inc.	4,225,477
445,081	Time Warner, Inc.	9,716,118
448,928	Walt Disney (The) Co.	9,831,523
		42,339,373
	Consumer Staples—9.8%
487,598	Altria Group, Inc.	7,962,475
213,960	ConAgra Foods, Inc.	3,787,092
98,759	H.J. Heinz Co.	3,399,285
68,490	Kimberly-Clark Corp.	3,365,599
96,085	Reynolds American, Inc.	3,649,308
174,405	Safeway, Inc.	3,444,499
		25,608,258
	Energy—9.2%
124,007	Chevron Corp.	8,196,863
201,566	ConocoPhillips	8,264,206
197,825	Halliburton Co.	4,000,022
53,982	Transocean Ltd.*	3,642,705
		24,103,796
	Financials—16.8%
88,374	ACE Ltd.	4,093,484
192,513	Aflac, Inc.	5,561,701
84,376	AON Corp.	3,560,667
82,645	Chubb (The) Corp.	3,219,023
82,658	Goldman Sachs Group (The), Inc.	10,621,553
162,543	Loews Corp.	4,045,695
174,783	MetLife, Inc.	5,199,794
278,868	Progressive Corp. (The)	4,261,103
89,253	Travelers (The) Cos., Inc.	3,671,868
		44,234,888
	Health Care—17.2%
135,169	Aetna, Inc.	2,975,070
256,246	Eli Lilly & Co.	8,435,617
150,490	Forest Laboratories, Inc.*	3,264,128
78,657	McKesson Corp.	2,910,309
311,094	Merck & Co., Inc.	7,540,919
611,577	Pfizer, Inc.	8,170,669
95,121	WellPoint, Inc.*	4,067,374
184,431	Wyeth	7,819,874
		45,183,960
	Industrials—12.0%
130,734	CSX Corp.	3,868,419
73,630	General Dynamics Corp.	3,804,462
120,258	Honeywell International, Inc.	3,753,252
116,062	Illinois Tool Works, Inc.	3,806,834
47,693	L-3 Communications Holdings, Inc.	3,631,822

Number of Shares		Value
	Common Stocks (Continued)
101,719	Norfolk Southern Corp.	$3,629,334
184,387	United Technologies Corp.	9,005,461
		31,499,584
	Information Technology—6.4%
378,255	Dell, Inc.*	4,395,323
81,804	International Business Machines Corp.	8,442,991
233,296	Symantec Corp.*	4,024,356
		16,862,670
	Telecommunication Services—6.1%
316,723	AT&T, Inc.	8,114,443
263,880	Verizon Communications, Inc.	8,006,119
		16,120,562
	Utilities—6.4%
75,811	FirstEnergy Corp.	3,100,670
84,419	PG&E Corp.	3,133,633
118,230	Public Service Enterprise Group, Inc.	3,527,983
77,615	Sempra Energy	3,571,843
181,877	Xcel Energy, Inc.	3,353,812
		16,687,941
	Total Investments (Cost $274,543,344)—100.0%	262,641,032
	Other assets less liabilities—0.0%	58,015
	Net Assets—100.0%	$262,699,047

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Dynamic Mid Cap Growth Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.9%
	Consumer Discretionary—22.4%
29,796	Aeropostale, Inc.*	$1,012,170
37,149	Bally Technologies, Inc.*	972,561
182,344	Bed Bath & Beyond, Inc.*	5,546,903
42,362	Carter's, Inc.*	905,700
100,050	Dollar Tree, Inc.*	4,236,117
141,542	Family Dollar Stores, Inc.	4,697,779
30,545	Interactive Data Corp.	686,652
34,219	ITT Educational Services, Inc.*	3,448,249
22,012	John Wiley & Sons, Inc., Class A	746,207
26,719	Marvel Entertainment, Inc.*	797,295
19,117	NetFlix, Inc.*	866,191
15,689	Panera Bread Co., Class A*	878,741
34,479	PetSmart, Inc.	788,880
131,570	Ross Stores, Inc.	4,991,765
4,070	Strayer Education, Inc.	770,899
		31,346,109
	Consumer Staples—2.1%
31,208	Alberto-Culver Co.	695,626
10,891	Chattem, Inc.*	598,025
20,762	Hansen Natural Corp.*	846,259
17,771	Lancaster Colony Corp.	778,370
		2,918,280
	Energy—3.6%
146,618	FMC Technologies, Inc.*	5,018,734
	Financials—1.0%
40,956	Brown & Brown, Inc.	797,003
39,281	Knight Capital Group, Inc., Class A*	608,463
		1,405,466
	Health Care—19.3%
59,215	Cephalon, Inc.*	3,885,096
18,878	Cerner Corp.*	1,015,636
82,777	DaVita, Inc.*	3,838,369
167,990	DENTSPLY International, Inc.	4,807,874
12,424	Edwards Lifesciences Corp.*	787,433
22,564	Emergency Medical Services Corp., Class A*	786,130
36,404	Endo Pharmaceuticals Holdings, Inc.*	602,122
30,789	Immucor, Inc.*	501,553
20,837	Magellan Health Services, Inc.*	615,942
12,548	Millipore Corp.*	741,587
26,646	Omnicare, Inc.	685,069
20,263	OSI Pharmaceuticals, Inc.*	680,229
18,735	ResMed, Inc.*	720,361
29,963	STERIS Corp.	722,108
14,144	Techne Corp.	809,320
127,301	Varian Medical Systems, Inc.*	4,248,034
19,618	Waters Corp.*	866,527
24,440	Watson Pharmaceuticals, Inc.*	756,174
		27,069,564

Number of Shares		Value
	Common Stocks (Continued)
	Industrials—19.8%
9,777	Alliant Techsystems, Inc.*	$778,738
45,367	Covanta Holding Corp.*	640,128
52,506	Dun & Bradstreet (The) Corp.	4,273,988
44,837	EMCOR Group, Inc.*	932,161
27,267	Esterline Technologies Corp.*	718,485
140,977	Expeditors International of Washington, Inc.	4,893,313
55,855	Heartland Express, Inc.	835,032
115,113	Jacobs Engineering Group, Inc.*	4,378,899
22,587	MSC Industrial Direct Co., Class A	922,679
29,067	Pall Corp.	767,659
195,173	Republic Services, Inc.	4,098,633
80,949	Stericycle, Inc.*	3,811,079
30,846	Tetra Tech, Inc.*	757,578
		27,808,372
	Information Technology—31.7%
23,342	Alliance Data Systems Corp.*	977,330
253,355	Altera Corp.	4,132,220
152,790	Amphenol Corp., Class A	5,170,414
131,081	BMC Software, Inc.*	4,544,578
66,436	Cogent, Inc.*	753,384
211,083	Cognizant Technology Solutions Corp., Class A*	5,232,749
18,284	Comtech Telecommunications Corp.*	611,965
24,633	Dolby Laboratories, Inc., Class A*	988,522
87,239	Genpact Ltd.*	781,661
22,521	Global Payments, Inc.	722,023
23,519	InterDigital, Inc.*	619,020
43,374	Jack Henry & Associates, Inc.	781,599
13,244	ManTech International Corp., Class A*	479,300
138,960	McAfee, Inc.*	5,216,558
42,970	Micros Systems, Inc.*	901,511
87,239	NCR Corp.*	885,476
218,652	Novell, Inc.*	822,132
50,470	Red Hat, Inc.*	871,617
205,390	SAIC, Inc.*	3,717,559
25,420	Sybase, Inc.*	863,263
37,089	Synopsys, Inc.*	807,798
219,679	Xilinx, Inc.	4,490,239
		44,370,918
	Total Common Stocks (Cost $138,640,059)	139,937,443
	Money Market Fund—0.2%
254,131	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $254,131)	254,131
	Total Investments (Cost $138,894,190)—100.1%	140,191,574
	Liabilities in excess of other assets—(0.1%)	(153,804)
	Net Assets—100.0%	$140,037,770

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Dynamic Mid Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—21.7%
1,837	Aeropostale, Inc.*	$62,403
2,291	Bally Technologies, Inc.*	59,978
10,891	Bed Bath & Beyond, Inc.*	331,304
2,612	Carter's, Inc.*	55,845
16,594	Coach, Inc.*	406,554
8,548	Darden Restaurants, Inc.	316,020
5,976	Dollar Tree, Inc.*	253,024
8,454	Family Dollar Stores, Inc.	280,588
5,128	Foot Locker, Inc.	60,972
1,862	Hasbro, Inc.	49,641
1,884	Interactive Data Corp.	42,352
2,204	International Speedway Corp., Class A	52,191
2,044	ITT Educational Services, Inc.*	205,974
1,357	John Wiley & Sons, Inc., Class A	46,002
5,541	Ltd Brands, Inc.	63,278
1,648	Marvel Entertainment, Inc.*	49,176
1,179	Netflix, Inc.*	53,420
967	Panera Bread Co., Class A*	54,162
2,126	PetSmart, Inc.	48,643
2,571	Phillips-Van Heusen Corp.	74,636
6,730	Polo Ralph Lauren Corp.	362,343
2,432	Rent-A-Center, Inc.*	46,816
7,859	Ross Stores, Inc.	298,170
5,049	Sherwin-Williams (The) Co.	285,975
4,470	VF Corp.	264,937
1,968	Warnaco Group (The), Inc.*	56,757
		3,881,161
	Consumer Staples—8.6%
1,925	Alberto-Culver Co.	42,908
1,426	BJ's Wholesale Club, Inc.*	47,543
2,140	Casey's General Stores, Inc.	56,945
672	Chattem, Inc.*	36,900
4,742	Church & Dwight Co., Inc.	258,012
20,208	Coca-Cola Enterprises, Inc.	344,748
5,959	Del Monte Foods Co.	44,990
1,280	Hansen Natural Corp.*	52,173
1,096	Lancaster Colony Corp.	48,005
7,400	McCormick & Co., Inc.	217,930
12,540	Pepsi Bottling Group (The), Inc.	392,127
		1,542,281
	Energy—4.9%
12,033	Cameron International Corp.*	307,804
565	Core Laboratories N.V. (Netherlands)	47,025
8,757	FMC Technologies, Inc.*	299,752
711	SEACOR Holdings, Inc.*	46,727
3,230	Superior Energy Services, Inc.*	62,048
1,206	Tidewater, Inc.	52,160
1,469	World Fuel Services Corp.	56,013
		871,529

Number of Shares		Value
	Common Stocks (Continued)
	Financials—10.1%
2,738	American Financial Group, Inc.	$48,134
4,296	Arch Capital Group Ltd.*	248,223
1,504	Argo Group International Holdings Ltd. (Bermuda)*	42,097
1,955	Aspen Insurance Holdings Ltd. (Bermuda)	46,099
1,330	Bank of Hawaii Corp.	46,736
2,526	Brown & Brown, Inc.	49,156
2,075	Cincinnati Financial Corp.	49,696
7,436	Discover Financial Services	60,455
398	First Citizens BancShares, Inc., Class A	47,629
1,212	Hanover Insurance Group (The), Inc.	36,336
1,941	HCC Insurance Holdings, Inc.	46,429
2,422	Knight Capital Group, Inc., Class A*	37,517
917	Odyssey Re Holdings Corp.	35,112
3,748	PartnerRe Ltd.	255,576
892	ProAssurance Corp.*	39,194
3,052	Raymond James Financial, Inc.	47,886
870	RLI Corp.	41,786
22,789	Unum Group	372,371
11,148	W.R. Berkley Corp.	266,549
		1,816,981
	Health Care—9.7%
1,720	AMERIGROUP Corp.*	51,376
7,304	AmerisourceBergen Corp.	245,707
3,537	Cephalon, Inc.*	232,063
4,944	DaVita, Inc.*	229,253
1,392	Emergency Medical Services Corp., Class A*	48,497
2,245	Endo Pharmaceuticals Holdings, Inc.*	37,132
5,261	Healthspring, Inc.*	48,559
9,999	Hospira, Inc.*	328,666
1,899	Immucor, Inc.*	30,935
5,805	King Pharmaceuticals, Inc.*	45,743
1,285	Magellan Health Services, Inc.*	37,985
774	Millipore Corp.*	45,743
1,643	Omnicare, Inc.	42,242
1,250	OSI Pharmaceuticals, Inc.*	41,963
1,155	ResMed, Inc.*	44,410
2,844	Sepracor, Inc.*	40,413
1,848	STERIS Corp.	44,537
872	Techne Corp.	49,896
1,210	Waters Corp.*	53,446
1,507	Watson Pharmaceuticals, Inc.*	46,627
		1,745,193
	Industrials—18.5%
603	Alliant Techsystems, Inc.*	48,029
11,000	Cooper Industries Ltd., Class A	360,691
2,798	Covanta Holding Corp.*	39,480
9,302	Dover Corp.	286,316
3,136	Dun & Bradstreet (The) Corp.	255,270
2,765	EMCOR Group, Inc.*	57,484

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Dynamic Mid Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
1,982	Equifax, Inc.	$57,795
1,681	Esterline Technologies Corp.*	44,294
844	Flowserve Corp.	57,308
7,000	Goodrich Corp.	309,960
1,198	Granite Construction, Inc.	47,261
3,445	Heartland Express, Inc.	51,503
6,876	Jacobs Engineering Group, Inc.*	261,563
3,382	KBR, Inc.	52,827
1,393	MSC Industrial Direct Co., Class A	56,904
1,793	Pall Corp.	47,353
6,952	Parker Hannifin Corp.	315,273
2,042	Pentair, Inc.	54,399
11,658	Republic Services, Inc.	244,818
4,835	Stericycle, Inc.*	227,632
1,902	Tetra Tech, Inc.*	46,713
1,860	Thomas & Betts Corp.*	57,883
3,506	W.W. Grainger, Inc.	294,083
868	Watson Wyatt Worldwide, Inc, Class A	46,047
		3,320,886
	Information Technology—22.0%
4,975	Affiliated Computer Services, Inc., Class A*	240,691
15,133	Altera Corp.	246,819
18,281	Autodesk, Inc.*	364,522
4,978	AVX Corp.	49,830
7,829	BMC Software, Inc.*	271,431
2,667	Broadridge Financial Solutions, Inc.	51,606
996	CACI International, Inc., Class A*	39,392
4,097	Cogent, Inc.*	46,460
12,608	Cognizant Technology Solutions Corp., Class A*	312,552
6,678	Computer Sciences Corp.*	246,819
7,210	Compuware Corp.*	53,931
1,128	Comtech Telecommunications Corp.*	37,754
1,519	Dolby Laboratories, Inc., Class A*	60,957
7,112	Fiserv, Inc.*	265,420
5,380	Genpact Ltd.*	48,205
1,389	Global Payments, Inc.	44,531
1,450	InterDigital, Inc.*	38,164
2,675	Jack Henry & Associates, Inc.	48,204
2,486	Lexmark International, Inc., Class A*	48,775
8,300	McAfee, Inc.*	311,582
2,535	Metavante Technologies, Inc.*	59,801
2,650	Micros Systems, Inc.*	55,597
5,380	NCR Corp.*	54,607
13,484	Novell, Inc.*	50,700
3,744	Perot Systems Corp., Class A*	52,641
3,771	Quest Software, Inc.*	54,793
3,112	Red Hat, Inc.*	53,744
12,268	SAIC, Inc.*	222,051
1,568	Sybase, Inc.*	53,249
2,287	Synopsys, Inc.*	49,811

Number of Shares		Value
	Common Stocks (Continued)
11,213	Tellabs, Inc.*	$58,756
2,756	Teradata Corp.*	46,080
3,387	Total System Services, Inc.	42,236
13,121	Xilinx, Inc.	268,193
		3,949,904
	Materials—3.0%
5,758	Ball Corp.	217,191
2,295	Bemis Co., Inc.	55,172
2,692	Pactiv Corp.*	58,847
1,543	Rock-Tenn Co., Class A	58,264
869	Silgan Holdings, Inc.	40,400
2,211	Sonoco Products Co.	53,971
1,652	Terra Industries, Inc.	43,778
		527,623
	Utilities—1.5%
3,484	Mirant Corp.*	44,351
7,211	NSTAR	226,498
		270,849
	Total Common Stocks (Cost $16,195,665)	17,926,407
	Money Market Fund—0.6%
110,411	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $110,411)	110,411
	Total Investments (Cost $16,306,076)—100.6%	18,036,818
	Liabilities in excess of other assets—(0.6%)	(108,225)
	Net Assets—100.0%	$17,928,593

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Dynamic Mid Cap Value Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.9%
	Consumer Discretionary—11.6%
7,287	Black & Decker (The) Corp.	$293,666
6,359	Columbia Sportswear Co.	195,348
56,632	Garmin Ltd.	1,426,560
7,535	Hasbro, Inc.	200,883
8,922	International Speedway Corp., Class A	211,273
22,428	Ltd Brands, Inc.	256,128
10,408	Phillips-Van Heusen Corp.	302,144
23,530	RadioShack Corp.	331,302
9,844	Rent-A-Center, Inc.*	189,497
18,680	VF Corp.	1,107,164
		4,513,965
	Consumer Staples—9.4%
84,454	Coca-Cola Enterprises, Inc.	1,440,785
13,216	Constellation Brands, Inc., Class A*	153,173
24,122	Del Monte Foods Co.	182,121
52,408	Pepsi Bottling Group (The), Inc.	1,638,799
10,384	PepsiAmericas, Inc.	255,135
		3,670,013
	Energy—3.6%
17,836	BJ Services Co.	247,742
17,763	Nabors Industries Ltd. (Bermuda)*	270,175
10,004	Pride International, Inc.*	227,091
2,878	SEACOR Holdings, Inc.*	189,142
13,075	Superior Energy Services, Inc.*	251,171
4,883	Tidewater, Inc.	211,190
		1,396,511
	Financials—23.6%
11,085	American Financial Group, Inc.	194,874
60,824	Ameriprise Financial, Inc.	1,602,713
17,954	Arch Capital Group Ltd.*	1,037,382
6,087	Argo Group International Holdings Ltd. (Bermuda)*	170,375
7,915	Aspen Insurance Holdings Ltd. (Bermuda)	186,636
5,383	Bank of Hawaii Corp.	189,159
47,202	Cincinnati Financial Corp.	1,130,488
4,904	Hanover Insurance Group (The), Inc.	147,022
7,858	HCC Insurance Holdings, Inc.	187,963
6,787	IPC Holdings Ltd.	176,733
15,662	PartnerRe Ltd.	1,067,992
12,355	Raymond James Financial, Inc.	193,850
9,587	StanCorp Financial Group, Inc.	262,971
95,240	Unum Group	1,556,223
46,590	W.R. Berkley Corp.	1,113,967
		9,218,348
	Health Care—7.6%
61,518	Cigna Corp.	1,212,520
41,789	Hospira, Inc.*	1,373,604
23,498	King Pharmaceuticals, Inc.*	185,164
8,206	LifePoint Hospitals, Inc.*	212,125
		2,983,413

Number of Shares		Value
	Common Stocks (Continued)
	Industrials—23.5%
7,525	Acuity Brands, Inc.	$216,269
13,495	Armstrong World Industries, Inc.*	245,339
8,500	Cintas Corp.	218,110
45,971	Cooper Industries Ltd., Class A	1,507,389
8,021	Equifax, Inc.	233,892
3,417	Flowserve Corp.	232,014
29,255	Goodrich Corp.	1,295,411
30,527	GrafTech International Ltd.*	268,332
6,553	Hubbell, Inc., Class B	217,560
13,689	KBR, Inc.	213,822
29,055	Parker Hannifin Corp.	1,317,644
50,261	Pitney Bowes, Inc.	1,233,405
48,236	Rockwell Automation, Inc.	1,523,775
7,528	Teledyne Technologies, Inc.*	240,369
7,528	Thomas & Betts Corp.*	234,271
		9,197,602
	Information Technology—5.4%
10,793	Broadridge Financial Solutions, Inc.	208,845
27,908	Computer Sciences Corp.*	1,031,480
29,184	Compuware Corp.*	218,296
5,862	DST Systems, Inc.*	212,029
10,062	Lexmark International, Inc., Class A*	197,416
21,189	Parametric Technology Corp.*	236,257
		2,104,323
	Materials—6.6%
24,063	Ball Corp.	907,656
9,288	Bemis Co., Inc.	223,284
2,681	CF Industries Holdings, Inc.	193,166
8,182	Crown Holdings, Inc.*	180,413
16,521	Olin Corp.	208,165
10,895	Pactiv Corp.*	238,165
3,515	Silgan Holdings, Inc.	163,412
8,950	Sonoco Products Co.	218,470
10,327	Valspar (The) Corp.	247,848
		2,580,579
	Telecommunication Services—5.2%
32,865	Telephone & Data Systems, Inc.	942,240
129,965	Windstream Corp.	1,078,710
		2,020,950
	Utilities—3.4%
14,102	Mirant Corp.*	179,518
30,137	NSTAR	946,603
10,504	Portland General Electric Co.	191,908
		1,318,029
	Total Common Stocks (Cost $38,732,263)	39,003,733

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Dynamic Mid Cap Value Portfolio

April 30, 2009

Number of Shares		Value
	Money Market Fund—0.2%
77,986	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $77,986)	$77,986
	Total Investments (Cost $38,810,249)—100.1%	39,081,719
	Liabilities in excess of other assets—(0.1%)	(26,007)
	Net Assets—100.0%	$39,055,712

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Dynamic Small Cap Growth Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—7.8%
3,768	Buffalo Wild Wings, Inc.*	$147,103
11,418	Capella Education Co.*	586,658
13,715	FGX International Holdings Ltd.*	157,997
5,871	Fuel Systems Solutions, Inc.*	89,650
11,336	hhgregg, Inc.*	188,178
13,097	Hot Topic, Inc.*	160,307
8,111	Lincoln Educational Services Corp.*	134,561
14,271	Overstock.com, Inc.*	192,373
5,904	PF Chang's China Bistro, Inc.*	178,183
8,440	PetMed Express, Inc.*	137,234
3,645	Pre-Paid Legal Services, Inc.*	134,245
11,380	True Religion Apparel, Inc.*	179,349
14,741	Zumiez, Inc.*	177,776
		2,463,614
	Consumer Staples—2.8%
3,684	J & J Snack Foods Corp.	142,792
65,483	Winn-Dixie Stores, Inc.*	750,435
		893,227
	Energy—8.1%
29,562	Arena Resources, Inc.*	847,543
18,217	CARBO Ceramics, Inc.	559,444
108,614	RPC, Inc.	1,162,169
		2,569,156
	Financials—5.2%
13,764	Bank Mutual Corp.	141,356
14,630	Crawford & Co., Class B*	87,049
3,590	First Financial Corp.	133,189
6,797	Life Partners Holdings, Inc.	127,240
124,161	Nelnet, Inc., Class A*	748,690
13,619	Provident New York Bancorp	115,353
5,704	Tower Group, Inc.	155,092
19,224	Trustco Bank Corp. NY	115,344
		1,623,313
	Health Care—24.4%
13,415	Albany Molecular Research, Inc.*	130,930
14,184	Alliance Healthcare Services, Inc.*	111,628
61,181	American Medical Systems Holdings, Inc.*	756,809
9,319	Cantel Medical Corp.*	131,677
15,906	Chemed Corp.	673,301
4,348	Computer Programs & Systems, Inc.	152,137
8,647	Cyberonics, Inc.*	114,486
13,533	Dionex Corp.*	852,578
8,791	Ensign Group (The), Inc.	136,261
21,986	Enzon Pharmaceuticals, Inc.*	126,420
23,981	eResearchTechnology, Inc.*	121,584
3,836	Genoptix, Inc.*	111,551
36,539	Gentiva Health Services, Inc.*	582,066
80,665	Healthsouth Corp.*	755,831
20,843	HMS Holdings Corp.*	624,873

Number of Shares		Value
	Common Stocks (Continued)
3,689	ICU Medical, Inc.*	$138,706
7,728	InterMune, Inc.*	104,637
12,230	IRIS International, Inc.*	136,609
5,836	LHC Group, Inc.*	133,178
33,808	Martek Biosciences Corp.*	615,982
25,562	NPS Pharmaceuticals, Inc.*	88,445
107,874	PDL BioPharma, Inc.	771,299
23,931	Questcor Pharmaceuticals, Inc.*	107,690
12,880	WellCare Health Plans, Inc.*	193,329
		7,672,007
	Industrials—22.0%
7,494	AAON, Inc.	145,983
18,450	Allegiant Travel Co.*	960,139
7,408	American Ecology Corp.	122,380
10,434	American Science & Engineering, Inc.	628,753
10,602	Beacon Roofing Supply, Inc.*	168,572
24,299	Cubic Corp.	697,624
51,946	DynCorp International, Inc., Class A*	792,177
5,176	Exponent, Inc.*	144,410
22,540	Force Protection, Inc.*	171,755
27,238	GT Solar International, Inc.*	193,117
9,549	Insituform Technologies, Inc., Class A*	146,386
7,023	Marten Transport Ltd.*	145,657
48,822	Navigant Consulting, Inc.*	718,172
6,397	Raven Industries, Inc.	152,888
8,459	Resources Connection, Inc.*	165,373
7,148	Standard Parking Corp.*	108,936
20,420	Stanley, Inc.*	526,428
7,785	Sterling Construction Co., Inc.*	146,124
39,676	SYKES Enterprises, Inc.*	780,030
		6,914,904
	Information Technology—27.7%
26,493	Acme Packet, Inc.*	204,261
49,703	Adaptec, Inc.*	142,151
53,351	Art Technology Group, Inc.*	167,522
21,380	BigBand Networks, Inc.*	125,287
23,076	Blackboard, Inc.*	785,275
10,573	Cognex Corp.	148,762
5,792	EMS Technologies, Inc.*	110,338
44,250	FEI Co.*	760,215
21,380	Harmonic, Inc.*	156,715
22,960	Hittite Microwave Corp.*	853,193
19,847	LoopNet, Inc.*	170,486
8,150	Multi-Fineline Electronix, Inc.*	163,571
4,276	NCI, Inc., Class A*	104,163
7,361	OSI Systems, Inc.*	138,019
8,116	Pegasystems, Inc.	141,787
14,630	RightNow Technologies, Inc.*	110,457
6,373	Rogers Corp*	162,193
20,404	S1 Corp.*	126,505
30,367	Sapient Corp.*	155,783

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Dynamic Small Cap Growth Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
53,891	Semtech Corp.*	$777,108
4,632	SPSS, Inc.*	143,129
5,575	Supertex, Inc.*	143,389
30,517	Synaptics, Inc.*	991,191
31,132	Syntel, Inc.	862,978
14,098	TeleCommunication Systems, Inc., Class A*	138,301
89,312	TiVo, Inc.*	669,840
10,592	Ultratech, Inc.*	143,204
15,405	Wind River Systems, Inc.*	112,919
		8,708,742
	Telecommunication Services—2.0%
15,889	Global Crossing Ltd.*	115,354
33,032	NTELOS Holdings Corp.	527,852
		643,206
	Total Common Stocks (Cost $29,068,738)	31,488,169
	Money Market Fund—0.1%
42,353	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $42,353)	42,353
	Total Investments (Cost $29,111,091)—100.1%	31,530,522
	Liabilities in excess of other assets—(0.1%)	(46,580)
	Net Assets—100.0%	$31,483,942

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Dynamic Small Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—12.1%
760	Buffalo Wild Wings, Inc.*	$29,670
2,788	Cabela's, Inc.*	35,714
2,304	Capella Education Co.*	118,380
1,604	Cato (The) Corp., Class A	30,829
1,284	Children's Place Retail Stores (The), Inc.*	36,517
2,366	Dress Barn, Inc.*	35,821
2,768	FGX International Holdings Ltd.*	31,887
10,126	Fossil, Inc.*	204,140
1,641	Genesco, Inc.*	37,382
4,968	Gymboree (The) Corp.*	170,899
2,288	hhgregg, Inc.*	37,981
2,643	Hot Topic, Inc.*	32,350
1,637	Lincoln Educational Services Corp.*	27,158
2,689	Maidenform Brands, Inc.*	34,285
2,198	Men's Wearhouse (The), Inc.	40,971
388	National Presto Industries, Inc.	27,649
1,191	P.F. Chang's China Bistro, Inc.*	35,944
1,703	PetMed Express, Inc.*	27,691
6,941	Polaris Industries, Inc.	232,176
736	Pre-Paid Legal Services, Inc.*	27,107
1,863	Regis Corp.	35,658
4,800	Ticketmaster Entertainment, Inc.*	25,248
2,086	Timberland (The) Co., Class A*	33,877
980	UniFirst Corp.	36,544
9,388	Wet Seal (The), Inc., Class A*	35,768
8,429	Wolverine World Wide, Inc.	175,576
2,975	Zumiez, Inc.*	35,879
		1,633,101
	Consumer Staples—2.9%
765	American Italian Pasta Co., Class A*	24,052
3,142	Central Garden & Pet Co., Class A*	28,498
2,134	China Sky One Medical, Inc.*	30,111
743	J & J Snack Foods Corp.	28,799
2,497	Nu Skin Enterprises, Inc., Class A	32,012
4,291	Prestige Brands Holdings, Inc.*	27,720
1,534	Spartan Stores, Inc.	24,958
954	WD-40 Co.	25,815
4,605	Weis Markets, Inc.	170,338
		392,303
	Energy—4.9%
3,720	Basic Energy Services, Inc.*	37,944
4,648	Cal Dive International, Inc.*	36,812
3,676	CARBO Ceramics, Inc.	112,890
3,452	Delek US Holdings, Inc.	35,452
6,743	NuStar GP Holdings LLC	152,459
1,940	Petroleum Development Corp.*	31,447
21,919	RPC, Inc.	234,534
4,118	VAALCO Energy, Inc.*	19,643
		661,181

Number of Shares		Value
	Common Stocks (Continued)
	Financials—12.6%
554	American Physicians Capital, Inc.	$23,080
1,619	Amerisafe, Inc.*	24,868
2,801	Amtrust Financial Services, Inc.	25,573
673	BancFirst Corp.	28,737
2,778	Bank Mutual Corp.	28,530
8,783	CNA Surety Corp.*	169,073
1,372	Community Bank System, Inc.	22,569
2,952	Crawford & Co., Class B*	17,564
3,860	Dollar Financial Corp.*	38,986
2,445	Employers Holdings, Inc.	20,391
1,235	Financial Federal Corp.	30,393
1,971	First Mercury Financial Corp.*	26,057
633	FPIC Insurance Group, Inc.*	19,332
4,506	Hancock Holding Co.	170,641
4,294	Harleysville Group, Inc.	124,182
3,052	Horace Mann Educators Corp.	26,797
661	Infinity Property & Casualty Corp.	23,294
1,671	Interactive Brokers Group, Inc., Class A*	24,647
6,563	Investment Technology Group, Inc.*	149,505
4,061	LaBranche & Co., Inc.*	16,975
1,372	Life Partners Holdings, Inc.	25,684
4,075	Meadowbrook Insurance Group, Inc.	24,246
2,447	Navigators Group, Inc.*	111,045
6,503	NBT Bancorp, Inc.	153,991
25,056	Nelnet, Inc., Class A*	151,088
2,571	Ocwen Financial Corp.*	28,590
2,378	optionsXpress Holdings, Inc.	39,142
2,748	Provident New York Bancorp	23,276
751	Safety Insurance Group, Inc.	24,821
2,415	SeaBright Insurance Holdings, Inc.*	22,411
1,730	SWS Group, Inc.	22,127
1,151	Tower Group, Inc.	31,296
4,395	TradeStation Group, Inc.*	35,643
		1,704,554
	Health Care—12.6%
2,862	Alliance Healthcare Services, Inc.*	22,524
12,346	American Medical Systems Holdings, Inc.*	152,720
3,605	AMN Healthcare Services, Inc.*	24,838
7,526	Centene Corp.*	138,253
3,210	Chemed Corp.	135,879
877	Computer Programs & Systems, Inc.	30,686
1,745	Cyberonics, Inc.*	23,104
2,731	Dionex Corp.*	172,052
1,774	Ensign Group (The), Inc.	27,497
774	Genoptix, Inc.*	22,508
7,374	Gentiva Health Services, Inc.*	117,468
16,278	Healthsouth Corp.*	152,525
4,206	HMS Holdings Corp.*	126,096
744	ICU Medical, Inc.*	27,974
1,463	Invacare Corp.	22,516

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Dynamic Small Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
2,468	IRIS International, Inc.*	$27,568
1,631	Kindred Healthcare, Inc.*	21,236
469	Landauer, Inc.	24,848
1,178	LHC Group, Inc.*	26,882
6,823	Martek Biosciences Corp.	124,315
1,253	Molina Healthcare, Inc.*	27,127
5,158	NPS Pharmaceuticals, Inc.*	17,847
21,769	PDL BioPharma, Inc.	155,647
4,829	Questcor Pharmaceuticals, Inc.*	21,731
1,604	RehabCare Group, Inc.*	26,787
2,599	WellCare Health Plans, Inc.*	39,011
		1,709,639
	Industrials—24.8%
5,005	A.O. Smith Corp.	155,605
1,512	AAON, Inc.	29,454
3,723	Allegiant Travel Co.*	193,745
7,027	American Commercial Lines, Inc.*	34,994
1,495	American Ecology Corp.	24,697
2,106	American Science & Engineering, Inc.	126,908
1,622	American Woodmark Corp.	33,575
2,479	Apogee Enterprises, Inc.	33,219
3,202	Blount International, Inc.*	20,493
3,656	Chart Industries, Inc.*	50,562
1,056	CIRCOR International, Inc.	27,171
2,465	Comfort Systems USA, Inc.	26,597
4,904	Cubic Corp.	140,794
3,040	Deluxe Corp.	44,080
5,080	Dycom Industries, Inc.*	42,774
10,483	DynCorp International, Inc., Class A*	159,866
2,189	EnerSys*	37,322
1,045	Exponent, Inc.*	29,156
3,714	Federal Signal Corp.	28,858
3,578	Gibraltar Industries, Inc.	23,973
5,497	GT Solar International, Inc.*	38,974
4,566	H&E Equipment Services, Inc.*	34,382
2,328	Herman Miller, Inc.	34,617
2,422	John Bean Technologies Corp.	26,690
3,556	Knoll, Inc.	25,176
2,540	Korn/Ferry International*	26,899
1,098	LB Foster Co., Class A*	35,960
1,417	Marten Transport Ltd.*	29,389
13,508	MasTec, Inc.*	168,985
1,503	McGrath Rentcorp	31,773
733	Michael Baker Corp.*	24,629
7,072	Mueller Industries, Inc.	155,372
9,852	Navigant Consulting, Inc.*	144,923
784	Powell Industries, Inc.*	28,216
1,707	Resources Connection, Inc.*	33,372
1,455	Robbins & Myers, Inc.	27,572
27,780	RSC Holdings, Inc.*	198,627
12,479	Skywest, Inc.	150,247
1,443	Standard Parking Corp.*	21,991

Number of Shares		Value
	Common Stocks (Continued)
4,121	Stanley, Inc.*	$106,239
5,824	Steelcase, Inc., Class A	26,383
1,571	Sterling Construction Co., Inc.*	29,488
8,007	Sykes Enterprises, Inc.*	157,418
1,405	Tredegar Corp.	24,700
3,538	Triumph Group, Inc.	146,226
7,530	Watts Water Technologies, Inc., Class A	167,618
7,698	WESCO International, Inc.*	200,147
		3,359,856
	Information Technology—25.3%
57,822	3Com Corp.*	234,178
5,346	Acme Packet, Inc.*	41,218
15,433	Acxiom Corp.	148,928
10,030	Adaptec, Inc.*	28,686
20,880	Arris Group, Inc.*	222,789
10,766	Art Technology Group, Inc.*	33,805
4,314	BigBand Networks, Inc.*	25,280
1,183	Black Box Corp.	32,379
3,804	Cogo Group, Inc.*	31,117
1,736	CSG Systems International, Inc.*	25,172
5,342	Digital River, Inc.*	205,239
20,283	Earthlink, Inc.*	153,745
1,169	EMS Technologies, Inc.*	22,269
2,143	Fair Isaac Corp.	36,045
4,314	Harmonic, Inc.*	31,622
4,633	Hittite Microwave Corp.*	172,162
28,524	Integrated Device Technology, Inc.*	154,885
6,823	j2 Global Communications, Inc.*	163,684
2,420	JDA Software Group, Inc.*	34,146
33,278	Lawson Software, Inc.*	179,368
4,005	LoopNet, Inc.*	34,403
637	MAXIMUS, Inc.	25,690
863	NCI, Inc., Class A*	21,023
1,485	OSI Systems, Inc.*	27,844
1,472	Progress Software Corp.*	31,192
2,952	RightNow Technologies, Inc.*	22,288
4,118	S1 Corp.*	25,532
6,128	Sapient Corp.*	31,437
19,659	Skyworks Solutions, Inc.*	173,786
6,158	Synaptics, Inc.*	200,012
6,283	Syntel, Inc.	174,165
10,423	Tekelec*	161,557
2,845	TeleCommunication Systems, Inc., Class A*	27,909
2,710	TeleTech Holdings, Inc.*	35,962
26,457	TIBCO Software, Inc.*	167,208
18,023	TiVo, Inc.*	135,173
3,508	TNS, Inc.*	59,110
2,103	Websense, Inc.*	37,496
3,109	Wind River Systems, Inc.*	22,789
1,603	Wright Express Corp.*	36,677
		3,427,970

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Dynamic Small Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
	Materials—1.9%
3,749	Bway Holding Co.*	$34,941
2,210	Innophos Holdings, Inc.	32,774
4,271	Minerals Technologies, Inc.	158,838
1,643	A. Schulman, Inc.	25,779
		252,332
	Telecommunication Services—2.0%
1,126	Atlantic Tele-Network, Inc.	24,862
6,666	NTELOS Holdings Corp.	106,523
8,446	Syniverse Holdings, Inc.*	106,420
2,829	USA Mobility, Inc.	31,458
		269,263
	Utilities—0.9%
9,044	El Paso Electric Co.*	124,807
	Total Common Stocks (Cost $12,234,414)	13,535,006
	Money Market Fund—0.6%
80,677	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $80,677)	80,677
	Total Investments (Cost $12,315,091)—100.6%	13,615,683
	Liabilities in excess of other assets—(0.6%)	(85,733)
	Net Assets—100.0%	$13,529,950

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Dynamic Small Cap Value Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Discretionary—15.5%
24,516	Cabela's, Inc.*	$314,050
14,110	Cato (The) Corp., Class A	271,194
11,293	Children's Place Retail Stores (The), Inc.*	321,173
146,358	Cinemark Holdings, Inc.	1,302,586
20,809	Dress Barn, Inc.*	315,048
89,184	Fossil, Inc.*	1,797,949
14,435	Genesco, Inc.*	328,829
8,026	Gymboree (The) Corp.*	276,094
20,560	Helen of Troy Ltd.*	327,932
23,646	Maidenform Brands, Inc.*	301,487
19,329	Men's Wearhouse (The), Inc.	360,293
87,587	Meredith Corp.	2,196,682
11,213	Polaris Industries, Inc.	375,075
16,383	Regis Corp.	313,571
42,214	Ticketmaster Entertainment, Inc.*	222,046
8,615	UniFirst Corp.	321,253
82,572	Wet Seal (The), Inc., Class A*	314,599
		9,659,861
	Consumer Staples—0.7%
37,738	Prestige Brands Holdings, Inc.*	243,787
13,492	Spartan Stores, Inc.	219,515
		463,302
	Energy—2.0%
32,715	Basic Energy Services, Inc.*	333,693
40,878	Cal Dive International, Inc.*	323,754
30,357	Delek US Holdings, Inc.	311,766
53,757	Pioneer Drilling Co.*	268,785
		1,237,998
	Financials—25.2%
4,872	American Physicians Capital, Inc.	202,968
14,237	Amerisafe, Inc.*	218,680
24,632	Amtrust Financial Services, Inc.	224,890
77,354	CNA Surety Corp.*	1,489,065
12,065	Community Bank System, Inc.	198,469
160,327	CVB Financial Corp.	963,565
21,504	Employers Holdings, Inc.	179,343
17,332	First Mercury Financial Corp.*	229,129
5,564	FPIC Insurance Group, Inc.*	169,925
39,687	Hancock Holding Co.	1,502,948
37,820	Harleysville Group, Inc.	1,093,754
26,845	Horace Mann Educators Corp.	235,699
5,810	Infinity Property & Casualty Corp.	204,744
15,182	Interactive Brokers Group, Inc., Class A*	223,935
57,807	Investment Technology Group, Inc.*	1,316,843
35,715	LaBranche & Co., Inc.*	149,289
35,839	Meadowbrook Insurance Group, Inc.	213,242
21,548	Navigators Group, Inc.*	977,848
57,278	NBT Bancorp, Inc.	1,356,343
74,143	Northwest Bancorp, Inc.	1,303,434

Number of Shares		Value
	Common Stocks (Continued)
6,602	Safety Insurance Group, Inc.	$218,196
21,238	SeaBright Insurance Holdings, Inc.*	197,089
93,558	Selective Insurance Group, Inc.	1,380,916
67,315	State Auto Financial Corp.	1,092,522
38,658	TradeStation Group, Inc.*	313,516
		15,656,352
	Health Care—0.7%
31,710	AMN Healthcare Services, Inc.*	218,482
11,020	Molina Healthcare, Inc.*	238,583
		457,065
	Industrials—20.6%
44,084	A.O. Smith Corp.	1,370,572
59,269	American Commercial Lines, Inc.*	295,160
52,931	American Reprographics Co.*	341,405
14,266	American Woodmark Corp.	295,306
21,799	Apogee Enterprises, Inc.	292,107
9,286	CIRCOR International, Inc.	238,929
21,685	Comfort Systems USA, Inc.	233,981
26,739	Deluxe Corp.	387,716
19,256	EnerSys*	328,315
32,664	Federal Signal Corp.	253,799
31,468	Gibraltar Industries, Inc.	210,836
40,162	H&E Equipment Services, Inc.*	302,420
20,480	Herman Miller, Inc.	304,538
21,303	John Bean Technologies Corp.	234,759
31,278	Knoll, Inc.	221,448
22,341	Korn/Ferry International*	236,591
9,660	LB Foster Co., Class A*	316,365
13,216	McGrath Rentcorp	279,386
62,284	Mueller Industries, Inc.	1,368,379
6,895	Powell Industries, Inc.*	248,151
12,798	Robbins & Myers, Inc.	242,522
109,912	SkyWest, Inc.	1,323,340
51,222	Steelcase, Inc., Class A	232,036
66,323	Watts Water Technologies, Inc., Class A	1,476,350
67,802	WESCO International, Inc.*	1,762,851
		12,797,262
	Information Technology—26.8%
506,028	3Com Corp.*	2,049,412
135,930	Acxiom Corp.	1,311,725
183,904	Arris Group, Inc.*	1,962,256
115,199	Benchmark Electronics, Inc.*	1,397,364
10,405	Black Box Corp.	284,785
79,703	Ciber, Inc.*	257,441
33,456	Cogo Group, Inc.*	273,670
15,269	CSG Systems International, Inc.*	221,401
47,053	Digital River, Inc.*	1,807,776
178,650	Earthlink, Inc.*	1,354,167
18,852	Fair Isaac Corp.	317,091
251,227	Integrated Device Technology, Inc.*	1,364,163

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Dynamic Small Cap Value Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
21,281	JDA Software Group, Inc.*	$300,275
12,950	Progress Software Corp.*	274,411
173,153	Skyworks Solutions, Inc.*	1,530,673
233,022	TIBCO Software, Inc.*	1,472,699
30,857	TNS, Inc.*	519,940
		16,699,249
	Materials—4.1%
33,022	Bway Holding Co.*	307,765
82,154	Carpenter Technology Corp.	1,698,123
19,438	Innophos Holdings, Inc.	288,266
14,445	Schulman A., Inc.	226,642
		2,520,796
	Telecommunication Services—0.8%
9,901	Atlantic Tele-Network, Inc.	218,614
24,826	USA Mobility, Inc.	276,065
		494,679
	Utilities—3.6%
79,652	El Paso Electric Co.	1,099,198
54,929	NorthWestern Corp.	1,149,114
		2,248,312
	Total Common Stocks (Cost $54,315,659)	62,234,876
	Money Market Fund—0.1%
54,903	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $54,903)	54,903
	Total Investments (Cost $54,370,562)—100.1%	62,289,779
	Liabilities in excess of other assets—(0.1%)	(37,203)
	Net Assets—100.0%	$62,252,576

*  Non Income Producing Security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares FTSE NASDAQ Small Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.5%
	Consumer Discretionary—12.2%
231	1-800-FLOWERS.COM, Inc., Class A*	$675
160	AFC Enterprises, Inc.*	994
162	Airmedia Group, Inc. ADR (China)*	910
160	Ambassadors Group, Inc.	1,952
99	America's Car-Mart, Inc.*	1,606
112	Ascent Media Corp., Class A*	2,885
181	Audiovox Corp., Class A*	1,006
689	Ballard Power Systems, Inc. (Canada)*	1,412
104	Bidz.com, Inc.*	428
223	BJ's Restaurants, Inc.*	3,677
91	Blue Nile, Inc.*	3,873
112	Buffalo Wild Wings, Inc.*	4,372
202	California Pizza Kitchen, Inc.*	3,173
54	Cavco Industries, Inc.*	1,266
131	Charlotte Russe Holding, Inc.*	1,644
949	Charming Shoppes, Inc.*	3,312
78	Cherokee, Inc.	1,425
92	Citi Trends, Inc.*	2,260
571	Coldwater Creek, Inc.*	1,970
140	Conn's, Inc.*	2,302
68	Core-Mark Holding Co., Inc.*	1,304
207	CROCS, Inc.*	466
129	Crown Media Holdings, Inc., Class A*	399
797	Denny's Corp.*	2,136
632	drugstore.com, Inc.*	980
631	Exide Technologies*	3,426
249	Federal Mogul Corp.*	2,764
140	FGX International Holdings Ltd.*	1,613
424	Finish Line (The), Inc., Class A	3,604
57	Fisher Communications, Inc.	687
337	Fred's, Inc., Class A	4,603
98	Fuel Systems Solutions, Inc.*	1,496
92	Fuqi International, Inc.*	578
126	Gaiam, Inc., Class A*	733
107	G-III Apparel Group Ltd.*	858
171	Global Sources Ltd. (Bermuda)*	761
114	Global Traffic Network, Inc.*	547
190	Helen of Troy Ltd.*	3,031
237	Hibbett Sports, Inc.*	4,941
198	Home Inns & Hotels Management, Inc. ADR (China)*	2,728
364	Hot Topic, Inc.*	4,455
471	HSN, Inc.*	3,255
364	Imax Corp. (Canada)*	2,359
471	Interval Leisure Group, Inc.*	3,773
43	iRobot Corp.*	493
128	Isle of Capri Casinos, Inc.*	1,375
152	Jos. A. Bank Clothiers, Inc.*	6,146
297	Knology, Inc.*	2,109
224	K-Swiss, Inc., Class A	2,249

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
160	Lakes Entertainment, Inc.*	$502
108	Learning Tree International, Inc.*	888
64	Lincoln Educational Services Corp.*	1,062
334	Mediacom Communications Corp., Class A*	1,900
896	Melco Crown Entertainment Ltd. ADR (Macau)*	4,077
102	Monarch Casino & Resort, Inc.*	1,042
164	Monro Muffler, Inc.	4,095
250	Morgans Hotel Group Co.*	1,073
351	National CineMedia, Inc.	5,099
302	NET Servicos de Comunicacao S.A. ADR (Brazil)	2,458
322	Nissan Motor Co. Ltd. ADR (Japan)	3,349
106	Outdoor Channel Holdings, Inc.*	793
142	Overstock.com, Inc.*	1,914
550	Pacific Sunwear of California, Inc.*	2,228
200	Palm Harbor Homes, Inc.*	608
118	Peet's Coffee & Tea, Inc.*	3,219
148	PetMed Express, Inc.*	2,406
212	Princeton Review, Inc.*	920
144	RC2 Corp.*	1,629
316	RCN Corp.*	1,296
98	Red Robin Gourmet Burgers, Inc.*	2,406
45	RRSat Global Communications Network Ltd. (Israel)	654
83	Shoe Carnival, Inc.*	968
469	Shuffle Master, Inc.*	1,787
105	Shutterfly, Inc.*	1,345
394	Smith & Wesson Holding Corp.*	2,825
274	Spartan Stores, Inc.	2,211
115	Stamps.com, Inc.*	1,076
131	Steiner Leisure Ltd.*	4,145
149	Steven Madden Ltd.*	4,384
747	Stewart Enterprises, Inc., Class A	2,607
65	Syms Corp.*	368
408	Texas Roadhouse, Inc., Class A*	4,643
21	Thomson Reuters PLC ADR (United Kingdom)	3,248
471	Ticketmaster Entertainment, Inc.*	2,477
152	True Religion Apparel, Inc.*	2,396
116	Universal Electronics, Inc.*	2,174
230	Velcro Industries N.V. (Netherlands)	4,727
201	Visionchina Media, Inc. ADR (China)*	1,079
152	Volcom, Inc.*	2,050
37	Wacoal Holdings Corp. ADR (Japan)	2,252
143	West Marine, Inc.*	822
267	Westport Innovations, Inc. (Canada)*	1,346
817	Wet Seal (The), Inc., Class A*	3,113
95	Weyco Group, Inc.	2,608
182	Wonder Auto Technology, Inc.*	1,225
185	Zumiez, Inc.*	2,231
		206,736

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE NASDAQ Small Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Consumer Staples—3.4%
45	Alico, Inc.	$1,194
151	Andersons (The), Inc.	2,427
20	Arden Group, Inc., Class A	2,340
120	Calavo Growers, Inc.	1,705
133	Cal-Maine Foods, Inc.	3,521
177	Central Garden & Pet Co.*	1,703
407	Central Garden & Pet Co., Class A*	3,691
42	Coca-Cola Bottling Co. Consolidated	2,189
385	Cresud S.A. ADR (Argentina)	3,138
135	Diamond Foods, Inc.	3,536
70	Farmer Bros. Co.	1,383
17	Griffin Land & Nurseries, Inc.	529
100	Imperial Sugar Co.	655
108	Inter Parfums, Inc.	838
116	J & J Snack Foods Corp.	4,495
42	Lifeway Foods, Inc.*	379
106	Nash Finch Co.	3,105
120	National Beverage Corp.*	1,264
246	PriceSmart, Inc.	4,390
524	Smart Balance, Inc.*	3,684
185	Spartan Stores, Inc.	3,010
579	Star Scientific, Inc.*	2,849
558	SunOpta, Inc. (Canada)*	1,004
74	Susser Holdings Corp.*	1,069
44	Village Super Market, Inc., Class A	1,363
171	Zhongpin, Inc.*	1,496
		56,957
	Energy—3.0%
280	Acergy S.A. ADR (Luxembourg)	2,159
69	Approach Resources, Inc.*	490
223	ATP Oil & Gas Corp.*	1,597
400	Brigham Exploration Co.*	936
121	Bronco Drilling Co., Inc.*	664
51	Clayton Williams Energy, Inc.*	1,532
211	Clean Energy Fuels Corp.*	1,785
288	Crosstex Energy, Inc.	567
75	Dampskibsselskabet Torm A/S ADR (Denmark)	702
67	Dawson Geophysical Co.*	1,317
367	FX Energy, Inc.*	1,380
102	Georesources, Inc.*	724
704	Global Industries Ltd.*	4,554
157	GMX Resources, Inc.*	1,718
118	Gulf Island Fabrication, Inc.	1,527
278	Gulfport Energy Corp.*	826
1,775	Ivanhoe Energy, Inc. (Canada)*	2,627
230	James River Coal Co.*	3,274
142	Knightsbridge Tankers Ltd. (Bermuda)	1,879
219	Matrix Service Co.*	2,098

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
39	OYO Geospace Corp.*	$620
371	Parallel Petroleum Corp.*	493
123	Petroleum Development Corp.*	1,994
104	PHI, Inc.*	1,177
348	RAM Energy Resources, Inc.*	261
243	Rex Energy Corp.*	926
432	Rosetta Resources, Inc.*	3,046
146	StealthGas, Inc. (Greece)	736
148	Superior Well Services, Inc.*	1,584
105	T-3 Energy Services, Inc.*	1,410
313	Tesco Corp. (Canada)*	3,146
127	Toreador Resources Corp.	470
501	Transglobe Energy Corp. (Canada)*	1,283
319	TXCO Resources, Inc.*	150
96	Union Drilling, Inc.*	575
494	Warren Resources, Inc.*	790
		51,017
	Financials—16.0%
151	1st Source Corp.	2,966
201	Abington Bancorp, Inc.	1,767
95	Advanta Corp., Class A	74
277	Advanta Corp., Class B	324
95	American Capital Agency Corp. REIT	1,781
78	American Physicians Capital, Inc.	3,249
59	American Physicians Service Group, Inc.	1,185
118	Ameris Bancorp	773
156	Amerisafe, Inc.*	2,396
87	Arrow Financial Corp.	2,304
134	Asset Acceptance Capital Corp.*	1,111
54	Avatar Holdings, Inc.*	1,003
79	Baldwin & Lyons, Inc., Class B	1,584
38	Bancorp Rhode Island, Inc.	703
148	BancTrust Financial Group, Inc.	974
105	Bank of the Ozarks, Inc.	2,607
185	BankFinancial Corp.	1,980
143	Banner Corp.	664
102	Berkshire Hills Bancorp, Inc.	2,301
308	BGC Partners, Inc., Class A	798
540	Boston Private Financial Holdings, Inc.	2,489
108	Capital City Bank Group, Inc.	1,624
24	Capital Southwest Corp.	1,866
213	Cardinal Financial Corp.	1,672
235	Cascade Bancorp	390
107	Center Financial Corp.	272
1,055	Citizens Republic Bancorp, Inc.	1,772
137	City Bank	429
113	Clifton Savings Bancorp, Inc.	1,241
114	CNinsure, Inc. ADR (Cayman Islands)*	869
151	CoBiz Financial, Inc.	886
152	Columbia Banking System, Inc.	1,505

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE NASDAQ Small Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
126	Community Trust Bancorp, Inc.	$3,813
201	CompuCredit Corp.*	643
76	Credit Acceptance Corp.*	1,747
149	Danvers Bancorp, Inc.	2,162
20	Diamond Hill Investment Group, Inc.*	801
284	Dime Community Bancshares, Inc.	2,369
203	Dollar Financial Corp.*	2,050
124	Donegal Group, Inc., Class A	1,815
64	eHealth, Inc.*	1,228
106	Elbit Imaging Ltd. (Israel)	1,903
24	EMC Insurance Group, Inc.	544
193	Encore Capital Group, Inc.*	1,687
107	Enterprise Financial Services Corp.	1,054
89	Epoch Holding Corp.	656
372	EZCORP, Inc., Class A*	4,608
256	FBR Capital Markets Corp.*	1,062
234	FCStone Group, Inc.*	723
139	First Bancorp	1,692
300	First Busey Corp.	2,349
244	First Cash Financial Services, Inc.*	4,011
92	First Community Bancshares, Inc.	1,329
234	First Financial Bancorp	2,525
82	First Financial Corp.	3,042
97	First Financial Holdings, Inc.	873
174	First Financial Northwest, Inc.	1,404
185	First Merchants Corp.	2,250
86	First State Bancorp	994
234	FirstService Corp. (Canada)*	2,333
179	Flushing Financial Corp.	1,649
63	Fox Chase Bancorp, Inc.*	597
67	FPIC Insurance Group, Inc.*	2,046
394	Frontier Financial Corp.	559
88	Great Southern Bancorp, Inc.	1,451
110	Greene Bankshares, Inc.	935
249	Greenlight Capital Re Ltd., Class A (Cayman Islands)*	3,855
460	Guaranty Bancorp*	1,021
175	Hallmark Financial Services, Inc.*	1,176
301	Hanmi Financial Corp.	467
356	Harleysville National Corp.	3,122
217	Harris & Harris Group, Inc.*	1,050
136	Heartland Financial USA, Inc.	2,010
100	Heritage Commerce Corp.	808
75	Home Bancorp, Inc.*	830
125	Home BancShares, Inc.	2,756
75	Home Federal Bancorp, Inc.	757
131	IBERIABANK Corp.	5,983
177	Independent Bank Corp.	3,533
29	Kansas City Life Insurance Co.	639
49	K-Fed Bancorp	380
196	Lakeland Bancorp, Inc.	1,668

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
102	Lakeland Financial Corp	$1,915
74	Legacy Bancorp, Inc.	784
62	Life Partners Holdings, Inc.	1,161
501	Maiden Holdings Ltd. (Bermuda)	2,260
168	MainSource Financial Group, Inc.	1,455
259	MarketAxess Holdings, Inc.*	2,484
153	Medallion Financial Corp.	1,128
101	Meridian Interstate Bancorp, Inc.*	806
165	Mission West Properties, Inc. REIT	1,124
219	Nara Bancorp, Inc.	812
26	NASB Financial, Inc.	574
50	National Interstate Corp.	808
408	NewStar Financial, Inc.*	926
374	Northfield Bancorp, Inc.	4,226
81	OceanFirst Financial Corp.	984
116	Old Second Bancorp, Inc.	626
135	Oritani Financial Corp.*	1,916
104	Pacific Continental Corp.	1,194
157	Penson Worldwide, Inc.*	1,592
87	Peoples Bancorp, Inc.	1,442
117	Pico Holdings, Inc.*	3,510
203	Pinnacle Financial Partners, Inc.*	3,622
200	PMA Capital Corp., Class A*	750
197	Premierwest Bancorp	751
185	Presidential Life Corp.	1,978
246	Prospect Capital Corp.	2,231
281	Provident Bankshares Corp.	2,470
337	Provident New York Bancorp	2,854
174	Renasant Corp.	2,453
153	Republic Bancorp, Inc., Class A	3,403
85	Rockville Financial, Inc.	800
259	Roma Financial Corp.	3,370
112	S.Y. Bancorp, Inc.	2,825
176	Sanders Morris Harris Group, Inc.	796
137	Sandy Spring Bancorp, Inc.	2,226
95	SCBT Financial Corp.	2,192
167	Seacoast Banking Corp. of Florida	705
70	Shore Bancshares, Inc.	1,357
60	Sierra Bancorp	721
117	Simmons First National Corp., Class A	3,034
717	South Financial Group (The), Inc.	1,190
122	Southside Bancshares, Inc.	2,599
122	Southwest Bancorp, Inc.	836
188	StellarOne Corp.	2,420
437	Sterling Financial Corp.	1,394
66	Stratus Properties, Inc.*	596
79	Suffolk Bancorp	2,022
148	Sun Bancorp, Inc.*	974
47	Taylor Capital Group, Inc.*	200
257	Texas Capital Bancshares, Inc.*	3,598
555	Thinkorswim Group, Inc.*	5,272

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE NASDAQ Small Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
216	Thomas Weisel Partners Group, Inc.*	$976
336	Tower Group, Inc.	9,135
206	Towne Bank	3,549
181	TradeStation Group, Inc.*	1,468
131	TriCo Bancshares	2,096
113	Union Bankshares Corp.	1,931
306	United America Indemnity Ltd., Class A*	1,551
148	United Financial Bancorp, Inc.	1,964
78	United Security Bancshares	565
108	Univest Corp. of Pennsylvania	2,254
104	ViewPoint Financial Group	1,618
229	Virginia Commerce Bancorp*	733
133	Washington Trust Bancorp, Inc.	2,427
110	Waterstone Financial, Inc.*	314
222	WesBanco, Inc.	4,415
262	Westfield Financial, Inc.	2,447
184	Wilshire Bancorp, Inc.	743
135	World Acceptance Corp.*	4,007
52	WSFS Financial Corp.	1,410
		269,487
	Health Care—19.4%
133	3SBio, Inc. ADR (Cayman Isalnds)*	942
181	Abaxis, Inc.*	2,737
306	Abiomed, Inc.*	2,041
232	Accelrys, Inc.*	1,044
456	Accuray, Inc.*	2,759
320	Acorda Therapeutics, Inc.*	6,345
402	Adolor Corp.*	905
159	Affymax, Inc.*	2,821
589	Affymetrix, Inc.*	2,762
102	Air Methods Corp.*	2,708
569	Akorn, Inc.*	478
200	Albany Molecular Research, Inc.*	1,952
508	Allos Therapeutics, Inc.*	3,114
67	Almost Family, Inc.*	1,655
310	Alphatec Holdings, Inc.*	636
142	AMAG Pharmaceuticals, Inc.*	6,368
56	American Dental Partners, Inc.*	389
58	Amicus Therapeutics, Inc.*	519
204	Angiodynamics, Inc.*	2,585
618	Arena Pharmaceuticals, Inc.*	1,737
600	Ariad Pharmaceuticals, Inc.*	900
382	Arqule, Inc.*	1,700
400	Array Biopharma, Inc.*	1,172
196	AspenBio Pharma, Inc.*	331
16	Atrion Corp.	1,433
452	ATS Medical, Inc.*	1,207
120	BioMimetic Therapeutics, Inc.*	1,033
115	Bio-Reference Labs, Inc.*	2,952
38	Biospecifics Technologies Corp.*	760

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
258	BMP Sunstone Corp. (China)*	$1,006
320	Cadence Pharmaceuticals, Inc.*	3,238
191	Cardiac Science Corp.*	563
531	Cardiome Pharma Corp. (Canada)*	2,172
196	CardioNet, Inc.*	4,067
132	Celldex Therapeutics, Inc.*	1,143
212	China Medical Technologies, Inc. ADR (Cayman Islands)	4,142
191	Clinical Data, Inc.*	2,447
449	Columbia Laboratories, Inc.*	624
47	Computer Programs & Systems, Inc.	1,645
252	Conceptus, Inc.*	3,412
84	Corvel Corp.*	1,890
131	Cougar Biotechnology, Inc.*	4,574
256	Cross Country Healthcare, Inc.*	2,255
95	Crucell N.V. ADR (Netherlands)*	1,994
56	Cutera, Inc.*	352
171	Cyberonics, Inc.*	2,264
85	Cynosure, Inc., Class A*	520
317	Cypress Bioscience, Inc.*	2,282
323	Cytokinetics, Inc.*	601
820	Dendreon Corp.*	17,383
844	Discovery Laboratories, Inc.*	734
687	Durect Corp.*	1,676
527	Dyax Corp.*	1,033
68	Ensign Group (The), Inc.	1,054
373	Enzon Pharmaceuticals, Inc.*	2,145
424	eResearchTechnology, Inc.*	2,150
76	Eurand N.V. (Netherlands)*	836
79	Exactech, Inc.*	1,047
884	Exelixis, Inc.*	4,358
208	Flamel Technologies S.A. ADR (France)*	1,227
176	Genomic Health, Inc.*	3,960
103	Genoptix, Inc.*	2,995
242	Gentiva Health Services, Inc.*	3,855
666	Geron Corp.*	3,423
120	Given Imaging Ltd. (Israel)	943
120	GTx, Inc.*	1,180
682	Halozyme Therapeutics, Inc.*	4,310
111	Hansen Medical, Inc.*	596
281	Healthways, Inc.*	2,931
63	Home Diagnostics, Inc.*	374
1,125	Human Genome Sciences, Inc.*	2,464
94	ICU Medical, Inc.*	3,534
188	Idenix Pharmaceuticals, Inc.*	696
192	Idera Pharmaceuticals, Inc.*	1,154
217	I-Flow Corp.*	1,085
426	Immunogen, Inc.*	2,961
630	Immunomedics, Inc.*	731
816	Incyte Corp.*	1,926
474	Inspire Pharmaceuticals, Inc.*	2,128

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE NASDAQ Small Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
231	Insulet Corp.*	$1,328
363	InterMune, Inc.*	4,914
276	inVentiv Health, Inc.*	3,061
135	IPC The Hospitalist Co., Inc.*	2,475
155	IRIS International, Inc.*	1,731
123	Kendle International, Inc.*	1,095
98	Kensey Nash Corp.*	2,052
897	Lexicon Pharmaceuticals, Inc.*	987
115	LHC Group, Inc.*	2,624
950	Ligand Pharmaceuticals, Inc., Class B*	2,841
424	MannKind Corp.*	1,734
68	MAP Pharmaceuticals, Inc.*	192
80	Matrixx Initiatives, Inc.*	1,370
234	Maxygen, Inc.*	1,369
122	MedCath Corp.*	1,235
135	Medical Action Industries, Inc.*	1,310
188	Medivation, Inc.*	3,634
233	Merit Medical Systems, Inc.*	3,614
98	Metabolix, Inc.*	774
132	Micrus Endovascular Corp.*	913
252	Momenta Pharmaceuticals, Inc.*	2,822
192	Monogram Biosciences, Inc.*	513
100	MWI Veterinary Supply, Inc.*	3,108
436	Nabi Biopharmaceuticals*	1,500
75	Nanosphere, Inc.*	263
232	Natus Medical, Inc.*	2,037
121	Neogen Corp.*	2,743
330	Neurocrine Biosciences, Inc.*	1,089
160	NovaMed, Inc.*	504
577	Novavax, Inc.*	1,408
208	Noven Pharmaceuticals, Inc.*	2,147
394	NPS Pharmaceuticals, Inc.*	1,363
293	NxStage Medical, Inc.*	656
76	Obagi Medical Products, Inc.*	457
206	Odyssey HealthCare, Inc.*	2,134
259	Omnicell, Inc.*	2,279
279	Optimer Pharmaceuticals, Inc.*	3,898
386	OraSure Technologies, Inc.*	1,397
223	Orexigen Therapeutics, Inc.*	633
141	Orthofix International N.V. (Netherlands)*	2,404
636	Orthovita, Inc.*	1,870
53	Osiris Therapeutics, Inc.*	672
351	Pain Therapeutics, Inc.*	1,664
114	Palomar Medical Technologies, Inc.*	982
236	Pharmasset, Inc.*	2,124
218	Poniard Pharmaceuticals, Inc.*	695
250	Pozen, Inc.*	1,915
254	Progenics Pharmaceuticals, Inc.*	1,392
463	QLT, Inc. (Canada)*	935
544	Questcor Pharmaceuticals, Inc.*	2,448
271	Quidel Corp.*	3,154

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
300	RadNet, Inc.*	$462
260	Repligen Corp.*	1,105
96	Repros Therapeutics, Inc.*	661
183	Res-Care, Inc.*	2,932
305	Rigel Pharmaceuticals, Inc.*	2,025
99	Rochester Medical Corp.*	1,045
468	RTI Biologics, Inc.*	1,657
93	RXi Pharmaceuticals Corp.*	423
403	Salix Pharmaceuticals Ltd.*	4,433
350	Sangamo Biosciences, Inc.*	1,488
449	Santarus, Inc.*	790
454	Savient Pharmaceuticals, Inc.*	2,397
725	Seattle Genetics, Inc.*	6,691
199	Senomyx, Inc.*	464
102	Somanetics Corp.*	1,653
142	SonoSite, Inc.*	2,562
274	Spectranetics Corp.*	1,069
264	Stereotaxis, Inc.*	882
362	Sun Healthcare Group, Inc.*	3,066
502	SuperGen, Inc.*	1,009
200	SXC Health Solutions Corp. (Canada)*	4,006
243	Syneron Medical Ltd. (Israel)*	1,645
104	Synovis Life Technologies, Inc.*	1,579
222	Synta Pharmaceuticals Corp.*	722
330	Theravance, Inc.*	4,728
421	TomoTherapy, Inc.*	1,086
129	TranS1, Inc.*	939
104	U.S. Physical Therapy, Inc.*	1,215
132	Vascular Solutions, Inc.*	891
57	Virtual Radiologic Corp.*	522
126	Vital Images, Inc.*	1,276
578	Vivus, Inc.*	2,318
133	Vnus Medical Technologies, Inc.*	2,946
1,151	XOMA Ltd.*	622
49	Young Innovations, Inc.	760
176	Zoll Medical Corp.*	2,830
287	Zymogenetics, Inc.*	1,005
		328,428
	Industrials—14.8%
188	3D Systems Corp.*	1,318
108	AAON, Inc.	2,104
262	Acacia Research - Acacia Technologies*	1,134
474	Advanced Battery Technologies, Inc.*	1,304
131	Aerovironment, Inc.*	3,099
223	Altra Holdings, Inc.*	1,220
106	American Commercial Lines, Inc.*	528
115	American Ecology Corp.	1,900
93	American Railcar Industries, Inc.	848
77	American Science & Engineering, Inc.	4,640
365	American Superconductor Corp.*	9,380

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE NASDAQ Small Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
88	American Woodmark Corp.	$1,822
242	Apogee Enterprises, Inc.	3,243
131	A-Power Energy Generation Systems Ltd.*	1,081
107	Applied Signal Technology, Inc.	2,114
134	Argon ST, Inc.*	2,732
187	Astec Industries, Inc.*	5,763
170	ATC Technology Corp.*	2,701
135	Atlas Air Worldwide Holdings, Inc.*	3,584
68	Barrett Business Services, Inc.	680
380	Beacon Roofing Supply, Inc.*	6,042
225	Canadian Solar, Inc. (China)*	1,474
1,460	Capstone Turbine Corp.*	1,168
160	Casella Waste Systems, Inc., Class A*	330
191	Celadon Group, Inc.*	1,306
236	Chart Industries, Inc.*	3,264
185	China Architectural Engineering, Inc.*	287
363	China BAK Battery, Inc.*	773
69	China Fire & Security Group, Inc.*	760
239	China Sunergy Co. Ltd. ADR (China)*	727
110	Coleman Cable, Inc.*	274
158	Columbus McKinnon Corp.*	2,048
101	Courier Corp.	1,584
92	CRA International, Inc.*	2,147
213	Diamond Management & Technology Consultants, Inc.	596
1,301	DryShips, Inc. (Greece)	9,652
81	DXP Enterprises, Inc.*	1,076
83	Dynamex, Inc.*	1,221
105	Dynamic Materials Corp.	1,684
392	Eagle Bulk Shipping, Inc.	2,556
194	Encore Wire Corp.	4,237
383	Ener1, Inc.*	2,256
317	Energy Recovery, Inc.*	2,498
83	EnerNOC, Inc.*	1,450
198	Euroseas Ltd.	950
1,383	Evergreen Solar, Inc.*	3,361
114	Exponent, Inc.*	3,181
74	First Advantage Corp., Class A*	1,061
170	Flanders Corp.*	903
568	Force Protection, Inc.*	4,328
99	FreightCar America, Inc.	1,904
111	Frozen Food Express Industries, Inc.	481
151	Fuel Tech, Inc.*	1,980
576	FuelCell Energy, Inc.*	1,832
180	Fushi Copperweld, Inc.*	914
153	GeoEye, Inc.*	3,808
187	Gibraltar Industries, Inc.	1,253
368	Great Lakes Dredge & Dock Corp.	1,457
116	H&E Equipment Services, Inc.*	873
79	Harbin Electric, Inc.*	630
433	Hawaiian Holdings, Inc.*	2,161

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
358	Healthcare Services Group, Inc.	$6,401
137	Heidrick & Struggles International, Inc.	2,315
67	Heritage-Crystal Clean, Inc.*	633
114	Herley Industries, Inc.*	1,179
150	Houston Wire & Cable Co.	1,446
55	Hurco Cos, Inc.*	843
50	ICF International, Inc.*	1,376
304	Innerworkings, Inc.*	1,535
313	Insituform Technologies, Inc., Class A*	4,798
147	Insteel Industries, Inc.	1,095
125	Integrated Electrical Services, Inc.*	1,201
468	Interface, Inc., Class A	2,710
50	Jinpan International Ltd. (China)	983
213	Kaman Corp.	3,602
262	Kelly Services, Inc., Class A	2,976
46	Key Technology, Inc.*	485
325	Kforce, Inc.*	3,546
212	Kimball International, Inc., Class B	1,164
23	K-Tron International, Inc.*	1,850
131	Ladish Co., Inc.*	992
56	Lawson Products, Inc.	643
85	LB Foster Co., Class A*	2,784
221	LECG Corp.*	643
75	LMI Aerospace, Inc.*	494
180	LSI Industries, Inc.	1,010
136	Marten Transport Ltd.*	2,821
8	Mitsui & Co. Ltd. ADR (Japan)	1,704
104	Multi-Color Corp.	1,234
76	Northwest Pipe Co.*	2,883
444	Odyssey Marine Exploration, Inc.*	1,545
27	Omega Flex, Inc.*	417
298	On Assignment, Inc.*	1,049
192	Orion Energy Systems, Inc.*	816
181	Orion Marine Group, Inc.*	2,711
219	Pacer International, Inc.	929
174	Paragon Shipping, Inc., Class A	564
13	Patriot Transportation Holding, Inc.*	898
765	Plug Power, Inc.*	757
114	PMFG, Inc.*	686
71	Powell Industries, Inc.*	2,555
763	Power-One, Inc.*	923
23	Preformed Line Products Co.	853
186	PRG-Schultz International, Inc.*	551
66	Protection One, Inc.*	203
150	Raven Industries, Inc.	3,585
182	RBC Bearings, Inc.*	3,367
215	Republic Airways Holdings, Inc.*	1,539
170	Rush Enterprises, Inc., Class A*	2,237
73	Rush Enterprises, Inc., Class B*	812
117	Saia, Inc.*	1,528
157	School Specialty, Inc.*	2,947

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE NASDAQ Small Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
102	SmartHeat, Inc.*	$576
275	Solarfun Power Holdings Co. Ltd. ADR (China)*	1,180
72	Standard Parking Corp.*	1,097
342	Star Bulk Carriers Corp.	1,050
109	Sterling Construction Co., Inc.*	2,046
104	Sun Hydraulics Corp.	1,882
516	Taser International, Inc.*	2,477
157	Team, Inc.*	2,256
117	Tecumseh Products Co., Class A*	1,195
33	Tecumseh Products Co., Class B*	357
113	Thermadyne Holdings Corp.*	362
111	Titan Machinery, Inc.*	1,124
146	Ultralife Corp.*	1,044
220	Ultrapetrol Bahamas Ltd.*	818
121	Universal Forest Products, Inc.	4,061
134	Universal Truckload Services, Inc.	1,651
68	USA Truck, Inc.*	956
736	Valence Technology, Inc.*	1,649
195	Vicor Corp.	1,047
118	Vitran Corp, Inc. (Canada)*	802
33	VSE Corp.	986
288	Waste Services, Inc.*	1,555
496	YRC Worldwide, Inc.*	1,503
		250,174
	Information Technology—26.2%
231	Acme Packet, Inc.*	1,781
216	Actel Corp.*	2,672
378	Actuate Corp.*	1,399
1,015	Adaptec, Inc.*	2,903
390	Advanced Analogic Technologies, Inc.*	1,872
261	Advanced Energy Industries, Inc.*	2,200
215	Airvana, Inc.*	1,223
498	Alvarion Ltd. (Israel)*	1,559
189	American Software, Inc., Class A	1,049
1,142	Amkor Technology, Inc.*	4,922
531	Anadigics, Inc.*	1,604
122	Anaren, Inc.*	1,587
544	Applied Micro Circuits Corp.*	2,965
195	ArcSight, Inc.*	2,945
602	ARM Holdings PLC ADR (United Kingdom)	3,197
1,082	Art Technology Group, Inc.*	3,397
524	Aruba Networks, Inc.*	2,458
387	AsiaInfo Holdings, Inc.*	6,481
70	ASM International N.V. (Netherlands)*	833
269	ATMI, Inc.*	4,248
118	Bankrate, Inc.*	2,950
18	Bel Fuse, Inc., Class A	261
79	Bel Fuse, Inc., Class B	1,278
403	BigBand Networks, Inc.*	2,362

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
324	Blue Coat Systems, Inc.*	$4,296
637	Borland Software Corp.*	484
162	Bottomline Technologies, Inc.*	1,272
508	Brightpoint, Inc.*	2,647
531	Brooks Automation, Inc.*	3,303
58	Cass Information Systems, Inc.	1,956
669	CDC Corp., Class A (Hong Kong)*	789
309	Ceragon Networks Ltd. (Israel)*	1,576
164	CEVA, Inc.*	1,353
135	China Finance Online Co. Ltd. ADR (China)*	1,582
297	China Information Security Technology, Inc.*	903
545	Cirrus Logic, Inc.*	2,534
222	Cogo Group, Inc.*	1,816
195	Cohu, Inc.	1,903
183	comScore, Inc.*	2,335
184	Comverge, Inc.*	1,411
176	Constant Contact, Inc.*	2,804
72	CPI International, Inc.*	788
578	Cybersource Corp.*	8,444
338	Daktronics, Inc.	3,056
159	Deltek, Inc.*	655
174	DemandTec, Inc.*	1,256
179	DG FastChannel, Inc.*	4,176
213	Digi International, Inc.*	1,549
257	Diodes, Inc.*	3,824
81	DivX, Inc.*	416
184	Double-Take Software, Inc.*	1,494
224	DSP Group, Inc.*	1,409
147	DTS, Inc.*	3,918
63	Ebix, Inc.*	1,751
257	Echelon Corp.*	2,046
162	Electro Rent Corp.	1,550
227	Electro Scientific Industries, Inc.*	1,952
685	Emcore Corp.*	849
128	EMS Technologies, Inc.*	2,438
946	Entegris, Inc.*	1,400
400	Entrust, Inc.*	780
502	Epicor Software Corp.*	2,771
295	EPIQ Systems, Inc.*	4,564
405	Exar Corp.*	2,491
73	ExlService Holdings, Inc.*	680
741	Extreme Networks, Inc.*	1,304
195	Ezchip Semiconductor Ltd. (Israel)*	2,987
304	FalconStor Software, Inc.*	1,125
138	FARO Technologies, Inc.*	2,092
3,966	Finisar Corp.*	2,618
145	Forrester Research, Inc.*	3,684
55	Fundtech Ltd. (Israel)*	458
317	GigaMedia Ltd. (Taiwan, Republic of China)*	2,108

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE NASDAQ Small Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
345	Gilat Satellite Networks Ltd. (Israel)*	$1,270
175	Globecomm Systems, Inc.*	1,190
208	Gmarket, Inc. ADR (South Korea)*	4,975
297	GSI Commerce, Inc.*	4,220
331	Hackett Group (The), Inc.*	745
794	Harmonic, Inc.*	5,820
221	Harris Stratex Networks, Inc., Class A*	888
805	Himax Technologies, Inc. ADR (Taiwan, Republic of China)	2,182
71	Hughes Communications, Inc.*	1,361
140	i2 Technologies, Inc.*	1,249
114	ICx Technologies, Inc.*	426
225	iGate Corp.	853
247	Immersion Corp.*	1,030
355	infoGROUP, Inc.	1,438
273	Information Services Group, Inc.*	808
288	InfoSpace, Inc.*	1,909
382	Insight Enterprises, Inc.*	2,185
144	Integral Systems, Inc.*	955
115	Interactive Intelligence, Inc.*	1,265
424	Internap Network Services Corp.*	1,179
257	Internet Brands, Inc., Class A*	1,575
321	Internet Capital Group, Inc.*	1,743
82	Internet Gold-Golden Lines Ltd. (Israel)*	390
187	Intevac, Inc.*	1,288
544	Ipass, Inc.*	620
162	Isilon Systems, Inc.*	416
141	Ituran Location & Control Ltd. (Israel)	1,105
213	Ixia*	1,227
195	IXYS Corp.	1,860
258	JDA Software Group, Inc.*	3,640
189	Kenexa Corp.*	1,240
122	Keynote Systems, Inc.*	941
272	Knot (The), Inc.*	2,467
568	Kopin Corp.*	1,562
969	Lattice Semiconductor Corp.*	1,686
277	Limelight Networks, Inc.*	1,357
175	Liquidity Services, Inc.*	1,318
181	Littelfuse, Inc.*	2,967
58	LoopNet, Inc.*	498
169	Loral Space & Communications, Inc.*	3,946
150	Manhattan Associates, Inc.*	2,493
230	Marchex, Inc., Class B	1,040
447	Mattson Technology, Inc.*	514
191	Maxwell Technologies, Inc.*	1,956
268	Mellanox Technologies Ltd. (Israel)*	2,734
76	MicroStrategy, Inc., Class A*	2,957
445	Microtune, Inc.*	930
387	ModusLink Global Solutions, Inc.*	1,432
212	Monolithic Power Systems, Inc.*	3,922

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
217	Monotype Imaging Holdings, Inc.*	$805
1,273	Move, Inc.*	2,610
1,384	MRV Communications, Inc.*	637
379	MSC.Software Corp.*	2,327
86	Multi-Fineline Electronix, Inc.*	1,726
69	NCI, Inc., Class A*	1,681
256	Ness Technologies, Inc.*	945
136	Netlogic Microsystems, Inc.*	4,432
340	Netscout Systems, Inc.*	3,057
301	Newport Corp.*	1,502
393	NIC, Inc.	2,122
85	Novatel Wireless, Inc.*	582
38	NVE Corp*	1,446
335	O2Micro International Ltd. ADR (Cayman Islands)*	1,464
430	OmniVision Technologies, Inc.*	4,089
252	Online Resources Corp.*	1,081
958	OpenTV Corp., Class A*	1,408
173	Oplink Communications, Inc.*	1,910
135	Opnet Technologies, Inc.*	1,161
575	Opnext, Inc.*	1,455
272	Orbcomm, Inc.*	348
290	Orbotech Ltd. (Israel)*	1,479
148	OSI Systems, Inc.*	2,775
1,135	Palm, Inc.*	11,905
163	Parkervision, Inc.*	456
70	PC Connection, Inc.*	347
152	PC-Tel, Inc.	740
122	Pegasystems, Inc.	2,131
114	Perfect World Co. Ltd. ADR (Cayman Islands)*	2,070
272	Perficient, Inc.*	1,896
213	Pericom Semiconductor Corp.*	1,898
240	Phoenix Technologies Ltd.*	684
233	Power Integrations, Inc.	4,963
320	Presstek, Inc.*	618
109	QAD, Inc.	290
257	Rackable Systems, Inc.*	1,172
271	Radiant Systems, Inc.*	1,997
195	Radisys Corp.*	1,398
179	RADVision Ltd. (Israel)*	1,235
153	RADWARE Ltd. (Israel)*	985
102	Renaissance Learning, Inc.	979
2,194	RF Micro Devices, Inc.*	4,629
117	RightNow Technologies, Inc.*	883
79	Rimage Corp.*	1,163
132	Rubicon Technology, Inc.*	1,119
200	Rudolph Technologies, Inc.*	1,046
454	S1 Corp.*	2,815
4,470	Sanmina-SCI Corp.*	2,503
254	Seachange International, Inc.*	1,593

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE NASDAQ Small Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
213	Semitool, Inc.*	$1,012
145	ShoreTel, Inc.*	724
259	Sierra Wireless, Inc. (Canada)*	1,461
222	Sigma Designs, Inc.*	2,868
622	Silicon Image, Inc.*	1,692
279	Silicon Motion Technology Corp. ADR (Taiwan, Republic of China)*	896
800	Silicon Storage Technology, Inc.*	1,480
522	SiRF Technology Holdings, Inc.*	1,451
263	Smith Micro Software, Inc.*	2,262
447	SonicWALL, Inc.*	2,427
161	Sourcefire, Inc.*	1,744
114	SPSS, Inc.*	3,523
186	Standard Microsystems Corp.*	2,950
218	STEC, Inc.*	2,093
169	Stratasys, Inc.*	1,582
350	SuccessFactors, Inc.*	3,049
266	SumTotal Systems, Inc.*	1,024
218	Super Micro Computer, Inc.*	1,138
108	Supertex, Inc.*	2,778
404	SupportSoft, Inc.*	909
216	Switch & Data Facilities Co., Inc.*	2,499
373	Symmetricom, Inc.*	1,858
291	Symyx Technologies, Inc.*	1,408
82	Synchronoss Technologies, Inc.*	1,089
255	Taleo Corp., Class A*	3,063
106	TechTarget, Inc.*	425
54	Techwell, Inc.*	398
313	TeleCommunication Systems, Inc., Class A*	3,071
98	Telvent GIT S.A. (Spain)	1,594
494	Terremark Worldwide, Inc.*	1,922
127	The9 Ltd. ADR (China)	1,189
258	TheStreet.com, Inc.	550
560	THQ, Inc.*	1,915
855	TiVo, Inc.*	6,412
25	Travelzoo, Inc.*	216
528	Trident Microsystems, Inc.*	723
1,223	TriQuint Semiconductor, Inc.*	4,684
355	TTM Technologies, Inc.*	2,634
207	Ultimate Software Group, Inc.*	3,877
197	Ultratech, Inc.*	2,663
300	Universal Display Corp.*	3,387
1,050	UTStarcom, Inc.*	1,229
232	VASCO Data Security International, Inc.*	1,605
208	Veeco Instruments, Inc.*	1,506
199	Vignette Corp.*	1,644
147	Virtusa Corp*	939
118	Vocus, Inc.*	2,006
213	Volterra Semiconductor Corp.*	2,447
81	WebMD Health Corp., Class A*	2,091
110	Yucheng Technologies Ltd. (China)*	784

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
565	Zix Corp.*	$684
429	Zoran Corp.*	3,835
141	Zygo Corp.*	708
		442,190
	Materials—2.1%
42	AEP Industries, Inc.*	854
748	Altair Nanotechnologies, Inc.*	868
151	Balchem Corp.	3,758
465	Century Aluminum Co.*	1,879
65	China Natural Resources, Inc. (Hong Kong)*	610
197	DRDGOLD Ltd. ADR (South Africa)	1,546
87	GenTek, Inc.*	1,661
99	Haynes International, Inc.*	2,235
304	Horsehead Holding Corp.*	2,171
238	ICO, Inc.*	588
133	Innophos Holdings, Inc.	1,972
197	Innospec, Inc.	1,548
161	KapStone Paper and Packaging Corp.*	459
220	Landec Corp.*	1,487
152	Lihir Gold Ltd. ADR (Australia)*	3,253
90	Olympic Steel, Inc.	1,651
98	Penford Corp.	438
219	A. Schulman, Inc.	3,436
354	ShengdaTech, Inc.*	1,281
307	U.S. Concrete, Inc.*	608
16	United States Lime & Minerals, Inc.*	620
287	Zoltek Cos., Inc.*	2,259
		35,182
	Telecommunication Services—2.1%
361	Alaska Communications Systems Group, Inc.	2,177
66	America Movil SAB de CV ADR, Class A (Mexico)	2,198
95	Atlantic Tele-Network, Inc.	2,098
280	Cogent Communications Group, Inc.*	2,363
186	Consolidated Communications Holdings, Inc.	2,093
126	D&E Communications, Inc.	706
316	General Communication, Inc., Class A*	2,421
324	Ibasis, Inc.*	340
1,290	ICO Global Communications Holdings Ltd.*	710
143	iPCS, Inc.*	2,076
203	Neutral Tandem, Inc.*	5,806
905	PAETEC Holding Corp.*	2,778
113	Partner Communications ADR (Israel)	1,836
197	Shenandoah Telecommunications Co.	3,866
117	SureWest Communications	753
46	Telefonos de Mexico SAB de CV ADR, Series A (Mexico)	736
193	USA Mobility, Inc.	2,146
		35,103

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares FTSE NASDAQ Small Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Utilities—0.3%
104	Cadiz, Inc.*	$629
122	Consolidated Water Co., Inc. (Cayman Islands)	1,637
113	Middlesex Water Co.	1,593
211	Southwest Water Co.	1,211
		5,070
	Total Common Stocks and Other Equity Interests (Cost $2,271,386)	1,680,344
	Rights—0.0%
	Healthcare—0.0%
120	Biometric Therapeutic, Inc., expiring 06/15/09	1
	Information Technology—0.0%
109	Deltek, Inc., expiring 05/27/09	56
	Total Rights (Cost $0)	57
	Total Investments (Cost $2,271,386)—99.5%	1,680,401
	Other assets less liabilities—0.5%	7,929
	Net Assets—100.0%	$1,688,330

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Zacks Micro Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.4%
	Consumer Discretionary—14.8%
20,070	American Greetings Corp., Class A	$157,550
7,491	America's Car-Mart, Inc.*	121,504
7,309	BJ's Restaurants, Inc.*	120,525
11,167	Cabela's, Inc.*	143,049
7,777	California Pizza Kitchen, Inc.*	122,177
14,163	Callaway Golf Co.	106,931
5,575	Cato (The) Corp., Class A	107,152
3,389	Churchill Downs, Inc.	117,971
4,447	Citi Trends, Inc.*	109,218
7,245	Conn's, Inc.*	119,108
5,574	Core-Mark Holding Co., Inc.*	106,854
10,942	DSW, Inc., Class A*	118,940
33,871	Exide Technologies*	183,920
15,368	Finish Line (The), Inc., Class A	130,628
9,005	Fred's, Inc., Class A	123,008
7,541	Fuel Systems Solutions, Inc.*	115,151
12,195	Gaylord Entertainment Co.*	169,998
5,395	Genesco, Inc.*	122,898
7,270	Group 1 Automotive, Inc.	154,851
9,639	Haverty Furniture Cos., Inc.	104,583
7,364	Helen of Troy Ltd.*	117,456
9,078	Hot Topic, Inc.*	111,115
8,219	JAKKS Pacific, Inc.*	103,970
6,204	Jo-Ann Stores, Inc.*	113,657
24,073	Jones Apparel Group, Inc.	222,434
3,650	Jos. A. Bank Clothiers, Inc.*	147,606
11,907	K-Swiss, Inc., Class A	119,546
5,547	Lincoln Educational Services Corp.*	92,025
38,057	Live Nation, Inc.*	148,803
7,973	Lumber Liquidators, Inc.*	119,276
11,947	Marcus Corp.	151,727
8,908	Meritage Homes Corp.*	185,375
3,732	Monro Muffler, Inc.	93,188
13,475	Movado Group, Inc.	123,566
1,659	National Presto Industries, Inc.	118,220
4,442	P.F. Chang's China Bistro, Inc.*	134,060
6,166	PetMed Express, Inc.*	100,259
14,424	Pinnacle Entertainment, Inc.*	180,012
9,466	Rex Stores Corp.*	112,645
10,483	Ruby Tuesday, Inc.*	80,509
6,744	Scholastic Corp.	133,059
9,818	Shoe Carnival, Inc.*	114,478
15,247	Skechers U.S.A., Inc., Class A*	178,390
5,356	Skyline Corp.	111,030
8,589	Speedway Motorsports, Inc.	128,835
10,084	Stage Stores, Inc.	123,529
13,424	Steak n Shake (The) Co.*	155,181
5,403	Steven Madden Ltd.*	158,956
31,368	Stewart Enterprises, Inc., Class A	109,474
8,245	Sturm Ruger & Co., Inc.	101,496

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
8,559	Superior Industries International, Inc.	$129,070
7,873	Systemax, Inc.*	132,739
3,653	UniFirst Corp.	136,220
30,239	Wet Seal (The), Inc., Class A*	115,211
		6,959,133
	Consumer Staples—4.3%
26,456	Alliance One International, Inc.*	99,210
2,917	American Italian Pasta Co., Class A*	91,710
13,356	Central Garden & Pet Co.*	128,485
13,527	Central Garden & Pet Co., Class A*	122,690
15,338	Chiquita Brands International, Inc.*	116,109
3,628	Diamond Foods, Inc.	95,017
17,425	Elizabeth Arden, Inc.*	150,900
5,717	Farmer Bros. Co.	112,911
21,076	Heckmann Corp.*	111,071
2,943	J & J Snack Foods Corp.	114,071
24,487	Medifast, Inc.*	171,163
3,607	Nash Finch Co.	105,649
5,764	Pantry (The), Inc.*	136,146
19,610	Prestige Brands Holdings, Inc.*	126,681
4,883	Seneca Foods Corp., Class A*	119,267
18,175	Smart Balance, Inc.*	127,770
11,438	Zhongpin, Inc.*	100,083
		2,028,933
	Energy—4.8%
41,819	Advantage Energy Income Fund (Canada)	111,657
15,711	Basic Energy Services, Inc.*	160,251
81,308	Boots & Coots International Control, Inc.*	139,850
15,553	BreitBurn Energy Partners LP	98,606
3,489	Clayton Williams Energy, Inc.*	104,775
6,798	Duncan Energy Partners LP	123,588
19,853	Eagle Rock Energy Partners LP	75,243
3,510	Enbridge Energy Management LLC*	121,376
7,019	EV Energy Partner LP	126,693
9,937	Genesis Energy LP	119,940
5,742	K-Sea Transportation Partners LP	113,290
8,180	Legacy Reserves L.P.	100,532
40,178	Newpark Resources, Inc.*	112,498
12,395	OSG America LP	110,068
20,541	Rosetta Resources, Inc.*	144,814
11,339	Targa Resources Partners LP	130,625
8,884	Teekay Offshore Partners LP (Marshall Islands)	121,533
6,056	TransMontaigne Partners LP	122,331
19,211	Vaalco Energy, Inc.*	91,636
		2,229,306
	Financials—26.4%
5,615	1st Source Corp.	110,279
12,268	Abington Bancorp, Inc.	107,836

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Zacks Micro Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
10,557	Alternative Asset Management Acquisition Corp.*	$102,192
24,421	American Equity Investment Life Holding Co.	137,490
2,482	American Physicians Capital, Inc.	103,400
5,299	American Physicians Service Group, Inc.	106,457
8,834	American Safety Insurance Holdings, Ltd. (Bermuda)*	100,531
6,629	Amerisafe, Inc.*	101,821
16,588	Anworth Mortgage Asset Corp. REIT	106,661
5,376	Baldwin & Lyons, Inc., Class B	107,789
16,051	BancTrust Financial Group, Inc.	105,616
11,219	Bank Mutual Corp.	115,219
4,391	Bank of the Ozarks, Inc.	109,029
10,177	BankFinancial Corp.	108,894
4,445	Berkshire Hills Bancorp, Inc.	100,279
10,696	Brookline Bancorp, Inc.	106,104
1,317	Capital Southwest Corp.	102,410
17,694	Cardinal Financial Corp.	138,898
6,483	Cash America International, Inc.	144,960
18,134	Central Pacific Financial Corp.	106,265
25,913	CFS Bancorp, Inc.	94,842
4,886	Chemical Financial Corp.	104,316
13,995	Citizens, Inc.*	100,904
6,059	Community Bank System, Inc.	99,671
3,804	Community Trust Bancorp, Inc.	115,109
11,351	Compass Diversified Holdings	101,478
20,860	Cowen Group, Inc.*	120,362
15,113	Crawford & Co., Class B*	89,922
25,353	DiamondRock Hospitality Co. REIT	164,542
6,599	Donegal Group, Inc., Class A	96,609
14,769	DuPont Fabros Technology, Inc. REIT	125,389
22,229	East West Bancorp, Inc.	151,825
13,081	Eastern Insurance Holdings, Inc.	105,564
4,837	EMC Insurance Group, Inc.	109,606
22,433	Encore Capital Group, Inc.*	196,065
7,638	ESSA Bancorp, Inc.	104,182
6,573	Evercore Partners, Inc., Class A	124,098
18,457	Extra Space Storage, Inc. REIT	131,229
4,804	Financial Federal Corp.	118,226
8,494	First Bancorp	103,372
13,108	First Busey Corp.	102,636
6,827	First Cash Financial Services, Inc.*	112,236
10,682	First Financial Bancorp	115,259
2,744	First Financial Corp.	101,802
12,199	First Financial Northwest, Inc.	98,446
9,424	First Merchants Corp.	114,596
7,047	First Mercury Financial Corp.*	93,161
13,733	First Potomac Realty Trust REIT	134,446
2,745	FPIC Insurance Group, Inc.*	83,832
11,371	Gladstone Commercial Corp. REIT	133,268
11,557	Greene Bankshares, Inc.	98,235

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
6,360	Greenlight Capital Re Ltd., Class A (Cayman Islands)*	$98,453
16,759	Harleysville National Corp.	146,976
7,515	Heartland Financial USA, Inc.	111,072
20,203	Hercules Technology Growth Capital, Inc.	121,420
5,086	Home BancShares, Inc.	112,146
12,146	Horace Mann Educators Corp.	106,642
6,899	Independent Bank Corp.	137,704
2,989	Infinity Property & Casualty Corp.	105,332
10,307	Investors Real Estate Trust REIT	95,340
2,852	Kansas City Life Insurance Co.	62,830
27,169	LaBranche & Co., Inc.*	113,566
12,659	Lakeland Bancorp, Inc.	107,728
5,301	Lakeland Financial Corp	99,500
12,633	MainSource Financial Group, Inc.	109,402
16,662	Meadowbrook Insurance Group, Inc.	99,139
13,719	Medallion Financial Corp.	101,109
27,830	Medical Properties Trust, Inc. REIT	148,612
7,117	Mercer Insurance Group, Inc.	104,051
15,882	Mission West Properties, Inc. REIT	108,156
902	National Western Life Insurance Co., Class A	102,729
11,479	Nelnet, Inc., Class A*	69,218
9,304	Northfield Bancorp, Inc.	105,135
43,805	NorthStar Realty Finance Corp. REIT	138,862
8,318	NYMAGIC, Inc.	98,069
15,016	Pacific Capital Bancorp	104,211
9,869	Parkway Properties, Inc. REIT	136,883
15,808	Penson Worldwide, Inc.*	160,294
7,826	Peoples Bancorp, Inc.	129,677
6,198	Peoples Financial Corp.	103,011
3,385	Pico Holdings, Inc.*	101,550
4,288	Pinnacle Financial Partners, Inc.*	76,498
3,958	Piper Jaffray Cos.*	137,224
24,367	PMA Capital Corp., Class A*	91,376
11,878	Provident New York Bancorp	100,607
83,288	RAIT Financial Trust REIT	123,266
8,094	Renasant Corp.	114,125
5,451	Republic Bancorp, Inc., Class A	121,230
3,270	Safety Insurance Group, Inc.	108,074
12,880	Santander BanCorp	86,296
4,864	SCBT Financial Corp.	112,212
9,714	SeaBright Insurance Holdings, Inc.*	90,146
4,021	Simmons First National Corp., Class A	104,265
10,818	Southwest Bancorp, Inc.	74,103
5,051	Sovran Self Storage, Inc. REIT	113,850
15,540	Sterling Bancshares, Inc.	103,341
5,199	Stewart Information Services Corp.	117,549
20,560	Sun Bancorp, Inc.*	135,285
6,546	SWS Group, Inc.	83,723
9,037	Texas Capital Bancshares, Inc.*	126,518
2,363	Tompkins Financial Corp.	99,600

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Zacks Micro Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,921	Transcontinental Realty Investors, Inc.*	$21,678
6,062	TriCo Bancshares	96,992
7,336	Union Bankshares Corp.	125,372
8,990	United America Indemnity Ltd., Class A*	45,579
7,753	United Financial Bancorp, Inc.	102,882
5,810	Univest Corp. of Pennsylvania	121,255
7,584	Urstadt Biddle Properties, Inc., Class A REIT	116,490
10,258	Victory Acquisition Corp.*	102,580
11,559	Westfield Financial, Inc.	107,961
19,710	Wilshire Bancorp, Inc.	79,628
8,272	Wintrust Financial Corp.	140,624
4,547	WSFS Financial Corp.	123,269
		12,409,773
	Health Care—10.4%
10,766	Albany Molecular Research, Inc.*	105,076
80,029	Allied Healthcare International, Inc.*	124,845
21,960	Allion Healthcare, Inc.*	122,317
5,327	Almost Family, Inc.*	131,577
14,975	Anadys Pharmaceuticals, Inc.*	37,288
9,034	Angiodynamics, Inc.*	114,461
40,406	ATS Medical, Inc.*	107,884
7,900	Cantel Medical Corp.*	111,627
7,047	CONMED Corp.*	93,866
14,287	Cypress Bioscience, Inc.*	102,866
7,532	Emergent Biosolutions, Inc.*	80,668
6,579	Ensign Group (The), Inc.	101,975
6,676	Gentiva Health Services, Inc.*	106,349
22,724	Geron Corp.*	116,801
5,258	Greatbatch, Inc.*	110,628
7,681	Hanger Orthopedic Group, Inc.*	106,843
12,154	Healthspring, Inc.*	112,181
3,166	ICU Medical, Inc.*	119,042
14,315	Immunogen, Inc.*	99,489
6,331	Invacare Corp.	97,434
5,354	IPC The Hospitalist Co., Inc.*	98,139
4,570	LHC Group, Inc.*	104,287
6,184	Matrixx Initiatives, Inc.*	105,870
14,944	Maxygen, Inc.*	87,422
13,984	MedCath Corp.*	141,519
8,322	Merit Medical Systems, Inc.*	129,074
3,565	MWI Veterinary Supply, Inc.*	110,800
27,466	Nabi Biopharmaceuticals*	94,483
11,947	Natus Medical, Inc.*	104,895
10,477	Odyssey HealthCare, Inc.*	108,542
7,708	Optimer Pharmaceuticals, Inc.*	107,681
10,731	Par Pharmaceutical Cos., Inc.*	115,144
6,106	PharMerica Corp.*	111,435
57,404	QLT, Inc. (Canada)*	115,956
5,812	RehabCare Group, Inc.*	97,060
6,973	Res-Care, Inc.*	111,707

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
10,694	Salix Pharmaceuticals Ltd.*	$117,634
12,369	Skilled Healthcare Group, Inc., Class A*	107,981
12,043	Sun Healthcare Group, Inc.*	102,004
4,708	SXC Health Solutions Corp. (Canada)*	94,301
82,813	Theragenics Corp.*	102,688
8,245	Triple-S Management Corp., Class B*	105,701
19,366	ViroPharma, Inc.*	109,031
9,011	Vital Images, Inc.*	91,281
4,790	Vnus Medical Technologies*	106,099
7,074	Zoll Medical Corp.*	113,750
		4,897,701
	Industrials—15.7%
8,093	AAR Corp.*	121,962
17,060	Aceto Corp.	121,979
4,859	Aerovironment, Inc.*	114,964
21,871	Aircastle Ltd. (Bermuda)	144,349
9,528	Alamo Group, Inc.	107,285
5,791	American Woodmark Corp.	119,874
9,249	Apogee Enterprises, Inc.	123,937
5,033	Applied Signal Technology, Inc.	99,452
5,350	Argon ST, Inc.*	109,087
5,351	Arkansas Best Corp.	123,501
5,863	Atlas Air Worldwide Holdings, Inc.*	155,663
7,584	Beacon Roofing Supply, Inc.*	120,586
10,461	CDI Corp.	125,009
5,602	Ceradyne, Inc.*	96,578
21,473	China Yuchai International Ltd. (Bermuda)	169,206
9,788	Comfort Systems USA, Inc.	105,613
6,205	Cornell Cos., Inc.*	112,807
6,994	Ducommun, Inc.	121,136
17,549	Dycom Industries, Inc.*	147,763
4,737	Encore Wire Corp.	103,456
8,387	EnerSys*	142,998
11,462	Ennis, Inc.	103,158
5,921	EnPro Industries, Inc.*	94,499
21,183	Force Protection, Inc.*	161,414
5,382	G&K Services, Inc., Class A	134,389
21,520	Gibraltar Industries, Inc.	144,184
13,548	Griffon Corp.*	117,461
8,493	Herley Industries, Inc.*	87,818
4,411	ICF International, Inc.*	121,347
6,485	Insituform Technologies, Inc., Class A*	99,415
14,609	Insteel Industries, Inc.	108,837
12,609	Kelly Services, Inc., Class A	143,238
11,179	Korn/Ferry International*	118,386
6,331	Layne Christensen Co.*	137,129
5,453	Marten Transport Ltd.*	113,095
6,455	McGrath Rentcorp	136,459
3,904	Michael Baker Corp.*	131,174
8,760	Mobile Mini, Inc.*	120,012

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Zacks Micro Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
30,804	Mueller Water Products, Inc., Class A	$129,069
44,168	Navios Maritime Holdings, Inc. (Greece)	182,413
3,563	Northwest Pipe Co.*	135,145
37,506	On Assignment, Inc.*	132,021
29,124	Paragon Shipping, Inc., Class A	94,362
10,997	Pike Electric Corp.*	114,149
2,877	Powell Industries, Inc.*	103,543
15,681	Republic Airways Holdings, Inc.*	112,276
11,391	Rush Enterprises, Inc., Class A*	149,906
8,521	Saia, Inc.*	111,284
5,760	School Specialty, Inc.*	108,115
48,862	Spherion Corp.*	175,414
11,040	Standex International Corp.	153,125
5,696	Sterling Construction Co., Inc.*	106,914
6,229	Tredegar Corp.	109,506
13,324	Trex Co., Inc.*	145,898
3,833	Universal Forest Products, Inc.	128,635
7,198	Viad Corp.	137,338
15,283	Volt Information Sciences, Inc.*	109,732
23,761	Waste Services, Inc.*	128,309
61,243	WCA Waste Corp.*	125,548
		7,351,922
	Information Technology—18.8%
10,042	Actel Corp.*	124,220
42,330	Adaptec, Inc.*	121,064
13,498	Advanced Energy Industries, Inc.*	113,788
9,297	Anaren, Inc.*	120,954
20,904	Applied Micro Circuits Corp.*	113,927
11,121	Avid Technology, Inc.*	123,109
7,561	Bel Fuse, Inc., Class B	122,337
4,296	Black Box Corp.	117,582
21,990	Brooks Automation, Inc.*	136,778
4,215	Cabot Microelectronics Corp.*	121,434
37,227	Ciber, Inc.*	120,243
27,019	Cirrus Logic, Inc.*	125,638
7,606	Cognex Corp.	107,016
5,894	Coherent, Inc.*	111,986
9,373	Compellent Technologies, Inc.*	104,603
7,116	CSG Systems International, Inc.*	103,182
5,429	DG FastChannel, Inc.*	126,659
13,258	Digi International, Inc.*	96,386
14,043	Dynamics Research Corp.*	115,855
10,557	Electro Rent Corp.	101,030
10,378	Electronics for Imaging, Inc.*	101,912
5,820	EMS Technologies, Inc.*	110,871
5,645	EPIQ Systems, Inc.*	87,328
16,301	Exar Corp.*	100,251
30,234	Exfo Electro-Optical Engineering, Inc. (Canada)*	116,099
8,203	Ezchip Semiconductor Ltd. (Israel)*	125,670

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
27,239	Fairchild Semiconductor International, Inc.*	$167,791
4,933	Forrester Research, Inc.*	125,348
17,547	Globecomm Systems, Inc.*	119,320
13,279	Imation Corp.	132,790
19,531	InfoSpace, Inc.*	129,491
11,829	Integral Systems, Inc.*	78,426
17,304	Internet Brands, Inc., Class A*	106,074
12,611	IXYS Corp.	120,309
8,808	JDA Software Group, Inc.*	124,281
12,810	Keynote Systems, Inc.*	98,765
19,880	L-1 Identity Solutions, Inc.*	145,522
4,762	Loral Space & Communications, Inc.*	111,193
22,903	Mentor Graphics Corp.*	153,908
18,389	Mercury Computer Systems, Inc.*	149,319
28,400	Methode Electronics, Inc.	170,967
6,034	Multi-Fineline Electronix, Inc.*	121,102
14,191	Netscout Systems, Inc.*	127,577
15,113	OmniVision Technologies, Inc.*	143,725
13,204	Oplink Communications, Inc.*	145,772
11,737	Opnet Technologies, Inc.*	100,938
6,654	OSI Systems, Inc.*	124,763
5,891	Park Electrochemical Corp.	121,355
23,635	PC-Tel, Inc.	115,102
28,450	Perceptron, Inc.*	102,705
8,424	Plantronics, Inc.	107,322
25,029	Rackable Systems, Inc.*	114,132
20,370	RADVision Ltd. (Israel)*	140,553
43,610	RealNetworks, Inc.*	107,281
5,382	Rogers Corp.*	136,972
19,729	S1 Corp.*	122,320
17,714	Seachange International, Inc.*	111,067
42,338	Silicon Image, Inc.*	115,159
61,596	Silicon Storage Technology, Inc.*	113,953
19,436	Smith Micro Software, Inc.*	167,149
22,779	SonicWALL, Inc.*	123,690
5,478	Standard Microsystems Corp.*	86,881
13,791	STEC, Inc.*	132,394
4,391	Supertex, Inc.*	112,937
29,032	Symmetricom, Inc.*	144,579
5,182	SYNNEX Corp.*	111,568
11,094	TeleCommunication Systems, Inc., Class A*	108,832
41,126	TriQuint Semiconductor, Inc.*	157,512
17,515	TTM Technologies, Inc.*	129,961
8,141	Ultratech, Inc.*	110,066
15,211	Vignette Corp.*	125,643
15,884	Wind River Systems, Inc.*	116,430
11,562	Zoran Corp.*	103,364
		8,806,230
	Materials—3.2%
11,380	AM Castle & Co.	110,272
7,336	Brush Engineered Materials, Inc.*	124,125

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Zacks Micro Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
12,883	Bway Holding Co.*	$120,070
16,296	Glatfelter	144,708
32,369	Headwaters, Inc.*	81,570
9,012	Innophos Holdings, Inc.	133,648
6,707	Olympic Steel, Inc.	123,006
7,518	A. Schulman, Inc.	117,957
5,494	Schweitzer-Mauduit International, Inc.	126,197
3,732	Stepan Co.	147,675
49,825	US Gold Corp.*	99,152
19,318	Wausau Paper Corp.	168,647
		1,497,027
	Telecommunication Services—0.9%
18,812	D&E Communications, Inc.	105,347
15,220	General Communication, Inc., Class A*	116,585
12,956	SureWest Communications	83,437
11,043	USA Mobility, Inc.	122,798
		428,167
	Utilities—1.1%
7,680	Brookfield Infrastructure Partners LP (Bermuda)	104,832
5,865	Central Vermont Public Service Corp.	100,643
3,345	Chesapeake Utilities Corp.	97,975
7,042	Empire District Electric (The) Co.	105,419
39,094	Star Gas Partners LP	123,146
		532,015
	Total Common Stocks and Other Equity Interests (Cost $53,748,220)	47,140,207
	Money Market Fund—0.0%
11,657	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $11,657)	11,657
	Total Investments (Cost $53,759,877)—100.4%	47,151,864
	Liabilities in excess of other assets—(0.4%)	(191,466)
	Net Assets—100.0%	$46,960,398

REIT Real Estate Investment Trust.

*  Non-income producing security.

See Notes to Financial Statements.

Schedule of Investments

PowerShares Zacks Small Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.5%
	Consumer Discretionary—13.1%
7,555	America's Car-Mart, Inc.*	$122,542
14,644	Brown Shoe Co., Inc.	94,161
3,247	Buckle (The), Inc.	121,340
4,042	Carter's, Inc.*	86,418
5,191	Cato (The) Corp., Class A	99,771
7,207	Citi Trends, Inc.*	177,005
1,314	Deckers Outdoor Corp.*	74,267
7,967	Dress Barn, Inc.*	120,620
9,925	Einstein Noah Restaurant Group, Inc.*	107,091
5,951	Fossil, Inc.*	119,972
2,627	Fuel Systems Solutions, Inc.*	40,114
4,269	Harman International Industries, Inc.	77,653
4,066	Hawk Corp., Class A*	58,347
13,708	Interval Leisure Group, Inc.*	109,801
9,037	iRobot Corp.*	103,654
5,378	Jo-Ann Stores, Inc.*	98,525
6,406	K-Swiss, Inc., Class A	64,316
13,132	Live Nation, Inc.*	51,346
7,673	Maidenform Brands, Inc.*	97,831
5,895	Men's Wearhouse (The), Inc.	109,883
13,818	New York Times (The) Co., Class A	74,341
6,255	Overstock.com, Inc.*	84,317
10,390	Shutterfly, Inc.*	133,096
6,895	Skechers U.S.A., Inc., Class A*	80,672
8,396	Stamps.com, Inc.*	78,587
5,941	Steinway Musical Instruments*	79,788
		2,465,458
	Consumer Staples—2.9%
2,908	American Italian Pasta Co., Class A*	91,428
4,913	Chiquita Brands International, Inc.*	37,191
1,795	Green Mountain Coffee Roasters, Inc.*	129,796
4,129	Pantry (The), Inc.*	97,527
11,621	Revlon, Inc., Class A*	55,084
5,254	Susser Holdings Corp.*	75,920
4,998	Winn-Dixie Stores, Inc.*	57,277
		544,223
	Energy—8.3%
5,821	Alon USA Energy, Inc.	73,927
9,157	Atlas Pipeline Partners LP	38,002
6,127	Calumet Specialty Products Partners LP	74,014
4,311	Dawson Geophysical Co.*	84,754
3,884	EV Energy Partner LP	70,106
6,336	Genesis Energy LP	76,476
3,030	GMX Resources, Inc.*	33,148
2,869	Gulfmark Offshore, Inc.*	77,119
12,983	Matrix Service Co.*	124,376
8,032	Natural Gas Services Group, Inc.*	80,159
1,924	Overseas Shipholding Group, Inc.	55,238
13,388	Patriot Coal Corp.*	84,344

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,334	Penn Virginia Corp.	$46,909
6,516	Regency Energy Partners LP	85,360
11,314	Rosetta Resources, Inc.*	79,764
9,231	RPC, Inc.	98,772
7,474	Superior Well Services, Inc.*	79,972
3,566	Tsakos Energy Navigation Ltd. (Bermuda)	55,844
13,493	USEC, Inc.*	83,522
5,890	Western Refining, Inc.*	74,155
2,034	World Fuel Services Corp.	77,556
		1,553,517
	Financials—17.1%
1,615	American Physicians Capital, Inc.	67,281
3,271	American Physicians Service Group, Inc.	65,714
3,667	Amerisafe, Inc.*	56,325
8,366	Amtrust Financial Services, Inc.	76,382
7,778	Bank Mutual Corp.	79,880
2,920	Berkshire Hills Bancorp, Inc.	65,875
4,150	CNA Surety Corp.*	79,888
13,440	Doral Financial Corp.*	63,840
4,969	eHealth, Inc.*	95,355
3,536	EMC Insurance Group, Inc.	80,126
5,072	Employers Holdings, Inc.	42,300
5,061	EZCORP, Inc., Class A*	62,706
9,659	First BanCorp	53,221
7,849	First Busey Corp.	61,458
2,199	GAMCO Investors, Inc., Class A	110,280
11,151	Hercules Technology Growth Capital, Inc.	67,018
9,525	Heritage Commerce Corp.	76,962
7,345	Horace Mann Educators Corp.	64,489
1,789	Infinity Property & Casualty Corp.	63,044
4,846	Interactive Brokers Group, Inc., Class A*	71,479
2,258	Life Partners Holdings, Inc.	42,270
8,895	MarketAxess Holdings, Inc.*	85,303
11,314	Meadowbrook Insurance Group, Inc.	67,318
10,160	Medallion Financial Corp.	74,879
11,523	MI Developments, Inc., Class A (Canada)	82,620
1,337	Navigators Group, Inc.*	60,673
4,969	Nelnet, Inc., Class A*	29,963
13,599	Oriental Financial Group, Inc.	126,335
4,606	Oritani Financial Corp.*	65,359
1,266	Park National Corp.	84,759
11,485	Penson Worldwide, Inc.*	116,458
12,464	PMA Capital Corp., Class A*	46,740
6,284	Provident Financial Services, Inc.	67,050
6,623	SeaBright Insurance Holdings, Inc.*	61,461
5,606	Sierra Bancorp	67,328
3,791	Southside Bancshares, Inc.	80,748
1,960	Stifel Financial Corp.*	96,491
4,688	SWS Group, Inc.	59,960
35	Teton Advisors, Inc.*	—

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Zacks Small Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
9,133	Thinkorswim Group, Inc.*	$86,764
3,410	TriCo Bancshares	54,560
7,009	Umpqua Holdings Corp.	67,216
5,009	United Financial Bancorp, Inc.	66,469
4,813	ViewPoint Financial Group	74,890
3,196	W.P. Carey & Co. LLC	67,947
7,132	Westfield Financial, Inc.	66,613
		3,203,797
	Health Care—9.9%
8,014	Albany Molecular Research, Inc.*	78,217
8,715	Align Technology, Inc.*	108,152
5,988	Alkermes, Inc.*	45,808
2,227	Almost Family, Inc.*	55,007
3,256	Alnylam Pharmaceuticals, Inc.*	59,813
9,882	American Caresource Holdings, Inc.*	85,282
4,581	Cantel Medical Corp.*	64,730
8,137	Celera Corp.*	65,828
8,335	CryoLife, Inc.*	45,259
4,463	Cyberonics, Inc.*	59,090
3,132	Emergent Biosolutions, Inc.*	33,544
10,549	Enzon Pharmaceuticals, Inc.*	60,657
2,026	Genoptix, Inc.*	58,916
6,844	Given Imaging Ltd. (Israel)	53,794
9,812	Idera Pharmaceuticals, Inc.*	58,970
3,372	Luminex Corp.*	55,335
2,597	Martek Biosciences Corp.*	47,317
1,509	National Healthcare Corp.	59,907
6,917	Noven Pharmaceuticals, Inc.*	71,383
11,006	NPS Pharmaceuticals, Inc.*	38,081
4,178	PharMerica Corp.*	76,249
5,584	Quidel Corp.*	64,998
8,585	Salix Pharmaceuticals Ltd.*	94,435
4,691	Somanetics Corp.*	76,041
7,465	Vascular Solutions, Inc.*	50,389
6,072	Vital Images, Inc.*	61,509
4,290	Vnus Medical Technologies*	95,024
5,254	Volcano Corp.*	69,300
4,290	Zoll Medical Corp.*	68,983
		1,862,018
	Industrials—24.4%
2,500	A.O. Smith Corp.	77,725
3,790	AAON, Inc.	73,829
4,625	ABM Industries, Inc.	81,030
7,682	Aceto Corp.	54,926
6,861	Albany International Corp., Class A	63,670
1,920	Allegiant Travel Co.*	99,917
4,564	American Woodmark Corp.	94,475
1,377	Ameron International Corp.	81,477
6,700	Apogee Enterprises, Inc.	89,780
4,142	Armstrong World Industries, Inc.*	75,302

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,395	Beacon Roofing Supply, Inc.*	$85,781
8,196	Blount International, Inc.*	52,454
4,644	Briggs & Stratton Corp.	69,103
8,447	CBIZ, Inc.*	66,393
10,374	China Fire & Security Group, Inc.*	114,217
6,713	Comfort Systems USA, Inc.	72,433
4,501	Cornell Cos., Inc.*	81,828
2,319	CoStar Group, Inc.*	85,919
4,372	Courier Corp.	68,553
3,269	CRA International, Inc.*	76,298
10,084	Dycom Industries, Inc.*	84,907
5,657	Dynamic Materials Corp.	90,738
4,567	DynCorp International, Inc., Class A*	69,647
4,160	Encore Wire Corp.	90,854
10,406	Excel Maritime Carriers Ltd. (Liberia)	73,987
2,801	Exponent, Inc.*	78,148
11,428	Force Protection, Inc.*	87,081
3,586	FreightCar America, Inc.	68,959
2,527	Genesee & Wyoming, Inc., Class A*	75,810
6,713	Gibraltar Industries, Inc.*	44,977
6,903	Griffon Corp.*	59,849
2,894	ICF International, Inc.*	79,614
3,661	Insituform Technologies, Inc., Class A*	56,123
6,841	Kadant, Inc.*	84,418
6,917	KHD Humboldt Wedag International Ltd. (Canada)*	59,970
9,967	Kimball International, Inc., Class B	54,719
10,071	Knoll, Inc.	71,303
4,352	Layne Christensen Co.*	94,264
2,603	LB Foster Co., Class A*	85,248
2,642	Lindsay Corp.	102,800
3,889	Marten Transport Ltd.*	80,658
10,145	Mueller Water Products, Inc., Class A	42,508
5,925	NCI Building Systems, Inc.*	23,404
1,947	Northwest Pipe Co.*	73,850
6,937	Orion Marine Group, Inc.*	103,915
3,294	Perini Corp.*	56,986
6,105	Pike Electric Corp.*	63,370
9,812	PMFG, Inc.*	59,068
9,925	Polypore International, Inc.*	74,835
2,875	Powell Industries, Inc.*	103,471
3,149	Raven Industries, Inc.	75,261
6,492	Seaspan Corp. (Hong Kong)	42,588
3,588	Standard Parking Corp.*	54,681
3,832	Sterling Construction Co., Inc.*	71,927
4,110	SYKES Enterprises, Inc.*	80,803
6,980	TBS International Ltd., Class A (Bermuda)*	55,351
8,850	Titan International, Inc.	53,543
6,766	Titan Machinery, Inc.*	68,540
4,644	Trex Co., Inc.*	50,852
1,517	Triumph Group, Inc.	62,698

See Notes to Financial Statements.

Schedule of Investments (Continued)

PowerShares Zacks Small Cap Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,452	United Stationers, Inc.*	$80,254
4,762	USA Truck, Inc.*	66,954
3,089	Viad Corp.	58,938
		4,582,981
	Information Technology—16.6%
7,222	Acxiom Corp.	69,692
4,786	Avocent Corp.*	69,110
10,056	CEVA, Inc.*	82,962
5,259	Cognex Corp.	73,994
4,498	Constant Contact, Inc.*	71,653
7,958	Daktronics, Inc.	71,940
4,740	DG FastChannel, Inc.*	110,583
9,037	Digi International, Inc.*	65,699
10,549	DSP Group, Inc.*	66,353
9,281	Echelon Corp.*	73,877
10,145	Exar Corp.*	62,392
5,407	Fair Isaac Corp.	90,946
5,691	Hughes Communications, Inc.*	109,096
10,011	Infinera Corp.*	84,493
8,574	InfoSpace, Inc.*	56,846
6,284	Integral Systems, Inc.*	41,663
9,996	Interactive Intelligence, Inc.*	109,955
10,026	IXYS Corp.	95,648
13,708	Marchex, Inc., Class B	61,960
5,652	Monolithic Power Systems, Inc.*	104,562
11,801	MSC.Software Corp.*	72,458
3,706	Multi-Fineline Electronix, Inc.*	74,379
4,829	Netscout Systems, Inc.*	43,413
8,376	Opnet Technologies, Inc.*	72,034
10,631	PC-Tel, Inc.	51,773
5,061	Pegasystems, Inc.	88,416
4,025	Progress Software Corp.*	85,290
5,239	Rimage Corp.*	77,118
11,601	Seachange International, Inc.*	72,738
2,982	Silicon Laboratories, Inc.*	99,181
4,959	Standard Microsystems Corp.*	78,650
4,671	Starent Networks Corp.*	92,159
5,530	Tekelec*	85,715
9,592	TeleCommunication Systems, Inc., Class A*	94,098
9,552	TiVo, Inc.*	71,640
5,455	Tyler Technologies, Inc.*	90,008
10,129	VASCO Data Security International, Inc.*	70,093
2,999	VistaPrint Ltd. (Bermuda)*	103,016
8,617	Wind River Systems, Inc.*	63,163
12,007	Zygo Corp.*	60,275
		3,119,041
	Materials—4.6%
3,065	Arch Chemicals, Inc.	74,112
5,886	Calgon Carbon Corp.*	99,944
7,885	Glatfelter	70,019

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
4,539	Innophos Holdings, Inc.	$67,313
2,765	Kaiser Aluminum Corp.	81,678
4,240	Koppers Holdings, Inc.	80,390
9,306	LSB Industries, Inc.*	111,486
3,544	OM Group, Inc.*	98,736
7,930	Penford Corp.	35,447
4,533	A. Schulman, Inc.	71,123
3,210	Schweitzer-Mauduit International, Inc.	73,734
		863,982
	Telecommunication Services—0.6%
3,195	Atlantic Tele-Network, Inc.	70,545
3,173	NTELOS Holdings Corp.	50,705
		121,250
	Utilities—2.0%
5,203	Brookfield Infrastructure Partners LP (Bermuda)	71,021
2,371	Chesapeake Utilities Corp.	69,447
4,153	El Paso Electric Co.*	57,311
2,836	NorthWestern Corp.	59,329
6,841	PNM Resources, Inc.	58,285
2,599	UIL Holdings Corp.	60,011
		375,404
	Total Common Stocks and Other Equity Interests (Cost $23,299,296)	18,691,671
	Money Market Fund—0.7%
133,226	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $133,226)	133,226
	Total Investments (Cost $23,432,522)—100.2%	18,824,897
	Liabilities in excess of other assets—(0.2%)	(36,507)
	Net Assets—100.0%	$18,788,390

*  Non-income producing security.

See Notes to Financial Statements.

Statements of Assets and Liabilities

April 30, 2009

	PowerShares Dynamic Aggressive Growth Portfolio	PowerShares Dynamic Deep Value Portfolio	PowerShares Dynamic Large Cap Growth Portfolio	PowerShares Dynamic Large Cap Portfolio	PowerShares Dynamic Large Cap Value Portfolio	PowerShares Dynamic Mid Cap Growth Portfolio	PowerShares Dynamic Mid Cap Portfolio
ASSETS:
Investments at value	$6,374,044	$10,029,787	$281,076,916	$33,349,429	$262,641,032	$140,191,574	$18,036,818
Receivables:
Expense waivers	7,398	7,256	—	10,034	—	—	7,818
Dividends	939	5,258	396,620	58,597	360,625	5,349	8,455
Shares sold	—	—	—	—	1,393,202	—	—
Investments sold	—	—	1,097,022	—	—	—	—
Total Assets	6,382,381	10,042,301	282,570,558	33,418,060	264,394,859	140,196,923	18,053,091
LIABILITIES:
Due to custodian	1	100,585	63,320	3,187	149,891	9	74,676
Payables:
Investments purchased	—	—	—	—	1,343,282	—	—
Shares repurchased	—	—	1,101,004	—	—	—	—
Expense recapture	—	—	15,816	—	6,933	36,753	—
Accrued advisory fees	2,461	3,806	113,189	13,743	104,155	56,455	7,112
Accrued expenses	38,876	38,648	104,788	46,212	91,551	65,936	42,710
Total Liabilities	41,338	143,039	1,398,117	63,142	1,695,812	159,153	124,498
NET ASSETS	$6,341,043	$9,899,262	$281,172,441	$33,354,918	$262,699,047	$140,037,770	$17,928,593
NET ASSETS CONSIST OF:
Shares of beneficial interest	$10,696,428	$11,946,617	$500,659,688	$41,980,020	$353,681,915	$279,735,146	$23,994,529
Undistributed net investment income (loss)	(2,648)	38,036	1,012,443	227,668	2,103,695	(8,637)	11,690
Accumulated net realized loss on investments	(4,396,584)	(3,530,036)	(208,428,992)	(6,585,920)	(81,184,251)	(140,986,123)	(7,808,368)
Net unrealized appreciation (depreciation) on investments	43,847	1,444,645	(12,070,698)	(2,266,850)	(11,902,312)	1,297,384	1,730,742
Net Assets	$6,341,043	$9,899,262	$281,172,441	$33,354,918	$262,699,047	$140,037,770	$17,928,593
Shares outstanding (unlimited amount authorized, $0.01 par value)	400,000	600,000	25,500,000	1,900,000	19,400,000	10,100,000	1,100,000
Net asset value	$15.85	$16.50	$11.03	$17.56	$13.54	$13.87	$16.30
Share price	$15.82	$16.50	$11.03	$17.55	$13.55	$13.85	$16.29
Investments at cost	$6,330,197	$8,585,142	$293,147,614	$35,616,279	$274,543,344	$138,894,190	$16,306,076

See Notes to Financial Statements.

	PowerShares Dynamic Mid Cap Value Portfolio	PowerShares Dynamic Small Cap Growth Portfolio	PowerShares Dynamic Small Cap Portfolio	PowerShares Dynamic Small Cap Value Portfolio	PowerShares FTSE NASDAQ Small Cap Portfolio	PowerShares Zacks Micro Cap Portfolio	PowerShares Zacks Small Cap Portfolio
ASSETS:
Investments at value	$39,081,719	$31,530,522	$13,615,683	$62,289,779	$1,680,401	$47,151,864	$18,824,897
Receivables:
Expense waivers	2,790	8,066	8,346	6,175	—	13,842	8,902
Dividends	32,256	3,110	5,546	31,760	637	23,236	6,923
Shares sold	—	—	—	—	—	—	—
Investments sold	—	—	—	—	11,892	9,850	2,138
Total Assets	39,116,765	31,541,698	13,629,575	62,327,714	1,692,930	47,198,792	18,842,860
LIABILITIES:
Due to custodian	11	2	51,389	341	3,687	62,263	335
Payables:
Investments purchased	—	—	—	—	—	100,690	—
Shares repurchased	—	—	—	—	—	—	—
Expense recapture	—	—	—	—	—	—	—
Accrued advisory fees	15,127	12,401	5,258	24,118	913	18,478	7,212
Accrued expenses	45,915	45,353	42,978	50,679	—	56,963	46,923
Total Liabilities	61,053	57,756	99,625	75,138	4,600	238,394	54,470
NET ASSETS	$39,055,712	$31,483,942	$13,529,950	$62,252,576	$1,688,330	$46,960,398	$18,788,390
NET ASSETS CONSIST OF:
Shares of beneficial interest	$75,968,206	$68,865,447	$17,586,896	$95,624,845	$2,614,255	$123,972,264	$50,149,156
Undistributed net investment income (loss)	155,305	44,573	24,889	64,539	1,474	117,342	(3,195)
Accumulated net realized loss on investments	(37,339,269)	(39,845,509)	(5,382,427)	(41,356,025)	(336,414)	(70,521,195)	(26,749,946)
Net unrealized appreciation (depreciation) on investments	271,470	2,419,431	1,300,592	7,919,217	(590,985)	(6,608,013)	(4,607,625)
Net Assets	$39,055,712	$31,483,942	$13,529,950	$62,252,576	$1,688,330	$46,960,398	$18,788,390
Shares outstanding (unlimited amount authorized, $0.01 par value)	3,500,000	3,000,000	900,000	6,000,000	100,000	5,800,000	1,300,000
Net asset value	$11.16	$10.49	$15.03	$10.38	$16.88	$8.10	$14.45
Share price	$11.13	$10.48	$15.00	$10.36	$16.86	$8.10	$14.38
Investments at cost	$38,810,249	$29,111,091	$12,315,091	$54,370,562	$2,271,386	$53,759,877	$23,432,522

Statements of Operations

Year Ended April 30, 2009

	PowerShares Dynamic Aggressive Growth Portfolio	PowerShares Dynamic Deep Value Portfolio	PowerShares Dynamic Large Cap Growth Portfolio	PowerShares Dynamic Large Cap Portfolio	PowerShares Dynamic Large Cap Value Portfolio	PowerShares Dynamic Mid Cap Growth Portfolio	PowerShares Dynamic Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income	$38,149	$204,773	$5,270,511	$726,270	$7,946,323	$1,419,776	$251,191
Foreign withholding taxes	—	—	—	—	—	—	—
Total Income	38,149	204,773	5,270,511	726,270	7,946,323	1,419,776	251,191
EXPENSES:
Accounting & Administration fees	74,983	74,983	125,952	74,983	75,264	83,071	74,983
Advisory fees	47,284	43,915	2,169,170	153,981	1,188,000	1,269,358	95,334
Professional fee	20,648	20,648	53,487	21,571	39,610	41,196	20,956
Custodian & transfer agent fees	10,076	8,238	27,747	9,982	19,743	19,431	13,180
Sub-licensing	4,728	4,391	130,150	15,398	71,279	76,161	9,533
Trustees	4,036	4,000	20,315	4,810	12,564	13,160	4,390
Other expenses	166	673	80,370	6,425	39,607	48,169	4,285
Total Expenses	161,921	156,848	2,607,191	287,150	1,446,067	1,550,546	222,661
(Waivers) and/or Recapture	(100,987)	(100,293)	46,729	(86,975)	50,808	48,844	(98,727)
Net Expenses	60,934	56,555	2,653,920	200,175	1,496,875	1,599,390	123,934
Net Investment Income (Loss)	(22,785)	148,218	2,616,591	526,095	6,449,448	(179,614)	127,257
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from:
Investments	(2,356,319)	(1,595,530)	(154,194,518)	(5,754,381)	(74,840,133)	(90,124,794)	(5,232,992)
In-kind redemptions	(2,411,989)	(3,195,927)	(55,326,975)	(4,699,419)	(11,445,497)	(51,521,164)	(3,806,864)
Net realized loss	(4,768,308)	(4,791,457)	(209,521,493)	(10,453,800)	(86,285,630)	(141,645,958)	(9,039,856)
Net change in unrealized appreciation (depreciation) on investments	(477,930)	1,552,702	(5,830,350)	(2,016,677)	(3,795,554)	(5,415,786)	1,438,191
Net realized and unrealized loss on investments	(5,246,238)	(3,238,755)	(215,351,843)	(12,470,477)	(90,081,184)	(147,061,744)	(7,601,665)
Net decrease in net assets resulting from operations	$(5,269,023)	$(3,090,537)	$(212,735,252)	$(11,944,382)	$(83,631,736)	$(147,241,358)	$(7,474,408)

See Notes to Financial Statements.

	PowerShares Dynamic Mid Cap Value Portfolio	PowerShares Dynamic Small Cap Growth Portfolio	PowerShares Dynamic Small Cap Portfolio	PowerShares Dynamic Small Cap Value Portfolio	PowerShares FTSE NASDAQ Small Cap Portfolio	PowerShares Zacks Micro Cap Portfolio	PowerShares Zacks Small Cap Portfolio
INVESTMENT INCOME:
Dividend income	$1,409,953	$304,006	$168,221	$1,238,474	$20,801	$1,191,714	$358,768
Foreign withholding taxes	—	—	—	—	(119)	(1,786)	(2,050)
Total Income	1,409,953	304,006	168,221	1,238,474	20,682	1,189,928	356,718
EXPENSES:
Accounting & Administration fees	74,983	74,983	74,983	74,983	—	74,983	74,983
Advisory fees	273,120	205,899	75,181	379,806	14,964	328,393	139,042
Professional fee	27,042	26,319	20,648	28,374	—	27,450	25,164
Custodian & transfer agent fees	9,727	11,042	17,162	10,643	—	20,579	14,749
Sub-licensing	16,387	12,354	7,518	22,788	—	65,678	27,809
Trustees	5,826	5,285	4,238	6,640	—	6,345	4,816
Other expenses	20,206	19,312	3,236	28,017	—	41,088	17,586
Total Expenses	427,291	355,194	202,966	551,251	14,964	564,516	304,149
(Waivers) and/or Recapture	(82,973)	(95,761)	(105,230)	(72,695)	—	(105,004)	(109,488)
Net Expenses	344,318	259,433	97,736	478,556	14,964	459,512	194,661
Net Investment Income (Loss)	1,065,635	44,573	70,485	759,918	5,718	730,416	162,057
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from:
Investments	(22,904,062)	(13,001,086)	(2,952,609)	(17,316,549)	(378,593)	(24,436,630)	(11,968,001)
In-kind redemptions	(9,109,944)	(7,516,473)	(4,361,532)	(25,332,043)	(95,464)	(10,397,687)	(4,452,389)
Net realized loss	(32,014,006)	(20,517,559)	(7,314,141)	(42,648,592)	(474,057)	(34,834,317)	(16,420,390)
Net change in unrealized appreciation (depreciation) on investments	5,502,827	1,656,821	996,503	7,267,334	(581,586)	928,684	984,972
Net realized and unrealized loss on investments	(26,511,179)	(18,860,738)	(6,317,638)	(35,381,258)	(1,055,643)	(33,905,633)	(15,435,418)
Net decrease in net assets resulting from operations	$(25,445,544)	$(18,816,165)	$(6,247,153)	$(34,621,340)	$(1,049,925)	$(33,175,217)	$(15,273,361)

Statements of Changes in Net Assets

	PowerShares Dynamic Aggressive Growth Portfolio		PowerShares Dynamic Deep Value Portfolio		PowerShares Dynamic Large Cap Growth Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$(22,785)	$(57,714)	$148,218	$164,067	$2,616,591	$1,932,602
Net realized gain (loss) on investments	(4,768,308)	68,308	(4,791,457)	(826,250)	(209,521,493)	(4,534,937)
Net change in unrealized appreciation (depreciation) on investments	(477,930)	(109,999)	1,552,702	(622,871)	(5,830,350)	(26,766,279)
Net decrease in net assets resulting from operations	(5,269,023)	(99,405)	(3,090,537)	(1,285,054)	(212,735,252)	(29,368,614)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(659)	(24,237)	(1,946)	(10,696)	(483,455)	458,077
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	(126,793)	(236,479)	(2,172,246)	(1,364,504)
Return of capital	—	—	—	—	—	—
Total distributions to shareholders	—	—	(126,793)	(236,479)	(2,172,246)	(1,364,504)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	29,377,057	26,499,474	22,385,815	12,669,700	373,056,998	939,470,060
Value of shares repurchased	(30,597,775)	(24,120,991)	(16,402,614)	(19,800,394)	(542,585,810)	(520,725,740)
Net income equalization	659	24,237	1,946	10,696	483,455	(458,077)
Net increase (decrease) in net assets resulting from shares transactions	(1,220,059)	2,402,720	5,985,147	(7,119,998)	(169,045,357)	418,286,243
Increase (Decrease) in Net Assets	(6,489,741)	2,279,078	2,765,871	(8,652,227)	(384,436,310)	388,011,202
NET ASSETS:
Beginning of period	12,830,784	10,551,706	7,133,391	15,785,618	665,608,751	277,597,549
End of period	$6,341,043	$12,830,784	$9,899,262	$7,133,391	$281,172,441	$665,608,751
Undistributed net investment income (loss) at end of period	$(2,648)	$—	$38,036	$16,611	$1,012,443	$568,098
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,500,000	1,000,000	1,200,000	500,000	24,800,000	51,900,000
Shares repurchased	(1,600,000)	(900,000)	(900,000)	(800,000)	(37,700,000)	(29,400,000)
Shares outstanding, beginning of period	500,000	400,000	300,000	600,000	38,400,000	15,900,000
Shares outstanding, end of period	400,000	500,000	600,000	300,000	25,500,000	38,400,000

*  Commencement of Investment Operations.

See Notes to Financial Statements.

	PowerShares Dynamic Large Cap Portfolio		PowerShares Dynamic Large Cap Value Portfolio		PowerShares Dynamic Mid Cap Growth Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$526,095	$163,941	$6,449,448	$5,693,041	$(179,614)	$(26,776)
Net realized gain (loss) on investments	(10,453,800)	(152,575)	(86,285,630)	10,364,983	(141,645,958)	7,539,136
Net change in unrealized appreciation (depreciation) on investments	(2,016,677)	(886,410)	(3,795,554)	(29,643,000)	(5,415,786)	(11,401,604)
Net decrease in net assets resulting from operations	(11,944,382)	(875,044)	(83,631,736)	(13,584,976)	(147,241,358)	(3,889,244)
Undistributed net investment income (loss) included in the price of units issued and redeemed	60,111	36,730	385,582	(32,015)	126,522	(171,856)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(365,160)	(115,860)	(4,825,414)	(6,461,590)	—	—
Return of capital	—	—	—	—	—	(35,820)
Total distributions to shareholders	(365,160)	(115,860)	(4,825,414)	(6,461,590)	—	(35,820)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	44,327,546	29,568,161	275,942,116	182,775,903	376,214,214	637,177,664
Value of shares repurchased	(24,585,380)	(13,453,440)	(177,275,109)	(202,370,045)	(479,081,004)	(432,900,741)
Net income equalization	(60,111)	(36,730)	(385,582)	32,015	(126,522)	171,856
Net increase (decrease) in net assets resulting from shares transactions	19,682,055	16,077,991	98,281,425	(19,562,127)	(102,993,312)	204,448,779
Increase (Decrease) in Net Assets	7,432,624	15,123,817	10,209,857	(39,640,708)	(250,108,148)	200,351,859
NET ASSETS:
Beginning of period	25,922,294	10,798,477	252,489,190	292,129,898	390,145,918	189,794,059
End of period	$33,354,918	$25,922,294	$262,699,047	$252,489,190	$140,037,770	$390,145,918
Undistributed net investment income (loss) at end of period	$227,668	$66,667	$2,103,695	$479,661	$(8,637)	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	2,200,000	1,100,000	18,100,000	9,100,000	19,500,000	27,800,000
Shares repurchased	(1,300,000)	(500,000)	(11,800,000)	(10,100,000)	(26,900,000)	(19,300,000)
Shares outstanding, beginning of period	1,000,000	400,000	13,100,000	14,100,000	17,500,000	9,000,000
Shares outstanding, end of period	1,900,000	1,000,000	19,400,000	13,100,000	10,100,000	17,500,000

Statements of Changes in Net Assets (Continued)

	PowerShares Dynamic Mid Cap Portfolio		PowerShares Dynamic Mid Cap Value Portfolio		PowerShares Dynamic Small Cap Growth Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$127,257	$72,256	$1,065,635	$1,173,172	$44,573	$(162,661)
Net realized gain (loss) on investments	(9,039,856)	(963,513)	(32,014,006)	(4,037,237)	(20,517,559)	(6,461,328)
Net change in unrealized appreciation (depreciation) on investments	1,438,191	(474,721)	5,502,827	(15,255,358)	1,656,821	(3,893,759)
Net decrease in net assets resulting from operations	(7,474,408)	(1,365,978)	(25,445,544)	(18,119,423)	(18,816,165)	(10,517,748)
Undistributed net investment income (loss) included in the price of units issued and redeemed	5,421	(4,238)	(58,260)	260	(11,854)	(6,069)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(132,595)	(71,701)	(992,947)	(1,388,612)	—	—
Net realized gains	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—
Total distributions to shareholders	(132,595)	(71,701)	(992,947)	(1,388,612)	—	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	25,177,425	34,432,643	67,494,471	137,259,549	56,905,093	125,298,871
Value of shares repurchased	(25,110,529)	(18,716,682)	(81,380,622)	(147,727,489)	(58,451,236)	(124,281,604)
Net income equalization	(5,421)	4,238	58,260	(260)	11,854	6,069
Net increase (decrease) in net assets resulting from shares transactions	61,475	15,720,199	(13,827,891)	(10,468,200)	(1,534,289)	1,023,336
Increase (Decrease) in Net Assets	(7,540,107)	14,278,282	(40,324,642)	(29,975,975)	(20,362,308)	(9,500,481)
NET ASSETS:
Beginning of period	25,468,700	11,190,418	79,380,354	109,356,329	51,846,250	61,346,731
End of period	$17,928,593	$25,468,700	$39,055,712	$79,380,354	$31,483,942	$51,846,250
Undistributed net investment income (loss) at end of period	$11,690	$17,028	$155,305	$82,617	$44,573	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,300,000	1,300,000	4,700,000	7,100,000	4,200,000	7,300,000
Shares repurchased	(1,200,000)	(700,000)	(5,900,000)	(7,800,000)	(4,500,000)	(7,300,000)
Shares outstanding, beginning of period	1,000,000	400,000	4,700,000	5,400,000	3,300,000	3,300,000
Shares outstanding, end of period	1,100,000	1,000,000	3,500,000	4,700,000	3,000,000	3,300,000

*  Commencement of Investment Operations.

See Notes to Financial Statements.

	PowerShares Dynamic Small Cap Portfolio		PowerShares Dynamic Small Cap Value Portfolio		PowerShares FTSE NASDAQ Small Cap Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	For the Period April 1, 2008* Through April 30, 2008
OPERATIONS:
Net investment income (loss)	$70,485	$24,860	$759,918	$978,923	$5,718	$(174)
Net realized gain (loss) on investments	(7,314,141)	(890,101)	(42,648,592)	(11,685,838)	(474,057)	(90)
Net change in unrealized appreciation (depreciation) on investments	996,503	15,596	7,267,334	(4,447,006)	(581,586)	(9,399)
Net decrease in net assets resulting from operations	(6,247,153)	(849,645)	(34,621,340)	(15,153,921)	(1,049,925)	(9,663)
Undistributed net investment income (loss) included in the price of units issued and redeemed	9,361	21,115	16,498	(190,409)	(243)	—
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(45,596)	(24,996)	(695,379)	(1,007,247)	(15,180)	—
Net realized gains	—	—	—	—	(9)	—
Return of capital	—	(66,108)	—	(2,478,948)	—	—
Total distributions to shareholders	(45,596)	(91,104)	(695,379)	(3,486,195)	(15,189)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	28,838,189	19,213,060	116,494,999	158,114,517	3,240,574	2,572,555
Value of shares repurchased	(25,329,007)	(9,963,930)	(110,592,430)	(165,487,537)	(3,050,022)	—
Net income equalization	(9,361)	(21,115)	(16,498)	190,409	243	—
Net increase (decrease) in net assets resulting from shares transactions	3,499,821	9,228,015	5,886,071	(7,182,611)	190,795	2,572,555
Increase (Decrease) in Net Assets	(2,783,567)	8,308,381	(29,414,150)	(26,013,136)	(874,562)	2,562,892
NET ASSETS:
Beginning of period	16,313,517	8,005,136	91,666,726	117,679,862	2,562,892	—
End of period	$13,529,950	$16,313,517	$62,252,576	$91,666,726	$1,688,330	$2,562,892
Undistributed net investment income (loss) at end of period	$24,889	$—	$64,539	$—	$1,474	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,600,000	800,000	9,200,000	9,200,000	200,000	100,000
Shares repurchased	(1,400,000)	(400,000)	(9,000,000)	(9,700,000)	(200,000)	—
Shares outstanding, beginning of period	700,000	300,000	5,800,000	6,300,000	100,000	—
Shares outstanding, end of period	900,000	700,000	6,000,000	5,800,000	100,000	100,000

Statements of Changes in Net Assets (Continued)

	PowerShares Zacks Micro Cap Portfolio		PowerShares Zacks Small Cap Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$730,416	$1,455,636	$162,057	$455,405
Net realized gain (loss) on investments	(34,834,317)	(21,909,812)	(16,420,390)	(833,386)
Net change in unrealized appreciation (depreciation) on investments	928,684	(20,949,782)	984,972	(7,926,121)
Net decrease in net assets resulting from operations	(33,175,217)	(41,403,958)	(15,273,361)	(8,304,102)
Undistributed net investment income (loss) included in the price of units issued and redeemed	24,697	(221,325)	26,245	(96,877)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,156,194)	(1,084,217)	(210,193)	(359,366)
Return of capital	—	—	(20,801)	—
Total distributions to shareholders	(1,156,194)	(1,084,217)	(230,994)	(359,366)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	62,276,992	135,042,430	26,838,752	69,573,912
Value of shares repurchased	(75,052,710)	(190,796,918)	(32,175,789)	(92,810,601)
Net income equalization	(24,697)	221,325	(26,245)	96,877
Net increase (decrease) in net assets resulting from shares transactions	(12,800,415)	(55,533,163)	(5,363,282)	(23,139,812)
Increase (Decrease) in Net Assets	(47,107,129)	(98,242,663)	(20,841,392)	(31,900,157)
NET ASSETS:
Beginning of period	94,067,527	192,310,190	39,629,782	71,529,939
End of period	$46,960,398	$94,067,527	$18,788,390	$39,629,782
Undistributed net investment income (loss) at end of period	$117,342	$571,023	$(3,195)	$60,388
CHANGES IN SHARES OUTSTANDING:
Shares sold	6,200,000	8,300,000	1,400,000	2,600,000
Shares repurchased	(7,300,000)	(11,900,000)	(1,800,000)	(3,500,000)
Shares outstanding, beginning of period	6,900,000	10,500,000	1,700,000	2,600,000
Shares outstanding, end of period	5,800,000	6,900,000	1,300,000	1,700,000

*  Commencement of Investment Operations.

See Notes to Financial Statements.

Financial Highlights

PowerShares Dynamic Aggressive Growth Portfolio

	Year Ended April 30,			For the Period December 20, 2006* Through
	2009		2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.66		$26.38	$24.86
Net investment loss**	(0.05)		(0.15)	(0.05)
Net realized and unrealized gain (loss) on investments	(9.76)		(0.57)	1.57
Total from investment operations	(9.81)		(0.72)	1.52
Net asset value at end of period	$15.85		$25.66	$26.38
Share price at end of period***	$15.82
NET ASSET VALUE, TOTAL RETURN****	(38.23)%		(2.73)%	6.11%
SHARE PRICE TOTAL RETURN****	(38.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$6,341		$12,831	$10,552
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.64%		0.86%	0.75	%†
Expenses, prior to (Waivers) and/or Recapture	1.71%		1.94%	1.76	%†
Net investment loss, after (Waivers) and/or Recapture	(0.24)%		(0.57)%	(0.50	)%†
Portfolio turnover rate ††	65%		94%	11%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(a)	$(0.06)	$0.01

PowerShares Dynamic Deep Value Portfolio

	Year Ended April 30,		For the Period December 20, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.78	$26.31	$24.99
Net investment income**	0.32	0.32	0.22
Net realized and unrealized gain (loss) on investments	(7.31)	(2.41)	1.17
Total from investment operations	(6.99)	(2.09)	1.39
Distributions to shareholders from:
Net investment income	(0.29)	(0.44)	(0.07)
Net asset value at end of period	$16.50	$23.78	$26.31
Share price at end of period***	$16.50
NET ASSET VALUE, TOTAL RETURN****	(29.63)%	(8.05)%	5.59%
SHARE PRICE TOTAL RETURN****	(29.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$9,899	$7,133	$15,786
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.64%	0.82%	0.74	%†
Expenses, prior to (Waivers) and/or Recapture	1.79%	1.65%	1.55	%†
Net investment income, after (Waivers) and/or Recapture	1.69%	1.28%	2.40	%†
Portfolio turnover rate ††	81%	100%	7%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$(0.02)	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Dynamic Large Cap Growth Portfolio

	Year Ended April 30,				For the Period March 3, 2005* Through
	2009	2008	2007	2006	April 30, 2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$17.33	$17.46	$16.35	$14.11	$14.83
Net investment income (loss)**	0.08	0.07	0.02	(0.01)	—	(a)
Net realized and unrealized gain (loss) on investments	(6.30)	(0.16)	1.11	2.25	(0.72)
Total from investment operations	(6.22)	(0.09)	1.13	2.24	(0.72)
Distributions to shareholders from:
Net investment income	(0.08)	(0.04)	(0.02)	— (a)	—
Return of capital	—	—	— (a)	—	—
Total distributions	(0.08)	(0.04)	(0.02)	—	—
Net asset value at end of period	$11.03	$17.33	$17.46	$16.35	$14.11
Share price at end of period***	$11.03
NET ASSET VALUE, TOTAL RETURN****	(35.93)%	(0.56)%	6.92%	15.89%	(4.87)%
SHARE PRICE TOTAL RETURN****	(35.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$281,172	$665,609	$277,598	$148,750	$8,467
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.61%	0.63%	0.63%	0.64%	0.63	%†
Expenses, prior to (Waivers) and/or Recapture	0.60%	0.60%	0.68%	0.80%	2.45	%†
Net investment income (loss), after (Waivers) and/or Recapture	0.60%	0.37%	0.13%	(0.04)%	0.13	%†
Portfolio turnover rate ††	88%	46%	57%	73%	2%
Undistributed net investment income included in price of units issued and redeemed**#	$(0.02)	$0.02	$0.00 (a)	—	—

PowerShares Dynamic Large Cap Portfolio

	Year Ended April 30,		For the Period December 1, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.92	$27.00	$25.18
Net investment income**	0.34	0.27	0.12
Net realized and unrealized gain (loss) on investments	(8.44)	(1.14)	1.78
Total from investment operations	(8.10)	(0.87)	1.90
Distributions to shareholders from:
Net investment income	(0.26)	(0.21)	(0.08)
Net asset value at end of period	$17.56	$25.92	$27.00
Share price at end of period***	$17.55
NET ASSET VALUE, TOTAL RETURN****	(31.47)%	(3.26)%	7.55%
SHARE PRICE TOTAL RETURN****	(31.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$33,355	$25,922	$10,798
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.73%	0.74%†
Expenses, prior to (Waivers) and/or Recapture	0.93%	1.38%	1.45%†
Net investment income, after (Waivers) and/or Recapture	1.71%	1.03%	1.05%†
Portfolio turnover rate ††	57%	49%	3%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.04	$0.06	$(0.01)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Dynamic Large Cap Value Portfolio

	Year Ended April 30,				For the Period March 3, 2005* Through
	2009	2008	2007	2006	April 30, 2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$19.27	$20.72	$17.41	$14.52	$15.00
Net investment income**	0.41	0.43	0.39	0.28	0.05
Net realized and unrealized gain (loss) on investments	(5.81)	(1.40)	3.21	2.85	(0.52)
Total from investment operations	(5.40)	(0.97)	3.60	3.13	(0.47)
Distributions to shareholders from:
Net investment income	(0.33)	(0.48)	(0.29)	(0.24)	(0.01)
Net asset value at end of period	$13.54	$19.27	$20.72	$17.41	$14.52
Share price at end of period***	$13.55
NET ASSET VALUE, TOTAL RETURN****	(28.30)%	(4.78)%	20.85%	21.71%	(3.11)%
SHARE PRICE TOTAL RETURN****	(28.21)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$262,699	$252,489	$292,130	$90,532	$10,166
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.65%	0.63%†
Expenses, prior to (Waivers) and/or Recapture	0.61%	0.59%	0.67%	0.94%	2.16%†
Net investment income, after (Waivers) and/or Recapture	2.71%	2.14%	2.00%	1.75%	1.99%†
Portfolio turnover rate ††	77%	22%	16%	29%	0%
Undistributed net investment income included in price of units issued and redeemed**#	$0.02	$0.00 (a)	$0.03	—	—

PowerShares Dynamic Mid Cap Growth Portfolio

	Year Ended April 30,				For the Period March 3, 2005* Through
	2009	2008	2007	2006	April 30, 2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$22.29	$21.09	$18.79	$13.92	$15.01
Net investment income (loss)**	(0.01)	— (a)	(0.03)	0.28	(0.01)
Net realized and unrealized gain (loss) on investments	(8.41)	1.20	2.44	4.59	(1.08)
Total from investment operations	(8.42)	1.20	2.41	4.87	(1.09)
Distributions to shareholders from:
Net investment income	—	—	(0.11)	—	—
Return of capital	—	— (a)	— (a)	—	—
Total distributions	—	—	(0.11)	—	—
Net asset value at end of period	$13.87	$22.29	$21.09	$18.79	$13.92
Share price at end of period***	$13.85
NET ASSET VALUE, TOTAL RETURN****	(37.78)%	5.70%	12.91%	34.99%	(7.30)%
SHARE PRICE TOTAL RETURN****	(37.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$140,038	$390,146	$189,794	$103,325	$8,349
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.65%	0.63%†
Expenses, prior to (Waivers) and/or Recapture	0.61%	0.60%	0.73%	0.90%	2.45%†
Net investment income (loss), after (Waivers) and/or Recapture	(0.07)%	(0.01)%	(0.15)%	1.56%	(0.20)%†
Portfolio turnover rate ††	81%	80%	69%	86%	1%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.01	$(0.01)	$0.02	—	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Dynamic Mid Cap Portfolio

	Year Ended April 30,		For the Period December 1, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.47	$27.98	$25.26
Net investment income**	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investments	(9.17)	(2.49)	2.68
Total from investment operations	(9.04)	(2.38)	2.78
Distributions to shareholders from:
Net investment income	(0.13)	(0.13)	(0.06)
Net asset value at end of period	$16.30	$25.47	$27.98
Share price at end of period***	$16.29
NET ASSET VALUE, TOTAL RETURN****	(35.57)%	(8.54)%	11.04%
SHARE PRICE TOTAL RETURN****	(35.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$17,929	$25,469	$11,190
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.73%	0.74	%†
Expenses, prior to (Waivers) and/or Recapture	1.17%	1.34%	1.55	%†
Net investment income, after (Waivers) and/or Recapture	0.67%	0.42%	0.91	%†
Portfolio turnover rate ††	79%	99%	7%
Undistributed net investment loss included in price of units issued and redeemed**#	$0.01	$(0.01)	$0.00	(a)

PowerShares Dynamic Mid Cap Value Portfolio

	Year Ended April 30,				For the Period March 3, 2005* Through
	2009	2008	2007	2006	April 30, 2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.89	$20.25	$17.22	$14.47	$15.10
Net investment income**	0.26	0.22	0.29	0.22	0.15
Net realized and unrealized gain (loss) on investments	(5.75)	(3.32)	2.97	2.78	(0.76)
Total from investment operations	(5.49)	(3.10)	3.26	3.00	(0.61)
Distributions to shareholders from:
Net investment income	(0.24)	(0.26)	(0.23)	(0.25)	(0.02)
Net asset value at end of period	$11.16	$16.89	$20.25	$17.22	$14.47
Share price at end of period***	$11.13
NET ASSET VALUE, TOTAL RETURN****	(32.71)%	(15.47)%	19.14%	20.85%	(4.07)%
SHARE PRICE TOTAL RETURN****	(32.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$39,056	$79,380	$109,356	$56,815	$10,126
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.67%	0.63%†
Expenses, prior to (Waivers) and/or Recapture	0.78%	0.68%	0.82%	1.13%	2.14%†
Net investment income, after (Waivers) and/or Recapture	1.95%	1.14%	1.64%	1.33%	6.34%†
Portfolio turnover rate ††	94%	53%	43%	117%	1%
Undistributed net investment income included in price of units issued and redeemed**#	$(0.01)	$0.00 (a)	$0.01	—	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Dynamic Small Cap Growth Portfolio

	Year Ended April 30,					For the Period March 3, 2005* Through
	2009	2008		2007	2006	April 30, 2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$15.71	$18.59		$18.51	$13.90	$15.11
Net investment income (loss)**	0.01	(0.05)		(0.05)	0.11	(0.01)
Net realized and unrealized gain (loss) on investments	(5.23)	(2.83)		0.13	4.50	(1.20)
Total from investment operations	(5.22)	(2.88)		0.08	4.61	(1.21)
Net asset value at end of period	$10.49	$15.71		$18.59	$18.51	$13.90
Share price at end of period***	$10.48
NET ASSET VALUE, TOTAL RETURN****	(33.23)%	(15.49)%		0.43%	33.17%	(8.02)%
SHARE PRICE TOTAL RETURN****	(33.25)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$31,484	$51,846		$61,347	$118,465	$9,727
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%		0.63%	0.65%	0.63%†
Expenses, prior to (Waivers) and/or Recapture	0.86%	0.77%		0.84%	0.90%	2.34%†
Net investment income (loss), after (Waivers) and/or Recapture	0.11%	(0.27)%		(0.32)%	0.65%	(0.48)%†
Portfolio turnover rate ††	109%	78%		114%	120%	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$(0.00	)(a)	$(0.02)	—	—

PowerShares Dynamic Small Cap Portfolio

	Year Ended April 30,		For the Period December 1, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.31	$26.68	$25.17
Net investment income**	0.08	0.06	—	(a)
Net realized and unrealized gain (loss) on investments	(8.31)	(3.13)	1.51
Total from investment operations	(8.23)	(3.07)	1.51
Distributions to shareholders from:
Net investment income	(0.05)	(0.08)	—	(a)
Return of capital	—	(0.22)	—
Total distribution	(0.05)	(0.30)	—
Net asset value at end of period	$15.03	$23.31	$26.68
Share price at end of period***	$15.00
NET ASSET VALUE, TOTAL RETURN****	(35.34)%	(11.61)%	6.01%
SHARE PRICE TOTAL RETURN****	(35.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$13,530	$16,314	$8,005
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.79%	0.74	%†
Expenses, prior to (Waivers) and/or Recapture	1.35%	1.96%	1.55	%†
Net investment income, after (Waivers) and/or Recapture	0.47%	0.26%	0.04	%†
Portfolio turnover rate ††	81%	103%	52%
Undistributed net investment income included in price of units issued and redeemed**#	$0.01	$0.05	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net assets value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning at the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Dynamic Small Cap Value Portfolio

	Year Ended April 30,				For the Period March 3, 2005* Through
	2009	2008	2007	2006	April 30, 2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$15.80	$18.68	$17.01	$13.79	$15.06
Net investment income**	0.12	0.16	0.13	0.11	0.01
Net realized and unrealized gain (loss) on investments	(5.43)	(2.47)	1.67	3.22	(1.28)
Total from investment operations	(5.31)	(2.31)	1.80	3.33	(1.27)
Distributions to shareholders from:
Net investment income	(0.11)	(0.16)	(0.13)	(0.11)	—
Return of capital	—	(0.41)	—	—	—
Total distribution	(0.11)	(0.57)	(0.13)	(0.11)	—
Net asset value at end of period	$10.38	$15.80	$18.68	$17.01	$13.79
Share price at end of period***	$10.36
NET ASSET VALUE, TOTAL RETURN****	(33.69)%	(12.51)%	10.64%	24.20%	(8.46)%
SHARE PRICE TOTAL RETURN****	(33.78)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$62,253	$91,667	$117,680	$66,339	$9,651
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.66%	0.63%†
Expenses, prior to (Waivers) and/or Recapture	0.73%	0.67%	0.80%	1.06%	2.36%†
Net investment income, after (Waivers) and/or Recapture	1.00%	0.91%	0.73%	0.73%	0.45%†
Portfolio turnover rate ††	98%	86%	76%	118%	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$(0.03)	$0.01	—	—

PowerShares FTSE NASDAQ Small Cap Portfolio

	Year Ended April 30, 2009	For the Period April 1, 2008* Through April 30, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.63	$25.73
Net investment income**	0.05	—	(a)
Net realized and unrealized loss on investments	(8.65)	(0.10)
Total from investment operations	(8.60)	(0.10)
Distributions to shareholder from:
Net investment income	(0.15)	—
Net realized gains	— (a)	—
Total distribution	(0.15)	—
Net asset value at end of period	$16.88	$25.63
Share price at end of period***	$16.86
NET ASSET VALUE, TOTAL RETURN****	(33.53)%	(0.39	)%(b)
SHARE PRICE TOTAL RETURN****	(33.58)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,688	$2,563
Ratio to average net assets of:
Expenses	0.70%	0.70	%†
Net investment (income) loss	0.27%	(0.09	)%†
Portfolio turnover rate ††	19%	0%
Undistributed net investment income included in price of units issued and redeemed**#	0.00 (a)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

(b)  The total return from Fund Inception (first day of trading on the Exchange) to April 30, 2008 was (0.50)%.

See Notes to Financial Statements.

Financial Highlights (Continued)

PowerShares Zacks Micro Cap Portfolio

	Year Ended April 30,			For the Period August 18, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$13.63	$18.32	$17.47	$14.79
Net investment income**	0.12	0.16	0.06	—	(a)
Net realized and unrealized gain (loss) on investments	(5.48)	(4.73)	0.81	2.69
Total from investment operations	(5.36)	(4.57)	0.87	2.69
Distributions to shareholders from:
Net investment income	(0.17)	(0.12)	(0.02)	(0.01)
Return of capital	—	—	—	—	(a)
Total distributions	(0.17)	(0.12)	(0.02)	(0.01)
Net asset value at end of period	$8.10	$13.63	$18.32	$17.47
Share price at end of period***	$8.10
NET ASSET VALUE, TOTAL RETURN****	(39.70)%	(25.07)%	4.99%	18.20%
SHARE PRICE TOTAL RETURN****	(39.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$46,960	$94,068	$192,310	$158,976
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.70%	0.70%	0.71%	0.72	%†
Expenses, prior to (Waivers) and/or Recapture	0.86%	0.71%	0.78%	0.82	%†
Net investment income, after (Waivers) and/or Recapture	1.11%	0.99%	0.36%	0.01	%†
Portfolio turnover rate ††	51%	54%	72%	78%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$(0.03)	$0.01	—

PowerShares Zacks Small Cap Portfolio

	Year Ended April 30,				For the Period February 16, 2006* Through
	2009	2008		2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.31	$27.51		$26.76	$25.41
Net investment income**	0.11	0.22	†††	0.05	0.02
Net realized and unrealized gain (loss) on investments	(8.83)	(4.23)		0.76	1.33
Total from investment operations	(8.72)	(4.01)		0.81	1.35
Distributions to shareholders from:
Net investment income	(0.13)	(0.19)		(0.06)	—
Return of capital	(0.01)	—		— (a)	—
Total distributions	(0.14)	(0.19)		(0.06)	—
Net asset value at end of period	$14.45	$23.31		$27.51	$26.76
Share price at end of period***	$14.38
NET ASSET VALUE, TOTAL RETURN****	(37.56)%	(14.66)%		3.03%	5.31%
SHARE PRICE TOTAL RETURN****	(37.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$18,788	$39,630		$71,530	$58,866
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.70%	0.70%		0.71%	0.75	%†
Expenses, prior to (Waivers) and/or Recapture	1.09%	0.83%		0.89%	1.17	%†
Net investment income, after (Waivers) and/or Recapture	0.58%	0.81	%†††	0.19%	0.30	%†
Portfolio turnover rate ††	63%	58%		87%	1%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.02	$(0.05)		$0.00 (a)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

†††  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Books-A-Million, Inc. on July 5, 2007. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.19 and 0.72%, respectively.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the "Trust") was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of the year end, the Trust offered seventy-five portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Dynamic Aggressive Growth Portfolio	"Dynamic Aggressive Growth Portfolio"

PowerShares Dynamic Deep Value Portfolio	"Dynamic Deep Value Portfolio"

PowerShares Dynamic Large Cap Growth Portfolio	"Dynamic Large Cap Growth Portfolio"

PowerShares Dynamic Large Cap Portfolio	"Dynamic Large Cap Portfolio"

PowerShares Dynamic Large Cap Value Portfolio	"Dynamic Large Cap Value Portfolio"

PowerShares Dynamic Mid Cap Growth Portfolio	"Dynamic Mid Cap Growth Portfolio"

PowerShares Dynamic Mid Cap Portfolio	"Dynamic Mid Cap Portfolio"

PowerShares Dynamic Mid Cap Value Portfolio	"Dynamic Mid Cap Value Portfolio"

PowerShares Dynamic Small Cap Growth Portfolio	"Dynamic Small Cap Growth Portfolio"

PowerShares Dynamic Small Cap Portfolio	"Dynamic Small Cap Portfolio"

PowerShares Dynamic Small Cap Value Portfolio	"Dynamic Small Cap Value Portfolio"

PowerShares FTSE NASDAQ Small Cap Portfolio	"FTSE NASDAQ Small Cap Portfolio"

PowerShares Zacks Micro Cap Portfolio	"Zacks Micro Cap Portfolio"

PowerShares Zacks Small Cap Portfolio	"Zacks Small Cap Portfolio"

Each portfolio (the "Fund" or collectively the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund Shares." Each Fund's Shares are listed and traded on the NYSE Arca, Inc., except for Shares of the FTSE NASDAQ Small Cap Portfolio which are listed and traded on the NASDAQ Stock Market LLC.

The Funds' market prices may differ to some degree from the net asset value of the Shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at net asset value, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

Fund	Index
Dynamic Aggressive Growth Portfolio	Dynamic Aggressive Growth IntellidexSM Index

Dynamic Deep Value Portfolio	Dynamic Deep Value IntellidexSM Index

Dynamic Large Cap Growth Portfolio	Dynamic Large Cap Growth IntellidexSM Index

Dynamic Large Cap Portfolio	Dynamic Large Cap IntellidexSM Index

Dynamic Large Cap Value Portfolio	Dynamic Large Cap Value IntellidexSM Index

Dynamic Mid Cap Growth Portfolio	Dynamic Mid Cap Growth IntellidexSM Index

Dynamic Mid Cap Portfolio	Dynamic Mid Cap IntellidexSM Index

Dynamic Mid Cap Value Portfolio	Dynamic Mid Cap Value IntellidexSM Index

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Fund	Index
Dynamic Small Cap Growth Portfolio	Dynamic Small Cap Growth IntellidexSM Index

Dynamic Small Cap Portfolio	Dynamic Small Cap IntellidexSM Index

Dynamic Small Cap Value Portfolio	Dynamic Small Cap Value IntellidexSM Index

FTSE NASDAQ Small Cap Portfolio	FTSE NASDAQ Small Cap Index

Zacks Micro Cap Portfolio	Zacks Micro Cap Index

Zacks Small Cap Portfolio	Zacks Small Cap Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end of day net asset value per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

A Fund may concentrate investments in a comparatively narrow segment of the economy. Consequently, such Fund may tend to be more volatile than other funds, and the value of the investments may tend to rise and fall more rapidly.

A Fund may invest a large percentage of its assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to Federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and Passive Foreign Investment Company adjustments, if any.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

The Funds file tax returns in the United States Federal jurisdiction and certain other jurisdictions. Generally a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are calculated on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for FTSE NASDAQ Small Cap Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

The FTSE NASDAQ Small Cap Portfolio has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay for substantially all expenses of the FTSE NASDAQ Small Cap Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period end.

G. Equalization

All Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholder's per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. Equalization is calculated on a per share basis whereby a portion of the proceeds from the sales and cost of repurchases of capital shares is applied to undistributed net investment income. The amount of equalization is disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed. The distributions to shareholders of amounts so applied may be deemed to be a return of capital for tax purposes to the extent that such distributions exceed taxable income.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser under which the Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund (except for FTSE NASDAQ Small Cap Portfolio) agreed to pay the Adviser an annual fee of 0.50% of the Fund's average daily net assets. The FTSE NASDAQ Small Cap Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.70% of its average daily net assets and the Adviser has agreed to pay for substantially all expenses of the FTSE NASDAQ Small Cap Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the management fee, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the "Excess Expense Agreement") with the Trust, under which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (except for the FTSE NASDAQ Small Cap Portfolio) (excluding interest expense, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes and extraordinary expenses) from exceeding 0.60% of the Fund's average daily net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Funds' shares offered for sale; (b) Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange.

The Excess Expense Agreement provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. The Excess Expense Agreement does not apply to the FTSE NASDAQ Small Cap Portfolio.

The net amount of fees waived and other expenses assumed by the Adviser and the amount of recapture paid to the Adviser pursuant to the Excess Expense Agreement are collectively referred to as "(Waivers) and/or Recapture". The net amounts of (Waivers) and/or Recapture for the year ended April 30, 2009 are shown on the Statements of Operations.

The amounts available for potential future recapture by the Adviser under the Excess Expense Agreement and the expiration schedule at April 30, 2009 are as follows:

	Total Potential	Potential Recapture Amounts Expiring
	Recapture Amounts	04/30/10	04/30/11	04/30/12
Dynamic Aggressive Growth Portfolio	$255,169	$28,715	$120,691	$105,763
Dynamic Deep Value Portfolio	251,162	34,870	112,304	103,988
Dynamic Large Cap Portfolio	234,923	36,731	109,396	88,796
Dynamic Large Cap Value Portfolio	92,477	85,278	1,614	5,585
Dynamic Mid Cap Growth Portfolio	125,760	64,852	26,181	34,727
Dynamic Mid Cap Portfolio	246,302	37,815	108,356	100,131
Dynamic Mid Cap Value Portfolio	266,621	128,796	51,113	86,712
Dynamic Small Cap Growth Portfolio	322,347	142,404	84,184	95,759
Dynamic Small Cap Portfolio	262,078	39,907	115,956	106,215
Dynamic Small Cap Value Portfolio	252,778	133,968	45,829	72,981
Zacks Micro Cap Portfolio	259,295	120,671	33,517	105,107
Zacks Small Cap Portfolio	310,591	114,172	86,368	110,051

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

The Trust has entered into a Distribution Agreement with Invesco Aim Distributors, Inc. (the "Distributor"), which serves as the Distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in Shares.

The Adviser has entered into a licensing agreement for each Fund with the following Licensors:

Fund	Licensors
Dynamic Aggressive Growth Portfolio	NYSE AMEX

Dynamic Deep Value Portfolio	NYSE AMEX

Dynamic Large Cap Growth Portfolio	NYSE AMEX

Dynamic Large Cap Portfolio	NYSE AMEX

Dynamic Large Cap Value Portfolio	NYSE AMEX

Dynamic Mid Cap Growth Portfolio	NYSE AMEX

Dynamic Mid Cap Portfolio	NYSE AMEX

Dynamic Mid Cap Value Portfolio	NYSE AMEX

Dynamic Small Cap Growth Portfolio	NYSE AMEX

Dynamic Small Cap Portfolio	NYSE AMEX

Dynamic Small Cap Value Portfolio	NYSE AMEX

FTSE NASDAQ Small Cap Portfolio	NASDAQ OMX Group, Inc.

Zacks Micro Cap Portfolio	Zacks Investment Research, Inc.

Zacks Small Cap Portfolio	Zacks Investment Research, Inc.

The index name trademarks are owned by the respective Licensors. These trademarks have been licensed to the Adviser for use with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in any of these Funds. The Trust has entered into a sub-licensing agreement under which the Funds (other than FTSE NASDAQ Small Cap Portfolio) are required to pay the sub-licensing fees which are shown on the Statements of Operations.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accounting and transfer agent for each Fund.

The custodian has agreed to provide overdraft protection to the Funds according to the terms of the service agreement.

Note 4. Additional Valuation Information

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable.

Based on the valuation inputs, the securities or other investments are tiered into one of three levels.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of the end of the reporting period, April 30, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Dynamic Aggressive Growth Portfolio	$6,374,044	$—	$—	$6,374,044
Dynamic Deep Value Portfolio	10,029,787	—	—	10,029,787
Dynamic Large Cap Growth Portfolio	281,076,916	—	—	281,076,916
Dynamic Large Cap Portfolio	33,349,429	—	—	33,349,429
Dynamic Large Cap Value Portfolio	262,641,032	—	—	262,641,032
Dynamic Mid Cap Growth Portfolio	140,191,574	—	—	140,191,574
Dynamic Mid Cap Portfolio	18,036,818	—	—	18,036,818
Dynamic Mid Cap Value Portfolio	39,081,719	—	—	39,081,719
Dynamic Small Cap Growth Portfolio	31,530,522	—	—	31,530,522
Dynamic Small Cap Portfolio	13,615,683	—	—	13,615,683
Dynamic Small Cap Value Portfolio	62,289,779	—	—	62,289,779
FTSE NASDAQ Small Cap Portfolio	1,680,344	57	—	1,680,401
Zacks Micro Cap Portfolio	47,049,284	102,580	—	47,151,864
Zacks Small Cap Portfolio	18,824,897	—	0	18,824,897

Note 5. Federal Income Taxes

At April 30, 2009, the costs of investments on a tax basis including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period were as follows:

At April 30, 2009, the cost of investments for Federal income tax purposes was as follows:

Cost
Dynamic Aggressive Growth Portfolio	$6,341,647
Dynamic Deep Value Portfolio	8,609,292
Dynamic Large Cap Growth Portfolio	294,482,408
Dynamic Large Cap Portfolio	35,868,513

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Cost
Dynamic Large Cap Value Portfolio	$281,035,934
Dynamic Mid Cap Growth Portfolio	138,925,695
Dynamic Mid Cap Portfolio	16,340,622
Dynamic Mid Cap Value Portfolio	38,855,201
Dynamic Small Cap Growth Portfolio	29,147,988
Dynamic Small Cap Portfolio	12,342,935
Dynamic Small Cap Value Portfolio	54,479,918
FTSE NASDAQ Small Cap Portfolio	2,284,127
Zacks Micro Cap Portfolio	53,919,230
Zacks Small Cap Portfolio	23,482,664

At April 30, 2009, the components of accumulated earning/(loss) on a tax basis were as follows:

	Accumulated Earnings	Other Temporary Difference	Net Accumulated Capital and other Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Total Accumulated Earnings/(Loss)
Dynamic Aggressive Growth Portfolio	$—	$(2,648)	$(4,385,134)	$32,397	$603,035	$(570,638)	$(4,355,385)
Dynamic Deep Value Portfolio	40,664	(2,628)	(3,505,886)	1,420,495	2,014,201	(593,706)	(2,047,355)
Dynamic Large Cap Growth Portfolio	1,025,362	(12,919)	(207,094,198)	(13,405,492)	22,153,233	(35,558,725)	(219,487,247)
Dynamic Large Cap Portfolio	230,656	(2,988)	(6,333,686)	(2,519,084)	2,049,956	(4,569,040)	(8,625,102)
Dynamic Large Cap Value Portfolio	2,111,234	(7,539)	(74,691,661)	(18,394,902)	19,424,342	(37,819,244)	(90,982,868)
Dynamic Mid Cap Growth Portfolio	—	(8,637)	(140,954,618)	1,265,879	16,938,472	(15,672,593)	(139,697,376)
Dynamic Mid Cap Portfolio	14,512	(2,822)	(7,773,822)	1,696,196	2,639,211	(943,015)	(6,065,936)
Dynamic Mid Cap Value Portfolio	159,217	(3,912)	(37,294,317)	226,518	5,708,848	(5,482,330)	(36,912,494)
Dynamic Small Cap Growth Portfolio	48,019	(3,446)	(39,808,612)	2,382,534	5,113,258	(2,730,724)	(37,381,505)
Dynamic Small Cap Portfolio	27,590	(2,701)	(5,354,583)	1,272,748	2,234,231	(961,483)	(4,056,946)
Dynamic Small Cap Value Portfolio	68,771	(4,232)	(41,246,669)	7,809,861	12,450,145	(4,640,284)	(33,372,269)
FTSE NASDAQ Small Cap Portfolio	1,474	—	(323,673)	(603,726)	111,618	(715,344)	(925,925)
Zacks Micro Cap Portfolio	121,683	(4,341)	(70,361,842)	(6,767,366)	3,196,100	(9,963,466)	(77,011,866)
Zacks Small Cap Portfolio	—	(3,195)	(26,699,804)	(4,657,767)	1,385,526	(6,043,293)	(31,360,766)

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Distributions to Shareholders:

The tax character of distributions paid was as follows:

	Year Ended April 30, 2009	Year Ended April 30, 2008
	Distributions paid from Ordinary Income	Distributions paid from Ordinary Income
Dynamic Deep Value Portfolio	$126,793	$236,479
Dynamic Large Cap Growth Portfolio	2,172,246	1,364,504
Dynamic Large Cap Portfolio	365,160	115,860
Dynamic Large Cap Value Portfolio	4,825,414	6,461,590
Dynamic Mid Cap Portfolio	132,595	71,701
Dynamic Mid Cap Value Portfolio	992,947	1,388,612
Dynamic Small Cap Portfolio	45,596	24,996
Dynamic Small Cap Value Portfolio	695,379	1,007,247
FTSE NASDAQ Small Cap Portfolio	15,180	—
Zacks Micro Cap Portfolio	1,156,194	1,084,217
Zacks Small Cap Portfolio	210,193	359,366
	Year Ended April 30, 2009	Year Ended April 30, 2008
	Distributions paid from Long-term Capital Gains	Distributions paid from Long-term Capital Gains
FTSE NASDAQ Small Cap Portfolio	9	—
	Year Ended April 30, 2009	Year Ended April 30, 2008
	Distributions paid from Return of Capital	Distributions paid from Return of Capital
Dynamic Mid Cap Growth Portfolio	$—	$35,820
Dynamic Small Cap Portfolio	—	66,108
Dynamic Small Cap Value Portfolio	—	2,478,948
Zacks Small Cap Portfolio	20,801	—

At April 30, 2009, for Federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The use of some portion of the capital loss carryforward by any one Fund may be limited by Federal tax rules. Among others, certain rules limit the use of the carryforward when there has been a greater than fifty percent change in ownership of a Fund.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

	Capital Loss Available Through				Total
	2014	2015	2016	2017	Amount
Dynamic Aggressive Growth Portfolio	$—	$—	$497,988	$2,497,135	$2,995,123
Dynamic Deep Value Portfolio	—	—	1,131,687	1,533,921	2,665,608
Dynamic Large Cap Growth Portfolio	191,864	10,916,066	14,024,455	68,715,641	93,848,026
Dynamic Large Cap Portfolio	—	—	87,112	2,328,337	2,415,449
Dynamic Large Cap Value Portfolio	70,814	1,378,743	2,783,761	22,558,581	26,791,899
Dynamic Mid Cap Growth Portfolio	422,220	8,055,857	5,112,579	54,769,394	68,360,050
Dynamic Mid Cap Portfolio	—	—	628,828	3,815,763	4,444,591
Dynamic Mid Cap Value Portfolio	237,806	2,384,765	5,347,255	12,697,113	20,666,939
Dynamic Small Cap Growth Portfolio	823,782	13,094,039	6,666,558	9,873,821	30,458,200
Dynamic Small Cap Portfolio	—	—	1,028,299	2,730,989	3,759,288
Dynamic Small Cap Value Portfolio	703,862	3,929,009	8,615,687	16,547,947	29,796,505
Zacks Micro Cap Portfolio	1,951,245	15,172,527	14,330,930	28,781,451	60,236,153
Zacks Small Cap Portfolio	—	3,417,527	7,222,482	10,219,592	20,859,601

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year.

During the year ended April 30, 2009, the Funds incurred and will elect to defer net capital losses as follows:

Post-October Losses
Dynamic Aggressive Growth Portfolio	$1,390,011
Dynamic Deep Value Portfolio	840,278
Dynamic Large Cap Growth Portfolio	113,246,172
Dynamic Large Cap Portfolio	3,918,237
Dynamic Large Cap Value Portfolio	47,899,762
Dynamic Mid Cap Growth Portfolio	72,594,568
Dynamic Mid Cap Portfolio	3,329,231
Dynamic Mid Cap Value Portfolio	16,627,378
Dynamic Small Cap Growth Portfolio	9,350,412
Dynamic Small Cap Portfolio	1,595,295
Dynamic Small Cap Value Portfolio	11,450,164
FTSE NASDAQ Small Cap Portfolio	323,673
Zacks Micro Cap Portfolio	10,125,689
Zacks Small Cap Portfolio	5,840,203

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

In order to present shares of beneficial interest and accumulated net realized gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to shares of beneficial interest, undistributed net investment income or loss and accumulated net realized gain or loss on investments. These differences are primarily due to redemptions-in-kind, investments in partnerships, wash sales, book equalization, return of capital and net operating losses, if any. These adjustments have no effect on net assets. For the year ended April 30, 2009, the adjustments were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Capital Gains	Shares of Beneficial Interest
Dynamic Aggressive Growth Portfolio	$20,796	$2,584,695	$(2,605,491)
Dynamic Deep Value Portfolio	1,946	3,236,111	(3,238,057)
Dynamic Large Cap Growth Portfolio	483,455	60,386,171	(60,869,626)
Dynamic Large Cap Portfolio	(60,045)	4,822,824	(4,762,779)
Dynamic Large Cap Value Portfolio	(385,582)	16,163,838	(15,778,256)
Dynamic Mid Cap Growth Portfolio	44,455	52,300,711	(52,345,166)
Dynamic Mid Cap Portfolio	(5,421)	3,866,237	(3,860,816)
Dynamic Mid Cap Value Portfolio	58,260	9,730,535	(9,788,795)
Dynamic Small Cap Growth Portfolio	11,854	7,706,965	(7,718,819)
Dynamic Small Cap Portfolio	(9,361)	4,496,422	(4,487,061)
Dynamic Small Cap Value Portfolio	(16,498)	25,838,654	(25,822,156)
FTSE NASDAQ Small Cap Portfolio	11,188	137,733	(148,921)
Zacks Micro Cap Portfolio	(52,600)	11,077,629	(11,025,029)
Zacks Small Cap Portfolio	(20,891)	4,595,870	(4,574,979)

Note 6. Investment Transactions

For the year ended April 30, 2009, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
Dynamic Aggressive Growth Portfolio	$6,197,038	$6,602,362
Dynamic Deep Value Portfolio	7,096,352	7,084,203
Dynamic Large Cap Growth Portfolio	384,015,385	387,985,462
Dynamic Large Cap Portfolio	17,719,790	18,187,707
Dynamic Large Cap Value Portfolio	185,634,686	187,438,044
Dynamic Mid Cap Growth Portfolio	211,130,833	208,258,851
Dynamic Mid Cap Portfolio	15,354,761	15,617,602
Dynamic Mid Cap Value Portfolio	52,181,603	51,654,288
Dynamic Small Cap Growth Portfolio	45,616,521	46,389,083
Dynamic Small Cap Portfolio	12,250,611	12,445,395
Dynamic Small Cap Value Portfolio	75,541,242	76,687,190
FTSE NASDAQ Small Cap Portfolio	388,985	424,335
Zacks Micro Cap Portfolio	33,718,630	36,112,369
Zacks Small Cap Portfolio	17,625,399	18,087,470

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

For the year ended April 30, 2009, in-kind transactions associated with creations and redemptions, were as follows:

	Securities Received	Securities Delivered
Dynamic Aggressive Growth Portfolio	$31,002,638	$31,838,733
Dynamic Deep Value Portfolio	23,257,504	17,267,477
Dynamic Large Cap Growth Portfolio	381,291,685	545,886,199
Dynamic Large Cap Portfolio	48,483,968	28,079,406
Dynamic Large Cap Value Portfolio	282,011,176	179,642,858
Dynamic Mid Cap Growth Portfolio	380,310,581	486,065,213
Dynamic Mid Cap Portfolio	28,608,616	28,279,272
Dynamic Mid Cap Value Portfolio	70,186,499	84,592,826
Dynamic Small Cap Growth Portfolio	62,049,014	62,788,941
Dynamic Small Cap Portfolio	31,102,866	27,340,365
Dynamic Small Cap Value Portfolio	121,843,545	114,633,393
FTSE NASDAQ Small Cap Portfolio	1,722,431	1,504,808
Zacks Micro Cap Portfolio	65,111,233	75,900,313
Zacks Small Cap Portfolio	27,408,524	32,580,023

Gains on in-kind transactions are generally not considered taxable gains for Federal income tax purposes.

Note 7. Trustees' Fees

The Funds compensate each Trustee who is not an employee of the Adviser or its affiliates. With respect to the FTSE NASDAQ Small Cap Portfolio, the Adviser, as result of the unitary management fee, pays for such compensation. The "Interested" Trustee of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a Trustee who is not an "interested person" (as defined in the 1940 Act) (an "Independent Trustee") and has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in selected PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the shares selected, and the value decreases with distributions or with declines in the value of the shares selected.

Note 8. Capital

Shares are created and redeemed by the Trust only in Creation Unit size aggregations of 100,000. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of each Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 9. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 10. Subsequent Event

On May 1, 2009, the Board of Trustees of the Trust approved the liquidation of the PowerShares Dynamic Aggressive Growth Portfolio and PowerShares Dynamic Deep Value Portfolio. The portfolios were liqudated at fair value on May 22, 2009.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios indicated in Note 1 of the financial statements (each a portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the "Trust") at April 30, 2009, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

As discussed in Note 10 to the financial statements, on May 1, 2009, the Board of Trustees approved the liquidation of the PowerShares Dynamic Aggressive Growth Portfolio and PowerShares Dynamic Deep Value Portfolio, effected on May 22, 2009.

PricewaterhouseCoopers LLP
New York, New York
June 25, 2009

Supplemental Information (Unaudited)

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different the maximum amount allowable for its fiscal year ended April 30, 2009 and if applicable its final fiscal year ended May 22, 2009:

Federal Income Tax Information

	April 30, 2009
	Long-Term Capital Gains Dividends	Qualified Dividend Income*	Corporate Dividends Received Deduction*
Dynamic Aggressive Growth Portfolio	$—	0%	0%
Dynamic Deep Value Portfolio	—	100%	100%
Dynamic Large Cap Growth Portfolio	—	100%	100%
Dynamic Large Cap Portfolio	—	100%	100%
Dynamic Large Cap Value Portfolio	—	100%	100%
Dynamic Mid Cap Growth Portfolio	—	0%	0%
Dynamic Mid Cap Portfolio	—	100%	100%
Dynamic Mid Cap Value Portfolio	—	100%	100%
Dynamic Small Cap Growth Portfolio	—	0%	0%
Dynamic Small Cap Portfolio	—	100%	100%
Dynamic Small Cap Value Portfolio	—	100%	100%
FTSE NASDAQ Small Cap Portfolio	9	100%	100%
Zacks Micro Cap Portfolio	—	100%	100%
Zacks Small Cap Portfolio	—	100%	100%

Federal Income Tax Information for liquidating funds

	May 22, 2009
	Qualified Dividend Income*	Corporate Dividends Received Deduction*
Dynamic Aggressive Growth Portfolio	0%	0%
Dynamic Deep Value Portfolio	100%	100%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

Supplemental Information (Continued)

Trustees and Officers

The Independent Trustees, the Trustee who is affiliated with the Adviser (the "Management Trustee") and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

Name, Address, and Age Independent Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Ronn R. Bagge 51 YQA Capital Management, LLC 1755 S. Naperville Road Suite 100 Wheaton, IL 60187	Trustee	Since 2003	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	119	None

Marc M. Kole 48 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Vice President of Finance and Accounting, Hope Network (social services) (November 2008-Present); formerly Assistant Vice President and Controller, Priority Health (health insurance) (September 2005-April 2008); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	119	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age Independent Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Philip M. Nussbaum 47 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (November 2004-Present); formerly Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-1999)	119	None

Donald H. Wilson 49 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	President and Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (August 2007-April 2009), formerly Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (February 2006-August 2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995-February 2006)	119	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age of Management Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
H. Bruce Bond** 45 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chairman of the Board, Trustee and President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly Manager, Nuveen Investments (April 1998-August 2002)	119	None

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at 800.337.4246.

  *  This is the date the Management Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Each officer serves a one year term, until his successor is elected.

  **  "Interested person" as defined in Section 2(a)(19) of the 1940 Act.

  ***  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age of Officers	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan 54 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer and Treasurer Since 2006 Secretary Since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (September 2005-Present); formerly Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin R. Gustafson 43 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2004	General Counsel, Invesco PowerShares Capital Management LLC (September 2004-Present); formerly Chief Compliance Officer, Invesco PowerShares Capital Management LLC (September 2004-April 2008)

John W. Southard, Jr., CFA, MBA 39 Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly, Treasurer of the Trust (April 2003-April 2006); Senior Equity Analyst, Charles Schwab & Company (May 2001-August 2002)

  *  This is the period for which the Officers began serving the Trust. Each Officer serves one year term, until his successor is elected.

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 16, 2009, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following 70 series (each, a "Fund" and collectively, the "Funds"):

PowerShares Dynamic Market Portfolio

PowerShares Dynamic OTC Portfolio

PowerShares Golden Dragon Halter USX China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Mid Cap Growth Portfolio

PowerShares Dynamic Mid Cap Value Portfolio

PowerShares Dynamic Small Cap Growth Portfolio

PowerShares Dynamic Small Cap Value Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Zacks Micro Cap Portfolio

PowerShares Aerospace & Defense Portfolio

PowerShares Dynamic Hardware & Consumer Electronics Portfolio

PowerShares Dynamic Telecommunications & Wireless Portfolio

PowerShares Value Line Timeliness Select Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares High Growth Rate Dividend AchieversTM Portfolio

PowerShares Zacks Small Cap Portfolio

PowerShares Dynamic Building and Construction Portfolio

PowerShares Dynamic Energy Exploration and Production Portfolio

PowerShares Dynamic Insurance Portfolio

PowerShares Dynamic Oil and Gas Services Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Utilities Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Water Resources Portfolio

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Financials Sector Portfolio

PowerShares Dynamic Healthcare Sector Portfolio

PowerShares Dynamic Industrials Sector Portfolio

PowerShares Dynamic Large Cap Portfolio

PowerShares Dynamic MagniQuant Portfolio

PowerShares Dynamic Mid Cap Portfolio

PowerShares Dynamic Small Cap Portfolio

PowerShares Dynamic Technology Sector Portfolio

PowerShares Buyback AchieversTM Portfolio

PowerShares FTSE RAFI Basic Materials Sector Portfolio

PowerShares FTSE RAFI Consumer Goods Sector Portfolio

PowerShares FTSE RAFI Consumer Services Sector Portfolio

PowerShares FTSE RAFI Energy Sector Portfolio

PowerShares FTSE RAFI Financials Sector Portfolio

PowerShares FTSE RAFI Health Care Sector Portfolio

PowerShares FTSE RAFI Industrials Sector Portfolio

PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

PowerShares FTSE RAFI Utilities Sector Portfolio

PowerShares Cleantech Portfolio

PowerShares Dynamic Aggressive Growth Portfolio

PowerShares Dynamic Banking Portfolio

PowerShares Dynamic Basic Materials Sector Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Consumer Staples Sector Portfolio

PowerShares Dynamic Healthcare Services Portfolio

PowerShares Dynamic Deep Value Portfolio

PowerShares Financial Preferred Portfolio

PowerShares Listed Private Equity Portfolio

PowerShares DWA Technical Leaders Portfolio

PowerShares Value Line Industry Rotation Portfolio

PowerShares WilderHill Progressive Energy Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indices through December 31, 2008. The Trustees also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance, and the Adviser's analysis of the tracking error between each Fund and its underlying index. The Trustees noted that each Fund's correlation was within the targeted range set forth in the Trust's registration statement and that, for each Fund other than PowerShares Financial Preferred Portfolio, the tracking error was within the targeted range set forth in the Trust's registration statement. The Trustees reviewed the reasons for PowerShares Financial Preferred Portfolio's tracking error. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's expense ratio and advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

•  0.50% of the Fund's average net assets, for each Fund other than PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio;

•  0.40% of the Fund's average net assets, for each of PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio; and

•  0.29% of the Fund's average net assets, for each of PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the Trustees noted that the advisory fee for each of these Funds was reduced to 0.29% effective November 1, 2008).

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an "Expense Cap") to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund's average daily net assets, at least until August 31, 2010, as set forth below:

•  0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares Dynamic OTC Portfolio and PowerShares Dynamic Market Portfolio;

•  0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

•  0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares FTSE RAFI Basic Materials

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the Trustees noted that, effective November 1, 2008, the Expense Cap for each of these Funds changed from 0.60% to 0.39%); and

•  0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not manage any funds other than the Funds and other ETFs overseen by the Board. The Trustees noted that each Fund's advisory fee was:

•  higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Financial Preferred Portfolio, PowerShares Golden Dragon Halter USX China Portfolio and PowerShares International Dividend AchieversTM Portfolio, which was lower than the median advisory fee of its ETF peer funds); and

•  higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares DWA Technical Leaders Portfolio, PowerShares Dynamic Aggressive Growth Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio and PowerShares Value Line Timeliness Select Portfolio, which was lower than the median advisory fee of its open-end index peer funds, and there was no comparable data for PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio or PowerShares Golden Dragon Halter USX China Portfolio); but

•  lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indices, which generally require more frequent rebalancing of the portfolios, the distinguishing factors of the Funds, and the higher administrative, operational and management oversight costs for the Adviser. With respect to the Funds' expense ratios, the Trustees noted that the net expense ratio for each Fund was:

•  higher than the median expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares Dynamic OTC Portfolio, PowerShares Financial Preferred Portfolio and PowerShares International Dividend AchieversTM Portfolio, which was less than the median expense ratio of its ETF peer funds, and the net expense ratio of each of PowerShares Dynamic Aggressive Growth Portfolio and PowerShares Dynamic Market Portfolio, which was equal to the median expense ratio of its ETF peer funds); and

•  higher than the median expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares DWA Technical Leaders Portfolio, PowerShares Dynamic Aggressive

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

Growth Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Financials Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares Listed Private Equity Portfolio and PowerShares Value Line Timeliness Select Portfolio, which was lower than the median expense ratio of its open-end index peer funds, and there was no comparable data for PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio or PowerShares Golden Dragon Halter USX China Portfolio); but

•  lower than the median expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund's Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund's expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund's Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

At a meeting held on April 16, 2009, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following five series (each, a "Fund" and collectively, the "Funds"):

PowerShares FTSE NASDAQ Small Cap Portfolio

PowerShares NASDAQ Internet Portfolio

PowerShares NASDAQ-100 BuyWrite Portfolio

PowerShares NXQ Portfolio

PowerShares S&P 500 BuyWrite Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indices through December 31, 2008. The Trustees also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance, and the Adviser's analysis of the tracking error between each Fund and its underlying index. The Trustees noted that, in each case, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust's registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's total expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual unitary advisory fee is 0.70% for each of PowerShares FTSE NASDAQ Small Cap Portfolio and PowerShares NXQ Portfolio, 0.60% for PowerShares NASDAQ Internet Portfolio and 0.75% for

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

each of PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio, and that the Adviser pays all other expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest and extraordinary expenses.

The Trustees noted that the Adviser represented that it does not manage any funds other than the Funds and other ETFs overseen by the Board. The Trustees noted that: the advisory fee for PowerShares FTSE NASDAQ Small Cap Portfolio was higher than the median expense ratios of its ETF peer funds and open-end index peer funds, but lower than the median expense ratio of its open-end actively-managed peer funds; the advisory fee for PowerShares NASDAQ Internet Portfolio was equal to or lower than the median expense ratio for each peer group; no comparable ETF peer fund information was available for PowerShares NASDAQ-100 BuyWrite Portfolio or PowerShares S&P 500 BuyWrite Portfolio, but the advisory fee for each of these Funds was lower than the median expense ratios of their open-end index peer funds and open-end actively-managed peer funds; and the advisory fee for PowerShares NXQ Portfolio was higher than the median expense ratio of its ETF peer funds, but lower than the median expense ratios of its open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that each Fund's advisory fee was reasonable because of the complexity of the indices, which generally require more frequent rebalancing of the portfolios, the distinguishing factors of the Funds and the higher administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund's advisory fee was attributable to a license fee payable out of the unitary fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees reviewed the overall profitability of the Adviser and noted that the Adviser, to date, had incurred a loss from its relationship with the Funds.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size and expense ratio. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary fee provides certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Funds' proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 337-4246. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 337-4246; or (ii) accessing the Funds' Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at www.sec.go  v. The Funds' Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

There are risks involved in investing in exchange-traded funds ("ETFs"), including possible loss of money. Investing in securities of small and medium sized companies involves greater risk than is customarily associated with investing in more established companies, and investments in concentrated industry sectors involve greater risks than investments that are more diversified. Indexed-based ETFs are not actively managed. Actively-managed ETFs do not necessarily seek to replicate the performance of a specific index. Both index-based and actively-managed ETFs are subject to risks similar to stocks, including those related to short selling and margin maintenance. PowerShares ETFs are not FDIC insured, may lose value and have no bank guarantee. PowerShares is a registered trademark of Invesco PowerShares Capital Management LLC. Past performance is not a guarantee of future results.

Invesco Aim Distributors, Inc. is the distributor of the PowerShares Exchange-Traded Fund Trust.

An investor should consider each PowerShares ETF's investment objective, risks, charges and expenses carefully before investing. For more complete information about PowerShares ETFs call Invesco Aim Distributors, Inc. at (800) 337-4246 or visit our website invescopowershares.com for a prospectus. Please read the prospectus carefully before investing.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2009 Invesco PowerShares Capital Management LLC  P-PS-AR-5

2009 Annual Report to Shareholders

April 30, 2009

PowerShares Buyback AchieversTM Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares Financial Preferred Portfolio

PowerShares High Growth Rate Dividend
AchieversTM Portfolio

PowerShares High Yield Equity Dividend
AchieversTM Portfolio

PowerShares International Dividend
AchieversTM Portfolio

The Market Environment	2

Managers' Analysis	4

Frequency Distribution of Discounts & Premiums	18

Fees and Expenses	20

Dividend Income Portfolios

Schedules of Investments

PowerShares Buyback AchieversTM Portfolio	22

PowerShares Dividend AchieversTM Portfolio	26

PowerShares Financial Preferred Portfolio	30

PowerShares High Growth Rate Dividend AchieversTM Portfolio	31

PowerShares High Yield Equity Dividend AchieversTM Portfolio	33

PowerShares International Dividend AchieversTM Portfolio	35

Statements of Assets and Liabilities	38

Statements of Operations	40

Statements of Changes in Net Assets	42

Financial Highlights	44

Notes to Financial Statements	47

Report of Independent Registered Public Accounting Firm	57

Supplemental Information	58

Board Considerations Regarding Continuation of Investment Advisory Agreement	63

The Market Environment

For the year ended April 30, 2009, stock market losses were larger than most market participants have ever seen in their professional careers. The S&P 500® Index was down 35.29%, the NASDAQ-100® Index declined 26.83% and the Dow Jones Industrial Index dropped 34.12%. Corporate debt markets also declined as the credit crunch continued to limit access to capital. Municipal securities held up a little better but still struggled. The Merrill U.S. Corporate Master Index returned -5.78% while the Merrill Muni Master Index returned 2.26% for the period. Meanwhile, treasury securities rallied as investors fled to quality. Huge companies required capital infusions and/or other forms of financial support through government intervention and the credit crisis evolved into an overall crisis of consumer, investor and business confidence.

The markets fell nearly universally from August through October. As more job losses and layoffs were announced, banks continued to restrict borrowing and consumers, who drive two-thirds of the U.S. economy historically, were unable to sustain their spending. The government spent hundreds of billions of dollars to bail out firms and stimulate the economy while the Federal Open Market Committee moved from a discount rate of 2.50% to 0.50% during the period. Not until March did confidence begin to return to the equity markets with the S&P 500® Index, NASDAQ-100® Index and the Dow Jones Industrial Index moving off the lows and returning 29.99%, 29.97% and 21.24% respectively from March 1 through April 30, 2009. Corporate and municipal debt also showed some appreciation over the period, however the amount of appreciation was less as credit spreads tightened. The Merrill Muni Master Index was up 2.33% while the Merrill U.S. Corporate Master Index rose by 2.55% from March 1 through April 30, 2009.

2

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Manager's Analysis

PowerShares Buyback AchieversTM Portfolio (ticker: PKW)

The PowerShares Buyback Achievers Portfolio, (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the Share BuyBack AchieversTM Index ("Index"). To become eligible for inclusion in the index, a company must be incorporated in the U.S., trade on a U.S. exchange and must have repurchased at least 5% or more of its outstanding shares for the trailing 12 months.

For the year ended April 30, 2009, the Fund returned -27.87%, while the Index returned -27.45%.

For the year ended April 30, 2009, none of the ten sectors represented in the Fund generated positive returns. Underexposure in the consumer discretionary and healthcare sectors made the largest negative contribution to the performance of the Fund relative to the broader U.S. equity market. However, overexposure to financials, information technology and industrials sectors made the largest positive contribution to the performance of the Fund relative to the broader U.S. equity market.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Consumer Discretionary	27.2
Information Technology	16.7
Industrials	14.3
Energy	11.0
Financials	10.6
Health Care	9.9
Consumer Staples	5.1
Materials	2.4
Telecommunication Services	1.7
Utilities	1.1
Money Market Fund	0.7
Other	(0.7)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Value	33.8
Large-Cap Growth	28.7
Mid-Cap Value	13.6
Mid-Cap Growth	12.1
Small-Cap Growth	6.0
Small-Cap Value	5.8

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
ConocoPhillips	4.9
Exxon Mobil Corp.	4.8
McDonald's Corp.	4.7
United Parcel Service, Inc., Class B	4.2
Comcast Corp., Class A	3.6
Kraft Foods, Inc., Class A	2.7
Target Corp.	2.5
Boeing (The) Co.	2.3
UnitedHealth Group, Inc.	2.2
DIRECTV Group (The), Inc.	2.0
Total	33.9

4

Manager's Analysis (Continued)

PowerShares Buyback AchieversTM Portfolio (ticker: PKW)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Share Buyback AchieversTM Index	-27.45	-15.65	-33.08
S&P 500® Index	-35.29	-16.95	-35.17
Russell 1000® Index	-35.30	-16.81	-34.91
Russell 3000® Value Index	-38.61	-20.70	-41.79
Fund
NAV Return	-27.87	-16.32	-34.31
Share Price Return	-27.80	-16.35	-34.37

Fund Inception: December 20, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.79%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.70% while the Fund's gross total operating expense ratio was 0.92%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index, Russell 1000® Index and Russell 3000® Value Index "(the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 500, 1,000 and 1,896 common stocks, respectively. The S&P 500 Index and the Russell 3000 Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

5

Manager's Analysis

PowerShares Dividend AchieversTM Portfolio (ticker: PFM)

The PowerShares Dividend Achievers Portfolio ( the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the Broad Dividend AchieversTM Index ("Index").

The Broad Dividend AchieversTM Index is designed to track the performance of companies that meet the requirements to be classified as "Dividend AchieversTM." To become eligible for inclusion in the Broad Dividend AchieversTM Index, a company must be incorporated in the U.S. or U.S. territory, trade on a U.S. exchange, and must have raised its annual regular cash dividend payments for at least each of the last ten consecutive fiscal years.

For the year ended April 30, 2009, the Fund returned -34.84%, while the Index returned -34.90%.

For the year ended April 30, 2009, none of the ten sectors represented in the Fund generated positive returns. Overexposure in the financial sector made the largest negative contribution to the performance of the Fund relative to the broader U.S. equity market. However, overexposure in consumer staples and stock selection in energy and information technology made the largest positive contribution to the performance of the Fund relative to the broader U.S. equity market.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Consumer Staples	22.0
Health Care	14.8
Industrials	14.1
Financials	13.1
Energy	10.8
Consumer Discretionary	7.6
Information Technology	5.4
Telecommunication Services	5.0
Materials	3.3
Utilities	2.7
Money Market Fund	0.1
Other	1.1

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Growth	41.4
Large-Cap Value	39.6
Mid-Cap Value	8.7
Mid-Cap Growth	6.8
Small-Cap Value	2.5
Small-Cap Growth	1.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Wal-Mart Stores, Inc.	5.1
AT&T, Inc.	4.9
Procter & Gamble (The) Co.	4.9
Exxon Mobil Corp.	4.9
Johnson & Johnson	4.7
General Electric Co.	4.7
Chevron Corp.	4.5
International Business Machines Corp.	4.1
Coca-Cola (The) Co.	3.5
Pfizer, Inc.	3.1
Total	44.4

6

Manager's Analysis (Continued)

PowerShares Dividend AchieversTM Portfolio (ticker: PFM)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Broad Dividend AchieversTM Index	-34.90	-10.98	-7.50	-24.61
S&P 500® Index	-35.29	-10.76	-6.80	-22.76
Russell 3000® Value Index	-38.61	-13.25	-8.23	-27.01
Dow Jones Industrial Average Index	-34.12	-8.03	-4.12	-14.29
Fund
NAV Return	-34.84	-11.21	-7.81	-25.50
Share Price Return	-34.84	-11.24	-7.81	-25.51

Fund Inception: September 15, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.72%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.60% while the Fund's gross total operating expense ratio was 0.74%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index, Russell 3000® Value Index, and Dow Jones Industrial Average Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 500, 1,896, and 30 common stocks, respectively. The S&P 500 Index and the Russell 3000 Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

7

Manager's Analysis

PowerShares Financial Preferred Portfolio (ticker: PGF)

The PowerShares Financial Preferred Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the Wachovia Hybrid & Preferred Securities Financial Index ("WHPSSM Financial Index"). The Index tracks the performance of U.S. preferred stocks issued in the U.S. market by financial institutions and currently includes approximately 46 securities selected by Wachovia pursuant to a proprietary selection methodology. The market-capitalization weighted Index is rebalanced monthly.

For the year ending April 30, 2009, the Fund returned -39.56% on a total return basis. Over this same period the WHPSSM Financial Index returned -40.45% and the S&P 500® Preferred Stock Index was -35.85%. Because the WHPSSM Financial Index does not comply with the tax diversification requirements to which the Fund must adhere, a sampling methodology was utilized to help the Fund achieve its investment objective of tracking the Index before fees and expenses. Most of the difference between the Fund and the WHPSSM Financial Index performance, beyond regular fund expenses, can be attributed to the Fund's representative sampling.

Preferred securities, most of which are financial service-related, plunged to their lowest levels since the early '90s (using Merrill Lynch's Fixed Rate Preferred Index) based on the ongoing turmoil in the banking and insurance sectors. Despite a strong rebound in March and April of 2009, the financial sector remained the weakest overall S&P500 sector over the reporting period. Since 100% of the Fund and WHPSSM Financial Index holdings are financial preferred securities, significant losses were sustained over the past year. Government takeovers of mortgage giants Fannie Mae and Freddie Mac, the bankruptcies of Lehman Bros. and Washington Mutual, and deteriorating conditions at companies such as AIG, Bank of America, and Citigroup were all major factors contributing to the collapse in financial preferred stocks. Ironically, Citigroup's suspension of its perpetual preferred dividends and simultaneous conversion option (to common stock) offered to those same shareholders was a major catalyst for the overall preferred market rebound. Going forward, preferred market volatility is expected to remain high until the balance sheets of banks and insurance companies improve significantly. The direction of the overall preferred market will likewise closely follow the ebbs and flows of the financial sector recovery.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Banks	59.3
Insurance	32.1
Diversified Financial Services	7.8
Money Market Fund	0.9
Other	(0.1)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Value	91.9
Large-Cap Value	8.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Bank of America Corp., 8.20%	6.8
JPMorgan Chase & Co., 8.63%	6.1
Barclays Bank PLC, 8.13% (United Kingdom)	6.1
HSBC Holdings PLC, 8.13% (United Kingdom)	4.8
Allianz SE, 8.38% (Germany)	4.8
Wells Fargo & Co., 8.00%	4.8
MetLife, Inc., 6.50%, Series B	4.7
Credit Suisse Guernsey, 7.90% (Switzerland)	4.4
ING Groep N.V., 8.50% (Netherlands)	4.1
Bank of America Corp., 8.63%, Series MER	3.9
Total	50.5

8

Manager's Analysis (Continued)

PowerShares Financial Preferred Portfolio (ticker: PGF)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
WHPSSM Financial Index	-40.45	-21.00	-43.36
S&P Preferred Stock Index	-35.85	-17.37	-36.94
S&P 500® Index	-35.29	-15.94	-34.26
Barclays Capital U.S. Corporate Bond Index*	-4.26	-0.02	-0.05
Fund
NAV Return	-39.56	-21.50	-44.21
Share Price Return	-39.82	-21.74	-44.62

Fund Inception: December 1, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses during previous fiscal periods, absent which, performance during those fiscal periods would have been lower. While the Adviser has contractually agreed to waive and/or pay certain Fund expenses through August 31, 2010, the Fund is currently subject to recapture, which may result in an increased expense ratio. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.74%. In the Financial Highlights section of this Shareholder Report, the Fund's net total operating expense ratio was determined to be 0.69% while the Fund's gross total operating expense ratio was 0.68%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Preferred Index and S&P 500® Index and the Barclays Capital U.S. Corporate Bond Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 44 and 500 common stocks and 1,500 Bonds, respectively. The S&P Preferred Index will be used for comparative purposes going forward it represent a more appropriate market index for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

*  Effective 11/3/08, Lehman Brothers Indexes were rebranded as Barclays Capital Indexes

9

Manager's Analysis

PowerShares High Growth Rate Dividend Achievers Portfolio (ticker: PHJ)

The PowerShares High Growth Rate Dividend Achievers Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the High Growth Rate Dividend AchieversTM Index ("Index").

The High Growth Rate Dividend AchieversTM Index is designed to track the performance of the 100 companies with the highest annual dividend growth rate over the last 10 years that meet the requirements to be classified as "High Growth Rate Dividend AchieversTM." To become eligible for inclusion in the High Growth Rate Dividend AchieversTM Index, a company must be incorporated in the U.S. or a U.S. territory, trade on a U.S. exchange and its aggregate annual regular dividend payments must have increased consistently over the course of the last 10 or more fiscal years.

For the year ended April 30, 2009, the Fund returned -39.72%, while the Index returned -39.32%.

For the year ended April 30, 2009, three of the ten sectors represented in the Fund generated positive returns. Overexposure in the financial sector made the largest negative contribution to the performance of the Fund relative to the broader U.S. equity market. However, stock selection in energy, industrials, and telecom all made the largest positive contribution to the performance of the Fund relative to the broader U.S. equity market.

10

Manager's Analysis (Continued)

PowerShares High Growth Rate Dividend AchieversTM Portfolio (ticker: PHJ)

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Retail	21.0
Healthcare-Products	11.6
Miscellaneous Manufacturing	8.9
Banks	7.3
Aerospace/Defense	6.2
Phamaceuticals	5.3
Insurance	5.0
Computers	4.1
Chemicals	4.0
Beverages	3.9
Diversified Financial Services	3.6
Commerical Services	3.5
Pipelines	3.4
Agriculture	1.9
Transportation	1.9
Food	1.6
Iron/Steel	1.4
Auto Parts & Equipment	1.3
Distribution/Wholesale	0.8
Leisure Time	0.7
Semiconductors	0.5
Textiles	0.4
Media	0.4
Telecommunications	0.4
Savings & Loans	0.3
Apparel	0.1
Advertising	0.1
Enivronmental Control	0.1
Oil & Gas	0.1
Real Estate	0.1
REIT	0.1
Money Market Fund	0.7
Other	(0.7)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
General Electric Co.	4.1
Medtronic, Inc.	4.1
Wal-Mart Stores, Inc.	4.1
Johnson & Johnson	4.0
Wells Fargo & Co.	4.0
United Technologies Corp.	4.0
International Business Machines Corp.	4.0
Pfizer, Inc.	3.9
PepsiCo, Inc.	3.9
McDonald's Corp.	3.8
Total	39.9

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Growth	42.7
Large-Cap Value	36.8
Mid-Cap Growth	10.2
Mid-Cap Value	7.4
Small-Cap Value	1.7
Small-Cap Growth	1.2

11

Manager's Analysis (Continued)

PowerShares High Growth Rate Dividend AchieversTM Portfolio (ticker: PHJ)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
High Growth Rate Dividend AchieversTM Index	-39.32	-16.11	-11.31	-35.25
S&P 500® Index	-35.29	-10.76	-6.80	-22.76
Russell 3000® Value Index	-38.61	-13.25	-8.23	-27.01
Dow Jones Industrial Average Index	-34.12	-8.03	-4.12	-14.29
Fund
NAV Return	-39.72	-16.73	-11.91	-36.84
Share Price Return	-39.68	-16.71	-11.91	-36.84

Fund Inception: September 15, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.89%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.60% while the Fund's gross total operating expense ratio was 1.21%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index, Russell 3000® Value Index, and Dow Jones Industrial Average Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 500, 1,896, and 30 common stocks, respectively. The S&P 500 Index and the Russell 3000 Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

12

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Manager's Analysis

PowerShares High Yield Equity Dividend AchieversTM Portfolio (ticker: PEY)

The PowerShares High Yield Equity Dividend AchieversTM (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) the Dividend AchieversTM 50 Index ("Index"). The Index is designed to track the performance of the 50 companies with highest dividend yield, chosen from the universe of companies which meet the requirements to be classified as Dividend Achievers TM . To qualify, a company must have, among other things, experienced growth in dividends consistently over the last ten or more fiscal years. The yield weighted portfolio is rebalanced quarterly and reconstituted annually.

For the year ended April 30, 2009, the Fund returned -42.88%, while the Index returned -43.71%.

For the year ended April 30, 2009, three of the eight sectors represented in the Fund generated positive returns. Overexposure to the financial sector made the largest negative contribution to the performance of the Fund relative to the broader U.S. equity market.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Banks	22.0
Insurance	12.0
Electric	11.9
Miscellaneous Manufacturing	6.7
Agriculture	5.9
Telecommunications	5.3
Media	4.8
Gas	4.0
Chemicals	3.9
Leisure Time	3.6
REIT	3.3
Pharmaceuticals	3.0
Office Furnishings	2.7
Machinery-Diversified	2.5
Household Products/Wares	2.4
Office/Business Equipment	2.0
Building Materials	1.5
Diversified Financial Services	1.4
Savings & Loans	0.9
Money Market Fund	0.6
Other	(0.4)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
General Electric Co.	4.2
Vector Group Ltd.	3.9
BB&T Corp.	3.7
Integrys Energy Group, Inc.	3.5
Getty Realty Corp. REIT	3.3
CenturyTel, Inc.	3.3
Pfizer, Inc.	3.0
Arthur J. Gallagher & Co.	2.9
TCF Financial Corp.	2.7
HNI Corp.	2.7
Total	33.2

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Mid-Cap Value	36.5
Small-Cap Value	34.5
Large-Cap Value	18.7
Small-Cap Growth	6.4
Mid-Cap Growth	3.9

14

Manager's Analysis (Continued)

PowerShares High Yield Equity Dividend AchieversTM Portfolio (ticker: PEY)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Mergent Dividend AchieversTM 50 Index	-43.71	-23.32	-15.55	-52.36
Dow Jones US Select Dividend Index	-37.01	-14.15	-7.69	-29.76
S&P Citigroup Large Cap Value Index	-40.06	-13.78	-5.96	-23.78
S&P® 500 Index	-35.29	-10.76	-4.55	-18.58
Fund
NAV Return	-42.88	-22.24	-14.60	-49.99
Share Price Return	-42.88	-22.20	-14.59	-49.95

Fund Inception: December 9, 2004

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.56%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.60% while the Fund's gross total operating expense ratio was 0.62%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Dow Jones U.S. Select Dividend Index, S&P Citigroup Large Cap Value Index, and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 100, 346, and 500 common stocks, respectively.

The Dow Jones U.S. Select Dividend Index and the S&P Citigroup Large Cap Value Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

15

Manager's Analysis

PowerShares International Dividend AchieversTM Portfolio (ticker: PID)

The PowerShares International Dividend AchieversTM (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) International Dividend AchieversTM Index (the "Index").

The International Dividend AchieversTM Index is designed to track the performance of dividend paying American Depositary Receipts and non-U.S. common or ordinary stocks trading on the New York Stock Exchange or NASDAQ. To become eligible for inclusion in the International Dividend AchieversTM Index, a company's aggregate annual regular dividend payments must have increased consistently over the course of the last five calendar or fiscal years.

For the year ended April 30, 2009, the Fund returned -46.44%, while the Index returned -46.60%.

The United Kingdom, Ireland and the United States were the largest negative contributors while Russia, Peru, Chile and Bermuda were the largest positive contributors to the Fund's performance. Seven of the ten industry sectors represented in the Fund generated positive returns. Overexposure in the financial sector made the largest negative contribution to the performance of the Fund relative to the broader US equity market. However, overexposure to the consumer discretionary sector and stock selection made the largest positive contributions to the performance of the Fund relative to the Index.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Financials	34.5
Energy	13.4
Consumer Discretionary	11.3
Telecommunication Services	10.2
Industrials	6.8
Materials	5.8
Utilities	5.4
Consumer Staples	4.8
Health Care	4.4
Information Technology	3.0
Other	0.4

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Value	53.4
Large-Cap Growth	24.9
Mid-Cap Value	7.8
Mid-Cap Growth	7.7
Small-Cap Value	5.6
Small-Cap Growth	0.6

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Banco Bilbao Vizcaya Argentaria S.A. ADR	3.4
Tsakos Energy Navigation Ltd.	2.9
HSBC Holdings PLC ADR	2.8
Banco Santander S.A. ADR	2.5
Brookfield Properties Corp.	2.3
Teekay Corp.	2.2
Methanex Corp.	2.1
Westpac Banking Corp. ADR	2.0
Bank of Montreal	2.0
BP PLC ADR	1.9
Total	24.1

16

Manager's Analysis (Continued)

PowerShares International Dividend AchieversTM Portfolio (ticker: PID)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
International Dividend AchieversTM Index	-46.60	-13.19	-7.68	-25.14
Dow Jones EPAC Select Dividend Index	-46.54	-11.86	-5.16	-17.65
MSCI EAFE Value Index	-42.13	-12.77	-4.90	-16.84
MSCI EAFE Index	-42.76	-12.34	-4.66	-16.06
S&P 500® Index	-35.29	-10.76	-6.80	-22.76
Fund
NAV Return	-46.44	-12.99	-7.49	-24.58
Share Price Return	-46.30	-12.96	-7.47	-24.51

Fund Inception: September 15, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. While the Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. The Fund is currently subject to recapture which may result in an increased expense ratio. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.56%. In the Financial Highlights section of this Shareholder Report, the Fund's net total operating expense ratio was determined to be 0.57% while the Fund's gross total operating expense ratio was 0.57%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Dow Jones EPAC Select Dividend Index, MSCI EAFE Index, MSCI EAFE Value Index, and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 100, 1,137, 607, and 500 common stocks, respectively.

The Dow Jones EPAC Select Dividend Index and the MSCI EAFE Value Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

17

Frequency Distribution of Discounts & Premiums

Since Inception through April 30, 2009

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Days	0-24	25-49	50-99	100-149	150-199	200+
PKW	PowerShares Buyback AchieversTM Portfolio	12/20/06	593	249	33	8	1	1	1
PFM	PowerShares Dividend AchieversTM Portfolio	9/15/05	912	452	63	15	3	0	3
PGF	PowerShares Financial Preferred Portfolio	12/1/06	606	209	132	71	27	24	68
PHJ	PowerShares High Growth Rate Dividend AchieversTM Portfolio	9/15/05	912	434	38	10	2	1	3
PEY	PowerShares High Yield Equity Dividend AchieversTM Portfolio	12/9/04	1105	411	39	5	4	0	1
PID	PowerShares International Dividend AchieversTM Portfolio	9/15/05	912	415	35	9	4	2	1

18

	Closing Price Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
PKW	287	11	2	0	0	0
PFM	364	9	2	1	0	0
PGF	57	4	8	2	2	2
PHJ	402	12	5	1	1	3
PEY	548	85	9	1	1	1
PID	331	67	36	7	4	1

19

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2009.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Buyback AchieversTM Portfolio Actual	$1,000.00	$973.12	0.70%	$3.42
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
PowerShares Dividend AchieversTM Portfolio Actual	$1,000.00	$850.65	0.60%	$2.75
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
PowerShares Financial Preferred Portfolio Actual	$1,000.00	$916.41	0.69%	$3.23
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	0.69%	$3.41
PowerShares High Growth Rate Dividend AchieversTM Portfolio Actual	$1,000.00	$832.43	0.60%	$2.73
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01

20

Fees and Expenses (Continued)

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares High Yield Equity Dividend AcheiversTM Portfolio Actual	$1,000.00	$681.88	0.60%	$2.50
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
PowerShares International Dividend AchieversTM Portfolio Actual	$1,000.00	$900.67	0.54%	$2.54
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	0.54%	$2.71

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2009. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period; then multiplying the result by 181 and then dividing the result by 365. Expense ratios for the most recent half-year may differ from expense ratios based on the one year data in the Financial Highlights.

21

Schedule of Investments

PowerShares Buyback AchieversTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Consumer Discretionary—27.2%
2,085	Advance Auto Parts, Inc.	$91,219
555	AFC Enterprises, Inc.*	3,447
997	American Greetings Corp., Class A	7,826
1,258	AnnTaylor Stores Corp.*	9,297
580	Arbitron, Inc.	12,076
1,868	Autoliv, Inc.	46,084
1,200	AutoZone, Inc.*	199,668
1,246	Barnes & Noble, Inc.	32,546
1,812	Big Lots, Inc.*	50,084
318	Blue Nile, Inc.*	13,534
674	Bob Evans Farms, Inc.	16,345
474	Build-A-Bear Workshop, Inc.*	2,588
527	California Pizza Kitchen, Inc.*	8,279
645	Cato (The) Corp., Class A	12,397
499	CEC Entertainment, Inc.*	15,200
461	Charlotte Russe Holding, Inc.*	5,786
1,312	Cheesecake Factory (The), Inc.*	22,789
7,047	Coach, Inc.*	172,652
744	Columbia Sportswear Co.	22,856
63,231	Comcast Corp., Class A	977,550
493	Conn's, Inc.*	8,105
1,294	Cooper Tire & Rubber Co.	10,701
1,760	Cox Radio, Inc., Class A*	8,448
491	Cracker Barrel Old Country Store, Inc.	16,012
211	CSS Industries, Inc.	4,190
22,180	DIRECTV Group (The), Inc.*	548,511
1,255	Domino's Pizza, Inc.*	11,847
1,961	DreamWorks Animation SKG, Inc., Class A*	47,084
5,887	Eastman Kodak Co.	17,955
15,271	Gap (The), Inc.	237,311
422	Genesco, Inc.*	9,613
3,500	Genuine Parts Co.	118,860
1,399	Harte-Hanks, Inc.	11,556
3,057	Hasbro, Inc.	81,500
627	Hibbett Sports, Inc.*	13,073
237	Hooker Furniture Corp.	2,778
6,500	International Game Technology	80,275
1,069	International Speedway Corp., Class A	25,314
722	Isle of Capri Casinos, Inc.*	7,754
1,248	Jack in the Box, Inc.*	30,688
393	Kenneth Cole Productions, Inc., Class A	2,720
3,437	Leggett & Platt, Inc.	49,355
6,048	Liberty Global, Inc., Series A*	99,732
7,728	Marriott International, Inc., Class A	182,072
24,444	McDonald's Corp.	1,302,620
1,459	Mediacom Communications Corp., Class A*	8,302
354	Monarch Casino & Resort, Inc.*	3,618
424	Monro Muffler, Inc.	10,587
645	Morgans Hotel Group Co.*	2,767
536	Movado Group, Inc.	4,915

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,284	Netflix, Inc.*	$58,178
57,374	News Corp., Class A	473,909
4,730	Nordstrom, Inc.	107,040
677	NutriSystem, Inc.	9,302
520	P.F. Chang's China Bistro, Inc.*	15,694
1,442	Pacific Sunwear of California, Inc.*	5,840
1,719	Penn National Gaming, Inc.*	58,480
1,130	Phillips-Van Heusen Corp.	32,804
715	Polaris Industries, Inc.	23,917
241	Pre-Paid Legal Services, Inc.*	8,876
379	RC2 Corp.*	4,286
340	Red Robin Gourmet Burgers, Inc.*	8,347
2,671	Sears Holdings Corp.*	166,857
5,508	Service Corp. International	24,951
2,570	Sherwin-Williams (The) Co.	145,565
1,774	Sinclair Broadcast Group, Inc., Class A	1,969
880	Sonic Automotive, Inc., Class A	4,541
836	Stage Stores, Inc.	10,241
366	Stamps.com, Inc.*	3,426
4,005	Starwood Hotels & Resorts Worldwide, Inc.	83,544
393	Steven Madden Ltd.*	11,562
2,035	Stewart Enterprises, Inc., Class A	7,102
418	Sturm Ruger & Co., Inc.*	5,146
16,521	Target Corp.	681,655
2,720	Tiffany & Co.	78,717
1,263	Timberland (The) Co., Class A*	20,511
790	Tractor Supply Co.*	31,900
535	Universal Technical Institute, Inc.*	7,618
13,311	Viacom, Inc., Class B*	256,104
2,701	Wynn Resorts Ltd.*	105,960
10,096	Yum! Brands, Inc.	336,702
702	Zale Corp.*	2,611
		7,473,841
	Consumer Staples—5.1%
1,953	Alliance One International, Inc.*	7,324
1,201	BJ's Wholesale Club, Inc.*	40,041
7,757	Campbell Soup Co.	199,510
9,817	ConAgra Foods, Inc.	173,761
32,254	Kraft Foods, Inc., Class A	754,745
614	Lancaster Colony Corp.	26,893
281	Nash Finch Co.	8,230
1,352	NBTY, Inc.*	35,030
4,687	Pepsi Bottling Group (The), Inc.	146,562
549	Universal Corp.	16,558
		1,408,654
	Energy—11.0%
32,855	ConocoPhillips	1,347,054
19,934	Exxon Mobil Corp.	1,329,000
772	Harvest Natural Resources, Inc.*	3,937
1,099	Holly Corp.	23,035

See Notes to Financial Statements.

22

Schedule of Investments (Continued)

PowerShares Buyback AchieversTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
590	Overseas Shipholding Group, Inc.	$16,939
439	SEACOR Holdings, Inc.*	28,851
1,131	Tidewater, Inc.	48,916
11,333	Valero Energy Corp.	224,847
		3,022,579
	Financials—10.6%
11,766	Allstate (The) Corp.	274,501
1,172	American Equity Investment Life Holding Co.	6,598
191	American Physicians Capital, Inc.	7,957
4,809	Ameriprise Financial, Inc.	126,717
6,004	AON Corp.	253,369
2,575	Apartment Investment & Management Co., Class A REIT	18,798
1,739	Ashford Hospitality Trust, Inc. REIT	5,252
1,029	Bank Mutual Corp.	10,568
2,131	Calamos Asset Management, Inc., Class A	24,315
8,620	Capital One Financial Corp.	144,299
5,815	CB Richard Ellis Group, Inc., Class A*	43,613
7,734	Chubb (The) Corp.	301,240
1,097	Delphi Financial Group, Inc., Class A	18,945
168	FPIC Insurance Group, Inc.*	5,131
619	Harleysville Group, Inc.	17,901
860	Horace Mann Educators Corp.	7,551
305	Infinity Property & Casualty Corp.	10,748
3,471	Janus Capital Group, Inc.	34,814
760	Jones Lang LaSalle, Inc.	24,525
1,960	Knight Capital Group, Inc., Class A*	30,360
9,551	Loews Corp.	237,724
5,163	Moody's Corp.	152,412
1,322	Odyssey Re Holdings Corp.	50,619
9,307	Prudential Financial, Inc.	268,786
475	RLI Corp.	22,814
1,201	Sunstone Hotel Investors, Inc. REIT	6,353
1,855	Torchmark Corp.	54,407
12,838	Travelers (The) Cos., Inc.	528,156
7,269	Unum Group	118,775
3,511	W.R. Berkley Corp.	83,948
1,479	Whitney Holding Corp.	17,689
		2,908,885
	Health Care—9.9%
9,955	Aetna, Inc.	219,110
2,083	Alkermes, Inc.*	15,935
3,342	AmerisourceBergen Corp.	112,425
230	Assisted Living Concepts, Inc.*	4,561
494	Chemed Corp.	20,911
2,280	Health Net, Inc.*	32,923
739	Healthways, Inc.*	7,708
3,986	IMS Health, Inc.	50,064
2,378	Laboratory Corp. of America Holdings*	152,549
1,144	LifePoint Hospitals, Inc.*	29,572

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,562	Lincare Holdings, Inc.*	$37,691
210	Matrixx Initiatives, Inc.*	3,595
6,011	McKesson Corp.	222,407
431	MedCath Corp.*	4,362
10,749	Medco Health Solutions, Inc.*	468,119
965	MEDNAX, Inc.*	34,644
587	Molina Healthcare, Inc.*	12,709
1,130	Nabi Biopharmaceuticals*	3,887
641	Nighthawk Radiology Holdings, Inc.*	2,288
693	Omnicell, Inc.*	6,098
2,680	Patterson Cos., Inc.*	54,833
1,329	PSS World Medical, Inc.*	19,297
1,418	Questcor Pharmaceuticals, Inc.*	6,381
268	Somanetics Corp.*	4,344
1,283	STERIS Corp.	30,920
25,930	UnitedHealth Group, Inc.	609,874
1,718	Universal American Financial Corp.*	17,747
1,077	Universal Health Services, Inc., Class B	54,281
1,804	Valeant Pharmaceuticals International*	30,235
319	Vital Images, Inc.*	3,231
10,638	WellPoint, Inc.*	454,881
		2,727,582
	Industrials—14.3%
377	AAON, Inc.	7,344
552	Administaff, Inc.	14,716
340	Advisory Board (The) Co.*	6,338
797	Alaska Air Group, Inc.*	13,374
200	American Science & Engineering, Inc.	12,052
434	ATC Technology Corp.*	6,896
15,940	Boeing (The) Co.	638,396
990	Brink's (The) Co.	28,067
238	Cascade Corp.	5,752
13,204	Caterpillar, Inc.	469,798
415	CDI Corp.	4,959
511	Celadon Group, Inc.*	3,495
245	Consolidated Graphics, Inc.*	4,758
1,828	Copart, Inc.*	57,381
8,593	CSX Corp.	254,267
4,083	Dover Corp.	125,675
1,172	Dun & Bradstreet (The) Corp.	95,401
435	EnPro Industries, Inc.*	6,943
298	Exponent, Inc.*	8,314
406	G&K Services, Inc., Class A	10,138
1,315	Graco, Inc.	31,021
839	Granite Construction, Inc.	33,099
762	H&E Equipment Services, Inc.*	5,738
372	Heidrick & Struggles International, Inc.	6,287
1,181	Herman Miller, Inc.	17,561
662	Horizon Lines, Inc., Class A	3,522
387	Houston Wire & Cable Co.	3,731

See Notes to Financial Statements.

23

Schedule of Investments (Continued)

PowerShares Buyback AchieversTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
10,957	Illinois Tool Works, Inc.	$359,390
269	Kadant, Inc.*	3,319
1,605	Kennametal, Inc.	32,822
839	Kforce, Inc.*	9,153
1,032	Knoll, Inc.	7,307
2,603	L-3 Communications Holdings, Inc.	198,218
1,210	Lennox International, Inc.	38,587
424	M&F Worldwide Corp.*	6,763
521	McGrath Rentcorp	11,014
2,031	MPS Group, Inc.*	16,329
1,367	MSC Industrial Direct Co., Class A	55,842
756	Republic Airways Holdings, Inc.*	5,413
412	School Specialty, Inc.*	7,733
1,250	SkyWest, Inc.	15,050
1,133	Spherion Corp.*	4,067
366	Standard Parking Corp.*	5,578
2,930	Steelcase, Inc., Class A	13,273
2,072	Terex Corp.*	28,594
783	Toro (The) Co.	23,788
744	Tredegar Corp.	13,080
22,095	United Parcel Service, Inc., Class B	1,156,451
1,317	United Rentals, Inc.*	7,981
520	United Stationers, Inc.*	17,020
806	Watts Water Technologies, Inc., Class A	17,942
		3,929,737
	Information Technology—16.7%
1,269	Acme Packet Inc.*	9,784
2,120	ADC Telecommunications, Inc.*	15,603
11,496	Adobe Systems, Inc.*	314,416
1,363	ADTRAN, Inc.	28,827
919	Advanced Energy Industries, Inc.*	7,747
1,293	Alliance Data Systems Corp.*	54,138
6,441	Altera Corp.	105,053
771	Anixter International, Inc.*	30,670
816	Avid Technology, Inc.*	9,033
1,005	Avocent Corp.*	14,512
1,432	Benchmark Electronics, Inc.*	17,370
10,784	Broadcom Corp., Class A*	250,081
1,398	Brooks Automation, Inc.*	8,696
1,449	Cirrus Logic, Inc.*	6,738
1,966	Cogent, Inc.*	22,294
870	Cognex Corp.	12,241
773	Cogo Group, Inc.*	6,323
535	Coherent, Inc.*	10,165
3,325	Computer Sciences Corp.*	122,892
5,413	Compuware Corp.*	40,489
2,682	Convergys Corp.*	27,115
3,029	Cypress Semiconductor Corp.*	24,020
885	DealerTrack Holdings, Inc.*	13,434
42,826	Dell, Inc.*	497,638

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
838	Digital River, Inc.*	$32,196
668	DivX, Inc.*	3,427
499	DSP Group, Inc.*	3,139
1,092	DST Systems, Inc.*	39,498
2,390	EarthLink, Inc.*	18,116
28,162	eBay, Inc.*	463,828
1,137	Electronics for Imaging, Inc.*	11,165
1,057	Exar Corp.*	6,501
1,946	Extreme Networks, Inc.*	3,425
1,714	F5 Networks, Inc.*	46,741
979	FalconStor Software, Inc.*	3,622
2,071	Gartner, Inc.*	27,979
883	Hackett Group (The), Inc.*	1,987
2,061	Hewitt Associates, Inc., Class A*	64,633
540	Hutchinson Technology, Inc.*	1,037
613	Immersion Corp.*	2,556
1,001	Insight Enterprises, Inc.*	5,726
386	Integral Systems, Inc.*	2,559
3,632	Integrated Device Technology, Inc.*	19,722
956	InterDigital, Inc.*	25,162
2,671	Intersil Corp., Class A	30,984
1,395	Ixia*	8,035
965	j2 Global Communications, Inc.*	23,150
1,843	Jack Henry & Associates, Inc.	33,211
494	Kenexa Corp.*	3,241
3,729	KLA-Tencor Corp.	103,442
3,585	Lawson Software, Inc.*	19,323
1,707	Lexmark International, Inc., Class A*	33,491
758	LoopNet, Inc.*	6,511
14,227	LSI Corp.*	54,632
506	Manhattan Associates, Inc.*	8,410
791	Marchex, Inc., Class B	3,575
738	Mettler-Toledo International, Inc.*	45,483
1,435	Micrel, Inc.	10,763
3,998	Microchip Technology, Inc.	91,954
261	MicroStrategy, Inc., Class A*	10,156
1,087	MKS Instruments, Inc.*	17,012
1,003	ModusLink Global Solutions, Inc.*	3,711
5,040	National Semiconductor Corp.	62,345
3,481	NCR Corp.*	35,332
667	Novatel Wireless, Inc.*	4,569
2,137	Novellus Systems, Inc.*	38,594
1,098	OmniVision Technologies, Inc.*	10,442
403	PC-Tel, Inc.	1,963
864	Plexus Corp.*	19,138
1,834	Polycom, Inc.*	34,186
876	Progress Software Corp.*	18,562
2,661	QLogic Corp.*	37,733
2,949	RealNetworks, Inc.*	7,255
635	Rofin-Sinar Technologies, Inc.*	13,532
1,160	S1 Corp.*	7,192

See Notes to Financial Statements.

24

Schedule of Investments (Continued)

PowerShares Buyback AchieversTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
584	Sigma Designs, Inc.*	$7,545
1,729	Silicon Image, Inc.*	4,703
982	Silicon Laboratories, Inc.*	32,661
2,159	Silicon Storage Technology Inc.*	3,994
1,180	SonicWALL, Inc.*	6,407
16,346	Sun Microsystems, Inc.*	149,729
291	Supertex, Inc.*	7,485
1,809	Sybase, Inc.*	61,434
749	Synaptics, Inc.*	24,328
680	Synchronoss Technologies, Inc.*	9,030
1,100	Tech Data Corp.*	31,669
1,405	TeleTech Holdings, Inc.*	18,644
8,729	Tellabs, Inc.*	45,740
28,021	Texas Instruments, Inc.	506,059
3,853	TIBCO Software, Inc.*	24,351
775	Tyler Technologies, Inc.*	12,788
1,904	ValueClick, Inc.*	20,182
4,222	VeriSign, Inc.*	86,889
524	Vignette Corp.*	4,328
1,681	Wind River Systems, Inc.*	12,322
18,982	Xerox Corp.	115,980
6,017	Xilinx, Inc.	122,987
1,303	Zebra Technologies Corp., Class A*	27,689
370	Zygo Corp.*	1,857
		4,569,026
	Materials—2.4%
572	A. Schulman, Inc.	8,975
651	AbitibiBowater, Inc.*	99
21,385	Alcoa, Inc.	193,961
2,151	Allegheny Technologies, Inc.	70,402
2,058	Ball Corp.	77,628
967	Carpenter Technology Corp.	19,988
3,150	Celanese Corp., Series A	65,646
1,593	Eastman Chemical Co.	63,210
1,066	H.B. Fuller Co.	18,826
3,750	MeadWestvaco Corp.	58,725
334	NewMarket Corp.	21,042
3,995	Steel Dynamics, Inc.	49,738
868	U.S. Concrete, Inc.*	1,719
		649,959
	Telecommunication Services—1.7%
2,202	CenturyTel, Inc.	59,784
5,002	Cincinnati Bell, Inc.*	13,956
973	Cogent Communications Group, Inc.*	8,212
3,130	Embarq Corp.	114,433
6,833	Frontier Communications Corp.	48,583
37,509	Qwest Communications International, Inc.	145,909
9,682	Windstream Corp.	80,361
		471,238

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Utilities—1.1%
3,146	Mirant Corp.*	$40,049
5,343	Sempra Energy	245,884
		285,933
	Total Common Stocks and Other Equity Interests (Cost $30,379,571)	27,447,434
	Money Market Fund—0.7%
203,097	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $203,097)	203,097
	Total Investments (Cost $30,582,668)—100.7%	27,650,531
	Liabilities in excess of other assets—(0.7%)	(194,747)
	Net Assets—100.0%	$27,455,784

REIT Real Estate Investment Trust

*  Non-income producing security.

See Notes to Financial Statements.

25

Schedule of Investments

PowerShares Dividend AchieversTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—98.8%
	Consumer Discretionary—7.6%
877	Cato (The) Corp., Class A	$16,856
1,654	Cedar Fair LP	18,839
4,186	Family Dollar Stores, Inc.	138,933
4,473	Fortune Brands, Inc.	175,834
6,804	Gannett Co., Inc.	26,604
4,748	Genuine Parts Co.	161,242
10,123	H&R Block, Inc.	153,262
6,940	Harley-Davidson, Inc.	153,790
1,905	Harte-Hanks, Inc.	15,735
1,740	John Wiley & Sons, Inc., Class A	58,986
17,656	Johnson Controls, Inc.	335,641
4,665	Leggett & Platt, Inc.	66,989
43,927	Lowe's Cos., Inc.	944,430
921	Matthews International Corp., Class A	28,846
33,191	McDonald's Corp.	1,768,747
9,374	McGraw-Hill (The) Cos., Inc.	282,626
1,346	Meredith Corp.	33,758
6,431	Nordstrom, Inc.	145,534
969	Polaris Industries, Inc.	32,413
3,782	Ross Stores, Inc.	143,489
3,484	Sherwin-Williams (The) Co.	197,334
2,353	Stanley Works (The)	89,485
22,449	Target Corp.	926,246
12,313	TJX Cos., Inc.	344,395
3,288	VF Corp.	194,880
338	Weyco Group, Inc.	9,278
1,475	Wolverine World Wide, Inc.	30,724
		6,494,896
	Consumer Staples—22.0%
19,138	Archer-Daniels-Midland Co.	471,178
12,903	Avon Products, Inc.	293,672
4,496	Brown-Forman Corp., Class B	209,064
2,091	Church & Dwight Co., Inc.	113,771
4,141	Clorox (The) Co.	232,103
69,003	Coca-Cola (The) Co.	2,970,579
14,937	Colgate-Palmolive Co.	881,283
6,794	Hershey (The) Co.	245,535
4,005	Hormel Foods Corp.	125,316
3,533	J.M. Smucker (The) Co.	139,200
12,340	Kimberly-Clark Corp.	606,388
834	Lancaster Colony Corp.	36,529
3,890	McCormick & Co., Inc.	114,561
46,400	PepsiCo, Inc.	2,308,864
84,681	Procter & Gamble (The) Co.	4,186,629
6,329	SUPERVALU, Inc.	103,479
17,576	Sysco Corp.	410,048
1,662	Tootsie Roll Industries, Inc.	40,470
746	Universal Corp.	22,499
1,984	Vector Group Ltd.	26,744

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
29,616	Walgreen Co.	$930,831
86,657	Wal-Mart Stores, Inc.	4,367,514
		18,836,257
	Energy—10.8%
1,525	Buckeye Partners LP	58,652
58,319	Chevron Corp.	3,854,886
4,746	Energy Transfer Partners LP	187,704
13,434	Enterprise Products Partners LP	316,908
62,734	Exxon Mobil Corp.	4,182,476
3,144	Helmerich & Payne, Inc.	96,898
1,497	Holly Corp.	31,377
7,963	Kinder Morgan Energy Partners LP	380,313
3,130	TEPPCO Partners LP	85,230
		9,194,444
	Financials—13.1%
720	1st Source Corp.	14,141
13,810	Aflac, Inc.	398,971
1,178	Alexandria Real Estate Equities, Inc. REIT	42,973
15,967	Allstate (The) Corp.	372,510
315	Arrow Financial Corp.	8,341
2,976	Arthur J. Gallagher & Co.	66,900
3,805	Associated Banc-Corp.	58,863
453	BancFirst Corp.	19,343
2,475	BancorpSouth, Inc.	57,544
1,423	Bank of Hawaii Corp.	50,004
502	Bank of the Ozarks, Inc.	12,465
16,656	BB&T Corp.	388,751
4,219	Brown & Brown, Inc.	82,102
508	Capital City Bank Group, Inc.	7,640
1,972	CBL & Associates Properties, Inc. REIT	15,658
711	Chemical Financial Corp.	15,180
10,489	Chubb (The) Corp.	408,547
4,835	Cincinnati Financial Corp.	115,798
1,434	City National Corp.	52,484
4,508	Comerica, Inc.	94,578
2,259	Commerce Bancshares, Inc.	74,773
974	Community Bank System, Inc.	16,022
449	Community Trust Bancorp, Inc.	13,587
1,623	Corporate Office Properties Trust REIT	49,599
1,771	Cullen/Frost Bankers, Inc.	83,396
6,705	Duke Realty Corp. REIT	65,508
747	EastGroup Properties, Inc. REIT	25,107
3,486	Eaton Vance Corp.	95,412
1,035	Entertainment Properties Trust REIT	23,919
1,715	Erie Indemnity Co., Class A	60,574
799	Essex Property Trust, Inc. REIT	50,729
2,663	F.N.B. Corp.	20,026
1,760	Federal Realty Investment Trust REIT	97,152
3,058	Federated Investors, Inc., Class B	69,967
1,059	First Busey Corp.	8,292

See Notes to Financial Statements.

26

Schedule of Investments (Continued)

PowerShares Dividend AchieversTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
343	First Community Bancshares, Inc.	$4,956
620	First Financial Bankshares, Inc.	30,554
391	First Financial Corp.	14,506
347	First Financial Holdings, Inc.	3,123
1,436	First Midwest Bancorp, Inc.	12,723
4,470	First Niagara Financial Group, Inc.	60,524
644	Flushing Financial Corp.	5,931
3,101	Forest City Enterprises, Inc., Class A	26,141
6,631	Franklin Resources, Inc.	401,043
5,221	Fulton Financial Corp.	34,511
738	Getty Realty Corp. REIT	14,480
1,829	Glacier Bancorp, Inc.	28,020
839	Harleysville Group, Inc.	24,264
9,711	Hartford Financial Services Group (The), Inc.	111,385
3,385	HCC Insurance Holdings, Inc.	80,969
7,569	HCP, Inc. REIT	166,140
483	Heartland Financial USA, Inc.	7,139
980	Home Properties, Inc. REIT	35,711
477	IBERIABANK Corp.	21,789
1,764	Investors Real Estate Trust REIT	16,317
10,839	Kimco Realty Corp. REIT	130,285
367	Lakeland Financial Corp.	6,889
4,249	Legg Mason, Inc.	85,277
3,071	Liberty Property Trust REIT	74,748
7,643	Lincoln National Corp.	85,907
3,300	M&T Bank Corp.	173,085
2,297	Macerich (The) Co. REIT	40,266
598	MainSource Financial Group, Inc.	5,179
7,826	Marshall & Ilsley Corp.	45,234
1,632	Mercury General Corp.	55,129
2,441	National Penn Bancshares, Inc.	19,748
2,361	National Retail Properties, Inc. REIT	41,884
7,136	Northern Trust Corp.	387,913
1,972	Old National Bancorp	26,878
7,010	Old Republic International Corp.	65,684
410	Old Second Bancorp, Inc.	2,214
415	Park National Corp.	27,784
11,439	ProLogis REIT	104,209
3,108	Realty Income Corp. REIT	69,402
2,347	Regency Centers Corp. REIT	87,895
626	Renasant Corp.	8,827
618	Republic Bancorp, Inc., Class A	13,744
644	RLI Corp.	30,931
822	S&T Bancorp, Inc.	14,689
403	S.Y. Bancorp, Inc.	10,164
487	Sandy Spring Bancorp, Inc.	7,914
5,682	SEI Investments Co.	79,718
418	Simmons First National Corp., Class A	10,839
438	Southside Bancshares, Inc.	9,329
435	Southwest Bancorp, Inc.	2,980
656	Sovran Self Storage, Inc. REIT	14,786

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,179	State Auto Financial Corp.	$19,135
12,877	State Street Corp.	439,492
2,183	Sterling Bancshares, Inc.	14,517
2,563	Susquehanna Bancshares, Inc.	20,658
7,612	T. Rowe Price Group, Inc.	293,214
950	Tanger Factory Outlet Centers, Inc. REIT	31,654
1,580	Taubman Centers, Inc. REIT	37,636
3,811	TCF Financial Corp.	53,011
289	Tompkins Financial Corp.	12,181
1,977	Transatlantic Holdings, Inc.	74,988
1,709	Trustmark Corp.	37,154
51,961	U.S. Bancorp	946,728
4,446	UDR, Inc. REIT	44,771
1,212	UMB Financial Corp.	55,473
1,287	United Bankshares, Inc.	33,385
354	Universal Health Realty Income Trust REIT	11,335
790	Urstadt Biddle Properties, Inc., Class A REIT	12,134
4,211	Valley National Bancorp	60,933
5,266	Vornado Realty Trust REIT	257,455
1,175	W.P. Carey & Co. LLC	24,981
2,622	Washington Federal, Inc.	34,034
1,580	Washington REIT	33,701
475	Washington Trust Bancorp, Inc.	8,669
1,547	Webster Financial Corp.	8,091
3,568	Weingarten Realty Investors REIT	55,447
126,769	Wells Fargo & Co.	2,536,647
790	WesBanco, Inc.	15,713
213	Wesco Financial Corp.	63,666
860	Westamerica Bancorp.	46,122
2,007	Whitney Holding Corp.	24,004
2,054	Wilmington Trust Corp.	29,804
183	WSFS Financial Corp.	4,961
		11,218,307
	Health Care—14.8%
46,100	Abbott Laboratories	1,929,285
1,888	Beckman Coulter, Inc.	99,233
7,150	Becton Dickinson & Co.	432,432
2,962	C.R. Bard, Inc.	212,168
10,763	Cardinal Health, Inc.	363,682
4,432	DENTSPLY International, Inc.	126,844
34,259	Eli Lilly & Co.	1,127,806
76,189	Johnson & Johnson	3,989,257
33,415	Medtronic, Inc.	1,069,280
1,203	Meridian Bioscience, Inc.	20,908
1,236	Owens & Minor, Inc.	42,864
200,823	Pfizer, Inc.	2,682,996
11,833	Stryker Corp.	458,055
1,180	Teleflex, Inc.	50,716
975	West Pharmaceutical Services, Inc.	31,834
		12,637,360

See Notes to Financial Statements.

27

Schedule of Investments (Continued)

PowerShares Dividend AchieversTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Industrials—14.1%
20,682	3M Co.	$1,191,284
903	A.O. Smith Corp.	28,074
1,524	ABM Industries, Inc.	26,700
3,160	Avery Dennison Corp.	90,818
441	Badger Meter, Inc.	17,181
1,529	Brady Corp., Class A	32,216
5,050	C.H. Robinson Worldwide, Inc.	268,458
1,818	Carlisle Cos., Inc.	41,360
17,865	Caterpillar, Inc.	635,637
4,558	Cintas Corp.	116,958
1,518	CLARCOR, Inc.	47,179
354	Courier Corp.	5,551
9,508	Danaher Corp.	555,648
2,298	Donaldson Co., Inc.	75,811
5,546	Dover Corp.	170,706
22,503	Emerson Electric Co.	766,002
6,331	Expeditors International of Washington, Inc.	219,749
4,430	Fastenal Co.	169,935
686	Franklin Electric Co., Inc.	16,251
11,518	General Dynamics Corp.	595,135
314,861	General Electric Co.	3,982,993
498	Gorman-Rupp (The) Co.	10,607
2,395	Harsco Corp.	65,982
1,321	HNI Corp.	20,476
14,881	Illinois Tool Works, Inc.	488,097
10,697	Masco Corp.	94,775
708	McGrath Rentcorp	14,967
1,065	Mine Safety Appliances Co.	26,252
247	NACCO Industries, Inc., Class A	9,448
1,002	Nordson Corp.	36,353
1,054	Otter Tail Corp.	23,378
4,791	Parker Hannifin Corp.	217,272
2,932	Pentair, Inc.	78,108
6,147	Pitney Bowes, Inc.	150,847
537	Raven Industries, Inc.	12,834
2,677	Roper Industries, Inc.	122,044
546	Tennant Co.	8,119
28,072	United Technologies Corp.	1,371,037
571	Universal Forest Products, Inc.	19,163
2,231	W.W. Grainger, Inc.	187,136
		12,010,541
	Information Technology—5.4%
15,047	Automatic Data Processing, Inc.	529,654
1,972	Diebold, Inc.	52,120
34,145	International Business Machines Corp.	3,524,105
2,503	Jack Henry & Associates, Inc.	45,104
6,624	Linear Technology Corp.	144,271
10,756	Paychex, Inc.	290,520
		4,585,774

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Materials—3.3%
6,265	Air Products & Chemicals, Inc.	$412,863
2,726	Albemarle Corp.	73,111
2,019	AptarGroup, Inc.	62,650
2,978	Bemis Co., Inc.	71,591
7,044	Ecolab, Inc.	271,546
1,449	H.B. Fuller Co.	25,589
1,232	Martin Marietta Materials, Inc.	103,525
1,050	Myers Industries, Inc.	10,532
9,368	Nucor Corp.	381,184
4,904	PPG Industries, Inc.	216,021
9,165	Praxair, Inc.	683,800
3,829	RPM International, Inc.	52,917
3,636	Sigma-Aldrich Corp.	159,402
2,977	Sonoco Products Co.	72,669
287	Stepan Co.	11,357
2,991	Valspar (The) Corp.	71,784
3,280	Vulcan Materials Co.	155,964
		2,836,505
	Telecommunication Services—5.0%
163,764	AT&T, Inc.	4,195,633
2,993	CenturyTel, Inc.	81,260
704	Shenandoah Telecommunications Co.	13,820
		4,290,713
	Utilities—2.7%
516	American States Water Co.	17,817
4,046	Aqua America, Inc.	74,244
2,734	Atmos Energy Corp.	67,557
1,157	Black Hills Corp.	23,001
617	California Water Service Group	24,082
251	Connecticut Water Service, Inc.	5,206
8,184	Consolidated Edison, Inc.	303,872
2,139	Energen Corp.	77,261
12,254	FPL Group, Inc.	659,143
2,278	Integrys Energy Group, Inc.	60,162
5,476	MDU Resources Group, Inc.	96,213
684	MGE Energy, Inc.	20,985
400	Middlesex Water Co.	5,640
2,371	National Fuel Gas Co.	77,555
1,263	New Jersey Resources Corp.	41,578
790	Northwest Natural Gas Co.	32,311
2,186	Piedmont Natural Gas Co., Inc.	53,382
8,310	Progress Energy, Inc.	283,537
5,191	Questar Corp.	154,277
550	SJW Corp.	13,860
784	Southwest Water Co.	4,500
979	Suburban Propane Partners LP	39,160
3,222	UGI Corp.	73,913

See Notes to Financial Statements.

28

Schedule of Investments (Continued)

PowerShares Dividend AchieversTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,417	Vectren Corp.	$53,585
1,495	WGL Holdings, Inc.	46,554
		2,309,395
	Total Common Stocks and Other Equity Interests (Cost $98,897,773)	84,414,192
	Money Market Fund—0.1%
65,504	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $65,504)	65,504
	Total Investments (Cost $98,963,277)—98.9%	84,479,696
	Other assets less liabilities—1.1%	971,366
	Net Assets—100.0%	$85,451,062

REIT Real Estate Investment Trust

See Notes to Financial Statements.

29

Schedule of Investments

PowerShares Financial Preferred Portfolio

April 30, 2009

Number of Shares		Value
	Preferred Stocks—99.2%
	Banks—59.3%
1,307,042	Bank of America Corp., 6.20%, Series D	$16,416,448
1,436,638	Bank of America Corp., 7.25%, Series J	19,567,010
3,482,730	Bank of America Corp., 8.20%	52,589,223
2,180,951	Bank of America Corp., 8.63%, Series MER	30,555,124
2,951,057	Barclays Bank PLC, 8.13% (United Kingdom)	46,892,296
1,271,135	Goldman Sachs Group, Inc., 6.20%, Series B	26,401,474
1,714,038	HSBC Holdings PLC, 8.13% (United Kingdom)	37,246,046
632,974	HSBC USA, Inc., 6.50%, Series H	10,760,558
1,971,506	JPMorgan Chase & Co., 8.63%	47,473,864
1,058,520	National Bank of Greece S.A., 9.00% (Greece)	19,699,057
423,407	Royal Bank of Scotland Group PLC, 6.25%, Series P (United Kingdom)	3,281,404
1,629,531	Royal Bank of Scotland Group PLC, 6.35%, Series N (United Kingdom)	12,710,342
1,427,432	Royal Bank of Scotland Group PLC, 6.40%, Series M (United Kingdom)	11,505,102
1,428,506	Royal Bank of Scotland Group PLC, 6.60%, Series S (United Kingdom)	11,642,324
1,059,088	Royal Bank of Scotland Group PLC, 6.75%, Series Q (United Kingdom)	9,055,202
2,650,620	Royal Bank of Scotland Group PLC, 7.25%, Series T (United Kingdom)	23,086,900
843,479	Santander Finance Preferred SA Unipersonal, 6.50% (Spain)	12,643,750
781,727	Santander Finance Preferred SA Unipersonal, 6.80% (Spain)	11,530,473
846,798	U.S. Bancorp, 7.88%, Series D	19,137,635
1,997,994	Wells Fargo & Co., 8.00%	36,962,889
		459,157,121
	Diversified Financial Services—7.8%
342,439	CIT Group, Inc., 6.35%, Series A	1,969,024
1,702,595	Credit Suisse Guernsey, 7.90% (Switzerland)	34,051,900
846,840	HSBC Finance Corp., 6.36%	11,008,920
594,871	Repsol International Capital Ltd., 7.45%, Series A	13,027,675
		60,057,519
	Insurance—32.1%
905,490	Aegon N.V., 6.38% (Netherlands)	8,647,430
554,539	Aegon N.V., 6.50% (Netherlands)	5,617,480
1,455,274	Aegon N.V., 6.88% (Netherlands)	16,328,174
635,247	Aegon N.V., 6.88% (Netherlands)	6,638,331
1,995,222	Allianz SE, 8.38% (Germany)	37,210,891
423,407	Axis Capital Holdings Ltd., 7.25%, Series A	7,409,623
1,832,829	ING Groep N.V., 6.37% (Netherlands)	19,867,866
2,243,006	ING Groep N.V., 7.37% (Netherlands)	26,781,492

Number of Shares		Value
	Preferred Stocks (Continued)
1,248,550	ING Groep N.V., 7.38% (Netherlands)	$13,072,319
2,217,702	ING Groep N.V., 8.50% (Netherlands)	31,336,129
1,987,001	MetLife, Inc., 6.50%, Series B	36,362,118
491,181	PartnerRe Ltd., 6.75%, Series C	9,494,529
508,101	Prudential PLC, 6.50% (United Kingdom)	7,362,383
423,407	Prudential PLC, 6.75% (United Kingdom)	6,245,253
423,407	RenaissanceRe Holdings Ltd., 6.08%, Series C	6,791,448
508,101	RenaissanceRe Holdings Ltd., 6.60%, Series D	9,145,818
		248,311,284
	Total Preferred Stocks (Cost $840,454,641)	767,525,924
	Money Market Fund—0.9%
6,818,377	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $6,818,377)	6,818,377
	Total Investments (Cost $847,273,018)—100.1%	774,344,301
	Liabilities in excess of other assets—(0.1%)	(700,102)
	Net Assets—100.0%	$773,644,199

The Fund has holdings greater than 10% of net assets in the following countries:

United Kingdom	21.8%
Netherlands	16.6

See Notes to Financial Statements.

30

Schedule of Investments

PowerShares High Growth Rate Dividend AchieversTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Advertising—0.1%
942	Harte-Hanks, Inc.	$7,781
	Aerospace/Defense—6.2%
5,710	General Dynamics Corp.	295,036
10,611	United Technologies Corp.	518,241
		813,277
	Agriculture—1.9%
9,494	Archer-Daniels-Midland Co.	233,742
984	Vector Group Ltd.	13,264
		247,006
	Apparel—0.1%
168	Weyco Group, Inc.	4,612
732	Wolverine World Wide, Inc.	15,248
		19,860
	Auto Parts & Equipment—1.3%
8,789	Johnson Controls, Inc.	167,079
	Banks—7.3%
226	BancFirst Corp.	9,650
249	Bank of the Ozarks, Inc.	6,183
713	City National Corp.	26,096
530	First Busey Corp.	4,150
910	Glacier Bancorp, Inc.	13,941
237	IBERIABANK Corp.	10,826
182	Lakeland Financial Corp.	3,416
1,644	M&T Bank Corp.	86,228
204	Old Second Bancorp, Inc.	1,102
307	Republic Bancorp, Inc., Class A	6,828
200	S.Y. Bancorp, Inc.	5,044
218	Southside Bancshares, Inc.	4,643
216	Southwest Bancorp, Inc.	1,480
6,425	State Street Corp.	219,285
1,084	Sterling Bancshares, Inc.	7,209
1,891	TCF Financial Corp.	26,304
26,131	Wells Fargo & Co.	522,880
		955,265
	Beverages—3.9%
10,172	PepsiCo, Inc.	506,159
	Chemicals—4.0%
4,542	Praxair, Inc.	338,879
1,732	Sherwin-Williams (The) Co.	98,100
1,806	Sigma-Aldrich Corp.	79,175
		516,154
	Commercial Services—3.5%
7,468	Automatic Data Processing, Inc.	262,874
351	McGrath Rentcorp	7,420

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,337	Paychex, Inc.	$144,152
2,822	SEI Investments Co.	39,593
		454,039
	Computers—4.1%
4,993	International Business Machines Corp.	515,328
1,242	Jack Henry & Associates, Inc.	22,381
		537,709
	Distribution/Wholesale—0.8%
2,197	Fastenal Co.	84,277
613	Owens & Minor, Inc.	21,259
		105,536
	Diversified Financial Services—3.6%
1,729	Eaton Vance Corp.	47,323
1,513	Federated Investors, Inc., Class B	34,617
3,297	Franklin Resources, Inc.	199,403
2,112	Legg Mason, Inc.	42,388
3,779	T. Rowe Price Group, Inc.	145,567
		469,298
	Environmental Control—0.1%
529	Mine Safety Appliances Co.	13,040
	Food—1.6%
8,715	Sysco Corp.	203,321
	Healthcare-Products—11.6%
3,545	Becton Dickinson & Co.	214,402
10,050	Johnson & Johnson	526,217
16,555	Medtronic, Inc.	529,759
598	Meridian Bioscience, Inc.	10,393
5,865	Stryker Corp.	227,034
		1,507,805
	Insurance—5.0%
6,915	Aflac, Inc.	199,774
7,928	Allstate (The) Corp.	184,960
1,476	Arthur J. Gallagher & Co.	33,180
2,094	Brown & Brown, Inc.	40,749
849	Erie Indemnity Co., Class A	29,987
1,680	HCC Insurance Holdings, Inc.	40,186
810	Mercury General Corp.	27,362
3,476	Old Republic International Corp.	32,570
320	RLI Corp.	15,370
586	State Auto Financial Corp.	9,511
982	Transatlantic Holdings, Inc.	37,247
		650,896
	Iron/Steel—1.4%
4,648	Nucor Corp.	189,127

See Notes to Financial Statements.

31

Schedule of Investments (Continued)

PowerShares High Growth Rate Dividend AchieversTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Leisure Time—0.7%
3,455	Harley-Davidson, Inc.	$76,563
482	Polaris Industries, Inc.	16,123
		92,686
	Media—0.4%
176	Courier Corp.	2,760
861	John Wiley & Sons, Inc., Class A	29,188
666	Meredith Corp.	16,703
		48,651
	Miscellaneous Manufacturing—8.9%
1,003	AptarGroup, Inc.	31,123
4,714	Danaher Corp.	275,486
1,140	Donaldson Co., Inc.	37,609
42,419	General Electric Co.	536,599
7,383	Illinois Tool Works, Inc.	242,162
2,316	Leggett & Platt, Inc.	33,258
266	Raven Industries, Inc.	6,357
		1,162,594
	Oil & Gas—0.1%
741	Holly Corp.	15,531
	Pharmaceuticals—5.3%
5,330	Cardinal Health, Inc.	180,101
38,016	Pfizer, Inc.	507,894
		687,995
	Pipelines—3.4%
2,352	Energy Transfer Partners LP	93,022
6,655	Enterprise Products Partners LP	156,991
3,933	Kinder Morgan Energy Partners LP	187,840
		437,853
	Real Estate—0.1%
1,531	Forest City Enterprises, Inc., Class A	12,906
	REIT—0.1%
366	Getty Realty Corp.	7,181
391	Urstadt Biddle Properties, Inc., Class A	6,006
		13,187
	Retail—21.0%
435	Cato (The) Corp., Class A	8,361
21,805	Lowe's Cos., Inc.	468,808
9,335	McDonald's Corp.	497,462
3,187	Nordstrom, Inc.	72,122
1,875	Ross Stores, Inc.	71,138
11,132	Target Corp.	459,306
6,106	TJX Cos., Inc.	170,785
14,668	Walgreen Co.	461,015
10,502	Wal-Mart Stores, Inc.	529,300
		2,738,297

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Savings & Loans—0.3%
2,215	First Niagara Financial Group, Inc.	$29,991
321	Flushing Financial Corp.	2,956
92	WSFS Financial Corp.	2,494
		35,441
	Semiconductors—0.5%
3,281	Linear Technology Corp.	71,460
	Telecommunications—0.4%
1,484	CenturyTel, Inc.	40,291
349	Shenandoah Telecom Co.	6,851
		47,142
	Textiles—0.4%
2,260	Cintas Corp.	57,992
	Transportation—1.9%
2,510	C.H. Robinson Worldwide, Inc.	133,432
3,143	Expeditors International of Washington, Inc.	109,094
		242,526
	Total Common Stocks and Other Equity Interests (Cost $16,256,137)	13,027,613
	Money Market Fund—0.7%
87,046	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $87,046)	87,046
	Total Investments (Cost $16,343,183)—100.7%	13,114,659
	Liabilities in excess of other assets—(0.7%)	(88,102)
	Net Assets—100.0%	$13,026,557

REIT Real Estate Investment Trust

See Notes to Financial Statements.

32

Schedule of Investments

PowerShares High Yield Equity Dividend AchieversTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.8%
	Agriculture—5.9%
56,031	Universal Corp.	$1,689,895
252,792	Vector Group Ltd.	3,407,636
		5,097,531
	Banks—22.0%
24,506	Associated Banc-Corp.	379,108
138,595	BB&T Corp.	3,234,806
15,073	Comerica, Inc.	316,232
246,046	F.N.B. Corp.	1,850,266
73,954	Fulton Financial Corp.	488,836
34,861	M&T Bank Corp.	1,828,459
33,582	Marshall & Ilsley Corp.	194,104
167,967	Old National Bancorp	2,289,390
116,430	Old Second Bancorp, Inc.	628,722
30,410	Park National Corp.	2,035,950
75,978	Susquehanna Bancshares, Inc.	612,383
171,513	TCF Financial Corp.	2,385,746
21,624	U.S. Bancorp	393,989
52,051	Webster Financial Corp.	272,227
7,902	Whitney Holding Corp.	94,508
147,507	Wilmington Trust Corp.	2,140,327
		19,145,053
	Building Materials—1.5%
142,853	Masco Corp.	1,265,678
	Chemicals—3.9%
37,110	PPG Industries, Inc.	1,634,696
126,268	RPM International, Inc.	1,745,023
		3,379,719
	Diversified Financial Services—1.4%
52,503	Federated Investors, Inc., Class B	1,201,269
	Electric—11.9%
114,450	Black Hills Corp.	2,275,266
44,140	Consolidated Edison, Inc.	1,638,918
113,515	Integrys Energy Group, Inc.	2,997,931
69,094	Otter Tail Corp.	1,532,505
55,488	Progress Energy, Inc.	1,893,251
		10,337,871
	Gas—4.0%
65,791	Atmos Energy Corp.	1,625,696
82,922	Vectren Corp.	1,838,380
		3,464,076
	Household Products/Wares—2.4%
73,076	Avery Dennison Corp.	2,100,204

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Insurance—12.0%
52,449	Allstate (The) Corp.	$1,223,635
110,307	Arthur J. Gallagher & Co.	2,479,701
78,580	Cincinnati Financial Corp.	1,881,991
72,985	Hartford Financial Services Group (The), Inc.	837,138
66,302	Mercury General Corp.	2,239,682
192,372	Old Republic International Corp.	1,802,526
		10,464,673
	Leisure Time—3.6%
42,598	Harley-Davidson, Inc.	943,972
64,638	Polaris Industries, Inc.	2,162,141
		3,106,113
	Machinery-Diversified—2.5%
56,508	NACCO Industries, Inc., Class A	2,161,431
	Media—4.8%
596,699	Gannett Co., Inc.	2,333,093
71,552	Meredith Corp.	1,794,524
		4,127,617
	Miscellaneous Manufacturing—6.7%
285,340	General Electric Co.	3,609,551
151,215	Leggett & Platt, Inc.	2,171,447
		5,780,998
	Office Furnishings—2.7%
153,542	HNI Corp.	2,379,901
	Office/Business Equipment—2.0%
72,285	Pitney Bowes, Inc.	1,773,874
	Pharmaceuticals—3.0%
195,906	Pfizer, Inc.	2,617,304
	REIT—3.3%
146,305	Getty Realty Corp. REIT	2,870,504
	Savings & Loans—0.9%
88,178	First Financial Holdings, Inc.	793,602
	Telecommunications—5.3%
70,826	AT&T, Inc.	1,814,562
104,295	CenturyTel, Inc.	2,831,609
		4,646,171
	Total Common Stocks and Other Equity Interests (Cost $99,132,398)	86,713,589

See Notes to Financial Statements.

33

Schedule of Investments (Continued)

PowerShares High Yield Equity Dividend AchieversTM Portfolio

April 30, 2009

Number of Shares		Value
	Money Market Fund—0.6%
510,074	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $510,074)	$510,074
	Total Investments (Cost $99,642,472)—100.4%	87,223,663
	Liabilities in excess of other assets—(0.4%)	(377,319)
	Net Assets—100.0%	$86,846,344

REIT Real Estate Investment Trust

See Notes to Financial Statements.

34

Schedule of Investments

PowerShares International Dividend AchieversTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.6%
	Australia—3.5%
47,547	BHP Billiton Ltd. ADR	$2,288,913
31,739	Santos Ltd. ADR	1,522,202
73,741	Westpac Banking Corp. ADR	5,084,442
		8,895,557
	Bahamas—2.2%
386,947	Teekay Corp.	5,587,515
	Bermuda—4.6%
80,994	Axis Capital Holdings Ltd.	1,995,692
76,514	Max Capital Group Ltd.	1,266,307
23,145	RenaissanceRe Holdings Ltd.	1,126,236
477,301	Tsakos Energy Navigation Ltd.	7,474,534
		11,862,769
	Canada—26.2%
152,385	Bank of Montreal	5,030,229
132,583	Bank of Nova Scotia	3,773,312
152,922	Brookfield Asset Management, Inc., Class A	2,374,879
774,838	Brookfield Properties Corp.	5,788,040
30,844	Cameco Corp.	702,935
101,268	Canadian Imperial Bank of Commerce	4,537,819
33,518	Canadian National Railway Co.	1,354,798
11,046	Canadian Natural Resources Ltd.	509,331
45,176	Canadian Pacific Railway Ltd.	1,620,011
79,216	Enbridge, Inc.	2,443,814
52,106	EnCana Corp.	2,382,807
14,777	Imperial Oil Ltd.	526,357
269,370	Manulife Financial Corp.	4,606,227
472,130	Methanex Corp.	5,415,331
45,683	Petro-Canada	1,440,385
53,285	Ritchie Bros. Auctioneers, Inc.	1,193,584
94,486	Royal Bank of Canada	3,339,135
168,646	Shaw Communications, Inc., Class B	2,600,521
165,843	Sun Life Financial, Inc.	3,850,874
16,876	Suncor Energy, Inc.	427,975
75,315	Talisman Energy, Inc.	944,450
144,015	Telus Corp.	3,348,349
95,956	Thomson Reuters Corp.	2,728,029
84,865	Toronto-Dominion (The) Bank	3,345,378
121,948	TransCanada Corp.	3,045,041
		67,329,611
	Cayman Islands—0.6%
112,619	Consolidated Water Co., Inc.	1,510,221
	Chile—0.8%
62,394	Sociedad Quimica y Minera de Chile S.A. ADR	1,966,035

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	China—2.0%
30,719	China Telecom Corp. Ltd. ADR	$1,516,597
136,552	Huaneng Power International, Inc. ADR	3,718,311
		5,234,908
	Denmark—0.4%
20,429	Novo-Nordisk A/S ADR	970,582
	Finland—1.1%
197,725	Nokia Oyj Corp. ADR	2,795,832
	France—3.7%
142,787	Axa S.A. ADR	2,453,081
109,709	Sanofi-Aventis ADR	3,150,842
140,012	Veolia Environnement ADR	3,823,728
		9,427,651
	Germany—2.3%
267,716	Allianz SE ADR	2,425,507
25,679	Fresenius Medical Care AG & Co. KGaA ADR	988,898
20,469	SAP AG ADR	779,664
25,369	Siemens AG ADR	1,697,947
		5,892,016
	India—0.2%
7,466	HDFC Bank Ltd. ADR	552,633
	Ireland—1.0%
100,994	CRH PLC ADR	2,597,566
	Israel—0.2%
12,211	Teva Pharmaceutical Industries Ltd. ADR	535,941
	Italy—0.9%
119,569	Luxottica Group SpA ADR	2,189,308
	Japan—10.1%
73,435	Canon, Inc. ADR	2,218,471
66,514	Honda Motor Co. Ltd. ADR	1,932,897
52,554	Kubota Corp. ADR	1,576,094
14,114	Kyocera Corp. ADR	1,094,964
316,089	Mitsubishi UFJ Financial Group, Inc. ADR	1,713,202
12,988	Mitsui & Co. Ltd. ADR	2,765,925
59,305	Nidec Corp. ADR	824,340
81,859	Nippon Telegraph & Telephone Corp. ADR	1,538,949
142,194	NTT DoCoMo, Inc. ADR	1,980,763
185,729	ORIX Corp. ADR	4,340,487
149,579	Panasonic Corp. ADR	2,180,862
32,993	Toyota Motor Corp. ADR	2,611,725
19,646	Wacoal Holdings Corp. ADR	1,195,656
		25,974,335

See Notes to Financial Statements.

35

Schedule of Investments (Continued)

PowerShares International Dividend AchieversTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Mexico—2.1%
36,868	America Movil SAB de CV ADR	$1,211,114
14,044	Fomento Economico Mexicano SAB de CV ADR	397,586
125,218	Grupo Aeroportuario del Sureste SAB de CV ADR	3,881,758
		5,490,458
	Netherlands—3.4%
182,716	Koninklijke Philips Electronics N.V.	3,285,234
114,463	Reed Elsevier N.V. ADR	2,503,306
150,558	Unilever N.V.	2,979,543
		8,768,083
	Peru—0.8%
39,253	Credicorp Ltd.	1,963,435
	Portugal—1.9%
637,480	Portugal Telecom SGPS S.A. ADR	4,812,974
	Russia—1.6%
126,909	Mobile Telesystems OJSC ADR	4,205,764
	South Africa—1.0%
88,131	Sasol Ltd. ADR	2,653,624
	Spain—7.1%
808,654	Banco Bilbao Vizcaya Argentaria S.A. ADR	8,749,635
714,505	Banco Santander S.A. ADR	6,537,721
51,227	Telefonica S.A. ADR	2,883,568
		18,170,924
	Switzerland—0.4%
11,082	Alcon, Inc.	1,019,655
	United Kingdom—18.6%
95,726	AstraZeneca PLC ADR	3,347,538
61,146	BHP Billiton PLC ADR	2,558,349
114,406	BP PLC ADR	4,857,679
67,825	British American Tobacco PLC ADR	3,297,652
68,857	Cadbury PLC ADR	2,071,907
198,270	HSBC Holdings PLC ADR	7,058,412
346,559	InterContinental Hotels Group PLC ADR	3,281,914
113,574	National Grid PLC ADR	4,730,357
306,636	Pearson PLC ADR	3,176,749
36,002	Smith & Nephew PLC ADR	1,261,870
13,853	Thomson Reuters PLC ADR	2,142,366
146,205	Unilever PLC ADR	2,845,149
252,347	Vodafone Group PLC ADR	4,630,567
75,241	WPP PLC ADR	2,567,223
		47,827,732

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	United States—2.9%
33,412	ACE Ltd.	$1,547,644
16,862	Bunge Ltd.	809,545
26,884	PartnerRe Ltd.	1,833,220
115,019	Willis Group Holdings Ltd.	3,164,172
		7,354,581
	Total Investments (Cost $345,361,476)—99.6%	255,589,710
	Other assets less liabilities—0.4%	993,873
	Net Assets—100.0%	$256,583,583

ADR American Depositary Receipt

See Notes to Financial Statements.

36

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Statements of Assets and Liabilities

April 30, 2009

	PowerShares Buyback AchieversTM Portfolio	PowerShares Dividend AchieversTM Portfolio	PowerShares Financial Preferred Portfolio
ASSETS:
Investments at value	$27,650,531	$84,479,696	$774,344,301
Receivables:
Investments sold	1,483,796	5,894,735	4,109,042
Dividends	22,833	197,490	3,868,156
Expense waivers	874	26,049	826
Shares sold	—	—	6,829,928
Total Assets	29,158,034	90,597,970	789,152,253
LIABILITIES:
Due to custodian	53	124	7,802,848
Payables:
Investments purchased	1,641,589	3,010,411	7,231,587
Shares repurchased	—	2,041,772	—
Expense recapture	—	—	—
Accrued advisory fees	11,158	29,534	284,653
Accrued expenses	49,450	65,067	188,966
Total Liabilities	1,702,250	5,146,908	15,508,054
NET ASSETS	$27,455,784	$85,451,062	$773,644,199
NET ASSETS CONSIST OF:
Shares of beneficial interest	$52,608,846	$117,453,097	$940,791,464
Undistributed net investment income (loss)	133,836	838,109	(3,293,978)
Accumulated net realized gain (loss) on investments	(22,354,761)	(18,356,563)	(90,924,570)
Net unrealized appreciation (depreciation) on investments	(2,932,137)	(14,483,581)	(72,928,717)
Net Assets	$27,455,784	$85,451,062	$773,644,199
Shares outstanding (unlimited amount authorized, $0.01 par value)	1,700,000	8,300,000	67,800,000
Net asset value	$16.15	$10.30	$11.41
Share price	$16.16	$10.30	$11.41
Investments at cost	$30,582,668	$98,963,277	$847,273,018

See Notes to Financial Statements.

38

	PowerShares High Growth Rate Dividend AchieversTM Portfolio	PowerShares High Yield Equity Dividend AchieversTM Portfolio	PowerShares International Dividend AchieversTM Portfolio
ASSETS:
Investments at value	$13,114,659	$87,223,663	$255,589,710
Receivables:
Investments sold	651,721	17,461,009	35,646,366
Dividends	8,610	196,564	1,915,027
Expense waivers	8,270	—	—
Shares sold	—	4,892,752	—
Total Assets	13,783,260	109,773,988	293,151,103
LIABILITIES:
Due to custodian	13	298,035	356,095
Payables:
Investments purchased	708,763	17,620,518	34,989,381
Shares repurchased	—	4,892,752	1,009,278
Expense recapture	—	22,663	22,809
Accrued advisory fees	4,120	27,242	80,837
Accrued expenses	43,807	66,434	109,120
Total Liabilities	756,703	22,927,644	36,567,520
NET ASSETS	$13,026,557	$86,846,344	$256,583,583
NET ASSETS CONSIST OF:
Shares of beneficial interest	$26,999,016	$238,016,062	$532,155,262
Undistributed net investment income (loss)	18,545	(6,249)	3,220,322
Accumulated net realized gain (loss) on investments	(10,762,480)	(138,744,660)	(189,020,235)
Net unrealized appreciation (depreciation) on investments	(3,228,524)	(12,418,809)	(89,771,766)
Net Assets	$13,026,557	$86,846,344	$256,583,583
Shares outstanding (unlimited amount authorized, $0.01 par value)	1,500,000	14,200,000	25,300,000
Net asset value	$8.68	$6.12	$10.14
Share price	$8.68	$6.12	$10.15
Investments at cost	$16,343,183	$99,642,472	$345,361,476

39

Statements of Operations

Year Ended April 30, 2009

	PowerShares Buyback AchieversTM Portfolio	PowerShares Dividend AchieversTM Portfolio	PowerShares Financial Preferred Portfolio
INVESTMENT INCOME:
Dividend income	$875,166	$2,629,235	$46,626,889
Foreign withholding tax	—	—	—
Total Income	875,166	2,629,235	46,626,889
EXPENSES:
Advisory fees	209,192	283,809	1,913,359
Accounting & administration fees	74,983	74,983	111,866
Sub-licensing	41,838	70,950	382,672
Professional fees	24,858	28,401	51,891
Custodian & transfer agent fees	19,025	15,988	25,411
Trustees	5,328	6,289	16,773
Listing fees and expenses	2,338	7,782	4,420
Printing	4,316	27,072	68,870
Other expenses	2,596	9,424	21,075
Total Expenses	384,474	524,698	2,596,337
(Waivers) and/or Recapture	(91,605)	(98,989)	60,049
Net Expenses	292,869	425,709	2,656,386
Net Investment Income	582,297	2,203,526	43,970,503
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	(12,972,903)	(17,995,562)	(85,875,626)
In-kind redemptions	(3,522,871)	134,419	6,073,161
Net realized gain (loss)	(16,495,774)	(17,861,143)	(79,802,465)
Net change in unrealized appreciation (depreciation) on investments	(88,168)	(12,388,077)	(65,037,561)
Net realized and unrealized gain (loss) on investments	(16,583,942)	(30,249,220)	(144,840,026)
Net increase (decrease) in net assets resulting from operations	$(16,001,645)	$(28,045,694)	$(100,869,523)

See Notes to Financial Statements.

40

	PowerShares High Growth Rate Dividend AchieversTM Portfolio	PowerShares High Yield Equity Dividend AchieversTM Portfolio	PowerShares International Dividend AchieversTM Portfolio
INVESTMENT INCOME:
Dividend income	$587,618	$7,473,596	$17,677,691
Foreign withholding tax	—	—	(1,105,796)
Total Income	587,618	7,473,596	16,571,895
EXPENSES:
Advisory fees	73,209	512,151	1,491,518
Accounting & administration fees	74,983	74,983	108,918
Sub-licensing	18,302	128,038	372,879
Professional fees	24,855	30,063	47,030
Custodian & transfer agent fees	11,557	12,734	30,403
Trustees	4,442	9,234	18,135
Listing fees and expenses	7,608	7,603	8,718
Printing	2,290	6,426	23,293
Other expenses	4,031	7,708	17,204
Total Expenses	221,277	788,940	2,118,098
(Waivers) and/or Recapture	(111,465)	(20,713)	18,082
Net Expenses	109,812	768,227	2,136,180
Net Investment Income	477,806	6,705,369	14,435,715
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	(9,364,210)	(97,064,248)	(169,561,826)
In-kind redemptions	(160,277)	(33,870,735)	(50,971,307)
Net realized gain (loss)	(9,524,487)	(130,934,983)	(220,533,133)
Net change in unrealized appreciation (depreciation) on investments	(1,040,495)	46,776,383	(62,969,469)
Net realized and unrealized gain (loss) on investments	(10,564,982)	(84,158,600)	(283,502,602)
Net increase (decrease) in net assets resulting from operations	$(10,087,176)	$(77,453,231)	$(269,066,887)

41

Statements of Changes in Net Assets

	PowerShares Buyback AchieversTM Portfolio		PowerShares Dividend AchieversTM Portfolio		PowerShares Financial Preferred Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income	$582,297	$325,508	$2,203,526	$1,495,676	$43,970,503	$8,663,565
Net realized gain (loss) on investments	(16,495,774)	(7,476,392)	(17,861,143)	1,200,791	(79,802,465)	(11,691,771)
Net change in unrealized appreciation (depreciation) of investments	(88,168)	(4,232,518)	(12,388,077)	(8,075,983)	(65,037,561)	(7,396,935)
Net increase (decrease) in net assets resulting from operations	(16,001,645)	(11,383,402)	(28,045,694)	(5,379,516)	(100,869,523)	(10,425,141)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(41,505)	(19,113)	182,813	(22,948)	502,058	213,903
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(456,573)	(298,099)	(1,482,708)	(1,373,568)	(46,382,363)	(9,274,921)
Return of capital	—	—	—	—	(744,661)	—
Total distributions to shareholders	(456,573)	(298,099)	(1,482,708)	(1,373,568)	(47,127,024)	(9,274,921)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	52,711,783	77,327,973	19,181,334	710,379,663	183,234,804
Value of shares repurchased	(17,217,725)	(42,281,695)	(22,099,826)	(22,755,868)	(25,864,980)	(25,526,919)
Net income (loss) equalization	41,505	19,113	(182,813)	22,948	(502,058)	(213,903)
Net increase (decrease) in net assets resulting from shares transactions	(17,176,220)	10,449,201	55,045,334	(3,551,586)	684,012,625	157,493,982
Increase (Decrease) in Net Assets	(33,675,943)	(1,251,413)	25,699,745	(10,327,618)	536,518,136	138,007,823
NET ASSETS:
Beginning of year	61,131,727	62,383,140	59,751,317	70,078,935	237,126,063	99,118,240
End of year	$27,455,784	$61,131,727	$85,451,062	$59,751,317	$773,644,199	$237,126,063
Undistributed net investment income (loss) at end of year	$133,836	$8,111	$838,109	$126,779	$(3,293,978)	$(596,894)
CHANGES IN SHARES OUTSTANDING:
Shares sold	—	2,100,000	6,800,000	1,100,000	59,400,000	8,400,000
Shares repurchased	(1,000,000)	(1,800,000)	(2,200,000)	(1,400,000)	(2,800,000)	(1,200,000)
Shares outstanding, beginning of year	2,700,000	2,400,000	3,700,000	4,000,000	11,200,000	4,000,000
Shares outstanding, end of year	1,700,000	2,700,000	8,300,000	3,700,000	67,800,000	11,200,000

See Notes to Financial Statements.

42

	PowerShares High Growth Rate Dividend AchieversTM Portfolio		PowerShares High Yield Equity Dividend AchieversTM Portfolio		PowerShares International Dividend AchieversTM Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income	$477,806	$673,414	$6,705,369	$13,201,105	$14,435,715	$21,539,145
Net realized gain (loss) on investments	(9,524,487)	(476,688)	(130,934,983)	(36,395,920)	(220,533,133)	42,958,389
Net change in unrealized appreciation (depreciation) of investments	(1,040,495)	(4,296,368)	46,776,383	(52,406,008)	(62,969,469)	(69,656,191)
Net increase (decrease) in net assets resulting from operations	(10,087,176)	(4,099,642)	(77,453,231)	(75,600,823)	(269,066,887)	(5,158,657)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(5,758)	(28,800)	(12,060)	442,069	(238,634)	(572,269)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(506,385)	(624,614)	(6,711,618)	(13,201,105)	(15,651,696)	(17,781,400)
Return of capital	—	—	(423,105)	(533,357)	—	—
Total distributions to shareholders	(506,385)	(624,614)	(7,134,723)	(13,734,462)	(15,651,696)	(17,781,400)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,057,603	6,189,314	55,194,101	74,348,539	169,724,730	511,488,063
Value of shares repurchased	(4,053,627)	(16,976,446)	(67,836,421)	(240,757,005)	(180,052,073)	(490,118,492)
Net income (loss) equalization	5,758	28,800	12,060	(442,069)	238,634	572,269
Net increase (decrease) in net assets resulting from shares transactions	(2,990,266)	(10,758,332)	(12,630,260)	(166,850,535)	(10,088,709)	21,941,840
Increase (Decrease) in Net Assets	(13,589,585)	(15,511,388)	(97,230,274)	(255,743,751)	(295,045,926)	(1,570,486)
NET ASSETS:
Beginning of year	26,616,142	42,127,530	184,076,618	439,820,369	551,629,509	553,199,995
End of year	$13,026,557	$26,616,142	$86,846,344	$184,076,618	$256,583,583	$551,629,509
Undistributed net investment income (loss) at end of year	$18,545	$49,895	$(6,249)	$—	$3,220,322	$4,436,318
CHANGES IN SHARES OUTSTANDING:
Shares sold	100,000	400,000	8,300,000	5,300,000	12,000,000	24,900,000
Shares repurchased	(400,000)	(1,100,000)	(10,300,000)	(16,900,000)	(14,800,000)	(24,300,000)
Shares outstanding, beginning of year	1,800,000	2,500,000	16,200,000	27,800,000	28,100,000	27,500,000
Shares outstanding, end of year	1,500,000	1,800,000	14,200,000	16,200,000	25,300,000	28,100,000

43

Financial Highlights

PowerShares Buyback AchieversTM Portfolio

	Year Ended April 30,		For the Period December 20, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$22.64	$25.99	$24.98
Net investment income**	0.26	0.10	0.01
Net realized and unrealized gain (loss) on investments	(6.55)	(3.35)	1.02
Total from investment operations	(6.29)	(3.25)	1.03
Distributions to shareholders from:
Net investment income	(0.20)	(0.10)	(0.02)
Net asset value at end of period	$16.15	$22.64	$25.99
Share price at end of period***	$16.16
NET ASSET VALUE, TOTAL RETURN****	(27.87)%	(12.53)%	4.13%
SHARE PRICE TOTAL RETURN****	(27.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$27,456	$61,132	$62,383
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.70%	0.73%	0.73	%†
Expenses, prior to (Waivers) and/or Recapture	0.92%	0.79%	1.04	%†
Net investment income, after (Waivers) and/or Recapture	1.39%	0.41%	0.15	%†
Portfolio turnover rate ††	56%	46%	38%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.02)	$(0.01)	$0.01

PowerShares Dividend AchieversTM Portfolio

	Year Ended April 30,			For the Period September 15, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.15	$17.52	$15.63	$14.84
Net investment income**	0.36	0.37	0.32	0.17
Net realized and unrealized gain (loss) on investments	(5.92)	(1.41)	1.88	0.78
Total from investment operations	(5.56)	(1.04)	2.20	0.95
Distributions to shareholders from:
Net investment income	(0.29)	(0.33)	(0.31)	(0.16)
Net asset value at end of period	$10.30	$16.15	$17.52	$15.63
Share price at end of period***	$10.30	—	—	—
NET ASSET VALUE, TOTAL RETURN****	(34.84)%	(6.00)%	14.26%	6.45%
SHARE PRICE TOTAL RETURN****	(34.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$85,451	$59,751	$70,079	$23,449
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.60%	0.60%	0.60%	0.67	%†
Expenses, prior to (Waivers) and/or Recapture	0.74%	0.72%	0.92%	1.02	%†
Net investment income, after (Waivers) and/or Recapture	3.11%	2.15%	1.94%	1.81	%†
Portfolio turnover rate ††	31%	8%	9%	8%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.03	$(0.01)	$0.03	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

44

Financial Highlights (Continued)

PowerShares Financial Preferred Portfolio

	Year Ended April 30,		For the Period December 1, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$21.17	$24.78	$25.12
Net investment income**	1.35	1.35	0.41
Net realized and unrealized gain (loss) on investments	(9.63)	(3.50)	(0.12)
Total from investment operations	(8.28)	(2.15)	0.29
Distributions to shareholders from:
Net investment income	(1.46)	(1.46)	(0.63)
Return of capital	(0.02)	—	—
Total distributions	(1.48)	(1.46)	(0.63)
Net asset value at end of period	$11.41	$21.17	$24.78
Share price at end of period***	$11.41
NET ASSET VALUE, TOTAL RETURN****	(39.56)%	(8.77)%	1.18%
SHARE PRICE TOTAL RETURN****	(39.82)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$773,644	$237,126	$99,118
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.69%	0.72%	0.72%†
Expenses, prior to (Waivers) and/or Recapture	0.68%	0.74%	0.89%†
Net investment income, after (Waivers) and/or Recapture	11.49%	6.20%	4.63%†
Portfolio turnover rate ††	45%	80%	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.02	$0.03	$0.07

PowerShares High Growth Rate Dividend AchieversTM Portfolio

	Year Ended April 30,			For the Period September 15, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$14.79	$16.85	$16.02	$14.78
Net investment income**	0.29	0.31	0.30	0.15
Net realized and unrealized gain (loss) on investments	(6.10)	(2.08)	0.83	1.24
Total from investment operations	(5.81)	(1.77)	1.13	1.39
Distributions to shareholders from:
Net investment income	(0.30)	(0.29)	(0.30)	(0.15)
Net asset value at end of period	$8.68	$14.79	$16.85	$16.02
Share price at end of period***	$8.68
NET ASSET VALUE, TOTAL RETURN****	(39.72)%	(10.58)%	7.11%	9.39%
SHARE PRICE TOTAL RETURN****	(39.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$13,027	$26,616	$42,128	$27,227
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.60%	0.60%	0.61%	0.66	%†
Expenses, prior to (Waivers) and/or Recapture	1.21%	0.89%	1.04%	1.00	%†
Net investment income, after (Waivers) and/or Recapture	2.61%	1.94%	1.86%	1.59	%†
Portfolio turnover rate ††	34%	16%	12%	20%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$(0.01)	$0.01	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

45

Financial Highlights (Continued)

PowerShares High Yield Equity Dividend AchieversTM Portfolio

	Year Ended April 30,				For the Period December 9, 2004* Through
	2009	2008	2007	2006	April 30, 2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$11.36	$15.82	$15.07	$14.41	$14.79
Net investment income**	0.43	0.62	0.54	0.53	0.18
Net realized and unrealized gain (loss) on investments	(5.21)	(4.42)	0.84	0.61	(0.39)
Total from investment operations	(4.78)	(3.80)	1.38	1.14	(0.21)
Distributions to shareholders from:
Net investment income	(0.43)	(0.63)	(0.60)	(0.48)	(0.17)
Return of capital	(0.03)	(0.03)	(0.03)	—	—
Total distributions	(0.46)	(0.66)	(0.63)	(0.48)	(0.17)
Net asset value at end of period	$6.12	$11.36	$15.82	$15.07	$14.41
Share price at end of period***	$6.12
NET ASSET VALUE, TOTAL RETURN****	(42.88)%	(24.67)%	9.28%	7.92%	(1.44)%
SHARE PRICE TOTAL RETURN****	(42.88)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$86,846	$184,077	$439,820	$459,690	$314,245
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.60%	0.60%	0.60%	0.61%	0.60%†
Expenses, prior to (Waivers) and/or Recapture	0.62%	0.56%	0.60%	0.65%	0.66%†
Net investment income, after (Waivers) and/or Recapture	5.24%	4.35%	3.47%	3.49%	3.57%†
Portfolio turnover rate ††	77%	42%	20%	9%	21%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$0.02	$0.00 (a)	$0.02	—

PowerShares International Dividend AchieversTM Portfolio

	Year Ended April 30,			For the Period September 15, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$19.63	$20.12	$16.92	$14.96
Net investment income**	0.52	0.68	0.53	0.28
Net realized and unrealized gain (loss) on investments	(9.46)	(0.61)	3.20	1.88
Total from investment operations	(8.94)	0.07	3.73	2.16
Distributions to shareholders from:
Net investment income	(0.55)	(0.56)	(0.53)	(0.20)
Net asset value at end of period	$10.14	$19.63	$20.12	$16.92
Share price at end of period***	$10.15
NET ASSET VALUE, TOTAL RETURN****	(46.44)%	0.34%	22.56%	14.50%
SHARE PRICE TOTAL RETURN****	(46.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$256,584	$551,630	$553,200	$170,843
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.57%	0.58%	0.60%	0.62	%†
Expenses, prior to (Waivers) and/or Recapture	0.57%	0.56%	0.62%	0.69	%†
Net investment income, after (Waivers) and/or Recapture	3.87%	3.28%	2.98%	3.06	%†
Portfolio turnover rate ††	50%	43%	22%	8%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$(0.02)	$0.11	$0.04

*  Commencement of Investment Operations.

**    Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

46

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the "Trust") was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of the period end, the Trust offered seventy-five portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Buyback AchieversTM Portfolio	"Buyback AchieversTM Portfolio"

PowerShares Dividend AchieversTM Portfolio	"Dividend AchieversTM Portfolio"

PowerShares Financial Preferred Portfolio	"Financial Preferred Portfolio"

PowerShares High Growth Rate Dividend AchieversTM Portfolio	"High Growth Rate Dividend AchieversTM Portfolio"

PowerShares High Yield Equity Dividend AchieversTM Portfolio	"High Yield Equity Dividend AchieversTM Portfolio"

PowerShares International Dividend AchieversTM Portfolio	"International Dividend AchieversTM Portfolio"

Each portfolio (the "Fund" or collectively the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund Shares." Each Fund's Shares are listed and traded on the NYSE Arca, Inc. The Funds' market prices may differ to some degree from the net asset value of the Shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at net asset value, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

Fund	Index
Buyback AchieversTM Portfolio	Share BuyBack AchieversTM Index

Dividend AchieversTM Portfolio	Broad Dividend AchieversTM Index

Financial Preferred Portfolio	Wachovia Hybrid & Preferred Securities Financial Index

High Growth Rate Dividend AchieversTM Portfolio	High Growth Rate Dividend AchieversTM Index

High Yield Equity Dividend AchieversTM Portfolio	Dividend AchieversTM 50 Index

International Dividend AchieversTM Portfolio	International Dividend AchieversTM Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates.

47

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end of day net asset value per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

48

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

A Fund may concentrate in a comparatively narrow segment of the economy. Consequently, such Fund may tend to be more volatile than other funds, and the value of the investments may tend to rise and fall more rapidly.

Investments in the securities of non-U.S. issuers may have greater risk than investments in U.S. securities. Investments in securities denominated in foreign currencies are subject to risk of adverse changes in currency exchange rates, which may negatively impact returns. The risk can also be associated with the level of development of the economies of the countries in a specific region.

A Fund may invest a large percentage of its assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to Federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the Financial Statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and Passive Foreign Investment Company adjustments, if any.

The Funds file tax returns in the United States Federal jurisdiction and certain other jurisdictions. Generally a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are calculated on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

49

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

E. Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

F. Dividends and Distributions to Shareholders

Each Fund (except for the High Yield Equity Dividend AchieversTM Portfolio and Financial Preferred Portfolio, which declare and pay dividends, if any, monthly) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period end.

G. Equalization

All Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholder's per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. Equalization is calculated on a per share basis whereby a portion of the proceeds from the sales and cost of repurchases of capital shares is applied to undistributed net investment income. The amount of equalization is disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed. The distributions to shareholders of amounts so applied may be deemed to be a return of capital for tax purposes to the extent that such distributions exceed taxable income.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with Invesco PowerShares Capital Management LLC (the "Adviser") under which the Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund agreed to pay the Adviser an annual fee of 0.40% of the Fund's average daily net assets except for the Buyback AchieversTM Portfolio and Financial Preferred Portfolio, which pay the Adviser an annual fee of 0.50% of that Fund's average daily net assets.

The Adviser has entered into an Amended and Restated Excess Expense Agreement ("Excess Expense Agreement") with the Trust, under which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes and extraordinary expenses) from exceeding 0.50% of the Fund's average daily net assets per year (0.60% of the Fund's average daily net assets per year for the Buyback AchieversTM Portfolio and Financial Preferred Portfolio) (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense

50

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Cap are: (a) legal fees pertaining to the Funds' shares offered for sale; (b) Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange.

The Excess Expense Agreement provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

The net amount of fees waived and other expenses assumed by the Adviser and the amount of recapture paid to the Adviser pursuant to the Excess Expense Agreement are collectively referred to as "(Waivers) and/or Recapture". The net amounts of (Waivers) and/or Recapture for the year ended April 30, 2009 are shown on the Statements of Operations.

The amounts available for potential future recapture by the Adviser under the Excess Expense Agreement and the expiration schedule at April 30, 2009 are as follows:

	Total Potential	Potential Recapture Amounts Expiring
	Recapture Amounts	04/30/10	04/30/11	04/30/12
Buyback AchieversTM Portfolio	$187,371	$24,961	$64,191	$98,219
Dividend AchieversTM Portfolio	337,886	150,733	88,163	98,990
High Growth Rate Dividend AchieversTM Portfolio	357,619	142,646	101,891	113,082
High Yield Equity Dividend AchieversTM Portfolio	90,165	40,197	1,765	48,203

The Trust has entered into a Distribution Agreement with Invesco Aim Distributors, Inc. (the "Distributor"), which serves as the Distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in Shares.

Licensing Fee Agreements

The Adviser has entered into a licensing agreement for each Fund with the following Licensors:

Fund	Licensor
Buyback AchieversTM Portfolio	Mergent, Inc.

Dividend AchieversTM Portfolio	Mergent, Inc.

Financial Preferred Portfolio	Wachovia Capital Markets, LLC

High Growth Rate Dividend AchieversTM Portfolio	Mergent, Inc.

High Yield Equity Dividend AchieversTM Portfolio	Mergent, Inc.

International Dividend AchieversTM Portfolio	Mergent, Inc.

The index name trademarks are owned by the respective Licensors. These trademarks have been licensed to the Adviser for use with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in any of these Funds. The Trust has entered into a sub-licensing agreement under which the Funds are required to pay the sub-licensing fees which are shown on the Statements of Operations.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian and fund accounting and transfer agent for each Fund.

51

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

The custodian has agreed to provide overdraft protection to the Funds according to the terms of the service agreement.

Note 4. Additional Valuation Information

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of the end of the reporting period, April 30, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Buyback AchieversTM Portfolio	$27,650,531	$—	$—	$27,650,531
Dividend AchieversTM Portfolio	84,479,696	—	—	84,479,696
Financial Preferred Portfolio	774,344,301	—	—	774,344,301
High Growth Rate Dividend AchieversTM Portfolio	13,114,659	—	—	13,114,659
High Yield Equity Dividend AchieversTM Portfolio	87,223,663	—	—	87,223,663
International Dividend AchieversTM Portfolio	255,589,710	—	—	255,589,710

52

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 5. Federal Income Tax

At April 30, 2009, the costs of investments on a tax basis including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period were as follows:

Buyback AchieversTM Portfolio	$30,586,676
Dividend AchieversTM Portfolio	100,687,424
Financial Preferred Portfolio(1)	495,867,751
High Growth Rate Dividend AchieversTM Portfolio	16,376,742
High Yield Equity Dividend AchieversTM Portfolio	100,144,783
International Dividend AchieversTM Portfolio	348,987,787

At April 30, 2009, the components of accumulated earning (loss) on a tax basis were as follows:

	Accumulated Earnings	Other Temporary Differences	Net Accumulated Capital and other Gains (Losses)	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Total Accumulated Earnings (Loss)
Buyback AchieversTM Portfolio	$137,465	$(3,629)	$(22,350,753)	$(2,936,145)	$1,972,837	$(4,908,982)	$(25,153,062)
Dividend AchieversTM Portfolio	842,021	(3,912)	(16,632,416)	(16,207,728)	811,646	(17,019,374)	(32,002,035)
Financial Preferred Portfolio(1)	—	(4,132)	(32,341,119)	(104,169,387)	1,441,466	(105,610,853)	(136,514,638)
High Growth Rate Dividend AchieversTM Portfolio	21,472	(2,927)	(10,728,921)	(3,262,083)	533,341	(3,795,424)	(13,972,459)
High Yield Equity Dividend AchieversTM Portfolio	—	(6,249)	(138,242,349)	(12,921,120)	4,489,387	(17,410,507)	(151,169,718)
International Dividend AchieversTM Portfolio	3,233,224	(12,902)	(185,383,924)	(93,398,077)	4,342,658	(97,740,735)	(275,561,679)

Distribution to Shareholders:

The tax character of distributions paid was as follows:

	Year Ended April 30, 2009	Year Ended April 30, 2008
	Distributions paid from Ordinary Income	Distributions paid from Ordinary Income
Buyback AchieversTM Portfolio	$456,573	$298,099
Dividend AchieversTM Portfolio	1,482,708	1,373,568
Financial Preferred Portfolio(1)	16,849,393	4,465,491
High Growth Rate Dividend AchieversTM Portfolio	506,385	624,614
High Yield Equity Dividend AchieversTM Portfolio	6,711,618	13,201,105
International Dividend AchieversTM Portfolio	15,651,696	17,781,400
	Distributions paid from Return of Capital	Distributions paid from Return of Capital
Financial Preferred Portfolio(1)	$744,661	$—
High Yield Equity Dividend AchieversTM Portfolio	423,105	533,357

53

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

At April 30, 2009, for Federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The use of some portion of the capital loss carryforward by any one Fund may be limited by Federal tax rules. Among others, certain rules limit the use of the carryforward when there has been a greater than fifty percent change in ownership of a Fund.

	Year of Expiration				Total
	2014	2015	2016	2017	Amount
Buyback AchieversTM Portfolio	$—	$178,870	$9,098,882	$800,254	$10,078,006
Dividend AchieversTM Portfolio	7,896	—	50,943	1,709,416	1,768,255
Financial Preferred Portfolio(1)	—	2,445,445	29,895,674	—	32,341,119
High Growth Rate Dividend AchieversTM Portfolio	1,847	15,651	385,977	2,855,315	3,258,790
High Yield Equity Dividend AchieversTM Portfolio	2,613,033	7,009,598	5,162,362	81,487,358	96,272,351
International Dividend AchieversTM Portfolio	183,478	221,461	1,975,339	59,472,841	61,853,119

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year.

During the year ended April 30, 2009, the Funds incurred and will elect to defer net capital losses as follows:

Post-October Losses
Buyback AchieversTM Portfolio	$12,272,747
Dividend AchieversTM Portfolio	14,864,161
High Growth Rate Dividend AchieversTM Portfolio	7,470,131
High Yield Equity Dividend AchieversTM Portfolio	41,969,998
International Dividend AchieversTM Portfolio	123,540,805

In order to present shares of beneficial interest and accumulated net realized gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to shares of beneficial interest, undistributed net investment income or loss and accumulated net realized gain or loss on investments. These differences are primarily due to redemptions-in-kind, investments in partnerships, wash sales, book equalization, and net operating losses, if any. These adjustments have no effect on net assets. For the year ended April 30, 2009, the adjustments were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Capital Gain	Shares of Beneficial Interest
Buyback AchieversTM Portfolio	$41,506	$3,532,758	$(3,574,264)
Dividend AchieversTM Portfolio	(192,301)	684,575	(492,274)
Financial Preferred Portfolio(1)	(42,621)	596,638	(554,017)
High Growth Rate Dividend AchieversTM Portfolio	2,987	420,076	(423,063)
High Yield Equity Dividend AchieversTM Portfolio	435,165	38,051,346	(38,486,511)
International Dividend AchieversTM Portfolio	238,619	64,195,815	(64,434,434)

(1) Tax year-end is October 31

54

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 6. Investment Transactions

For the period ended April 30, 2009, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Buyback AchieversTM Portfolio	$23,586,919	$23,569,359
Dividend AchieversTM Portfolio	22,230,251	22,111,872
Financial Preferred Portfolio	180,164,017	189,861,419
High Growth Rate Dividend AchieversTM Portfolio	6,363,575	6,413,045
High Yield Equity Dividend AchieversTM Portfolio	100,689,025	102,409,129
International Dividend AchieversTM Portfolio	193,412,966	189,013,347

For the period ended April 30, 2009, in-kind transactions were as follows:

	Securities Received	Securities Delivered
Buyback AchieversTM Portfolio	$—	$17,160,469
Dividend AchieversTM Portfolio	77,024,322	21,939,916
Financial Preferred Portfolio	709,997,965	25,791,611
High Growth Rate Dividend AchieversTM Portfolio	663,459	3,633,990
High Yield Equity Dividend AchieversTM Portfolio	52,801,899	69,257,480
International Dividend AchieversTM Portfolio	163,539,370	180,587,063

Gains on in-kind transactions are generally not considered taxable gains for Federal income tax purposes.

Note 7. Trustees' Fees

The Funds compensate each Trustee who is not an employee of the Adviser or its affiliates. The "Interested" Trustee of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a Trustee who is not an "interested person" (as defined in the 1940 Act) (an "Independent Trustee") and has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in selected PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the shares selected, and the value decreases with distributions or with declines in the value of the shares selected.

Note 8. Capital

Shares are created and redeemed by the Trust only in Creation Unit size aggregations of 100,000. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of each Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

55

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 9. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 10. Subsequent Event

On May 1, 2009, the Board of Trustees of the Trust approved the liquidation of the PowerShares High Growth Rate Dividend AchieversTM Portfolio. The portfolio was liquidated at fair value on May 22, 2009.

56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios indicated in Note 1 of the financial statements (each a portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the "Trust") at April 30, 2009, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

As discussed in Note 10 to the financial statements, on May 1, 2009, the Board of Trustees approved the liquidation of the PowerShares High Growth Rate Dividend Achievers Portfolio, effected on May 22, 2009.

PricewaterhouseCoopers LLP
New York, New York
June 25, 2009

57

Supplemental Information

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different the maximum amount allowable for its fiscal year ended April 30, 2009 and for High Growth Rate Dividend Achievers Portfolio final fiscal year ended May 22, 2009:

Federal Income Tax Information

	April 30, 2009
	Qualified Dividend Income*	Dividends Received Deduction*
Buyback AchieversTM Portfolio	100%	100%
Dividend AchieversTM Portfolio	100%	100%
Financial Preferred Portfolio	100%	60%
High Growth Rate Dividend AchieversTM Portfolio	100%	100%
High Yield Equity Dividend AchieversTM Portfolio	100%	100%
International Dividend AchieversTM Portfolio	100%	0%

The Fund intends to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	April 30, 2009
	Foreign Source Income	Foreign Taxes
International Dividend AchieversTM Portfolio	$16,567,124	$1,105,796

Federal Income Tax Information for Liquidating Funds

	May 22, 2009
	Qualified Dividend Income*	Dividends Received Deduction*
High Growth Rate Dividend AchieversTM Portfolio	100%	100%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

58

Supplemental Information (Continued)

Trustees and Officers

The Independent Trustees, the Trustee who is affiliated with the Adviser (the "Management Trustee") and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

Name, Address, and Age Independent Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Ronn R. Bagge 51 YQA Capital Management, LLC 1755 S. Naperville Road Suite 100 Wheaton, IL 60187	Trustee	Since 2003	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	119	None

Marc M. Kole 48 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Vice President of Finance and Accounting, Hope Network (social services) (November 2008-Present); formerly Assistant Vice President and Controller, Priority Health (health insurance) (September 2005-April 2008); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	119	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

59

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age Independent Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Philip M. Nussbaum 47 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (November 2004-Present); formerly Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-1999)	119	None

Donald H. Wilson 49 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	President and Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (August 2007-April 2009), formerly Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (February 2006-August 2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995-February 2006)	119	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

60

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age of Management Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
H. Bruce Bond** 45 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chairman of the Board, Trustee and President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly Manager, Nuveen Investments (April 1998-August 2002)	119	None

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at 800.337.4246.

  *  This is the date the Management Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Each officer serves a one year term, until his successor is elected.

  **  "Interested person" as defined in Section 2(a)(19) of the 1940 Act.

  ***  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

61

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age of Officers	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan 54 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer and Treasurer Since 2006 Secretary Since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (September 2005-Present); formerly Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin R. Gustafson 43 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2004	General Counsel, Invesco PowerShares Capital Management LLC (September 2004-Present); formerly Chief Compliance Officer, Invesco PowerShares Capital Management LLC (September 2004-April 2008)

John W. Southard, Jr., CFA, MBA 39 Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly, Treasurer of the Trust (April 2003-April 2006); Senior Equity Analyst, Charles Schwab & Company (May 2001-August 2002)

  *  This is the period for which the Officers began serving the Trust. Each Officer serves one year term, until his successor is elected.

62

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 16, 2009, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following 70 series (each, a "Fund" and collectively, the "Funds"):

PowerShares Dynamic Market Portfolio

PowerShares Dynamic OTC Portfolio

PowerShares Golden Dragon Halter USX China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Mid Cap Growth Portfolio

PowerShares Dynamic Mid Cap Value Portfolio

PowerShares Dynamic Small Cap Growth Portfolio

PowerShares Dynamic Small Cap Value Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Zacks Micro Cap Portfolio

PowerShares Aerospace & Defense Portfolio

PowerShares Dynamic Hardware & Consumer Electronics Portfolio

PowerShares Dynamic Telecommunications & Wireless Portfolio

PowerShares Value Line Timeliness Select Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares High Growth Rate Dividend AchieversTM Portfolio

PowerShares Zacks Small Cap Portfolio

PowerShares Dynamic Building and Construction Portfolio

PowerShares Dynamic Energy Exploration and Production Portfolio

PowerShares Dynamic Insurance Portfolio

PowerShares Dynamic Oil and Gas Services Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Utilities Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Water Resources Portfolio

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Financials Sector Portfolio

PowerShares Dynamic Healthcare Sector Portfolio

PowerShares Dynamic Industrials Sector Portfolio

PowerShares Dynamic Large Cap Portfolio

PowerShares Dynamic MagniQuant Portfolio

PowerShares Dynamic Mid Cap Portfolio

PowerShares Dynamic Small Cap Portfolio

PowerShares Dynamic Technology Sector Portfolio

PowerShares Buyback AchieversTM Portfolio

PowerShares FTSE RAFI Basic Materials Sector Portfolio

PowerShares FTSE RAFI Consumer Goods Sector Portfolio

PowerShares FTSE RAFI Consumer Services Sector Portfolio

PowerShares FTSE RAFI Energy Sector Portfolio

PowerShares FTSE RAFI Financials Sector Portfolio

PowerShares FTSE RAFI Health Care Sector Portfolio

PowerShares FTSE RAFI Industrials Sector Portfolio

PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio

63

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

PowerShares FTSE RAFI Utilities Sector Portfolio

PowerShares Cleantech Portfolio

PowerShares Dynamic Aggressive Growth Portfolio

PowerShares Dynamic Banking Portfolio

PowerShares Dynamic Basic Materials Sector Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Consumer Staples Sector Portfolio

PowerShares Dynamic Healthcare Services Portfolio

PowerShares Dynamic Deep Value Portfolio

PowerShares Financial Preferred Portfolio

PowerShares Listed Private Equity Portfolio

PowerShares DWA Technical Leaders Portfolio

PowerShares Value Line Industry Rotation Portfolio

PowerShares WilderHill Progressive Energy Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indices through December 31, 2008. The Trustees also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance, and the Adviser's analysis of the tracking error between each Fund and its underlying index. The Trustees noted that each Fund's correlation was within the targeted range set forth in the Trust's registration statement and that, for each Fund other than PowerShares Financial Preferred Portfolio, the tracking error was within the targeted range set forth in the Trust's registration statement. The Trustees reviewed the reasons for PowerShares Financial Preferred Portfolio's tracking error. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

64

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's expense ratio and advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

•  0.50% of the Fund's average net assets, for each Fund other than PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio;

•  0.40% of the Fund's average net assets, for each of PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio; and

•  0.29% of the Fund's average net assets, for each of PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the Trustees noted that the advisory fee for each of these Funds was reduced to 0.29% effective November 1, 2008).

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an "Expense Cap") to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund's average daily net assets, at least until August 31, 2010, as set forth below:

•  0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares Dynamic OTC Portfolio and PowerShares Dynamic Market Portfolio;

•  0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

•  0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares FTSE RAFI Basic Materials

65

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the Trustees noted that, effective November 1, 2008, the Expense Cap for each of these Funds changed from 0.60% to 0.39%); and

•  0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not manage any funds other than the Funds and other ETFs overseen by the Board. The Trustees noted that each Fund's advisory fee was:

•  higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Financial Preferred Portfolio, PowerShares Golden Dragon Halter USX China Portfolio and PowerShares International Dividend AchieversTM Portfolio, which was lower than the median advisory fee of its ETF peer funds); and

•  higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares DWA Technical Leaders Portfolio, PowerShares Dynamic Aggressive Growth Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio and PowerShares Value Line Timeliness Select Portfolio, which was lower than the median advisory fee of its open-end index peer funds, and there was no comparable data for PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio or PowerShares Golden Dragon Halter USX China Portfolio); but

•  lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indices, which generally require more frequent rebalancing of the portfolios, the distinguishing factors of the Funds, and the higher administrative, operational and management oversight costs for the Adviser. With respect to the Funds' expense ratios, the Trustees noted that the net expense ratio for each Fund was:

•  higher than the median expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares Dynamic OTC Portfolio, PowerShares Financial Preferred Portfolio and PowerShares International Dividend AchieversTM Portfolio, which was less than the median expense ratio of its ETF peer funds, and the net expense ratio of each of PowerShares Dynamic Aggressive Growth Portfolio and PowerShares Dynamic Market Portfolio, which was equal to the median expense ratio of its ETF peer funds); and

•  higher than the median expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares DWA Technical Leaders Portfolio, PowerShares Dynamic Aggressive

66

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

Growth Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Financials Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares Listed Private Equity Portfolio and PowerShares Value Line Timeliness Select Portfolio, which was lower than the median expense ratio of its open-end index peer funds, and there was no comparable data for PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio or PowerShares Golden Dragon Halter USX China Portfolio); but

•  lower than the median expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund's Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund's expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund's Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

67

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Funds' proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 337-4246. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 337-4246; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website at www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

There are risks involved in investing in exchange-traded funds ("ETFs"), including possible loss of money. Investing in securities of small and medium sized companies involves greater risk than is customarily associated with investing in more established companies, and investments in concentrated industry sectors involve greater risks than investments that are more diversified. Index-based ETFs are not actively managed. Actively-managed ETFs do not necessarily seek to replicate the performance of a specific index. Both index-based and actively-managed ETFs are subject to risks similar to stocks, including those related to short selling and margin maintenance. PowerShares ETFs are not FDIC insured, may lose value and have no bank guarantee. PowerShares is a registered trademark of Invesco PowerShares Capital Management LLC. Past performance is not a guarantee of future results.

Invesco Aim Distributors, Inc. is the distributor of the PowerShares Exchange-Traded Fund Trust.

An investor should consider each PowerShares ETF's investment objective, risks, charges and expenses carefully before investing. For more complete information about PowerShares ETFs call Invesco Aim Distributors, Inc. at (800) 337-4246 or visit invescopowershares.com for a prospectus. Please read the prospectus carefully before investing.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2009 Invesco PowerShares Capital Management LLC  P-PS-AR-1

2009 Annual Report to Shareholders

April 30, 2009

PowerShares Aerospace & Defense Portfolio

PowerShares CleantechTM Portfolio

PowerShares DWA Technical LeadersTM Portfolio

PowerShares Golden Dragon Halter USX China Portfolio

PowerShares Listed Private Equity Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares NASDAQ-100 BuyWrite Portfolio

PowerShares S&P 500 BuyWrite Portfolio

PowerShares Value Line Industry Rotation Portfolio

PowerShares Value Line TimelinessTM Select Portfolio

PowerShares Water Resources Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares WilderHill Progressive Energy Portfolio

The Market Environment	2

Manager's Analysis	4

Frequency Distribution of Discounts & Premiums	34

Fees and Expenses	36

Specialty Portfolios

Schedules of Investments

PowerShares Aerospace & Defense Portfolio	38

PowerShares CleantechTM Portfolio	39

PowerShares DWA Technical LeadersTM Portfolio	41

PowerShares Golden Dragon Halter USX China Portfolio	43

PowerShares Listed Private Equity Portfolio	45

PowerShares Lux Nanotech Portfolio	46

PowerShares NASDAQ-100 BuyWrite Portfolio	47

PowerShares S&P 500 BuyWrite Portfolio	49

PowerShares Value Line Industry Rotation Portfolio	55

PowerShares Value Line TimelinessTM Select Portfolio	57

PowerShares Water Resources Portfolio	58

PowerShares WilderHill Clean Energy Portfolio	59

PowerShares WilderHill Progressive Energy Portfolio	60

Statements of Assets and Liabilities	62

Statements of Operations	64

Statements of Changes in Net Assets	66

Financial Highlights	70

Notes to Financial Statements	77

Report of Independent Registered Public Accounting Firm	93

Supplemental Information	94

Board Considerations Regarding Continuation of Investment Advisory Agreements	99

The Market Environment

For the year ended April 30, 2009, stock market losses were larger than most market participants have ever seen in their professional careers. The S&P 500® Index was down 35.29%, the NASDAQ-100® Index declined 26.83% and the Dow Jones Industrial Index dropped 34.12%. Corporate debt markets also declined as the credit crunch continued to limit access to capital. Municipal securities held up a little better but still struggled. The Merrill U.S. Corporate Master Index returned -5.78% while the Merrill Muni Master Index returned 2.26% for the period. Meanwhile, treasury securities rallied as investors fled to quality. Huge companies required capital infusions and/or other forms of financial support through government intervention and the credit crisis evolved into an overall crisis of consumer, investor and business confidence.

The markets fell nearly universally from August through October. As more job losses and layoffs were announced, banks continued to restrict borrowing and consumers, who drive two-thirds of the U.S. economy historically, were unable to sustain their spending. The government spent hundreds of billions of dollars to bail out firms and stimulate the economy while the Federal Open Market Committee moved from a discount rate of 2.50% to 0.50% during the period. Not until March did confidence begin to return to the equity markets with the S&P 500® Index, NASDAQ-100® Index and the Dow Jones Industrial Index moving off the lows and returning 29.99%, 29.97% and 21.24% respectively from March 1 through April 30, of 2009. Corporate and municipal debt also showed some appreciation over the period, however the amount of appreciation was less as credit spreads tightened. The Merrill Muni Master Index was up 2.33% while the Merrill U.S. Corporate Master Index rose by 2.55% from March 1 through April 30, 2009.

2

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Manager's Analysis

PowerShares Aerospace & Defense Portfolio (ticker: PPA)

The PowerShares Aerospace & Defense Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield, before the Fund's fees and expenses, of the SPADE(TM) Defense Index ("Index"). The Index includes companies involved in the development, manufacturing, operations and support of U.S. defense, military, homeland security and aerospace operations.

For the year ended April 30, 2009, the Fund returned -35.46%. This compares to a return of -35.29% for the S&P 500® Index. The Fund benefited versus the broader market by having more exposure to small-cap companies. However, an overweight position within the industrials sector detracted from the Fund's relative performance bringing overall returns in line with the broad market.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Aerospace/Defense	56.4
Miscellaneous Manufacturing	12.5
Electonics	8.2
Computers	4.9
Metal Fabricate/Hardware	4.4
Commercial Services	4.2
Telecommunications	3.2
Engineering & Construction	2.6
Packaging & Containers	2.1
Software	0.8
Auto Manufacturers	0.7
Money Market Fund	0.1
Other	(0.1)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Value	45.4
Mid-Cap Growth	23.2
Mid-Cap Value	19.1
Small-Cap Growth	8.5
Small-Cap Value	3.8

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Lockheed Martin Corp.	7.6
United Technologies Corp.	7.6
Boeing (The) Co.	7.3
Honeywell International, Inc.	6.9
General Dynamics Corp.	6.0
Raytheon Co.	5.4
Northrop Grumman Corp.	4.7
Precision Castparts Corp.	4.4
L-3 Communications Holdings, Inc.	4.0
ITT Corp.	3.7
Total	57.6

4

Manager's Analysis (Continued)

PowerShares Aerospace & Defense Portfolio (ticker: PPA)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
SPADETM Defense Index	-36.21	-8.39	-3.10	-10.46
Russell 3000® Index	-34.95	-10.94	-6.79	-21.81
S&P 500® Index	-35.29	-10.76	-6.88	-22.08
S&P SuperComposite Aerospace & Defense Index	-37.51	-7.31	-0.38	-1.32
DJ US Aerospace and Defense Index	-39.71	-9.23	-2.36	-8.01
Fund
NAV Return	-35.46	-7.87	-2.58	-8.77
Share Price Return	-35.48	-7.89	-2.58	-8.78

Fund Inception: October 26, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.64%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.66% while the Fund's gross total operating expense ratio was 0.67%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Aerospace & Defense Index, DJ US Aerospace and Defense Index, S&P 500 Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 34, 50, 500, and 2,918 common stocks, respectively. The S&P SuperComposite Aerospace & Defense Index and the DJ US Aerospace and Defense Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

5

Manager's Analysis

PowerShares CleantechTM Portfolio (ticker: PZD)

The PowerShares CleantechTM Portfolio (the "Fund") is based on The Cleantech IndexTM ("Index") and seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the Index.

The Index is designed to track cleantech companies across a broad range of industries, including alternative energy, energy efficiency and transmission, air and water purification, advanced materials, eco-friendly agriculture, transportation, manufacturing efficiency, recycling and pollution prevention.

Index companies must meet 18 stringent criteria for inclusion including quality, profitability, growth, strategy, sector leadership, and have strong technology/knowledge-based businesses.

For the year ended April 30, 2009, the Fund returned -42.76% compared to -35.29% for S&P 500® Index and -28.83% for the NASDAQ Composite Index. Contributing to this fall was the overweight in the producer manufacturing sector which was 43.37% of the Fund. Its constituents were down -49.14% on average and contributed -24.23% of the -42.76% total return.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Electrical Components & Equipment	19.1
Miscellaneous Manufacturing	15.1
Environmental Control	10.8
Electronics	9.4
Energy-Alternate Sources	9.2
Semiconductors	6.0
Engineering & Construction	5.1
Telecommunications	4.9
Software	4.9
Machinery-Diversified	3.5
Biotechnology	2.8
Hand/Machine Tools	2.0
Building Materials	1.6
Chemicals	1.5
Electric	1.1
Healthcare-Services	0.8
Office Furnishings	0.8
Auto Parts & Equipment	0.8
Computers	0.6
Money Market Fund	0.0
Other	0.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Vestas Wind Systems A/S (Denmark)	3.8
Gamesa Corporacion Tecnologica S.A. (Spain)	3.2
First Solar, Inc.	3.2
Siemens AG (Germany)	3.1
Corning, Inc.	2.9
Autodesk, Inc.	2.8
Schneider Electric S.A. (France)	2.8
Kurita Water Industries Ltd. (Japan)	2.8
ABB Ltd. (Switzerland)	2.7
Iberdrola Renovables S.A. (Spain)	2.4
Total	29.7

Style Allocation (% of the Fund's Net

Total Investments) as of April 30, 2009

Mid-Cap Growth	36.5
Small-Cap Growth	27.7
Large-Cap Growth	17.3
Small-Cap Value	7.8
Large-Cap Value	6.0
Mid-Cap Value	4.7

6

Manager's Analysis (Continued)

PowerShares CleantechTM Portfolio (ticker: PZD)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
The Cleantech IndexTM	-43.01	-9.42	-22.02
NASDAQ Composite Index	-28.83	-12.04	-27.44
S&P 500® Index	-35.29	-14.81	-33.01
Fund
NAV Return	-42.76	-9.44	-22.06
Share Price Return	-42.45	-9.25	-21.66

Fund Inception: October 24, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.77%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.67% while the Fund's gross total operating expense ratio was 0.73%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The NASDAQ Composite Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 3,087 and 500 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

7

Manager's Analysis

PowerShares DWA Technical LeadersTM Portfolio (ticker: PDP)

The PowerShares DWA Technical LeadersTM Portfolio (the "Fund") is based on the Dorsey Wright Technical LeadersTM Index ("Index") and seeks investment results that generally correspond to the price and yield (before the Fund's fees and expenses) of the Index, which includes approximately 100 U.S.-listed companies that demonstrate strong relative strength characteristics. The Index is constructed pursuant to Dorsey Wright & Associates, Inc.'s proprietary methodology, which takes into account, among other factors, the performance of each of the 3,000 largest U.S.-listed companies as compared to a benchmark index, and the relative performance of industry sectors and sub-sectors.

For the year ended April 30, 2009, the Fund returned -45.40% underperforming the S&P 500® Index which returned -35.29 over the same period.

For the year ended April 30, 2009, none of the ten sectors represented in the Fund generated positive returns. An increased allocation to industrials relative to the S&P 500® Index combined with poor stock selection in the consumer staples sector were the largest negative contributors to Fund performance while superior stock selection in larger cap securities contributed positively to Fund performance.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Industrials	23.2
Consumer Discretionary	13.4
Health Care	12.3
Information Technology	12.2
Materials	11.2
Utilities	9.1
Financials	6.2
Energy	4.8
Consumer Staples	4.1
Telecommunication Services	3.6
Money Market Fund	0.0
Other	(0.1)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Mid-Cap Growth	44.1
Large-Cap Growth	24.6
Mid-Cap Value	19.3
Large-Cap Value	7.1
Small-Cap Growth	2.7
Small-Cap Value	2.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Apple, Inc.	3.8
American Tower Corp., Class A	3.6
Stericycle, Inc.	3.2
Gilead Sciences, Inc.	3.1
C.H. Robinson Worldwide, Inc.	2.6
Airgas, Inc.	2.6
O'Reilly Automotive, Inc.	2.1
Cypress Semiconductor Corp.	1.8
Henry Schein, Inc.	1.7
Noble Energy, Inc.	1.6
Total	26.1

8

Manager's Analysis (Continued)

PowerShares DWA Technical LeadersTM Portfolio (ticker: PDP)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Dorsey Wright Technical LeadersTM Index	-46.36	-21.90	-41.43
S&P 500® Index	-35.29	-17.95	-34.87
(S&P Citigroup Large Cap Growth)	-30.70	-13.57	-27.09
Russell 3000 Growth Index	-31.46	-14.35	-28.51
Fund
NAV Return	-45.40	-21.48	-40.74
Share Price Return	-45.49	-21.58	-40.91

Fund Inception: March 1, 2007

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses during previous fiscal periods, absent which, performance during those fiscal periods would have been lower. While the Adviser has contractually agreed to waive and/or pay certain Fund expenses through August 31, 2010, the Fund is currently subject to recapture, which may result in an increased expense ratio. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.68%. In the Financial Highlights section of this Shareholder Report, the Fund's net total operating expense ratio was determined to be 0.69% while the Fund's gross total operating expense ratio was 0.68%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Citigroup Large Cap Growth, Russell 3000 Growth Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 384, 1,936 and 500 common stocks, respectively. The S&P Citigroup Large Cap Growth Index and the Russell 3000 Growth Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

9

Manager's Analysis

PowerShares Golden Dragon Halter USX China Portfolio (ticker: PGJ)

The PowerShares Golden Dragon Halter USX China Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield, before the Fund's fees and expenses, of the Halter USX China IndexSM ("Index"). The Index is comprised of U.S.-listed securities of companies that derive a majority of their revenue from the People's Republic of China.

For the year ended April 30, 2009, the Fund returned -39.06% versus a return of -37.26% for the MSCI China Index. Chinese stocks dropped relatively in line with the broader global markets. In particular, several solar energy companies held within the Fund were severely hit. These include Suntech Power, LDK Solar, and JA Solar. Focus Media and China Unicom were also heavy detractors to Fund performance.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Information Technology	24.9
Energy	18.2
Telecommunication Services	12.7
Industrials	12.6
Materials	7.7
Consumer Discretionary	7.6
Financials	5.8
Health Care	4.7
Utilities	4.0
Consumer Staples	1.7
Money Market Fund	0.0
Other	0.1

Style Allocation (% of the Fund's Net

Total Investments) as of April 30, 2009

Mid-Cap Growth	28.0
Large-Cap Growth	24.2
Large-Cap Value	21.5
Mid-Cap Value	12.0
Small-Cap Growth	11.7
Small-Cap Value	2.6

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Baidu, Inc. ADR	5.0
Yanzhou Coal Mining Co. Ltd. ADR	4.8
China Petroleum and Chemical Corp. ADR	4.7
China Telecom Corp. Ltd. ADR	4.7
Aluminum Corp. of China Ltd. ADR	4.4
China Unicom Ltd. ADR	4.2
CNOOC Ltd. ADR	4.1
China Life Insurance Co. Ltd. ADR	4.1
PetroChina Co. Ltd. ADR	4.0
Huaneng Power International, Inc. ADR	4.0
Total	44.0

10

Manager's Analysis (Continued)

PowerShares Golden Dragon Halter USX China Portfolio (ticker: PGJ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Halter USX China IndexSM	-39.31	2.51	5.76	27.86
S&P 500® Index	-35.29	-10.76	-4.55	-18.58
MSCI EAFE Index	-42.76	-12.34	-1.99	-8.50
MSCI China Index	-37.26	9.61	16.72	97.93
FTSE/Xinhua China Index	-39.50	6.53	12.34	67.17
Fund
NAV Return	-39.06	2.10	5.23	25.06
Share Price Return	-38.92	2.06	5.18	24.79

Fund Inception: December 9, 2004

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.66%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.69% while the Fund's gross total operating expense ratio was 0.71%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The MSCI China Index, FTSE/Xinhua China Index, S&P 500® Index and MSCI EAFE Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 101, 20, 500 and 1,137 common stocks, respectively. The MSCI China Index and the FTSE/Xinhua China Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

11

Manager's Analysis

PowerShares Listed Private Equity Portfolio (ticker: PSP)

The PowerShares Listed Private Equity Portfolio (the "Fund") seeks investment results that generally correspond to the price and yield (before the Fund's fees and expenses) of the Red Rocks Capital Listed Private Equity IndexSM ("Index"). The Index provides investors with a means of exposure to private equity firms and their underlying portfolio investments. The private equity asset class has historically provided non-correlated performance to other traditional asset classes.

For the year ended April 30, 2009, the Fund returned -64.23% while the S&P 500® Index returned -35.29%. The Fund is heavily invested in financials relative to the broader U.S. equity market which attributed to the negative performance. In particular, American Capital, CapitalSource, Macquarie Infrastructure, and KKR Financial were all down 90% or more for the year and were heavy drags on Fund performance. CapitalSource and KKR Financial are no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Investment Companies	54.3
Holding Companies-Diversifed	15.8
Diversified Financial Services	11.5
Electric	4.6
Water	4.4
Banks	3.9
Internet	3.9
Commercial Services	1.6
Money Market Fund	2.2
Other	(2.2)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Mid-Cap Growth	17.6
Small-Cap Growth	15.4
Small-Cap Value	67.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Leucadia National Corp.	12.1
Allied Capital Corp.	5.8
American Capital Ltd.	5.4
Otter Tail Corp.	4.6
Ares Capital Corp.	4.4
Affiliated Managers Group, Inc.	4.4
Pico Holdings, Inc.	4.3
Apollo Investment Corp.	4.2
SVB Financial Group	3.9
Greenhill & Co., Inc.	3.9
Total	53.0

12

Manager's Analysis (Continued)

PowerShares Listed Private Equity Portfolio (ticker: PSP)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Red Rocks Capital Listed Private Equity IndexSM	-61.02	-35.33	-66.59
Russell 2000® Index	-30.74	-15.36	-34.10
S&P 500 Pure Growth Index	-31.81	-12.52	-29.22
S&P Financials Index	-57.55	-35.75	-66.91
S&P 500® Index	-35.29	-14.81	-33.01
Fund
NAV Return	-64.23	-37.47	-69.30
Share Price Return	-64.29	-37.52	-69.36

Fund Inception: October 24, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.72%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.70% while the Fund's gross total operating expense ratio was 0.78%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Russell 2000® Index, S&P Financials Index, S&P 500® Index and S&P 500 Pure Growth Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 2,000, 93, 500 and 127 common stocks, respectively. The S&P Financials Index and the S&P 500® Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

13

Manager's Analysis

PowerShares Lux Nanotech Portfolio (ticker: PXN)

The PowerShares Lux Nanotech Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the Lux Nanotech IndexTM ("Index"). The Index is designed to measure the performance of companies involved with funding nanotechnology development, developing nanotechnology applications, manufacturing goods that incorporate those applications and/or supplying tools and instrumentation to nanotechnology researchers. Companies may be involved in one or more stages of Lux Research Inc.'s nanotechnolgy value chain framework: nanomaterials, nanointermediates, nano-enabled products and nanotools.

For the year ended April 30, 2009, the Fund returned -46.06%, underperforming S&P 500® Index which returned -35.29%. The Fund's holdings are primarily allocated amongst technology, materials and healthcare stocks. The stocks held within the materials and healthcare sectors were the worst performing in the Fund. In particular, Headwaters, Inc., ShengdaTech, Inc., BioSante Pharmaceuticals, and Elan Corp. were heavy drags on Fund performance. BioSante Pharmaceuticals is no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Chemicals	18.6
Electronics	13.0
Pharmaceuticals	10.2
Semiconductors	9.2
Miscellaneous Manufacturing	7.6
Computers	7.0
Commercial Services	7.0
Software	6.3
Electrical Components and Equipment	4.7
Investment Companies	4.5
Biotechnology	4.2
Energy-Alternative Sources	4.0
Auto Manufacturers	3.9
Other	(0.2)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	62.2
Large-Cap Value	18.5
Large-Cap Growth	10.7
Mid-Cap Growth	4.6
Small-Cap Value	4.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Altair Nanotechnologies, Inc.	7.0
FEI Co.	6.5
NVE Corp.	6.5
Accelrys, Inc.	6.3
ShengdaTech, Inc.	6.2
Veeco Instruments, Inc.	5.9
Flamel Technologies S.A. ADR (France)	5.6
Symyx Technologies, Inc.	4.9
Ener1, Inc.	4.7
Elan Corp. PLC ADR (Ireland)	4.6
Total	58.2

14

Manager's Analysis (Continued)

PowerShares Lux Nanotech Portfolio (ticker: PXN)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Lux Nanotech IndexTM	-46.41	-27.00	-18.64	-51.51
S&P 500® Index	-35.29	-10.76	-6.88	-22.08
Fund
NAV Return	-46.06	-26.42	-18.03	-50.22
Share Price Return	-45.79	-26.42	-18.01	-50.19

Fund Inception: October 26, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.73%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.70% while the Fund's gross total operating expense ratio was 0.89%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index ("Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 common stocks.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

††  Average annualized.

15

Manager's Analysis

PowerShares NASDAQ-100 BuyWrite Portfolio (ticker: PQBW)

The PowerShares NASDAQ-100 BuyWrite Portfolio (the "Fund") is based on the CBOE NASDAQ-100 BuyWrite Index ("Index") and seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the Index. The Index measures the total returns of a theoretical portfolio of NASDAQ-100® Index stocks combined with NASDAQ-100® Index call options which are systematically written (sold) against the portfolio through a "buy-write" strategy. The Index also reinvests the dividends and options premium received by the portfolio back into the component stocks.

For the period June 12, 2008 through April, 30 2009 (the Fund's inception date), the Fund returned -23.83%. The Index returned -22.71% while the NASDAQ-100® Index returned -31.02% and the Fund faired better than the broader market as measured by the Russell 3000® Index.

One factor contributing to the NASDAQ-100® Index's outperformance of the overall U.S. equity market over the reporting period was that it contained no financial holdings (financials was the hardest hit sector). The NASDAQ-100® Index also benefited on a relative basis from its large information technology sector weight (over 60% weighting on average), with Apple (11.6%) and QUALCOMM (6.2%) specifically contributing the most to the index's performance. In addition, equity market volatility, as measured by the CBOE S&P 500 VIX Index, rose to historic high levels. Last year's unusually high volatility resulted in greater options premium generated for the Fund, which helped mitigate the Fund's overall negative return.

16

Manager's Analysis (Continued)

PowerShares NASDAQ-100 BuyWrite Portfolio (ticker: PQBW)

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Computers	19.2
Software	14.8
Internet	12.0
Telecommunications	11.7
Biotechnology	11.2
Semiconductors	8.2
Retail	5.7
Media	4.8
Pharmaceuticals	4.4
Commercial Services	2.9
Healthcare-Products	1.7
Transportation	1.6
Auto Manufacturers	1.2
Energy-Alternative Sources	1.1
Electronics	1.0
Distribution/Wholesale	0.5
Lodging	0.4
Chemicals	0.4
Textiles	0.4
Environmental Control	0.4
Beverages	0.3
Airlines	0.3
Engineering & Construction	0.2
Machinery-Construction & Mining	0.2
Iron/Steel	0.2
Money Market Fund	0.0
Other	(4.8)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Apple, Inc.	13.1
QUALCOMM, Inc.	7.0
Microsoft Corp.	5.2
Google, Inc., Class A	4.8
Gilead Sciences, Inc.	3.4
Oracle Corp.	3.4
Cisco Systems, Inc.	3.4
Research In Motion Ltd. (Canada)	3.3
Teva Pharmaceutical Industries Ltd. ADR (Israel)	2.6
Intel Corp.	2.6
Total	48.8

Style Allocation (% of the Fund's Net

Total Investments) as of April 30, 2009

Large-Cap Growth	66.1
Mid-Cap Growth	20.9
Large-Cap Value	9.0
Mid-Cap Value	4.0

17

Manager's Analysis (Continued)

PowerShares NASDAQ-100 BuyWrite Portfolio (ticker: PQBW)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of April 30, 2009
Fund Inception† Cumulative
Index
CBOE NASDAQ-100 BuyWrite Index	-22.71
NASDAQ-100® Index	-31.02
Fund
NAV Return	-23.83
Share Price Return	-23.97

Fund Inception: June 12, 2008

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The NASDAQ-100® Index ("Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 100 common stocks.

† Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

18

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Manager's Analysis

PowerShares S&P 500 BuyWrite Portfolio (ticker: PBP)

The PowerShares S&P 500 BuyWrite Portfolio (the "Fund") is based on the CBOE S&P 500 BuyWrite Index ("Index") and seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the Index. The Index measures the total returns of a theoretical portfolio of S&P 500® Index stocks combined with S&P 500® Index call options which are systematically written (sold) against the portfolio through a "buy-write" strategy. The Index also reinvests the dividends and options premium received by the portfolio back into the component stocks.

For the year ended April, 30 2009, the Fund returned -28.26%. The Index returned -27.05% while the S&P 500® Index returned -35.29% over this same timeframe.

The global banking and economic crises which occurred during the past year created the perfect storm for a major equity market sell off. Over the year, large-cap U.S. stocks experienced their worst performance since the Great Depression of the 1930s. As a result, equity market volatility, as measured by the CBOE S&P 500 VIX Index, rose to historic high levels. Last year's higher-than-average S&P 500® Index's volatility resulted in greater options premium generated for the Fund, which helped mitigate the Fund's overall negative return.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Information Technology	19.0
Health Care	14.2
Energy	12.9
Financials	12.6
Consumer Staples	12.4
Industrials	10.8
Consumer Discretionary	9.8
Utilities	4.1
Telecommunication Services	3.8
Materials	3.5
Other	(3.1)

Style Allocation (% of the Fund's Net

Total Investments) as of April 30, 2009

Large-Cap Growth	41.7
Large-Cap Value	39.2
Mid-Cap Growth	9.7
Mid-Cap Value	8.4
Small-Cap Value	0.6
Small-Cap Growth	0.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Exxon Mobil Corp.	4.5
Microsoft Corp.	2.1
AT&T, Inc.	2.0
Procter & Gamble (The) Co.	2.0
Johnson & Johnson	2.0
International Business Machines Corp.	1.9
General Electric Co.	1.8
Chevron Corp.	1.8
JPMorgan Chase & Co.	1.7
Cisco Systems, Inc.	1.5
Total	21.3

20

Manager's Analysis (Continued)

PowerShares S&P 500 BuyWrite Portfolio (ticker: PBP)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
CBOE S&P 500 BuyWrite Index	-27.05	-21.10	-27.59
S&P 500® Index	-35.29	-30.59	-38.55
Fund
NAV Return	-28.26	-21.76	-28.40
Share Price Return	-28.16	-21.58	-28.17

Fund Inception: December 20, 2007

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the expense ratio of 0.75% is expressed as a unitary fee to cover operating expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P 500® Index ("Benchmark Index") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 500 common stocks.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

††  Average annualized.

21

Manager's Analysis

PowerShares Value Line Industry Rotation Portfolio (ticker: PYH)

The PowerShares Value Line Industry Rotation Portfolio (the "Fund") is based on the Value Line Industry Rotation Index ("Index") and seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the Index. The Index is comprised of 75 stocks chosen based on both their TimelinessTM rank and their industry TimelinessTM rank by the Index provider pursuant to a proprietary selection methodology. The Index is reconstituted and rebalanced quarterly.

For the year ended April 30, 2009, the Fund returned -43.93%, underperforming the S&P 500® Index which returned -35.29%.

For the year ended April 30, 2009, none of the Global Industry Classification Standard's ten sectors represented in the Fund generated positive returns. Poor stock selection and an overallocation to the industrial sector had the largest negative effect on overall Fund performance. However overallocation and stock selection in smaller cap securities contributed positively to Fund performance. Also contributing in a positive way was an underallocation to the financial sector.

22

Manager's Analysis (Continued)

PowerShares Value Line Industry Rotation Portfolio (ticker: PYH)

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Software	10.1
Commercial Services	6.0
Beverages	5.3
Food	4.9
Retail	4.7
Transportation	4.7
Oil & Gas	4.4
Electric	4.1
Closed-end Funds	4.0
Pharmaceuticals	3.8
Biotechnology	3.4
Engineering & Construction	3.3
Internet	3.3
Packaging & Containers	2.9
Media	2.9
Healthcare-Products	2.7
Agriculture	2.7
Environmental Control	2.6
Telecommunications	2.5
Water	2.4
Aerospace/Defense	2.4
Gas	2.3
Healthcare-Services	2.1
Insurance	1.5
Pipelines	1.5
Coal	1.5
Savings & Loans	1.4
Household Products/Wares	1.4
Chemicals	1.2
Miscellaneous Manufacturing	1.1
Mining	1.1
Diversified Financial Services	1.1
Airlines	0.9
Money Market Fund	0.2
Other	(0.4)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Green Mountain Coffee Roasters, Inc.	2.4
Cerner Corp.	1.8
URS Corp.	1.7
Genesee & Wyoming, Inc., Class A	1.7
Petrohawk Energy Corp.	1.7
F5 Networks, Inc.	1.7
Southwestern Energy Co.	1.7
Rock-Tenn Co., Class A	1.7
Computer Programs & Systems, Inc.	1.7
Tractor Supply Co.	1.6
Total	17.7

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Mid-Cap Growth	34.7
Small-Cap Growth	25.8
Large-Cap Growth	11.9
Small-Cap Value	10.4
Mid-Cap Value	8.9
Large-Cap Value	8.3

23

Manager's Analysis (Continued)

PowerShares Value Line Industry Rotation Portfolio (ticker: PYH)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Value Line Industry Rotation Index	-44.25	-18.11	-38.22
S&P 500® Index	-35.29	-15.94	-34.26
Russell 2000® Index	-30.74	-16.75	-35.79
S&P Citigroup Large Cap Growth Index	-30.70	-12.49	-27.55
Russell 3000 Growth Index	-31.46	-12.61	-27.79
Fund
NAV Return	-43.93	-17.90	-37.84
Share Price Return	-43.93	-17.92	-37.88

Fund Inception: December 1, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.98%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.70% while the Fund's gross total operating expense ratio was 0.94%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Russell 2000® Index, S&P Citigroup Large Cap Growth Index, Russell 3000 Growth Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 2,000, 384, 1,936 and 500 common stocks, respectively. The S&P Citigroup Large Cap Growth Index and the Russell 3000 Growth Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

24

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Manager's Analysis

PowerShares Value Line TimelinessTM Select Portfolio (ticker: PIV)

The PowerShares Value Line TimelinessTM Select Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line TimelinessTM Select Index ("Index"). The Index is comprised of the 50 domestic stocks with the greatest capital appreciation potential as identified by the Index provider pursuant to a proprietary selection methodology.

For the year ended April 30, 2009, the Fund returned -42.66%, underperforming the S&P 500® Index which returned -35.29%.

For the year ended April 30, 2009, none of the Global Industry Classification Standard's ten sectors represented in the Fund generated positive returns. Stock selection and an overallocation to healthcare made the largest negative contribution to the performance of the Fund relative to the broader U.S. equity market. Conversely, stock selection and underallocation to financials contributed the most positive effects for the Fund.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Health Care	43.3
Industrials	14.1
Consumer Discretionary	13.5
Information Technology	12.2
Consumer Staples	9.2
Materials	2.8
Utilities	1.9
Telecommunication Services	1.6
Financials	1.3
Money Market Fund	0.1
Other	0.0

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	28.5
Mid-Cap Growth	26.9
Large-Cap Growth	20.3
Small-Cap Value	11.1
Large-Cap Value	9.4
Mid-Cap Value	3.8

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Green Mountain Coffee Roasters, Inc.	3.8
Jos. A. Bank Clothiers, Inc.	3.2
Rock-Tenn Co., Class A	2.8
Computer Programs & Systems, Inc.	2.7
NetFlix, Inc.	2.5
W.W. Grainger, Inc.	2.5
C.H. Robinson Worldwide, Inc.	2.4
Peet's Coffee & Tea, Inc.	2.4
Oracle Corp.	2.4
Thoratec Corp.	2.3
Total	27.0

26

Manager's Analysis (Continued)

PowerShares Value Line TimelinessTM Select Portfolio (ticker: PIV)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Value Line TimelinessTM Select Index	-42.94	-17.66	-13.34	-38.51
S&P 500® Index	-35.29	-10.76	-8.04	-24.91
Russell 2000® Index	-30.74	-12.72	-7.93	-24.59
S&P Citigroup Large Cap Growth Index	-30.70	-7.89	-6.34	-20.04
Russell 3000 Growth Index	-31.46	-8.81	-6.81	-21.43
Fund
NAV Return	-42.66	-17.46	-13.16	-38.08
Share Price Return	-42.62	-17.49	-13.27	-38.35

Fund Inception: December 6, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.70%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.70% while the Fund's gross total operating expense ratio was 0.72%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Russell 2000® Index, S&P Citigroup Large Cap Growth Index, Russell 3000 Growth Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 2,000, 384, 1,936 and 500 common stocks, respectively. The S&P Citigroup Large Cap Growth Index and the Russell 3000 Growth Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

27

Manager's Analysis

PowerShares Water Resources Portfolio (ticker: PHO)

The PowerShares Water Resources Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the Palisades Water Index ("Index"). The Index includes companies that focus on the provision of potable water, the treatment of water, and the technology and services that are directly related to water consumption.

The Fund returned -31.76% while the S&P 500® Index returned -35.29%. The Fund outperformed the S&P 500® Index by having no exposure to the financial sector. Additionally, the Fund is heavily invested in the industrial sector, which was an average performing sector for the year. URS Corp. and Tetra Tech, Inc., two of the Fund's top holdings, were up on an absolute basis in a period when few companies achieved positive returns.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Miscellaneous Manufacturing	20.8
Machinery-Diversified	16.1
Engineering & Construction	14.8
Electronics	11.6
Metal Fabricate/Hardware	11.5
Envrionmental Control	11.4
Water	10.9
Hand/Machine Tools	2.9
Other	0.0

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	29.3
Mid-Cap Growth	26.4
Small-Cap Value	18.8
Mid-Cap Value	11.9
Large-Cap Value	9.0
Large-Cap Growth	4.6

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Veolia Environnement ADR (France)	5.6
Valmont Industries, Inc.	5.3
Tetra Tech, Inc.	5.0
URS Corp.	4.6
Danaher Corp.	4.6
Aecom Technology Corp.	4.3
Badger Meter, Inc.	4.2
Itron, Inc.	4.2
Ameron International Corp.	3.8
Mueller Water Products, Inc., Class A	3.6
Total	45.2

28

Manager's Analysis (Continued)

PowerShares Water Resources Portfolio (ticker: PHO)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Palisades Water Index	-30.03	-5.57	0.18	0.62
S&P 500® Index	-35.29	-10.76	-8.04	-24.91
Dow Jones U.S. Utility Index	-34.66	-4.12	-3.02	-9.95
ISE Water Index	-29.95	-5.79	1.06	3.66
Fund
NAV Return	-31.76	-7.82	-1.96	-6.50
Share Price Return	-31.63	-7.97	-2.32	-7.66

Fund Inception: December 6, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.63%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.64% while the Fund's gross total operating expense ratio was 0.64%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Dow Jones U.S. Utility Index, ISE Water Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 15, 36 and 500 common stocks, respectively. The ISE Water Index will be used for comparative purposes going forward as it represents a more appropriate market index for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

29

Manager's Analysis

PowerShares WilderHill Clean Energy Portfolio (ticker: PBW)

The PowerShares WilderHill Clean Energy Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the WilderHill Clean Energy Index ("Index"), which includes companies that focus on "greener" and generally renewable sources of energy and technologies that facilitate cleaner energy.

For the year ended April 30, 2009, the Fund returned -56.88% versus the S&P 500® Index which returned -35.29%. The clean energy industry experienced greater volatility over the reporting period. Solar and ethanol companies were the largest detractors from Fund performance. In particular, VeraSun, JA Solar, and SunPower Corp. were heavy drags on Fund performance. VeraSun is no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Electrical Components & Equipment	32.1
Semiconductors	14.2
Energy-Alternate Sources	13.2
Electric	11.3
Chemicals	11.2
Auto Parts & Equipment	4.2
Computers	3.2
Food	2.8
Commercial Services	2.4
Electronics	2.3
Machinery-Diversified	2.3
Miscellaneous Manufacturing	0.8
Other	0.0

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	56.4
Mid-Cap Growth	22.9
Large-Cap Growth	8.8
Small-Cap Value	7.8
Large-Cap Value	4.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
OM Group, Inc.	3.6
Fuel Systems Solutions, Inc.	3.5
American Superconductor Corp.	3.4
Suntech Power Holdings Co. Ltd. ADR (China)	3.4
Universal Display Corp.	3.3
Ormat Technologies, Inc.	3.2
First Solar, Inc.	3.2
Evergreen Solar, Inc.	3.1
GT Solar International, Inc.	3.0
Sociedad Quimica y Minera de Chile S.A. ADR (Chile)	3.0
Total	32.7

30

Manager's Analysis (Continued)

PowerShares WilderHill Clean Energy Portfolio (ticker: PBW)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
WilderHill Clean Energy Index	-58.06	-27.54	-13.49	-45.26
S&P 500® Index	-35.29	-10.76	-5.49	-20.95
NASDAQ Composite Index	-28.83	-9.57	-4.18	-16.30
Fund
NAV Return	-56.88	-26.04	-12.28	-42.00
Share Price Return	-57.07	-26.16	-12.36	-42.22

Fund Inception: March 3, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.67%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.69% while the Fund's gross total operating expense ratio was 0.69%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The NASDAQ Composite Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 3,087 and 500 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

31

Manager's Analysis

PowerShares WilderHill Progressive Energy Portfolio (ticker: PUW)

The PowerShares WilderHill Progressive Energy Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the WilderHill Progressive Energy Index ("Index"). The Index is comprised of U.S.-listed companies that are significantly involved in transitional energy bridge technologies, with an emphasis on improving the use of fossil fuels. The modified equal-weighted portfolio is rebalanced and reconstituted quarterly.

For the year ended April 30, 2009, the Fund returned -38.23% versus a return for the S&P 500® Index of -35.29%. The Fund invests heavily in industrial companies which was an average performing sector during the year. This resulted in performance that was mostly in line with the broader U.S. equity market. Overweight positions in Tenneco, Inc., Andersons, Inc., and Chesapeake Energy resulted in the Fund's underperformance. Andersons, Inc. is no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Electrical Components & Equipment	13.1
Oil & Gas	12.9
Miscellaneous Manufacturing	11.2
Electric	10.7
Electronics	9.0
Chemicals	6.8
Mining	6.7
Auto Parts & Equipment	4.9
Engineering & Construction	4.9
Building Materials	3.9
Environmental Control	3.8
Energy-Alternate Sources	3.5
Hand/Machine Tools	3.4
Telecommunications	2.4
Aerospace/Defense	2.4
Money Market Fund	0.4
Other	(0.0)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Methanex Corp. (Canada)	3.9
Owens Corning, Inc.	3.9
Woodward Governor Co.	3.8
EnerSys	3.4
Cameco Corp. (Canada)	3.4
Baldor Electric Co.	3.4
USEC, Inc.	3.3
Johnson Controls, Inc.	3.3
EnergySolutions, Inc.	3.0
Energizer Holdings, Inc.	2.9
Total	34.3

Style Allocation (% of the Fund's Net

Total Investments) as of April 30, 2009

Small-Cap Growth	22.7
Large-Cap Value	20.6
Large-Cap Growth	16.4
Small-Cap Value	15.1
Mid-Cap Value	14.3
Mid-Cap Growth	10.9

32

Manager's Analysis (Continued)

PowerShares WilderHill Progressive Energy Portfolio (ticker: PUW)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
WilderHill Progressive Energy Index	-38.62	-13.46	-30.49
S&P 500® Index	-35.29	-14.81	-33.01
NASDAQ Composite Index	-28.83	-12.04	-27.44
Fund
NAV Return	-38.23	-13.04	-29.63
Share Price Return	-38.16	-13.03	-29.60

Fund Inception: October 24, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.88%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.70% while the Fund's gross total operating expense ratio was 0.86%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The NASDAQ Composite Index and S&P 500® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 3,087 and 500 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

33

Frequency Distribution of Discounts & Premiums

Since Inception through April 30, 2009

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Days	0-24	25-49	50-99	100-149	150-199	200+
PPA	PowerShares Aerospace & Defense Portfolio	10/26/05	883	349	15	2	1	0	2
PZD	PowerShares CleantechTM Portfolio	10/24/06	633	179	44	70	24	4	3
PDP	PowerShares DWA Technical LeadersTM Portfolio	3/1/07	547	225	13	8	0	0	0
PGJ	PowerShares Golden Dragon Halter USX China Portfolio	12/9/04	1105	466	122	21	1	0	0
PSP	PowerShares Listed Private Equity Portfolio	10/24/06	633	247	28	29	7	2	4
PXN	PowerShares Lux Nanotech Portfolio	10/26/05	883	299	61	20	5	1	1
PQBW	PowerShares NASDAQ-100 BuyWrite Portfolio	6/12/08	189	39	24	35	6	3	27
PBP	PowerShares S&P 500 BuyWrite Portfolio	12/20/07	341	84	91	74	16	7	12
PYH	PowerShares Value Line Industry Rotation Portfolio	12/1/06	606	229	10	5	3	0	1
PIV	PowerShares Value Line TimelinessTM Select Portfolio	12/6/05	855	339	30	5	2	2	1
PHO	PowerShares Water Resources Portfolio	12/6/05	855	378	95	19	1	0	0
PBW	PowerShares WilderHill Clean Energy Portfolio	3/3/05	1048	458	112	23	5	0	0
PUW	PowerShares WilderHill Progressive Energy Portfolio	10/24/06	633	212	20	5	0	0	0

34

	Closing Price Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
PPA	490	14	9	0	0	1
PZD	272	16	14	3	1	3
PDP	269	24	8	0	0	0
PGJ	408	70	13	3	0	1
PSP	263	32	18	3	0	0
PXN	407	70	14	3	1	1
PQBW	35	5	6	1	4	4
PBP	43	7	5	0	1	1
PYH	342	13	3	0	0	0
PIV	459	12	3	0	1	1
PHO	318	30	13	1	0	0
PBW	374	63	10	1	1	1
PUW	373	20	3	0	0	0

35

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2009.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Aerospace & Defense Portfolio Actual	$1,000.00	$949.19	0.66%	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	0.66%	$3.31
PowerShares CleantechTM Portfolio Actual	$1,000.00	$1,069.45	0.67%	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	0.67%	$3.36
PowerShares DWA Technical LeadersTM Portfolio Actual	$1,000.00	$917.12	0.70%	$3.33
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
PowerShares Golden Dragon Halter USX China Portfolio Actual	$1,000.00	$1,174.84	0.66%	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	0.66%	$3.31
PowerShares Listed Private Equity Portfolio Actual	$1,000.00	$653.00	0.70%	$2.87
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51

36

Fees and Expenses (Continued)

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Lux Nanotech Portfolio Actual	$1,000.00	$802.32	0.70%	$3.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
PowerShares NASDAQ-100 BuyWrite Portfolio Actual	$1,000.00	$1,036.59	0.75%	$3.79
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
PowerShares S&P 500 BuyWrite Portfolio Actual	$1,000.00	$930.32	0.75%	$3.59
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
PowerShares Value Line Industry Rotation Portfolio Actual	$1,000.00	$840.08	0.70%	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
PowerShares Value Line TimelinessTM Select Portfolio Actual	$1,000.00	$851.24	0.70%	$3.21
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
PowerShares Water Resources Portfolio Actual	$1,000.00	$1,013.31	0.63%	$3.14
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares WilderHill Clean Energy Portfolio Actual	$1,000.00	$903.00	0.69%	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	0.69%	$3.46
PowerShares WilderHill Progressive Energy Portfolio Actual	$1,000.00	$1,075.60	0.70%	$3.60
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2009. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period; then multiplying the result by 181 and then dividing the result by 365. Expense ratios for the most recent half-year may differ from expense ratios based on the annualized data in the Financial Highlights.

37

Schedule of Investments

PowerShares Aerospace & Defense Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace/Defense—56.4%
26,439	AAR Corp.*	$398,436
14,572	Aerovironment, Inc.*	344,774
22,344	Alliant Techsystems, Inc.*	1,779,700
14,841	Argon ST, Inc.*	302,608
211,713	Boeing (The) Co.	8,479,105
18,263	Cubic Corp.	524,331
7,181	Ducommun, Inc.	124,375
28,748	Elbit Systems Ltd. (Israel)	1,414,114
20,283	Esterline Technologies Corp.*	534,457
134,550	General Dynamics Corp.	6,952,199
84,492	Goodrich Corp.	3,741,306
9,264	Herley Industries, Inc.*	95,790
61,517	L-3 Communications Holdings, Inc.	4,684,520
112,630	Lockheed Martin Corp.	8,844,833
29,068	Moog, Inc., Class A*	778,441
114,027	Northrop Grumman Corp.	5,513,205
39,054	Orbital Sciences Corp.*	603,775
139,447	Raytheon Co.	6,307,188
107,935	Rockwell Collins, Inc.	4,139,307
24,609	Teledyne Technologies, Inc.*	785,765
11,326	Triumph Group, Inc.	468,104
180,005	United Technologies Corp.	8,791,443
		65,607,776
	Auto Manufacturers—0.7%
46,677	Force Protection, Inc.*	355,679
50,854	Oshkosh Corp.	488,198
		843,877
	Commercial Services—4.2%
38,943	DynCorp International, Inc., Class A*	593,881
236,473	SAIC, Inc.*	4,280,161
		4,874,042
	Computers—4.9%
20,447	CACI International, Inc., Class A*	808,679
103,424	Computer Sciences Corp.*	3,822,551
11,798	Integral Systems, Inc.*	78,221
15,504	Mercury Computer Systems, Inc.*	125,892
9,159	NCI, Inc., Class A*	223,113
38,402	SRA International, Inc., Class A*	591,007
		5,649,463
	Electronics—8.2%
6,221	American Science & Engineering, Inc.	374,877
7,707	Axsys Technologies, Inc.*	323,000
61,201	Cogent, Inc.*	694,019
96,803	FLIR Systems, Inc.*	2,147,091
136,802	Garmin Ltd.	3,446,043
59,080	L-1 Identity Solutions, Inc.*	432,466
11,803	OSI Systems, Inc.*	221,306
42,252	Taser International, Inc.*	202,810
81,301	Trimble Navigation Ltd.*	1,743,093
		9,584,705

Number of Shares		Value
	Common Stocks (Continued)
	Engineering & Construction—2.6%
16,079	Stanley, Inc.*	$414,517
57,999	URS Corp.*	2,555,435
3,503	VSE Corp.	104,705
		3,074,657
	Metal Fabricate/Hardware—4.4%
10,863	Ladish Co., Inc.*	82,233
67,933	Precision Castparts Corp.	5,085,464
		5,167,697
	Miscellaneous Manufacturing—12.5%
17,651	Ceradyne, Inc.*	304,303
256,220	Honeywell International, Inc.	7,996,627
106,125	ITT Corp.	4,352,186
179,985	Textron, Inc.	1,931,239
		14,584,355
	Packaging & Containers—2.1%
64,019	Ball Corp.	2,414,797
	Software—0.8%
24,254	ManTech International Corp., Class A*	877,752
	Telecommunications—3.2%
8,878	Applied Signal Technology, Inc.	175,429
12,496	GeoEye, Inc.*	311,025
91,220	Harris Corp.	2,789,509
21,175	ViaSat, Inc.*	486,813
		3,762,776
	Total Common Stocks (Cost $199,215,244)	116,441,897
	Money Market Fund—0.1%
101,128	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $101,128)	101,128
	Total Investments (Cost $199,316,372)—100.1%	116,543,025
	Liabilities in excess of other assets—(0.1%)	(113,551)
	Net Assets—100.0%	$116,429,474

*  Non-income producing security.

See Notes to Financial Statements.

38

Schedule of Investments

PowerShares CleantechTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Auto Parts & Equipment—0.8%
36,315	Fuel Systems Solutions, Inc.*	$554,530
54,017	Westport Innovations, Inc. (Canada)*	272,790
		827,320
	Biotechnology—2.8%
44,110	Martek Biosciences Corp.	803,684
34,952	Novozymes A/S, Class B (Denmark)	2,360,248
		3,163,932
	Building Materials—1.6%
231,083	Kingspan Group PLC (Ireland)	1,196,895
28,064	WaterFurnace Renewable Energy, Inc. (Canada)	531,470
		1,728,365
	Chemicals—1.5%
817	Gurit Holding AG (Switzerland)	331,856
79,543	Landec Corp.*	537,710
71,365	Plant Health Care PLC (United Kingdom)*	213,153
66,756	Zoltek Cos., Inc.*	525,370
		1,608,089
	Computers—0.6%
38,348	Telvent GIT S.A. (Spain)	623,922
	Electric—1.1%
35,857	Ormat Technologies, Inc.	1,262,166
	Electrical Components & Equipment—19.1%
37,871	American Superconductor Corp.*	973,285
737,350	China High Speed Transmission Equipment Group Co., Ltd. (China)	1,317,327
460,755	Chloride Group PLC (United Kingdom)	1,111,182
61,339	Energy Conversion Devices, Inc.*	1,127,411
64,512	EnerSys*	1,099,930
189,907	Gamesa Corporacion Tecnologica S.A. (Spain)	3,589,808
31,945	Saft Groupe S.A. (France)*	979,214
41,132	Schneider Electric S.A. (France)	3,134,812
81,619	SunPower Corp., Class A*	2,234,728
105,719	Suntech Power Holdings Co. Ltd. ADR (China)*	1,578,385
64,626	Vestas Wind Systems A/S (Denmark)*	4,201,463
		21,347,545
	Electronics—9.4%
25,894	Badger Meter, Inc.	1,008,830
25,336	Dionex Corp.*	1,596,168
58,200	Horiba Ltd. (Japan)	1,064,676
37,166	Itron, Inc.*	1,709,636
27,618	Roth & Rau AG (Germany)*	659,014
112,600	Trimble Navigation Ltd.*	2,414,144
14,306	Vaisala Oyj, Class A (Finland)	453,442
81,636	Woodward Governor Co.	1,629,455
		10,535,365

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Energy - Alternate Sources—9.2%
13,101,000	Energy Development Corp. (Philippines)	$973,409
18,883	First Solar, Inc.*	3,536,596
172,777	GT Solar International, Inc.*	1,224,989
668,590	Iberdrola Renovables S.A. (Spain)*	2,719,121
132,850	Renewable Energy Corp. A/S (Norway)*	1,198,055
31,749	Solar Millennium AG (Germany)*	645,303
		10,297,473
	Engineering & Construction—5.1%
216,111	ABB Ltd. (Switzerland)	3,065,788
72,752	Arcadis N.V. (Netherlands)	1,073,592
34,688	Grontmij CVA (Netherlands)	764,323
54,174	Insituform Technologies, Inc., Class A*	830,487
		5,734,190
	Environmental Control—10.8%
319,616	Accsys Technologies PLC (United Kingdom)	498,699
57,579	Asahi Holdings, Inc. (Japan)*	798,855
32,123	BWT AG (Austria)	635,946
77,669	Energy Recovery, Inc.*	612,032
42,479	Fuel Tech, Inc.*	556,900
632,000	Hyflux Ltd. (Singapore)	773,805
125,900	Kurita Water Industries Ltd. (Japan)	3,074,155
140,102	Nalco Holding Co.	2,286,465
80,678	Tetra Tech, Inc.*	1,981,452
221,600	Tomra Systems ASA (Norway)	818,144
		12,036,453
	Hand/Machine Tools—2.0%
62,632	Baldor Electric Co.	1,453,062
5,819	Meyer Burger Technology AG (Switzerland)*	799,148
		2,252,210
	Healthcare - Services—0.8%
16,754	Eurofins Scientific (France)	927,865
	Machinery - Diversified—3.5%
34,476	Kadant, Inc.*	425,434
22,689	Lindsay Corp.	882,829
58,013	Roper Industries, Inc.	2,644,813
		3,953,076
	Miscellaneous Manufacturing—15.1%
67,736	CLARCOR, Inc.	2,105,235
76,380	Donaldson Co., Inc.	2,519,776
31,335	ESCO Technologies, Inc.*	1,302,909
443,100	Hansen Transmissions International N.V. (Belgium)*	966,532
118,226	Hexcel Corp.*	1,133,787
100,351	Pall Corp.	2,650,270
55,627	Polypore International, Inc.*	419,428
51,904	Siemens AG (Germany)	3,495,030
48,674	SPX Corp.	2,247,279
		16,840,246

See Notes to Financial Statements.

39

Schedule of Investments (Continued)

PowerShares CleantechTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Office Furnishings—0.8%
144,623	Interface, Inc., Class A	$837,367
	Semiconductors—6.0%
27,683	Centrotherm Photovoltaics AG (Germany)*	1,073,869
88,773	Cree, Inc.*	2,431,492
134,715	MEMC Electronic Materials, Inc.*	2,182,383
46,295	Power Integrations, Inc.	986,084
		6,673,828
	Software—4.9%
82,925	ANSYS, Inc.*	2,290,389
158,640	Autodesk, Inc.*	3,163,281
		5,453,670
	Telecommunications—4.9%
218,960	Corning, Inc.	3,201,195
27,631	RuggedCom, Inc. (Canada)*	605,133
121,100	Tandberg ASA (Norway)	1,700,947
		5,507,275
	Total Common Stocks and Other Equity Interests (Cost $152,126,708)	111,610,357
	Money Market Fund—0.0%
22,463	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $22,463)	22,463
	Total Investments (Cost $152,149,171)—100.0%	111,632,820
	Other assets less liabilities—0.0%	40,698
	Net Assets—100.0%	$111,673,518

ADR American Depositary Receipt.

CVA Dutch Certificate.

*  Non-income producing security.

See Notes to Financial Statements.

40

Schedule of Investments

PowerShares DWA Technical LeadersTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.1%
	Consumer Discretionary—13.4%
10,128	Apollo Group, Inc., Class A*	$637,558
52,771	AutoNation, Inc.*	934,574
3,992	AutoZone, Inc.*	664,229
49,138	Brinker International, Inc.	870,725
16,264	Dollar Tree, Inc.*	688,618
21,119	Family Dollar Stores, Inc.	700,940
7,469	ITT Educational Services, Inc.*	752,651
27,919	John Wiley & Sons, Inc., Class A	946,454
17,256	McDonald's Corp.	919,572
26,366	NIKE, Inc., Class B	1,383,424
75,762	O'Reilly Automotive, Inc.*	2,943,354
17,419	Priceline.com, Inc.*	1,691,211
20,538	Sherwin-Williams (The) Co.	1,163,272
50,435	Staples, Inc.	1,039,970
17,522	VF Corp.	1,038,529
66,621	Yum! Brands, Inc.	2,221,810
		18,596,891
	Consumer Staples—4.1%
95,106	Altria Group, Inc.	1,553,080
23,324	BJ's Wholesale Club, Inc.*	777,622
21,437	Brown-Forman Corp., Class B	996,821
26,610	CVS Caremark Corp.	845,666
26,482	Hormel Foods Corp.	828,622
12,759	PepsiCo, Inc.	634,888
		5,636,699
	Energy—4.8%
53,066	Atwood Oceanics, Inc.*	1,184,433
10,089	Chevron Corp.	666,883
10,679	Exxon Mobil Corp.	711,969
39,344	Noble Energy, Inc.	2,232,772
13,054	SEACOR Holdings, Inc.*	857,909
28,587	Southwestern Energy Co.*	1,025,130
		6,679,096
	Financials—6.2%
2,863	Alleghany Corp.*	726,229
20,461	Commerce Bancshares, Inc.	677,259
24,728	Digital Realty Trust, Inc. REIT	890,455
67,479	First Horizon National Corp.	776,683
58,535	HCC Insurance Holdings, Inc.	1,400,157
13,183	PartnerRe Ltd.	898,949
95,491	People's United Financial, Inc.	1,491,569
33,991	RenaissanceRe Holdings Ltd. (Bermuda)	1,654,003
		8,515,304
	Health Care—12.3%
15,917	Becton Dickinson & Co.	962,660
20,348	C.R. Bard, Inc.	1,457,527
46,597	DENTSPLY International, Inc.	1,333,606
28,818	Edwards Lifesciences Corp.*	1,826,485

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
31,488	Gen-Probe, Inc.*	$1,516,462
94,798	Gilead Sciences, Inc.*	4,341,749
56,095	Henry Schein, Inc.*	2,302,139
11,797	Laboratory Corp. of America Holdings*	756,778
20,166	Medco Health Solutions, Inc.*	878,229
26,225	Thermo Fisher Scientific, Inc.*	919,973
23,864	Vertex Pharmaceuticals, Inc.*	735,488
		17,031,096
	Industrials—23.2%
68,714	AMETEK, Inc.	2,213,278
66,891	C.H. Robinson Worldwide, Inc.	3,555,925
31,527	Copart, Inc.*	989,633
19,948	Danaher Corp.	1,165,761
39,446	Donaldson Co., Inc.	1,301,324
20,448	Dun & Bradstreet (The) Corp.	1,664,467
27,316	Flowserve Corp.	1,854,756
21,527	FTI Consulting, Inc.*	1,181,402
17,753	Goodrich Corp.	786,103
34,838	IDEX Corp.	879,659
41,855	Iron Mountain, Inc.*	1,192,449
30,770	ITT Corp.	1,261,878
43,747	Kirby Corp.*	1,350,032
16,046	Northrop Grumman Corp.	775,824
50,794	PACCAR, Inc.	1,800,139
27,342	Precision Castparts Corp.	2,046,822
36,674	Roper Industries, Inc.	1,671,968
95,428	Stericycle, Inc.*	4,492,749
15,378	United Technologies Corp.	751,062
14,351	W.W. Grainger, Inc.	1,203,762
		32,138,993
	Information Technology—12.2%
40,114	Amphenol Corp., Class A	1,357,458
42,322	Apple, Inc*	5,325,376
21,014	BMC Software, Inc.*	728,555
315,420	Cypress Semiconductor Corp.*	2,501,281
21,636	Dolby Laboratories, Inc., Class A*	868,253
20,757	Factset Research Systems, Inc.	1,112,368
20,551	Fiserv, Inc.*	766,963
6,954	Mastercard, Inc., Class A	1,275,711
36,834	Oracle Corp.	712,370
29,601	Salesforce.com, Inc.*	1,267,219
40,565	Western Digital Corp.*	954,089
		16,869,643
	Materials—11.2%
14,556	Air Products & Chemicals, Inc.	959,240
81,730	Airgas, Inc.	3,524,197
36,264	AptarGroup, Inc.	1,125,272
53,772	Ball Corp.	2,028,280
24,762	Ecolab, Inc.	954,575
30,782	FMC Corp.	1,500,007

See Notes to Financial Statements.

41

Schedule of Investments (Continued)

PowerShares DWA Technical LeadersTM Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
23,927	International Flavors & Fragrances, Inc.	$746,522
22,272	Praxair, Inc.	1,661,714
19,576	Scotts Miracle-Gro (The) Co., Class A	661,082
35,301	Sigma-Aldrich Corp.	1,547,596
35,980	Valspar (The) Corp.	863,520
		15,572,005
	Telecommunication Services—3.6%
156,902	American Tower Corp., Class A*	4,983,208
	Utilities—9.1%
60,785	CMS Energy Corp.	730,636
41,209	Edison International	1,174,869
51,398	Energen Corp.	1,856,496
65,607	EQT Corp.	2,206,363
19,845	FPL Group, Inc.	1,067,463
43,708	PG&E Corp.	1,622,441
21,822	Sempra Energy	1,004,248
60,434	UGI Corp.	1,386,356
20,218	Wisconsin Energy Corp.	807,911
40,307	Xcel Energy, Inc.	743,261
		12,600,044
	Total Common Stocks and Other Equity Interests (Cost $139,871,136)	138,622,979
	Money Market Fund—0.0%
36,585	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $36,585)	36,585
	Total Investments (Cost $139,907,721)—100.1%	138,659,564
	Liabilities in excess of other assets—(0.1%)	(110,667)
	Net Assets—100.0%	$138,548,897

REIT Real Estate Investment Trust.

*  Non-income producing security.

See Notes to Financial Statements.

42

Schedule of Investments

PowerShares Golden Dragon Halter USX China Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.9%
	Bermuda—0.5%
106,969	China Yuchai International Ltd.	$842,916
127,500	Global Sources Ltd.*	567,375
		1,410,291
	Cayman Islands—8.7%
61,740	3SBio, Inc. ADR*	437,119
242,886	Actions Semiconductor Co. Ltd. ADR*	422,622
159,670	China Digital TV Holding Co. Ltd. ADR	1,334,841
91,995	China Medical Technologies, Inc. ADR	1,797,582
298,406	China Nepstar Chain Drugstore Ltd. ADR	1,503,966
124,142	China Techfaith Wireless Communication Technology Ltd. ADR*	194,903
130,958	CNinsure, Inc. ADR*	997,900
228,557	E-House China Holdings Ltd. ADR*	2,831,821
145,184	Longtop Financial Technologies Ltd. ADR*	3,435,054
106,505	New Oriental Education & Technology Group ADR*	5,642,635
109,618	Noah Education Holdings Ltd. ADR	344,201
32,439	Perfect World Co. Ltd. ADR*	589,092
1,280,641	Semiconductor Manufacturing International Corp. ADR*	2,510,056
84,101	Trina Solar Ltd. ADR*	1,189,188
188,036	WuXi PharmaTech Cayman, Inc. ADR*	1,084,968
		24,315,948
	China—71.4%
80,972	51job, Inc. ADR*	648,586
86,836	Acorn International, Inc. ADR*	281,349
109,935	AgFeed Industries, Inc.*	402,362
181,403	Agria Corp. ADR*	321,083
191,513	Airmedia Group, Inc. ADR*	1,075,346
645,891	Aluminum Corp. of China Ltd. ADR	12,420,484
62,255	ATA, Inc. ADR*	305,050
59,374	Baidu, Inc. ADR*	13,828,205
115,520	BMP Sunstone Corp.*	450,528
102,088	Canadian Solar, Inc.*	668,676
150,573	China Architectural Engineering, Inc.*	233,388
139,450	China Eastern Airlines Corp. Ltd. ADR*	2,355,311
62,895	China Finance Online Co. Ltd. ADR*	737,129
214,586	China Life Insurance Co. Ltd. ADR	11,362,329
169,877	China Petroleum and Chemical Corp. ADR	13,182,455
143,211	China Security & Surveillance Technology, Inc.*	970,971
375,990	China Southern Airlines Co. Ltd. ADR*	4,391,563
128,099	China Sunergy Co. Ltd. ADR*	389,421
265,644	China Telecom Corp. Ltd. ADR	13,114,844
55,913	ChinaEdu Corp. ADR*	318,145
190,372	Ctrip.com International Ltd. ADR	5,886,301
36,304	eLong, Inc. ADR*	229,441
371,047	Focus Media Holding Ltd. ADR*	2,337,596
103,707	General Steel Holdings, Inc.*	603,575
650,460	Giant Interactive Group, Inc. ADR	5,385,809

Number of Shares		Value
	Common Stocks (Continued)
405,918	Guangshen Railway Co. Ltd. ADR	$9,072,266
239,007	Gushan Enviromental Energy Ltd. ADR	576,007
102,020	Home Inns & Hotels Management, Inc. ADR*	1,405,836
410,847	Huaneng Power International, Inc. ADR	11,187,364
481,036	JA Solar Holdings Co. Ltd. ADR*	1,688,436
23,523	Jinpan International Ltd.	462,227
101,943	KongZhong Corp. ADR*	642,241
324,084	LDK Solar Co. Ltd. ADR*	2,592,672
68,971	Linktone Ltd. ADR*	100,698
309,160	Mindray Medical International Ltd. ADR	7,055,032
347,983	Netease.com, Inc. ADR*	10,502,127
128,936	PetroChina Co. Ltd. ADR	11,205,828
136,654	Qiao Xing Mobile Communication Co. Ltd.*	379,898
198,800	Shanda Interactive Entertainment Ltd. ADR*	9,508,604
178,361	Simcere Pharmaceutical Group ADR*	1,252,094
159,082	SINA Corp.*	4,455,887
206,294	Sinopec Shanghai Petrochemical Co. Ltd. ADR	7,011,933
123,082	Sinovac Biotech Ltd.*	328,629
154,184	Solarfun Power Holdings Co. Ltd. ADR*	661,449
441,064	Suntech Power Holdings Co. Ltd. ADR*	6,585,086
76,839	The9 Ltd. ADR	719,213
97,130	Tongjitang Chinese Medicines Co. ADR*	362,295
101,288	Vimicro International Corp. ADR*	184,344
205,458	VisionChina Media, Inc. ADR*	1,103,309
294,327	WSP Holdings Ltd. ADR	1,030,145
206,225	Xinyuan Real Estate Co. Ltd. ADR*	973,382
1,409,235	Yanzhou Coal Mining Co. Ltd. ADR	13,486,378
363,664	Yingli Green Energy Holding Co. Ltd. ADR*	2,538,375
50,414	Yucheng Technologies Ltd.*	359,452
		199,331,154
	Hong Kong—12.5%
306,738	CDC Corp., Class A*	361,951
244,186	China Mobile Ltd. ADR	10,539,068
49,723	China Natural Resources, Inc.*	466,402
1,022,560	China Unicom Ltd. ADR	11,831,019
102,654	CNOOC Ltd. ADR	11,430,523
128,603	Nam Tai Electronics, Inc.	532,416
		35,161,379
	United States—6.8%
157,240	Advanced Battery Technologies, Inc.*	432,410
48,571	American Dairy, Inc.*	767,908
93,712	A-Power Energy Generation Systems Ltd.*	773,124
124,599	AsiaInfo Holdings, Inc.*	2,087,033
77,450	China Automotive Systems, Inc.*	375,633
165,560	China BAK Battery, Inc.*	352,643
79,044	China Fire & Security Group, Inc.*	870,274

See Notes to Financial Statements.

43

Schedule of Investments (Continued)

PowerShares Golden Dragon Halter USX China Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
135,660	China Information Security Technology, Inc.*	$412,406
133,650	China Precision Steel, Inc.*	208,494
46,788	China Sky One Medical, Inc.*	660,179
102,321	ChinaCast Education Corp.*	454,817
41,955	Chindex International, Inc.*	343,611
100,945	Cogo Group, Inc.*	825,730
78,945	Fushi Copperweld, Inc.*	401,041
63,162	Fuqi International, Inc.*	396,657
63,446	Harbin Electric, Inc.*	506,299
126,129	HLS Systems International Ltd.*	542,355
155,576	Shengda Tech, Inc.*	563,185
109,209	Sohu.com, Inc.*	5,695,249
108,945	Sutor Technology Group Ltd.*	245,126
204,754	Tiens Biotech Group USA, Inc.*	429,983
363,292	UTStarcom, Inc.*	425,052
77,384	Wonder Auto Technology, Inc.*	520,794
79,005	Zhongpin, Inc.*	691,294
		18,981,297
	Total Common Stocks (Cost $462,626,621)	279,200,069
	Money Market Fund—0.0%
47,639	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $47,639)	47,639
	Total Investments (Cost $462,674,260)—99.9%	279,247,708
	Other assets less liabilities—0.1%	242,584
	Net Assets—100.0%	$279,490,292

ADR American Depositary Receipt.

*  Non-income producing security.

See Notes to Financial Statements.

44

Schedule of Investments

PowerShares Listed Private Equity Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Banks—3.9%
114,655	SVB Financial Group*	$2,380,238
	Commercial Services—1.6%
394,832	Macquarie Infrastructure Co. LLC	979,183
	Diversified Financial Services—11.5%
46,266	Affiliated Managers Group, Inc.*	2,630,222
104,093	Evercore Partners, Inc., Class A	1,965,276
30,654	Greenhill & Co., Inc.	2,376,605
		6,972,103
	Electric—4.6%
125,370	Otter Tail Corp.	2,780,707
	Holding Companies - Diversified—15.8%
247,224	Compass Diversified Holdings	2,210,183
345,921	Leucadia National Corp.*	7,343,902
		9,554,085
	Internet—3.9%
313,168	Internet Capital Group, Inc.*	1,700,502
746,238	Safeguard Scientifics, Inc.*	679,077
		2,379,579
	Investment Companies—54.3%
1,419,470	Allied Capital Corp.	3,491,895
1,047,678	American Capital Ltd.	3,237,324
530,841	Apollo Investment Corp.	2,548,037
450,348	Ares Capital Corp.	2,643,543
342,120	BlackRock Kelso Capital Corp.	1,994,560
29,639	Capital Southwest Corp.	2,304,729
176,623	Fifth Street Finance Corp.	1,324,673
186,292	Gladstone Capital Corp.	1,250,019
164,007	Gladstone Investment Corp.	596,985
184,253	Harris & Harris Group, Inc.*	891,785
292,229	Hercules Technology Growth Capital, Inc.	1,756,296
88,250	Kayne Anderson Energy Development Co.	962,808
170,113	Kohlberg Capital Corp.	605,602
586,663	MCG Capital Corp.	1,032,527
203,886	MVC Capital, Inc.	1,745,264
215,498	NGP Capital Resources Co.	1,512,796
155,034	PennantPark Investment Corp.	851,137
249,001	Prospect Capital Corp.	2,258,439
224,771	TICC Capital Corp.	892,341
58,117	Tortoise Capital Resources Corp.	348,121
87,448	UTEK Corp.*	568,412
		32,817,293

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Water—4.4%
87,439	Pico Holdings, Inc.*	$2,623,170
	Total Common Stocks and Other Equity Interests (Cost $76,355,334)	60,486,358
	Money Market Fund—2.2%
1,333,551	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $1,333,551)	1,333,551
	Total Investments (Cost $77,688,885)—102.2%	61,819,909
	Liabilities in excess of other assets—(2.2%)	(1,343,978)
	Net Assets—100.0%	$60,475,931

*  Non-income producing security.

See Notes to Financial Statements.

45

Schedule of Investments

PowerShares Lux Nanotech Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.2%
	Auto Manufacturers—3.9%
19,411	Toyota Motor Corp. ADR (Japan)	$1,536,575
	Biotechnology—4.2%
470,375	Nanosphere, Inc.*	1,646,313
	Chemicals—18.6%
21,742	Air Products & Chemicals, Inc.	1,432,798
55,452	E.I. du Pont de Nemours & Co.	1,547,111
678,650	ShengdaTech, Inc.*	2,456,712
396,351	Symyx Technologies, Inc.*	1,918,338
		7,354,959
	Commercial Services—7.0%
2,368,055	Altair Nanotechnologies, Inc.*	2,746,944
	Computers—7.0%
39,216	Hewlett-Packard Co.	1,410,991
13,180	International Business Machines Corp.	1,360,308
		2,771,299
	Electrical Components & Equipment—4.7%
311,469	Ener1, Inc.*	1,834,552
	Electronics—13.0%
149,796	FEI Co.*	2,573,495
67,108	NVE Corp.*	2,552,788
		5,126,283
	Energy - Alternate Sources—4.0%
627,611	Headwaters, Inc.*	1,581,580
	Investment Companies—4.5%
370,484	Harris & Harris Group, Inc.*	1,793,143
	Miscellaneous Manufacturing—7.6%
25,512	3M Co.	1,469,491
119,450	General Electric Co.	1,511,043
		2,980,534
	Pharmaceuticals—10.2%
309,162	Elan Corp. PLC ADR (Ireland)*	1,827,147
375,374	Flamel Technologies S.A. ADR (France)*	2,214,707
		4,041,854
	Semiconductors—9.2%
82,302	Intel Corp.	1,298,726
324,013	Veeco Instruments, Inc.*	2,345,854
		3,644,580

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Software—6.3%
556,493	Accelrys, Inc.*	$2,504,219
	Total Investments (Cost $62,715,780)—100.2%	39,562,835
	Liabilities in excess of other assets—(0.2%)	(78,884)
	Net Assets—100.0%	$39,483,951

ADR American Depositary Receipt.

*  Non-income producing security.

See Notes to Financial Statements.

46

Schedule of Investments

PowerShares NASDAQ-100 BuyWrite Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests(<)—104.8%
	Airlines—0.3%
537	Ryanair Holdings PLC ADR (Ireland)*	$14,687
	Auto Manufacturers—1.2%
1,880	PACCAR, Inc.	66,627
	Beverages—0.3%
414	Hansen Natural Corp.*	16,875
	Biotechnology—11.2%
2,228	Amgen, Inc.*	107,991
1,493	Biogen Idec, Inc.*	72,172
2,105	Celgene Corp.*	89,926
1,572	Genzyme Corp.*	83,835
4,147	Gilead Sciences, Inc.*	189,932
549	Illumina, Inc.*	20,505
813	Life Technologies Corp.*	30,325
833	Vertex Pharmaceuticals, Inc.*	25,673
		620,359
	Chemicals—0.4%
542	Sigma-Aldrich Corp.	23,761
	Commercial Services—2.9%
746	Apollo Group, Inc., Class A*	46,961
1,649	Automatic Data Processing, Inc.	58,045
1,582	Paychex, Inc.	42,730
530	Pharmaceutical Product Development, Inc.	10,393
		158,129
	Computers—19.2%
5,741	Apple, Inc.*	722,389
1,314	Cognizant Technology Solutions Corp., Class A*	32,574
3,307	Dell, Inc.*	38,427
518	Infosys Technologies Ltd. ADR (India)	15,960
806	Logitech International S.A. (Switzerland)*	10,736
1,598	NetApp, Inc.*	29,243
2,617	Research In Motion Ltd. (Canada)*	181,882
2,264	Seagate Technology (Cayman Islands)	18,474
1,497	Sun Microsystems, Inc.*	13,713
		1,063,398
	Distribution/Wholesale—0.5%
656	Fastenal Co.	25,164
	Electronics—1.0%
4,060	Flextronics International Ltd. (Singapore)*	15,753
686	FLIR Systems, Inc.*	15,215
860	Garmin Ltd.	21,664
		52,632
	Energy - Alternate Sources—1.1%
330	First Solar, Inc.*	61,806

Number of Shares		Value
	Common Stocks and Other Equity Interests(<) (Continued)
	Engineering & Construction—0.2%
611	Foster Wheeler AG (Switzerland)*(>)	$13,155
	Environmental Control—0.4%
414	Stericycle, Inc.*	19,491
	Healthcare - Products—1.7%
659	DENTSPLY International, Inc.	18,861
411	Henry Schein, Inc.*	16,867
1,245	Hologic, Inc.*	18,501
181	Intuitive Surgical, Inc.*	26,015
540	Patterson Cos., Inc.*	11,048
		91,292
	Internet—12.0%
755	Akamai Technologies, Inc.*	16,625
1,316	Amazon.com, Inc.*	105,964
122	Baidu, Inc. ADR (China)*	28,414
4,423	eBay, Inc.*	72,847
1,307	Expedia, Inc.*	17,788
675	Google, Inc., Class A*	267,279
677	IAC/InterActiveCorp*	10,846
2,515	Liberty Media Corp. - Interactive, Class A*	13,330
3,967	Symantec Corp.*	68,431
839	VeriSign, Inc.*	17,267
3,098	Yahoo!, Inc.*	44,270
		663,061
	Iron/Steel—0.2%
867	Steel Dynamics, Inc.	10,794
	Lodging—0.4%
620	Wynn Resorts Ltd.*	24,323
	Machinery - Construction & Mining—0.2%
464	Joy Global, Inc.	11,832
	Media—4.8%
6,671	Comcast Corp., Class A	103,133
3,424	DIRECTV Group (The), Inc.*	84,676
998	DISH Network Corp., Class A*	13,224
662	Liberty Global, Inc., Series A*	10,916
6,559	News Corp., Class A	54,177
		266,126
	Pharmaceuticals—4.4%
309	Cephalon, Inc.*	20,273
1,022	Express Scripts, Inc.*	65,377
3,310	Teva Pharmaceutical Industries Ltd. ADR (Israel)	145,277
1,157	Warner Chilcott Ltd., Class A*	11,327
		242,254

See Notes to Financial Statements.

47

Schedule of Investments (Continued)

PowerShares NASDAQ-100 BuyWrite Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests(<) (Continued)
	Retail—5.7%
1,614	Bed Bath & Beyond, Inc.*	$49,098
1,055	Costco Wholesale Corp.	51,273
621	O'Reilly Automotive, Inc.*	24,126
605	Ross Stores, Inc.	22,954
590	Sears Holdings Corp.*	36,857
2,215	Staples, Inc.	45,673
4,720	Starbucks Corp.*	68,251
767	Urban Outfitters, Inc.*	14,949
		313,181
	Semiconductors—8.2%
1,907	Altera Corp.	31,103
3,178	Applied Materials, Inc.	38,803
1,797	Broadcom Corp., Class A*	41,672
9,002	Intel Corp.	142,051
951	KLA-Tencor Corp.	26,381
599	Lam Research Corp.*	16,700
1,370	Linear Technology Corp.	29,839
2,705	Marvell Technology Group Ltd. (Bermuda)*	29,701
1,383	Maxim Integrated Products, Inc.	18,740
699	Microchip Technology, Inc.	16,077
2,438	NVIDIA Corp.*	27,988
1,681	Xilinx, Inc.	34,360
		453,415
	Software—14.8%
5,395	Activision Blizzard, Inc.*	58,104
2,375	Adobe Systems, Inc.*	64,956
1,089	Autodesk, Inc.*	21,715
2,303	CA, Inc.	39,727
959	Check Point Software Technologies (Israel)*	22,220
989	Citrix Systems, Inc.*	28,216
1,499	Electronic Arts, Inc.*	30,505
902	Fiserv, Inc.*	33,663
1,871	Intuit, Inc.*	43,276
14,143	Microsoft Corp.	286,536
9,725	Oracle Corp.	188,082
		817,000
	Telecommunications—11.7%
9,639	Cisco Systems, Inc.*	186,225
1,586	Juniper Networks, Inc.*	34,337
483	Millicom International Cellular S.A. (Luxembourg)	23,406
744	NII Holdings, Inc.*	12,023
9,195	QUALCOMM, Inc.	389,133
		645,124
	Textiles—0.4%
848	Cintas Corp.	21,760

Number of Shares		Value
	Common Stocks and Other Equity Interests(<) (Continued)
	Transportation—1.6%
777	C.H. Robinson Worldwide, Inc.	$41,305
963	Expeditors International of Washington, Inc.	33,426
582	J.B. Hunt Transport Services, Inc.	16,366
		91,097
	Total Common Stocks and Other Equity Interests (Cost $5,681,373)	5,787,343
	Money Market Fund—0.0%
2,849	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $2,849)	2,849
	Total Investments (Cost $5,684,222)—104.8%	5,790,192
	Liabilities in excess of other assets—(4.8%)	(265,711)
	Net Assets—100.0%	$5,524,481

ADR American Depositary Receipt.

*  Non-income producing security.

(<)  Except as otherwise noted, a portion of all securities in the portfolio are subject to call options written. See Note 2H.

(>)  Security not subject to call options written.

See Notes to Financial Statements.

48

Schedule of Investments

PowerShares S&P 500 BuyWrite Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests(<)—103.1%
	Consumer Discretionary—9.8%
994	Abercrombie & Fitch Co., Class A	$26,898
3,675	Amazon.com, Inc.*	295,911
1,228	Apollo Group, Inc., Class A*	77,303
1,232	AutoNation, Inc.*	21,819
434	AutoZone, Inc.*	72,213
2,972	Bed Bath & Beyond, Inc.*	90,408
3,878	Best Buy Co., Inc.	148,838
936	Big Lots, Inc.*	25,871
691	Black & Decker (The) Corp.	27,847
5,013	Carnival Corp.	134,749
7,771	CBS Corp., Class B	54,708
1,420	Centex Corp.	15,535
3,670	Coach, Inc.*	89,915
32,965	Comcast Corp., Class A	509,639
3,151	D.R. Horton, Inc.	41,121
1,565	Darden Restaurants, Inc.	57,858
6,055	DIRECTV Group (The), Inc.*	149,740
3,069	Eastman Kodak Co.	9,360
2,401	Expedia, Inc.*	32,678
1,604	Family Dollar Stores, Inc.	53,237
32,773	Ford Motor Co.*	195,983
1,717	Fortune Brands, Inc.	67,495
1,875	GameStop Corp., Class A*	56,550
2,618	Gannett Co., Inc.	10,236
5,338	Gap (The), Inc.	82,953
6,983	General Motors Corp.	13,407
1,825	Genuine Parts Co.	61,977
2,758	Goodyear Tire & Rubber (The) Co.*	30,310
3,887	H&R Block, Inc.	58,849
2,671	Harley-Davidson, Inc.	59,189
670	Harman International Industries, Inc.	12,187
1,414	Hasbro, Inc.	37,697
19,405	Home Depot (The), Inc.	510,740
3,385	International Game Technology	41,805
5,449	Interpublic Group of Cos., Inc.*	34,111
2,543	J. C. Penney Co., Inc.	78,045
6,797	Johnson Controls, Inc.	129,211
861	KB Home	15,558
3,484	Kohl's Corp.*	157,999
1,799	Leggett & Platt, Inc.	25,834
1,614	Lennar Corp., Class A	15,720
16,770	Lowe's Cos., Inc.	360,555
3,092	Limited Brands, Inc.	35,311
4,816	Macy's, Inc.	65,883
3,364	Marriott International, Inc., Class A	79,256
4,107	Mattel, Inc.	61,441
12,740	McDonald's Corp.	678,914
3,598	McGraw-Hill (The) Cos., Inc.	108,480
408	Meredith Corp.	10,233
1,333	New York Times (The) Co., Class A	7,172

Number of Shares		Value
	Common Stocks and Other Equity Interests(<) (Continued)
3,173	Newell Rubbermaid, Inc.	$33,158
26,319	News Corp., Class A	217,395
4,435	NIKE, Inc., Class B	232,704
1,824	Nordstrom, Inc.	41,277
3,352	Office Depot, Inc.*	8,682
3,560	Omnicom Group, Inc.	112,033
1,546	O'Reilly Automotive, Inc.*	60,062
651	Polo Ralph Lauren Corp.	35,050
2,458	Pulte Homes, Inc.	28,292
1,430	RadioShack Corp.	20,134
1,036	Scripps Networks Interactive, Inc., Class A	28,428
629	Sears Holdings Corp.*	39,294
1,131	Sherwin-Williams (The) Co.	64,060
655	Snap-On, Inc.	22,218
901	Stanley Works (The)	34,265
8,165	Staples, Inc.	168,362
8,408	Starbucks Corp.*	121,580
2,083	Starwood Hotels & Resorts Worldwide, Inc.	43,451
8,611	Target Corp.	355,290
1,412	Tiffany & Co.	40,863
4,032	Time Warner Cable, Inc.	129,951
13,688	Time Warner, Inc.	298,809
4,767	TJX Cos., Inc.	133,333
1,009	VF Corp.	59,803
6,935	Viacom, Inc., Class B*	133,429
21,241	Walt Disney (The) Co.	465,178
73	Washington Post (The) Co., Class B	30,557
838	Whirlpool Corp.	37,844
2,034	Wyndham Worldwide Corp.	23,757
765	Wynn Resorts Ltd.*	30,011
5,261	Yum! Brands, Inc.	175,454
		8,263,473
	Consumer Staples—12.4%
23,643	Altria Group, Inc.	386,090
7,346	Archer-Daniels-Midland Co.	180,859
4,876	Avon Products, Inc.	110,978
1,126	Brown-Forman Corp., Class B	52,359
2,343	Campbell Soup Co.	60,262
1,592	Clorox (The) Co.	89,232
22,778	Coca-Cola (The) Co.	980,593
3,626	Coca-Cola Enterprises, Inc.	61,860
5,733	Colgate-Palmolive Co.	338,247
5,113	ConAgra Foods, Inc.	90,500
2,232	Constellation Brands, Inc., Class A*	25,869
4,961	Costco Wholesale Corp.	241,105
16,658	CVS Caremark Corp.	529,391
1,765	Dean Foods Co.*	36,536
2,908	DR Pepper Snapple Group, Inc.*	60,225
1,325	Estee Lauder (The) Cos., Inc., Class A	39,618
3,754	General Mills, Inc.	190,290

See Notes to Financial Statements.

49

Schedule of Investments (Continued)

PowerShares S&P 500 BuyWrite Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests(<) (Continued)
3,601	H.J. Heinz Co.	$123,946
1,892	Hershey (The) Co.	68,377
796	Hormel Foods Corp. (>)	24,907
1,357	J.M. Smucker (The) Co.	53,466
2,886	Kellogg Co.	121,529
4,733	Kimberly-Clark Corp.	232,580
16,819	Kraft Foods, Inc., Class A	393,565
7,463	Kroger (The) Co.	161,350
1,924	Lorillard, Inc.	121,462
1,489	McCormick & Co., Inc.	43,851
1,713	Molson Coors Brewing Co., Class B	65,522
1,552	Pepsi Bottling Group (The), Inc.	48,531
17,811	PepsiCo, Inc.	886,275
22,932	Philip Morris International, Inc.	830,138
33,539	Procter & Gamble (The) Co.	1,658,167
1,937	Reynolds American, Inc.	73,567
4,911	Safeway, Inc.	96,992
7,959	Sara Lee Corp.	66,219
2,428	SUPERVALU, Inc.	39,698
6,740	Sysco Corp.	157,244
3,461	Tyson Foods, Inc., Class A	36,479
11,295	Walgreen Co.	355,002
25,589	Wal-Mart Stores, Inc.	1,289,685
1,611	Whole Foods Market, Inc.	33,396
		10,455,962
	Energy—12.9%
5,260	Anadarko Petroleum Corp.	226,496
3,829	Apache Corp.	278,981
3,532	Baker Hughes, Inc.	125,669
3,339	BJ Services Co.	46,379
1,181	Cabot Oil & Gas Corp.	35,654
2,480	Cameron International Corp.*	63,438
6,432	Chesapeake Energy Corp.	126,775
22,940	Chevron Corp.	1,516,333
16,940	ConocoPhillips	694,540
2,067	CONSOL Energy, Inc.	64,656
2,845	Denbury Resources, Inc.*	46,317
5,077	Devon Energy Corp.	263,242
792	Diamond Offshore Drilling, Inc.	57,349
7,991	El Paso Corp.	55,138
1,621	ENSCO International, Inc.	45,842
2,853	EOG Resources, Inc.	181,108
56,555	Exxon Mobil Corp.	3,770,521
10,267	Halliburton Co.	207,599
3,244	Hess Corp.	177,739
8,094	Marathon Oil Corp.	240,392
982	Massey Energy Co.	15,624
2,187	Murphy Oil Corp.	104,342
3,242	Nabors Industries Ltd. (Bermuda)*	49,311
4,772	National Oilwell Varco, Inc.*	144,496

Number of Shares		Value
	Common Stocks and Other Equity Interests(<) (Continued)
1,981	Noble Energy, Inc.	$112,422
9,275	Occidental Petroleum Corp.	522,090
3,057	Peabody Energy Corp.	80,674
1,319	Pioneer Natural Resources Co.	30,495
1,790	Range Resources Corp.	71,546
1,293	Rowan Cos., Inc.	20,184
13,689	Schlumberger Ltd.	670,624
2,512	Smith International, Inc.	64,935
3,932	Southwestern Energy Co.*	141,002
7,366	Spectra Energy Corp.	106,807
1,336	Sunoco, Inc.	35,417
1,584	Tesoro Corp.	24,156
5,910	Valero Energy Corp.	117,254
6,630	Williams (The) Cos., Inc.	93,483
6,636	XTO Energy, Inc.	230,004
		10,859,034
	Financials—12.6%
5,354	Aflac, Inc.	154,677
6,133	Allstate (The) Corp.	143,083
13,404	American Express Co.	338,049
30,790	American International Group, Inc.	42,490
2,506	Ameriprise Financial, Inc.	66,033
3,132	Aon Corp.	132,170
1,342	Apartment Investment & Management Co., Class A REIT	9,797
1,349	Assurant, Inc.	32,970
913	AvalonBay Communities, Inc. REIT	51,868
73,254	Bank of America Corp.	654,158
13,149	Bank of New York Mellon (The) Corp.	335,037
6,404	BB&T Corp.	149,469
1,387	Boston Properties, Inc. REIT	68,546
4,488	Capital One Financial Corp.	75,129
2,571	CB Richard Ellis Group, Inc., Class A*	19,283
10,724	Charles Schwab (The) Corp.	198,180
4,032	Chubb (The) Corp.	157,046
1,857	Cincinnati Financial Corp.	44,475
4,446	CIT Group, Inc.	9,870
62,668	Citigroup, Inc.	191,137
758	CME Group, Inc.	167,783
1,731	Comerica, Inc.	36,316
5,508	Discover Financial Services	44,780
6,550	E*TRADE Financial Corp.*	9,367
3,122	Equity Residential REIT	71,463
1,020	Federated Investors, Inc., Class B	23,338
6,605	Fifth Third Bancorp	27,081
2,418	First Horizon National Corp.	27,831
1,734	Franklin Resources, Inc.	104,872
4,960	Genworth Financial, Inc., Class A	11,706
5,748	Goldman Sachs Group, (The) Inc.	738,618
3,718	Hartford Financial Services Group (The), Inc.	42,645

See Notes to Financial Statements.

50

Schedule of Investments (Continued)

PowerShares S&P 500 BuyWrite Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests(<) (Continued)
2,902	HCP, Inc. REIT	$63,699
1,271	Health Care, Inc. REIT	43,303
6,831	Host Hotels & Resorts, Inc. REIT	52,530
5,974	Hudson City Bancorp, Inc.	75,033
4,193	Huntington Bancshares, Inc.	11,698
834	IntercontinentalExchange, Inc.*	73,058
4,333	Invesco Ltd.(~)	63,782
1,807	Janus Capital Group, Inc.	18,124
43,007	JPMorgan Chase & Co.	1,419,232
5,661	Keycorp	34,815
3,572	Kimco Realty Corp. REIT	42,935
1,635	Legg Mason, Inc.	32,814
2,076	Leucadia National Corp.*	44,073
2,931	Lincoln National Corp.	32,944
4,134	Loews Corp.	102,895
886	M&T Bank Corp.	46,471
5,892	Marsh & McLennan Cos., Inc.	124,262
3,039	Marshall & Ilsley Corp.	17,565
1,957	MBIA, Inc.*	9,257
9,363	MetLife, Inc.	278,549
2,184	Moody's Corp.	64,472
12,299	Morgan Stanley	290,748
1,569	NASDAQ OMX (The) Group, Inc.*	30,172
2,729	Northern Trust Corp.	148,348
2,962	NYSE Euronext	68,630
3,985	People's United Financial, Inc.	62,246
1,889	Plum Creek Timber Co., Inc. REIT	65,208
4,898	PNC Financial Services Group, Inc.	194,451
2,969	Principal Financial Group, Inc.	48,513
7,748	Progressive (The) Corp.*	118,389
4,802	ProLogis REIT	43,746
4,853	Prudential Financial, Inc.	140,155
1,434	Public Storage REIT	95,877
7,946	Regions Financial Corp.	35,678
2,882	Simon Property Group, Inc. REIT	148,711
5,353	SLM Corp.*	25,855
4,943	State Street Corp.	168,705
4,082	SunTrust Banks, Inc.	58,944
2,931	T. Rowe Price Group, Inc.	112,902
969	Torchmark Corp.	28,421
6,698	Travelers (The) Cos., Inc.	275,556
20,082	U.S. Bancorp	365,894
3,790	Unum Group	61,929
1,789	Ventas, Inc. REIT(>)	51,237
1,787	Vornado Realty Trust REIT	87,366
48,494	Wells Fargo & Co.	970,366
3,913	XL Capital Ltd., Class A	37,213
1,315	Zions Bancorp	14,373
		10,580,411

Number of Shares		Value
	Common Stocks and Other Equity Interests(<) (Continued)
	Health Care—14.2%
17,682	Abbott Laboratories	$739,991
5,191	Aetna, Inc.	114,254
3,522	Allergan, Inc.	164,337
1,745	AmerisourceBergen Corp.	58,702
11,829	Amgen, Inc.*	573,352
7,028	Baxter International, Inc.	340,858
2,745	Becton Dickinson & Co.	166,018
3,401	Biogen Idec, Inc.*	164,404
17,194	Boston Scientific Corp.*	144,602
22,654	Bristol-Myers Squibb Co.	434,957
1,135	C.R. Bard, Inc.	81,300
4,124	Cardinal Health, Inc.	139,350
5,254	Celgene Corp.*	224,451
791	Cephalon, Inc.*	51,898
3,098	CIGNA Corp.	61,062
1,700	Coventry Health Care, Inc.*	27,047
5,768	Covidien Ltd.	190,229
1,187	DaVita, Inc.*	55,041
1,705	DENTSPLY International, Inc.	48,797
11,572	Eli Lilly & Co.	380,950
2,835	Express Scripts, Inc.*	181,355
3,451	Forest Laboratories, Inc.*	74,852
3,103	Genzyme Corp.*	165,483
10,427	Gilead Sciences, Inc.*	477,557
1,827	Hospira, Inc.*	60,053
1,935	Humana, Inc.*	55,689
2,081	IMS Health, Inc.	26,137
452	Intuitive Surgical, Inc.*	64,966
31,649	Johnson & Johnson	1,657,141
2,819	King Pharmaceuticals, Inc.*	22,214
1,238	Laboratory Corp. of America Holdings*	79,418
1,993	Life Technologies Corp.*	74,339
3,136	McKesson Corp.	116,032
5,620	Medco Health Solutions, Inc.*	244,751
12,794	Medtronic, Inc.	409,408
24,117	Merck & Co., Inc.	584,596
636	Millipore Corp.*	37,588
3,484	Mylan, Inc.*	46,163
1,045	Patterson Cos., Inc.*	21,381
1,327	PerkinElmer, Inc.	19,334
77,189	Pfizer, Inc.	1,031,244
1,765	Quest Diagnostics, Inc.	90,597
18,611	Schering-Plough Corp.	428,425
3,957	St. Jude Medical, Inc.*	132,639
2,720	Stryker Corp.	105,291
5,071	Tenet Healthcare Corp.*	11,410
4,783	Thermo Fisher Scientific, Inc.*	167,788
13,910	UnitedHealth Group, Inc.	327,163
1,420	Varian Medical Systems, Inc.*	47,385
1,112	Waters Corp.*	49,117

See Notes to Financial Statements.

51

Schedule of Investments (Continued)

PowerShares S&P 500 BuyWrite Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests(<) (Continued)
1,197	Watson Pharmaceuticals, Inc.*	$37,035
5,702	WellPoint, Inc.*	243,818
15,233	Wyeth	645,879
2,551	Zimmer Holdings, Inc.*	112,218
		12,010,066
	Industrials—10.8%
7,944	3M Co.	457,575
1,289	Avery Dennison Corp.	37,046
8,311	Boeing (The) Co.	332,856
3,188	Burlington Northern Santa Fe Corp.	215,126
1,944	C.H. Robinson Worldwide, Inc.	103,343
6,888	Caterpillar, Inc.	245,075
1,507	Cintas Corp.	38,670
1,911	Cooper Industries Ltd., Class A	62,662
4,571	CSX Corp.	135,256
2,304	Cummins, Inc.	78,336
2,916	Danaher Corp.	170,411
4,835	Deere & Co.	199,492
2,132	Dover Corp.	65,623
608	Dun & Bradstreet (The) Corp.	49,491
1,894	Eaton Corp.	82,957
8,641	Emerson Electric Co.	294,140
1,449	Equifax, Inc.	42,253
2,424	Expeditors International of Washington, Inc.	84,137
1,477	Fastenal Co.	56,658
3,564	FedEx Corp.	199,441
643	Flowserve Corp.	43,660
2,080	Fluor Corp.	78,770
4,419	General Dynamics Corp.	228,330
120,856	General Electric Co.	1,528,829
1,412	Goodrich Corp.	62,523
8,416	Honeywell International, Inc.	262,663
4,395	Illinois Tool Works, Inc.	144,156
3,649	Ingersoll-Rand Co. Ltd., Class A	79,439
2,054	Iron Mountain, Inc.*	58,518
2,084	ITT Corp.	85,465
1,412	Jacobs Engineering Group, Inc.*	53,712
1,360	L-3 Communications Holdings, Inc.	103,564
3,801	Lockheed Martin Corp.	298,493
1,591	Manitowoc (The) Co., Inc.	9,466
4,112	Masco Corp.	36,432
1,460	Monster Worldwide, Inc.*	20,148
4,197	Norfolk Southern Corp.	149,749
3,744	Northrop Grumman Corp.	181,022
4,148	PACCAR, Inc.	147,005
1,353	Pall Corp.	35,733
1,841	Parker Hannifin Corp.	83,489
2,363	Pitney Bowes, Inc.	57,988
1,605	Precision Castparts Corp.	120,150
2,348	R.R. Donnelley & Sons Co.	27,354

Number of Shares		Value
	Common Stocks and Other Equity Interests(<) (Continued)
4,583	Raytheon Co.	$207,289
3,683	Republic Services, Inc.	77,343
1,733	Robert Half International, Inc.	41,627
1,621	Rockwell Automation, Inc.	51,207
1,807	Rockwell Collins, Inc.	69,298
639	Ryder System, Inc.	17,694
8,467	Southwest Airlines Co.	59,100
979	Stericycle, Inc.*	46,091
3,017	Textron, Inc.	32,372
5,758	Union Pacific Corp.	282,948
11,395	United Parcel Service, Inc., Class B	596,415
10,781	United Technologies Corp.	526,545
730	W.W. Grainger, Inc.	61,232
5,626	Waste Management, Inc.	150,045
		9,066,412
	Information Technology—19.0%
5,997	Adobe Systems, Inc.*	164,018
6,403	Advanced Micro Devices, Inc.*	23,115
1,119	Affiliated Computer Services, Inc., Class A*	54,137
4,027	Agilent Technologies, Inc.*	73,533
1,948	Akamai Technologies, Inc.*	42,895
3,356	Altera Corp.	54,736
1,957	Amphenol Corp., Class A	66,225
3,337	Analog Devices, Inc.	71,011
10,195	Apple, Inc.*	1,282,836
15,213	Applied Materials, Inc.	185,751
2,589	Autodesk, Inc.*	51,625
5,782	Automatic Data Processing, Inc.	203,526
2,113	BMC Software, Inc.*	73,258
4,873	Broadcom Corp., Class A*	113,005
4,513	CA, Inc.	77,849
1,034	Ciena Corp.*	12,356
66,798	Cisco Systems, Inc.*	1,290,536
2,061	Citrix Systems, Inc.*	58,800
3,335	Cognizant Technology Solutions Corp., Class A*	82,675
1,735	Computer Sciences Corp.*	64,126
2,820	Compuware Corp.*	21,094
1,400	Convergys Corp.*	14,154
17,794	Corning, Inc.	260,148
19,801	Dell, Inc.*	230,088
12,333	eBay, Inc.*	203,125
3,681	Electronic Arts, Inc.*	74,908
23,022	EMC Corp.*	288,466
2,181	Fidelity National Information Services, Inc.	38,931
1,787	Fiserv, Inc.*	66,691
1,725	FLIR Systems, Inc.*	38,261
2,744	Google, Inc., Class A*	1,086,541
1,528	Harris Corp.	46,726
27,423	Hewlett-Packard Co.	986,680

See Notes to Financial Statements.

52

Schedule of Investments (Continued)

PowerShares S&P 500 BuyWrite Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests(<) (Continued)
63,654	Intel Corp.	$1,004,460
15,354	International Business Machines Corp.	1,584,685
3,672	Intuit, Inc.*	84,933
2,447	Jabil Circuit, Inc.	19,821
2,465	JDS Uniphase Corp.*	11,364
5,972	Juniper Networks, Inc.*	129,294
1,939	KLA-Tencor Corp.	53,788
886	Lexmark International, Inc., Class A*	17,383
2,538	Linear Technology Corp.	55,278
7,413	LSI Corp.*	28,466
832	Mastercard, Inc., Class A	152,630
1,761	McAfee, Inc.*	66,108
2,560	MEMC Electronic Materials, Inc.*	41,472
2,088	Microchip Technology, Inc.	48,024
9,427	Micron Technology, Inc.*	46,004
87,502	Microsoft Corp.	1,772,790
1,586	Molex, Inc.	26,439
26,052	Motorola, Inc.	144,068
2,236	National Semiconductor Corp.	27,659
3,784	NetApp, Inc.*	69,247
3,942	Novell, Inc.*	14,822
1,112	Novellus Systems, Inc.*	20,083
6,147	NVIDIA Corp.*	70,568
43,885	Oracle Corp.	848,736
3,671	Paychex, Inc.	99,154
1,387	QLogic Corp.*	19,668
18,879	QUALCOMM, Inc.	798,959
1,211	Salesforce.com, Inc.*	51,843
2,587	SanDisk Corp.*	40,668
8,519	Sun Microsystems, Inc.*	78,034
9,393	Symantec Corp.*	162,029
4,531	Tellabs, Inc.*	23,742
1,983	Teradata Corp.*	33,156
1,978	Teradyne, Inc.*	11,749
14,613	Texas Instruments, Inc.	263,911
2,258	Total System Services, Inc.	28,157
5,243	Tyco Electronics Ltd. (Bermuda)	91,438
2,200	VeriSign, Inc.*	45,276
8,128	Western Union (The) Co.	136,144
9,899	Xerox Corp.	60,483
3,140	Xilinx, Inc.	64,182
15,959	Yahoo!, Inc.*	228,054
		15,976,595
	Materials—3.5%
2,399	Air Products & Chemicals, Inc.	158,094
1,273	AK Steel Holding Corp.	16,562
10,872	Alcoa, Inc.	98,609
1,117	Allegheny Technologies, Inc.	36,559
1,076	Ball Corp.	40,587
1,141	Bemis Co., Inc.	27,430

Number of Shares		Value
	Common Stocks and Other Equity Interests(<) (Continued)
550	CF Industries Holdings, Inc.	$39,628
10,582	Dow Chemical (The) Co.	169,312
10,331	E.I. du Pont de Nemours & Co.	288,235
833	Eastman Chemical Co.	33,053
1,919	Ecolab, Inc.	73,977
4,713	Freeport-McMoRan Copper & Gold, Inc.	201,009
898	International Flavors & Fragrances, Inc.	28,018
4,895	International Paper Co.	61,971
1,952	MeadWestvaco Corp.	30,568
6,268	Monsanto Co.	532,091
5,595	Newmont Mining Corp.	225,143
3,593	Nucor Corp.	146,199
1,912	Owens-Illinois, Inc.*	46,634
1,508	Pactiv Corp.*	32,965
1,881	PPG Industries, Inc.	82,858
3,516	Praxair, Inc.	262,329
1,804	Sealed Air Corp.	34,384
1,399	Sigma-Aldrich Corp.	61,332
977	Titanium Metals Corp.	6,634
1,600	United States Steel Corp.	42,480
1,266	Vulcan Materials Co.	60,198
2,421	Weyerhaeuser Co.	85,364
		2,922,223
	Telecommunication Services—3.8%
4,542	American Tower Corp., Class A*	144,254
67,446	AT&T, Inc.	1,727,966
1,147	CenturyTel, Inc.	31,141
1,632	Embarq Corp.	59,666
3,565	Frontier Communications Corp.	25,347
16,822	Qwest Communications International, Inc.	65,438
32,788	Sprint Nextel Corp.*	142,956
32,511	Verizon Communications, Inc.	986,384
5,050	Windstream Corp.	41,915
		3,225,067
	Utilities—4.1%
7,623	AES (The) Corp.*	53,895
1,942	Allegheny Energy, Inc.	50,337
2,429	Ameren Corp.	55,916
5,335	American Electric Power Co., Inc.	140,737
3,974	Centerpoint Energy, Inc.	42,283
2,594	CMS Energy Corp.	31,180
3,137	Consolidated Edison, Inc.	116,477
2,283	Constellation Energy Group, Inc.	54,975
6,679	Dominion Resources, Inc.	201,439
1,868	DTE Energy Co.	55,237
14,658	Duke Energy Corp.	202,427
5,790	Dynegy, Inc., Class A*	10,306
3,726	Edison International	106,228
2,170	Entergy Corp.	140,551
1,499	EQT Corp.(>)	50,411

See Notes to Financial Statements.

53

Schedule of Investments (Continued)

PowerShares S&P 500 BuyWrite Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests(<) (Continued)
7,533	Exelon Corp.	$347,496
3,486	FirstEnergy Corp.	142,577
4,676	FPL Group, Inc.	251,521
877	Integrys Energy Group, Inc.	23,162
515	Nicor, Inc.	16,552
3,143	NiSource, Inc.	34,542
1,971	Northeast Utilities	41,430
2,510	Pepco Holdings, Inc.	29,995
4,188	PG&E Corp.	155,459
1,156	Pinnacle West Capital Corp.	31,651
4,292	PPL Corp.	128,374
3,151	Progress Energy, Inc.	107,512
5,788	Public Service Enterprise Group, Inc.	172,714
1,990	Questar Corp.	59,143
1,386	SCANA Corp.	41,885
2,786	Sempra Energy	128,212
8,903	Southern (The) Co.	257,118
2,435	TECO Energy, Inc.	25,787
1,337	Wisconsin Energy Corp.	53,427
5,201	Xcel Energy, Inc.	95,906
		3,456,862
	Total Investments (Cost $95,403,192)—103.1%	86,816,105
	Liabilities in excess of other assets—(3.1%)	(2,604,934)
	Net Assets—100.0%	$84,211,171

REIT Real Estate Investment Trust.

*  Non-income producing security.

(<)  Except as otherwise noted, a portion of all securities in the portfolio are subject to call options when written. See Note 2H.

(>)  Security not subject to call options written.

(~)  Affiliated company. The Fund's Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.

See Notes to Financial Statements.

54

Schedule of Investments

PowerShares Value Line Industry Rotation Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.2%
	Aerospace/Defense—2.4%
22,486	AAR Corp.*	$338,864
10,141	HEICO Corp.	291,148
		630,012
	Agriculture—2.7%
6,793	British American Tobacco PLC ADR (United Kingdom)	330,276
9,821	Reynolds American, Inc.	373,001
		703,277
	Airlines—0.9%
14,057	Alaska Air Group, Inc.*	235,876
	Beverages—5.3%
7,752	Brown-Forman Corp., Class B	360,468
8,835	Green Mountain Coffee Roasters, Inc.*	638,859
10,073	Hansen Natural Corp.*	410,575
		1,409,902
	Biotechnology—3.4%
5,931	Amgen, Inc.*	287,476
6,691	Gilead Sciences, Inc.*	306,448
8,192	Myriad Genetics, Inc.*	317,767
		911,691
	Chemicals—1.2%
24,091	American Vanguard Corp.	308,124
	Closed-end Funds—4.0%
56,897	Japan Smaller Capitalization Fund Inc. (Japan)	350,486
66,698	MFS Multimarket Income Trust (Canada)	361,503
38,146	Nuveen Municipal Value Fund	349,799
		1,061,788
	Coal—1.5%
12,363	Consol Energy, Inc.	386,715
	Commercial Services—6.0%
4,374	Apollo Group, Inc., Class A*	275,343
7,583	Chemed Corp.	320,988
14,494	Interactive Data Corp.	325,825
2,973	ITT Educational Services, Inc.*	299,589
20,315	Rollins, Inc.	365,671
		1,587,416
	Diversified Financial Services—1.1%
18,416	Knight Cap Group, Inc., Class A*	285,264
	Electric—4.1%
6,860	FPL Group, Inc.	368,999
8,980	ITC Holdings, Corp.	390,900
9,166	PG&E Corp.	340,242
		1,100,141

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Engineering & Construction—3.3%
10,639	Granite Construction, Inc.	$419,709
10,384	URS Corp.*	457,519
		877,228
	Environmental Control—2.6%
7,115	Stericycle, Inc.*	334,974
14,862	Tetra Tech, Inc.*	365,011
		699,985
	Food—4.9%
14,641	Diamond Foods, Inc.	383,448
15,798	Kroger (The) Co.	341,553
8,774	Nash Finch Co.	256,990
12,130	TreeHouse Foods, Inc.*	322,537
		1,304,528
	Gas—2.3%
8,199	Laclede Group (The), Inc.	284,341
13,984	UGI Corp.	320,793
		605,134
	Healthcare - Products—2.7%
8,235	ResMed, Inc.*	316,636
13,430	Thoratec Corp.*	390,276
		706,912
	Healthcare - Services—2.1%
7,457	Amedisys, Inc.*	250,108
6,495	DaVita, Inc.*	301,173
		551,281
	Household Products/Wares—1.4%
6,719	Church & Dwight Co., Inc.	365,581
	Insurance—1.5%
8,679	ACE Ltd.	402,011
	Internet—3.3%
16,586	F5 Networks, Inc.*	452,300
9,341	Netflix, Inc.*	423,241
		875,541
	Media—2.9%
25,893	Comcast Corp., Class A	380,109
15,404	DIRECTV Group (The), Inc.*	380,941
		761,050
	Mining—1.1%
6,119	Compass Minerals International, Inc.	295,058
	Miscellaneous Manufacturing—1.1%
9,547	Matthews International Corp., Class A	299,012

See Notes to Financial Statements.

55

Schedule of Investments (Continued)

PowerShares Value Line Industry Rotation Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Oil & Gas—4.4%
19,250	Petrohawk Energy Corp.*	$454,300
12,506	Southwestern Energy Co.*	448,465
9,767	Sunoco, Inc.	258,923
		1,161,688
	Packaging & Containers—2.9%
11,870	Rock-Tenn Co., Class A	448,212
6,809	Silgan Holdings, Inc.	316,550
		764,762
	Pharmaceuticals—3.8%
4,671	Cephalon, Inc.*	306,464
5,870	Express Scripts, Inc.*	375,504
7,393	Medco Health Solutions, Inc.*	321,965
		1,003,933
	Pipelines—1.5%
10,135	Energy Transfer Partners LP	400,839
	Retail—4.7%
10,747	Buffalo Wild Wings, Inc.*	419,563
10,044	Suburban Propane Partners LP	401,760
10,690	Tractor Supply Co.*	431,662
		1,252,985
	Savings & Loans—1.4%
9,625	Capitol Federal Financial	374,990
	Software—10.1%
8,796	Cerner Corp.*	473,225
12,803	Computer Programs & Systems, Inc.	447,977
15,633	Concur Technologies, Inc.*	423,185
4,552	Dun & Bradstreet (The) Corp.	370,533
5,926	ManTech International Corp., Class A*	214,462
10,486	Open Text Corp. (Canada)*	344,255
12,221	Sybase, Inc.*	415,025
		2,688,662
	Telecommunications—2.5%
17,073	NTELOS Holdings Corp.	272,827
17,360	ViaSat, Inc.*	399,106
		671,933
	Transportation—4.7%
5,386	Burlington Northern Santa Fe Corp.	363,447
7,806	C.H. Robinson Worldwide, Inc.	414,967
15,221	Genesee & Wyoming, Inc., Class A*	456,630
		1,235,044

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Water—2.4%
17,608	Aqua America, Inc.	$323,107
8,267	California Water Service Group	322,661
		645,768
	Total Common Stocks and Other Equity Interests (Cost $26,019,180)	26,564,131
	Money Market Fund—0.2%
56,289	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $56,289)	56,289
	Total Investments (Cost $26,075,469)—100.4%	26,620,420
	Liabilities in excess of other assets—(0.4%)	(112,871)
	Net Assets—100.0%	$26,507,549

ADR American Depositary Receipt.

*  Non-income producing security.

See Notes to Financial Statements.

56

Schedule of Investments

PowerShares Value Line TimelinessTM Select Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Consumer Discretionary—13.5%
17,545	Apollo Group, Inc., Class A*	$1,104,458
60,178	Interactive Data Corp.	1,352,801
57,064	Jos. A. Bank Clothiers, Inc.*	2,307,667
25,595	McDonald's Corp.	1,363,958
38,747	NetFlix, Inc.*	1,755,627
62,217	Peet's Coffee & Tea, Inc.*	1,697,280
		9,581,791
	Consumer Staples—9.2%
22,237	Chattem, Inc.*	1,221,034
28,178	Church & Dwight Co., Inc.	1,533,165
37,843	Green Mountain Coffee Roasters, Inc.*	2,736,427
36,598	Nash Finch Co.	1,071,955
		6,562,581
	Financials—1.3%
160,311	Crawford & Co., Class B*	953,850
	Health Care—43.3%
39,837	AmerisourceBergen Corp.	1,340,117
24,565	Amgen, Inc.*	1,190,666
24,046	Baxter International, Inc.	1,166,231
20,083	Becton Dickinson & Co.	1,214,620
69,349	Bristol-Myers Squibb Co.	1,331,501
16,329	C.R. Bard, Inc.	1,169,646
19,257	Cephalon, Inc.*	1,263,452
31,853	Chemed Corp.	1,348,337
54,218	Computer Programs & Systems, Inc.	1,897,088
23,709	Edwards Lifesciences Corp.*	1,502,676
28,165	Gilead Sciences, Inc.*	1,289,957
62,782	Greatbatch, Inc.*	1,320,933
24,573	Haemonetics Corp.*	1,268,704
25,696	Johnson & Johnson	1,345,443
22,766	Laboratory Corp. of America Holdings*	1,460,439
31,619	McKesson Corp.	1,169,903
30,875	Medco Health Solutions, Inc.*	1,344,606
64,366	Meridian Bioscience, Inc.	1,118,681
26,805	Novo Nordisk A/S ADR (Denmark)	1,273,506
34,100	ResMed, Inc.*	1,311,145
49,151	Sanofi-Synthelabo S.A. ADR (France)	1,411,617
30,461	Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,336,933
56,088	Thoratec Corp.*	1,629,917
		30,706,118
	Industrials—14.1%
92,034	AAR Corp.*	1,386,952
57,733	Alaska Air Group, Inc.*	968,760
32,334	C.H. Robinson Worldwide, Inc.	1,718,875
42,437	HEICO Corp.	1,218,366
31,450	Raytheon Co.	1,422,484

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
85,952	Rollins, Inc.	$1,547,136
20,916	W.W. Grainger, Inc.	1,754,434
		10,017,007
	Information Technology—12.2%
47,721	Accenture Ltd., Class A (Bermuda)	1,404,429
32,957	CACI International, Inc., Class A*	1,303,449
59,763	Intuit, Inc.*	1,382,318
38,730	MAXIMUS, Inc.	1,561,981
86,927	Oracle Corp.	1,681,169
73,963	SAIC, Inc.*	1,338,730
		8,672,076
	Materials—2.8%
52,183	Rock-Tenn Co., Class A	1,970,430
	Telecommunication Services—1.6%
72,222	NTELOS Holdings Corp.	1,154,108
	Utilities—1.9%
57,806	UGI Corp.	1,326,070
	Total Common Stocks and Other Equity Interests (Cost $69,050,136)	70,944,031
	Money Market Fund—0.1%
92,842	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $92,842)	92,842
	Total Investments (Cost $69,142,978)—100.0%	71,036,873
	Other assets less liabilities—0.0%	11,374
	Net Assets—100.0%	$71,048,247

ADR American Depositary Receipt.

*  Non-income producing security.

See Notes to Financial Statements.

57

Schedule of Investments

PowerShares Water Resources Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Electronics—11.6%
1,330,934	Badger Meter, Inc.(~)	$51,853,188
1,101,384	Itron, Inc.*	50,663,664
1,762,325	Watts Water Technologies, Inc., Class A(~)	39,229,355
		141,746,207
	Engineering & Construction—14.8%
2,058,330	Aecom Technology Corp.*	52,960,831
2,256,748	Insituform Technologies, Inc., Class A*(~)	34,595,947
1,671,972	Layne Christensen Co.*(~)	36,214,914
1,282,625	URS Corp.*	56,512,458
		180,284,150
	Environmental Control—11.4%
2,182,604	Calgon Carbon Corp.*	37,060,616
2,491,055	Nalco Holding Co.	40,654,018
2,476,181	Tetra Tech, Inc.*	60,815,005
		138,529,639
	Hand/Machine Tools—2.9%
1,519,654	Franklin Electric Co., Inc.(~)	36,000,603
	Machinery - Diversified—16.1%
636,882	Flowserve Corp.	43,244,289
1,501,999	Gorman-Rupp (The) Co.(~)	31,992,579
1,539,693	IDEX Corp.	38,877,248
1,106,274	Lindsay Corp.(~)	43,045,121
851,914	Roper Industries, Inc.	38,838,759
		195,997,996
	Metal Fabricate/Hardware—11.5%
10,393,085	Mueller Water Products, Inc., Class A(~)	43,547,026
830,288	Northwest Pipe Co.*(~)	31,492,824
1,023,516	Valmont Industries, Inc.	65,279,850
		140,319,700
	Miscellaneous Manufacturing—20.8%
785,931	Ameron International Corp.(~)	46,503,537
957,925	Danaher Corp.	55,981,136
791,064	ITT Corp.	32,441,535
1,494,637	Pall Corp.	39,473,363
1,444,701	Pentair, Inc.	38,486,835
620,815	Siemens AG ADR (Germany)	41,551,148
		254,437,554
	Water—10.9%
324,834	American States Water Co.	11,216,518
625,790	American Water Works Co., Inc.	11,264,220
583,839	Aqua America, Inc.	10,713,446
498,001	Companhia de Saneamento Basico do Estado de Sao Paulo ADR (Brazil)	14,053,588

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,306,113	Consolidated Water Co., Inc. (Cayman Islands)(~)	$17,514,975
2,483,875	Veolia Environnement ADR (France)	67,834,626
		132,597,373
	Total Investments (Cost $1,574,372,045)—100.0%	1,219,913,222
	Other assets less liabilities—0.0%	114,119
	Net Assets—100.0%	$1,220,027,341

ADR American Depositary Receipt.

*  Non-income producing security.

(~)  Affiliated Investment. See Note 5.

See Notes to Financial Statements.

58

Schedule of Investments

PowerShares WilderHill Clean Energy Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Auto Parts & Equipment—4.2%
837,657	Amerigon, Inc.*	$4,732,762
1,511,152	Fuel Systems Solutions, Inc.*(~)	23,075,291
		27,808,053
	Chemicals—11.2%
220,268	Air Products & Chemicals, Inc.	14,515,661
843,054	OM Group, Inc.*	23,487,485
629,748	Sociedad Quimica y Minera de Chile S.A. ADR (Chile)	19,843,359
1,990,662	Zoltek Cos., Inc.*(~)	15,666,510
		73,513,015
	Commercial Services—2.4%
696,378	Quanta Services Inc.*	15,828,672
	Computers—3.2%
2,182,046	Echelon Corp.*(~)	17,369,086
390,902	Maxwell Technologies, Inc.*	4,002,836
		21,371,922
	Electric—11.3%
1,646,667	Calpine Corp.*	13,354,469
277,761	CPFL Energia S.A. ADR (Brazil)	12,640,903
483,086	IDACORP, Inc.	11,579,571
604,139	Ormat Technologies, Inc.	21,265,693
669,959	Portland General Electric Co.	12,240,151
3,488,609	US Geothermal, Inc.*(~)	3,035,090
		74,115,877
	Electrical Components & Equipment—32.1%
1,291,551	Advanced Battery Technologies, Inc.*	3,551,765
877,497	American Superconductor Corp.*	22,551,673
5,529,173	Beacon Power Corp.*	4,699,797
1,610,143	China BAK Battery, Inc.*	3,429,605
3,214,508	Ener1 Inc.*	18,933,452
1,033,458	Energy Conversion Devices, Inc.*	18,994,958
8,333,508	Evergreen Solar, Inc.*(~)	20,250,424
4,509,375	JA Solar Holdings Co. Ltd. ADR (China)*	15,827,906
637,190	SunPower Corp., Class A*	17,446,262
1,505,791	Suntech Power Holdings Co. Ltd. ADR (China)*	22,481,460
380,570	Ultralife Corp.*	2,721,076
1,900,735	Universal Display Corp.*(~)	21,459,298
8,765,225	Valence Technology, Inc.*(~)	19,634,104
2,828,671	Yingli Green Energy Holding Co. Ltd. ADR (China)*	19,744,124
		211,725,904
	Electronics—2.3%
333,422	Itron, Inc.*	15,337,412

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Energy - Alternate Sources—13.2%
667,525	Ascent Solar Technologies, Inc.*	$3,017,213
2,124,480	Ballard Power Systems Inc. (Canada)*	4,355,184
407,565	Comverge, Inc.*	3,126,024
113,040	First Solar, Inc.*	21,171,262
1,039,641	FuelCell Energy, Inc.*	3,306,058
2,802,282	GT Solar International, Inc.*	19,868,179
1,584,026	Gushan Environmental Energy Ltd. ADR (China)	3,817,503
424,787	Ocean Power Technologies, Inc.*	2,786,603
2,960,031	Plug Power, Inc.*	2,930,431
3,617,821	Quantum Fuel Systems Technologies Worldwide, Inc.*	2,604,831
1,394,932	Trina Solar Ltd. ADR (Cayman Islands)*	19,724,338
		86,707,626
	Food—2.8%
5,213,407	Cosan Ltd., Class A (Brazil)*	18,351,193
	Machinery - Diversified—2.3%
3,915,149	Raser Technologies, Inc.*(~)	15,308,233
	Miscellaneous Manufacturing—0.8%
709,884	Spire Corp.*(~)	4,962,089
	Semiconductors—14.2%
1,408,358	Applied Materials, Inc.	17,196,051
667,148	Cree, Inc.*	18,273,184
3,907,248	Emcore Corp.*	4,844,988
1,152,481	International Rectifier Corp.*	19,453,879
859,976	MEMC Electronic Materials, Inc.*	13,931,611
4,423,041	Renesola Ltd. ADR (British Virgin Islands)*	15,347,952
515,022	Rubicon Technology, Inc.*	4,367,387
		93,415,052
	Total Investments (Cost $1,045,891,428)—100.0%	658,445,048
	Liabilities in excess of other assets—(0.0%)	(45,400)
	Net Assets—100.0%	$658,399,648

ADR American Depositary Receipt.

*  Non-income producing security.

(~)  Affiliated Investment. See Note 5.

See Notes to Financial Statements.

59

Schedule of Investments

PowerShares WilderHill Progressive Energy Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.6%
	Aerospace/Defense—2.4%
19,462	United Technologies Corp.	$950,524
	Auto Parts & Equipment—4.9%
49,896	Exide Technologies*	270,935
68,600	Johnson Controls, Inc.	1,304,087
75,607	Tenneco, Inc.*	231,357
31,480	Westport Innovations, Inc. (Canada)*	158,659
		1,965,038
	Building Materials—3.9%
86,504	Owens Corning, Inc.*	1,548,422
	Chemicals—6.8%
135,946	Methanex Corp. (Canada)	1,559,301
15,490	Praxair, Inc.	1,155,709
		2,715,010
	Electric—10.7%
66,295	Cia Energetica de Minas Gerais ADR (Brazil)	997,740
11,185	EnerNOC, Inc.*	195,402
66,380	Enersis S.A. ADR (Chile)	995,036
20,066	FPL Group, Inc.	1,079,350
23,807	National Grid PLC ADR (United Kingdom)	991,562
		4,259,090
	Electrical Components & Equipment—13.1%
38,137	A-Power Energy Generation Systems Ltd.*	314,630
196,750	Capstone Turbine Corp.*	157,400
31,786	Emerson Electric Co.	1,081,995
20,456	Energizer Holdings, Inc.*	1,172,129
80,336	EnerSys*	1,369,728
131,102	GrafTech International Ltd.*	1,152,387
		5,248,269
	Electronics—9.0%
28,006	Badger Meter, Inc.	1,091,114
54,869	Koninklijke Philips Electronics NV (Netherlands)	986,545
76,044	Woodward Governor Co.	1,517,838
		3,595,497
	Energy - Alternate Sources—3.5%
25,958	Clean Energy Fuels Corp.*	219,605
75,462	Covanta Holding Corp.*	1,064,769
45,206	Headwaters, Inc.*	113,919
		1,398,293
	Engineering & Construction—4.9%
45,899	Foster Wheeler Ltd.*	988,205
59,392	McDermott International, Inc.*	958,587
		1,946,792

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Environmental Control—3.8%
122,274	EnergySolutions, Inc.	$1,186,058
14,913	Fuel Tech, Inc.*	195,509
262,334	Rentech, Inc.*	154,777
		1,536,344
	Hand/Machine Tools—3.4%
58,343	Baldor Electric Co.	1,353,558
	Mining—6.7%
59,490	Cameco Corp. (Canada)	1,355,777
216,425	USEC, Inc.*	1,339,671
		2,695,448
	Miscellaneous Manufacturing—11.2%
22,466	Eaton Corp.	984,011
24,676	ESCO Technologies, Inc.*	1,026,028
120,400	Hexcel Corp.*	1,154,637
16,648	LSB Industries, Inc.*	199,443
21,670	PMFG, Inc.*	130,453
14,593	Siemens AG ADR (Germany)	976,709
		4,471,281
	Oil & Gas—12.9%
56,954	Chesapeake Energy Corp.	1,122,563
33,648	Questar Corp.	1,000,019
24,106	Range Resources Corp.	963,517
30,088	Sasol Ltd. ADR (South Africa)	905,950
31,940	Southwestern Energy Co.*	1,145,367
		5,137,416
	Telecommunications—2.4%
66,920	Corning, Inc.	978,370
	Total Common Stocks and Other Equity Interests (Cost $53,332,207)	39,799,352
	Money Market Fund—0.4%
174,558	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $174,558)	174,558
	Total Investments (Cost $53,506,765)—100.0%	39,973,910
	Liabilities in excess of other assets—(0.0%)	(3,720)
	Net Assets—100.0%	$39,970,190

ADR American Depositary Receipt.

*  Non-income producing security.

See Notes to Financial Statements.

60

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Statements of Assets and Liabilities

April 30, 2009

	PowerShares Aerospace & Defense Portfolio	PowerShares CleantechTM Portfolio	PowerShares DWA Technical LeadersTM Portfolio	PowerShares Golden Dragon Halter USX China Portfolio	PowerShares Listed Private Equity Portfolio	PowerShares Lux Nanotech Portfolio	PowerShares NASDAQ-100 BuyWrite Portfolio
ASSETS:
Unaffiliated investments at value	$116,543,025	$111,632,820	$138,659,564	$279,247,708	$61,819,909	$39,562,835	$5,790,192
Affiliated investments at value (Note 5)	—	—	—	—	—	—	—
Cash	—	—	—	13,881	—	—	—
Receivables:
Dividends	92,349	136,704	52,960	462,791	15,033	11,549	864
Investments sold	80,665	—	—	—	6,405,022	—	—
Foreign tax reclaims	—	—	—	—	—	—	—
Shares sold	—	—	—	1,735,885	660,227	—	—
Expense waivers	—	14,065	—	36,590	—	23,866	—
Total Assets	116,716,039	111,783,589	138,712,524	281,496,855	68,900,191	39,598,250	5,791,056
LIABILITIES:
Due to custodian	50	527	641	—	830	46,817	—
Due to foreign custodian	—	31	—	—	—	—	—
Payables:
Investments purchased	150,339	—	—	1,732,580	8,340,024	—	—
Expense recapture	21,107	—	28,785	—	4,761	—	—
Open written options, at value	—	—	—	—	—	—	264,056
Shares repurchased	—	—	—	—	—	—	—
Accrued advisory fees	44,780	41,139	55,993	106,657	21,882	15,753	2,519
Accrued expenses	70,289	68,374	78,208	167,326	56,763	51,729	—
Total Liabilities	286,565	110,071	163,627	2,006,563	8,424,260	114,299	266,575
NET ASSETS	$116,429,474	$111,673,518	$138,548,897	$279,490,292	$60,475,931	$39,483,951	$5,524,481
NET ASSETS CONSIST OF:
Shares of beneficial interest	$212,254,405	$195,073,153	$292,268,627	$550,066,920	$180,388,283	$115,765,644	$5,930,888
Undistributed net investment income (loss)	395,750	90,754	503,999	505,793	226,162	97,124	—
Accumulated net realized loss on investments and foreign currency related transactions	(13,447,334)	(42,973,884)	(152,975,572)	(87,655,869)	(104,269,538)	(53,225,872)	(423,372)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(82,773,347)	(40,516,505)	(1,248,157)	(183,426,552)	(15,868,976)	(23,152,945)	16,965
Net Assets	$116,429,474	$111,673,518	$138,548,897	$279,490,292	$60,475,931	$39,483,951	$5,524,481
Shares outstanding (unlimited amount authorized, $0.01 par value)	8,700,000	5,800,000	9,800,000	16,000,000	9,000,000	5,200,000	300,000
Net asset value	$13.38	$19.25	$14.14	$17.47	$6.72	$7.59	$18.41
Share price	$13.37	$19.35	$14.13	$17.48	$6.71	$7.60	$18.43
Unaffiliated investments at cost	$199,316,372	$152,149,171	$139,907,721	$462,674,260	$77,688,885	$62,715,780	$5,684,222
Affiliated investments at cost	$—	$—	$—	$—	$—	$—	$—
Foreign currency, at cost	$—	$(32)	$—	$—	$—	$—	$—
Premium received	$—	$—	$—	$—	$—	$—	$175,051

See Notes to Financial Statements.

62

	PowerShares S&P 500 Buy Write Portfolio	PowerShares Value Line Industry Rotation Portfolio	PowerShares Value Line TimelinessTM Select Portfolio	PowerShares Water Resources Portfolio	PowerShares WilderHill Clean Energy Portfolio	PowerShares WilderHill Progressive Energy Portfolio
ASSETS:
Unaffiliated investments at value	$86,752,323	$26,620,420	$71,036,873	$807,923,153	$517,684,923	$39,973,910
Affiliated investments at value (Note 5)	63,782	—	—	411,990,069	140,760,125	—
Cash	—	—	—	—	—	—
Receivables:
Dividends	180,554	19,352	124,211	1,383,034	809,376	55,224
Investments sold	—	—	955,373	—	—	—
Foreign tax reclaims	—	—	—	367,004	—	—
Shares sold	—	—	—	1,412,026	16,807,311	—
Expense waivers	—	6,926	—	—	—	8,049
Total Assets	86,996,659	26,646,698	72,116,457	1,223,075,286	676,061,735	40,037,183
LIABILITIES:
Due to custodian	64,534	82,968	156	971,686	144,185	435
Due to foreign custodian	—	—	—	—	—	—
Payables:
Investments purchased	18,497	—	—	1,158,449	16,806,436	—
Expense recapture	—	—	16,377	49,386	—	—
Open written options, at value	2,646,345	—	—	—	—	—
Shares repurchased	—	—	958,407	—	—	—
Accrued advisory fees	56,112	10,516	29,419	467,529	241,382	14,982
Accrued expenses	—	45,665	63,851	400,895	470,084	51,576
Total Liabilities	2,785,488	139,149	1,068,210	3,047,945	17,662,087	66,993
NET ASSETS	$84,211,171	$26,507,549	$71,048,247	$1,220,027,341	$658,399,648	$39,970,190
NET ASSETS CONSIST OF:
Shares of beneficial interest	$97,245,177	$51,126,346	$194,664,643	$1,898,092,013	$1,899,212,277	$72,756,939
Undistributed net investment income (loss)	190,870	74,653	232,181	2,265,526	(25,802)	132,709
Accumulated net realized loss on investments and foreign currency related transactions	(4,949,397)	(25,238,401)	(125,742,472)	(325,871,375)	(853,340,447)	(19,386,603)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(8,275,479)	544,951	1,893,895	(354,458,823)	(387,446,380)	(13,532,855)
Net Assets	$84,211,171	$26,507,549	$71,048,247	$1,220,027,341	$658,399,648	$39,970,190
Shares outstanding (unlimited amount authorized, $0.01 par value)	4,800,000	1,700,000	7,400,000	86,900,000	72,900,000	2,300,000
Net asset value	$17.54	$15.59	$9.60	$14.04	$9.03	$17.38
Share price	$17.59	$15.58	$9.60	$14.02	$8.99	$17.38
Unaffiliated investments at cost	$95,329,181	$26,075,469	$69,142,978	$1,048,163,201	$813,190,473	$53,506,765
Affiliated investments at cost	$74,011	$—	$—	$526,208,844	$232,700,955	$—
Foreign currency, at cost	$—	$—	$—	$—	$—	$—
Premium received	$2,957,953	$—	$—	$—	$—	$—

63

Statements of Operations

	PowerShares Aerospace & Defense Portfolio	PowerShares CleantechTM Portfolio	PowerShares DWA Technical LeadersTM Portfolio	PowerShares Golden Dragon Halter USX China Portfolio	PowerShares Listed Private Equity Portfolio	PowerShares Lux Nanotech Portfolio	PowerShares NASDAQ-100 BuyWrite Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2009	Year Ended April 30, 2009	Year Ended April 30, 2009	Year Ended April 30, 2009	Year Ended April 30, 2009	For the Period June 9, 2008* Through April 30, 2009
INVESTMENT INCOME:
Unaffiliated dividend income	$2,697,677	$840,191	$2,803,054	$5,657,404	$6,843,521	$509,334	$18,065
Affiliated dividend income	—	—	—	—	—	—	—
Foreign withholding taxes	(7,320)	(77,328)	—	(92,272)	—	(5,459)	(129)
Total Income	2,690,357	762,863	2,803,054	5,565,132	6,843,521	503,875	17,936
EXPENSES:
Advisory fees	805,647	571,846	1,315,339	1,597,741	405,010	290,537	19,806
Sub-licensing	96,676	85,777	263,059	275,775	81,001	58,107	—
Accounting & Administration fees	74,778	74,983	84,147	96,051	74,983	74,983	—
Professional fees	33,548	36,373	37,730	45,534	32,494	34,902	—
Printing	25,168	36,926	34,825	54,220	11,876	34,244	—
Custodian & transfer agent fees	11,883	13,312	23,543	25,403	10,859	8,161	—
Trustees	9,868	7,935	13,390	15,343	6,945	5,983	—
Other expenses	17,539	11,545	19,470	156,690	7,427	12,496	—
Total Expenses	1,075,107	838,697	1,791,503	2,266,757	630,595	519,413	19,806
(Waivers) and/or Recapture	(11,656)	(66,705)	21,472	(74,560)	(63,581)	(112,662)	—
Net Expenses	1,063,451	771,992	1,812,975	2,192,197	567,014	406,751	19,806
Net Investment Income (Loss)	1,626,906	(9,129)	990,079	3,372,935	6,276,507	97,124	(1,870)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(5,828,217)	(37,547,529)	(122,677,295)	(73,675,688)	(115,906,149)	(38,971,937)	(538,715)
Written options	—	—	—	—	—	—	115,343
In-kind redemptions	(11,226,510)	7,441,442	(51,022,668)	(6,729,176)	2,289,109	1,477,312	—
Foreign currency related transactions	—	99,883	—	—	—	—	—
Net realized loss	(17,054,727)	(30,006,204)	(173,699,963)	(80,404,864)	(113,617,040)	(37,494,625)	(423,372)
Net change in unrealized appreciation (depreciation) on:
Investments	(66,015,919)	(41,945,826)	(17,193,055)	(115,281,921)	19,810,362	1,642,166	105,970
Written options	—	—	—	—	—	—	(89,005)
Translation of assets and liabilities denominated in foreign currencies	—	(154)	—	—	—	—	—
Net realized and unrealized loss	(83,070,646)	(71,952,184)	(190,893,018)	(195,686,785)	(93,806,678)	(35,852,459)	(406,407)
Net decrease in net assets resulting from operations	$(81,443,740)	$(71,961,313)	$(189,902,939)	$(192,313,850)	$(87,530,171)	$(35,755,335)	$(408,277)

*  Commencement of Investment Operations.

See Notes to Financial Statements.

64

	PowerShares S&P 500 Buy Write Portfolio	PowerShares Value Line Industry Rotation Portfolio	Value Line TimelinessTM Select Portfolio	PowerShares Water Resources Portfolio	PowerShares WilderHill Clean Energy Portfolio	PowerShares WilderHill Progressive Energy Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2009	Year Ended April 30, 2009	Year Ended April 30, 2009	Year Ended April 30, 2009	Year Ended April 30, 2009
INVESTMENT INCOME:
Unaffiliated dividend income	$1,291,347	$441,974	$1,203,516	$15,332,163	$5,486,811	$708,456
Affiliated dividend income	688	—	—	4,410,191	—	—
Foreign withholding taxes	(113)	(6,103)	(36,940)	(634,528)	(70,651)	(50,835)
Total Income	1,291,922	435,871	1,166,576	19,107,826	5,416,160	657,621
EXPENSES:
Advisory fees	341,560	185,971	599,540	8,422,923	4,760,677	249,269
Sub-licensing	—	37,195	119,908	1,263,440	827,742	49,854
Accounting & Administration fees	—	74,983	74,983	490,335	275,134	74,983
Professional fees	—	24,135	31,152	134,422	89,334	26,699
Printing	—	5,483	14,558	225,991	132,039	10,741
Custodian & transfer agent fees	—	9,972	5,152	94,412	56,199	6,293
Trustees	—	5,096	8,368	67,813	39,546	5,564
Other expenses	—	7,690	12,214	65,066	359,713	3,480
Total Expenses	341,560	350,525	865,875	10,764,402	6,540,384	426,883
(Waivers) and/or Recapture	—	(90,165)	(26,520)	75,183	170	(77,906)
Net Expenses	341,560	260,360	839,355	10,839,585	6,540,554	348,977
Net Investment Income (Loss)	950,362	175,511	327,221	8,268,241	(1,124,394)	308,644
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(9,917,086)	(18,180,139)	(56,041,610)	(266,684,115)	(720,886,301)	(15,172,400)
Written options	2,333,704	—	—	—	—	—
In-kind redemptions	2,738,093	(5,625,724)	(11,446,886)	4,145,540	56,173,041	(2,908,176)
Foreign currency related transactions	—	4	—	—	—	—
Net realized loss	(4,845,289)	(23,805,859)	(67,488,496)	(262,538,575)	(664,713,260)	(18,080,576)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,601,910)	(1,182,836)	(1,367,281)	(478,207,181)	(202,143,081)	(15,514,733)
Written options	269,029	—	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	—	—	—	—	—
Net realized and unrealized loss	(13,178,170)	(24,988,695)	(68,855,777)	(740,745,756)	(866,856,341)	(33,595,309)
Net decrease in net assets resulting from operations	$(12,227,808)	$(24,813,184)	$(68,528,556)	$(732,477,515)	$(867,980,735)	$(33,286,665)

65

Statements of Changes in Net Assets

	PowerShares Aerospace & Defense Portfolio		PowerShares CleantechTM Portfolio		PowerShares DWA Technical LeadersTM Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$1,626,906	$813,416	$(9,129)	$(225,960)	$990,079	$(153,701)
Net realized gain (loss) on investments and foreign currency related transactions	(17,054,727)	31,289,401	(30,006,204)	7,205,438	(173,699,963)	(19,707,076)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(66,015,919)	(37,436,934)	(41,945,980)	423,812	(17,193,055)	13,955,713
Net increase (decrease) in net assets resulting from operations	(81,443,740)	(5,334,117)	(71,961,313)	7,403,290	(189,902,939)	(5,905,064)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(109,833)	15,071	(244,900)	(192,676)	(380,236)	610,622
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,446,628)	(597,944)	—	—	(486,080)	(105,514)
Return of capital	—	—	—	—	—	(57,242)
Total distributions to shareholders	(1,446,628)	(597,944)	—	—	(486,080)	(162,756)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	29,268,610	306,615,261	76,687,579	121,607,209	263,642,733	469,242,076
Value of shares repurchased	(87,444,233)	(245,073,856)	(7,389,055)	(36,337,012)	(298,218,621)	(191,750,748)
Net income equalization	109,833	(15,071)	244,900	192,676	380,236	(610,622)
Net increase (decrease) in net assets resulting from shares transactions	(58,065,790)	61,526,334	69,543,424	85,462,873	(34,195,652)	276,880,706
Increase (Decrease) in Net Assets	(141,065,991)	55,609,344	(2,662,789)	92,673,487	(224,964,907)	271,423,508
NET ASSETS:
Beginning of period	257,495,465	201,886,121	114,336,307	21,662,820	363,513,804	92,090,296
End of period	$116,429,474	$257,495,465	$111,673,518	$114,336,307	$138,548,897	$363,513,804
Undistributed net investment income (loss) at end of period	$395,750	$215,472	$90,754	$—	$503,999	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,800,000	13,600,000	2,700,000	3,700,000	12,600,000	17,900,000
Shares repurchased	(5,400,000)	(11,300,000)	(300,000)	(1,100,000)	(16,800,000)	(7,500,000)
Shares outstanding, beginning of period	12,300,000	10,000,000	3,400,000	800,000	14,000,000	3,600,000
Shares outstanding, end of period	8,700,000	12,300,000	5,800,000	3,400,000	9,800,000	14,000,000

See Notes to Financial Statements.

66

	PowerShares Golden Dragon Halter USX China Portfolio		PowerShares Listed Private Equity Portfolio		PowerShares Lux Nanotech Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$3,372,935	$2,542,230	$6,276,507	$6,816,457	$97,124	$(211,067)
Net realized gain (loss) on investments and foreign currency related transactions	(80,404,864)	225,313,096	(113,617,040)	(5,793,748)	(37,494,625)	(5,038,081)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(115,281,921)	(101,212,578)	19,810,362	(40,433,048)	1,642,166	(20,211,100)
Net increase (decrease) in net assets resulting from operations	(192,313,850)	126,642,748	(87,530,171)	(39,410,339)	(35,755,335)	(25,460,248)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(415,792)	619,099	1,520,354	(182,741)	4,781	73,183
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,867,142)	(3,881,852)	(6,364,696)	(6,147,694)	—	—
Return of capital	—	(198,502)	—	—	—	—
Total distributions to shareholders	(2,867,142)	(4,080,354)	(6,364,696)	(6,147,694)	—	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	124,754,282	831,380,876	78,938,052	76,913,561	17,226,459	24,034,571
Value of shares repurchased	(178,565,999)	(819,780,640)	(27,946,437)	(78,054,703)	(26,415,388)	(73,198,428)
Net income equalization	415,792	(619,099)	(1,520,354)	182,741	(4,781)	(73,183)
Net increase (decrease) in net assets resulting from shares transactions	(53,395,925)	10,981,137	49,471,261	(958,401)	(9,193,710)	(49,237,040)
Increase (Decrease) in Net Assets	(248,992,709)	134,162,630	(42,903,252)	(46,699,175)	(44,944,264)	(74,624,105)
NET ASSETS:
Beginning of period	528,483,001	394,320,371	103,379,183	150,078,358	84,428,215	159,052,320
End of period	$279,490,292	$528,483,001	$60,475,931	$103,379,183	$39,483,951	$84,428,215
Undistributed net investment income (loss) at end of period	$505,793	$—	$226,162	$1,142,260	$97,124	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	5,800,000	27,200,000	6,700,000	2,900,000	1,600,000	1,400,000
Shares repurchased	(8,100,000)	(27,300,000)	(2,800,000)	(3,200,000)	(2,400,000)	(4,500,000)
Shares outstanding, beginning of period	18,300,000	18,400,000	5,100,000	5,400,000	6,000,000	9,100,000
Shares outstanding, end of period	16,000,000	18,300,000	9,000,000	5,100,000	5,200,000	6,000,000

67

Statements of Changes in Net Assets (Continued)

	PowerShares NASDAQ-100 BuyWrite Portfolio	PowerShares S&P 500 Buy Write Portfolio		PowerShares Value Line Industry Rotation Portfolio		PowerShares Value Line TimelinessTM Select Portfolio
	For the Period June 9, 2008* Through April 30, 2009	Year Ended April 30, 2009	For The Period December 19, 2007* Through April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$(1,870)	$950,362	$13,626	$175,511	$11,257	$327,221	$(240,523)
Net realized gain (loss) on investments and foreign currency related transactions	(423,372)	(4,845,289)	20,654	(23,805,859)	(556,166)	(67,488,496)	9,749,852
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	16,965	(8,332,881)	57,402	(1,182,836)	(11,149)	(1,367,281)	(20,623,471)
Net increase (decrease) in net assets resulting from operations	(408,277)	(12,227,808)	91,682	(24,813,184)	(556,058)	(68,528,556)	(11,114,142)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(5,030)	(113,226)	14,403	(7,380)	1,411	(31,377)	56,801
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(887,380)	(10,500)	(100,862)	(19,266)	(95,040)	—
Return of capital	—	—	—	—	(1,384)	—	—
Total distributions to shareholders	—	(887,380)	(10,500)	(100,862)	(20,650)	(95,040)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	5,932,758	110,330,594	7,419,561	72,452,696	90,728,154	221,405,325	410,338,472
Value of shares repurchased	—	(20,504,978)	—	(62,881,279)	(81,951,087)	(259,402,068)	(494,163,323)
Net income equalization	5,030	113,226	(14,403)	7,380	(1,411)	31,377	(56,801)
Net increase (decrease) in net assets resulting from shares transactions	5,937,788	89,938,842	7,405,158	9,578,797	8,775,656	(37,965,366)	(83,881,652)
Increase (Decrease) in Net Assets	5,524,481	76,710,428	7,500,743	(15,342,629)	8,200,359	(106,620,339)	(94,938,993)
NET ASSETS:
Beginning of period	—	7,500,743	—	41,850,178	33,649,819	177,668,586	272,607,579
End of period	$5,524,481	$84,211,171	$7,500,743	$26,507,549	$41,850,178	$71,048,247	$177,668,586
Undistributed net investment income (loss) at end of period	$—	$190,870	$3,126	$74,653	$—	$232,181	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	300,000	5,700,000	300,000	3,100,000	3,200,000	15,600,000	23,600,000
Shares repurchased	—	(1,200,000)	—	(2,900,000)	(2,900,000)	(18,800,000)	(28,500,000)
Shares outstanding, beginning of period	—	300,000	—	1,500,000	1,200,000	10,600,000	15,500,000
Shares outstanding, end of period	300,000	4,800,000	300,000	1,700,000	1,500,000	7,400,000	10,600,000

*  Commencement of Investment Operations.

See Notes to Financial Statements.

68

	PowerShares Water Resources Portfolio		PowerShares WilderHill Clean Energy Portfolio		PowerShares WilderHill Progressive Energy Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$8,268,241	$7,576,287	$(1,124,394)	$(3,941,540)	$308,644	$147,013
Net realized gain (loss) on investments and foreign currency related transactions	(262,538,575)	112,706,721	(664,713,260)	220,990,947	(18,080,576)	(2,065,989)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(478,207,181)	(5,048)	(202,143,081)	(213,773,816)	(15,514,733)	144,615
Net increase (decrease) in net assets resulting from operations	(732,477,515)	120,277,960	(867,980,735)	3,275,591	(33,286,665)	(1,774,361)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(692,733)	434,907	(82,390)	(912,742)	6,067	22,365
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(6,232,539)	(7,498,823)	—	—	(175,935)	(193,423)
Return of capital	—	—	—	—	—	(9,290)
Total distributions to shareholders	(6,232,539)	(7,498,823)	—	—	(175,935)	(202,713)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	340,520,394	1,059,031,268	490,135,966	1,424,637,475	38,554,939	66,870,104
Value of shares repurchased	(578,435,173)	(581,939,914)	(437,648,405)	(868,365,037)	(27,219,587)	(25,700,249)
Net income equalization	692,733	(434,907)	82,390	912,742	(6,067)	(22,365)
Net increase (decrease) in net assets resulting from shares transactions	(237,222,046)	476,656,447	52,569,951	557,185,180	11,329,285	41,147,490
Increase (Decrease) in Net Assets	(976,624,833)	589,870,491	(815,493,174)	559,548,029	(22,127,248)	39,192,781
NET ASSETS:
Beginning of period	2,196,652,174	1,606,781,683	1,473,892,822	914,344,793	62,097,438	22,904,657
End of period	$1,220,027,341	$2,196,652,174	$658,399,648	$1,473,892,822	$39,970,190	$62,097,438
Undistributed net investment income (loss) at end of period	$2,265,526	$229,824	$(25,802)	$—	$132,709	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	17,600,000	50,300,000	38,900,000	61,200,000	1,500,000	2,300,000
Shares repurchased	(37,000,000)	(27,700,000)	(36,400,000)	(38,200,000)	(1,400,000)	(900,000)
Shares outstanding, beginning of period	106,300,000	83,700,000	70,400,000	47,400,000	2,200,000	800,000
Shares outstanding, end of period	86,900,000	106,300,000	72,900,000	70,400,000	2,300,000	2,200,000

69

Financial Highlights

PowerShares Aerospace & Defense Portfolio

	Year Ended April 30,			For the Period October 26, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$20.93	$20.19	$17.37	$14.91
Net investment income**	0.16	0.06	0.05	0.03
Net realized and unrealized gain (loss) on investments	(7.56)	0.72	2.83	2.45
Total from investment operations	(7.40)	0.78	2.88	2.48
Distributions to shareholders from:
Net investment income	(0.15)	(0.04)	(0.06)	(0.02)
Return of capital	—	—	— (a)	—
Total distributions	(0.15)	(0.04)	(0.06)	(0.02)
Net asset value at end of period	$13.38	$20.93	$20.19	$17.37
Share price at end of period***	$13.37
NET ASSET VALUE, TOTAL RETURN****	(35.46)%	3.86%	16.66%	16.66%
SHARE PRICE TOTAL RETURN****	(35.48)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$116,429	$257,495	$201,886	$85,136
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.66%	0.66%	0.66%	0.68%†
Expenses, prior to (Waivers) and/or Recapture	0.67%	0.64%	0.77%	0.80%†
Net investment income, after (Waivers) and/or Recapture	1.01%	0.27%	0.28%	0.31%†
Portfolio turnover rate ††	9%	13%	16%	1%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.00 (a)	$0.00 (a)	—

PowerShares CleantechTM Portfolio

	Year Ended April 30,			For the Period October 24, 2006* Through
	2009		2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$33.63		$27.08	$24.70
Net investment income (loss)**	(0.00	)(a)	(0.10)	(0.04)
Net realized and unrealized gain (loss) on investments	(14.38)		6.65	2.42
Total from investment operations	(14.38)		6.55	2.38
Net asset value at end of period	$19.25		$33.63	$27.08
Share price at end of period***	$19.35
NET ASSET VALUE, TOTAL RETURN****	(42.76)%		24.19%	9.64%
SHARE PRICE TOTAL RETURN****	(42.45)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$111,674		$114,336	$21,663
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.67%		0.69%	0.71	%†
Expenses, prior to (Waivers) and/or Recapture	0.73%		0.77%	1.06	%†
Net investment loss, after (Waivers) and/or Recapture	(0.01)%		(0.31)%	(0.29	)%†
Portfolio turnover rate ††	72%		23%	22%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.05)		$(0.09)	$0.01

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

70

Financial Highlights (Continued)

PowerShares DWA Technical LeadersTM Portfolio

	Year Ended April 30,		For the Period March 1, 2007* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.97	$25.58	$23.95
Net investment income (loss)**	0.07	(0.02)	0.04
Net realized and unrealized gain (loss) on investments	(11.86)	0.43	1.59
Total from investment operations	(11.79)	0.41	1.63
Distributions to shareholders from:
Net investment income	(0.04)	(0.01)	—
Return of capital	—	(0.01)	—
Total distributions	(0.04)	(0.02)	—
Net asset value at end of period	$14.14	$25.97	$25.58
Share price at end of period***	$14.13
NET ASSET VALUE, TOTAL RETURN****	(45.40)%	1.62%	6.81%
SHARE PRICE TOTAL RETURN****	(45.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$138,549	$363,514	$92,090
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.69%	0.71%	0.72	%†
Expenses, prior to (Waivers) and/or Recapture	0.68%	0.68%	1.78	%†
Net investment income (loss), after (Waivers) and/or Recapture	0.38%	(0.07)%	1.50	%†(a)
Portfolio turnover rate ††	87%	83%	9%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.03)	$0.07	$0.07

PowerShares Golden Dragon Halter USX China Portfolio

	Year Ended April 30,				For the Period December 9, 2004* Through
	2009	2008	2007	2006	April 30, 2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$28.88	$21.43	$16.90	$13.00	$14.55
Net investment income**	0.20	0.12	0.20	0.17	0.06
Net realized and unrealized gain (loss) on investments	(11.44)	7.54	4.54	3.89	(1.61)
Total from investment operations	(11.24)	7.66	4.74	4.06	(1.55)
Distributions to shareholders from:
Net investment income	(0.17)	(0.20)	(0.21)	(0.16)	—
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.17)	(0.21)	(0.21)	(0.16)	—
Net asset value at end of period	$17.47	$28.88	$21.43	$16.90	$13.00
Share price at end of period***	$17.48
NET ASSET VALUE, TOTAL RETURN****	(39.06)%	35.87%	28.53%	31.52%	(10.68)%
SHARE PRICE TOTAL RETURN****	(38.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$279,490	$528,483	$394,320	$238,330	$49,384
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.69%	0.69%	0.70%	0.71%	0.70%†
Expenses, prior to (Waivers) and/or Recapture	0.71%	0.66%	0.72%	0.88%	0.97%†
Net investment income, after (Waivers) and/or Recapture	1.06%	0.42%	1.06%	1.18%	1.24%†
Portfolio turnover rate ††	20%	15%	17%	21%	9%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.03)	$0.03	$0.01	—	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $15.00 per share owned of Dean Foods Co. on April 2, 2007. Net investment loss per share and the ratio of net investment loss to average net assets excluding the special dividend were less than $0.005 and (0.11)%, respectively, for the year ended April 30, 2007.

See Notes to Financial Statements.

71

Financial Highlights (Continued)

PowerShares Listed Private Equity Portfolio

	Year Ended April 30,		For the Period October 24, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$20.27	$27.79	$25.09
Net investment income**	0.87	1.22	0.44
Net realized and unrealized gain (loss) on investments	(13.55)	(7.63)	2.60
Total from investment operations	(12.68)	(6.41)	3.04
Distributions to shareholders from:
Net investment income	(0.87)	(1.11)	(0.34)
Net asset value at end of period	$6.72	$20.27	$27.79
Share price at end of period***	$6.71
NET ASSET VALUE, TOTAL RETURN****	(64.23)%	(23.50)%	12.18%
SHARE PRICE TOTAL RETURN****	(64.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$60,476	$103,379	$150,078
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.70%	0.71%	0.71	%†
Expenses, prior to (Waivers) and/or Recapture	0.78%	0.72%	0.82	%†
Net investment income, after (Waivers) and/or Recapture	7.75%	5.04%	3.38	%†
Portfolio turnover rate ††	74%	30%	19%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.21	$(0.03)	$0.08

PowerShares Lux Nanotech Portfolio

	Year Ended April 30,			For the Period October 26, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$14.07	$17.48	$19.05	$15.32
Net investment income (loss)**	0.02	(0.03)	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	(6.50)	(3.38)	(1.55)	3.79
Total from investment operations	(6.48)	(3.41)	(1.57)	3.81
Distributions to shareholders from:
Net investment income	—	—	—	(0.01)
Return of capital	—	—	—	(0.07)
Total distributions	—	—	—	(0.08)
Net asset value at end of period	$7.59	$14.07	$17.48	$19.05
Share price at end of period***	$7.60
NET ASSET VALUE, TOTAL RETURN****	(46.06)%	(19.51)%	(8.24)%	24.94%
SHARE PRICE TOTAL RETURN****	(45.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$39,484	$84,428	$159,052	$112,416
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.70%	0.70%	0.71%	0.73%†
Expenses, prior to (Waivers) and/or Recapture	0.89%	0.73%	0.79%	0.83%†
Net investment income (loss), after (Waivers) and/or Recapture	0.17%	(0.17)%	(0.09)%	0.17%†
Portfolio turnover rate ††	50%	42%	16%	6%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$0.01	$(0.01)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

72

Financial Highlights (Continued)

PowerShares NASDAQ-100 BuyWrite Portfolio

	For the Period June 9, 2008* Through April 30, 2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.86
Net investment loss**	(0.01)
Net realized and unrealized loss on investments	(6.44)
Total from investment operations	(6.45)
Net asset value at end of period	$18.41
Share price at end of period***	$18.43
NET ASSET VALUE, TOTAL RETURN****	(25.95	)%(a)
SHARE PRICE TOTAL RETURN****	(25.87	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$5,524
Ratio to average net assets of:
Expenses	0.75	%†
Net investment loss	(0.07	)%†
Portfolio turnover rate ††	65%
Undistributed net investment loss included in price of units issued and redeemed**#	$(0.03)

PowerShares S&P 500 BuyWrite Portfolio

	Year Ended April 30, 2009	For the Period December 19, 2007* Through April 30, 2008
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.00	$24.97
Net investment income**	0.38	0.09
Net realized and unrealized loss on investments	(7.38)	(0.01)
Total from investment operations	(7.00)	0.08
Distributions to shareholders from:
Net investment income	(0.46)	(0.05)
Net asset value at end of period	$17.54	$25.00
Share price at end of period***	$17.59
NET ASSET VALUE, TOTAL RETURN****	(28.26)%	0.33	%(b)
SHARE PRICE TOTAL RETURN****	(28.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$84,211	$7,500
Ratio to average net assets of:
Expenses	0.75%	0.75	%†
Net investment income	2.09%	1.12	%†
Portfolio turnover rate ††	83%	10%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.05)	$0.09

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value, total return from Fund Inception (June 12, 2008, first day of trading on the Exchange) to April 30, 2009 was (23.83)%. The share price total return from Fund Inception to April 30, 2009 was (23.97)%.

(b)  The total return from Fund Inception (first day of trading on the Exchange) to April 30, 2008 was (0.19)%.

See Notes to Financial Statements.

73

Financial Highlights (Continued)

PowerShares Value Line Industry Rotation Portfolio

	Year Ended April 30,		For the Period December 1, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$27.90	$28.04	$25.19
Net investment income**	0.10	0.01	0.00	(a)
Net realized and unrealized gain (loss) on investments	(12.35)	(0.14)	2.86
Total from investment operations	(12.25)	(0.13)	2.86
Distributions to shareholders from:
Net investment income	(0.06)	(0.01)	0.00	(a)
Return of capital	—	0.00 (a)	(0.01)
Total distributions	(0.06)	(0.01)	(0.01)
Net asset value at end of period	$15.59	$27.90	$28.04
Share price at end of period***	$15.58
NET ASSET VALUE, TOTAL RETURN****	(43.93)%	(0.45)%	11.36%
SHARE PRICE TOTAL RETURN****	(43.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$26,508	$41,850	$33,650
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.70%	0.73%	0.75	%†
Expenses, prior to (Waivers) and/or Recapture	0.94%	0.95%	1.21	%†
Net investment income, after (Waivers) and/or Recapture	0.47%	0.03%	0.03	%†
Portfolio turnover rate ††	113%	77%	13%
Undistributed net investment income included in price of units issued and redeemed**#	$0.00 (a)	$0.00 (a)	$0.00	(a)

PowerShares Value Line TimelinessTM Select Portfolio

	Year Ended April 30,			For the Period December 6, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.76	$17.59	$17.09	$15.52
Net investment income (loss)**	0.04	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	(7.19)	(0.81)	0.51	1.59
Total from investment operations	(7.15)	(0.83)	0.50	1.57
Distributions to shareholders from:
Net investment income	(0.01)	—	—	—
Net asset value at end of period	$9.60	$16.76	$17.59	$17.09
Share price at end of period***	$9.60
NET ASSET VALUE, TOTAL RETURN****	(42.66)%	(4.72)%	2.93%	10.12%
SHARE PRICE TOTAL RETURN****	(42.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$71,048	$177,669	$272,608	$182,810
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.70%	0.70%	0.70%	0.71	%†
Expenses, prior to (Waivers) and/or Recapture	0.72%	0.70%	0.75%	0.78	%†
Net investment gain (loss), after (Waivers) and/or Recapture	0.27%	(0.12)%	(0.06)%	(0.30	)%†
Portfolio turnover rate ††	143%	101%	113%	39%
Undistributed net investment income included in price of units issued and redeemed**#	$0.00 (a)	$0.01	$0.00 (a)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

74

Financial Highlights (Continued)

PowerShares Water Resources Portfolio

	Year Ended April 30,			For the Period December 6, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$20.66	$19.20	$18.25	$15.32
Net investment income**	0.08	0.08	0.17	0.02
Net realized and unrealized gain (loss) on investments	(6.64)	1.46	0.95	2.94
Total from investment operations	(6.56)	1.54	1.12	2.96
Distributions to shareholders from:
Net investment income	(0.06)	(0.08)	(0.17)	(0.03)
Net asset value at end of period	$14.04	$20.66	$19.20	$18.25
Share price at end of period***	$14.02
NET ASSET VALUE, TOTAL RETURN****	(31.76)%	8.02%	6.26%	19.38%
SHARE PRICE TOTAL RETURN****	(31.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,220,027	$2,196,652	$1,606,782	$991,208
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.64%	0.64%	0.66%	0.67	%†
Expenses, prior to (Waivers) and/or Recapture	0.64%	0.63%	0.67%	0.70	%†
Net investment income, after (Waivers) and/or Recapture	0.49%	0.39%	0.96%	0.40	%†
Portfolio turnover rate ††	33%	23%	27%	2%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.01	$0.02	—

PowerShares WilderHill Clean Energy Portfolio

	Year Ended April 30,					For the Period March 3, 2005* Through
	2009	2008	2007		2006	April 30, 2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$20.94	$19.29	$22.38		$12.86	$15.61
Net investment income (loss)**	(0.02)	(0.07)	0.04		(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	(11.89)	1.72	(3.08)		9.59	(2.74)
Total from investment operations	(11.91)	1.65	(3.04)		9.52	(2.75)
Distributions to shareholders from:
Net investment income	—	—	(0.05)		—	—
Return of capital	—	—	0.00	(a)	—	—
Total distributions	—	—	(0.05)		—	—
Net asset value at end of period	$9.03	$20.94	$19.29		$22.38	$12.86
Share price at end of period***	$8.99
NET ASSET VALUE, TOTAL RETURN****	(56.88)%	8.55%	(13.58)%		74.03%	(17.59)%
SHARE PRICE TOTAL RETURN****	(57.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$658,400	$1,473,893	$914,345		$722,940	$27,012
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.69%	0.67%	0.70%		0.71%	0.70%†
Expenses, prior to (Waivers) and/or Recapture	0.69%	0.67%	0.69%		0.75%	1.35%†
Net investment income (loss), after (Waivers) and/or Recapture	(0.12)%	(0.32)%	0.24	%†††	(0.39)%	(0.31)%†
Portfolio turnover rate ††	41%	20%	41%		6%	9%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$(0.02)	$0.01		—	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

†††  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $6.72 per share owned of Scottish Power PLC ADR on May 18, 2006. Net investment loss per share and the ratio of net investment loss to average net assets excluding the special dividend were $(0.04) and (0.23)%, respectively, for the year ended April 30, 2007.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

75

Financial Highlights (Continued)

PowerShares WilderHill Progressive Energy Portfolio

	Year Ended April 30,		For the Period October 24, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$28.23	$28.63	$24.91
Net investment income**	0.13	0.09	0.06
Net realized and unrealized gain (loss) on investments	(10.91)	(0.36)	3.68
Total from investment operations	(10.78)	(0.27)	3.74
Distributions to shareholders from:
Net investment income	(0.07)	(0.12)	(0.02)
Return of capital	—	(0.01)	—
Total distributions	(0.07)	(0.13)	(0.02)
Net asset value at end of period	$17.38	$28.23	$28.63
Share price at end of period***	$17.38
NET ASSET VALUE, TOTAL RETURN****	(38.23)%	(0.96)%	15.01%
SHARE PRICE TOTAL RETURN****	(38.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$39,970	$62,097	$22,905
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.70%	0.73%	0.74	%†
Expenses, prior to (Waivers) and/or Recapture	0.86%	0.88%	1.09	%†
Net investment income, after (Waivers) and/or Recapture	0.62%	0.30%	0.45	%†
Portfolio turnover rate ††	32%	31%	12%
Undistributed net investment income included in price of units issued and redeemed**#	$0.00 (a)	$0.01	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

76

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the "Trust") was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of the year end, the Trust offered seventy-five portfolios. This report includes the following portfolios:

Fund Name	Short Name
PowerShares Aerospace & Defense Portfolio	"Aerospace & Defense Portfolio"

PowerShares CleantechTM Portfolio	"CleantechTM Portfolio"

PowerShares DWA Technical LeadersTM Portfolio	"DWA Technical LeadersTM Portfolio"

PowerShares Golden Dragon Halter USX	"Golden Dragon Halter USX China Porfolio" China Portfolio

PowerShares Listed Private Equity Portfolio	"Listed Private Equity Portfolio"

PowerShares Lux Nanotech Portfolio	"Lux Nanotech Portfolio"

PowerShares NASDAQ-100 BuyWrite Portfolio	"NASDAQ-100 BuyWrite Portfolio"

PowerShares S&P 500 BuyWrite Portfolio	"S&P 500 BuyWrite Portfolio"

PowerShares Value Line Industry	"Value Line Industry Rotation Portfolio" Rotation Portfolio

PowerShares Value Line TimelinessTM	"Value Line TimelinessTM Select Portfolio" Select Portfolio

PowerShares Water Resources Portfolio	"Water Resources Portfolio"

PowerShares WilderHill Clean Energy Portfolio	"WilderHill Clean Energy Portfolio"

PowerShares WilderHill Progressive	"WilderHill Progressive Energy Portfolio" Energy Portfolio

Each portfolio (the "Fund" or collectively the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund Shares". Each Fund's Shares are listed and traded on the NYSE Arca, Inc., except for Shares of the NASDAQ-100 BuyWrite Portfolio which are listed and traded on the NASDAQ Stock Market LLC.

The Funds' market prices may differ to some degree from the net asset value of the Shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at net asset value, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

Fund	Index
Aerospace & Defense Portfolio	SPADETM Defense Index

CleantechTM Portfolio	The Cleantech IndexTM

DWA Technical LeadersTM Portfolio	Dorsey Wright Technical LeadersTM Index

Golden Dragon Halter USX China Portfolio	Halter USX China IndexSM

Listed Private Equity Portfolio	Red Rocks Capital Listed Private Equity IndexSM

77

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Fund	Index
Lux Nanotech Portfolio	Lux Nanotech IndexTM

NASDAQ-100 BuyWrite Portfolio	CBOE NASDAQ-100 BuyWrite IndexTM

S&P 500 BuyWrite Portfolio	CBOE S&P 500 BuyWrite Index

Value Line Industry Rotation Portfolio	Value Line Industry Rotation Index

Value Line TimelinessTM Select Portfolio	Value Line TimelinessTM Select Index

Water Resources Portfolio	Palisades Water Index

WilderHill Clean Energy Portfolio	WilderHill Clean Energy Index

WilderHill Progressive Energy Portfolio	WilderHill Progressive Energy Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end of day net asset value per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are

78

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

A Fund may concentrate investments in a comparatively narrow segment of the economy. Consequently, such Fund may tend to be more volatile than other funds, and the value of the investments may tend to rise and fall more rapidly.

A Fund may invest a large percentage of its assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to Federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and Passive Foreign Investment Company adjustments, if any.

79

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

The Funds file tax returns in the United States Federal jurisdiction and certain other jurisdictions. Generally a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are calculated on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for S&P 500 BuyWrite Portfolio and NASDAQ-100 BuyWrite Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

The S&P 500 BuyWrite Portfolio and NASDAQ-100 BuyWrite Portfolio have agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay for substantially all expenses of the S&P 500 BuyWrite Portfolio and NASDAQ-100 BuyWrite Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period end.

G. Equalization

All Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholder's per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. Equalization is calculated on a per share basis whereby a portion of the proceeds from the sales and cost of repurchases of capital shares is applied to undistributed net investment income. The amount of equalization is disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued

80

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

or redeemed. The distributions to shareholders of amounts so applied may be deemed to be a return of capital for tax purposes to the extent that such distributions exceed taxable income.

H. Option Contracts Written

The S&P 500 BuyWrite Portfolio and NASDAQ-100 BuyWrite Portfolio may write (sell) call options against the portfolio through a "buy-write" strategy. A "buy-write," also called a covered call, generally is considered to be an investment strategy in which an investor buys a stock or basket of stocks, and also sells call options that correspond to the stock or basket of stocks. When a Fund writes (sells) call options, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written, the Fund gives the right to the purchaser of the option written by the Fund to receive a cash payment equal to the difference between the value of the index and the exercise price, if the value on the expiration date is above the exercise price. By writing written options, in return for the receipt of premiums, the Fund gives up the opportunity during the term of the option to profit from any price increase in the index above the option exercise price. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium received by the Fund. Therefore, the Fund, by writing covered call options, will give up the opportunity to benefit from potential increases in the value of the index above the exercise prices of the written options, but will continue to bear the risk of declines in the value of the index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund's ability to sell the underlying securities will be limited while the option is in effect unless the Fund extinguishes the option position, through the purchase of an offsetting identical option prior to the expiration of the written option.

NASDAQ-100 BuyWrite Portfolio

	Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Written	320	1,487,301
Closed	(118)	(586,141)
Exercised	—	—
Expired	(150)	(726,109)
End of period	52	$175,051

	Open Options Written at Period End
	Contract Month	Strike Price	Number of Contracts	Premiums Received	Value	Unrealized Depreciation
Call Option Mini-NASDAQ-100 Index	May-09	$135	40	$4,801	$(7,656)	$(2,855)
Call Option NASDAQ-100 Index	May-09	1,350	12	170,250	(256,400)	(86,150)
			52	$175,051	$(264,056)	$(89,005)

81

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

S&P 500 BuyWrite Portfolio

	Transactions During the Year
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of year	63	$144,450
Written	7,665	27,883,340
Closed	(3,367)	(12,064,034)
Exercised	—	—
Expired	(3,368)	(13,005,803)
End of year	993	$2,957,953

	Open Options Written at Year End
	Contract Month	Strike Price	Number of Contracts	Premiums Received	Value	Unrealized Appreciation
Call Option S&P 500 Index	May-09	$865	993	$2,957,953	$(2,646,345)	$311,608

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser under which the Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund (except for S&P 500 BuyWrite Portfolio and NASDAQ-100 BuyWrite Portfolio) agreed to pay the Adviser an annual fee of 0.50% of the Fund's average daily net assets. The S&P 500 BuyWrite Portfolio and NASDAQ-100 BuyWrite Portfolio each have agreed to pay the Adviser an annual unitary management fee of 0.75% of its average daily net assets and the Adviser has agreed to pay for substantially all expenses of S&P 500 BuyWrite Portfolio and NASDAQ-100 BuyWrite Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees and distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the "Excess Expense Agreement") with the Trust, under which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (except for S&P 500 BuyWrite Portfolio and NASDAQ-100 BuyWrite Portfolio) (excluding interest expense, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes and extraordinary expenses) from exceeding 0.60% of the Fund's average daily net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Funds' shares offered for sale; (b) Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange.

The Excess Expense Agreement provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

82

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

The Excess Expense Agreement does not apply to the S&P 500 BuyWrite Portfolio and NASDAQ-100 BuyWrite Portfolio.

The net amount of fees waived and other expenses assumed by the Adviser and the amount of recapture paid to the Adviser pursuant to the Excess Expense Agreement are collectively referred to as "(Waivers) and/or Recapture". The net amounts of (Waivers) and/or Recapture for the year ended April 30, 2009 are shown on the Statements of Operations.

The amounts available for potential future recapture by the Adviser under the Excess Expense Agreement and the expiration schedule at April 30, 2009 are as follows:

	Total Potential	Potential Recapture Amounts Expiring
	Recapture Amounts	04/30/10	04/30/11	04/30/12
Aerospace & Defense Portfolio	$96,383	$44,793	$11,853	$39,737
CleantechTM Portfolio	171,946	42,717	57,688	71,541
DWA Technical LeadersTM Portfolio	179	—	—	179
Golden Dragon Halter USX China Portfolio	115,877	—	—	115,877
Listed Private Equity Portfolio	114,305	21,562	24,401	68,342
Lux Nanotech Portfolio	260,088	103,506	41,389	115,193
Value Line Industry Rotation Portfolio	216,761	33,149	92,038	91,574
Value Line TimelinessTM Select Portfolio	137,035	69,680	24,331	43,024
WilderHill Clean Energy Portfolio	90,586	—	—	90,586
WilderHill Progressive Energy Portfolio	196,494	38,721	79,132	78,641

The Trust has entered into a Distribution Agreement with Invesco Aim Distributors, Inc. (the "Distributor"), which serves as the Distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in Shares.

The Adviser has entered into a licensing agreement for each Fund with the following Licensors:

Fund	Licensor
Aerospace & Defense Portfolio	International Space Business Council

CleantechTM Portfolio	Cleantech Capital Indices LLC

DWA Technical LeadersTM Portfolio	Dorsey Wright & Associates, Inc.

Golden Dragon Halter USX China Portfolio	Halter Financial Group, Inc.

Listed Private Equity Portfolio	Red Rocks Capital Partners LLC

Lux Nanotech Portfolio	Lux Research, Inc.

NASDAQ-100 BuyWrite Portfolio	NASDAQ OMX Group, Inc.

S&P 500 BuyWrite Portfolio	Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc.

Value Line Industry Rotation Portfolio	Value Line Publishing, Inc.

Value Line TimelinessTM Select Portfolio	Value Line Publishing, Inc.

Water Resources Portfolio	Hydrogen Ventures

WilderHill Clean Energy Portfolio	WilderShares, LLC

WilderHill Progressive Energy Portfolio	WilderShares, LLC

83

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

The index name trademarks are owned by the respective Licensors. These trademarks have been licensed to the Adviser for use with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in any of these Funds. The Trust has entered into a sub-licensing agreement under which the Funds (other than the NASDAQ-100 BuyWrite Portfolio and S&P 500 BuyWrite Portfolio) are required to pay the sub-licensing fees which are shown on the Statements of Operations.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accounting and transfer agent for each Fund.

The custodian has agreed to provide overdraft protection to the Funds according to the terms of the service agreement.

Note 4. Additional Valuation Information

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of the end of the reporting period, April 30, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

84

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Aerospace & Defense Portfolio	$116,543,025	$—	$—	$116,543,025
CleantechTM Portfolio	66,314,698	45,318,122	—	111,632,820
DWA Technical LeadersTM Portfolio	138,659,564	—	—	138,659,564
Golden Dragon Halter USX China Portfolio	279,247,708	—	—	279,247,708
Listed Private Equity Portfolio	61,819,909	—	—	61,819,909
Lux Nanotech Portfolio	39,562,835	—	—	39,562,835
NASDAQ-100 BuyWrite Portfolio	5,790,192	—	—	5,790,192
S&P 500 BuyWrite Portfolio	86,816,105	—	—	86,816,105
Value Line Industry Rotation Portfolio	26,620,420	—	—	26,620,420
Value Line TimelinessTM Select Portfolio	71,036,873	—	—	71,036,873
Water Resources Portfolio	1,219,913,222	—	—	1,219,913,222
WilderHill Clean Energy Portfolio	658,445,048	—	—	658,445,048
WilderHill Progressive Energy Portfolio	39,973,910	—	—	39,973,910
	Other Investments*
	Level 1	Level 2	Level 3	Total
Aerospace & Defense Portfolio	$—	$—	$—	$—
CleantechTM Portfolio	—	—	—	—
DWA Technical LeadersTM Portfolio	—	—	—	—
Golden Dragon Halter USX China Portfolio	—	—	—	—
Listed Private Equity Portfolio	—	—	—	—
Lux Nanotech Portfolio	—	—	—	—
NASDAQ-100 BuyWrite Portfolio	(89,005)	—	—	(89,005)
S&P 500 BuyWrite Portfolio	(311,608)	—	—	(311,608)
Value Line Industry Rotation Portfolio	—	—	—	—
Value Line TimelinessTM Select Portfolio	—	—	—	—
Water Resources Portfolio	—	—	—	—
WilderHill Clean Energy Portfolio	—	—	—	—
WilderHill Progressive Energy Portfolio	—	—	—	—

* Other investments include written options which are included at unrealized appreciation (depreciation).

Note 5. Investments in Affiliates

The 1940 Act defines "affiliate" to include issuers of which a fund holds 5% or more of the outstanding voting securities. The following is a summary of the transactions with affiliates for the year ended April 30, 2009.

85

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Water Resources Portfolio

	Value April 30, 2008	Purchase at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Loss	Value April 30, 2009	Dividend Income
Ameron International Corp.	$69,579,307	$27,269,038	$(22,247,141)	$(27,816,180)	$(281,487)	$46,503,537	$910,625
Badger Meter, Inc.	67,874,182	1,932,412	(826,130)	(16,727,024)	(400,252)	51,853,188	553,890
Consolidated Water Co., Inc.	21,593,994	14,731,985	(7,776,369)	(5,361,804)	(5,672,831)	17,514,975	262,496
Franklin Electric Co., Inc.	62,894,638	19,647,728	(27,238,167)	(15,042,563)	(4,261,033)	36,000,603	768,534
Gorman-Rupp (The) Co.	54,129,757	9,738,775	(11,145,345)	(20,261,200)	(469,408)	31,992,579	607,851
Insituform Technologies, Inc., Class A	41,786,918	4,059,795	(8,445,910)	776,355	(3,581,211)	34,595,947	—
Layne Christensen Co.	70,509,913	24,088,801	(24,815,355)	(32,169,274)	(1,399,171)	36,214,914	—
Lindsay Corp.	90,551,603	18,822,806	(2,210,425)	(61,303,371)	(2,815,492)	43,045,121	292,180
Mueller Water Products, Inc., Class A*	54,985,675	41,184,926	(26,258,279)	3,715,049	(30,080,345)	43,547,026	109,073
Northwest Pipe Co.	—	36,968,691	(1,329,011)	(3,634,179)	(512,677)	31,492,824	—
Watts Water Technologies, Inc., Class A	54,232,903	23,050,998	(30,533,920)	130,996	(7,651,622)	39,229,355	905,542
Total Investments in Affiliates	$588,138,890	$221,495,955	$(162,826,052)	$(177,693,195)	$(57,125,529)	$411,990,069	$4,410,191

* formerly Mueller Water Products, Inc., Class B

WilderHill Clean Energy Portfolio

	Value April 30, 2008	Purchase at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2009	Dividend Income
Echelon Corp.	$35,615,065	$8,808,660	$(19,255,539)	$8,624,753	$(16,423,853)	$17,369,086	$—
Evergreen Solar, Inc.	43,649,149	25,942,094	(23,523,250)	(11,685,251)	(14,132,318)	20,250,424	—
Fuel Systems Solutions, Inc.	24,240,568	18,175,750	(34,209,514)	(83,517)	14,952,004	23,075,291	—
Raser Technologies, Inc.	17,252,858	36,144,574	(10,286,164)	(14,725,194)	(13,077,841)	15,308,233	—
Spire Corp.	3,180,344	5,553,367	(990,818)	(1,660,904)	(1,119,900)	4,962,089	—
Universal Display Corp.	38,916,173	14,472,163	(21,902,743)	(303,064)	(9,723,231)	21,459,298	—
US Geothermal, Inc.	—	11,849,704	(2,399,580)	(1,295,243)	(5,119,791)	3,035,090	—
Valence Technology, Inc.	—	44,089,974	(6,932,629)	(12,590,796)	(4,932,445)	19,634,104	—
Zoltek Cos., Inc.	43,639,827	17,087,551	(14,035,873)	(10,093,547)	(20,931,448)	15,666,510	—
Total Investments in Affiliates	$206,493,984	$182,123,837	$(133,536,110)	$(43,812,763)	$(70,508,823)	$140,760,125	$—

86

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

The Fund's Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from the investment in Invesco Ltd. for the year ended April 30, 2009.

S&P 500 BuyWrite Portfolio

	Value April 30, 2008	Purchase at Cost	Proceeds from Sales	Change in Unrealized Depreciation	Realized Loss	Value April 30, 2009	Dividend Income
Invesco Ltd.	$—	$104,280	$(26,737)	$(10,229)	$(3,532)	$63,782	$688

Note 6. Federal Income Tax

At April 30, 2009, the costs of investments on a tax basis including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period were as follows:

Cost
Aerospace & Defense Portfolio	$200,141,168
CleantechTM Portfolio	161,868,177
DWA Technical LeadersTM Portfolio	140,722,795
Golden Dragon Halter USX China Portfolio	476,429,138
Listed Private Equity Portfolio	151,303,981
Lux Nanotech Portfolio	73,077,021
NASDAQ-100 BuyWrite Portfolio	5,701,187
S&P 500 BuyWrite Portfolio	87,127,713
Value Line Industry Rotation Portfolio	26,078,838
Value Line TimelinessTM Select Portfolio	69,149,149
Water Resources Portfolio	1,608,998,610
WilderHill Clean Energy Portfolio	1,106,052,185
WilderHill Progressive Energy Portfolio	54,163,905

At April 30, 2009, the components of accumulated earnings/loss on tax-basis were as follows:

	Accumulated Earnings	Other Temporary Differences	Net Accumulated Capital and other Gains (Losses)	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Accumulated Earnings (Loss)
Aerospace & Defense Portfolio	$403,011	$(7,261)	$(12,622,538)	$(83,598,143)	$134,686	$(83,732,829)	$(95,824,931)
CleantechTM Portfolio	95,439	(4,685)	(33,254,878)	(50,235,511)	947,060	(51,182,571)	(83,399,635)
DWA Technical LeadersTM Portfolio	511,998	(7,999)	(152,160,498)	(2,063,231)	10,376,967	(12,440,198)	(153,719,730)
Golden Dragon Halter USX China Portfolio	524,082	(11,883)	(73,907,397)	(197,181,430)	7,767,278	(204,948,708)	(270,576,628)
Listed Private Equity Portfolio	230,687	(4,525)	(30,654,442)	(89,484,072)	362,163	(89,846,235)	(119,912,352)
Lux Nanotech Portfolio	101,214	(4,090)	(42,864,631)	(33,514,186)	892,011	(34,406,197)	(76,281,693)
NASDAQ-100 BuyWrite Portfolio	—	—	(406,407)	—	363,956	(363,956)	(406,407)
S&P 500 BuyWrite Portfolio	190,870	—	(13,224,876)	—	10,484,664	(10,484,664)	(13,034,006)

87

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

	Accumulated Earnings	Other Temporary Differences	Net Accumulated Capital and other Gains (Losses)	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Accumulated Earnings (Loss)
Value Line Industry Rotation Portfolio	$77,897	$(3,244)	$(25,235,032)	$541,582	$2,367,546	$(1,825,964)	$(24,618,797)
Value Line TimelinessTM Select Portfolio	237,807	(5,626)	(125,736,301)	1,887,724	6,684,054	(4,796,330)	(123,616,396)
Water Resources Portfolio	2,306,444	(40,918)	(291,244,810)	(389,085,388)	52,457,447	(441,542,835)	(678,064,672)
WilderHill Clean Energy Portfolio	—	(25,802)	(793,179,690)	(447,607,137)	6,362,142	(453,969,279)	(1,240,812,629)
WilderHill Progressive Energy Portfolio	136,222	(3,513)	(18,729,463)	(14,189,995)	797,566	(14,987,561)	(32,786,749)

Distributions to Shareholders

The tax character of distributions paid during the year ended April 30, 2009 was as follows:

	Year Ended April 30, 2009	Year Ended April 30, 2008
	Distributions paid from Ordinary Income	Distributions paid from Ordinary Income
Aerospace & Defense Portfolio	$1,446,628	$597,944
DWA Technical LeadersTM Portfolio	486,080	105,514
Golden Dragon Halter USX China Portfolio	2,867,142	3,881,852
Listed Private Equity Portfolio	6,364,696	6,147,694
S&P 500 BuyWrite Portfolio	887,380	10,500
Value Line Industry Rotation Portfolio	100,862	19,266
Value Line TimelinessTM Select Portfolio	95,040	—
Water Resources Portfolio	6,232,539	7,498,823
WilderHill Progressive Energy Portfolio	175,935	193,423
	Year Ended April 30, 2009	Year Ended April 30, 2008
	Distributions paid from Return of Capital	Distributions paid from Return of Capital
DWA Technical LeadersTM Portfolio	$—	$57,242
Golden Dragon Halter USX China Portfolio	—	198,502
Value Line Industry Rotation Portfolio	—	1,384
WilderHill Progressive Energy Portfolio	—	9,290

At April 30, 2009, for Federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The use of some portion of the capital loss carryforward by any one Fund may be limited by Federal tax rules. Among others, certain rules limit the use of the carryforward when there has been a greater than fifty percent change in ownership of a Fund.

88

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

	Year of Expiration				Total
	2014	2015	2016	2017	Amounts
Aerospace & Defense Portfolio	$—	$104,662	$2,374,303	$7,470,897	$9,949,862
CleantechTM Portfolio	—	—	1,171,839	14,341,075	15,512,914
DWA Technical LeadersTM Portfolio	—	—	5,046,566	92,771,702	97,818,268
Golden Dragon Halter USX China Portfolio	1,018,146	3,128,677	1,235,904	22,836,421	28,219,148
Listed Private Equity Portfolio	—	—	4,388,498	8,910,720	13,299,218
Lux Nanotech Portfolio	—	3,986,980	793,005	27,406,131	32,186,116
NASDAQ-100 BuyWrite Portfolio	—	—	—	406,407	406,407
S&P 500 BuyWrite Portfolio	—	—	—	10,526,359	10,526,359
Value Line Industry Rotation Portfolio	—	—	3,798,072	6,546,039	10,344,111
Value Line TimelinessTM Select Portfolio	—	28,753,751	21,013,690	37,241,965	87,009,406
Water Resources Portfolio	—	11,876,489	3,553,481	93,208,162	108,638,132
WilderHill Clean Energy Portfolio	2,098,368	89,533,576	44,707,703	261,712,498	398,052,145
WilderHill Progressive Energy Portfolio	—	—	179,432	8,319,827	8,499,259

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year.

During the year ended April 30, 2009, the Funds incurred and will elect to defer net capital losses as follows:

Post-October Losses
Aerospace & Defense Portfolio	$2,672,676
CleantechTM Portfolio	17,741,964
DWA Technical LeadersTM Portfolio	54,342,230
Golden Dragon Halter USX China Portfolio	45,688,249
Listed Private Equity Portfolio	17,355,224
Lux Nanotech Portfolio	10,678,515
S&P 500 BuyWrite Portfolio	2,698,517
Value Line Industry Rotation Portfolio	14,890,921
Value Line TimelinessTM Select Portfolio	38,726,895
Water Resources Portfolio	182,606,678
WilderHill Clean Energy Portfolio	395,127,545
WilderHill Progressive Energy Portfolio	10,230,204

In order to present shares of beneficial interest and accumulated net realized gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to shares of beneficial interest, undistributed net investment income or loss and accumulated net realized gain or loss on investments. These differences are primarily due to redemptions-in-kind, investments in partnerships, wash sales, book equalization, and net operating losses, if any. These adjustments have no effect on net assets. For the year ended April 30, 2009, the adjustments were as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Shares of Beneficial Interest
Aerospace & Defense Portfolio	$109,833	$13,314,423	$(13,424,256)
CleantechTM Portfolio	344,783	(7,106,889)	6,762,106
DWA Technical LeadersTM Portfolio	380,236	52,092,024	(52,472,260)

89

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Shares of Beneficial Interest
Golden Dragon Halter USX China Portfolio	$415,792	$20,146,616	$(20,562,408)
Listed Private Equity Portfolio	(2,348,263)	19,910,520	(17,562,257)
Lux Nanotech Portfolio	(4,781)	2,493,535	(2,488,754)
NASDAQ-100 BuyWrite Portfolio	6,900	—	(6,900)
S&P 500 BuyWrite Portfolio	237,988	(124,762)	(113,226)
Value Line Industry Rotation Portfolio	7,384	5,648,847	(5,656,231)
Value Line TimelinessTM Select Portfolio	31,377	11,735,654	(11,767,031)
Water Resources Portfolio	692,733	18,841,548	(19,534,281)
WilderHill Clean Energy Portfolio	1,180,982	12,782,089	(13,963,071)
WilderHill Progressive Energy Portfolio	(6,067)	3,664,211	(3,658,144)

Note 7. Investment Transactions

For the year ended April 30, 2009, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Aerospace & Defense Portfolio	$14,718,723	$14,003,414
CleantechTM Portfolio	84,906,914	84,191,002
DWA Technical LeadersTM Portfolio	230,450,413	230,296,190
Golden Dragon Halter USX China Portfolio	67,778,315	66,493,719
Listed Private Equity Portfolio	66,142,242	61,038,572
Lux Nanotech Portfolio	30,352,596	29,222,048
NASDAQ-100 BuyWrite Portfolio	4,198,958	2,125,693
S&P 500 BuyWrite Portfolio	51,708,689	39,571,465
Value Line Industry Rotation Portfolio	42,675,703	42,154,854
Value Line TimelinessTM Select Portfolio	173,899,579	182,307,311
Water Resources Portfolio	559,775,452	582,410,049
WilderHill Clean Energy Portfolio	416,270,066	399,527,879
WilderHill Progressive Energy Portfolio	16,414,237	16,698,319

For the year ended April 30, 2009, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
Aerospace & Defense Portfolio	$28,029,465	$86,269,299
CleantechTM Portfolio	107,941,478	39,364,336
DWA Technical LeadersTM Portfolio	256,996,353	291,221,200
Golden Dragon Halter USX China Portfolio	125,744,013	178,932,925
Listed Private Equity Portfolio	74,094,483	27,317,108
Lux Nanotech Portfolio	17,582,776	27,330,941
NASDAQ-100 BuyWrite Portfolio	4,146,823	—
S&P 500 BuyWrite Portfolio	104,537,839	21,668,499
Value Line Industry Rotation Portfolio	73,444,395	64,324,677

90

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

	Securities Received	Securities Delivered
Value Line TimelinessTM Select Portfolio	$228,742,937	$258,340,915
Water Resources Portfolio	307,412,134	512,794,505
WilderHill Clean Energy Portfolio	451,150,301	413,840,105
WilderHill Progressive Energy Portfolio	38,709,631	27,109,704

Gains on in-kind transactions are generally not considered taxable gains for Federal income tax purposes.

Note 8. Trustees' Fees

The Funds compensate each Trustee who is not an employee of the Adviser or its affiliates. With respect to S&P 500 BuyWrite Portfolio and NASDAQ-100 BuyWrite Portfolio, the Adviser, as result of the unitary management fee, pays for such compensation. The "Interested" Trustee of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a Trustee who is not an "interested person" (as defined in the 1940 Act) (an "Independent Trustee") and has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in selected PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the shares selected, and the value decreases with distributions or with declines in the value of the shares selected.

Note 9. Capital

Shares are created and redeemed by the Trust only in Creation Unit size aggregations of 100,000. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of each Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

Note 10. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

91

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 11. New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently in the process of determining the impact of the standard on the S&P 500 BuyWrite Portfolio and NASDAQ-100 BuyWrite Portfolio financial statements and currently intends for the Funds to adopt FAS 161 provisions during the year ended April 30, 2010.

92

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios indicated in Note 1 of the financial statements (each a portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the "Trust") at April 30, 2009, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 25, 2009

93

Supplemental Information

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2009:

Federal and State Income Tax

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
Aerospace & Defense Portfolio	100%	100%
CleantechTM Portfolio	0%	0%
DWA Technical LeadersTM Portfolio	100%	100%
Golden Dragon Halter USX China Portfolio	100%	0%
Listed Private Equity Portfolio	100%	100%
Lux Nanotech Portfolio	0%	0%
NASDAQ-100 BuyWrite Portfolio	0%	0%
S&P 500 BuyWrite Portfolio	0%	0%
Value Line Industry Rotation Portfolio	100%	100%
Value Line TimelinessTM Select Portfolio	100%	100%
Water Resources Portfolio	100%	100%
WilderHill Clean Energy Portfolio	0%	0%
WilderHill Progressive Energy Portfolio	100%	88%

* The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

94

Supplemental Information (Continued)

Trustees and Officers

The Independent Trustees, the Trustee who is affiliated with the Adviser (the "Management Trustee") and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

Name, Address, and Age Independent Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Ronn R. Bagge 51 YQA Capital Management, LLC 1755 S. Naperville Road Suite 100 Wheaton, IL 60187	Trustee	Since 2003	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	119	None

Marc M. Kole 48 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Vice President of Finance and Accounting, Hope Network (social services) (November 2008-Present); formerly Assistant Vice President and Controller, Priority Health (health insurance) (September 2005-April 2008); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	119	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

95

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age Independent Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Philip M. Nussbaum 47 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (November 2004-Present); formerly Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-1999)	119	None

Donald H. Wilson 49 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	President and Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (August 2007-April 2009), formerly Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (February 2006-August 2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995-February 2006)	119	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

96

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age of Management Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
H. Bruce Bond** 45 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chairman of the Board, Trustee and President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly Manager, Nuveen Investments (April 1998-August 2002)	119	None

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at 800.337.4246.

  *  This is the date the Management Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Each officer serves a one year term, until his successor is elected.

  **  "Interested person" as defined in Section 2(a)(19) of the 1940 Act.

  ***  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

97

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age of Officers	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan 54 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer and Treasurer Since 2006 Secretary Since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (September 2005-Present); formerly Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin R. Gustafson 43 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2004	General Counsel, Invesco PowerShares Capital Management LLC (September 2004-Present); formerly Chief Compliance Officer, Invesco PowerShares Capital Management LLC (September 2004-April 2008)

John W. Southard, Jr., CFA, MBA 39 Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly, Treasurer of the Trust (April 2003-April 2006); Senior Equity Analyst, Charles Schwab & Company (May 2001-August 2002)

  *  This is the period for which the Officers began serving the Trust. Each Officer serves one year term, until his successor is elected.

98

Board Considerations Regarding Continuation of Investment
Advisory Agreement

At a meeting held on April 16, 2009, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following 70 series (each, a "Fund" and collectively, the "Funds"):

PowerShares Dynamic Market Portfolio

PowerShares Dynamic OTC Portfolio

PowerShares Golden Dragon Halter USX China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Mid Cap Growth Portfolio

PowerShares Dynamic Mid Cap Value Portfolio

PowerShares Dynamic Small Cap Growth Portfolio

PowerShares Dynamic Small Cap Value Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Zacks Micro Cap Portfolio

PowerShares Aerospace & Defense Portfolio

PowerShares Dynamic Hardware & Consumer Electronics Portfolio

PowerShares Dynamic Telecommunications & Wireless Portfolio

PowerShares Value Line Timeliness Select Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares High Growth Rate Dividend AchieversTM Portfolio

PowerShares Zacks Small Cap Portfolio

PowerShares Dynamic Building and Construction Portfolio

PowerShares Dynamic Energy Exploration and Production Portfolio

PowerShares Dynamic Insurance Portfolio

PowerShares Dynamic Oil and Gas Services Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Utilities Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Water Resources Portfolio

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Financials Sector Portfolio

PowerShares Dynamic Healthcare Sector Portfolio

PowerShares Dynamic Industrials Sector Portfolio

PowerShares Dynamic Large Cap Portfolio

PowerShares Dynamic MagniQuant Portfolio

PowerShares Dynamic Mid Cap Portfolio

PowerShares Dynamic Small Cap Portfolio

PowerShares Dynamic Technology Sector Portfolio

PowerShares Buyback AchieversTM Portfolio

PowerShares FTSE RAFI Basic Materials Sector Portfolio

PowerShares FTSE RAFI Consumer Goods Sector Portfolio

PowerShares FTSE RAFI Consumer Services Sector Portfolio

PowerShares FTSE RAFI Energy Sector Portfolio

PowerShares FTSE RAFI Financials Sector Portfolio

PowerShares FTSE RAFI Health Care Sector Portfolio

PowerShares FTSE RAFI Industrials Sector Portfolio

PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio

99

Board Considerations Regarding Continuation of Investment
Advisory Agreement (Continued)

PowerShares FTSE RAFI Utilities Sector Portfolio

PowerShares Cleantech Portfolio

PowerShares Dynamic Aggressive Growth Portfolio

PowerShares Dynamic Banking Portfolio

PowerShares Dynamic Basic Materials Sector Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Consumer Staples Sector Portfolio

PowerShares Dynamic Healthcare Services Portfolio

PowerShares Dynamic Deep Value Portfolio

PowerShares Financial Preferred Portfolio

PowerShares Listed Private Equity Portfolio

PowerShares DWA Technical Leaders Portfolio

PowerShares Value Line Industry Rotation Portfolio

PowerShares WilderHill Progressive Energy Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indices through December 31, 2008. The Trustees also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance, and the Adviser's analysis of the tracking error between each Fund and its underlying index. The Trustees noted that each Fund's correlation was within the targeted range set forth in the Trust's registration statement and that, for each Fund other than PowerShares Financial Preferred Portfolio, the tracking error was within the targeted range set forth in the Trust's registration statement. The Trustees reviewed the reasons for PowerShares Financial Preferred Portfolio's tracking error. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

100

Board Considerations Regarding Continuation of Investment
Advisory Agreement (Continued)

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's expense ratio and advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

•  0.50% of the Fund's average net assets, for each Fund other than PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio;

•  0.40% of the Fund's average net assets, for each of PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio; and

•  0.29% of the Fund's average net assets, for each of PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the Trustees noted that the advisory fee for each of these Funds was reduced to 0.29% effective November 1, 2008).

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an "Expense Cap") to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund's average daily net assets, at least until August 31, 2010, as set forth below:

•  0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares Dynamic OTC Portfolio and PowerShares Dynamic Market Portfolio;

•  0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

•  0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares FTSE RAFI Basic Materials

101

Board Considerations Regarding Continuation of Investment
Advisory Agreement (Continued)

Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the Trustees noted that, effective November 1, 2008, the Expense Cap for each of these Funds changed from 0.60% to 0.39%); and

•  0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not manage any funds other than the Funds and other ETFs overseen by the Board. The Trustees noted that each Fund's advisory fee was:

•  higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Financial Preferred Portfolio, PowerShares Golden Dragon Halter USX China Portfolio and PowerShares International Dividend AchieversTM Portfolio, which was lower than the median advisory fee of its ETF peer funds); and

•  higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares DWA Technical Leaders Portfolio, PowerShares Dynamic Aggressive Growth Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio and PowerShares Value Line Timeliness Select Portfolio, which was lower than the median advisory fee of its open-end index peer funds, and there was no comparable data for PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio or PowerShares Golden Dragon Halter USX China Portfolio); but

•  lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indices, which generally require more frequent rebalancing of the portfolios, the distinguishing factors of the Funds, and the higher administrative, operational and management oversight costs for the Adviser. With respect to the Funds' expense ratios, the Trustees noted that the net expense ratio for each Fund was:

•  higher than the median expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares Dynamic OTC Portfolio, PowerShares Financial Preferred Portfolio and PowerShares International Dividend AchieversTM Portfolio, which was less than the median expense ratio of its ETF peer funds, and the net expense ratio of each of PowerShares Dynamic Aggressive Growth Portfolio and PowerShares Dynamic Market Portfolio, which was equal to the median expense ratio of its ETF peer funds); and

•  higher than the median expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares DWA Technical Leaders Portfolio, PowerShares Dynamic Aggressive

102

Board Considerations Regarding Continuation of Investment
Advisory Agreement (Continued)

Growth Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Financials Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares Listed Private Equity Portfolio and PowerShares Value Line Timeliness Select Portfolio, which was lower than the median expense ratio of its open-end index peer funds, and there was no comparable data for PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio or PowerShares Golden Dragon Halter USX China Portfolio); but

•  lower than the median expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund's Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund's expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund's Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

103

Board Considerations Regarding Continuation of Investment
Advisory Agreement (Continued)

At a meeting held on April 16, 2009, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following five series (each, a "Fund" and collectively, the "Funds"):

PowerShares FTSE NASDAQ Small Cap Portfolio

PowerShares NASDAQ Internet Portfolio

PowerShares NASDAQ-100 BuyWrite Portfolio

PowerShares NXQ Portfolio

PowerShares S&P 500 BuyWrite Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indices through December 31, 2008. The Trustees also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance, and the Adviser's analysis of the tracking error between each Fund and its underlying index. The Trustees noted that, in each case, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust's registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's total expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that

104

Board Considerations Regarding Continuation of Investment
Advisory Agreement (Continued)

the annual unitary advisory fee is 0.70% for each of PowerShares FTSE NASDAQ Small Cap Portfolio and PowerShares NXQ Portfolio, 0.60% for PowerShares NASDAQ Internet Portfolio and 0.75% for each of PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio, and that the Adviser pays all other expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest and extraordinary expenses.

The Trustees noted that the Adviser represented that it does not manage any funds other than the Funds and other ETFs overseen by the Board. The Trustees noted that: the advisory fee for PowerShares FTSE NASDAQ Small Cap Portfolio was higher than the median expense ratios of its ETF peer funds and open-end index peer funds, but lower than the median expense ratio of its open-end actively-managed peer funds; the advisory fee for PowerShares NASDAQ Internet Portfolio was equal to or lower than the median expense ratio for each peer group; no comparable ETF peer fund information was available for PowerShares NASDAQ-100 BuyWrite Portfolio or PowerShares S&P 500 BuyWrite Portfolio, but the advisory fee for each of these Funds was lower than the median expense ratios of their open-end index peer funds and open-end actively-managed peer funds; and the advisory fee for PowerShares NXQ Portfolio was higher than the median expense ratio of its ETF peer funds, but lower than the median expense ratios of its open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that each Fund's advisory fee was reasonable because of the complexity of the indices, which generally require more frequent rebalancing of the portfolios, the distinguishing factors of the Funds and the higher administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund's advisory fee was attributable to a license fee payable out of the unitary fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees reviewed the overall profitability of the Adviser and noted that the Adviser, to date, had incurred a loss from its relationship with the Funds.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size and expense ratio. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary fee provides certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

105

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Funds' proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 337-4246. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 337-4246; or (ii) accessing the Funds' Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

There are risks involved in investing in exchange-traded funds ("ETFs"), including possible loss of money. Investing in securities of small and medium sized companies involves greater risk than is customarily associated with investing in more established companies, and investments in concentrated industry sectors involve greater risks than investments that are more diversified. Index-based ETFs are not actively managed. Actively-managed ETFs do not necessarily seek to replicate the performance of a specific index. Both index-based and actively-managed ETFs are subject to risks similar to stocks, including those related to short selling and margin maintenance. PowerShares ETFs are not FDIC insured, may lose value and have no bank guarantee. PowerShares is a registered trademark of Invesco PowerShares Capital Management LLC. Past performance is not a guarantee of future results.

Invesco Aim Distributors, Inc. is the distributor of the PowerShares Exchange-Traded Fund Trust.

An investor should consider each PowerShares ETF's investment objective, risks, charges and expenses carefully before investing. For more complete information about PowerShares ETFs call Invesco Aim Distributors, Inc. at (800) 337-4246 or visit our website invescopowershares.com for a prospectus. Please read the prospectus carefully before investing.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2009 Invesco PowerShares Capital Management LLC  P-PS-AR-4

2009 Annual Report to Shareholders

April 30, 2009

PowerShares Dynamic Banking Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Building & Construction Portfolio

PowerShares Dynamic Energy Exploration & Production Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Hardware & Consumer Electronics Portfolio

PowerShares Dynamic Healthcare Services Portfolio

PowerShares Dynamic Insurance Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Oil & Gas Services Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

The Market Environment	2

Manager's Analysis	4

Frequency Distribution of Discounts & Premiums	36

Fees and Expenses	38

Industry Portfolios

Schedules of Investments

PowerShares Dynamic Banking Portfolio	40

PowerShares Dynamic Biotechnology & Genome Portfolio	41

PowerShares Dynamic Building & Construction Portfolio	42

PowerShares Dynamic Energy Exploration & Production Portfolio	43

PowerShares Dynamic Food & Beverage Portfolio	44

PowerShares Dynamic Hardware & Consumer Electronics Portfolio	45

PowerShares Dynamic Healthcare Services Portfolio	46

PowerShares Dynamic Insurance Portfolio	47

PowerShares Dynamic Leisure and Entertainment Portfolio	48

PowerShares Dynamic Media Portfolio	49

PowerShares Dynamic Networking Portfolio	50

PowerShares Dynamic Oil & Gas Services Portfolio	51

PowerShares Dynamic Pharmaceuticals Portfolio	52

PowerShares Dynamic Retail Portfolio	53

PowerShares Dynamic Semiconductors Portfolio	54

PowerShares Dynamic Software Portfolio	55

Statements of Assets and Liabilities	56

Statements of Operations	58

Statements of Changes in Net Assets	60

Financial Highlights	66

Notes to Financial Statements	74

Report of Independent Registered Public Accounting Firm	88

Supplemental Information	89

Board Considerations Regarding Continuation of Investment Advisory Agreement	94

The Market Environment

For the year ended April 30, 2009, stock market losses were larger than most market participants have ever seen in their professional careers. The S&P 500® Index was down 35.29%, the NASDAQ-100® Index declined 26.83% and the Dow Jones Industrial Index dropped 34.12%. Corporate debt markets also declined as the credit crunch continued to limit access to capital. Municipal securities held up a little better but still struggled. The Merrill U.S. Corporate Master Index returned -5.78% while the Merrill Muni Master Index returned 2.26% for the period. Meanwhile, treasury securities rallied as investors fled to quality. Huge companies required capital infusions and/or other forms of financial support through government intervention and the credit crisis evolved into an overall crisis of consumer, investor and business confidence.

The markets fell nearly universally from August through October. As more job losses and layoffs were announced, banks continued to restrict borrowing and consumers, who drive two-thirds of the U.S. economy historically, were unable to sustain their spending. The government spent hundreds of billions of dollars to bail out firms and stimulate the economy while the Federal Open Market Committee moved from a discount rate of 2.50% to 0.50% during the period. Not until March did confidence begin to return to the equity markets with the S&P 500® Index, NASDAQ-100® Index and the Dow Jones Industrial Index moving off the lows and returning 29.99%, 29.97% and 21.24% respectively from March 1 through April 30, 2009. Corporate and municipal debt also showed some appreciation over the period, however the amount of appreciation was less as credit spreads tightened. The Merrill Muni Master Index was up 2.33% while the Merrill U.S. Corporate Master Index rose by 2.55% from March 1 through April 30, 2009.

2

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Manager's Analysis

PowerShares Dynamic Banking Portfolio (ticker: PJB)

The PowerShares Dynamic Banking Portfolio (the "Fund"), based on the Dynamic Banking Intellidex Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index. The Index thoroughly evaluates companies based on a variety of investment merit criteria, including fundamental growth, stock valuation, investment timeliness and risk factors. Securities shown to possess the greatest capital appreciation potential are selected by the Index.

The Fund returned -34.34% compared to the Dow Jones Regional Banks Index which returned -48.37%. The portfolio was heavily weighed in the commercial banks industry. Within commercial banks, avoiding companies like Regions Financial, Fifth Third Bancorp and National City boosted the Fund's performance. PNC Financial Services, BB&T and First Horizon National contributed negatively to the Fund's return. PNC Financial Services and BB&T are no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Commercial Banks-Central U.S.	30.1
Commercial Banks-Southern U.S.	28.5
S&L/Thrifts-Eastern U.S.	11.9
Commercial Banks-Eastern U.S.	10.1
S&L/Thrifts-Central U.S.	9.2
Commercial Banks-Western U.S.	5.7
Fiduciary Banks	4.4
Money Market Fund	0.1
Other	(0.0)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Value	42.7
Mid-Cap Growth	24.5
Mid-Cap Value	14.8
Small-Cap Growth	13.6
Large-Cap Growth	4.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
First Horizon National Corp.	5.8
Hudson City Bancorp, Inc.	5.4
Cullen/Frost Bankers, Inc.	4.9
Capitol Federal Financial	4.7
TFS Financial Corp.	4.5
Northern Trust Corp.	4.4
Commerce Bancshares, Inc.	4.3
People's United Financial	4.0
International Bancshares Corp.	3.3
Hancock Holding Co.	3.3
Total	44.6

4

Manager's Analysis (Continued)

PowerShares Dynamic Banking Portfolio (ticker: PJB)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Dynamic Banking IntellidexSM Index	-33.41	-21.49	-46.02
S&P SuperComposite Commercial Banks Index	-50.32	-31.64	-62.57
Dow Jones US Total Markets Bank Index	-58.06	-37.58	-70.41
Dow Jones Regional Banks Index	-48.37	-30.93	-60.31
KBW Banking Index	-58.60	-36.54	-67.88
Fund
NAV Return	-34.34	-22.36	-47.52
Share Price Return	-34.49	-22.43	-47.64

Fund Inception: October 12, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.78%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.65% while the Fund's gross total operating expense ratio was 0.72%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Commercial Banks Index, Dow Jones US Total Markets Bank Index, Dow Jones Regional Banks Index and KBW Banking Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 77, 50, 50 and 24 common stocks, respectively. The S&P SuperComposite Commercial Banks Index and the Dow Jones US Total Markets Bank Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this Fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

5

Manager's Analysis

PowerShares Dynamic Biotechnology & Genome Portfolio (ticker: PBE)

The PowerShares Dynamic Biotechnology & Genome Portfolio (the "Fund"), based on the Dynamic Biotechnology & Genome Intellidex Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index. The Index thoroughly evaluates companies based on a variety of investment criteria, including fundamental growth, stock valuation, investment timeliness and risk factors. Securities shown to possess the greatest capital appreciation potential are selected by the Index.

The Fund returned -27.41% which underperformed the performance of the S&P SuperComposite Biotech Index which returned -10.08% during the same period. Stock selection specific to biotechnology and allocation to life sciences tools & services sub-industries were the leading contributors to the Fund's underperformance. Within biotechnology, Amgen, Incyte and Human Genome Sciences had the greatest negative effect on performance. Incyte and Human Genome Sciences are no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Biotechnology	51.3
Pharmaceuticals	21.6
Electronics	12.9
Healthcare-Products	8.5
Chemicals	5.7
Other	(0.0)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	51.9
Mid-Cap Growth	30.3
Large-Cap Growth	14.1
Small-Cap Value	3.7

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Synta Pharmaceuticals Corp.	6.0
Waters Corp.	5.8
Sigma-Aldrich Corp.	5.7
Techne Corp.	5.4
Millipore Corp.	5.0
Biogen Idec, Inc.	4.8
Gilead Sciences, Inc.	4.7
Amgen, Inc.	4.6
Immunogen, Inc.	4.3
Abraxis Bioscience, Inc.	3.8
Total	50.1

6

Manager's Analysis (Continued)

PowerShares Dynamic Biotechnology & Genome Portfolio (ticker: PBE)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Biotechnology & Genome IntellidexSM Index	-26.65	-9.07	-3.22	-11.85
S&P SuperComposite Biotech Index	-10.08	-0.84	3.35	13.47
Fund
NAV Return	-27.41	-9.21	-3.35	-12.30
Share Price Return	-27.62	-9.32	-3.43	-12.57

Fund Inception: June 23, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses during previous fiscal periods, absent which, performance during those fiscal periods would have been lower. While the Adviser has contractually agreed to waive and/or pay certain Fund expenses through August 31, 2010, the Fund is currently subject to recapture, which may result in an increased expense ratio. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.62%. In the Financial Highlights section of this Shareholder Report, the Fund's net total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 0.62%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Biotech Index is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 14 common stocks.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

7

Manager's Analysis

PowerShares Dynamic Building & Construction Portfolio (ticker: PKB)

The PowerShares Dynamic Building & Construction Portfolio (the "Fund"), based on the Dynamic Building & Construction Intellidex Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index. The Index thoroughly evaluates companies based on a variety of investment criteria, including fundamental growth, stock valuation, investment timeliness and risk factors. Securities shown to possess the greatest capital appreciation potential are selected by the Index.

The Fund returned -36.61% for the reporting period. The S&P SuperComposite Construction & Engineering Index had a return for the reporting period of -37.70%. The industries which contributed the most to the Fund's outperformance were commercial services & supplies, construction & engineering and specialty retail. Allocation to machinery and building products had a negative impact on the Fund's performance. Names like Terex Corp, Tecumseh Products and Caterpillar suffered significant losses and are no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Engineering & Construction	36.8
Building Materials	15.3
Home Builders	10.5
Retail	9.9
Metal Fabricate/Hardware	6.0
Office Furnishings	5.3
Distribution/Wholesale	3.0
Home Furnishings	2.9
Commercial Services	2.8
Telecommunications	2.7
Miscellaneous Manufacturing	2.5
Environmental Control	2.3
Money Market Fund	0.1
Other	(0.1)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Value	41.3
Mid-Cap Growth	22.6
Small-Cap Growth	20.5
Large-Cap Growth	9.9
Mid-Cap Value	5.7

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
NVR, Inc.	5.7
URS Corp.	5.4
Interface, Inc., Class A	5.3
Lowe's Cos., Inc.	5.1
Home Depot, Inc.	4.8
Pulte Homes, Inc.	4.7
Fluor Corp.	4.3
Jacobs Engineering Group, Inc.	4.2
Aecom Technology Corp.	4.0
Dycom Industries, Inc.	3.8
Total	47.3

8

Manager's Analysis (Continued)

PowerShares Dynamic Building & Construction Portfolio (ticker: PKB)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Building & Construction IntellidexSM Index	-36.15	-14.71	-8.14	-25.78
S&P SuperComposite Construction & Engineering Index	-37.70	-1.91	7.07	27.01
S&P SuperComposite Homebuilders Index	-26.32	-30.48	-27.79	-68.00
Russell 3000® Index	-34.95	-10.94	-6.79	-21.81
Fund
NAV Return	-36.61	-15.51	-9.02	-28.23
Share Price Return	-36.46	-15.44	-8.99	-28.14

Fund Inception: October 26, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.18%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 1.06%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Construction & Engineering Index, S&P SuperComposite Homebuilders Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 9, 13, and 2918 common stocks, respectively. The S&P SuperComposite Construction & Engineering Index and the S&P SuperComposite Homebuilders Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this Fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

9

Manager's Analysis

PowerShares Dynamic Energy Exploration & Production Portfolio (ticker: PXE)

The PowerShares Dynamic Energy Exploration & Production Portfolio (the "Fund"), based on the Dynamic Energy Exploration & Production Intellidex Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index. The Index thoroughly evaluates companies based on a variety of investment criteria, including fundamental growth, stock valuation, investment timeliness and risk factors. Securities shown to possess the greatest capital appreciation potential are selected by the Index and incorporated by the portfolio manager.

The Fund returned -50.42% for the year versus -48.42% for the S&P SuperComposite Oil & Gas Exploration & Production Index. Energy prices pulled back significantly from the 2008 highs as demand waned and the reality of the global recession made its impact felt. The Fund was hurt relative to the benchmark by underweighting Exxon Mobil Corp. and overweighting Swift Energy Co. The Fund was also negatively affected by its holdings of McMoRan Exploration Co., Callon Petroleum Co., and W&T Offshore Inc., which the benchmark did not hold. The Fund benefitted from strong performers such as Delek US Holdings Inc. and CVR Energy Inc., which were not in the benchmark and helped limit the relative underperformance. Swift Energy Co., McMoRan Exploration Co., Callon Petroleum Co. and W&T Offshore Inc. are no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Oil Companies-Exploration & Production	67.0
Oil Companies-Integrated	20.0
Oil Refining & Marketing	7.5
Gas-Distribution	5.5
Money Market Fund	0.2
Other	(0.2)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Growth	28.9
Small-Cap Value	26.4
Small-Cap Growth	13.2
Mid-Cap Growth	11.3
Large-Cap Value	10.3
Mid-Cap Value	9.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Marathon Oil Corp.	5.3
EOG Resources, Inc.	5.3
Southwestern Energy Co.	5.2
Anadarko Petroleum Corp.	5.1
Devon Energy Corp.	5.0
Chevron Corp.	4.6
Occidental Petroleum Corp.	4.5
Exxon Mobil Corp.	4.1
CVR Energy, Inc.	3.6
Delek US Holdings, Inc.	3.5
Total	46.2

10

Manager's Analysis (Continued)

PowerShares Dynamic Energy Exploration & Production Portfolio (ticker: PXE)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Energy Exploration & Production IntellidexSM Index	-50.16	-10.17	-4.65	-15.39
S&P SuperComposite Oil & Gas Exploration & Production Index	-48.42	-2.89	0.31	1.08
Russell 3000® Index	-34.95	-10.94	-6.79	-21.81
Fund
NAV Return	-50.42	-10.60	-5.13	-16.87
Share Price Return	-50.44	-10.69	-5.20	-17.10

Fund Inception: October 26, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.65%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 0.69%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Oil & Gas Exploration & Production Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 24 and 2918 common stocks, respectively. The S&P SuperComposite Oil & Gas Exploration & Production Index will be used for comparative purposes going forward as this represents a more appropriate market index for this Fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

11

Manager's Analysis

PowerShares Dynamic Food & Beverage Portfolio (ticker: PBJ)

The PowerShares Dynamic Food & Beverage Portfolio (the "Fund"), based on the Dynamic Food & Beverage Intellidex Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund returned -22.99%, underperforming the S&P SuperComposite Food Beverage & Tobacco Index which returned -19.35% during the same period. Poor stock selection within brewers and agricultural products sub-industries had the greatest negative impact on the Fund's performance. An overallocation to the food distributors sub industry also affected the Fund negatively.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Food-Miscellaneous/Diversified	26.6
Retail-Restaurants	19.2
Beverages-Non-alcoholic	14.2
Food-Retail	10.8
Food-Wholesale/Distribution	9.4
Beverages-Wines/Spirits	4.8
Agricultural Operations	4.1
Alternative Waste Technology	3.2
Food-Confectionery	2.6
Food-Canned	2.5
Food-Dairy Products	2.4
Money Market Fund	0.2
Other	0.0

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	26.5
Mid-Cap Value	21.0
Large-Cap Growth	19.1
Large-Cap Value	13.3
Mid-Cap Growth	12.9
Small-Cap Value	7.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Yum! Brands, Inc.	5.6
Sysco Corp.	4.8
Kellogg Co.	4.8
Safeway, Inc.	4.7
McDonald's Corp.	4.5
General Mills, Inc.	4.3
Campbell Soup Co.	4.3
Archer-Daniels-Midland Co.	4.1
Pepsi Bottling Group (The), Inc.	4.1
Coca-Cola Enterprises, Inc.	3.6
Total	44.8

12

Manager's Analysis (Continued)

PowerShares Dynamic Food & Beverage Portfolio (ticker: PBJ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Food & Beverage IntellidexSM Index	-22.54	-3.36	-1.78	-6.69
S&P SuperComposite Food Beverage & Tobacco Index	-19.35	1.12	3.20	12.84
Russell 3000® Index	-34.95	-10.94	-5.72	-20.20
Fund
NAV Return	-22.99	-3.93	-2.38	-8.85
Share Price Return	-22.89	-3.90	-2.36	-8.78

Fund Inception: June 23, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.88%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 0.71%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Food Beverage & Tobacco Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 42 and 2918 common stocks, respectively. The S&P SuperComposite Food Beverage & Tobacco Index will be used for comparative purposes going forward as this represents a more appropriate market index for this Fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

13

Manager's Analysis

PowerShares Dynamic Hardware & Consumer Electronics (ticker: PHW)

The PowerShares Dynamic Hardware & Consumer Electronics Portfolio (the "Fund"), based on the Dynamic Hardware & Consumer Electronics Intellidex Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund returned -37.71% while the S&P SuperComposite Technology Hardware & Equipment Index returned -24.52% during the period.

Overallocation to small- and mid-capitalization stocks and a smaller allocation to the large- and mega-capitalization sectors contributed to the Fund's underperformance relative to the broader market index. Stock selection in computers and peripherals, and communications equipment industry groups contributed to the Fund's underperformance. Overallocation relative to the benchmark to Xerox, Qualcomm and Kodak were the largest contributors to underperformance while Western Digital, Garmin and Multi-Fineline Electonix Inc. were the largest positive contributors to Fund performance. Qualcomm and Kodak are no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Computers	39.3
Electronics	24.4
Office/Business Equipment	9.4
Semiconductors	7.4
Telecommunications	5.5
Miscellaneous Manufacturing	4.6
Internet	2.5
Machinery-Diversified	2.5
Home Furnishings	2.2
Software	2.2
Money Market Fund	1.1
Other	(1.1)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	38.8
Large-Cap Growth	19.4
Small-Cap Value	15.3
Mid-Cap Value	12.5
Mid-Cap Growth	8.7
Large-Cap Value	5.3

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Apple, Inc.	5.4
Dell, Inc.	5.3
Agilent Technologies, Inc.	5.1
Pitney Bowes, Inc.	4.9
Hewlett-Packard Co.	4.8
EMC Corp.	4.6
Tyco International Ltd. (Switzerland)	4.6
Xerox Corp.	4.6
Emulex Corp.	4.2
Western Digital Corp.	3.6
Total	47.1

14

Manager's Analysis (Continued)

PowerShares Dynamic Hardware & Consumer Electronics Portfolio (ticker: PHW)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Hardware & Consumer Electronics IntellidexSM Index	-37.51	-16.96	-12.74	-37.07
S&P SuperComposite Technology Hardware & Equipment Index	-24.52	-4.84	-2.46	-8.17
Russell 3000® Index	-34.95	-10.94	-7.98	-24.74
Fund
NAV Return	-37.71	-17.32	-13.16	-38.09
Share Price Return	-37.71	-17.35	-13.18	-38.13

Fund Inception: December 6, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.47%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.62% while the Fund's gross total operating expense ratio was 3.23%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Technology Hardware & Equipment Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 107 and 2918 common stocks, respectively. The S&P SuperComposite Technology Hardware & Equipment Index will be used for comparative purposes going forward as this represents a more appropriate market index for this Fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

15

Manager's Analysis

PowerShares Dynamic Healthcare Services Portfolio (ticker: PTJ)

The PowerShares Dynamic Healthcare Services Portfolio (the "Fund"), based on the Dynamic Healthcare Services Intellidex Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index. The Index thoroughly evaluates companies based on a variety of investment criteria, including fundamental growth, stock valuation, investment timeliness and risk factors. Securities shown to possess the greatest capital appreciation potential are selected by the Index.

The Fund returned -33.92%. The Fund underperformed the Dow Jones Healthcare Providers Index which returned -29.26% over the same period. The stocks which contributed negatively to the Fund's performance were Gentiva Health Services, Health Management Associates, WellPoint Inc., United Health Group and Kindred Healthcare. An overweight position in Quest Diagnostics contributed positively to the Fund's performance as the security's return was 3.79% for the reporting period. Health Management Associates, Wellpoint Inc. and United Health Group are no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Medical-HMO	23.4
Medical-Wholesale Drug Distribution	13.8
Pharmacy Services	13.2
Medical-Outpatient/Home Medical Care	8.4
Medical Labs & Testing Services	7.5
Human Resources	5.5
Medical-Nursing Homes	5.2
Dialysis Centers	4.5
Medical-Hospitals	3.1
Physical Therapy/Rehabilitation Centers	2.9
Diversified Operations/ Commercial Services	2.7
Internet Application Software	2.6
Commercial Services	2.5
Hazardous Waste Disposal	2.4
MRI/Medical Diagnostic Imaging	2.4
Money Market Fund	0.3
Other	(0.4)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	31.2
Small-Cap Value	24.1
Large-Cap Growth	15.9
Mid-Cap Value	10.4
Mid-Cap Growth	9.5
Large-Cap Value	8.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Express Scripts, Inc.	5.8
Humana, Inc.	5.6
Quest Diagnostics, Inc.	5.1
Medco Health Solutions, Inc.	4.9
AmerisourceBergen Corp.	4.8
Cardinal Health, Inc.	4.8
DaVita, Inc.	4.5
WellCare Health Plans, Inc.	4.2
McKesson Corp.	4.1
Res-Care, Inc.	3.3
Total	47.1

16

Manager's Analysis (Continued)

PowerShares Dynamic Healthcare Services Portfolio (ticker: PTJ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Dynamic Healthcare Services IntellidexSM Index	-33.43	-16.46	-36.76
S&P SuperComposite Health Care Providers and Services Index	-26.96	-14.76	-33.81
Dow Jones Healthcare Providers Index	-29.26	-15.54	-35.35
Dow Jones US Healthcare Index	-20.74	-8.76	-21.08
Fund
NAV Return	-33.92	-17.10	-37.98
Share Price Return	-33.89	-17.10	-37.98

Fund Inception: October 12, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.80%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.65% while the Fund's gross total operating expense ratio was 1.10%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Health Care Providers and Services Index, Dow Jones Healthcare Providers Index and Dow Jones US Healthcare Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 26, 35 and 50 common stocks, respectively. The S&P SuperComposite Health Care Providers and Services Index and the Dow Jones Healthcare Providers Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this Fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

17

Manager's Analysis

PowerShares Dynamic Insurance Portfolio (ticker: PIC)

The PowerShares Dynamic Insurance Portfolio (the "Fund"), based on the Dynamic Insurance Intellidex Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index. The Index thoroughly evaluates companies based on a variety of investment criteria, including fundamental growth, stock valuation, investment timeliness and risk factors. Securities shown to possess the greatest capital appreciation potential are selected by the Index.

Over the past year, the Fund has returned -27.26%, outperforming the S&P SuperComposite Insurance Index, which returned -55.88% during the same period. The Fund completely avoided the mega-capitalization name AIG, which made up 7.33% of the S&P SuperComposite Insurance Index and had a total return for the reporting period of -96.97%.

Stock selection within the large-capitalization space was also positive. The Fund avoided badly beaten names like Hartford Financial Services, Lincoln National, Genworth Financial and Principal Financial.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Property/Casualty Insurance	50.6
Multi-Line Insurance	23.2
Life/Health Insurance	14.4
Reinsurance	6.9
Insurance Brokers	4.8
Money Market Fund	0.2
Other	(0.1)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Mid-Cap Value	34.5
Large-Cap Value	29.1
Small-Cap Value	28.1
Small-Cap Growth	6.3
Mid-Cap Growth	2.0

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Aflac, Inc.	7.5
MetLife, Inc.	7.0
Unum Group	7.0
ACE Ltd.	5.5
W.R. Berkley Corp.	5.0
Travelers (The) Cos., Inc.	4.9
Aon Corp.	4.8
Chubb (The) Corp.	4.3
Tower Group, Inc.	3.2
CNA Surety Corp.	3.1
Total	52.3

18

Manager's Analysis (Continued)

PowerShares Dynamic Insurance Portfolio (ticker: PIC)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Insurance IntellidexSM Index	-26.73	-10.84	-6.15	-19.98
S&P SuperComposite Insurance Index	-55.88	-26.28	-21.83	-57.77
Russell 3000® Index	-34.95	-10.94	-6.79	-21.81
Fund
NAV Return	-27.26	-11.33	-6.68	-21.53
Share Price Return	-27.53	-11.47	-6.79	-21.87

Fund Inception: October 26, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.82%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 0.98%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Insurance Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 55 and 2918 common stocks, respectively. The S&P SuperComposite Insurance Index will be used for comparative purposes going forward as this represents a more appropriate market index for this Fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

19

Manager's Analysis

PowerShares Dynamic Leisure and Entertainment Portfolio (ticker: PEJ)

The PowerShares Dynamic Leisure & Entertainment Portfolio (the "Fund"), based on the Dynamic Leisure & Entertainment Intellidex Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund returned -28.91% during the reporting period, underperforming the S&P SuperComposite Hotels, Restaurants and Leisure Index which returned -21.16% for the same period. The Fund is comprised mainly of consumer discretionary stocks with the majority of its weight in the hotels, restaurants and leisure industry with a small weighting in the media and internet and catalog retail industry. Liberty Media, CBS and MGM Mirage were responsible for the greatest drag on performance. An underallocation to outperforming McDonald's also hurt the Fund. CBS and MGM Mirage are no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Retail	43.3
Entertainment	18.5
Media	14.7
Leisure Time	8.7
Commercial Services	4.4
Lodging	3.1
Beverages	2.6
Toys/Games/Hobbies	2.3
Internet	2.3
Money Market Fund	0.3
Other	(0.2)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	33.3
Mid-Cap Growth	22.7
Small-Cap Value	20.3
Large-Cap Value	15.2
Large-Cap Growth	8.5

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Starbucks Corp.	5.9
Liberty Media Corp.-Entertainment, Class A	5.2
Carnival Corp.	5.1
Darden Restaurants, Inc.	5.1
Walt Disney (The) Co.	4.9
Yum! Brands, Inc.	4.7
Discovery Communications, Inc., Class A	4.6
Cheesecake Factory (The), Inc.	4.3
McDonald's Corp.	3.8
WMS Industries, Inc.	3.6
Total	47.2

20

Manager's Analysis (Continued)

PowerShares Dynamic Leisure and Entertainment Portfolio (ticker: PEJ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Leisure & Entertainment IntellidexSM Index	-28.75	-11.80	-6.81	-23.80
S&P SuperComposite Hotels, Restaurants and Leisure Index	-21.16	-5.11	-0.56	-2.14
Russell 3000® Index	-34.95	-10.94	-5.72	-20.20
Fund
NAV Return	-28.91	-11.79	-6.95	-24.22
Share Price Return	-29.09	-11.86	-6.99	-24.34

Fund Inception: June 23, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.95%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 1.65%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Hotels, Restaurants and Leisure Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 46 and 2918 common stocks, respectively. The S&P SuperComposite Hotels, Restaurants and Leisure Index will be used for comparative purposes going forward as this represents a more appropriate market index for this Fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

21

Manager's Analysis

PowerShares Dynamic Media Portfolio (ticker: PBS)

The PowerShares Dynamic Media Portfolio (the "Fund"), based on the Dynamic Media Intellidex Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund returned -38.30% during the reporting period underperforming the S&P SuperComposite Media Index which returned -35.17%. The Fund is comprised of around 70% media stocks with internet software and services being weighed just under 20%. Sirius XM Radio, Valassis Communications and Comcast were the biggest detractors for the Fund. Liberty Media and Mediacom Communications contributed positively to the Fund's performance for the reporting period. Sirius XM Radio and Valassis Communications are no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Multimedia	27.1
Cable/Satellite TV	14.6
Web Portals/ISP	8.5
Advertising Agencies	6.1
Publishing-Books	5.9
Internet Content-Information/Network	5.3
E-Commerce/Services	4.8
Human Resources	4.3
E-Marketing/Information	3.5
Retail-Discount	3.3
Theaters	2.7
Motion Pictures & Services	2.6
Advertising Sales	2.5
Schools	2.4
Toys	2.4
Computer Services	2.1
Radio	1.9
Money Market Fund	1.9
Other	(1.9)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	26.1
Large-Cap Growth	18.6
Large-Cap Value	15.8
Mid-Cap Growth	15.7
Small-Cap Value	12.6
Mid-Cap Value	11.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Liberty Media Corp.-Entertainment, Class A	5.3
Walt Disney (The) Co.	4.9
Time Warner, Inc.	4.9
Viacom, Inc., Class B	4.7
DIRECTV Group (The), Inc.	4.7
Comcast Corp., Class A	4.5
Google ,Inc., Class A	4.4
Monster Worldwide ,Inc.	4.3
Yahoo!, Inc.	4.1
Meredith Corp.	4.0
Total	45.8

22

Manager's Analysis (Continued)

PowerShares Dynamic Media Portfolio (ticker: PBS)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Media IntellidexSM Index	-37.96	-16.37	-13.54	-42.91
S&P SuperComposite Media Index	-35.17	-13.96	-10.55	-34.79
Russell 3000® Index	-34.95	-10.94	-5.72	-20.20
Fund
NAV Return	-38.30	-16.29	-13.65	-43.18
Share Price Return	-38.31	-16.25	-13.62	-43.11

Fund Inception: June 23, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.85%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 1.22%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Media Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 32 and 2918 common stocks, respectively. The S&P SuperComposite Media Index will be used for comparative purposes going forward as this represents a more appropriate market index for this Fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

23

Manager's Analysis

PowerShares Dynamic Networking Portfolio (ticker: PXQ)

The PowerShares Dynamic Networking Portfolio (the "Fund"), based on the Dynamic Networking Intellidex Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund returned -15.46% during the reporting period. The S&P SuperComposite Communications Equipment Index returned -23.10 for the same period. Significant weightings in 3Com Corp, McAfee and Citrix Systems made the greatest contribution to the Fund's return. Avoiding underperforming names with significant benchmark weightings like Corning and Motorola also boosted the Fund's performance.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Telecommunications	49.3
Internet	18.1
Semiconductors	15.1
Software	12.7
Computers	4.8
Money Market Fund	0.2
Other	(0.2)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	47.5
Mid-Cap Growth	29.8
Small-Cap Value	13.3
Large-Cap Growth	9.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Juniper Networks, Inc.	5.5
Citrix Systems, Inc.	5.0
Tellabs, Inc.	5.0
F5 Networks, Inc.	4.9
McAfee, Inc.	4.9
Cisco Systems, Inc.	4.8
QUALCOMM, Inc.	4.6
VMware, Inc., Class A	4.6
Emulex Corp.	3.9
3Com Corp.	3.6
Total	46.8

24

Manager's Analysis (Continued)

PowerShares Dynamic Networking Portfolio (ticker: PXQ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Networking IntellidexSM Index	-14.73	-7.28	-1.95	-7.29
S&P SuperComposite Communications Equipment Index	-23.10	-9.79	-1.87	-6.98
Russell 3000® Index	-34.95	-10.94	-5.72	-20.20
Fund
NAV Return	-15.46	-7.94	-2.52	-9.36
Share Price Return	-15.28	-7.84	-2.48	-9.22

Fund Inception: June 23, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.25%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 1.92%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Communications Equipment Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 35 and 2918 common stocks, respectively. The S&P SuperComposite Communications Equipment Index will be used for comparative purposes going forward as this represents a more appropriate market index for this Fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

25

Manager's Analysis

PowerShares Dynamic Oil & Gas Services Portfolio (ticker: PXJ)

The PowerShares Dynamic Oil & Gas Services Portfolio (the "Fund"), based on the Dynamic Oil Services Intellidex Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund posted negative returns of -55.04%. The S&P SuperComposite Energy & Services Index returned -54.83% during the reporting period. The Fund was hurt by declining energy prices, notably oil, as they pulled back in the global recession due largely to lower demand. The Fund's performance was helped relative to the benchmark by the timing of holding Helix Energy Solutions Group, Inc. as well as overweighting good performers such as Dresser-Rand Group Inc. and Dril-Quip Inc. The Fund was hurt by detractors Complete Production Services Inc., Pioneer Drilling Co., and Willbros Group Inc. Complete Production Services Inc. and Willbros Group Inc. are no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Oil-Field Services	51.6
Oil & Gas Drilling	23.7
Oil Field Machinery & Equipment	19.8
Transport-Marine	4.8
Money Market Fund	0.1
Other	0.0

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Value	33.5
Large-Cap Value	23.6
Mid-Cap Value	14.3
Mid-Cap Growth	12.8
Small-Cap Growth	11.3
Large-Cap Growth	4.5

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Helix Energy Solutions Group, Inc.	6.0
Cameron International Corp.	5.0
Schlumberger Ltd.	4.8
Halliburton Co.	4.7
Baker Hughes, Inc.	4.6
Diamond Offshore Drilling, Inc.	4.3
National Oilwell Varco, Inc.	4.3
Transocean Ltd.	4.2
Noble Corp. [Switzerland]	4.2
Superior Well Services, Inc.	3.8
Total	45.9

26

Manager's Analysis (Continued)

PowerShares Dynamic Oil & Gas Services Portfolio (ticker: PXJ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Oil & Gas Services IntellidexSM Index	-54.78	-14.73	-5.79	-18.88
S&P SuperComposite Energy Equipment & Services Index	-54.83	-14.64	-4.70	-15.51
Russell 3000® Index	-34.95	-10.94	-6.79	-21.81
S&P SuperComposite Oil & Gas Equipment & Services Index	2.23	-14.10	-3.29	-11.06
Fund
NAV Return	-55.04	-15.01	-6.16	-20.01
Share Price Return	-54.93	-15.02	-6.12	-19.89

Fund Inception: October 26, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses during previous fiscal periods, absent which, performance during those fiscal periods would have been lower. While the Adviser has contractually agreed to waive and/or pay certain Fund expenses through August 31, 2010, the Fund is currently subject to recapture, which may result in an increased expense ratio. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.60%. In the Financial Highlights section of this Shareholder Report, the Fund's net total operating expense ratio was determined to be 0.62% while the Fund's gross total operating expense ratio was 0.61%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.
Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Energy Equipment & Services Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 25 and 2918 common stocks, respectively. The S&P SuperComposite Energy Equipment & Services Index will be used for comparative purposes going forward as this represents a more appropriate market index for this Fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

27

Manager's Analysis

PowerShares Dynamic Pharmaceuticals Portfolio (ticker: PJP)

The PowerShares Dynamic Pharmaceuticals Portfolio (the "Fund"), based on the Dynamic Pharmaceuticals Intellidex Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund returned -18.52%, outperforming the S&P SuperComposite Pharmaceuticals Index which returned -18.67% for the reporting period. Biotechnology stocks gave the Fund the greatest boost with Genentech and Amgen having the greatest positive impact. The detractors for the period were Questcor Pharmaceuticals, Eurand N.V., VIVUS and Schering-Plough. Genentech, Eurand N.V. and VIVUS are no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Medical-Drugs	53.3
Medical-Biomedical/Genetics	20.2
Medical-Generic Drugs	11.2
Medical Products	5.1
Therapeutics	4.8
Consumer Products-Miscellaneous	3.1
Cosmetics & Toiletries	2.3
Other	0.0

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Growth	28.3
Large-Cap Value	28.2
Mid-Cap Growth	19.4
Small-Cap Growth	13.5
Mid-Cap Value	7.5
Small-Cap Value	3.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Pfizer, Inc.	5.2
Johnson & Johnson	5.1
Bristol-Myers Squibb Co.	5.0
Wyeth	5.0
Gilead Sciences, Inc.	4.9
Merck & Co., Inc.	4.8
Amgen, Inc.	4.8
Abbott Laboratories	4.3
Medicis Pharmaceutical Corp., Class A	3.8
Schering-Plough Corp.	3.5
Total	46.4

28

Manager's Analysis (Continued)

PowerShares Dynamic Pharmaceuticals Portfolio (ticker: PJP)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Pharmaceuticals IntellidexSM Index	-17.90	-4.47	-0.62	-2.35
S&P SuperComposite Pharmaceuticals Index	-18.67	-5.53	-4.73	-16.95
Russell 3000® Index	-34.95	-10.94	-5.72	-20.20
Fund
NAV Return	-18.52	-5.10	-1.18	-4.48
Share Price Return	-18.41	-5.09	-1.15	-4.35

Fund Inception: June 23, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.69%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 0.66%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Pharmaceuticals Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 26 and 2918 common stocks, respectively. The S&P SuperComposite Pharmaceuticals Index will be used for comparative purposes going forward as this represents a more appropriate market index for this Fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

29

Manager's Analysis

PowerShares Dynamic Retail Portfolio (ticker: PMR)

The PowerShares Dynamic Retail Portfolio (the "Fund"), based on the Dynamic Retail Intellidex Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund returned -8.11% outperforming the S&P SuperComposite Retailing Index which returned -14.81% during the reporting period. Retail companies outperformed the broader market during the year as the industry was not hit as hard by the global recession as the broader market. The Fund's performance was driven by the stock selection of good performers such as AutoZone Inc., Netflix Inc., Aaron's Inc. and Lowe's Cos. Also benefiting the Fund relative to the benchmark was the omission of poor performing Macy's Inc. and Sears Holding Corp. AutoZone Inc. and Aaron's Inc. are no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Retail-Apparel/Shoe	41.3
Retail-Discount	10.8
Food-Retail	6.7
Retail-Sporting Goods	6.2
Retail-Bedding	5.3
Retail-Building Products	5.1
Retail-Regional Department Stores	4.8
Retail-Major Department Stores	4.7
E-Commerce/Products	4.6
Retail-Appliances	3.3
E-Commerce/Services	2.5
Retail-Pet Food & Supplies	2.4
Rental/Auto Equipment	2.2
Money Market Fund	0.2
Other	(0.1)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	26.6
Large-Cap Growth	23.0
Mid-Cap Growth	20.4
Small-Cap Value	17.6
Mid-Cap Value	12.4

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Gap (The), Inc.	5.4
Bed Bath & Beyond, Inc.	5.3
Lowe's Cos., Inc.	5.1
Kohl's Corp.	4.8
TJX Cos., Inc.	4.7
Amazon.com, Inc.	4.6
Safeway, Inc.	4.0
Wal-Mart Stores, Inc.	3.8
Men's Wearhouse (The), Inc.	3.6
hhgregg, Inc.	3.3
Total	44.6

30

Manager's Analysis (Continued)

PowerShares Dynamic Retail Portfolio (ticker: PMR)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Retail IntellidexSM Index	-7.53	-6.18	0.04	0.15
S&P SuperComposite Retailing Index	-14.81	-9.81	-6.07	-19.70
Russell 3000® Index	-34.95	-10.94	-6.79	-21.81
Fund
NAV Return	-8.11	-6.69	-0.49	-1.71
Share Price Return	-8.11	-6.67	-0.51	-1.77

Fund Inception: October 26, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.46%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 1.08%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Retailing Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 94 and 2918 common stocks, respectively. The S&P SuperComposite Retailing Index will be used for comparative purposes going forward as this represents a more appropriate market index for this Fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

31

Manager's Analysis

PowerShares Dynamic Semiconductors Portfolio (ticker: PSI)

The PowerShares Dynamic Semiconductors Portfolio (the "Fund"), based on the Dynamic Semiconductors Intellidex Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund returned -36.01% during the reporting period. The S&P SuperComposite Semiconductor Index had a return for the reporting period of -29.32%. Poor holdings within small- and mid-capitalization categories hurt the Fund's performance. Amkor Technology, Intel, Silicon Storage, Veeco Instruments and Fairchild Semiconductor International helped offset the Fund's underperformance. Amkor Technology, Silicon Storage, Veeco Instruments and Fairchild Semiconductor International are no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Electronic Components & Semiconductors	56.8
Semiconductor Components-Integrated Circuits	24.5
Wireless Equipment	7.1
Semiconductor Equipment	5.5
Lasers-System/Components	3.4
Instruments-Scientific	2.7
Money Market Fund	0.1
Other	(0.1)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	48.4
Mid-Cap Growth	33.7
Large-Cap Growth	15.4
Small-Cap Value	2.5

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
QUALCOMM, Inc.	5.2
Texas Instruments, Inc.	5.1
Intel Corp.	5.1
Microchip Technology, Inc.	5.0
Xilinx, Inc.	4.7
Analog Devices, Inc.	4.6
Altera Corp.	4.3
Linear Technology Corp.	4.1
PMC-Sierra, Inc.	3.5
Cymer, Inc.	3.4
Total	45.0

32

Manager's Analysis (Continued)

PowerShares Dynamic Semiconductors Portfolio (ticker: PSI)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Semiconductors IntellidexSM Index	-35.52	-19.14	-8.23	-28.17
S&P SuperComposite Semiconductor Index	-29.32	-13.96	-9.84	-32.77
Russell 3000® Index	-34.95	-10.94	-5.72	-20.20
Fund
NAV Return	-36.01	-19.72	-8.86	-30.06
Share Price Return	-36.01	-19.72	-8.88	-30.10

Fund Inception: June 23, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.67%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 0.82%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Semiconductor Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 37 and 2918 common stocks, respectively. The S&P SuperComposite Semiconductor Index will be used for comparative purposes going forward as this represents a more appropriate market index for this Fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

33

Manager's Analysis

PowerShares Dynamic Software Portfolio (ticker: PSJ)

The PowerShares Dynamic Software Portfolio (the "Fund"), based on the Dynamic Software Intellidex Index ("Index"), seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

The Fund returned -12.32% during the reporting period outperforming the S&P SuperComposite Software & Services Index which returned -26.32%. Positive holdings in the software and internet software and services industries contributed positively to the Fund's performance. In the software category, Autodesk, BMC Software and Red Hat had the greatest positive affect on performance. In the internet software and services category, avoiding Yahoo! and eBay had significant impact on performance. Across the entire Fund, Adobe Systems, Oracle, MicroStrategy and Take-Two Interactive Software had the greatest negative affect on the Fund's performance. Adobe Systems, MicroStrategy and Take-Two Interactive Software are no longer held at the end of the fiscal year.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Enterprise Software/Services	21.6
Applications Software	18.0
Computers-Integrated Systems	7.5
Computer Aided Design	6.1
Industry Audio & Video Production	5.5
Data Processing/Management	5.5
Internet Application Software	5.4
Internet Security	5.2
Networking Products	3.7
E-Services/Consulting	3.4
Medical Information System	3.1
Computer Software	3.0
Internet Infrastructure Software	2.8
Electronic Design Automation	2.5
Transactional Software	2.3
Identification System/Development	2.3
Decision Support Software	2.1
Money Market Fund	0.1
Other	(0.1)

Style Allocation (% of the Fund's)

Total Investments) as of April 30, 2009

Mid-Cap Growth	33.7
Small-Cap Growth	32.4
Small-Cap Value	14.1
Large-Cap Growth	8.8
Mid-Cap Value	6.1
Large-Cap Value	4.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Autodesk, Inc.	6.1
Dolby Laboratories, Inc., Class A	5.5
McAfee, Inc.	5.2
Red Hat, Inc.	4.9
Microsoft Corp.	4.9
Oracle Corp.	4.8
BMC Software, Inc.	4.6
CA, Inc.	4.0
Acme Packet, Inc.	3.7
Websense, Inc.	3.4
Total	47.1

34

Manager's Analysis (Continued)

PowerShares Dynamic Software Portfolio (ticker: PSJ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Software IntellidexSM Index	-11.69	-5.39	1.22	4.77
S&P SuperComposite Software & Services Index	-26.32	-6.07	-3.09	-11.33
Russell 3000® Index	-34.95	-10.94	-5.72	-20.20
Fund
NAV Return	-12.32	-5.89	0.67	2.60
Share Price Return	-12.37	-5.92	0.65	2.53

Fund Inception: June 23, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.78%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 0.97%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P SuperComposite Software & Services Index and Russell 3000® Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 99 and 2918 common stocks, respectively. The S&P SuperComposite Software & Services Index will be used for comparative purposes going forward as this represents a more appropriate market index for this Fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

35

Frequency Distribution of Discounts & Premiums

Since Inception through April 30, 2009

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Days	0-24	25-49	50-99	100-149	150-199	200+
PJB	PowerShares Dynamic Banking Portfolio	10/12/06	641	247	33	9	7	1	3
PBE	PowerShares Dynamic Biotechnology & Genome Portfolio	6/23/05	970	410	36	3	1	0	0
PKB	PowerShares Dynamic Building & Construction Portfolio	10/26/05	883	309	38	14	1	1	1
PXE	PowerShares Dynamic Energy Exploration & Production Portfolio	10/26/05	883	386	22	6	1	0	1
PBJ	PowerShares Dynamic Food & Beverage Portfolio	6/23/05	970	416	31	8	3	0	0
PHW	PowerShares Dynamic Hardware & Consumer Electronics Portfolio	12/6/05	855	326	20	6	3	1	4
PTJ	PowerShares Dynamic Healthcare Services Portfolio	10/12/06	641	218	11	4	1	0	0
PIC	PowerShares Dynamic Insurance Portfolio	10/26/05	883	369	24	16	1	3	1
PEJ	PowerShares Dynamic Leisure and Entertainment Portfolio	6/23/05	970	358	28	13	0	0	0
PBS	PowerShares Dynamic Media Portfolio	6/23/05	970	342	27	4	1	0	1
PXQ	PowerShares Dynamic Networking Portfolio	6/23/05	970	393	31	9	0	0	0
PXJ	PowerShares Dynamic Oil & Gas Services Portfolio	10/26/05	883	342	51	16	0	0	1
PJP	PowerShares Dynamic Pharmaceuticals Portfolio	6/23/05	970	478	18	9	2	0	0
PMR	PowerShares Dynamic Retail Portfolio	10/26/05	883	339	28	8	1	0	0
PSI	PowerShares Dynamic Semiconductors Portfolio	6/23/05	970	432	32	7	1	2	2
PSJ	PowerShares Dynamic Software Portfolio	6/23/05	970	487	22	12	5	2	0

36

	Closing Price Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
PJB	305	31	4	0	1	0
PBE	465	45	9	1	0	0
PKB	492	23	3	0	1	0
PXE	435	24	7	0	1	0
PBJ	489	23	0	0	0	0
PHW	470	17	3	3	1	1
PTJ	398	9	0	0	0	0
PIC	441	21	3	3	1	0
PEJ	556	14	1	0	0	0
PBS	561	32	2	0	0	0
PXQ	514	22	1	0	0	0
PXJ	448	20	5	0	0	0
PJP	444	17	2	0	0	0
PMR	478	27	2	0	0	0
PSI	474	15	2	2	0	1
PSJ	431	7	3	0	1	0

37

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2009.

Actual Expenses

The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Dynamic Banking Portfolio Actual	$1,000.00	$668.82	0.65%	$2.69
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Biotechnology & Genome Portfolio Actual	$1,000.00	$875.77	0.63%	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Building & Construction Portfolio Actual	$1,000.00	$1,027.28	0.63%	$3.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Energy Exploration & Production Portfolio Actual	$1,000.00	$824.32	0.63%	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16

38

Fees and Expenses (Continued)

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Dynamic Food & Beverage Portfolio Actual	$1,000.00	$961.57	0.63%	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Hardware & Consumer Electronics Portfolio Actual	$1,000.00	$968.75	0.58%	$2.83
Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	0.58%	$2.91
PowerShares Dynamic Healthcare Services Portfolio Actual	$1,000.00	$885.25	0.65%	$3.04
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Insurance Portfolio Actual	$1,000.00	$877.05	0.63%	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Leisure and Entertainment Portfolio Actual	$1,000.00	$1,142.73	0.63%	$3.35
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Media Portfolio Actual	$1,000.00	$1,065.89	0.63%	$3.23
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Networking Portfolio Actual	$1,000.00	$1,148.18	0.63%	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Oil & Gas Services Portfolio Actual	$1,000.00	$887.87	0.60%	$2.81
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
PowerShares Dynamic Pharmaceuticals Portfolio Actual	$1,000.00	$900.99	0.63%	$2.97
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Retail Portfolio Actual	$1,000.00	$1,157.82	0.63%	$3.37
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Semiconductors Portfolio Actual	$1,000.00	$994.55	0.63%	$3.12
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Software Portfolio Actual	$1,000.00	$1,125.18	0.63%	$3.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2009. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period; then multiplying the result by 181 and then dividing the result by 365. Expense ratios for the most recent half-year differ from expenses ratios based on the annualized data in the Financial Highlights.

39

Schedule of Investments

PowerShares Dynamic Banking Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.9%
	Commercial Banks - Central U.S.—30.1%
52,427	BancFirst Corp.	$2,238,633
216,485	Bank Mutual Corp	2,223,301
96,569	Commerce Bancshares, Inc.	3,196,434
77,916	Cullen/Frost Bankers, Inc.	3,669,065
56,464	First Financial Corp.	2,094,814
124,361	FirstMerit Corp.	2,413,847
182,744	International Bancshares Corp.	2,468,871
71,685	Prosperity Bancshares, Inc.	1,990,692
48,230	Umb Financial Corporation	2,207,487
		22,503,144
	Commercial Banks - Eastern U.S.—10.1%
106,919	Community Bank System, Inc.	1,758,818
93,091	NBT Bancorp, Inc.	2,204,395
70,332	Suffolk Bancorp	1,800,499
302,368	TrustCo Bank Corp. NY	1,814,208
		7,577,920
	Commercial Banks - Southern U.S.—28.5%
88,161	Bank of the Ozarks, Inc.	2,189,038
70,606	Community Trust Bancorp, Inc.	2,136,538
17,095	First Citizens BancShares, Inc., Class A	2,045,759
375,488	First Horizon National Corp.	4,321,867
64,498	Hancock Holding Co.	2,442,539
42,344	IBERIABANK Corp.	1,934,274
77,484	S.Y. Bancorp, Inc.	1,954,146
102,825	Trustmark Corp.	2,235,416
103,172	WesBanco, Inc.	2,052,091
		21,311,668
	Commercial Banks - Western U.S.—5.7%
57,095	Bank of Hawaii Corp.	2,006,318
138,693	Trico Bancshares	2,219,088
		4,225,406
	Fiduciary Banks—4.4%
60,375	Northern Trust Corp.	3,281,985
	S&L/Thrifts - Central U.S.—9.2%
90,566	Capitol Federal Financial	3,528,451
287,137	TFS Financial Corp.	3,368,117
		6,896,568
	S&L/Thrifts - Eastern U.S.—11.9%
323,411	Hudson City Bancorp, Inc.	4,062,042
192,634	People's United Financial	3,008,943
214,206	Provident New York Bancorp	1,814,325
		8,885,310
	Total Common Stocks (Cost $87,465,252)	74,682,001

Number of Shares		Value
	Money Market Fund—0.1%
115,580	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $115,580)	$115,580
	Total Investments (Cost $87,580,832)—100.0%	74,797,581
	Liabilities in excess of other assets—(0.0%)	(23,726)
	Net Assets—100.0%	$74,773,855

See Notes to Financial Statements.

40

Schedule of Investments

PowerShares Dynamic Biotechnology & Genome Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Biotechnology—51.3%
109,779	Abraxis Bioscience, Inc.*	$5,324,282
131,340	Amgen, Inc.*	6,366,050
139,584	Biogen Idec, Inc.*	6,747,491
246,680	Cubist Pharmaceuticals, Inc.*	4,094,888
662,793	Enzon Pharmaceuticals, Inc.*	3,811,060
181,573	Emergent Biosolutions, Inc.*	1,944,647
811,419	Exelixis, Inc.*	4,000,296
143,448	Gilead Sciences, Inc.*	6,569,918
863,382	Immunogen, Inc.*	6,000,505
232,968	InterMune, Inc.*	3,154,387
504,486	Maxygen, Inc.*	2,951,243
116,717	Millipore Corp.*	6,897,974
770,589	NPS Pharmaceuticals, Inc.*	2,666,238
102,820	OSI Pharmaceuticals, Inc.*	3,451,667
597,160	PDL BioPharma, Inc.	4,269,694
246,047	Regeneron Pharmaceuticals, Inc.*	3,262,583
		71,512,923
	Chemicals—5.7%
180,013	Sigma-Aldrich Corp.	7,891,770
	Electronics—12.9%
74,934	Dionex Corp.*	4,720,842
154,898	Varian, Inc.*	5,114,732
182,466	Waters Corp.*	8,059,523
		17,895,097
	Healthcare - Products—8.5%
200,697	SurModics, Inc.*	4,355,125
131,554	Techne Corp.	7,527,520
		11,882,645
	Pharmaceuticals—21.6%
347,834	Alkermes, Inc.*	2,660,930
1,864,987	Dyax Corp.*	3,655,375
780,697	Nektar Therapeutics*	4,371,903
431,160	Noven Pharmaceuticals, Inc.*	4,449,571
116,911	Onyx Pharmaceuticals, Inc.*	3,027,995
2,577,449	Synta Pharmaceuticals Corp.*(~)	8,376,709
251,519	Theravance, Inc.*	3,604,267
		30,146,750
	Total Common Stocks (Cost $161,862,935)—100.0%	139,329,185
	Liabilities in excess of other assets—(0.0%)	(32,589)
	Net Assets—100.0%	$139,296,596

*  Non-income producing security.

(~)  Affiliated Investment. See Note 5.

See Notes to Financial Statements.

41

Schedule of Investments

PowerShares Dynamic Building & Construction Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Building Materials—15.3%
65,140	AAON, Inc.	$1,268,927
106,754	Apogee Enterprises, Inc.	1,430,504
79,106	Armstrong World Industries, Inc.*	1,438,147
106,191	Comfort Systems USA, Inc.	1,145,801
154,109	Gibraltar Industries, Inc.	1,032,530
112,205	Trex Co., Inc.*	1,228,645
		7,544,554
	Commercial Services—2.8%
64,720	McGrath Rentcorp	1,368,181
	Distribution/Wholesale—3.0%
92,157	Beacon Roofing Supply, Inc.*	1,465,296
	Engineering & Construction—36.8%
75,558	Aecom Technology Corp.*	1,944,107
218,821	Dycom Industries, Inc.*	1,842,473
65,605	EMCOR Group, Inc.*	1,363,928
55,743	Fluor Corp.	2,110,987
28,414	Granite Construction, Inc.	1,120,932
83,000	Insituform Technologies, Inc., Class A*	1,272,390
54,933	Jacobs Engineering Group, Inc.*	2,089,651
62,137	Layne Christensen Co.*	1,345,887
31,580	Michael Baker Corp.*	1,061,088
67,669	Sterling Construction Co., Inc.*	1,270,147
59,941	URS Corp.*	2,641,001
		18,062,591
	Environmental Control—2.3%
45,130	Tetra Tech, Inc.*	1,108,393
	Home Builders—10.5%
5,572	NVR, Inc.*	2,815,922
201,898	Pulte Homes, Inc.	2,323,846
		5,139,768
	Home Furnishings—2.9%
69,867	American Woodmark Corp.	1,446,247
	Metal Fabricate/Hardware—6.0%
47,309	LB Foster Co., Class A*	1,549,370
37,100	Northwest Pipe Co.*	1,407,203
		2,956,573
	Miscellaneous Manufacturing—2.5%
20,684	Ameron International Corp.	1,223,872
	Office Furnishings—5.3%
453,345	Interface, Inc., Class A	2,624,868
	Retail—9.9%
88,721	Home Depot, Inc.	2,335,137
117,008	Lowe's Cos., Inc.	2,515,672
		4,850,809

Number of Shares		Value
	Common Stocks (Continued)
	Telecommunications—2.7%
106,865	MasTec, Inc.*	$1,336,881
	Total Common Stocks (Cost $45,731,867)	49,128,033
	Money Market Fund—0.1%
56,143	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $56,143)	56,143
	Total Investments (Cost $45,788,010)—100.1%	49,184,176
	Liabilities in excess of other assets—(0.1%)	(42,189)
	Net Assets—100.0%	$49,141,987

*  Non-income producing security.

See Notes to Financial Statements.

42

Schedule of Investments

PowerShares Dynamic Energy Exploration & Production Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.0%
	Gas - Distribution—5.5%
43,713	Energen Corp.	$1,578,914
38,651	National Fuel Gas Co.	1,264,274
		2,843,188
	Oil Companies - Exploration & Production—67.0%
61,452	Anadarko Petroleum Corp.	2,646,123
54,692	Arena Resources, Inc.*	1,568,020
60,574	Bill Barrett Corp.*	1,573,713
187,440	BreitBurn Energy Partners LP	1,188,370
46,748	Clayton Williams Energy, Inc.*	1,403,842
53,714	CNX Gas Corp.*	1,383,136
58,722	Concho Resources, Inc.*	1,610,157
32,166	Contango Oil & Gas Co.*	1,218,770
90,955	Denbury Resources, Inc.*	1,480,747
49,181	Devon Energy Corp.	2,550,035
58,342	Encore Acquisition Co.*	1,703,003
89,770	Encore Energy Partners LP	1,499,159
42,921	EOG Resources, Inc.	2,724,624
59,047	Goodrich Petroleum Corp.*	1,353,948
78,048	Linn Energy LLC	1,290,914
41,407	Occidental Petroleum Corp.	2,330,800
96,818	Petroleum Development Corp.*	1,569,420
230,157	Rosetta Resources, Inc.*	1,622,607
74,652	Southwestern Energy Co.*	2,677,020
205,526	VAALCO Energy, Inc.*	980,359
		34,374,767
	Oil Companies - Integrated—20.0%
35,377	Chevron Corp.	2,338,420
172,279	Delek US Holdings, Inc.	1,769,305
31,631	Exxon Mobil Corp.	2,108,839
92,297	Marathon Oil Corp.	2,741,221
28,019	Murphy Oil Corp.	1,336,786
		10,294,571
	Oil Refining & Marketing—7.5%
248,199	CVR Energy, Inc.*	1,826,745
85,824	Frontier Oil Corp.	1,090,823
35,040	Sunoco, Inc.	928,910
		3,846,478
	Total Common Stocks and Other Equity Interests (Cost $55,346,727)	51,359,004

Number of Shares		Value
	Money Market Fund—0.2%
75,483	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $75,483)	$75,483
	Total Investments (Cost $55,422,210)—100.2%	51,434,487
	Liabilities in excess of other assets—(0.2%)	(90,531)
	Net Assets—100.0%	$51,343,956

*  Non-income producing security.

See Notes to Financial Statements.

43

Schedule of Investments

PowerShares Dynamic Food & Beverage Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.8%
	Agricultural Operations—4.1%
143,811	Archer-Daniels-Midland Co.	$3,540,627
	Alternative Waste Technology—3.2%
482,975	Darling International, Inc.*	2,762,617
	Beverages - Non-alcoholic—14.2%
182,166	Coca-Cola Enterprises, Inc.	3,107,752
62,838	Hansen Natural Corp.*	2,561,277
113,043	Pepsi Bottling Group (The), Inc.	3,534,855
125,904	PepsiAmericas, Inc.	3,093,461
		12,297,345
	Beverages - Wine/Spirits—4.8%
48,657	Brown-Forman Corp., Class B	2,262,551
160,250	Constellation Brands, Inc., Class A*	1,857,298
		4,119,849
	Food - Canned—2.5%
292,486	Del Monte Foods Co.	2,208,269
	Food - Confectionery—2.6%
62,074	Hershey (The) Co.	2,243,354
	Food - Dairy Products—2.4%
102,265	Dean Foods Co.*	2,116,886
	Food - Miscellaneous/Diversified—26.6%
68,142	American Italian Pasta Co., Class A*	2,142,384
143,220	Campbell Soup Co.	3,683,618
138,678	ConAgra Foods, Inc.	2,454,601
73,058	General Mills, Inc.	3,703,310
66,242	J & J Snack Foods Corp.	2,567,540
98,509	Kellogg Co.	4,148,214
53,788	Lancaster Colony Corp.	2,355,914
66,707	McCormick & Co., Inc.	1,964,521
		23,020,102
	Food - Retail—10.8%
207,242	Safeway, Inc.	4,093,030
75,361	Weis Markets, Inc.	2,787,603
216,264	Winn-Dixie Stores, Inc.*	2,478,385
		9,359,018
	Food - Wholesale/Distribution—9.4%
60,025	Nash Finch Co.	1,758,132
136,684	Spartan Stores, Inc.	2,223,849
178,324	Sysco Corp.	4,160,299
		8,142,280

Number of Shares		Value
	Common Stocks (Continued)
	Retail - Restaurants—19.2%
107,575	Jack in the Box, Inc.*	$2,645,269
73,378	McDonald's Corp.	3,910,314
47,485	Panera Bread Co., Class A*	2,659,635
94,413	Papa John's International, Inc.*	2,505,721
145,890	Yum! Brands, Inc.	4,865,431
		16,586,370
	Total Common Stocks (Cost $83,886,048)	86,396,717
	Money Market Fund—0.2%
155,831	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $155,831)	155,831
	Total Investments (Cost $84,041,879)—100.0%	86,552,548
	Other assets less liabilities—0.0%	39,890
	Net Assets—100.0%	$86,592,438

*  Non-income producing security.

See Notes to Financial Statements.

44

Schedule of Investments

PowerShares Dynamic Hardware & Consumer Electronics Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Computers—39.3%
8,676	3PAR, Inc.*	$66,458
1,204	Apple, Inc.*	151,500
12,605	Dell, Inc.*	146,471
2,651	Diebold, Inc.	70,066
6,590	Electronics for Imaging, Inc.*	64,714
10,240	EMC Corp.*	128,307
3,704	Hewlett-Packard Co.	133,270
3,422	Lexmark International, Inc., Class A*	67,140
7,405	NCR Corp.*	75,161
2,826	Synaptics, Inc.*	91,788
4,293	Western Digital Corp.*	100,971
		1,095,846
	Electronics—24.4%
7,752	Agilent Technologies, Inc.*	141,551
966	American Science & Engineering, Inc.	58,211
6,003	Benchmark Electronics, Inc.*	72,816
7,538	Checkpoint Systems, Inc.*	91,587
8,549	Daktronics, Inc.	77,283
3,426	Garmin Ltd.	86,301
4,110	Multi-Fineline Electronix, Inc.*	82,488
3,712	OSI Systems, Inc.*	69,600
		679,837
	Home Furnishings—2.2%
8,272	TiVo, Inc.*	62,040
	Internet—2.5%
4,896	Avocent Corp.*	70,698
	Machinery - Diversified—2.5%
5,813	Intermec, Inc.*	70,221
	Miscellaneous Manufacturing—4.6%
5,363	Tyco International Ltd. (Switzerland)	127,425
	Office/Business Equipment—9.4%
5,574	Pitney Bowes, Inc.	136,786
20,757	Xerox Corp.	126,825
		263,611
	Semiconductors—7.4%
11,150	Emulex Corp.*	116,740
6,361	QLogic Corp.*	90,199
		206,939
	Software—2.2%
8,191	Digi International, Inc.*	59,549

Number of Shares		Value
	Common Stocks (Continued)
	Telecommunications—5.5%
25,064	Adaptec, Inc.*	$71,683
4,410	Polycom, Inc.*	82,202
		153,885
	Total Common Stocks (Cost $3,564,465)	2,790,051
	Money Market Fund—1.1%
31,783	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $31,783)	31,783
	Total Investments (Cost $3,596,248)—101.1%	2,821,834
	Liabilities in excess of other assets—(1.1%)	(30,553)
	Net Assets—100.0%	$2,791,281

*  Non-income producing security.

See Notes to Financial Statements.

45

Schedule of Investments

PowerShares Dynamic Healthcare Services Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.1%
	Commercial Services—2.5%
8,886	HMS Holdings Corp.*	$266,402
	Dialysis Centers—4.5%
10,548	DaVita, Inc.*	489,111
	Diversified Operations/Commercial Services—2.7%
6,781	Chemed Corp.	287,040
	Hazardous Waste Disposal—2.4%
5,627	Stericycle, Inc.*	264,919
	Human Resources—5.5%
41,468	AMN Healthcare Services, Inc.*	285,714
8,816	Emergency Medical Services Corp., Class A*	307,149
		592,863
	Internet Application Software—2.6%
55,662	eResearchTechnology, Inc.*	282,206
	Medical Labs & Testing Services—7.5%
8,904	Genoptix, Inc.*	258,928
10,799	Quest Diagnostics, Inc.	554,313
		813,241
	Medical - HMO—23.4%
10,895	AMERIGROUP Corp.*	325,434
15,899	Centene Corp.*	292,065
33,328	Healthspring, Inc.*	307,617
20,910	Humana, Inc.*	601,791
8,141	Magellan Health Services, Inc.*	240,648
14,413	Molina Healthcare, Inc.*	312,041
29,896	WellCare Health Plans, Inc.*	448,739
		2,528,335
	Medical - Hospitals—3.1%
12,843	LifePoint Hospitals, Inc.*	331,992
	Medical - Nursing Homes—5.2%
20,406	Ensign Group, Inc. (The)	316,293
18,760	Kindred Healthcare, Inc.*	244,255
		560,548
	Medical - Outpatient/Home Medical Care—8.4%
15,578	Gentiva Health Services, Inc.*	248,158
13,545	LHC Group, Inc.*	309,097
22,073	Res-Care, Inc.*	353,609
		910,864
	Medical - Wholesale Drug Distribution—13.8%
15,583	AmerisourceBergen Corp.	524,212
15,252	Cardinal Health, Inc.	515,365
12,065	McKesson Corp.	446,405
		1,485,982

Number of Shares		Value
	Common Stocks (Continued)
	MRI/Medical Diagnostic Imaging—2.4%
32,922	Alliance Healthcare Services, Inc.*	$259,096
	Pharmacy Services—13.2%
9,839	Express Scripts, Inc.*	629,401
12,197	Medco Health Solutions, Inc.*	531,179
10,412	Omnicare, Inc.	267,693
		1,428,273
	Physical Therapy/Rehabilitation Centers—2.9%
18,452	RehabCare Group, Inc.*	308,148
	Total Common Stocks (Cost $13,132,396)	10,809,020
	Money Market Fund—0.3%
38,009	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $38,009)	38,009
	Total Investments (Cost $13,170,405)—100.4%	10,847,029
	Liabilities in excess of other assets—(0.4%)	(46,682)
	Net Assets—100.0%	$10,800,347

*  Non-income producing security.

See Notes to Financial Statements.

46

Schedule of Investments

PowerShares Dynamic Insurance Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.9%
	Insurance Brokers—4.8%
30,401	Aon Corp.	$1,282,922
	Life/Health Insurance—14.4%
69,364	Aflac, Inc.	2,003,925
114,197	Unum Group	1,865,979
		3,869,904
	Multi-line Insurance—23.2%
31,841	ACE Ltd.	1,474,875
40,752	American Financial Group, Inc.	716,420
30,872	Cincinnati Financial Corp.	739,384
28,889	HCC Insurance Holdings, Inc.	691,025
82,460	Horace Mann Educators Corp.	723,999
62,976	MetLife, Inc.	1,873,536
		6,219,239
	Property/Casualty Insurance—50.6%
14,966	American Physicians Capital, Inc.	623,484
11,743	Arch Capital Group Ltd.*	678,511
75,670	Amtrust Financial Services, Inc.	690,867
29,778	Chubb (The) Corp.	1,159,853
43,582	CNA Surety Corp.*	838,954
66,054	Employers Holdings, Inc.	550,890
53,060	First Mercury Financial Corp.*	701,453
17,092	FPIC Insurance Group, Inc.*	521,990
21,308	Harleysville Group, Inc.	616,227
110,090	Meadowbrook Insurance Group, Inc.	655,036
12,141	Navigators Group, Inc.*	550,959
13,269	ProAssurance Corp.*	583,040
12,946	RLI Corp.	621,796
20,277	Safety Insurance Group, Inc.	670,155
65,238	Seabright Insurance Holdings, Inc.*	605,409
31,100	Tower Group, Inc.	845,609
32,159	Travelers (The) Cos., Inc.	1,323,021
55,864	W.R. Berkley Corp.	1,335,708
		13,572,962
	Reinsurance—6.9%
22,383	Argo Group International Holdings Ltd. (Bermuda)*	626,500
29,101	Aspen Insurance Holdings Ltd. (Bermuda)	686,202
13,648	Odyssey Re Holdings Corp.	522,582
		1,835,284
	Total Common Stocks (Cost $30,587,737)	26,780,311

Number of Shares		Value
	Money Market Fund—0.2%
59,416	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $59,416)	$59,416
	Total Investments (Cost $30,647,153)—100.1%	26,839,727
	Liabilities in excess of other assets—(0.1%)	(30,847)
	Net Assets—100.0%	$26,808,880

*  Non-income producing security.

See Notes to Financial Statements.

47

Schedule of Investments

PowerShares Dynamic Leisure and Entertainment Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.9%
	Beverages—2.6%
12,030	Peet's Coffee & Tea, Inc.*	$328,178
	Commercial Services—4.4%
73,859	Live Nation, Inc.*	288,789
53,017	Ticketmaster Entertainment, Inc.*	278,869
		567,658
	Entertainment—18.5%
13,937	Bally Technologies, Inc.*	364,871
8,636	Churchill Downs, Inc.	300,619
33,712	Cinemark Holdings, Inc.	300,037
13,440	DreamWorks Animation SKG, Inc., Class A*	322,694
13,411	International Speedway Corp., Class A	317,572
24,502	Scientific Games Corp., Class A*	428,540
21,840	Speedway Motorsports, Inc.	327,600
		2,361,933
	Internet—2.3%
3,056	Priceline.com, Inc.*	296,707
	Leisure Time—8.7%
24,298	Carnival Corp.	653,130
14,297	WMS Industries, Inc.*	459,077
		1,112,207
	Lodging—3.1%
31,311	Marcus Corp.	397,650
	Media—14.7%
30,642	Discovery Communications, Inc., Class A*	581,892
27,440	Liberty Media Corp. - Entertainment, Class A*	668,164
28,340	Walt Disney (The) Co.	620,646
		1,870,702
	Retail—43.3%
8,397	Buffalo Wild Wings, Inc.*	327,819
31,849	Cheesecake Factory (The), Inc.*	553,217
11,584	Cracker Barrel Old Country Store, Inc.	377,754
17,512	Darden Restaurants, Inc.	647,419
60,715	HSN, Inc.*	419,541
13,336	Jack in the Box, Inc.*	327,932
9,098	McDonald's Corp.	484,832
5,887	Panera Bread Co., Class A*	329,731
13,159	P.F. Chang's China Bistro, Inc.*	397,139
11,704	Papa John's International, Inc.*	310,624
51,947	Starbucks Corp.*	751,153
18,085	Yum! Brands, Inc.	603,135
		5,530,296

Number of Shares		Value
	Common Stocks (Continued)
	Toys/Games/Hobbies—2.3%
10,025	Marvel Entertainment, Inc.*	$299,146
	Total Common Stocks (Cost $12,581,012)	12,764,477
	Money Market Fund—0.3%
38,048	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $38,048)	38,048
	Total Investments (Cost $12,619,060)—100.2%	12,802,525
	Liabilities in excess of other assets—(0.2%)	(26,815)
	Net Assets—100.0%	$12,775,710

*  Non-income producing security.

See Notes to Financial Statements.

48

Schedule of Investments

PowerShares Dynamic Media Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Advertising Agencies—6.1%
44,722	Interpublic Group of Cos., Inc.*	$279,959
7,091	Omnicom Group, Inc.	223,154
		503,113
	Advertising Sales—2.5%
52,427	Clear Channel Outdoor Holdings, Inc., Class A*	201,320
	Cable/Satellite TV—14.6%
23,919	Comcast Corp., Class A	369,788
15,667	DIRECTV Group (The), Inc.*	387,444
15,146	DISH Network Corp., Class A*	200,685
43,691	Mediacom Communications Corp., Class A*	248,602
		1,206,519
	Computer Services—2.1%
4,182	IHS, Inc., Class A*	172,968
	E-Commerce/Services—4.8%
11,413	IAC/InterActiveCorp*	182,836
105,182	Move, Inc.*	215,623
		398,459
	E-Marketing/Information—3.5%
27,176	ValueClick, Inc.*	288,066
	Human Resources—4.3%
25,857	Monster Worldwide, Inc.*	356,827
	Internet Content - Information/Network—5.3%
29,078	LoopNet, Inc.*	249,780
7,351	WebMD Health Corp., Class A*	189,729
		439,509
	Motion Pictures & Services—2.6%
8,833	DreamWorks Animation SKG, Inc., Class A*	212,080
	Multimedia—27.1%
18,035	Liberty Media Corp. - Entertainment, Class A*	439,151
8,637	McGraw-Hill (The) Cos., Inc.	260,406
13,260	Meredith Corp.	332,561
18,470	Time Warner, Inc.	403,200
20,298	Viacom, Inc., Class B*	390,534
18,627	Walt Disney (The) Co.	407,931
		2,233,783
	Publishing - Books—5.9%
5,429	John Wiley & Sons, Inc., Class A	184,043
15,477	Scholastic Corp.	305,361
		489,404
	Radio—1.9%
31,672	Cox Radio, Inc., Class A*	152,026

Number of Shares		Value
	Common Stocks (Continued)
	Retail-Discount—3.3%
39,904	HSN, Inc.*	$275,737
	Schools—2.4%
474	Washington Post (The) Co., Class B	198,412
	Theaters—2.7%
15,490	National CineMedia, Inc.	225,070
	Toys—2.4%
6,590	Marvel Entertainment, Inc.*	196,646
	Web Portals/ISP—8.5%
926	Google, Inc., Class A*	366,667
23,613	Yahoo!, Inc.*	337,430
		704,097
	Total Common Stocks (Cost $9,545,500)	8,254,036
	Money Market Fund—1.9%
157,096	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $157,096)	157,096
	Total Investments (Cost $9,702,596)—101.9%	8,411,132
	Liabilities in excess of other assets—(1.9%)	(156,927)
	Net Assets—100.0%	$8,254,205

*  Non-income producing security.

See Notes to Financial Statements.

49

Schedule of Investments

PowerShares Dynamic Networking Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Computers—4.8%
24,320	Netscout Systems, Inc.*	$218,637
30,684	Riverbed Technology, Inc.*	562,131
		780,768
	Internet—18.1%
29,448	F5 Networks, Inc.*	803,047
21,071	McAfee, Inc.*	791,005
72,680	SonicWALL, Inc.*	394,652
65,031	VASCO Data Security International, Inc.*	450,015
28,787	Websense, Inc.*	513,272
		2,951,991
	Semiconductors—15.1%
61,075	Emulex Corp.*	639,454
54,913	Exar Corp.*	337,715
62,865	PMC - Sierra, Inc.*	497,891
34,842	QLogic Corp.*	494,060
14,668	Silicon Laboratories, Inc.*	487,858
		2,456,978
	Software—12.7%
34,394	ArcSight, Inc.*	519,349
28,619	Citrix Systems, Inc.*	816,500
28,369	VMware, Inc., Class A*	739,864
		2,075,713
	Telecommunications—49.3%
145,361	3Com Corp.*	588,712
73,175	Acme Packet, Inc.*	564,179
22,247	ADTRAN, Inc.	470,524
52,492	Arris Group, Inc.*	560,090
59,051	BigBand Networks, Inc.*	346,039
40,422	Cisco Systems, Inc.*	780,953
8,499	Comtech Telecommunications Corp.*	284,462
15,999	Ems Technologies, Inc*	304,781
59,051	Harmonic, Inc.*	432,844
41,445	Juniper Networks, Inc.*	897,284
17,617	QUALCOMM, Inc.	745,551
259,071	Sonus Networks, Inc.*	448,193
127,478	Sycamore Networks, Inc.*	376,060
26,204	Tekelec*	406,162
154,989	Tellabs, Inc.*	812,142
		8,017,976
	Total Common Stocks (Cost $15,350,889)	16,283,426

Number of Shares		Value
	Money Market Fund—0.2%
27,558	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $27,558)	$27,558
	Total Investments (Cost $15,378,447)—100.2%	16,310,984
	Liabilities in excess of other assets—(0.2%)	(34,812)
	Net Assets—100.0%	$16,276,172

*  Non-income producing security.

See Notes to Financial Statements.

50

Schedule of Investments

PowerShares Dynamic Oil & Gas Services Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.9%
	Oil Field Machinery & Equipment—19.8%
302,967	Cameron International Corp.*	$7,749,896
151,648	Dresser-Rand Group, Inc.*	3,735,090
151,575	Dril-Quip, Inc.*	5,211,149
120,276	FMC Technologies, Inc.*	4,117,047
96,990	Lufkin Industries, Inc.	3,384,951
218,527	National Oilwell Varco, Inc.*	6,616,998
		30,815,131
	Oil & Gas Drilling—23.7%
93,250	Diamond Offshore Drilling, Inc.	6,752,233
129,623	ENSCO International, Inc.	3,665,738
328,128	Nabors Industries Ltd. (Bermuda)*	4,990,827
237,545	Noble Corp. (Switzerland)	6,492,105
829,720	Pioneer Drilling Co.*	4,148,600
184,810	Pride International, Inc.*	4,195,187
97,728	Transocean Ltd.*	6,594,685
		36,839,375
	Oil - Field Services—51.6%
199,290	Baker Hughes, Inc.	7,090,738
504,932	Basic Energy Services, Inc.*	5,150,306
329,484	BJ Services Co.	4,576,533
630,917	Cal Dive International, Inc.*	4,996,863
91,661	CARBO Ceramics, Inc.	2,814,909
42,257	Core Laboratories N.V. (Netherlands)	3,517,050
358,138	Halliburton Co.	7,241,550
1,024,478	Helix Energy Solutions Group, Inc.*	9,312,506
1,193,305	Key Energy Services, Inc.*	5,238,609
1,072,769	Newpark Resources, Inc.*	3,003,753
546,505	RPC, Inc.	5,847,604
153,473	Schlumberger Ltd.	7,518,642
53,182	SEACOR Holdings, Inc.*	3,495,121
241,555	Superior Energy Services, Inc.*	4,640,272
554,109	Superior Well Services, Inc.*	5,928,966
		80,373,422
	Transport - Marine—4.8%
123,877	Overseas Shipholding Group, Inc.	3,556,509
90,207	Tidewater, Inc.	3,901,452
		7,457,961
	Total Common Stocks (Cost $201,953,068)	155,485,889

Number of Shares		Value
	Money Market Fund—0.1%
175,847	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $175,847)	$175,847
	Total Investments (Cost $202,128,915)—100.0%	155,661,736
	Other assets less liabilities—0.0%	54,001
	Net Assets—100.0%	$155,715,737

*  Non-income producing security.

See Notes to Financial Statements.

51

Schedule of Investments

PowerShares Dynamic Pharmaceuticals Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Consumer Products - Miscellaneous—3.1%
502,812	Prestige Brands Holdings, Inc.*	$3,248,166
	Cosmetics & Toiletries—2.3%
43,360	Chattem, Inc.*	2,380,898
	Medical Products—5.1%
100,848	Johnson & Johnson	5,280,401
	Medical - Biomedical/Genetics—20.2%
103,052	Amgen, Inc.*	4,994,931
59,739	Biogen Idec, Inc.*	2,887,783
61,488	Celgene Corp.*	2,626,767
45,140	Genzyme Corp.*	2,407,316
112,553	Gilead Sciences, Inc.*	5,154,928
1,014,900	Ligand Pharmaceuticals, Inc., Class B*	3,034,551
		21,106,276
	Medical - Drugs—53.3%
106,513	Abbott Laboratories	4,457,569
70,995	Allergan, Inc.	3,312,627
273,893	Bristol-Myers Squibb Co.	5,258,745
41,933	Cephalon, Inc.*	2,751,224
93,615	Eli Lilly & Co.	3,081,806
144,909	Endo Pharmaceuticals Holdings, Inc.*	2,396,795
128,283	Forest Laboratories, Inc.*	2,782,458
374,712	King Pharmaceuticals, Inc.*	2,952,731
243,828	Medicis Pharmaceutical Corp., Class A	3,918,316
208,362	Merck & Co., Inc.	5,050,695
409,616	Pfizer, Inc.	5,472,469
158,159	Schering-Plough Corp.	3,640,820
183,603	Sepracor, Inc.*	2,608,999
158,068	Valeant Pharmaceuticals International*	2,649,220
123,526	Wyeth	5,237,502
		55,571,976
	Medical - Generic Drugs—11.2%
206,486	Par Pharmaceutical Cos., Inc.*	2,215,595
136,902	Perrigo Co.	3,548,499
221,269	Mylan Laboratories, Inc.*	2,931,814
97,290	Watson Pharmaceuticals, Inc.*	3,010,153
		11,706,061
	Therapeutics—4.8%
565,920	Questcor Pharmaceuticals, Inc.*	2,546,640
253,491	Warner Chilcott Ltd., Class A*	2,481,677
		5,028,317
	Total Investments (Cost $140,344,505)—100.0%	104,322,095
	Other assets less liabilities—0.0%	26,637
	Net Assets—100.0%	$104,348,732

*  Non-income producing security.

See Notes to Financial Statements.

52

Schedule of Investments

PowerShares Dynamic Retail Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.9%
	E-Commerce/Products—4.6%
44,675	Amazon.com, Inc.*	$3,597,231
	E-Commerce/Services—2.5%
43,679	Netflix, Inc.*	1,979,095
	Food - Retail—6.7%
156,443	Safeway, Inc.	3,089,750
56,881	Weis Markets, Inc.	2,104,028
		5,193,778
	Rental/Auto Equipment—2.2%
90,105	Rent-A-Center, Inc.*	1,734,521
	Retail - Apparel/Shoe—41.3%
68,073	Aeropostale, Inc.*	2,312,440
107,904	Cato (The) Corp., Class A	2,073,915
86,358	Children's Place Retail Stores (The), Inc.*	2,456,022
159,141	Dress Barn, Inc.*	2,409,395
189,968	Foot Locker, Inc.	2,258,720
268,224	Gap (The), Inc.	4,168,201
110,394	Genesco, Inc.*	2,514,775
61,378	Gymboree (The) Corp.*	2,111,403
177,772	Hot Topic, Inc.*	2,175,929
205,285	Limited Brands, Inc.	2,344,355
147,814	Men's Wearhouse (The), Inc.	2,755,253
53,479	Ross Stores, Inc.	2,028,993
631,460	Wet Seal (The), Inc., Class A*	2,405,863
		32,015,264
	Retail - Appliances—3.3%
153,861	hhgregg, Inc.*	2,554,093
	Retail - Bedding—5.3%
135,877	Bed Bath & Beyond, Inc.*	4,133,378
	Retail - Building Products—5.1%
182,710	Lowe's Cos., Inc.	3,928,265
	Retail - Discount—10.8%
52,838	BJ's Wholesale Club, Inc.*	1,761,619
40,660	Dollar Tree, Inc.*	1,721,544
57,532	Family Dollar Stores, Inc.	1,909,487
58,779	Wal-Mart Stores, Inc.	2,962,463
		8,355,113
	Retail - Major Department Stores—4.7%
129,956	TJX Cos., Inc.	3,634,869
	Retail - Pet Food & Supplies—2.4%
114,563	PetMed Express, Inc.*	1,862,794
	Retail - Regional Department Stores—4.8%
82,364	Kohl's Corp.*	3,735,207

Number of Shares		Value
	Common Stocks (Continued)
	Retail - Sporting Goods—6.2%
187,487	Cabela's, Inc.*	$2,401,708
200,081	Zumiez, Inc.*	2,412,977
		4,814,685
	Total Common Stocks (Cost $60,633,519)	77,538,293
	Money Market Fund—0.2%
130,620	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $130,620)	130,620
	Total Investments (Cost $60,764,139)—100.1%	77,668,913
	Liabilities in excess of other assets—(0.1%)	(61,991)
	Net Assets—100.0%	$77,606,922

*  Non-income producing security.

See Notes to Financial Statements.

53

Schedule of Investments

PowerShares Dynamic Semiconductors Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Electronic Components & Semiconductors—56.8%
96,700	Altera Corp.	$1,577,177
41,170	Cree, Inc.*	1,127,646
116,358	Intel Corp.	1,836,129
278,823	LSI Corp.*	1,070,680
78,977	Microchip Technology, Inc.	1,816,471
79,979	Microsemi Corp.*	1,073,318
74,182	National Semiconductor Corp.	917,631
158,236	PMC - Sierra, Inc.*	1,253,229
94,461	Rambus, Inc.*	1,131,643
68,816	Semtech Corp.*	992,327
348,528	Silicon Image, Inc.*	947,996
36,921	Silicon Laboratories, Inc.*	1,227,992
124,398	Skyworks Solutions, Inc.*	1,099,678
38,762	Supertex, Inc.*	996,959
103,304	Texas Instruments, Inc.	1,865,671
83,847	Xilinx, Inc.	1,713,833
		20,648,380
	Instruments - Scientific—2.7%
56,505	FEI Co.*	970,756
	Lasers - System/Components—3.4%
43,778	Cymer, Inc.*	1,243,733
	Semiconductor Components - Integrated Circuits—24.5%
79,528	Analog Devices, Inc.	1,692,355
226,494	Atmel Corp.*	869,737
227,770	Cirrus Logic, Inc.*	1,059,131
29,318	Hittite Microwave Corp.*	1,089,457
180,487	Integrated Device Technology, Inc.*	980,044
68,000	Linear Technology Corp.	1,481,040
121,592	Micrel, Inc.	911,940
51,932	Standard Microsystems Corp.*	823,642
		8,907,346
	Semiconductor Equipment—5.5%
64,225	MKS Instruments, Inc.*	1,005,121
73,642	Ultratech, Inc.*	995,640
		2,000,761
	Wireless Equipment—7.1%
27,522	InterDigital, Inc.*	724,379
44,344	QUALCOMM, Inc.	1,876,638
		2,601,017
	Total Common Stocks (Cost $41,716,647)	36,371,993

Number of Shares		Value
	Money Market Fund—0.1%
53,069	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $53,069)	$53,069
	Total Investments (Cost $41,769,716)—100.1%	36,425,062
	Liabilities in excess of assets—(0.1%)	(51,569)
	Net Assets—100.0%	$36,373,493

*  Non-income producing security.

See Notes to Financial Statements.

54

Schedule of Investments

PowerShares Dynamic Software Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Applications Software—18.0%
132,418	Compuware Corp.*	$990,487
88,838	Microsoft Corp.	1,799,858
49,097	Progress Software Corp.*	1,040,365
69,255	Quest Software, Inc.*	1,006,275
104,801	Red Hat, Inc.*	1,809,914
		6,646,899
	Computer Aided Design—6.1%
113,059	Autodesk, Inc.*	2,254,396
	Computer Software—3.0%
46,556	Metavante Technologies, Inc.*	1,098,256
	Computers - Integrated Systems—7.5%
49,128	Jack Henry & Associates, Inc.	885,287
48,670	Micros Systems, Inc.*	1,021,097
50,617	Teradata Corp.*	846,316
		2,752,700
	Data Processing/Management—5.5%
57,885	CSG Systems International, Inc.*	839,333
71,469	Fair Isaac Corp.	1,202,108
		2,041,441
	Decision Support Software—2.1%
103,653	Wind River Systems, Inc.*	759,776
	Electronic Design Automation—2.5%
42,004	Synopsys, Inc.*	914,847
	Enterprise Software/Services—21.6%
48,423	BMC Software, Inc.*	1,678,825
84,645	CA, Inc.	1,460,126
80,678	JDA Software Group, Inc.*	1,138,367
247,648	Novell, Inc.*	931,156
92,325	Oracle Corp.	1,785,567
28,795	Sybase, Inc.*	977,878
		7,971,919
	E-Services/Consulting—3.4%
70,124	Websense, Inc.*	1,250,311
	Identification System/Development—2.3%
75,244	Cogent, Inc.*	853,267
	Industry Audio & Video Production—5.5%
51,146	Dolby Laboratories, Inc., Class A*	2,052,489
	Internet Application Software—5.4%
358,980	Art Technology Group, Inc.*	1,127,197
137,296	S1 Corp.*	851,235
		1,978,432
	Internet Infrastructure Software—2.8%
162,022	TIBCO Software, Inc.*	1,023,979

Number of Shares		Value
	Common Stocks (Continued)
	Internet Security—5.2%
51,334	McAfee, Inc.*	$1,927,078
	Medical Information System—3.1%
21,381	Cerner Corp.*	1,150,298
	Networking Products—3.7%
178,263	Acme Packet, Inc.*	1,374,408
	Transactional Software—2.3%
37,643	Solera Holdings, Inc.*	859,013
	Total Common Stocks (Cost $34,997,109)	36,909,509
	Money Market Fund—0.1%
36,542	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $36,542)	36,542
	Total Investments (Cost $35,033,651)—100.1%	36,946,051
	Liabilities in excess of other assets—(0.1%)	(49,562)
	Net Assets—100.0%	$36,896,489

*  Non-income producing security.

See Notes to Financial Statements.

55

Statements of Assets and Liabilities

April 30, 2009

	PowerShares Dynamic Banking Portfolio	PowerShares Dynamic Biotechnology & Genome Portfolio	PowerShares Dynamic Building & Construction Portfolio	PowerShares Dynamic Energy Exploration & Production Portfolio	PowerShares Dynamic Food & Beverage Portfolio	PowerShares Dynamic Hardware & Consumer Electronics Portfolio	PowerShares Dynamic Healthcare Services Portfolio	PowerShares Dynamic Insurance Portfolio
ASSETS:
Unaffiliated investments at value	$74,797,581	$130,952,476	$49,184,176	$51,434,487	$86,552,548	$2,821,834	$10,847,029	$26,839,727
Affiliated investments at value (Note 5)	—	8,376,709	—	—	—	—	—	—
Receivables:
Investments sold	11,392,342	4,322,200	—	—	—	—	—	—
Dividends	134,682	38	15,815	27	128,681	1,084	15	13,514
Expense waivers	33,203	—	11,991	—	1,270	7,315	1,282	11,311
Shares sold	—	—	—	—	—	—	—	—
Total Assets	86,357,808	143,651,423	49,211,982	51,434,514	86,682,499	2,830,233	10,848,326	26,864,552
LIABILITIES:
Due to custodian	175	4,191,957	3,057	238	15	1	1	2
Payables:
Shares repurchased	11,486,639	—	—	—	—	—	—	—
Investments purchased	—	—	—	—	—	—	—	—
Expense recapture	—	15,113	—	17,627	—	—	—	—
Accrued advisory fees	35,088	56,651	17,837	20,518	33,690	1,054	4,317	11,047
Accrued expenses	62,051	91,106	49,101	52,175	56,356	37,897	43,661	44,623
Total Liabilities	11,583,953	4,354,827	69,995	90,558	90,061	38,952	47,979	55,672
NET ASSETS	$74,773,855	$139,296,596	$49,141,987	$51,343,956	$86,592,438	$2,791,281	$10,800,347	$26,808,880
NET ASSETS CONSIST OF:
Shares of beneficial interest	$128,497,865	$273,404,801	$56,783,719	$84,067,740	$103,509,203	$7,738,975	$23,628,982	$41,039,382
Undistributed net investment income (loss)	701,295	(6,720)	41,806	20,273	413,492	(668)	(3,309)	63,320
Accumulated net realized loss on investments	(41,642,054)	(111,567,735)	(11,079,704)	(28,756,334)	(19,840,926)	(4,172,612)	(10,501,950)	(10,486,396)
Net unrealized appreciation (depreciation) of investments	(12,783,251)	(22,533,750)	3,396,166	(3,987,723)	2,510,669	(774,414)	(2,323,376)	(3,807,426)
Net Assets	$74,773,855	$139,296,596	$49,141,987	$51,343,956	$86,592,438	$2,791,281	$10,800,347	$26,808,880
Shares outstanding (unlimited amount authorized, $0.01 par value)	6,000,000	10,800,000	4,500,000	3,900,000	6,800,000	300,000	700,000	2,300,000
Net asset value	$12.46	$12.90	$10.92	$13.17	$12.73	$9.30	$15.43	$11.66
Share price	$12.43	$12.87	$10.94	$13.15	$12.74	$9.30	$15.43	$11.61
Unaffiliated investments at cost	$87,580,832	$154,375,748	$45,788,010	$55,422,210	$84,041,879	$3,596,248	$13,170,405	$30,647,153
Affiliated investments at cost	$—	$7,487,187	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

56

	PowerShares Dynamic Leisure and Entertainment Portfolio	PowerShares Dynamic Media Portfolio	PowerShares Dynamic Networking Portfolio	PowerShares Dynamic Oil & Gas Services Portfolio	PowerShares Dynamic Pharmaceuticals Portfolio	PowerShares Dynamic Retail Portfolio	PowerShares Dynamic Semiconductors Portfolio	PowerShares Dynamic Software Portfolio
ASSETS:
Unaffiliated investments at value	$12,802,525	$8,411,132	$16,310,984	$155,661,736	$104,322,095	$77,668,913	$36,425,062	$36,946,051
Affiliated investments at value (Note 5)	—	—	—	—	—	—	—	—
Receivables:
Investments sold	—	—	—	3,912,539	—	—	—	—
Dividends	9,424	2,242	2,013	236,328	138,927	42,415	11,383	4,055
Expense waivers	8,527	5,838	8,185	—	8,063	13,490	—	6,549
Shares sold	—	—	—	1,349,680	—	1,445,632	—	—
Total Assets	12,820,476	8,419,212	16,321,182	161,160,283	104,469,085	79,170,450	36,436,445	36,956,655
LIABILITIES:
Due to custodian	7	122,133	1	11	10,949	40,644	1	1
Payables:
Shares repurchased	—	—	—	3,913,962	—	—	—	—
Investments purchased	—	—	—	1,348,088	—	1,444,429	—	—
Expense recapture	—	—	—	48,557	—	—	2,356	—
Accrued advisory fees	4,052	3,111	4,967	58,847	43,180	28,739	13,970	15,014
Accrued expenses	40,707	39,763	40,042	75,081	66,224	49,716	46,625	45,151
Total Liabilities	44,766	165,007	45,010	5,444,546	120,353	1,563,528	62,952	60,166
NET ASSETS	$12,775,710	$8,254,205	$16,276,172	$155,715,737	$104,348,732	$77,606,922	$36,373,493	$36,896,489
NET ASSETS CONSIST OF:
Shares of beneficial interest	$21,734,403	$26,106,736	$21,262,259	$339,077,821	$154,757,729	$67,176,231	$83,116,999	$49,739,838
Undistributed net investment income (loss)	3,029	(2,967)	(2,677)	196,719	449,678	58,278	5,834	(3,232)
Accumulated net realized loss on investments	(9,145,187)	(16,558,100)	(5,915,947)	(137,091,624)	(14,836,265)	(6,532,361)	(41,404,686)	(14,752,517)
Net unrealized appreciation (depreciation) of investments	183,465	(1,291,464)	932,537	(46,467,179)	(36,022,410)	16,904,774	(5,344,654)	1,912,400
Net Assets	$12,775,710	$8,254,205	$16,276,172	$155,715,737	$104,348,732	$77,606,922	$36,373,493	$36,896,489
Shares outstanding (unlimited amount authorized, $0.01 par value)	1,200,000	1,000,000	1,200,000	11,900,000	7,500,000	5,300,000	3,500,000	2,400,000
Net asset value	$10.65	$8.25	$13.56	$13.09	$13.91	$14.64	$10.39	$15.37
Share price	$10.63	$8.26	$13.58	$13.11	$13.92	$14.64	$10.39	$15.37
Unaffiliated investments at cost	$12,619,060	$9,702,596	$15,378,447	$202,128,915	$140,344,505	$60,764,139	$41,769,716	$35,033,651
Affiliated investments at cost	$—	$—	$—	$—	$—	$—	$—	$—

57

Statements of Operations

Year Ended April 30, 2009

	PowerShares Dynamic Banking Portfolio	PowerShares Dynamic Biotechnology & Genome Portfolio	PowerShares Dynamic Building & Construction Portfolio	PowerShares Dynamic Energy Exploration & Production Portfolio	PowerShares Dynamic Food & Beverage Portfolio	PowerShares Dynamic Hardware Consumer Electronics Portfolio	PowerShares Dynamic Healthcare Services Portfolio	PowerShares Dynamic Insurance Portfolio
INVESTMENT INCOME:
Unaffiliated dividend income	$3,772,315	$465,375	$198,194	$839,954	$1,915,047	$25,138	$78,153	$508,930
Total Income	3,772,315	465,375	198,194	839,954	1,915,047	25,138	78,153	508,930
EXPENSES:
Advisory fees	544,048	936,718	121,410	452,351	394,573	20,965	103,521	144,737
Accounting & Administration fees	74,983	74,983	74,983	74,983	74,983	74,983	74,983	74,983
Printing	58,299	29,112	5,917	6,974	11,497	199	664	8,533
Sub-licensing	54,405	56,203	7,284	27,141	23,674	1,258	10,352	8,684
Professional fees	29,267	35,580	25,560	29,259	29,089	23,966	24,057	25,361
Custodian & transfer agent fees	10,117	13,122	6,067	8,056	7,126	3,482	6,341	6,506
Trustees	8,180	10,815	4,467	7,357	6,552	3,856	5,021	4,814
Listing fee and expenses	2,260	8,038	7,559	7,915	7,616	6,869	2,188	7,660
Other expenses	3,005	6,305	4,212	6,289	4,322	—	555	2,868
Total Expenses	784,564	1,170,876	257,459	620,325	559,432	135,578	227,682	284,146
Less fees waived:
(Waivers) and/or Recapture	(77,300)	9,388	(104,483)	(50,362)	(62,271)	(109,772)	(93,104)	(101,778)
Net Expenses	707,264	1,180,264	152,976	569,963	497,161	25,806	134,578	182,368
Net Investment Income (Loss)	3,065,051	(714,889)	45,218	269,991	1,417,886	(668)	(56,425)	326,562
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	(29,513,539)	(47,770,364)	(5,711,612)	(23,126,103)	(14,332,389)	(1,649,262)	(7,243,425)	(4,425,832)
In-kind redemptions	(14,536,511)	2,517,366	(7,803,569)	(16,924,297)	(7,201,652)	(1,343,645)	(7,970,825)	(4,247,237)
Net realized loss	(44,050,050)	(45,252,998)	(13,515,181)	(40,050,400)	(21,534,041)	(2,992,907)	(15,214,250)	(8,673,069)
Net change in unrealized appreciation (depreciation) on investments	(14,785,699)	(23,412,046)	3,991,876	(26,868,276)	672,398	678,034	5,594,158	(2,704,707)
Net realized and unrealized gain (loss) on investments	(58,835,749)	(68,665,044)	(9,523,305)	(66,918,676)	(20,861,643)	(2,314,873)	(9,620,092)	(11,377,776)
Net increase (decrease) in net assets resulting from operations	$(55,770,698)	$(69,379,933)	$(9,478,087)	$(66,648,685)	$(19,443,757)	$(2,315,541)	$(9,676,517)	$(11,051,214)

See Notes to Financial Statements.

58

	PowerShares Dynamic Leisure and Entertainment Portfolio	PowerShares Dynamic Media Portfolio	PowerShares Dynamic Networking Portfolio	PowerShares Dynamic Oil & Gas Services Portfolio	PowerShares Dynamic Pharmaceuticals Portfolio	PowerShares Dynamic Retail Portfolio	PowerShares Dynamic Semiconductors Portfolio	PowerShares Dynamic Software Portfolio
INVESTMENT INCOME:
Unaffiliated dividend income	$172,636	$206,094	$11,813	$2,163,979	$1,979,620	$256,568	$435,959	$60,294
Total Income	172,636	206,094	11,813	2,163,979	1,979,620	256,568	435,959	60,294
EXPENSES:
Advisory fees	54,412	89,850	42,744	1,184,457	624,605	119,065	229,464	146,805
Accounting & Administration fees	74,983	74,983	74,983	85,597	74,983	74,983	74,983	74,983
Printing	1,435	2,131	1,036	17,793	26,059	8,561	6,115	5,412
Sub-licensing	3,265	5,391	2,565	71,067	37,476	7,144	13,768	8,808
Professional fees	24,266	24,856	24,431	39,050	31,423	26,215	26,276	25,589
Custodian & transfer agent fees	5,878	5,824	4,700	16,168	10,405	7,242	6,217	6,214
Trustees	4,171	4,433	4,003	12,916	8,453	4,447	5,500	4,833
Listing fee and expenses	7,580	7,640	7,566	8,352	7,786	7,554	7,680	7,678
Other expenses	3,904	3,979	1,872	9,283	8,082	2,620	4,211	3,123
Total Expenses	179,894	219,087	163,900	1,444,683	829,272	257,831	374,214	283,445
Less fees waived:
(Waivers) and/or Recapture	(111,335)	(105,876)	(110,045)	24,216	(42,273)	(107,809)	(85,089)	(98,470)
Net Expenses	68,559	113,211	53,855	1,468,899	786,999	150,022	289,125	184,975
Net Investment Income (Loss)	104,077	92,883	(42,042)	695,080	1,192,621	106,546	146,834	(124,681)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	(2,824,936)	(8,531,174)	(1,099,451)	(102,462,995)	(10,150,704)	(1,883,843)	(15,014,807)	(5,372,321)
In-kind redemptions	(3,204,055)	(6,045,229)	(1,632,311)	8,481,056	2,748,842	(4,668,134)	(12,276,678)	281,874
Net realized loss	(6,028,991)	(14,576,403)	(2,731,762)	(93,981,939)	(7,401,862)	(6,551,977)	(27,291,485)	(5,090,447)
Net change in unrealized appreciation (depreciation) on investments	1,748,598	2,190,171	2,466,022	(103,881,339)	(25,038,354)	16,783,713	3,722,475	2,850,819
Net realized and unrealized gain (loss) on investments	(4,280,393)	(12,386,232)	(265,740)	(197,863,278)	(32,440,216)	10,231,736	(23,569,010)	(2,239,628)
Net increase (decrease) in net assets resulting from operations	$(4,176,316)	$(12,293,349)	$(307,782)	$(197,168,198)	$(31,247,595)	$10,338,282	$(23,422,176)	$(2,364,309)

59

Statements of Changes in Net Assets

	PowerShares Dynamic Banking Portfolio		Dynamic Biotechnology & Genome Portfolio		Dynamic Building & Construction Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$3,065,051	$1,669,867	$(714,889)	$(1,336,496)	$45,218	$19,576
Net realized gain (loss) on investments	(44,050,050)	(12,135,346)	(45,252,998)	(59,309)	(13,515,181)	(83,155)
Net change in unrealized appreciation (depreciation) of investments	(14,785,699)	2,176,920	(23,412,046)	(21,265,610)	3,991,876	(2,997,274)
Net increase (decrease) in net assets resulting from operations	(55,770,698)	(8,288,559)	(69,379,933)	(22,661,415)	(9,478,087)	(3,060,853)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(39,384)	(165,457)	(155,505)	177,867	108,043	(22,619)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,373,727)	(684,636)	—	—	(22,670)	(18,567)
Return of capital	—	—	—	—	—	—
Total distributions to shareholders	(3,373,727)	(684,636)	—	—	(22,670)	(18,567)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	149,390,286	227,990,630	173,345,740	229,940,570	63,471,504	56,345,601
Value of shares repurchased	(123,120,186)	(116,105,241)	(163,668,814)	(266,895,466)	(20,351,949)	(56,441,780)
Net income equalization	39,384	165,457	155,505	(177,867)	(108,043)	22,619
Net increase (decrease) in net assets resulting from shares transactions	26,309,484	112,050,846	9,832,431	(37,132,763)	43,011,512	(73,560)
Increase (Decrease) in Net Assets	(32,874,325)	102,912,194	(59,703,007)	(59,616,311)	33,618,798	(3,175,599)
NET ASSETS:
Beginning of period	107,648,180	4,735,986	198,999,603	258,615,914	15,523,189	18,698,788
End of period	$74,773,855	$107,648,180	$139,296,596	$198,999,603	$49,141,987	$15,523,189
Undistributed net investment income (loss) at end of period	$701,295	$1,009,971	$(6,720)	$—	$41,806	$19,258
CHANGES IN SHARES OUTSTANDING:
Shares sold	8,500,000	11,000,000	9,800,000	12,300,000	5,400,000	3,000,000
Shares repurchased	(8,000,000)	(5,700,000)	(10,200,000)	(14,500,000)	(1,800,000)	(3,100,000)
Shares outstanding, beginning of period	5,500,000	200,000	11,200,000	13,400,000	900,000	1,000,000
Shares outstanding, end of period	6,000,000	5,500,000	10,800,000	11,200,000	4,500,000	900,000

See Notes to Financial Statements.

60

	Dynamic Energy Exploration & Production Portfolio		PowerShares Dynamic Food & Beverage Portfolio		Dynamic Hardware & Consumer Electronics Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$269,991	$337,738	$1,417,886	$466,518	$(668)	$(43,393)
Net realized gain (loss) on investments	(40,050,400)	22,766,144	(21,534,041)	2,709,318	(2,992,907)	(503,401)
Net change in unrealized appreciation (depreciation) of investments	(26,868,276)	6,700,824	672,398	(1,717,175)	678,034	(2,563,775)
Net increase (decrease) in net assets resulting from operations	(66,648,685)	29,804,706	(19,443,757)	1,458,661	(2,315,541)	(3,110,569)
Undistributed net investment income (loss) included in the price of units issued and redeemed	11,918	26,395	207,792	170,513	7,717	(46,779)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(345,726)	(387,353)	(1,004,394)	(889,330)	—	—
Return of capital	—	(12,322)	—	(369,392)	—	(303,093)
Total distributions to shareholders	(345,726)	(399,675)	(1,004,394)	(1,258,722)	—	(303,093)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	98,734,331	148,755,294	85,048,720	114,332,928	4,600,205	20,684,926
Value of shares repurchased	(119,198,333)	(162,846,293)	(65,021,064)	(60,833,736)	(5,464,358)	(23,820,679)
Net income equalization	(11,918)	(26,395)	(207,792)	(170,513)	(7,717)	46,779
Net increase (decrease) in net assets resulting from shares transactions	(20,475,920)	(14,117,394)	19,819,864	53,328,679	(871,870)	(3,088,974)
Increase (Decrease) in Net Assets	(87,458,413)	15,314,032	(420,495)	53,699,131	(3,179,694)	(6,549,415)
NET ASSETS:
Beginning of period	138,802,369	123,488,337	87,012,933	33,313,802	5,970,975	12,520,390
End of period	$51,343,956	$138,802,369	$86,592,438	$87,012,933	$2,791,281	$5,970,975
Undistributed net investment income (loss) at end of period	$20,273	$—	$413,492	$—	$(668)	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	4,700,000	6,400,000	6,400,000	6,900,000	400,000	1,100,000
Shares repurchased	(6,000,000)	(7,000,000)	(4,800,000)	(3,600,000)	(500,000)	(1,400,000)
Shares outstanding, beginning of period	5,200,000	5,800,000	5,200,000	1,900,000	400,000	700,000
Shares outstanding, end of period	3,900,000	5,200,000	6,800,000	5,200,000	300,000	400,000

61

Statements of Changes in Net Assets (Continued)

	PowerShares Healthcare Services Portfolio		PowerShares Dynamic Insurance Portfolio		PowerShares Dynamic Leisure and Entertainment Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$(56,425)	$(282,696)	$326,562	$763,085	$104,077	$237,929
Net realized gain (loss) on investments	(15,214,250)	(13,585,038)	(8,673,069)	(2,383,354)	(6,028,991)	(567,404)
Net change in unrealized appreciation (depreciation) of investments	5,594,158	(9,150,564)	(2,704,707)	(5,113,803)	1,748,598	(5,546,327)
Net increase (decrease) in net assets resulting from operations	(9,676,517)	(23,018,298)	(11,051,214)	(6,734,072)	(4,176,316)	(5,875,802)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(5,281)	63,340	(22,747)	(97,621)	(45,282)	(309,164)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	(304,900)	(785,432)	(101,048)	(237,929)
Return of capital	—	—	—	—	—	(485,571)
Total distributions to shareholders	—	—	(304,900)	(785,432)	(101,048)	(723,500)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	26,116,175	153,002,599	40,493,250	43,758,738	33,503,371	61,308,076
Value of shares repurchased	(33,664,830)	(130,000,271)	(36,340,003)	(60,628,701)	(31,564,852)	(89,066,554)
Net income equalization	5,281	(63,340)	22,747	97,621	45,282	309,164
Net increase (decrease) in net assets resulting from shares transactions	(7,543,374)	22,938,988	4,175,994	(16,772,342)	1,983,801	(27,449,314)
Increase (Decrease) in Net Assets	(17,225,172)	(15,970)	(7,202,867)	(24,389,467)	(2,338,845)	(34,357,780)
NET ASSETS:
Beginning of period	28,025,519	28,041,489	34,011,747	58,401,214	15,114,555	49,472,335
End of period	$10,800,347	$28,025,519	$26,808,880	$34,011,747	$12,775,710	$15,114,555
Undistributed net investment income (loss) at end of period	$(3,309)	$—	$63,320	$41,414	$3,029	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,200,000	5,400,000	2,900,000	2,400,000	2,900,000	3,600,000
Shares repurchased	(1,700,000)	(5,200,000)	(2,700,000)	(3,400,000)	(2,700,000)	(5,300,000)
Shares outstanding, beginning of period	1,200,000	1,000,000	2,100,000	3,100,000	1,000,000	2,700,000
Shares outstanding, end of period	700,000	1,200,000	2,300,000	2,100,000	1,200,000	1,000,000

See Notes to Financial Statements.

62

	PowerShares Dynamic Media Portfolio		PowerShares Dynamic Networking Portfolio		PowerShares Dynamic Oil & Gas Services Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$92,883	$161,012	$(42,042)	$(97,127)	$695,080	$(227,494)
Net realized gain (loss) on investments	(14,576,403)	(6,536,041)	(2,731,762)	(945,353)	(93,981,939)	49,457,976
Net change in unrealized appreciation (depreciation) of investments	2,190,171	(4,371,386)	2,466,022	(1,976,065)	(103,881,339)	27,334,628
Net increase (decrease) in net assets resulting from operations	(12,293,349)	(10,746,415)	(307,782)	(3,018,545)	(197,168,198)	76,565,110
Undistributed net investment income (loss) included in the price of units issued and redeemed	83,755	(100,942)	74,424	6,671	19,943	47,462
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(95,850)	(173,173)	—	—	(543,711)	—
Return of capital	(48,916)	(655,987)	—	—	—	—
Total distributions to shareholders	(144,766)	(829,160)	—	—	(543,711)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	33,989,362	107,963,303	16,238,074	18,413,457	224,020,307	351,285,457
Value of shares repurchased	(44,220,220)	(96,769,925)	(12,485,502)	(21,240,566)	(250,531,653)	(320,367,537)
Net income equalization	(83,755)	100,942	(74,424)	(6,671)	(19,943)	(47,462)
Net increase (decrease) in net assets resulting from shares transactions	(10,314,613)	11,294,320	3,678,148	(2,833,780)	(26,531,289)	30,870,458
Increase (Decrease) in Net Assets	(22,668,973)	(382,197)	3,444,790	(5,845,654)	(224,223,255)	107,483,030
NET ASSETS:
Beginning of period	30,923,178	31,305,375	12,831,382	18,677,036	379,938,992	272,455,962
End of period	$8,254,205	$30,923,178	$16,276,172	$12,831,382	$155,715,737	$379,938,992
Undistributed net investment income (loss) at end of period	$(2,967)	$—	$(2,677)	$—	$196,719	$45,350
CHANGES IN SHARES OUTSTANDING:
Shares sold	3,100,000	6,900,000	1,300,000	1,000,000	10,100,000	13,500,000
Shares repurchased	(4,400,000)	(6,500,000)	(900,000)	(1,200,000)	(11,200,000)	(12,500,000)
Shares outstanding, beginning of period	2,300,000	1,900,000	800,000	1,000,000	13,000,000	12,000,000
Shares outstanding, end of period	1,000,000	2,300,000	1,200,000	800,000	11,900,000	13,000,000

63

Statements of Changes in Net Assets (Continued)

	PowerShares Dynamic Pharmaceuticals Portfolio		PowerShares Dynamic Retail Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$1,192,621	$542,778	$106,546	$31,361
Net realized gain (loss) on investments	(7,401,862)	2,377,913	(6,551,977)	(2,691,592)
Net change in unrealized appreciation (depreciation) of investments	(25,038,354)	(17,014,573)	16,783,713	(644,652)
Net increase (decrease) in net assets resulting from operations	(31,247,595)	(14,093,882)	10,338,282	(3,304,883)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(32,948)	(52,293)	(334,997)	(60,052)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(949,059)	(339,784)	(48,268)	(53,516)
Return of capital	—	—	—	(28,135)
Total distributions to shareholders	(949,059)	(339,784)	(48,268)	(81,651)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	97,609,610	114,128,748	109,311,011	41,315,136
Value of shares repurchased	(67,679,197)	(75,425,400)	(56,384,978)	(47,566,973)
Net income equalization	32,948	52,293	334,997	60,052
Net increase (decrease) in net assets resulting from shares transactions	29,963,361	38,755,641	53,261,030	(6,191,785)
Increase (Decrease) in Net Assets	(2,266,241)	24,269,682	63,216,047	(9,638,371)
NET ASSETS:
Beginning of period	106,614,973	82,345,291	14,390,875	24,029,246
End of period	$104,348,732	$106,614,973	$77,606,922	$14,390,875
Undistributed net investment income (loss) at end of period	$449,678	$202,994	$58,278	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	5,800,000	6,100,000	8,500,000	2,400,000
Shares repurchased	(4,500,000)	(4,100,000)	(4,100,000)	(2,700,000)
Shares outstanding, beginning of period	6,200,000	4,200,000	900,000	1,200,000
Shares outstanding, end of period	7,500,000	6,200,000	5,300,000	900,000

See Notes to Financial Statements.

64

	PowerShares Dynamic Semiconductors Portfolio		PowerShares Dynamic Software Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$146,834	$(50,780)	$(124,681)	$(281,115)
Net realized gain (loss) on investments	(27,291,485)	(5,221,652)	(5,090,447)	(348,591)
Net change in unrealized appreciation (depreciation) of investments	3,722,475	(17,046,491)	2,850,819	(7,898,477)
Net increase (decrease) in net assets resulting from operations	(23,422,176)	(22,318,923)	(2,364,309)	(8,528,183)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(23,617)	124,852	36,904	139,588
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(141,000)	—	—	—
Return of capital	—	—	—	—
Total distributions to shareholders	(141,000)	—	—	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	37,774,948	199,521,339	29,449,067	59,042,633
Value of shares repurchased	(52,894,493)	(264,032,209)	(25,243,698)	(86,828,275)
Net income equalization	23,617	(124,852)	(36,904)	(139,588)
Net increase (decrease) in net assets resulting from shares transactions	(15,095,928)	(64,635,722)	4,168,465	(27,925,230)
Increase (Decrease) in Net Assets	(38,682,721)	(86,829,793)	1,841,060	(36,313,825)
NET ASSETS:
Beginning of period	75,056,214	161,886,007	35,055,429	71,369,254
End of period	$36,373,493	$75,056,214	$36,896,489	$35,055,429
Undistributed net investment income (loss) at end of period	$5,834	$—	$(3,232)	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	3,000,000	11,100,000	2,000,000	3,000,000
Shares repurchased	(4,100,000)	(15,000,000)	(1,600,000)	(4,500,000)
Shares outstanding, beginning of period	4,600,000	8,500,000	2,000,000	3,500,000
Shares outstanding, end of period	3,500,000	4,600,000	2,400,000	2,000,000

65

Financial Highlights

PowerShares Dynamic Banking Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$19.57	$23.68	$25.17
Net investment income**	0.46	0.52	0.22
Net realized and unrealized loss on investments	(7.04)	(4.22)	(1.49)
Total from investment operations	(6.58)	(3.70)	(1.27)
Distributions to shareholders from:
Net investment income	(0.53)	(0.41)	(0.22)
Net asset value at end of period	$12.46	$19.57	$23.68
Share price at end of period***	$12.43
NET ASSET VALUE, TOTAL RETURN:****	(34.34)%	(15.80)%	(5.08)%
SHARE PRICE TOTAL RETURN****	(34.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$74,774	$107,648	$4,736
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.66%	0.76%†
Expenses, prior to (Waivers) and/or Recapture	0.72%	0.78%	1.88%†
Net investment income, after (Waivers) and/or Recapture	2.82%	2.71%	1.58%†
Portfolio turnover rate ††	93%	111%	57%
Undistributed net investment loss included in price of units issued and redeemed**#	$(0.01)	$(0.05)	$(0.06)

PowerShares Dynamic Biotechnology & Genome Portfolio

	Year Ended April 30,			For the Period June 23, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$17.77	$19.30	$17.24	$14.71
Net investment loss**	(0.06)	(0.11)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	(4.81)	(1.42)	2.16	2.61
Total from investment operations	(4.87)	(1.53)	2.06	2.53
Net asset value at end of period	$12.90	$17.77	$19.30	$17.24
Share price at end of period***	$12.87
NET ASSET VALUE, TOTAL RETURN:****	(27.41)%	(7.93)%	11.95%	17.20%
SHARE PRICE TOTAL RETURN****	(27.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$139,297	$199,000	$258,616	$250,021
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.64	%†
Expenses, prior to (Waivers) and/or Recapture	0.62%	0.62%	0.66%	0.67	%†
Net investment loss, after (Waivers) and/or Recapture	(0.38)%	(0.57)%	(0.56)%	(0.55	)%†
Portfolio turnover rate ††	93%	91%	82%	49%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.01	$0.01	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

66

Financial Highlights (Continued)

PowerShares Dynamic Building & Construction Portfolio

	Year Ended April 30,			For the Period October 26, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$17.25	$18.70	$18.15	$15.26
Net investment income (loss)**	0.02	0.02	0.02	—	(a)
Net realized and unrealized gain (loss) on investments	(6.33)	(1.45)	0.53	2.90
Total from investment operations	(6.31)	(1.43)	0.55	2.90
Distributions to shareholders from:
Net investment income	(0.02)	(0.02)	0.00 (a)	(0.01)
Net asset value at end of period	$10.92	$17.25	$18.70	$18.15
Share price at end of period***	$10.94
NET ASSET VALUE, TOTAL RETURN:****	(36.61)%	(7.66)%	3.06%	18.99%
SHARE PRICE TOTAL RETURN****	(36.46)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$49,142	$15,523	$18,699	$25,406
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.67	%†
Expenses, prior to (Waivers) and/or Recapture	1.06%	1.18%	1.65%	0.80	%†
Net investment income (loss), after (Waivers) and/or Recapture	0.19%	0.09%	0.15%	0.00	†(a)
Portfolio turnover rate ††	50%	75%	59%	29%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.05	$(0.02)	$0.01	—

PowerShares Dynamic Energy Exploration & Production Portfolio

	Year Ended April 30,			For the Period October 26, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$26.69	$21.29	$18.63	$16.03
Net investment income**	0.06	0.05	0.09	0.00	(a)
Net realized and unrealized gain (loss) on investments	(13.50)	5.41	2.63	2.62
Total from investment operations	(13.44)	5.46	2.72	2.62
Distributions to shareholders from:
Net investment income	(0.08)	(0.06)	(0.06)	(0.02)
Tax return of capital	—	0.00 (a)	—	—
Total distributions	(0.08)	(0.06)	(0.06)	(0.02)
Net asset value at end of period	$13.17	$26.69	$21.29	$18.63
Share price at end of period***	$13.15
NET ASSET VALUE, TOTAL RETURN:****	(50.42)%	25.69%	14.66%	16.33%
SHARE PRICE TOTAL RETURN****	(50.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$51,344	$138,802	$123,488	$111,795
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.66	%†
Expenses, prior to (Waivers) and/or Recapture	0.69%	0.65%	0.74%	0.75	%†
Net investment income (loss), after (Waivers) and/or Recapture	0.30%	0.23%	0.47%	(0.01	)%†
Portfolio turnover rate ††	68%	39%	59%	19%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$0.00 (a)	$(0.01)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005 or 0.005%.

See Notes to Financial Statements.

67

Financial Highlights (Continued)

PowerShares Dynamic Food & Beverage Portfolio

	Year Ended April 30,			For the Period June 23, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.73	$17.53	$15.17	$14.85
Net investment income**	0.25	0.18	0.39	0.11
Net realized and unrealized gain (loss) on investments	(4.08)	(0.42)	2.14	0.30
Total from investment operations	(3.83)	(0.24)	2.53	0.41
Distributions to shareholders from:
Net investment income	(0.17)	(0.40)	(0.17)	(0.09)
Return of capital	—	(0.16)	—	—
Total distributions	(0.17)	(0.56)	(0.17)	(0.09)
Net asset value at end of period	$12.73	$16.73	$17.53	$15.17
Share price at end of period***	$12.74
NET ASSET VALUE, TOTAL RETURN:****	(22.99)%	(1.40)%	16.79%	2.78%
SHARE PRICE TOTAL RETURN****	(22.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$86,592	$87,013	$33,314	$24,270
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.64%	0.69%†
Expenses, prior to (Waivers) and/or Recapture	0.71%	0.88%	1.15%	1.07%†
Net investment income, after (Waivers) and/or Recapture	1.80%	1.11%	2.42%	0.91%†
Portfolio turnover rate ††	65%	64%	50%	72%
Undistributed net investment income included in price of units issued and redeemed**#	$0.04	$0.07	$0.02	—

PowerShares Dynamic Hardware & Consumer Electronics Portfolio

	Year Ended April 30,			For the Period December 6, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$14.93	$17.89	$16.76	$15.30
Net investment loss**	0.00 (a)	(0.06)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	(5.63)	(2.56)	1.21	1.49
Total from investment operations	(5.63)	(2.62)	1.13	1.46
Distributions to shareholders from:
Return of capital	—	(0.34)	—	—
Net asset value at end of period	$9.30	$14.93	$17.89	$16.76
Share price at end of period***	$9.30
NET ASSET VALUE, TOTAL RETURN:****	(37.71)%	(15.00)%	6.74%	9.54%
SHARE PRICE TOTAL RETURN****	(37.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$2,791	$5,971	$12,520	$16,764
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.62%	0.63%	0.72%	0.68	%†
Expenses, prior to (Waivers) and/or Recapture	3.23%	1.47%	1.96%	1.03	%†
Net investment loss, after (Waivers) and/or Recapture	(0.02)%	(0.32)%	(0.48)%	(0.48	)%†
Portfolio turnover rate ††	87%	43%	52%	14%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.02	$(0.07)	$0.02	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

68

Financial Highlights (Continued)

PowerShares Dynamic Healthcare Services Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$23.35	$28.04	$24.88
Net investment loss**	(0.05)	(0.16)	(0.08)
Net realized and unrealized gain (loss) on investments	(7.87)	(4.53)	3.24
Total from investment operations	(7.92)	(4.69)	3.16
Net asset value at end of period	$15.43	$23.35	$28.04
Share price at end of period***	$15.43
NET ASSET VALUE, TOTAL RETURN:****	(33.92)%	(16.73)%	12.70%
SHARE PRICE TOTAL RETURN****	(33.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$10,800	$28,026	$28,041
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.67%	0.70%†
Expenses, prior to (Waivers) and/or Recapture	1.10%	0.80%	1.20%†
Net investment loss, after (Waivers) and/or Recapture	(0.27)%	(0.54)%	(0.56)%†
Portfolio turnover rate ††	91%	63%	13%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.04	$(0.04)

PowerShares Dynamic Insurance Portfolio

	Year Ended April 30,				For the Period October 26, 2005* Through
	2009	2008		2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.20	$18.84		$17.31	$15.44
Net investment income**	0.15	0.27	†††	0.15	0.07
Net realized and unrealized gain (loss) on investments	(4.54)	(2.61)		1.51	1.86
Total from investment operations	(4.39)	(2.34)		1.66	1.93
Distributions to shareholders from:
Net investment income	(0.15)	(0.30)		(0.13)	(0.06)
Net asset value at end of period	$11.66	$16.20		$18.84	$17.31
Share price at end of period***	$11.61
NET ASSET VALUE, TOTAL RETURN:****	(27.26)%	(12.56)%		9.62%	12.54%
SHARE PRICE TOTAL RETURN****	(27.53)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$26,809	$34,012		$58,401	$31,164
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%		0.63%	0.68	%†
Expenses, prior to (Waivers) and/or Recapture	0.98%	0.82%		0.96%	0.87	%†
Net investment income, after (Waivers) and/or Recapture	1.13%	1.54	%†††	0.87%	0.81	%†
Portfolio turnover rate ††	52%	82%		40%	30%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$(0.03)		$0.01	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

†††  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $2.00 per share owned of Progressive Corp. (The) on September 14, 2007. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.17 and 0.96%, respectively.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

69

Financial Highlights (Continued)

PowerShares Dynamic Leisure and Entertainment Portfolio

	Year Ended April 30,			For the Period June 23, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$15.11	$18.32	$16.29	$14.77
Net investment income**	0.10	0.12	0.07	0.03
Net realized and unrealized gain (loss) on investments	(4.46)	(2.75)	2.05	1.51
Total from investment operations	(4.36)	(2.63)	2.12	1.54
Distributions to shareholders from:
Net investment income	(0.10)	(0.19)	(0.08)	(0.02)
Return of capital	—	(0.39)	(0.01)	—
Total distributions	(0.10)	(0.58)	(0.09)	(0.02)
Net asset value at end of period	$10.65	$15.11	$18.32	$16.29
Share price at end of period***	$10.63
NET ASSET VALUE, TOTAL RETURN:****	(28.91)%	(14.58)%	13.02%	10.41%
SHARE PRICE TOTAL RETURN****	(29.09)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$12,776	$15,115	$49,472	$27,701
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.64%	0.68%†
Expenses, prior to (Waivers) and/or Recapture	1.65%	0.95%	1.07%	1.03%†
Net investment income, after (Waivers) and/or Recapture	0.96%	0.70%	0.42%	0.22%†
Portfolio turnover rate ††	50%	58%	35%	48%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.04)	$(0.16)	$0.01	—

PowerShares Dynamic Media Portfolio

	Year Ended April 30,			For the Period June 23, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$13.44	$16.48	$14.44	$14.93
Net investment income**	0.05	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investments	(5.18)	(2.82)	2.04	(0.49)
Total from investment operations	(5.13)	(2.76)	2.08	(0.47)
Distributions to shareholders from:
Net investment income	(0.04)	(0.06)	(0.04)	(0.02)
Return of capital	(0.02)	(0.22)	—	—
Total distributions	(0.06)	(0.28)	(0.04)	(0.02)
Net asset value at end of period	$8.25	$13.44	$16.48	$14.44
Share price at end of period***	$8.26
NET ASSET VALUE, TOTAL RETURN:****	(38.30)%	(16.91)%	14.42%	(3.15)%
SHARE PRICE TOTAL RETURN****	(38.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$8,254	$30,923	$31,305	$24,543
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.64%	0.68%†
Expenses, prior to (Waivers) and/or Recapture	1.22%	0.85%	1.24%	1.04%†
Net investment income, after (Waivers) and/or Recapture	0.52%	0.36%	0.25%	0.19%†
Portfolio turnover rate ††	69%	62%	43%	68%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.05	$(0.04)	$(0.01)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

70

Financial Highlights (Continued)

PowerShares Dynamic Networking Portfolio

	Year Ended April 30,			For the Period June 23, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.04	$18.68	$17.38	$14.96
Net investment loss**	(0.06)	(0.09)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	(2.42)	(2.55)	1.39	2.50
Total from investment operations	(2.48)	(2.64)	1.30	2.42
Net asset value at end of period	$13.56	$16.04	$18.68	$17.38
Share price at end of period***	$13.58
NET ASSET VALUE, TOTAL RETURN:****	(15.46)%	(14.13)%	7.48%	16.18%
SHARE PRICE TOTAL RETURN****	(15.28)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$16,276	$12,831	$18,677	$27,806
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.64%	0.68	%†
Expenses, prior to (Waivers) and/or Recapture	1.92%	1.25%	1.24%	1.03	%†
Net investment loss, after (Waivers) and/or Recapture	(0.49)%	(0.51)%	(0.54)%	(0.59	)%†
Portfolio turnover rate ††	23%	17%	62%	42%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.11	$0.01	$0.03	—

PowerShares Dynamic Oil & Gas Services Portfolio

	Year Ended April 30,			For the Period October 26, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$29.23	$22.70	$21.41	$16.43
Net investment income (loss)**	0.06	(0.02)	0.00 (a)	(0.01)
Net realized and unrealized gain (loss) on investments	(16.16)	6.55	1.29	4.99
Total from investment operations	(16.10)	6.53	1.29	4.98
Distributions to shareholders from:
Net investment income	(0.04)	—	—	—
Net asset value at end of period	$13.09	$29.23	$22.70	$21.41
Share price at end of period***	$13.11
NET ASSET VALUE, TOTAL RETURN:****	(55.04)%	28.77%	6.03%	30.31%
SHARE PRICE TOTAL RETURN****	(54.93)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$155,716	$379,939	$272,456	$336,132
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.62%	0.62%	0.63%	0.64	%†
Expenses, prior to (Waivers) and/or Recapture	0.61%	0.60%	0.65%	0.67	%†
Net investment income (loss), after (Waivers) and/or Recapture	0.29%	(0.06)%	0.02%	(0.10	)%†
Portfolio turnover rate ††	48%	67%	76%	10%
Undistributed net investment income included in price of units issued and redeemed**#	$0.00 (a)	$0.00 (a)	$0.00 (a)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

71

Financial Highlights (Continued)

PowerShares Dynamic Pharmaceuticals Portfolio

	Year Ended April 30,			For the Period June 23, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$17.20	$19.61	$16.54	$14.84
Net investment income**	0.15	0.10	0.08	0.06
Net realized and unrealized gain (loss) on investments	(3.32)	(2.45)	3.08	1.68
Total from investment operations	(3.17)	(2.35)	3.16	1.74
Distributions to shareholders from:
Net investment income	(0.12)	(0.06)	(0.08)	(0.04)
Return of capital	—	—	(0.01)	—
Total distributions	(0.12)	(0.06)	(0.09)	(0.04)
Net asset value at end of period	$13.91	$17.20	$19.61	$16.54
Share price at end of period***	$13.92
NET ASSET VALUE, TOTAL RETURN:****	(18.52)%	(11.99)%	19.20%	11.74%
SHARE PRICE TOTAL RETURN****	(18.41)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$104,349	$106,615	$82,345	$66,157
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.66%†
Expenses, prior to (Waivers) and/or Recapture	0.66%	0.69%	0.80%	0.88%†
Net investment income, after (Waivers) and/or Recapture	0.95%	0.52%	0.43%	0.42%†
Portfolio turnover rate ††	31%	45%	29%	29%
Undistributed net investment loss included in price of units issued and redeemed**#	$0.00 (a)	$(0.01)	$(0.01)	—

PowerShares Dynamic Retail Portfolio

	Year Ended April 30,			For the Period October 26, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$15.99	$20.02	$18.29	$15.13
Net investment income**	0.05	0.04	0.07	0.01
Net realized and unrealized gain (loss) on investments	(1.36)	(3.92)	1.71	3.16
Total from investment operations	(1.31)	(3.88)	1.78	3.17
Distributions to shareholders from:
Net investment income	(0.04)	(0.10)	(0.05)	(0.01)
Return of capital	—	(0.05)	—	—
Total distributions	(0.04)	(0.15)	(0.05)	(0.01)
Net asset value at end of period	$14.64	$15.99	$20.02	$18.29
Share price at end of period***	$14.64
NET ASSET VALUE, TOTAL RETURN:****	(8.11)%	(19.41)%	9.72%	20.98%
SHARE PRICE TOTAL RETURN****	(8.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$77,607	$14,391	$24,029	$23,783
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.64%	0.70%†
Expenses, prior to (Waivers) and/or Recapture	1.08%	1.46%	1.41%	0.97%†
Net investment income, after (Waivers) and/or Recapture	0.45%	0.22%	0.35%	0.17%†
Portfolio turnover rate ††	53%	198%	73%	11%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.17)	$(0.07)	$0.00 (a)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

72

Financial Highlights (Continued)

PowerShares Dynamic Semiconductors Portfolio

	Year Ended April 30,			For the Period June 23, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$16.32	$19.05	$20.18	$14.93
Net investment income (loss)**	0.04	(0.01)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	(5.92)	(2.72)	(1.09)	5.30
Total from investment operations	(5.88)	(2.73)	(1.13)	5.25
Distribution to shareholder from:
Net investment income	(0.05)	—	—	—
Net asset value at end of period	$10.39	$16.32	$19.05	$20.18
Share price at end of period***	$10.39
NET ASSET VALUE, TOTAL RETURN:****	(36.01)%	(14.33)%	(5.60)%	35.16%
SHARE PRICE TOTAL RETURN****	(36.01)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$36,373	$75,056	$161,886	$106,929
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.65	%†
Expenses, prior to (Waivers) and/or Recapture	0.82%	0.67%	0.78%	0.75	%†
Net investment income (loss), after (Waivers) and/or Recapture	0.32%	(0.04)%	(0.23)%	(0.33	)%†
Portfolio turnover rate ††	65%	56%	51%	42%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.02	$(0.01)	—

PowerShares Dynamic Software Portfolio

	Year Ended April 30,			For the Period June 23, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$17.53	$20.39	$18.44	$14.98
Net investment loss**	(0.06)	(0.10)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	(2.10)	(2.76)	2.05	3.54
Total from investment operations	(2.16)	(2.86)	1.95	3.46
Net asset value at end of period	$15.37	$17.53	$20.39	$18.44
Share price at end of period***	$15.37
NET ASSET VALUE, TOTAL RETURN:****	(12.32)%	(14.03)%	10.57%	23.10%
SHARE PRICE TOTAL RETURN****	(12.37)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$36,896	$35,055	$71,369	$49,799
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.67	%†
Expenses, prior to (Waivers) and/or Recapture	0.97%	0.78%	0.83%	0.91	%†
Net investment loss, after (Waivers) and/or Recapture	(0.42)%	(0.49)%	(0.51)%	(0.53	)%†
Portfolio turnover rate ††	53%	64%	59%	75%
Undistributed net investment income included in price of units issued and redeemed**#	$0.02	$0.05	$0.00 (a)	—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

73

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the "Trust") was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of the year end, the Trust offered seventy-five portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Dynamic Banking Portfolio	"Dynamic Banking Portfolio"

PowerShares Dynamic Biotechnology & Genome Portfolio	"Dynamic Biotechnology & Genome Portfolio"

PowerShares Dynamic Building & Construction Portfolio	"Dynamic Building & Construction Portfolio"

PowerShares Dynamic Energy Exploration & Production Portfolio	"Dynamic Energy Exploration & Production Portfolio"

PowerShares Dynamic Food & Beverage Portfolio	"Dynamic Food & Beverage Portfolio"

PowerShares Dynamic Hardware & Consumer Electronics Portfolio	"Dynamic Hardware & Consumer Electronics Portfolio"

PowerShares Dynamic Healthcare Services Portfolio	"Dynamic Healthcare Services Portfolio"

PowerShares Dynamic Insurance Portfolio	"Dynamic Insurance Portfolio"

PowerShares Dynamic Leisure and Entertainment Portfolio	"Dynamic Leisure and Entertainment Portfolio"

PowerShares Dynamic Media Portfolio	"Dynamic Media Portfolio"

PowerShares Dynamic Networking Portfolio	"Dynamic Networking Portfolio"

PowerShares Dynamic Oil & Gas Services Portfolio	"Dynamic Oil & Gas Services Portfolio"

PowerShares Dynamic Pharmaceuticals Portfolio	"Dynamic Pharmaceuticals Portfolio"

PowerShares Dynamic Retail Portfolio	"Dynamic Retail Portfolio"

PowerShares Dynamic Semiconductors Portfolio	"Dynamic Semiconductors Portfolio"

PowerShares Dynamic Software Portfolio	"Dynamic Software Portfolio"

Each portfolio (the "Fund" or collectively the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund Shares." Each Fund's Shares are listed and traded on the NYSE Arca, Inc.

The Funds' market prices may differ to some degree from the net asset value of the Shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at net asset value, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in the relevant index. Except when aggregated in Creation Units Shares are not individually redeemable securities of the Funds.

74

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

Fund	Index
Dynamic Banking Portfolio	Dynamic Banking IntellidexSM Index

Dynamic Biotechnology & Genome Portfolio	Dynamic Biotechnology & Genome IntellidexSM Index

Dynamic Building & Construction Portfolio	Dynamic Building & Construction IntellidexSM Index

Dynamic Energy Exploration & Production Portfolio	Dynamic Energy Exploration & Production IntellidexSM Index

Dynamic Food & Beverage Portfolio	Dynamic Food & Beverage IntellidexSM Index

Dynamic Hardware & Consumer Electronics Portfolio	Dynamic Hardware & Consumer Electronics IntellidexSM Index

Dynamic Healthcare Services Portfolio	Dynamic Healthcare Services IntellidexSM Index

Dynamic Insurance Portfolio	Dynamic Insurance IntellidexSM Index

Dynamic Leisure and Entertainment Portfolio	Dynamic Leisure and Entertainment IntellidexSM Index

Dynamic Media Portfolio	Dynamic Media IntellidexSM Index

Dynamic Networking Portfolio	Dynamic Networking IntellidexSM Index

Dynamic Oil & Gas Services Portfolio	Dynamic Oil Services IntellidexSM Index

Dynamic Pharmaceuticals Portfolio	Dynamic Pharmaceuticals IntellidexSM Index

Dynamic Retail Portfolio	Dynamic Retail IntellidexSM Index

Dynamic Semiconductors Portfolio	Dynamic Semiconductors IntellidexSM Index

Dynamic Software Portfolio	Dynamic Software IntellidexSM Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end of day net asset value per share.

75

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

A Fund may concentrate investments in a comparatively narrow segment of the economy. Consequently, such Fund may tend to be more volatile than other funds, and the value of the investments may tend to rise and fall more rapidly.

76

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

A Fund may invest a large percentage of its assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to Federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and Passive Foreign Investment Company adjustments, if any.

The Funds file tax returns in the United States Federal jurisdiction and certain other jurisdictions. Generally a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are calculated on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and recorded on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and recorded on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period end.

77

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

G. Equalization

All Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholder's per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. Equalization is calculated on a per share basis whereby a portion of the proceeds from the sales and cost of repurchases of capital shares is applied to undistributed net investment income. The amount of equalization is disclosed in the Statements of Changes in Net Assets as undistributed net investment income (loss) included in the price of capital shares issued or redeemed. The distributions to shareholders of amounts so applied may be deemed to be a return of capital for tax purposes to the extent that such distributions exceed taxable income.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with Invesco PowerShares Capital Management LLC (the "Adviser") under which the Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund agreed to pay the Adviser an annual fee of 0.50% of the Fund's average daily net assets.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the "Excess Expense Agreement") with the Trust under which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes and extraordinary expenses) from exceeding 0.60% of the Fund's average daily net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Funds' shares offered for sale; (b) Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange.

The Excess Expense Agreement provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

The net amount of fees waived and other expenses assumed by the Adviser and the amount of recapture paid to the Adviser pursuant to the Excess Expense Agreement are collectively referred to as "(Waivers) and/or Recapture". The net amount of (Waivers) and /or Recapture for the year ended April 30, 2009 is shown on the Statement of Operations.

78

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

The amounts available for potential future recapture by the Adviser under the Excess Expense Agreement and the expiration schedule at April 30, 2009 are as follows:

	Total Potential	Potential Recapture Amounts Expiring
	Recapture Amounts	04/30/10	04/30/11	04/30/12
Dynamic Banking Portfolio	$201,084	$44,551	$74,803	$81,730
Dynamic Biotechnology & Genome Portfolio	98,184	56,254	23,890	18,040
Dynamic Building & Construction Portfolio	376,079	153,869	117,728	104,482
Dynamic Energy Exploration & Production Portfolio	201,199	95,619	33,825	71,755
Dynamic Food & Beverage Portfolio	315,752	145,175	106,057	64,520
Dynamic Hardware & Consumer Electronics Portfolio	377,397	150,772	115,846	110,779
Dynamic Healthcare Services Portfolio	208,719	36,928	73,787	98,004
Dynamic Insurance Portfolio	337,134	140,805	94,552	101,777
Dynamic Leisure and Entertainment Portfolio	366,896	146,252	109,307	111,337
Dynamic Media Portfolio	354,880	147,426	99,363	108,091
Dynamic Networking Portfolio	377,589	148,592	118,952	110,045
Dynamic Pharmaceuticals Portfolio	236,238	130,710	62,631	42,897
Dynamic Retail Portfolio	379,438	152,165	119,462	107,811
Dynamic Semiconductors Portfolio	266,697	119,497	55,112	92,088
Dynamic Software Portfolio	323,368	132,710	92,188	98,470

The Trust has entered into a Distribution Agreement with Invesco Aim Distributors, Inc. (the "Distributor"), which serves as the Distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in Shares.

The Adviser has entered into a licensing agreement for each Fund with the NYSE AMEX ("Licensor"). The index name trademarks are owned by the respective Licensor. These trademarks have been licensed to the Adviser for use with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensor and the Licensor makes no representation regarding the advisability of investing in any of these Funds.

The Trust has entered into a sub-licensing agreement under which the Funds are required to pay the sub-licensing fees, which are shown on the Statements of Operations.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accounting and transfer agent for each Fund.

The custodian has agreed to provide overdraft protection to the Funds according to the terms of the service agreement.

79

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 4. Additional Valuation Information

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of the end of the reporting period, April 30, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the value reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Dynamic Banking Portfolio	$74,797,581	$—	$—	$74,797,581
Dynamic Biotechnology & Genome Portfolio	139,329,185	—	—	139,329,185
Dynamic Building & Construction Portfolio	49,184,176	—	—	49,184,176
Dynamic Energy Exploration & Production Portfolio	51,434,487	—	—	51,434,487
Dynamic Food & Beverage Portfolio	86,552,548	—	—	86,552,548
Dynamic Hardware & Consumer Electronics Portfolio	2,821,834	—	—	2,821,834
Dynamic Healthcare Services Portfolio	10,847,029	—	—	10,847,029
Dynamic Insurance Portfolio	26,839,727	—	—	26,839,727
Dynamic Leisure and Entertainment Portfolio	12,802,525	—	—	12,802,525
Dynamic Media Portfolio	8,411,132	—	—	8,411,132
Dynamic Networking Portfolio	16,310,984	—	—	16,310,984
Dynamic Oil & Gas Services Portfolio	155,661,736	—	—	155,661,736
Dynamic Pharmaceuticals Portfolio	104,322,095	—	—	104,322,095
Dynamic Retail Portfolio	77,668,913	—	—	77,668,913
Dynamic Semiconductors Portfolio	36,425,062	—	—	36,425,062
Dynamic Software Portfolio	36,946,051	—	—	36,946,051

80

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 5. Investments in Affiliates

The 1940 Act defines "affiliate" to include issuers of which a fund holds 5% or more of the outstanding voting securities. The following is a summary of the transactions with affiliates for the year ended April 30, 2009.

Dynamic Biotechnology & Genome Portfolio

	Value April 30, 2008	Purchase at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Loss	Value April 30, 2009	Dividend Income
Synta Pharmaceuticals Corp.	$—	$8,145,925	$(551,281)	$889,522	$(107,457)	$8,376,709	$—

Note 6. Federal Income Taxes

At April 30, 2009, the costs of investments on a tax basis including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period were as follows:

Cost
Dynamic Banking Portfolio	$87,911,100
Dynamic Biotechnology & Genome Portfolio	162,886,571
Dynamic Building & Construction Portfolio	46,051,070
Dynamic Energy Exploration & Production Portfolio	55,530,444
Dynamic Food & Beverage Portfolio	84,453,570
Dynamic Hardware & Consumer Electronics Portfolio	3,682,002
Dynamic Healthcare Services Portfolio	13,175,370
Dynamic Insurance Portfolio	30,659,985
Dynamic Leisure and Entertainment Portfolio	12,628,867
Dynamic Media Portfolio	9,714,865
Dynamic Networking Portfolio	15,396,547
Dynamic Oil & Gas Services Portfolio	202,708,154
Dynamic Pharmaceuticals Portfolio	141,431,865
Dynamic Retail Portfolio	60,910,454
Dynamic Semiconductors Portfolio	41,856,824
Dynamic Software Portfolio	35,102,370

81

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

At April 30, 2009, the components of accumulated earning/(loss) on a tax basis were as follows:

	Accumulated Earnings	Other Temporary Differences	Net Accumulated Capital and other Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Accumulated Earnings/(Loss)
Dynamic Banking Portfolio	$706,031	$(4,736)	$(41,311,786)	$(13,113,519)	$3,810,699	$(16,924,218)	$(53,724,010)
Dynamic Biotechnology & Genome Portfolio	—	(6,720)	(110,544,099)	(23,557,386)	5,136,115	(28,693,501)	(134,108,205)
Dynamic Building & Construction Portfolio	44,712	(2,906)	(10,816,644)	3,133,106	6,531,466	(3,398,360)	(7,641,732)
Dynamic Energy Exploration & Production Portfolio	25,136	(4,863)	(28,648,100)	(4,095,957)	7,152,600	(11,248,557)	(32,723,784)
Dynamic Food & Beverage Portfolio	417,298	(3,806)	(19,429,235)	2,098,978	8,173,409	(6,074,431)	(16,916,765)
Dynamic Hardware & Consumer Electronics Portfolio	1,933	(2,601)	(4,086,858)	(860,168)	243,576	(1,103,744)	(4,947,694)
Dynamic Healthcare Services Portfolio	—	(3,309)	(10,496,985)	(2,328,341)	585,328	(2,913,669)	(12,828,635)
Dynamic Insurance Portfolio	66,491	(3,171)	(10,473,564)	(3,820,258)	982,100	(4,802,358)	(14,230,502)
Dynamic Leisure and Entertainment Portfolio	5,791	(2,762)	(9,135,380)	173,658	1,216,451	(1,042,793)	(8,958,693)
Dynamic Media Portfolio	—	(2,967)	(16,545,831)	(1,303,733)	1,168,455	(2,472,188)	(17,852,531)
Dynamic Networking Portfolio	—	(2,677)	(5,897,847)	914,437	1,294,342	(379,905)	(4,986,087)
Dynamic Oil & Gas Services Portfolio	205,497	(8,778)	(136,512,385)	(47,046,418)	21,300,983	(68,347,401)	(183,362,084)
Dynamic Pharmaceuticals Portfolio	454,545	(4,867)	(13,748,905)	(37,109,770)	947,042	(38,056,812)	(50,408,997)
Dynamic Retail Portfolio	61,057	(2,779)	(6,386,046)	16,758,459	16,811,233	(52,774)	10,430,691
Dynamic Semiconductors Portfolio	9,771	(3,937)	(41,317,578)	(5,431,762)	3,131,497	(8,563,259)	(46,743,506)
Dynamic Software Portfolio	—	(3,232)	(14,683,798)	1,843,681	4,655,510	(2,811,829)	(12,843,349)

82

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Distributions to Shareholders:

The tax character of distributions paid was as follows:

	Year Ended April 30, 2009	Year Ended April 30, 2008
	Distributions paid from Ordinary Income	Distributions paid from Ordinary Income
Dynamic Banking Portfolio	$3,373,727	$684,636
Dynamic Building & Construction Portfolio	22,670	18,567
Dynamic Energy Exploration & Production Portfolio	345,726	387,353
Dynamic Food & Beverage Portfolio	1,004,394	889,330
Dynamic Insurance Portfolio	304,900	785,432
Dynamic Leisure and Entertainment Portfolio	101,048	237,929
Dynamic Media Portfolio	95,850	173,173
Dynamic Oil & Gas Services Portfolio	543,711	—
Dynamic Pharmaceuticals Portfolio	949,059	339,784
Dynamic Retail Portfolio	48,268	53,516
Dynamic Semiconductors Portfolio	141,000	—
	Year Ended April 30, 2009	Year Ended April 30, 2008
	Distributions paid from Return of Capital	Distributions paid from Return of Capital
Dynamic Energy Exploration & Production Portfolio	$—	$12,322
Dynamic Food & Beverage Portfolio	—	369,392
Dynamic Hardware & Consumer Electronics Portfolio	—	303,093
Dynamic Leisure and Entertainment Portfolio	—	485,571
Dynamic Media Portfolio	48,916	655,987
Dynamic Retail Portfolio	—	28,135

At April 30, 2009, for Federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The use of some portion of the capital loss carryforward by any one Fund may be limited by Federal tax rules. Among others, certain rules limit the use of the carryforward when there has been a greater than fifty percent change in ownership of a Fund.

83

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

	Capital Loss Available Through					Total
	2013	2014	2015	2016	2017	Amounts
Dynamic Banking Portfolio	$—	$—	$—	$1,146,630	$16,399,927	$17,546,557
Dynamic Biotechnology & Genome Portfolio	—	321,497	19,612,223	15,818,255	34,286,844	70,038,819
Dynamic Building & Construction Portfolio	—	—	2,263,182	742,893	2,843,349	5,849,424
Dynamic Energy Exploration & Production Portfolio	—	—	285,311	3,232,521	7,646,917	11,164,749
Dynamic Food & Beverage Portfolio	—	433,620	1,965,652	1,260,041	7,585,250	11,244,563
Dynamic Hardware & Consumer Electronics Portfolio	—	—	1,413,579	361,881	1,800,424	3,575,884
Dynamic Healthcare Services Portfolio	—	—	—	1,525,186	5,942,546	7,467,732
Dynamic Insurance Portfolio	—	—	774,301	2,181,744	4,422,035	7,378,080
Dynamic Leisure and Entertainment Portfolio	—	751,908	1,611,839	2,111,801	2,895,936	7,371,484
Dynamic Media Portfolio	—	545,973	3,187,134	2,505,039	4,930,761	11,168,907
Dynamic Networking Portfolio	—	383,187	1,939,441	1,064,275	1,975,581	5,362,484
Dynamic Oil & Gas Services Portfolio	—	—	15,026,862	7,909,602	24,680,663	47,617,127
Dynamic Pharmaceuticals Portfolio	164,751	66,659	644,797	1,727,610	2,128,715	4,732,532
Dynamic Retail Portfolio	—	—	937,070	1,908,967	2,427,604	5,273,641
Dynamic Semiconductors Portfolio	—	271,588	9,158,832	10,196,415	14,001,359	33,628,194
Dynamic Software Portfolio	—	108,427	3,017,278	1,542,190	7,095,351	11,763,246

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year.

84

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

During the year ended April 30, 2009, the Funds incurred and will elect to defer net capital losses as follows:

Post-October Losses
Dynamic Banking Portfolio	$23,765,229
Dynamic Biotechnology & Genome Portfolio	40,505,280
Dynamic Building & Construction Portfolio	4,967,220
Dynamic Energy Exploration & Production Portfolio	17,483,351
Dynamic Food & Beverage Portfolio	8,184,672
Dynamic Hardware & Consumer Electronics Portfolio	510,974
Dynamic Healthcare Services Portfolio	3,029,253
Dynamic Insurance Portfolio	3,095,484
Dynamic Leisure and Entertainment Portfolio	1,763,896
Dynamic Media Portfolio	5,376,924
Dynamic Networking Portfolio	535,363
Dynamic Oil & Gas Services Portfolio	88,895,258
Dynamic Pharmaceuticals Portfolio	9,016,373
Dynamic Retail Portfolio	1,112,405
Dynamic Semiconductors Portfolio	7,689,384
Dynamic Software Portfolio	2,920,552

In order to present shares of beneficial interest and accumulated net realized gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to shares of beneficial interest, undistributed net investment income or loss and accumulated net realized gain or loss on investments. These differences are primarily due to redemptions-in-kind, investments in partnerships, wash sales, book equalization, and net operating losses, if any. These adjustments have no effect on net assets. For the year ended April 30, 2009, the adjustments were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Capital Gains/ (Accumulated Losses)	Shares of Beneficial Interest
Dynamic Banking Portfolio	$39,384	$15,578,595	$(15,617,979)
Dynamic Biotechnology & Genome Portfolio	863,674	(1,303,262)	439,588
Dynamic Building & Construction Portfolio	(108,043)	7,909,401	(7,801,358)
Dynamic Energy Exploration & Production Portfolio	84,090	17,977,519	(18,061,609)
Dynamic Food & Beverage Portfolio	(207,792)	7,680,749	(7,472,957)
Dynamic Hardware & Consumer Electronics Portfolio	(7,717)	1,486,842	(1,479,125)
Dynamic Healthcare Services Portfolio	58,397	8,119,089	(8,177,486)
Dynamic Insurance Portfolio	22,991	4,314,541	(4,337,532)
Dynamic Leisure and Entertainment Portfolio	45,282	3,350,292	(3,395,574)
Dynamic Media Portfolio	(34,839)	7,021,033	(6,986,194)
Dynamic Networking Portfolio	(35,059)	1,652,463	(1,617,404)
Dynamic Oil & Gas Services Portfolio	(19,943)	(5,379,563)	5,399,506
Dynamic Pharmaceuticals Portfolio	36,070	(916,575)	880,505
Dynamic Retail Portfolio	334,997	4,895,188	(5,230,185)
Dynamic Semiconductors Portfolio	23,617	12,771,844	(12,795,461)
Dynamic Software Portfolio	84,545	(67,110)	(17,435)

85

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 7. Investment Transactions

For the year ended April 30, 2009, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Dynamic Banking Portfolio	$101,449,662	$102,080,683
Dynamic Biotechnology & Genome Portfolio	176,096,011	182,181,297
Dynamic Building & Construction Portfolio	12,728,321	12,443,304
Dynamic Energy Exploration & Production Portfolio	62,616,574	62,119,469
Dynamic Food & Beverage Portfolio	51,556,946	52,469,444
Dynamic Hardware & Consumer Electronics Portfolio	3,678,375	4,188,453
Dynamic Healthcare Services Portfolio	18,807,068	18,534,104
Dynamic Insurance Portfolio	15,364,965	15,291,729
Dynamic Leisure and Entertainment Portfolio	5,671,164	5,957,610
Dynamic Media Portfolio	13,159,547	12,622,128
Dynamic Networking Portfolio	2,184,921	2,065,709
Dynamic Oil & Gas Services Portfolio	123,784,151	116,317,215
Dynamic Pharmaceuticals Portfolio	40,193,893	39,259,984
Dynamic Retail Portfolio	14,061,407	14,372,016
Dynamic Semiconductors Portfolio	30,162,679	32,049,643
Dynamic Software Portfolio	15,752,324	16,135,831

For the year ended April 30, 2009, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
Dynamic Banking Portfolio	$160,319,991	$133,982,414
Dynamic Biotechnology & Genome Portfolio	183,042,270	168,276,877
Dynamic Building & Construction Portfolio	67,217,813	24,313,276
Dynamic Energy Exploration & Production Portfolio	101,849,993	122,911,509
Dynamic Food & Beverage Portfolio	87,530,837	66,532,403
Dynamic Hardware & Consumer Electronics Portfolio	3,436,721	3,781,638
Dynamic Healthcare Services Portfolio	28,372,731	36,249,684
Dynamic Insurance Portfolio	42,858,430	38,740,765
Dynamic Leisure and Entertainment Portfolio	34,967,907	32,749,628
Dynamic Media Portfolio	34,617,581	45,408,628
Dynamic Networking Portfolio	13,704,456	10,117,279
Dynamic Oil & Gas Services Portfolio	224,613,740	258,238,957
Dynamic Pharmaceuticals Portfolio	98,453,234	69,254,866
Dynamic Retail Portfolio	107,116,302	53,880,544
Dynamic Semiconductors Portfolio	41,232,726	54,432,874
Dynamic Software Portfolio	33,343,618	28,805,776

Gains on in-kind transactions are generally not considered taxable gains for Federal income tax purposes.

86

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 8. Trustees' Fees

The Funds compensate each Trustee who is not an employee of the Adviser or its affiliates. The "Interested" Trustee of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a Trustee who is not an "interested person" (as defined in the 1940 Act) (an "Independent Trustee") and has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in selected PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the shares selected, and the value decreases with distributions or with declines in the value of the shares selected.

Note 9. Capital

Shares are created and redeemed by the Trust only in Creation Unit size aggregations of 100,000. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of each Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

Note 10. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 11. Subsequent Event

On May 1, 2009, the Board of Trustees of the Trust approved the liquidation of the PowerShares Dynamic Hardware & Consumer Electronics Portfolio. The portfolio was liquidated at fair value on May 22, 2009.

87

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios indicated in Note 1 of the financial statements (each a portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the "Trust") at April 30, 2009, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

As discussed in Note 11 to the financial statements, on May 1, 2009, the Board of Trustees approved the liquidation of the PowerShares Dynamic Hardware & Consumer Electronics Portfolio, effected on May 22, 2009.

PricewaterhouseCoopers LLP
New York, New York
June 25, 2009

88

Supplemental Information

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different the maximum amount allowable for its fiscal year ended April 30, 2009 and if applicable its final fiscal year ended May 22, 2009:

Federal Income Tax Information

	April 30, 2009
	Qualified Dividend Income*	Corporate Dividends Received Deduction*
Dynamic Banking Portfolio	100%	100%
Dynamic Biotechnology & Genome Portfolio	0%	0%
Dynamic Building & Construction Portfolio	100%	100%
Dynamic Energy Exploration & Production Portfolio	100%	100%
Dynamic Food & Beverage Portfolio	100%	100%
Dynamic Hardware & Consumer Electronics Portfolio	0%	0%
Dynamic Healthcare Services Portfolio	0%	0%
Dynamic Insurance Portfolio	100%	100%
Dynamic Leisure and Entertainment Portfolio	100%	100%
Dynamic Media Portfolio	100%	100%
Dynamic Networking Portfolio	0%	0%
Dynamic Oil & Gas Services Portfolio	100%	100%
Dynamic Pharmaceuticals Portfolio	100%	100%
Dynamic Retail Portfolio	100%	100%
Dynamic Semiconductors Portfolio	100%	100%
Dynamic Software Portfolio	0%	0%

Federal Income Tax Information for Liquidating Fund

	May 22, 2009
	Qualified Dividend Income*	Corporate Dividends Received Deduction*
Dynamic Hardware & Consumer Electronics Portfolio	100%	100%

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

89

Supplemental Information (Continued)

Trustees and Officers

The Independent Trustees, the Trustee who is affiliated with the Adviser (the "Management Trustee") and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

Name, Address, and Age Independent Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Ronn R. Bagge 51 YQA Capital Management, LLC 1755 S. Naperville Road Suite 100 Wheaton, IL 60187	Trustee	Since 2003	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	119	None

Marc M. Kole 48 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Vice President of Finance and Accounting, Hope Network (social services) (November 2008-Present); formerly Assistant Vice President and Controller, Priority Health (health insurance) (September 2005-April 2008); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	119	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

90

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age Independent Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Philip M. Nussbaum 47 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (November 2004-Present); formerly Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-1999)	119	None

Donald H. Wilson 49 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	President and Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (August 2007-April 2009), formerly Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (February 2006-August 2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995-February 2006)	119	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

91

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age of Management Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
H. Bruce Bond** 45 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chairman of the Board, Trustee and President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly Manager, Nuveen Investments (April 1998-August 2002)	119	None

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at 800.337.4246.

  *  This is the date the Management Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Each officer serves a one year term, until his successor is elected.

  **  "Interested person" as defined in Section 2(a)(19) of the 1940 Act.

  ***  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

92

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age of Officers	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan 54 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer and Treasurer Since 2006 Secretary Since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (September 2005-Present); formerly Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin R. Gustafson 43 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2004	General Counsel, Invesco PowerShares Capital Management LLC (September 2004-Present); formerly Chief Compliance Officer, Invesco PowerShares Capital Management LLC (September 2004-April 2008)

John W. Southard, Jr., CFA, MBA 39 Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly, Treasurer of the Trust (April 2003-April 2006); Senior Equity Analyst, Charles Schwab & Company (May 2001-August 2002)

  *  This is the period for which the Officers began serving the Trust. Each Officer serves one year term, until his successor is elected.

93

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 16, 2009, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following 70 series (each, a "Fund" and collectively, the "Funds"):

PowerShares Dynamic Market Portfolio

PowerShares Dynamic OTC Portfolio

PowerShares Golden Dragon Halter USX China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Mid Cap Growth Portfolio

PowerShares Dynamic Mid Cap Value Portfolio

PowerShares Dynamic Small Cap Growth Portfolio

PowerShares Dynamic Small Cap Value Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Zacks Micro Cap Portfolio

PowerShares Aerospace & Defense Portfolio

PowerShares Dynamic Hardware & Consumer Electronics Portfolio

PowerShares Dynamic Telecommunications & Wireless Portfolio

PowerShares Value Line Timeliness Select Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares High Growth Rate Dividend AchieversTM Portfolio

PowerShares Zacks Small Cap Portfolio

PowerShares Dynamic Building and Construction Portfolio

PowerShares Dynamic Energy Exploration and Production Portfolio

PowerShares Dynamic Insurance Portfolio

PowerShares Dynamic Oil and Gas Services Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Utilities Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Water Resources Portfolio

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Financials Sector Portfolio

PowerShares Dynamic Healthcare Sector Portfolio

PowerShares Dynamic Industrials Sector Portfolio

PowerShares Dynamic Large Cap Portfolio

PowerShares Dynamic MagniQuant Portfolio

PowerShares Dynamic Mid Cap Portfolio

PowerShares Dynamic Small Cap Portfolio

PowerShares Dynamic Technology Sector Portfolio

PowerShares Buyback AchieversTM Portfolio

PowerShares FTSE RAFI Basic Materials Sector Portfolio

PowerShares FTSE RAFI Consumer Goods Sector Portfolio

PowerShares FTSE RAFI Consumer Services Sector Portfolio

PowerShares FTSE RAFI Energy Sector Portfolio

PowerShares FTSE RAFI Financials Sector Portfolio

PowerShares FTSE RAFI Health Care Sector Portfolio

PowerShares FTSE RAFI Industrials Sector Portfolio

PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio

94

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

PowerShares FTSE RAFI Utilities Sector Portfolio

PowerShares Cleantech Portfolio

PowerShares Dynamic Aggressive Growth Portfolio

PowerShares Dynamic Banking Portfolio

PowerShares Dynamic Basic Materials Sector Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Consumer Staples Sector Portfolio

PowerShares Dynamic Healthcare Services Portfolio

PowerShares Dynamic Deep Value Portfolio

PowerShares Financial Preferred Portfolio

PowerShares Listed Private Equity Portfolio

PowerShares DWA Technical Leaders Portfolio

PowerShares Value Line Industry Rotation Portfolio

PowerShares WilderHill Progressive Energy Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indices through December 31, 2008. The Trustees also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance, and the Adviser's analysis of the tracking error between each Fund and its underlying index. The Trustees noted that each Fund's correlation was within the targeted range set forth in the Trust's registration statement and that, for each Fund other than PowerShares Financial Preferred Portfolio, the tracking error was within the targeted range set forth in the Trust's registration statement. The Trustees reviewed the reasons for PowerShares Financial Preferred Portfolio's tracking error. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

95

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's expense ratio and advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

•  0.50% of the Fund's average net assets, for each Fund other than PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio;

•  0.40% of the Fund's average net assets, for each of PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio; and

•  0.29% of the Fund's average net assets, for each of PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the Trustees noted that the advisory fee for each of these Funds was reduced to 0.29% effective November 1, 2008).

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an "Expense Cap") to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund's average daily net assets, at least until August 31, 2010, as set forth below:

•  0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares Dynamic OTC Portfolio and PowerShares Dynamic Market Portfolio;

•  0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

•  0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares FTSE RAFI Basic Materials

96

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the Trustees noted that, effective November 1, 2008, the Expense Cap for each of these Funds changed from 0.60% to 0.39%); and

•  0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not manage any funds other than the Funds and other ETFs overseen by the Board. The Trustees noted that each Fund's advisory fee was:

•  higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Financial Preferred Portfolio, PowerShares Golden Dragon Halter USX China Portfolio and PowerShares International Dividend AchieversTM Portfolio, which was lower than the median advisory fee of its ETF peer funds); and

•  higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares DWA Technical Leaders Portfolio, PowerShares Dynamic Aggressive Growth Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio and PowerShares Value Line Timeliness Select Portfolio, which was lower than the median advisory fee of its open-end index peer funds, and there was no comparable data for PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio or PowerShares Golden Dragon Halter USX China Portfolio); but

•  lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indices, which generally require more frequent rebalancing of the portfolios, the distinguishing factors of the Funds, and the higher administrative, operational and management oversight costs for the Adviser. With respect to the Funds' expense ratios, the Trustees noted that the net expense ratio for each Fund was:

•  higher than the median expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares Dynamic OTC Portfolio, PowerShares Financial Preferred Portfolio and PowerShares International Dividend AchieversTM Portfolio, which was less than the median expense ratio of its ETF peer funds, and the net expense ratio of each of PowerShares Dynamic Aggressive Growth Portfolio and PowerShares Dynamic Market Portfolio, which was equal to the median expense ratio of its ETF peer funds); and

•  higher than the median expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares DWA Technical Leaders Portfolio, PowerShares Dynamic Aggressive

97

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

Growth Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Financials Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares Listed Private Equity Portfolio and PowerShares Value Line Timeliness Select Portfolio, which was lower than the median expense ratio of its open-end index peer funds, and there was no comparable data for PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio or PowerShares Golden Dragon Halter USX China Portfolio); but

•  lower than the median expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund's Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund's expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund's Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

98

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Funds' proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 337-4246. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 337-4246; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website at www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

There are risks involved in investing in exchange-traded funds ("ETFs"), including possible loss of money. Investing in securities of small and medium sized companies involves greater risk than is customarily associated with investing in more established companies, and investments in concentrated industry sectors involve greater risks than investments that are more diversified. Indexed-based ETFs are not actively managed. Actively-managed ETFs do not necessarily seek to replicate the performance of a specific index. Both index-based and actively-managed ETFs are subject to risks similar to stocks, including those related to short selling and margin maintenance. PowerShares ETFs are not FDIC insured, may lose value and have no bank guarantee. PowerShares is a registered trademark of Invesco PowerShares Capital Management LLC. Past performance is not a guarantee of future results.

Invesco Aim Distributors, Inc. is the distributor of the PowerShares Exchange-Traded Fund Trust.

An investor should consider each PowerShares ETF's investment objective, risks, charges and expenses carefully before investing. For more complete information about PowerShares ETFs call Invesco Aim Distributors, Inc. at (800) 337-4246 or visit invescopowershares.com for a prospectus. Please read the prospectus carefully before investing.

301 West Roosevelt Road
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© 2009 Invesco PowerShares Capital Management LLC  P-PS-AR-7

2009 Annual Report to Shareholders

April 30, 2009

PowerShares FTSE RAFI Basic Materials Sector Portfolio

PowerShares FTSE RAFI Consumer Goods Sector Portfolio

PowerShares FTSE RAFI Consumer Services Sector Portfolio

PowerShares FTSE RAFI Energy Sector Portfolio

PowerShares FTSE RAFI Financials Sector Portfolio

PowerShares FTSE RAFI Health Care Sector Portfolio

PowerShares FTSE RAFI Industrials Sector Portfolio

PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares FTSE RAFI Utilities Sector Portfolio

The Market Environment	2

Manager's Analysis	4

Frequency Distribution of Discounts & Premiums	30

Fees and Expenses	32

Fundamental Indices Portfolios

Schedules of Investments

PowerShares FTSE RAFI Basic Materials Sector Portfolio	34

PowerShares FTSE RAFI Consumer Goods Sector Portfolio	35

PowerShares FTSE RAFI Consumer Services Sector Portfolio	37

PowerShares FTSE RAFI Energy Sector Portfolio	39

PowerShares FTSE RAFI Financials Sector Portfolio	41

PowerShares FTSE RAFI Health Care Sector Portfolio	45

PowerShares FTSE RAFI Industrials Sector Portfolio	46

PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio	49

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	51

PowerShares FTSE RAFI Utilities Sector Portfolio	67

Statements of Assets and Liabilities	68

Statements of Operations	70

Statements of Changes in Net Assets	72

Financial Highlights	76

Notes to Financial Statements	81

Report of Independent Registered Public Accounting Firm	92

Supplemental Information	93

Board Considerations Regarding Approval of Investment Advisory Agreement	98

The Market Environment

For the year ended April 30, 2009, stock market losses were larger than most market participants have ever seen in their professional careers. The S&P 500® Index was down 35.29%, the NASDAQ-100® Index declined 26.83% and the Dow Jones Industrial Index dropped 34.12%. Corporate debt markets also declined as the credit crunch continued to limit access to capital. Municipal securities held up a little better but still struggled. The Merrill U.S. Corporate Master Index returned -5.78% while the Merrill Muni Master Index returned 2.26% for the period. Meanwhile, treasury securities rallied as investors fled to quality. Huge companies required capital infusions and/or other forms of financial support through government intervention and the credit crisis evolved into an overall crisis of consumer, investor and business confidence.

The markets fell nearly universally from August through October. As more job losses and layoffs were announced, banks continued to restrict borrowing and consumers, who drive two-thirds of the U.S. economy historically, were unable to sustain their spending. The government spent hundreds of billions of dollars to bail out firms and stimulate the economy while the Federal Open Market Committee moved from a discount rate of 2.50% to 0.50% during the period. Not until March did confidence begin to return to the equity markets with the S&P 500® Index, NASDAQ-100® Index and the Dow Jones Industrial Index moving off the lows and returning 29.99%, 29.97% and 21.24% respectively during from March 1 through April 30, 2009. Corporate and municipal debt also showed some appreciation over the period, however the amount of appreciation was less as credit spreads tightened. The Merrill Muni Master Index was up 2.33% while the Merrill U.S. Corporate Master Index rose by 2.55% from March 1 through April 30, 2009.

2

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Manager's Analysis

PowerShares FTSE RAFI Basic Materials Sector Portfolio (ticker: PRFM)

The PowerShares FTSE RAFI Basic Materials Sector Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE RAFI Basic Materials Sector Index. The FTSE RAFI Basic Materials Sector Index is designed to track the performance of the largest U.S. equities in the basic materials sector which are selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities are then weighted by each of these four fundamental measures. An overall weight is calculated for each firm by equally-weighting each fundamental measure. Each of the equities with the highest fundamental weight are then selected and assigned a weight equal to its fundamental weight.

For the year ended April 30, 2009, the Fund returned -41.72%, underperforming the S&P Materials Index which returned -40.05%.

The Fund was underweight in Monsanto Co. and Praxair Inc. which contributed to its underperformance relative to the S&P Materials Index. The Fund was also hurt by holding poor performers AbitibiBowater Inc. and Chemtura Corp. which the benchmark did not hold.

Top performers in the Fund were Boise Inc., Cliffs Natural Resources Inc., and Rohm & Haas. Top contributors to performance were Rohm & Haas, Newmont Mining Corp., and Ashland Inc. Bottom contributors included Dow Chemical Co. and E.I. DuPont de Nemours & Co.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Chemicals-Diversified	35.0
Paper & Related Products	10.9
Chemicals-Specialty	10.6
Steel-Producers	10.1
Metal-Aluminum	8.3
Industrial Gases	6.1
Metal-Copper	5.6
Coal	2.8
Metal Processors & Fabricate	1.8
Gold Mining	1.8
Office Supplies & Forms	1.4
Agricultural Chemicals	1.4
Coatings/Paint	1.3
Steel-Specialty	1.2
Metal-Iron	0.5
Chemicals-Plastics	0.5
Non-Ferrous Metals	0.4
Money Market Fund	1.1
Other	(0.8)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Dow Chemical (The) Co.	18.7
E.I. du Pont de Nemours & Co.	8.8
Alcoa, Inc.	8.3
International Paper Co.	7.6
Ashland, Inc.	4.5
Freeport-McMoRan Copper & Gold, Inc.	4.5
Nucor Corp.	3.8
United States Steel Corp.	3.0
Air Products & Chemicals, Inc.	2.9
Praxair, Inc.	2.7
Total	64.8

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Mid-Cap Value	35.3
Large-Cap Value	20.0
Mid-Cap Growth	18.8
Small-Cap Value	12.7
Small-Cap Growth	6.8
Large-Cap Growth	6.4

4

Manager's Analysis (Continued)

PowerShares FTSE RAFI Basic Materials Sector Portfolio (ticker: PRFM)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg. Ann.††	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
FTSE RAFI Basic Materials Sector Index	-41.69	-7.25	-17.83
S&P Materials Index	-40.05	-6.65	-16.28
Dow Jones Basic Materials Index	-48.15	-9.28	-22.24
Fund
NAV Return	-41.72	-7.97	-19.49
Share Price Return	-41.75	-8.01	-19.58

Fund Inception: September 20, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.29%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.65% while the Fund's gross total operating expense ratio was 1.80%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Materials Index and Dow Jones Basic Materials Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 29 and 71 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

5

Manager's Analysis

PowerShares FTSE RAFI Consumer Goods Sector Portfolio (ticker: PRFG)

The PowerShares FTSE RAFI Consumer Goods Sector Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE RAFI Consumer Goods Sector Index. The FTSE RAFI Consumer Goods Sector Index is designed to track the performance of the largest U.S. equities in the consumer goods sector which are selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities are then weighted by each of these four fundamental measures. An overall weight is calculated for each firm by equally-weighting each fundamental measure. Each of the equities with the highest fundamental weight are then selected and assigned a weight equal to its fundamental weight.

For the year ended April 30, 2009, the Fund returned -27.43%, behind the S&P 500 Consumer Staples Index which returned -19.93%.

The Fund was negatively affected by the selection of General Motors Corp., Lear Corp., and Eastman Kodak Co., which the S&P 500 Consumer Staples Index did not hold. The Fund did not hold Wal-Mart Stores, Inc., which also contributed to its underperformance relative to the S&P 500 Consumer Staples Index.

Top performers in the Fund included Bare Escentuals Inc., Federal-Mogul Corp. and Anheuser-Busch. Top contributors to return included Anheuser-Busch and Dr Pepper Snapple Group Inc. Bottom contributors included General Motors Corp., Procter & Gamble Co., and Philip Morris International Inc.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Auto Manufacturers	21.9
Agriculture	13.5
Food	12.6
Beverages	10.6
Cosmetics/Personal Care	9.8
Auto Parts & Equipment	9.0
Home Builders	6.0
Apparel	3.3
Household Products/Wares	2.3
Home Furnishings	1.8
Leisure Time	1.5
Hand/Machine Tools	1.1
Textiles	1.1
Chemicals	0.9
Miscellaneous Manufacturing	0.9
Toys/Games/Hobbies	0.7
Housewares	0.6
Distribution/Wholesale	0.6
Software	0.5
Retail	0.4
Office Furnishings	0.3
Electrical Components & Equipment	0.3
Electronics	0.2
Pharmaceuticals	0.2
Machinery-Diversified	0.2
Money Market Fund	2.3
Other	(2.6)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Ford Motor Co.	18.4
Procter & Gamble (The) Co.	7.4
Altria Group, Inc.	6.3
Coca-Cola (The) Co.	3.7
General Motors Corp.	3.6
Kraft Foods, Inc., Class A	3.1
PepsiCo, Inc.	3.1
Philip Morris International, Inc.	2.8
Johnson Controls, Inc.	2.2
Goodyear Tire & Rubber (The) Co.	2.0
Total	52.6

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Mid-Cap Growth	27.6
Large-Cap Growth	21.4
Mid-Cap Value	16.3
Large-Cap Value	15.0
Small-Cap Growth	11.7
Small-Cap Value	8.0

6

Manager's Analysis (Continued)

PowerShares FTSE RAFI Consumer Goods Sector Portfolio (ticker: PRFG)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg. Ann.††	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
FTSE RAFI Consumer Goods Sector Index	-27.31	-9.76	-23.50
Dow Jones Consumer Goods Index	-27.24	-9.29	-22.27
S&P 500 Consumer Staples Index	-19.93	-3.03	-7.64
Fund
NAV Return	-27.43	-11.22	-26.68
Share Price Return	-27.68	-11.33	-26.93

Fund Inception: September 20, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 2.72%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.56% while the Fund's gross total operating expense ratio was 3.83%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Dow Jones Consumer Goods Index and S&P Consumer Staples Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 160 and 41 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date. The Dow Jones Consumer Goods Index will be used for comparative purposes going forward as it represents a more appropriate market index for this fund.

††  Average annualized.

7

Manager's Analysis

PowerShares FTSE RAFI Consumer Services Sector Portfolio (ticker: PRFS)

The PowerShares FTSE RAFI Consumer Services Sector Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE RAFI Consumer Services Sector Index. The FTSE RAFI Consumer Services Sector Index is designed to track the performance of the largest U.S. equities in the consumer services sector which are selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities are then weighted by each of these four fundamental measures. An overall weight is calculated for each firm by equally-weighting each fundamental measure. Each of the equities with the highest fundamental weight are then selected and assigned a weight equal to its fundamental weight.

For the year ended April 30, 2009, the Fund returned -20.62%, ahead of the S&P 500 Consumer Discretionary Index which returned -26.10%.

The Fund benefited from stock selection in the consumer staples sector, including holding Wal-Mart Stores Inc., which was not in the S&P 500 Consumer Discretionary Index. The Fund also was helped by a larger allocation to General Motors Corp.

Top performers in the Fund included Pantry Inc., Wynn Resorts Ltd., and Long Drug Stores. Top contributors to return included Avis Budget Group Inc., Liberty Media Corp, and General Motors Corp. Bottom contributors to return included Time Warner Inc., News Corp., and Walt Disney Co.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Retail	47.7
Media	22.6
Food	5.5
Commercial Services	5.1
Pharmaceuticals	4.6
Airlines	3.2
Lodging	3.0
Internet	2.8
Leisure Time	1.9
Advertising	1.9
Entertainment	1.1
Apparel	0.3
Software	0.1
Distribution/Wholesale	0.1
Trucking & Leasing	0.1
Money Market Fund	1.5
Other	(1.5)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Wal-Mart Stores, Inc.	7.5
Home Depot, Inc.	3.7
Time Warner, Inc.	3.5
Walt Disney (The) Co.	2.9
Target Corp.	2.7
Avis Budget Group, Inc.	2.5
Comcast Corp., Class A	2.5
CBS Corp., Class B	2.2
CVS Caremark Corp.	2.2
Lowe's Cos., Inc.	2.2
Total	31.9

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Growth	34.3
Mid-Cap Value	18.7
Small-Cap Value	14.5
Large-Cap Value	14.3
Small-Cap Growth	9.2
Mid-Cap Growth	9.0

8

Manager's Analysis (Continued)

PowerShares FTSE RAFI Consumer Services Sector Portfolio (ticker: PRFS)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg. Ann.††	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
FTSE RAFI Consumer Services Sector Index	-20.49	-9.74	-23.46
Dow Jones Consumer Services Index	-25.82	-12.23	-28.61
S&P 500 Consumer Discretionary Index	-26.10	-13.18	-30.59
Fund
NAV Return	-20.62	-10.08	-24.20
Share Price Return	-20.52	-10.05	-24.14

Fund Inception: September 20, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 2.15%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.56% while the Fund's gross total operating expense ratio was 3.76%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The Dow Jones Consumer Services Index and S&P 500 Consumer Discretionary Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 250 and 81 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date. The Dow Jones Consumer Services Index will be used for comparative purposes going forward as it represents a more appropriate market index for this fund.

††  Average annualized.

9

Manager's Analysis

PowerShares FTSE RAFI Energy Sector Portfolio (ticker: PRFE)

The PowerShares FTSE RAFI Energy Sector Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE RAFI Oil & Gas Sector Index. The FTSE RAFI Oil & Gas Sector Index is designed to track the performance of the largest U.S. equities in the energy sector which are selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities are then weighted by each of these four fundamental measures. An overall weight is calculated for each firm by equally-weighting each fundamental measure. Each of the equities with the highest fundamental weight are then selected and assigned a weight equal to its fundamental weight.

For the year ended April 30, 2009, the Fund returned -39.03%, outperforming the S&P Energy Index, which returned -41.32%.

The Fund was underweight the energy equipment and services industry which contributed to its outperformance relative to the S&P Energy Index.

The Fund was underweight in Schlumberger Ltd. and Transocean Ltd. and overweight Chevron Corp., which helped the return relative to the S&P Energy Index.

Top performers in the Fund included Complete Production Services Inc., Hercules Offshore Inc., and W&T Offshore Inc. Top contributors to the Fund included Pioneer Drilling Co. and Key Energy Services Inc. Bottom contributors included ConocoPhillips, Chevron Corp., and Exxon Mobil Corp.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Oil Companies-Integrated	49.8
Oil Companies-Exploration & Production	20.3
Oil-Field Services	11.9
Oil Refining & Marketing	6.7
Oil & Gas Drilling	5.3
Pipelines	2.4
Oil Field Machinery & Equipment	2.1
Gas-Distribution	0.5
Electric-Integrated	0.5
Transport-Marine	0.3
Money Market Fund	1.3
Other	(1.1)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Growth	45.6
Large-Cap Value	32.3
Mid-Cap Value	9.0
Mid-Cap Growth	6.8
Small-Cap Value	4.8
Small-Cap Growth	1.5

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Exxon Mobil Corp.	18.0
Chevron Corp.	14.1
ConocoPhillips	10.0
Marathon Oil Corp.	4.9
Valero Energy Corp.	4.0
Schlumberger Ltd.	3.7
Devon Energy Corp.	3.2
Occidental Petroleum Corp.	2.6
Anadarko Petroleum Corp.	2.5
Apache Corp.	2.5
Total	65.5

10

Manager's Analysis (Continued)

PowerShares FTSE RAFI Energy Sector Portfolio (ticker: PRFE)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg. Ann.††	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
FTSE RAFI Oil & Gas Index	-38.99	-0.21	-0.54
S&P Energy Index	-41.32	-3.90	-9.78
Dow Jones Oil & Gas Index	-40.95	-3.15	-7.93
Fund
NAV Return	-39.03	-0.92	-2.38
Share Price Return	-38.99	-0.94	-2.42

Fund Inception: September 20, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.06%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.60% while the Fund's gross total operating expense ratio was 1.38%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Energy Index and Dow Jones Oil & Gas Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 34 and 70 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

11

Manager's Analysis

PowerShares FTSE RAFI Financials Sector Portfolio (ticker: PRFF)

The PowerShares FTSE RAFI Financials Sector Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE RAFI Financials Sector Index. The FTSE RAFI Financials Sector Index is designed to track the performance of the largest U.S. equities in the financials sector which are selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities are then weighted by each of these four fundamental measures. An overall weight is calculated for each firm by equally-weighting each fundamental measure. Each of the equities with the highest fundamental weight are then selected and assigned a weight equal to its fundamental weight.

For the year ended April 30, 2009, the Fund slightly underperformed the S&P Financials Index, returning -57.81% compared to the S&P Financials return of -57.55%.

The Fund's underperformance was largely driven by holding almost double the weight of Citigroup Inc. relative to the S&P Financials Index. Also negatively affecting the Fund was an underweight in Goldman Sachs Group Inc. and JP Morgan Chase & Co. which were relatively good performers.

Top performers in the Fund included KKR Financial Holdings LLC, Philadelphia Consolidated Holding Co., and Jones Lang LaSalle Inc. Bottom contributors included Citigroup, Bank of America, and American International Group.

12

Manager's Analysis (Continued)

PowerShares FTSE RAFI Financials Sector Portfolio (ticker: PRFF)

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Diversified Banking Institutions	36.9
Super-Regional Banks-U.S.	11.3
Multi-line Insurance	10.8
Investment Management/Advisory Service	5.5
Reinsurance	5.0
Life/Health Insurance	4.8
Property/Casualty Insurance	3.6
Finance-Credit Card	2.4
Commercial Banks-Southern U.S.	2.2
Fiduciary Banks	1.8
Finance-Investment Banker	1.3
Commercial Service-Finance	1.0
Insurance Broker	1.0
Investment Companies	1.0
REITS-Office Property	0.9
REITS-Warehouse/Industry	0.9
REITS-Apartments	0.9
REITS-Diversified	0.9
Commercial Banks-Eastern U.S.	0.8
REITS-Shopping Centers	0.8
REITS-Regional Malls	0.7
Finance-Other Services	0.6
REITS-Health Care	0.5
S&L/Thrifts-Eastern U.S.	0.5
REITS-Hotels	0.5
Commercial Banks-Central U.S.	0.5
REITS-Mortgage	0.5
Financial Guarantee Insurance	0.4
Commercial Banks-Western U.S.	0.3
Real Estate Management/Service	0.3
Finance-Consumer Loans	0.3
Finance-Commercial	0.2
Forestry	0.2
Finance-Auto Loans	0.2
REITS-Storage	0.2
Paper & Related Products	0.2
Decision Support Software	0.1
REITS-Single Tenant	0.1
S&L/Thrifts-Western U.S.	0.1
S&L/Thrifts-Southern U.S.	0.0
Money Market Fund	0.2
Other	(0.4)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Bank of America Corp.	14.2
Citigroup, Inc.	11.0
JPMorgan Chase & Co.	7.0
Wells Fargo & Co.	4.9
Invesco Ltd.	4.2
Berkshire Hathaway, Inc., Class B	3.8
Goldman Sachs Group, (The) Inc.	2.9
American International Group, Inc.	2.6
American Express Co.	2.0
Morgan Stanley	1.9
Total	54.5

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Value	48.3
Mid-Cap Growth	19.1
Mid-Cap Value	16.7
Small-Cap Value	9.5
Small-Cap Growth	4.8
Large-Cap Growth	1.6

13

Manager's Analysis (Continued)

PowerShares FTSE RAFI Financials Sector Portfolio (ticker: PRFF)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg. Ann.††	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
FTSE RAFI Financials Sector Index	-58.49	-33.89	-66.02
S&P Financials Index	-57.55	-34.22	-66.10
Dow Jones Financials Index	-54.47	-33.08	-64.57
Fund
NAV Return	-57.81	-33.67	-65.72
Share Price Return	-57.84	-33.68	-65.74

Fund Inception: September 20, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.28%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.59% while the Fund's gross total operating expense ratio was 1.31%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Financials Index and Dow Jones Financials Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 93 and 300 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

14

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Manager's Analysis

PowerShares FTSE RAFI Health Care Sector Portfolio (ticker: PRFH)

The PowerShares FTSE RAFI Health Care Sector Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE RAFI Health Care Sector Index. The FTSE RAFI Health Care Sector Index is designed to track the performance of the largest U.S. equities in the health care sector which are selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities are then weighted by each of these four fundamental measures. An overall weight is calculated for each firm by equally-weighting each fundamental measure. Each of the equities with the highest fundamental weight are then selected and assigned a weight equal to its fundamental weight.

For the year ended April 30, 2009, the Fund returned -19.34%, ahead of the S&P Health Care Index, which returned -21.53%.

The Fund received a boost from overweighting Bristol-Myers Squibb Co. and holding Sunrise Senior Living Inc. and Genentech, which the S&P Health Care Index did not hold.

Top performers in the Fund were Sunrise Senior Living Inc., Genentech, and Waters Corp. Top contributors to performance were Schering-Plough Corp., Sunrise Senior Living Inc., and Amgen Inc. Bottom contributors to performance included Pfizer, Johnson & Johnson, and Merck & Co., Inc.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Pharmaceuticals	42.1
Healthcare-Services	24.7
Healthcare-Products	24.6
Biotechnology	6.5
Electronics	1.5
Distribution/Wholesale	0.2
Insurance	0.2
Commercial Services	0.1
Money Market Fund	0.7
Other	(0.6)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Value	53.5
Large-Cap Growth	26.1
Mid-Cap Value	8.0
Mid-Cap Growth	6.1
Small-Cap Value	4.4
Small-Cap Growth	1.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Pfizer, Inc.	14.0
Johnson & Johnson	9.1
Merck & Co., Inc.	6.3
WellPoint, Inc.	5.7
UnitedHealth Group, Inc.	5.1
Bristol-Myers Squibb Co.	3.7
Eli Lilly & Co.	3.6
Amgen, Inc.	3.3
Abbott Laboratories	3.2
Wyeth	3.2
Total	57.2

16

Manager's Analysis (Continued)

PowerShares FTSE RAFI Health Care Sector Portfolio (ticker: PRFH)

  Growth of a $10,000 Investment Since Inception

Fund Performance History (%)		As of April 30, 2009
	Avg. Ann.††	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
FTSE RAFI Health Care Sector Index	-18.86	-8.82	-21.41
S&P Health Care Index	-21.53	-9.80	-23.40
Dow Jones Healthcare Index	-20.74	-8.76	-21.08
Fund
NAV Return	-19.34	-9.37	-22.63
Share Price Return	-19.22	-9.37	-22.63

Fund Inception: September 20, 2006

Performance data quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.34%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.56% while the Fund's gross total operating expense ratio was 1.47%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Health Care Index and Dow Jones Healthcare Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 51 and 180 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

17

Manager's Analysis

PowerShares FTSE RAFI Industrials Sector Portfolio (ticker: PRFN)

The PowerShares FTSE RAFI Industrials Sector Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE RAFI Industrials Sector Index. The FTSE RAFI Industrials Sector Index is designed to track the performance of the largest U.S. equities in the industrials sector which are selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities are then weighted by each of these four fundamental measures. An overall weight is calculated for each firm by equally-weighting each fundamental measure. Each of the equities with the highest fundamental weight are then selected and assigned a weight equal to its fundamental weight.

For the year ended April 30, 2009, the Fund returned -38.81%, ahead of the S&P Industrials Index which returned -42.48%.

Outperformance of the index resulted from a higher weight and stock selection among mid value stocks. The Fund held several stocks in this style that outperformed and were not included in the S&P Industrials Index. Outperformance also resulted from stock selection in the information technology and containers & packaging industry groups. The Fund was also helped by an underweight in General Electric Co.

Top performers in the Fund included CommScope Inc. and China Yuchai International Ltd. Top contributors to performance included PHH Corp. and Temple-Inland Inc. Bottom contributors included General Electric, Tyco International, and Boeing.

18

Manager's Analysis (Continued)

PowerShares FTSE RAFI Industrials Sector Portfolio (ticker: PRFN)

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Miscellaneous Manufacturing	33.0
Aerospace/Defense	13.3
Transportation	11.6
Commercial Services	5.9
Electronics	5.4
Machinery-Diversified	3.4
Machinery-Construction & Mining	3.1
Packaging & Containers	3.1
Building Materials	2.8
Engineering & Construction	2.5
Electrical Components & Equipment	2.4
Forest Products & Paper	2.0
Auto Manufacturers	1.7
Environmental Control	1.3
Distribution/Wholesale	1.2
Computers	1.1
Software	0.9
Metal Fabricate/Hardware	0.9
Household Products/Wares	0.8
Auto Parts & Equipment	0.7
Telecommunications	0.5
Chemicals	0.4
Retail	0.3
Trucking & Leasing	0.3
Mining	0.3
Hand/Machine Tools	0.3
Electric	0.3
Textiles	0.1
Energy-Alternative Sources	0.1
Money Market Fund	0.7
Other	(0.4)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
General Electric Co.	19.8
United Parcel Service, Inc., Class B	2.9
United Technologies Corp.	2.6
Caterpillar, Inc.	2.5
Boeing (The) Co.	2.4
3M Co.	2.3
Northrop Grumman Corp.	1.9
Tyco International Ltd. (Switzerland)	1.8
FedEx Corp.	1.7
Lockheed Martin Corp.	1.7
Total	39.6

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Value	44.3
Mid-Cap Value	14.6
Mid-Cap Growth	12.8
Large-Cap Growth	11.9
Small-Cap Value	10.1
Small-Cap Growth	6.3

19

Manager's Analysis (Continued)

PowerShares FTSE RAFI Industrials Sector Portfolio (ticker: PRFN)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg. Ann.††	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
FTSE RAFI Industrials Sector Index	-38.44	-11.44	-27.15
S&P Industrials Index	-42.48	-14.62	-33.52
Dow Jones Industrials Index	-34.12	-10.53	-24.98
Fund
NAV Return	-38.81	-12.02	-28.39
Share Price Return	-38.74	-12.03	-28.41

Fund Inception: September 20, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.78%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.58% while the Fund's gross total operating expense ratio was 2.02%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Industrials Index and Dow Jones Industrials Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 56 and 270 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

20

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Manager's Analysis

PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio (ticker: PRFQ)

The PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE RAFI Telecommunications & Technology Sector Index. The FTSE RAFI Telecommunications & Technology Sector Index is designed to track the performance of the largest U.S. equities in the telecommunications & technology sector which are selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities are then weighted by each of these four fundamental measures. An overall weight is calculated for each firm by equally-weighting each fundamental measure. Each of the equities with the highest fundamental weight are then selected and assigned a weight equal to its fundamental weight.

For the year ended April 30, 2009, the Fund returned -24.92%, ahead of the S&P Information Technology Index, which returned -26.69%.

The Fund was positively affected by holding Verizon Communications Inc. and not holding eBay Inc. or Electronic Arts Inc. The Fund was overweight in Microsoft Corp., which helped contribute to its outperformance of the index.

Top performers in the Fund were Brocade Communication Systems, IKON Office Solutions, and iPCS Inc. Top contributors to performance were Electronic Data Systems Corp. and IKON Office Solutions. Bottom contributors to performance included Microsoft Corp. and AT&T Inc.

22

Manager's Analysis (Continued)

PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio (ticker: PRFQ)

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Telephone-Integrated	25.3
Computers	16.9
Applications Software	11.8
Electronic Component-Semiconductors	10.3
Networking Products	4.9
Wireless Equipment	4.7
Computers-Memory Devices	3.6
Enterprise Software/Services	3.0
Web Portals/ISP	2.2
Distribution/Wholesale	1.9
Semiconductor Equipment	1.9
Computer Services	1.7
Telecommunication Services	1.4
Office Automation & Equipment	1.4
Telecommunication Equipment Fiber Optics	1.2
Internet Security	1.1
Cellular Telecommunications	1.1
Semiconductor Components-Integrated Circuit	0.8
Computers-Integrated Systems	0.8
E-Commerce/Services	0.6
Electronic Forms	0.4
Telecommunication Equipment	0.4
Consulting Services	0.4
Electronic Design Automation	0.4
Computers-Peripheral Equipment	0.3
Diversified Operations	0.2
Transactional Software	0.2
Computer Aide Design	0.2
Medical Information Systems	0.2
Internet Content-Info/Network	0.2
Software Tools	0.1
Internet Telephony	0.1
Money Market Fund	0.7
Other	(0.4)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Microsoft Corp.	11.4
AT&T, Inc.	11.1
Verizon Communications, Inc.	8.6
Intel Corp.	5.4
International Business Machines Corp.	5.4
Hewlett-Packard Co.	5.2
Cisco Systems, Inc.	4.3
Sprint Nextel Corp.	3.2
Dell, Inc.	2.7
Oracle Corp.	2.6
Total	59.9

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Value	43.2
Large-Cap Growth	29.9
Mid-Cap Growth	13.0
Mid-Cap Value	8.4
Small-Cap Growth	3.3
Small-Cap Value	2.2

23

Manager's Analysis (Continued)

PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio (ticker: PRFQ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg. Ann.††	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
FTSE RAFI Telecommunications & Technology Sector Index	-24.08	-7.65	-18.74
S&P Telecommunication Services Index	-26.05	-7.68	-18.65
S&P Information Technology Index	-26.69	-7.37	-17.95
Dow Jones Technology Index	-26.20	-7.73	-18.76
Fund
NAV Return	-24.92	-8.50	-20.68
Share Price Return	-24.86	-8.48	-20.64

Fund Inception: September 20, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.29%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.57% while the Fund's gross total operating expense ratio was 1.84%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Telecommunication Services Index and S&P Information Technology Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 9 and 70 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date. The S&P Telecommunication Services Index and the S&P Information Technology Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

††  Average annualized.

24

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Manager's Analysis

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (ticker: PRFZ)

The PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE RAFI US 1500 Small-Mid Index. The FTSE RAFI US 1500 Small-Mid Index is designed to track the performance of small and medium-sized U.S. companies which are selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. Each of the equities with a fundamental weight ranking of 1,001 to 2,500 is then selected and assigned a weight equal to its fundamental weight.

For the year ended April 30, 2009, the Fund returned -29.79%, slightly ahead of the S&P Small Cap 600 Index, which returned -30.05%

The Fund outperformed relative to the S&P Small Cap 600 Index due to overallocation and stock selection within the consumer discretionary and health care sectors. The Fund was also helped by having a larger weighting in small cap stocks.

The Fund's performance was helped by a larger weighting in Ruby Tuesday Inc., and Corinthian Colleges, Inc. The Fund also benefited from not holding poor performers Arch Coal Inc. and Forest Oil Corp.

Sector Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Financials	22.8
Consumer Discretionary	21.9
Industrials	17.0
Information Technology	15.7
Health Care	6.1
Energy	5.6
Materials	5.5
Consumer Staples	2.7
Utilities	1.5
Telecommunication Services	1.0
Money Market Fund	0.2

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Value	53.3
Small-Cap Growth	38.2
Mid-Cap Growth	7.1
Mid-Cap Value	1.3
Large-Cap Growth	0.1

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Pier 1 Imports, Inc.	0.7
Ruby Tuesday, Inc.	0.6
Hayes Lemmerz International, Inc.	0.3
Valassis Communications, Inc.	0.3
Ashford Hospitality Trust, Inc. REIT	0.3
Modine Manufacturing Co.	0.3
Caraustar Industries, Inc.	0.3
ADC Telecommunications, Inc.	0.3
Spherion Corp.	0.3
Pacific Sunwear of California, Inc.	0.3
Total	3.7

26

Manager's Analysis (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (ticker: PRFZ)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg. Ann.††	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
FTSE RAFI US 1500 Small-Mid Index	-29.81	-12.02	-28.39
S&P Small Cap 600 Index	-30.05	-11.76	-27.61
Russell 2000® Index	-30.74	-13.04	-30.30
Fund
NAV Return	-29.79	-12.41	-29.21
Share Price Return	-29.84	-12.46	-29.33

Fund Inception: September 20, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.55%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.58% while the Fund's gross total operating expense ratio was 0.79%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Small Cap 600 Index and Russell 2000 Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 600 and 2000 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

27

Manager's Analysis

PowerShares FTSE RAFI Utilities Sector Portfolio (ticker: PRFU)

The PowerShares FTSE RAFI Utilities Sector Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE RAFI Utilities Sector Index. The FTSE RAFI Utilities Sector Index is designed to track the performance of the largest U.S. equities in the utilities sector which are selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities are then weighted by each of these four fundamental measures. An overall weight is calculated for each firm by equally-weighting each fundamental measure. Each of the equities with the highest fundamental weight are then selected and assigned a weight equal to its fundamental weight.

For the year ended April 30, 2009, the Fund returned -28.79%, ahead of the S&P Utilities Index which returned -32.76%.

The Fund outperformed primarily due to underweighting in Constellation Energy Group Inc., Exelon Corp., and Dynegy Inc.

Top performers were Calpine Corp., Energy East Corp., and Puget Energy Inc. Top contributors to return were Exelon and FirstEnergy Corp. Bottom contributors to return included Energy East Corp. and PG&E Corp.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Electric-Integrated	73.1
Gas-Distribution	11.8
Independent Power Producer	6.1
Pipelines	4.1
Electric-Generation	3.0
Oil Companies-Exploration & Production	1.2
Water	0.7
Money Market Fund	1.4
Other	(1.4)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Value	51.6
Mid-Cap Value	31.7
Mid-Cap Growth	7.6
Small-Cap Value	3.5
Small-Cap Growth	3.4
Large-Cap Growth	2.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Duke Energy Corp.	6.3
Exelon Corp.	4.6
FPL Group, Inc.	4.3
Southern Co.	3.5
FirstEnergy Corp.	3.5
Public Service Enterprise Group, Inc.	3.4
Dominion Resources, Inc.	3.4
PG&E Corp.	3.2
AES (The) Corp.	3.1
Edison International	3.0
Total	38.3

28

Manager's Analysis (Continued)

PowerShares FTSE RAFI Utilities Sector Portfolio (ticker: PRFU)

  Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg. Ann.††	Fund Inception†
	1 Year	Avg. Ann.††	Cumulative
Index
FTSE RAFI Utilities Sector Index	-28.40	-5.06	-12.67
S&P Utilities Index	-32.76	-6.93	-16.93
Dow Jones Utilities Index	-31.80	-6.05	-14.88
Fund
NAV Return	-28.79	-6.71	-16.56
Share Price Return	-28.76	-6.72	-16.59

Fund Inception: September 20, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.71%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.56% while the Fund's gross total operating expense ratio was 1.76%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Utilities Index and Dow Jones Utilities Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 35 and 90 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

29

Frequency Distribution of Discounts & Premiums

Since Inception through April 30, 2009

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Days	0-24	25-49	50-99	100-149	150-199	200+
PRFM	PowerShares FTSE RAFI Basic Materials Sector Portfolio	9/20/06	657	254	9	3	1	1	1
PRFG	PowerShares FTSE RAFI Consumer Goods Sector Portfolio	9/20/06	657	262	11	2	3	0	0
PRFS	PowerShares FTSE RAFI Consumer Services Sector Portfolio	9/20/06	657	260	8	3	0	0	0
PRFE	PowerShares FTSE RAFI Energy Sector Portfolio	9/20/06	657	267	15	2	1	0	0
PRFF	PowerShares FTSE RAFI Financials Sector Portfolio	9/20/06	657	273	29	12	2	1	3
PRFH	PowerShares FTSE RAFI Health Care Sector Portfolio	9/20/06	657	287	11	2	2	1	0
PRFN	PowerShares FTSE RAFI Industrials Sector Portfolio	9/20/06	657	270	12	3	1	0	0
PRFQ	PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio	9/20/06	657	264	10	7	2	0	0
PRFZ	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	9/20/06	657	275	18	1	0	2	1
PRFU	PowerShares FTSE RAFI Utilities Sector Portfolio	9/20/06	657	249	10	4	1	0	1

30

	Closing Price Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
PRFM	376	9	2	1	0	0
PRFG	363	12	4	0	0	0
PRFS	383	3	0	0	0	0
PRFE	350	18	4	0	0	0
PRFF	302	29	1	1	2	2
PRFH	346	6	2	0	0	0
PRFN	366	4	0	1	0	0
PRFQ	363	9	1	1	0	0
PRFZ	329	29	2	0	0	0
PRFU	387	3	1	0	0	1

31

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2009.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares FTSE RAFI Basic Materials Sector Portfolio Actual	$1,000.00	$1,010.82	0.35%	$1.75
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76
PowerShares FTSE RAFI Consumer Goods Sector Portfolio Actual	$1,000.00	$1,028.26	0.35%	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76
PowerShares FTSE RAFI Consumer Services Sector Portfolio Actual	$1,000.00	$1,094.47	0.36%	$1.87
Hypothetical (5% return before expenses)	$1,000.00	$1,023.01	0.36%	$1.81
PowerShares FTSE RAFI Energy Sector Portfolio Actual	$1,000.00	$940.33	0.38%	$1.83
Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	0.38%	$1.91

32

Fees and Expenses (Continued)

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares FTSE RAFI Financials Sector Portfolio Actual	$1,000.00	$708.07	0.39%	$1.65
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	0.39%	$1.96
PowerShares FTSE RAFI Health Care Sector Portfolio Actual	$1,000.00	$944.24	0.38%	$1.83
Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	0.38%	$1.91
PowerShares FTSE RAFI Industrials Sector Portfolio Actual	$1,000.00	$939.67	0.37%	$1.78
Hypothetical (5% return before expenses)	$1,000.00	$1,022.96	0.37%	$1.86
PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio Actual	$1,000.00	$1,059.22	0.38%	$1.94
Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	0.38%	$1.91
PowerShares FTSE RAFI US 1500 Small-Mid Portfolio Actual	$1,000.00	$991.05	0.39%	$1.93
Hypothetical (5% return before expenses)	$1,000.00	$1,022.86	0.39%	$1.96
PowerShares FTSE RAFI Utilities Sector Portfolio Actual	$1,000.00	$913.16	0.38%	$1.80
Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	0.38%	$1.91

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2009. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period; then multiplying the result by 181 and then dividing the result by 365. Expense ratios for the most recent half-year may differ from expense ratios based on the annualized data in the Financial Highlights.

33

Schedule of Investments

PowerShares FTSE RAFI Basic Materials Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.7%
	Agricultural Chemicals—1.4%
183	CF Industries Holdings, Inc.	$13,185
636	Mosaic (The) Co.	25,726
462	Terra Industries, Inc.	12,243
		51,154
	Chemicals - Diversified—35.0%
3,030	Celanese Corp., Series A	63,145
44,228	Dow Chemical (The) Co.	707,649
11,920	E.I. du Pont de Nemours & Co.	332,569
365	FMC Corp.	17,786
12,314	Huntsman Corp.	66,003
1,157	Olin Corp.	14,578
1,919	PPG Industries, Inc.	84,532
2,527	Rockwood Holdings, Inc.*	31,082
323	Westlake Chemical Corp.	6,040
		1,323,384
	Chemicals - Plastics—0.5%
6,978	PolyOne Corp.*	19,120
	Chemicals - Specialty—10.6%
535	Albemarle Corp.	14,349
7,719	Ashland, Inc.	169,510
1,500	Cabot Corp.	21,900
755	Cytec Industries, Inc.	14,994
1,610	Eastman Chemical Co.	63,885
988	Ecolab, Inc.	38,087
595	International Flavors & Fragrances, Inc.	18,564
852	Lubrizol (The) Corp.	36,823
487	Sigma-Aldrich Corp.	21,350
		399,462
	Coal—2.8%
1,072	Arch Coal, Inc.	14,976
830	Consol Energy, Inc.	25,962
842	Foundation Coal Holdings, Inc.	13,674
990	Massey Energy Co.	15,751
1,380	Peabody Energy Corp.	36,418
		106,781
	Coatings/Paint—1.3%
1,760	RPM International, Inc.	24,323
1,098	Valspar (The) Corp.	26,352
		50,675
	Gold Mining—1.8%
1,680	Newmont Mining Corp.	67,603
	Industrial Gases—6.1%
1,676	Air Products & Chemicals, Inc.	110,448
417	Airgas, Inc.	17,981
1,395	Praxair, Inc.	104,081
		232,510

Number of Shares		Value
	Common Stocks (Continued)
	Metal - Aluminum—8.3%
34,417	Alcoa, Inc.	$312,162
	Metal - Copper—5.6%
2,337	Southern Copper Corp.	43,398
3,957	Freeport-McMoRan Copper & Gold, Inc.	168,766
		212,164
	Metal - Iron—0.5%
760	Cliffs Natural Resources, Inc.	17,526
	Metal Processors & Fabricate—1.8%
2,796	Commercial Metals Co.	41,605
1,879	Worthington Industries, Inc.	27,997
		69,602
	Non-Ferrous Metals—0.4%
2,219	USEC, Inc.*	13,736
	Office Supplies & Forms—1.4%
1,862	Avery Dennison Corp.	53,514
	Paper & Related Products—10.9%
27,192	Boise, Inc.*	23,385
56,980	Domtar Corp.*	103,704
22,675	International Paper Co.	287,065
		414,154
	Steel - Producers—10.1%
5,113	AK Steel Holding Corp.	66,520
3,509	Nucor Corp.	142,781
949	Reliance Steel & Aluminum Co.	33,433
2,291	Steel Dynamics, Inc.	28,523
4,227	United States Steel Corp.	112,227
		383,484
	Steel - Specialty—1.2%
1,399	Allegheny Technologies, Inc.	45,789
	Total Common Stocks (Cost $6,706,633)	3,772,820
	Money Market Fund—1.1%
40,929	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $40,929)	40,929
	Total Investments (Cost $6,747,562)—100.8%	3,813,749
	Liabilities in excess of other assets—(0.8%)	(29,205)
	Net Assets—100.0%	$3,784,544

*  Non-income producing security.

See Notes to Financial Statements.

34

Schedule of Investments

PowerShares FTSE RAFI Consumer Goods Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.3%
	Agriculture—13.5%
13,098	Altria Group, Inc.	$213,889
2,190	Archer-Daniels-Midland Co.	53,918
647	Bunge Ltd.	31,062
478	Lorillard, Inc.	30,176
2,653	Philip Morris International, Inc.,	96,039
716	Reynolds American, Inc.	27,194
148	Universal Corp.	4,464
		456,742
	Apparel—3.3%
591	Coach, Inc.*	14,480
1,004	Hanesbrands, Inc.*	16,526
3,044	Jones Apparel Group, Inc.	28,127
605	NIKE, Inc., Class B	31,743
2,978	Quiksilver, Inc.*	4,914
290	VF Corp.	17,188
		112,978
	Auto Manufacturers—21.9%
103,914	Ford Motor Co.*	621,405
63,166	General Motors Corp.	121,278
		742,683
	Auto Parts & Equipment—9.0%
3,969	American Axle & Manufacturing Holdings, Inc.	3,969
11,765	ArvinMeritor, Inc.	14,589
734	Autoliv, Inc.	18,108
462	BorgWarner, Inc.	13,375
803	Cooper Tire & Rubber Co.	6,641
1,275	Exide Technologies*	6,923
555	Federal Mogul Corp., Class A*	6,161
6,147	Goodyear Tire & Rubber (The) Co.*	67,555
3,879	Johnson Controls, Inc.	73,739
24,133	Lear Corp*	19,306
4,927	Tenneco, Inc.*	15,077
6,312	TRW Automotive Holdings Corp.*	54,409
341	WABCO Holdings, Inc.	5,453
		305,305
	Beverages—10.6%
187	Brown-Forman Corp., Class B	8,696
2,933	Coca-Cola (The) Co.	126,265
1,975	Coca-Cola Enterprises, Inc.	33,694
881	Constellation Brands, Inc., Class A*	10,211
1,268	DR Pepper Snapple Group, Inc.*	26,260
454	Molson Coors Brewing Co., Class B	17,366
743	Pepsi Bottling Group (The), Inc.	23,234
340	PepsiAmericas, Inc.	8,354
2,113	PepsiCo, Inc.	105,142
		359,222

Number of Shares		Value
	Common Stocks (Continued)
	Chemicals—0.9%
368	Monsanto Co.	$31,240
	Cosmetics/Personal Care—9.8%
160	Alberto-Culver Co.	3,566
928	Avon Products, Inc.	21,121
1,203	Bare Escentuals, Inc.*	11,140
516	Colgate-Palmolive Co.	30,444
514	Estee Lauder (The) Cos., Inc., Class A	15,369
5,047	Procter & Gamble (The) Co.	249,524
		331,164
	Distribution/Wholesale—0.6%
598	Genuine Parts Co.	20,308
	Electrical Components & Equipment—0.3%
178	Energizer Holdings, Inc.*	10,199
	Electronics—0.2%
309	Garmin Ltd.	7,784
	Food—12.6%
497	Campbell Soup Co.	12,783
862	Chiquita Brands International, Inc.*	6,525
1,865	ConAgra Foods, Inc.	33,011
254	Corn Products International, Inc.	6,071
1,006	Cosan Ltd., Class A (Brazil)*	3,541
2,383	Dean Foods Co.*	49,328
834	Del Monte Foods Co.	6,297
195	Fresh Del Monte Produce, Inc.*	2,831
627	General Mills, Inc.	31,783
691	H.J. Heinz Co.	23,784
342	Hershey (The) Co.	12,360
229	Hormel Foods Corp.	7,165
153	J.M. Smucker (The) Co.	6,028
509	Kellogg Co.	21,434
4,544	Kraft Foods, Inc., Class A	106,330
210	McCormick & Co., Inc.	6,185
88	Ralcorp Holdings, Inc.*	5,030
3,670	Sara Lee Corp.	30,534
2	Seaboard Corp.	1,870
2,188	Smithfield Foods, Inc.*	18,904
3,309	Tyson Foods, Inc., Class A	34,877
		426,671
	Hand/Machine Tools—1.1%
434	Black & Decker (The) Corp.	17,490
218	Snap-On, Inc.	7,395
327	Stanley Works (The)	12,436
		37,321
	Home Builders—6.0%
9,625	Beazer Homes USA, Inc.*	24,255
1,884	Centex Corp.	20,611

See Notes to Financial Statements.

35

Schedule of Investments (Continued)

PowerShares FTSE RAFI Consumer Goods Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
2,225	D.R. Horton, Inc.	$29,037
6,101	Hovnanian Enterprises, Inc., Class A*	16,900
941	KB Home	17,004
1,970	Lennar Corp., Class A	19,188
196	M.D.C. Holdings, Inc.	6,699
32	NVR, Inc.*	16,172
1,617	Pulte Homes, Inc.	18,612
323	Ryland Group, Inc.	6,689
4,581	Standard-Pacific Corp.*	8,566
291	Thor Industries, Inc.	6,690
571	Toll Brothers, Inc.*	11,568
		201,991
	Home Furnishings—1.8%
2,570	Furniture Brands International, Inc.	8,121
507	Harman International Industries, Inc.	9,222
997	Whirlpool Corp.	45,025
		62,368
	Household Products/Wares—2.3%
73	Church & Dwight Co., Inc.	3,972
238	Clorox (The) Co.	13,340
588	Jarden Corp.*	11,819
887	Kimberly-Clark Corp.	43,586
180	Scotts Miracle-Gro (The) Co., Class A	6,079
		78,796
	Housewares—0.6%
2,004	Newell Rubbermaid, Inc.	20,942
	Leisure Time—1.5%
2,357	Brunswick Corp.	14,095
1,635	Harley-Davidson, Inc.	36,231
		50,326
	Machinery - Diversified—0.2%
330	Briggs & Stratton Corp.	4,910
	Miscellaneous Manufacturing—0.9%
5,332	Eastman Kodak Co.	16,262
871	Leggett & Platt, Inc.	12,508
		28,770
	Office Furnishings—0.3%
378	HNI Corp.	5,859
1,073	Steelcase, Inc., Class A	4,861
		10,720
	Pharmaceuticals—0.2%
227	NBTY, Inc.*	5,882
	Retail—0.4%
2,555	Liz Claiborne, Inc.	12,111

Number of Shares		Value
	Common Stocks (Continued)
	Software—0.5%
273	Activision Blizzard, Inc.*	$2,940
690	Electronic Arts, Inc.*	14,042
		16,982
	Textiles—1.1%
757	Mohawk Industries, Inc.*	35,814
	Toys/Games/Hobbies—0.7%
296	Hasbro, Inc.	7,891
1,168	Mattel, Inc.	17,474
		25,365
	Total Common Stocks (Cost $4,520,619)	3,396,594
	Money Market Fund—2.3%
76,035	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $76,035)	76,035
	Total Investments (Cost $4,596,654)—102.6%	3,472,629
	Liabilities in excess of other assets—(2.6%)	(87,306)
	Net Assets—100.0%	$3,385,323

*  Non-income producing security.

See Notes to Financial Statements.

36

Schedule of Investments

PowerShares FTSE RAFI Consumer Services Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Advertising—1.9%
2,416	Clear Channel Outdoor Holdings, Inc., Class A*	$9,277
2,439	Interpublic Group of Cos., Inc.*	15,268
1,213	Lamar Advertising Co., Class A*	20,500
788	Omnicom Group, Inc.	24,799
		69,844
	Airlines—3.2%
170	Alaska Air Group, Inc.*	2,853
5,711	AMR Corp.*	27,184
1,415	Continental Airlines, Inc., Class B*	14,886
4,868	Delta Air Lines, Inc.*	30,035
748	JetBlue Airways Corp.*	3,688
365	SkyWest, Inc.	4,395
2,390	Southwest Airlines Co.	16,682
3,732	UAL Corp.*	18,361
867	US Airways Group, Inc.*	3,286
		121,370
	Apparel—0.3%
200	Polo Ralph Lauren Corp.	10,768
	Commercial Services—5.1%
84	Apollo Group, Inc., Class A*	5,288
45,290	Avis Budget Group, Inc.*	94,655
154	Career Education Corp.*	3,394
484	H&R Block, Inc.	7,328
7,307	Hertz Global Holdings, Inc.*	49,688
59	Interactive Data Corp.	1,326
1,260	Live Nation, Inc.*	4,927
396	Rent-A-Center, Inc.*	7,623
1,298	Service Corp International	5,880
903	Ticketmaster Entertainment, Inc.*	4,750
2,027	TravelCenters of America LLC*	4,966
7	Washington Post (The) Co., Class B	2,930
		192,755
	Distribution/Wholesale—0.1%
195	Core-Mark Holding Co., Inc.*	3,738
	Entertainment—1.1%
124	Cinemark Holdings, Inc.	1,104
953	International Game Technology	11,770
239	Penn National Gaming, Inc.*	8,131
1,143	Regal Entertainment Group, Class A	14,927
1,259	Warner Music Group Corp.*	6,773
		42,705
	Food—5.5%
1,373	Great Atlantic & Pacific Tea Co., Inc.*	10,078
2,680	Kroger (The) Co.	57,941
96	Nash Finch Co.	2,812
135	Ruddick Corp.	3,464

Number of Shares		Value
	Common Stocks (Continued)
2,074	Safeway, Inc.	$40,962
1,851	SUPERVALU, Inc.	30,264
1,645	Sysco Corp.	38,378
702	Whole Foods Market, Inc.	14,552
746	Winn-Dixie Stores, Inc.*	8,549
		207,000
	Internet—2.8%
185	Amazon.com, Inc.*	14,896
1,931	eBay, Inc.*	31,804
1,374	Expedia, Inc.*	18,700
7,377	Liberty Media Corp. - Interactive, Series A*	39,098
		104,498
	Leisure Time—1.9%
1,979	Carnival Corp.	53,196
1,140	Royal Caribbean Cruises Ltd.	16,792
		69,988
	Lodging—3.0%
813	Boyd Gaming Corp.	7,471
1,658	Las Vegas Sands Corp.*	12,966
878	Marriott International, Inc., Class A	20,686
2,796	MGM MIRAGE*	23,430
972	Starwood Hotels & Resorts Worldwide, Inc.	20,276
2,267	Wyndham Worldwide Corp.	26,479
57	Wynn Resorts Ltd.*	2,236
		113,544
	Media—22.6%
5,219	Belo Corp., Class A	8,872
372	Cablevision Systems Corp., Class A	6,384
11,966	CBS Corp., Class B	84,241
358	Central European Media Enterprises Ltd., Class A (Bermuda)*	5,875
6,071	Comcast Corp., Class A	93,857
2,389	Comcast Corp., Special Class A	35,071
1,038	DIRECTV Group (The), Inc.*	25,670
208	Discovery Communications, Inc., Class A*	3,950
218	Discovery Communications, Inc., Class C*	3,819
1,415	DISH Network Corp., Class A*	18,749
4,584	E.W. Scripps Co., Class A	9,030
11,263	Emmis Communications Corp., Class A*	3,942
7,794	Gannett Co., Inc.	30,475
649	Hearst-Argyle Television, Inc.	2,921
889	Liberty Global, Inc., Series A*	14,660
861	Liberty Global, Inc., Series C*	14,086
3,179	Liberty Media Corp. Capital, Series A*	37,194
6,188	McClatchy Co., Class A	3,280
752	McGraw-Hill (The) Cos., Inc.	22,673
183	Meredith Corp.	4,590
1,267	New York Times (The) Co., Class A	6,816
8,290	News Corp., Class A	68,475
2,050	News Corp., Class B	18,696

See Notes to Financial Statements.

37

Schedule of Investments (Continued)

PowerShares FTSE RAFI Consumer Services Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
256	Scholastic Corp.	$5,051
219	Scripps Networks Interactive, Inc., Class A	6,009
1,257	Time Warner Cable, Inc.	40,513
5,967	Time Warner, Inc.	130,259
1,862	Viacom, Inc., Class B*	35,825
4,893	Walt Disney (The) Co.	107,156
		848,139
	Pharmaceuticals—4.6%
1,258	AmerisourceBergen Corp.	42,319
1,996	Cardinal Health, Inc.	67,445
1,501	McKesson Corp.	55,537
315	Omnicare, Inc.	8,099
		173,400
	Retail—47.7%
285	Abercrombie & Fitch Co., Class A	7,712
72	Advance Auto Parts, Inc.	3,150
395	American Eagle Outfitters, Inc.	5,854
580	AnnTaylor Stores Corp.*	4,286
1,636	Asbury Automotive Group, Inc.	15,820
1,307	AutoNation, Inc.*	23,147
54	AutoZone, Inc.*	8,985
246	Barnes & Noble, Inc.	6,426
558	Bed Bath & Beyond, Inc.*	16,974
1,141	Best Buy Co., Inc.	43,792
339	Big Lots, Inc.*	9,370
285	BJ's Wholesale Club, Inc.*	9,502
8,346	Blockbuster, Inc., Class A*	6,677
7,151	Borders Group, Inc.*	19,522
475	Brinker International, Inc.	8,417
188	Burger King Holdings, Inc.	3,072
282	Cabela's, Inc.*	3,612
837	CarMax, Inc.*	10,680
168	Casey's General Stores, Inc.	4,470
5,586	Charming Shoppes, Inc.*	19,495
743	Chico's FAS, Inc.*	5,677
377	Collective Brands, Inc.*	5,474
1,282	Costco Wholesale Corp.	62,305
2,609	CVS Caremark Corp.	82,914
288	Darden Restaurants, Inc.	10,647
250	Dick's Sporting Goods, Inc.*	4,750
2,387	Dillard's, Inc., Class A	18,404
153	Dollar Tree, Inc.*	6,478
592	Domino's Pizza, Inc.*	5,588
278	Family Dollar Stores, Inc.	9,227
935	Foot Locker, Inc.	11,117
250	GameStop Corp., Class A*	7,540
1,655	Gap (The), Inc.	25,719
451	Group 1 Automotive, Inc.	9,606
5,317	Home Depot, Inc.	139,942
1,653	HSN, Inc.*	11,422
1,627	J. C. Penney Co., Inc.	49,933

Number of Shares		Value
	Common Stocks (Continued)
185	Jack in the Box, Inc.*	$4,549
744	Kohl's Corp.*	33,740
2,202	Limited Brands, Inc.	25,147
3,844	Lowe's Cos., Inc.	82,646
4,326	Macy's, Inc.	59,180
1,051	McDonald's Corp.	56,008
771	Nordstrom, Inc.	17,448
17,779	Office Depot, Inc.*	46,048
2,628	OfficeMax, Inc.	19,579
162	O'Reilly Automotive, Inc.*	6,294
301	Pantry (The), Inc.*	7,110
782	Penske Automotive Group, Inc.	10,362
244	PetSmart, Inc.	5,583
794	RadioShack Corp.	11,180
267	Regis Corp.	5,110
196	Ross Stores, Inc.	7,436
4,293	Saks, Inc.*	22,367
1,042	Sears Holdings Corp.*	65,094
4,609	Sonic Automotive, Inc., Class A	23,782
1,416	Staples, Inc.	29,198
1,581	Starbucks Corp.*	22,861
2,479	Target Corp.	102,283
286	Tiffany & Co.	8,277
141	Tim Hortons, Inc. (Canada)	3,425
825	TJX Cos., Inc.	23,075
110	Tractor Supply Co.*	4,442
2,334	Walgreen Co.	73,358
5,562	Wal-Mart Stores, Inc.	280,324
615	Williams-Sonoma, Inc.	8,610
582	Yum! Brands, Inc.	19,410
2,612	Zale Corp.*	9,717
		1,791,349
	Software—0.1%
46	Dun & Bradstreet (The) Corp.	3,744
	Trucking & Leasing—0.1%
113	AMERCO, Inc.*	3,667
	Total Common Stocks (Cost $4,295,709)	3,756,509
	Money Market Fund—1.5%
56,664	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $56,664)	56,664
	Total Investments (Cost $4,352,373)—101.5%	3,813,173
	Liabilities in excess of other assets—(1.5%)	(58,165)
	Net Assets—100.0%	$3,755,008

*  Non-income producing security.

See Notes to Financial Statements.

38

Schedule of Investments

PowerShares FTSE RAFI Energy Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.8%
	Electric - Integrated—0.5%
1,857	OGE Energy Corp.	$47,743
	Gas - Distribution—0.5%
583	Energen Corp.	21,058
1,825	Southern Union Co.	29,036
		50,094
	Oil - Field Services—11.9%
3,552	Baker Hughes, Inc.	126,380
5,056	BJ Services Co.	70,228
2,277	Exterran Holdings, Inc.*	47,020
10,121	Halliburton Co.	204,647
7,596	Helix Energy Solutions Group, Inc.*	69,048
6,956	Key Energy Services, Inc.*	30,537
521	Oil States International, Inc.*	9,847
7,155	Schlumberger Ltd.	350,523
314	SEACOR Holdings, Inc.*	20,636
3,052	Smith International, Inc.	78,894
921	Superior Energy Services, Inc.*	17,692
5,582	Weatherford International, Ltd. (Switzerland)*	92,829
		1,118,281
	Oil & Gas Drilling—5.3%
390	Diamond Offshore Drilling, Inc.	28,240
1,408	ENSCO International, Inc.	39,818
1,006	Helmerich & Payne, Inc.	31,005
12,693	Hercules Offshore, Inc.*	40,618
6,826	Nabors Industries, Ltd. (Bermuda)*	103,823
2,325	Noble Corp. (Switzerland)	63,542
3,205	Patterson-UTI Energy, Inc.	40,736
7,210	Pioneer Drilling Co.*	36,050
2,403	Pride International, Inc.*	54,548
2,016	Rowan Cos., Inc.	31,470
980	Unit Corp.*	26,744
		496,594
	Oil Companies - Exploration & Production—20.3%
5,475	Anadarko Petroleum Corp.	235,754
3,176	Apache Corp.	231,403
7,958	Chesapeake Energy Corp.	156,852
1,519	Cimarex Energy Co.	40,861
151	CNX Gas Corp.*	3,888
273	Continental Resources, Inc.*	6,375
1,538	Denbury Resources, Inc.*	25,039
5,711	Devon Energy Corp.	296,116
1,598	EOG Resources, Inc.	101,441
2,271	Forest Oil Corp.*	36,336
1,230	Linn Energy LLC - C Units	20,344
2,190	Mariner Energy, Inc.*	24,922
2,729	Newfield Exploration Co.*	85,090
1,181	Noble Energy, Inc.	67,022
4,281	Occidental Petroleum Corp.	240,978

Number of Shares		Value
	Common Stocks (Continued)
1,229	PetroHawk Energy Corp.*	$29,004
2,425	Pioneer Natural Resources Co.	56,066
1,898	Plains Exploration & Production Co.*	35,815
438	Range Resources Corp.	17,507
1,787	Sandridge Energy, Inc.*	14,582
718	Southwestern Energy Co.*	25,747
4,514	Stone Energy Corp.*	19,455
857	W&T Offshore, Inc.	7,953
773	Whiting Petroleum Corp.*	25,323
2,989	XTO Energy, Inc.	103,599
		1,907,472
	Oil Companies - Integrated—49.8%
19,993	Chevron Corp.	1,321,537
22,812	ConocoPhillips	935,292
25,356	Exxon Mobil Corp.	1,690,485
3,026	Hess Corp.	165,795
15,446	Marathon Oil Corp.	458,746
2,073	Murphy Oil Corp.	98,903
		4,670,758
	Oil Field Machinery & Equipment—2.1%
1,735	Cameron International Corp.*	44,381
3,687	Complete Production Services, Inc.*	24,629
955	FMC Technologies, Inc.*	32,690
3,007	National Oilwell Varco, Inc.*	91,052
		192,752
	Oil Refining & Marketing—6.7%
495	Alon USA Energy, Inc.	6,287
1,351	CVR Energy, Inc.*	9,943
677	Delek US Holdings, Inc.	6,953
1,351	Frontier Oil Corp.	17,171
568	Holly Corp.	11,905
3,964	Sunoco, Inc.	105,086
5,372	Tesoro Corp.	81,923
19,003	Valero Energy Corp.	377,019
654	Western Refining, Inc.*	8,234
		624,521
	Pipelines—2.4%
11,893	El Paso Corp.	82,062
9,821	Williams (The) Cos., Inc.	138,476
		220,538
	Transport - Marine—0.3%
565	Tidewater, Inc.	24,436
	Total Common Stocks (Cost $11,243,416)	9,353,189

See Notes to Financial Statements.

39

Schedule of Investments (Continued)

PowerShares FTSE RAFI Energy Sector Portfolio

April 30, 2009

Number of Shares		Value
	Money Market Fund—1.3%
120,326	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $120,326)	$120,326
	Total Investments (Cost $11,363,742)—101.1%	9,473,515
	Liabilities in excess of other assets—(1.1%)	(103,038)
	Net Assets—100.0%	$9,370,477

*  Non-income producing security.

See Notes to Financial Statements.

40

Schedule of Investments

PowerShares FTSE RAFI Financials Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—100.2%
	Commercial Banks - Central U.S.—0.5%
494	Associated Banc-Corp	$7,642
72	BOK Financial Corp.	2,712
217	Commerce Bancshares, Inc.	7,183
413	FirstMerit Corp.	8,016
3,456	Marshall & Ilsley Corp.	19,976
686	TCF Financial Corp.	9,542
		55,071
	Commercial Banks - Eastern U.S.—0.8%
6,998	CapitalSource, Inc.	21,624
1,256	Fulton Financial Corp.	8,302
772	M&T Bank Corp.	40,492
619	Susquehanna Bancshares, Inc.	4,989
569	Valley National Bancorp	8,233
1,838	Webster Financial Corp.	9,613
		93,253
	Commercial Banks - Southern U.S.—2.2%
313	BancorpSouth, Inc.	7,277
4,687	BB&T Corp.	109,396
12,765	Colonial BancGroup (The), Inc.	9,701
1,240	First Horizon National Corp.	14,272
5,357	Popular, Inc.	15,321
17,309	Regions Financial Corp.	77,717
5,084	Synovus Financial Corp.	16,421
		250,105
	Commercial Banks - Western U.S.—0.3%
180	Bank of Hawaii Corp.	6,325
243	City National Corp.	8,894
2,272	Zions Bancorp	24,833
		40,052
	Commercial Services - Finance—1.0%
319	Equifax, Inc.	9,302
81	MasterCard, Inc., Class A	14,859
414	Moody's Corp.	12,221
322	SEI Investments Co.	4,518
914	Visa, Inc., Class A Shares	59,374
1,087	Western Union (The) Co.	18,207
		118,481
	Decision Support Software—0.1%
656	MSCI, Inc., Class A*	13,769
	Diversified Banking Institutions—36.9%
181,265	Bank of America Corp.	1,618,696
408,439	Citigroup, Inc.	1,245,739
2,538	Goldman Sachs Group, (The) Inc.	326,133
24,079	JPMorgan Chase & Co.	794,607
9,296	Morgan Stanley	219,757
		4,204,932

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Fiduciary Banks—1.8%
3,967	Bank of New York Mellon (The) Corp.	$101,080
473	Northern Trust Corp.	25,712
1,842	State Street Corp.	62,867
717	Wilmington Trust Corp.	10,404
		200,063
	Finance - Auto Loans—0.2%
1,853	AmeriCredit Corp.*	18,845
	Finance - Commercial—0.2%
10,156	CIT Group, Inc.	22,546
	Finance - Consumer Loans—0.3%
6,064	SLM Corp.*	29,289
47	Student Loan (The) Corp.	2,264
		31,553
	Finance - Credit Card—2.4%
9,114	American Express Co.	229,856
1,582	CompuCredit Corp.*	5,062
5,278	Discover Financial Services	42,910
		277,828
	Finance - Investment Banker—1.3%
2,024	Charles Schwab (The) Corp.	37,404
14,707	E*TRADE Financial Corp.*	21,031
696	Interactive Brokers Group, Inc., Class A*	10,266
2,413	MF Global Ltd.*	14,719
617	Raymond James Financial, Inc.	9,681
3,367	TD Ameritrade Holding Corp.*	53,568
		146,669
	Finance - Other Services—0.6%
140	CME Group, Inc.	30,989
367	NASDAQ OMX (The) Group, Inc.*	7,057
1,436	NYSE Euronext	33,273
		71,319
	Financial Guarantee Insurance—0.4%
5,014	MBIA, Inc.*	23,717
2,370	MGIC Investment Corp.	6,067
14,703	PMI Group (The), Inc.	9,263
3,162	Radian Group, Inc.	5,470
		44,517
	Forestry—0.2%
578	Plum Creek Timber Co., Inc. REIT	19,953
	Insurance Brokers—1.0%
764	Aon Corp.	32,241
403	Arthur J. Gallagher & Co.	9,059
82	Erie Indemnity Co., Class A	2,896

See Notes to Financial Statements.

41

Schedule of Investments (Continued)

PowerShares FTSE RAFI Financials Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,516	Marsh & McLennan Cos., Inc.	$53,063
496	Willis Group Holdings Ltd.	13,645
		110,904
	Investment Companies—1.0%
15,026	Allied Capital Corp.	36,964
17,343	American Capital Ltd.	53,590
1,813	Apollo Investment Corp.	8,702
6,922	KKR Financial Holdings, LLC	9,345
		108,601
	Investment Management/ Advisory Services—5.5%
178	Affiliated Managers Group, Inc.*	10,119
564	Ameriprise Financial, Inc.	14,861
296	Federated Investors, Inc., Class B	6,772
549	Franklin Resources, Inc.	33,204
32,581	Invesco Ltd.(-)	479,592
1,233	Janus Capital Group, Inc.	12,367
1,609	Legg Mason, Inc.	32,293
2,147	Och-Ziff Capital Management Group LLC, Class A	15,974
647	T. Rowe Price Group, Inc.	24,922
		630,104
	Life/Health Insurance—4.8%
2,692	Aflac, Inc.	77,772
16,129	Conseco, Inc.*	25,806
4,884	Lincoln National Corp.	54,896
16,314	Phoenix (The) Cos., Inc.	25,450
4,206	Principal Financial Group, Inc.	68,726
2,922	Protective Life Corp.	25,042
6,388	Prudential Financial, Inc.	184,485
413	StanCorp Financial Group, Inc.	11,329
756	Torchmark Corp.	22,173
2,942	Unum Group	48,072
		543,751
	Multi-line Insurance—10.8%
5,767	Allstate (The) Corp.	134,544
449	American Financial Group, Inc.	7,893
214,650	American International Group, Inc.	296,216
103	American National Insurance Co.	6,991
970	Assurant, Inc.	23,707
1,178	Cincinnati Financial Corp.	28,213
346	CNA Financial Corp.	4,142
41,254	Genworth Financial, Inc., Class A	97,359
17,014	Hartford Financial Services Group (The), Inc.	195,151
3,149	Loews Corp.	78,379
7,219	MetLife, Inc.	214,764
1,755	Old Republic International Corp.	16,444

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
947	Unitrin, Inc.	$16,099
11,062	XL Capital Ltd., Class A	105,200
		1,225,102
	Paper & Related Products—0.2%
228	Potlatch Corp. REIT	6,705
286	Rayonier, Inc. REIT	11,046
		17,751
	Property/Casualty Insurance—3.6%
25	Alleghany Corp.*	6,342
216	Arch Capital Group Ltd.*	12,480
1,091	Baldwin & Lyons, Inc., Class B	21,875
1,004	Chubb (The) Corp.	39,106
2,128	Fidelity National Financial, Inc., Class A	38,581
791	First American (The) Corp.	22,211
231	Hanover Insurance Group (The), Inc.	6,925
380	HCC Insurance Holdings, Inc.	9,090
43	Markel Corp.*	12,341
188	Mercury General Corp.	6,351
876	OneBeacon Insurance Group Ltd., Class A	10,179
3,389	Progressive (The) Corp.*	51,784
3,515	Travelers (The) Cos., Inc.	144,606
769	W.R. Berkley Corp.	18,387
5	Wesco Financial Corp.	1,495
69	White Mountains Insurance Group Ltd.	13,201
		414,954
	Real Estate Management/Services—0.3%
4,111	C.B. Richard Ellis Group, Inc., Class A*	30,833
252	Jones Lang LaSalle, Inc.	8,132
		38,965
	Reinsurance—5.0%
299	Allied World Assurance Holdings Ltd. (Bermuda)	11,105
423	Aspen Insurance Holdings Ltd. (Bermuda)	9,974
700	Axis Capital Holdings Ltd. (Bermuda)	17,248
141	Berkshire Hathaway, Inc., Class B*	432,165
394	Endurance Specialty Holdings Ltd. (Bermuda)	10,307
275	Everest Re Group Ltd.	20,526
237	IPC Holdings Ltd.	6,171
613	Montpelier Re Holdings Ltd. (Bermuda)	7,638
76	Odyssey Re Holdings Corp.	2,910
254	PartnerRe Ltd.	17,320
209	Platinum Underwriters Holdings Ltd. (Bermuda)	6,013
209	Reinsurance Group of America, Inc.	6,644
222	RenaissanceRe Holdings Ltd. (Bermuda)	10,803
152	Transatlantic Holdings, Inc.	5,765
192	Validus Holdings Ltd.	4,301
		568,890

See Notes to Financial Statements.

42

Schedule of Investments (Continued)

PowerShares FTSE RAFI Financials Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	REITS - Apartments—0.9%
2,562	Apartment Investment & Management Co., Class A	$18,703
308	AvalonBay Communities, Inc.	17,497
261	BRE Properties, Inc.	6,413
400	Camden Property Trust	10,852
1,547	Equity Residential	35,411
934	UDR, Inc.	9,405
		98,281
	REITS - Diversified—0.9%
2,195	Colonial Properties Trust	15,892
699	Cousins Properties, Inc.	5,907
1,904	Duke Realty Corp.	18,602
607	Liberty Property Trust	14,774
855	Vornado Realty Trust	41,801
		96,976
	REITS - Health Care—0.5%
837	HCP, Inc.	18,372
299	Health Care REIT, Inc.	10,187
429	Healthcare Realty Trust, Inc.	7,203
316	Nationwide Health Properties, Inc.	7,802
433	Senior Housing Properties Trust	7,097
394	Ventas, Inc.	11,284
		61,945
	REITS - Hotels—0.5%
982	Hospitality Properties Trust	12,020
6,100	Host Hotels & Resorts, Inc.	46,909
		58,929
	REITS - Mortgage—0.5%
1,142	Annaly Capital Management, Inc.	16,068
9,253	iStar Financial, Inc.	31,183
372	Redwood Trust, Inc.	6,052
		53,303
	REITS - Office Property—0.9%
144	Alexandria Real Estate Equities, Inc.	5,253
754	Boston Properties, Inc.	37,263
1,517	Brandywine Realty Trust	9,390
551	Douglas Emmett, Inc.	5,273
273	Highwoods Properties, Inc.	6,549
2,944	HRPT Properties Trust	12,689
534	Mack-Cali Realty Corp.	14,343
915	SL Green Realty Corp.	16,159
		106,919
	REITS - Regional Malls—0.7%
2,511	CBL & Associates Properties, Inc.	19,937
757	Macerich (The) Co.	13,270
972	Simon Property Group, Inc.	50,156
		83,363

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	REITS - Shopping Centers—0.8%
4,789	Developers Diversified Realty Corp.	$19,779
241	Equity One, Inc.	3,586
156	Federal Realty Investment Trust	8,611
2,486	Kimco Realty Corp.	29,882
297	Regency Centers Corp.	11,123
845	Weingarten Realty Investors	13,131
		86,112
	REITS - Single Tenant—0.1%
348	Realty Income Corp.	7,771
	REITS - Storage—0.2%
280	Public Storage	18,721
	REITS - Warehouse/Industry—0.9%
1,063	AMB Property Corp.	20,293
1,665	DCT Industrial Trust, Inc.	7,359
2,501	First Industrial Realty Trust, Inc.	9,429
6,791	ProLogis	61,866
		98,947
	S&L/Thrifts-Eastern US—0.5%
977	Astoria Financial Corp.	8,070
1,544	Hudson City Bancorp, Inc.	19,393
1,925	New York Community Bancorp, Inc.	21,772
736	People's United Financial, Inc.	11,496
		60,731
	S&L/Thrifts-Southern US—0.0%
9,271	Guaranty Financial Group, Inc.*	5,470
	S&L/Thrifts-Western US—0.1%
516	Washington Federal, Inc.	6,698
	Super - Regional Banks - U.S.—11.3%
6,816	Capital One Financial Corp.	114,100
1,847	Comerica, Inc.	38,750
27,394	Fifth Third Bancorp	112,315
14,949	Huntington Bancshares, Inc.	41,708
6,081	KeyCorp	37,398
2,245	PNC Financial Services Group, Inc.	89,127
6,571	SunTrust Banks, Inc.	94,885
10,895	U.S. Bancorp	198,507
27,978	Wells Fargo & Co.	559,839
		1,286,629
	Total Common Stocks and Other Equity Interests (Cost $22,599,375)	11,398,773

See Notes to Financial Statements.

43

Schedule of Investments (Continued)

PowerShares FTSE RAFI Financials Sector Portfolio

April 30, 2009

Number of Shares		Value
	Money Market Fund—0.2%
22,621	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $22,621)	$22,621
	Total Investments (Cost $22,621,996)—100.4%	11,421,394
	Liabilities in excess of other assets—(0.4%)	(39,464)
	Net Assets—100.0%	$11,381,930

REIT Real Estate Investment Trust

*  Non-income producing security.

(-)  Affiliated company. The Fund's Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.

See Notes to Financial Statements.

44

Schedule of Investments

PowerShares FTSE RAFI Health Care Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.9%
	Biotechnology—6.5%
7,753	Amgen, Inc.*	$375,789
1,595	Biogen Idec, Inc.*	77,102
247	Bio-Rad Laboratories, Inc., Class A*	17,213
1,003	Charles River Laboratories International, Inc.*	27,733
1,418	Genzyme Corp.*	75,622
2,069	Gilead Sciences, Inc.*	94,760
947	Life Technologies Corp.*	35,323
364	Millipore Corp.*	21,512
		725,054
	Commercial Services—0.1%
762	Pharmaceutical Product Development, Inc.	14,943
	Distribution/Wholesale—0.2%
799	Owens & Minor, Inc.	27,709
	Electronics—1.5%
4,060	Thermo Fisher Scientific, Inc.*	142,425
606	Waters Corp.*	26,767
		169,192
	Healthcare - Products—24.6%
1,870	Alcon, Inc. (Switzerland)	172,059
3,333	Baxter International, Inc.	161,651
670	Beckman Coulter, Inc.	35,215
1,658	Becton Dickinson & Co.	100,276
27,430	Boston Scientific Corp.*	230,686
280	C.R. Bard, Inc.	20,056
4,694	Covidien Ltd.	154,808
1,055	DENTSPLY International, Inc.	30,194
1,213	Henry Schein, Inc.*	49,782
2,771	Hill-Rom Holdings, Inc.	35,968
3,816	Hologic, Inc.*	56,706
1,766	Hospira, Inc.*	58,048
1,034	Inverness Medical Innovations*	33,388
19,542	Johnson & Johnson	1,023,218
807	Kinetic Concepts, Inc.*	19,981
8,088	Medtronic, Inc.	258,816
1,604	Patterson Cos., Inc.*	32,818
2,013	St. Jude Medical, Inc.*	67,476
1,976	Stryker Corp.	76,491
814	Varian Medical Systems, Inc.*	27,163
2,768	Zimmer Holdings, Inc.*	121,764
		2,766,564
	Healthcare - Services—24.7%
7,327	Aetna, Inc.	161,267
928	AMERIGROUP Corp.*	27,719
3,868	Brookdale Senior Living, Inc.	39,879
8,615	CIGNA Corp.	169,802
2,996	Community Health Systems, Inc.*	68,429
604	Covance, Inc.*	23,725
6,868	Coventry Health Care, Inc.*	109,270

Number of Shares		Value
	Common Stocks (Continued)
1,038	DaVita, Inc.*	$48,132
37,279	Health Management Associates, Inc., Class A*	174,093
6,259	Health Net, Inc.*	90,380
5,650	Humana, Inc.*	162,607
1,621	Kindred Healthcare, Inc.*	21,105
932	Laboratory Corp. of America Holdings*	59,788
1,344	LifePoint Hospitals, Inc.*	34,742
1,189	Lincare Holdings, Inc.*	28,691
640	Magellan Health Services, Inc.*	18,918
1,221	Quest Diagnostics, Inc.	62,674
35,031	Sunrise Senior Living, Inc.*	89,329
56,779	Tenet Healthcare Corp.*	127,753
24,110	UnitedHealth Group, Inc.	567,067
941	Universal Health Services, Inc., Class B	47,426
14,824	WellPoint, Inc.*	633,875
		2,766,671
	Insurance—0.2%
2,108	Universal American Corp.*	21,776
	Pharmaceuticals—42.1%
8,682	Abbott Laboratories	363,342
1,197	Allergan, Inc.	55,852
21,846	Bristol-Myers Squibb Co.	419,443
380	Cephalon, Inc.*	24,932
12,235	Eli Lilly & Co.	402,776
1,062	Endo Pharmaceuticals Holdings, Inc.*	17,565
2,050	Express Scripts, Inc.*	131,139
3,236	Forest Laboratories, Inc.*	70,189
6,184	King Pharmaceuticals, Inc.*	48,730
6,719	Medco Health Solutions, Inc.*	292,612
29,209	Merck & Co., Inc.	708,027
2,065	Mylan, Inc.*	27,361
117,755	Pfizer, Inc.	1,573,208
7,961	Schering-Plough Corp.	183,262
828	Warner Chilcott Ltd., Class A*	8,106
1,226	Watson Pharmaceuticals, Inc.*	37,932
8,378	Wyeth	355,227
		4,719,703
	Total Common Stocks (Cost $14,255,665)	11,211,612
	Money Market Fund—0.7%
71,752	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $71,752)	71,752
	Total Investments (Cost $14,327,417)—100.6%	11,283,364
	Liabilities in excess of other assets—(0.6%)	(63,758)
	Net Assets—100.0%	$11,219,606

*  Non-income producing security.

See Notes to Financial Statements.

45

Schedule of Investments

PowerShares FTSE RAFI Industrials Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.7%
	Aerospace/Defense—13.3%
142	Alliant Techsystems, Inc.*	$11,310
762	BE Aerospace, Inc.*	8,222
4,041	Boeing (The) Co.	161,842
14,865	GenCorp, Inc.*	35,676
1,683	General Dynamics Corp.	86,961
563	Goodrich Corp.	24,930
506	L-3 Communications Holdings, Inc.	38,532
1,465	Lockheed Martin Corp.	115,046
257	Moog Inc., Class A*	6,882
2,712	Northrop Grumman Corp.	131,125
1,574	Raytheon Co.	71,192
476	Rockwell Collins, Inc.	18,255
1,057	Spirit Aerosystems Holdings, Inc., Class A*	13,477
3,712	United Technologies Corp.	181,293
		904,743
	Auto Manufacturers—1.7%
597	Navistar International Corp.*	22,567
1,764	Oshkosh Truck Corp.	16,934
2,205	PACCAR, Inc.	78,145
		117,646
	Auto Parts & Equipment—0.7%
6,003	China Yuchai International Ltd. (Bermuda)	47,304
	Building Materials—2.8%
435	Armstrong World Industries, Inc.*	7,908
295	Lennox International, Inc.	9,408
6,469	Louisiana-Pacific Corp.	26,329
106	Martin Marietta Materials, Inc.	8,907
8,168	Masco Corp.	72,368
2,045	Owens Corning, Inc.*	36,606
2,165	USG Corp.*	32,172
		193,698
	Chemicals—0.4%
408	Sherwin-Williams (The) Co.	23,109
	Commercial Services—5.9%
213	Alliance Data Systems Corp.*	8,918
1,352	Automatic Data Processing, Inc.	47,589
1,509	Convergys Corp.*	15,256
691	Corrections Corp. of America*	9,764
829	Deluxe Corp.	12,021
307	Hewitt Associates, Inc., Class A*	9,628
655	Iron Mountain, Inc.*	18,661
1,091	Kelly Services, Inc., Class A	12,394
397	Lender Processing Services, Inc.	11,378
991	Manpower, Inc.	42,702
1,129	MPS Group, Inc.*	9,077
782	Paychex, Inc.	21,122
1,978	PHH Corp.*	33,191
529	Quanta Services Inc.*	12,024

Number of Shares		Value
	Common Stocks (Continued)
3,888	R.R. Donnelley & Sons Co.	$45,295
675	Robert Half International, Inc.	16,214
538	RSC Holdings, Inc.*	3,847
955	Total System Services, Inc.	11,909
4,418	United Rentals, Inc.*	26,773
2,618	Volt Information Sciences, Inc.*	18,797
777	Wright Express Corp.*	17,778
		404,338
	Computers—1.1%
1,730	Accenture Ltd.	50,914
444	Affiliated Computer Services, Inc.*	21,481
		72,395
	Distribution/Wholesale—1.2%
3,993	BlueLinx Holdings, Inc.*	12,498
279	Fastenal Co.	10,702
437	United Stationers, Inc.*	14,303
271	W.W. Grainger, Inc.	22,732
723	WESCO International, Inc.*	18,798
		79,033
	Electric—0.3%
1,050	MDU Resources Group, Inc.	18,449
	Electrical Components & Equipment—2.4%
241	AMETEK, Inc.	7,763
4,692	China BAK Battery, Inc.*	9,994
3,180	Emerson Electric Co.	108,247
485	General Cable Corp.*	13,163
344	Hubbell, Inc., Class B	11,421
473	Molex, Inc.	7,885
384	Molex, Inc., Class A	5,871
		164,344
	Electronics—5.4%
1,431	Agilent Technologies, Inc.*	26,130
333	Amphenol Corp., Class A	11,269
1,862	Arrow Electronics, Inc.*	42,342
2,028	Avnet, Inc.*	44,393
313	AVX Corp.	3,133
788	Benchmark Electronics, Inc.*	9,558
5,063	Jabil Circuit, Inc.	41,010
106	Mettler Toledo International, Inc.*	6,533
73,002	Sanmina-SCI Corp.*	40,881
312	Thomas & Betts Corp.*	9,709
5,589	Tyco Electronics Ltd.	97,473
5,788	Vishay Intertechnology, Inc.*	33,976
		366,407
	Energy - Alternate Sources—0.1%
342	Covanta Holding Corp.*	4,826

See Notes to Financial Statements.

46

Schedule of Investments (Continued)

PowerShares FTSE RAFI Industrials Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
	Engineering & Construction—2.5%
456	Aecom Technology Corp.*	$11,733
679	EMCOR Group, Inc.*	14,116
686	Fluor Corp.	25,979
539	Foster Wheeler AG*	11,605
159	Granite Construction, Inc.	6,273
589	Jacobs Engineering Group, Inc.*	22,406
1,715	KBR, Inc.	26,787
841	McDermott International, Inc.*	13,574
511	Shaw Group (The), Inc.*	17,134
522	URS Corp.*	22,999
		172,606
	Environmental Control—1.3%
1,112	Nalco Holding Co.	18,148
621	Republic Services, Inc.	13,041
2,105	Waste Management, Inc.	56,140
		87,329
	Forest Products & Paper—2.0%
2,475	MeadWestvaco Corp.	38,759
2,849	Weyerhaeuser Co.	100,455
		139,214
	Hand/Machine Tools—0.3%
517	Kennametal, Inc.	10,573
197	Lincoln Electric Holdings, Inc.	8,772
		19,345
	Household Products/Wares—0.8%
1,389	Fortune Brands, Inc.	54,602
	Machinery - Construction & Mining—3.1%
4,800	Caterpillar, Inc.	170,784
420	Joy Global, Inc.	10,710
2,197	Terex Corp.*	30,319
		211,813
	Machinery - Diversified—3.4%
916	AGCO Corp.*	22,259
1,194	Cummins, Inc.	40,596
2,457	Deere & Co.	101,376
169	Flowserve Corp.	11,475
321	Gardner Denver, Inc.*	8,545
2,132	Manitowoc (The) Co., Inc.	12,685
959	Rockwell Automation, Inc.	30,295
178	Roper Industries, Inc.	8,115
		235,346
	Metal Fabricate/Hardware—0.9%
414	Mueller Industries, Inc.	9,096
2,755	Mueller Water Products, Inc., Class A	11,543
317	Precision Castparts Corp.	23,731
1,114	Timken (The) Co.	17,913
		62,283

Number of Shares		Value
	Common Stocks (Continued)
	Mining—0.3%
457	Vulcan Materials Co.	$21,730
	Miscellaneous Manufacturing—33.0%
2,724	3M Co.	156,902
248	Acuity Brands, Inc.	7,128
316	Brink's (The) Co.	8,959
361	Carlisle Cos., Inc.	8,213
868	Cooper Industries Ltd., Class A	28,462
419	Crane Co.	9,675
586	Danaher Corp.	34,246
227	Donaldson Co., Inc.	7,489
1,008	Dover Corp.	31,026
1,159	Eaton Corp.	50,764
106,697	General Electric Co.	1,349,716
520	Harsco Corp.	14,326
3,475	Honeywell International, Inc.	108,455
2,058	Illinois Tool Works, Inc.	67,502
2,661	Ingersoll-Rand Co. Ltd., Class A	57,930
630	ITT Corp.	25,836
353	Pall Corp.	9,323
948	Parker Hannifin Corp.	42,992
510	Pentair, Inc.	13,586
308	SPX Corp.	14,220
168	Teleflex, Inc.	7,221
5,525	Textron, Inc.	59,283
1,154	Trinity Industries, Inc.	16,860
5,249	Tyco International, Ltd. (Switzerland)	124,716
		2,254,830
	Packaging & Containers—3.1%
391	Ball Corp.	14,749
636	Bemis Co., Inc.	15,289
815	Crown Holdings, Inc.*	17,971
2,363	Graphic Packaging Holding Co.*	4,064
262	Greif, Inc., Class A	11,861
1,167	Owens-Illinois, Inc.*	28,463
564	Packaging Corp. of America	8,951
681	Pactiv Corp.*	14,887
1,249	Sealed Air Corp.	23,806
98	Silgan Holdings, Inc.	4,556
636	Sonoco Products Co.	15,525
4,139	Temple-Inland, Inc.	49,419
		209,541
	Retail—0.3%
201	MSC Industrial Direct Co., Class A	8,211
365	World Fuel Services Corp.	13,917
		22,128
	Software—0.9%
504	Broadridge Financial Solutions, Inc.	9,752
1,106	Fidelity National Information Services, Inc.	19,742
563	Fiserv, Inc.*	21,012

See Notes to Financial Statements.

47

Schedule of Investments (Continued)

PowerShares FTSE RAFI Industrials Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
482	IMS Health, Inc.	$6,054
282	Metavante Technologies, Inc.*	6,652
		63,212
	Telecommunications—0.5%
334	Anixter International, Inc.*	13,287
727	CommScope, Inc.*	18,247
		31,534
	Textiles—0.1%
365	Cintas Corp.	9,366
	Transportation—11.6%
349	Alexander & Baldwin, Inc.	9,297
1,253	Burlington Northern Santa Fe Corp.	84,552
366	C.H. Robinson Worldwide, Inc.	19,457
609	Con-way, Inc.	15,091
1,974	CSX Corp.	58,411
358	Expeditors International of Washington, Inc.	12,426
2,132	FedEx Corp.	119,307
1,213	General Maritime Corp.	12,045
293	J.B. Hunt Transport Services, Inc.	8,239
468	Kansas City Southern*	7,137
1,768	Norfolk Southern Corp.	63,082
319	Overseas Shipholding Group, Inc.	9,158
803	Ryder System, Inc.	22,235
728	Ship Finance International Ltd. (Bermuda)	6,283
635	Teekay Corp. (Bahamas)	9,169
2,142	Union Pacific Corp.	105,258
3,761	United Parcel Service, Inc., Class B	196,851
460	Uti Worldwide, Inc.	6,192
325	Werner Enterprises, Inc.	5,314
8,475	YRC Worldwide, Inc.*	25,679
		795,183
	Trucking & Leasing—0.3%
1,604	Aircastle Ltd.	10,586
373	GATX Corp.	11,231
		21,817
	Total Common Stocks (Cost $9,074,565)	6,808,171
	Money Market Fund—0.7%
50,790	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $50,790)	50,790
	Total Investments (Cost $9,125,355)—100.4%	6,858,961
	Liabilities in excess of other assets—(0.4%)	(26,299)
	Net Assets—100.0%	$6,832,662

*  Non-income producing security.

See Notes to Financial Statements.

48

Schedule of Investments

PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.7%
	Applications Software—11.8%
770	Citrix Systems, Inc.*	$21,968
1,195	Intuit, Inc.*	27,640
65,383	Microsoft Corp.	1,324,660
		1,374,268
	Cellular Telecommunications—1.1%
1,524	iPCS, Inc.*	22,128
398	Leap Wireless International, Inc.*	14,356
1,008	MetroPCS Communications*	17,227
471	Millicom International Cellular S.A. (Luxembourg)	22,825
1,820	NII Holdings, Inc.*	29,411
768	United States Cellular Corp.*	26,112
		132,059
	Computer Aided Design—0.2%
947	Autodesk, Inc.*	18,883
	Computer Services—1.7%
274	CACI International, Inc., Class A*	10,837
711	Cognizant Technology Solutions Corp., Class A*	17,626
2,840	Computer Sciences Corp.*	104,966
485	DST Systems, Inc.*	17,542
5,724	Insight Enterprises, Inc.*	32,741
942	Perot Systems Corp., Class A*	13,245
		196,957
	Computers—16.9%
2,249	Apple, Inc.*	282,992
26,806	Dell, Inc.*	311,486
16,852	Hewlett-Packard Co.	606,335
6,034	International Business Machines Corp.	622,768
15,316	Sun Microsystems, Inc.*	140,295
		1,963,876
	Computers - Integrated Systems—0.8%
4,159	Brocade Communications Systems, Inc.*	24,039
713	Diebold, Inc.	18,845
3,748	NCR Corp.*	38,042
528	Teradata Corp.*	8,828
		89,754
	Computers - Memory Devices—3.6%
12,064	EMC Corp.*	151,163
1,427	NetApp, Inc.*	26,114
4,061	SanDisk Corp.*	63,839
14,602	Seagate Technology (Cayman Islands)	119,152
2,593	Western Digital Corp.*	60,987
		421,255
	Computers - Peripheral Equipment—0.3%
1,626	Lexmark International, Inc., Class A*	31,902

Number of Shares		Value
	Common Stocks (Continued)
	Consulting Services—0.4%
2,246	SAIC, Inc.*	$40,653
	Distribution/Wholesale—1.9%
2,009	Brightpoint, Inc.*	10,467
6,921	Ingram Micro, Inc., Class A*	100,493
3,985	Tech Data Corp.*	114,728
		225,688
	Diversified Operations—0.2%
1,236	Leucadia National Corp.	26,240
	E-Commerce/Services—0.6%
4,635	IAC/InterActiveCorp*	74,253
	Electronic Component - Semiconductors—10.3%
15,045	Advanced Micro Devices, Inc.*	54,312
789	Altera Corp.	12,869
7,221	Amkor Technology, Inc.*	31,123
1,829	Broadcom Corp., Class A*	42,415
2,780	Fairchild Semiconductor International, Inc.*	17,125
39,959	Intel Corp.	630,552
984	International Rectifier Corp.*	16,610
5,574	LSI Corp.*	21,404
1,166	MEMC Electronic Materials, Inc.*	18,889
957	Microchip Technology, Inc.	22,011
19,784	Micron Technology, Inc.*	96,546
1,379	National Semiconductor Corp.	17,058
3,085	NVIDIA Corp.*	35,416
8,586	Texas Instruments, Inc.	155,063
1,184	Xilinx, Inc.	24,201
		1,195,594
	Electronic Design Automation—0.4%
4,409	Cadence Design Systems, Inc.*	24,602
714	Synopsys, Inc.*	15,551
		40,153
	Electronic Forms—0.4%
1,863	Adobe Systems, Inc.*	50,953
	Enterprise Software/Services—3.0%
479	BMC Software, Inc.*	16,607
1,595	CA, Inc.	27,514
15,395	Oracle Corp.	297,739
465	SYNNEX Corp.*	10,011
		351,871
	Internet Content - Info/Network—0.2%
2,675	Infospace, Inc.*	17,735
	Internet Security—1.1%
516	McAfee, Inc.*	19,371
5,527	Symantec Corp.*	95,341

See Notes to Financial Statements.

49

Schedule of Investments (Continued)

PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
864	VeriSign, Inc.*	$17,781
		132,493
	Internet Telephony—0.1%
10,030	iBasis, Inc.*	10,532
	Medical Information Systems—0.2%
333	Cerner Corp.*	17,915
	Networking Products—4.9%
26,034	Cisco Systems, Inc.*	502,977
2,957	Juniper Networks, Inc.*	64,019
		566,996
	Office Automation & Equipment—1.4%
2,458	Pitney Bowes, Inc.	60,319
16,062	Xerox Corp.	98,139
		158,458
	Semiconductor Components - Integrated Circuits—0.8%
1,745	Analog Devices, Inc.	37,133
3,269	Atmel Corp.*	12,553
756	Linear Technology Corp.	16,466
2,402	Marvell Technology Group Ltd. (Bermuda)*	26,374
		92,526
	Semiconductor Equipment—1.9%
9,017	Applied Materials, Inc.	110,097
1,490	KLA-Tencor Corp.	41,333
1,053	Lam Research Corp.*	29,358
1,170	Novellus Systems, Inc.*	21,130
2,578	Teradyne, Inc.*	15,313
		217,231
	Software Tools—0.1%
599	VMware, Inc., Class A*	15,622
	Telecommunication Equipment—0.4%
658	Harris Corp.	20,122
4,432	Tellabs, Inc.*	23,223
		43,345
	Telecommunication Equipment Fiber Optics—1.2%
8,237	Corning, Inc.	120,424
3,955	JDS Uniphase Corp*	18,233
		138,657
	Telecommunication Services—1.4%
1,722	Embarq Corp.	62,956
5,574	RCN Corp.*	22,853
10,333	Virgin Media, Inc.	79,771
		165,580

Number of Shares		Value
	Common Stocks (Continued)
	Telephone - Integrated—25.3%
50,477	AT&T, Inc.	$1,293,222
1,257	CenturyTel, Inc.	34,128
7,056	Frontier Communications Corp.	50,168
29,416	Level 3 Communications, Inc.*	32,946
24,703	Qwest Communications International, Inc.	96,095
84,442	Sprint Nextel Corp.*	368,167
1,247	Telephone & Data Systems, Inc.	35,751
32,763	Verizon Communications, Inc.	994,029
4,303	Windstream Corp.	35,715
		2,940,221
	Transactional Software—0.2%
1,476	ACI Worldwide, Inc*	25,491
	Web Portals/ISP—2.2%
474	Google, Inc., Class A*	187,690
4,938	Yahoo!, Inc.*	70,564
		258,254
	Wireless Equipment—4.7%
894	American Tower Corp., Class A*	28,393
953	Crown Castle International Corp.*	23,368
53,551	Motorola, Inc.	296,137
4,585	QUALCOMM, Inc.	194,037
		541,935
	Total Common Stocks (Cost $13,321,544)	11,577,350
	Money Market Fund—0.7%
79,251	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $79,251)	79,251
	Total Investments (Cost $13,400,795)—100.4%	11,656,601
	Liabilities in excess of other assets—(0.4%)	(46,714)
	Net Assets—100.0%	$11,609,887

*  Non-income producing security.

See Notes to Financial Statements.

50

Schedule of Investments

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.8%
	Consumer Discretionary—21.9%
32,186	1-800-FLOWERS.COM, Inc., Class A*	$93,983
12,756	4Kids Entertainment, Inc.*	16,328
6,063	99 Cents Only Stores*	65,117
17,010	A.C. Moore Arts & Crafts, Inc.*	50,180
4,598	Aaron's, Inc.	154,309
3,275	Aeropostale, Inc.*	111,252
38,257	AH Belo Corp., Class A	72,688
30,590	American Greetings Corp., Class A	240,131
1,449	America's Car-Mart, Inc.*	23,503
3,487	Ameristar Casinos, Inc.	71,553
2,227	Arbitron, Inc.	46,366
9,576	Arctic Cat, Inc.	38,304
13,096	Audiovox Corp., Class A*	72,814
3,010	Bally Technologies, Inc.*	78,802
57,611	Bassett Furniture Industries, Inc.	130,201
4,289	Bebe Stores, Inc.	39,459
2,373	Benihana, Inc.*	12,814
7,016	Benihana, Inc., Class A*	36,694
6,906	Big 5 Sporting Goods Corp.	56,836
1,607	BJ's Restaurants, Inc.*	26,499
34,737	Bluegreen Corp.*	66,348
2,725	Blyth, Inc.	120,118
4,949	Bob Evans Farms, Inc.	120,013
51,503	Bon-Ton Stores (The), Inc.	151,934
9,341	Books-A-Million, Inc.	53,617
2,534	Brink's Home Security Holdings, Inc.*	67,354
18,790	Brookfield Homes Corp.	98,648
26,060	Brown Shoe Co., Inc.	167,566
1,126	Buckle (The), Inc.	42,079
458	Buffalo Wild Wings, Inc.*	17,880
8,200	Build-A-Bear Workshop, Inc.*	44,772
10,285	Cache, Inc.*	46,797
3,397	California Pizza Kitchen, Inc.*	53,367
10,121	Callaway Golf Co.	76,414
235	Capella Education Co.*	12,074
13,127	Carmike Cinemas, Inc.	53,558
6,847	Carriage Services, Inc.*	18,008
6,693	Carrols Restaurant Group, Inc.*	39,623
2,322	Carter's, Inc.*	49,644
88,546	Casual Male Retail Group, Inc.*	112,453
3,366	Cato (The) Corp., Class A	64,695
2,797	CEC Entertainment, Inc.*	85,197
212,923	Champion Enterprises, Inc.*	123,495
6,086	Charlotte Russe Holding, Inc.*	76,379
11,002	Cheesecake Factory (The), Inc.*	191,105
1,567	Cherokee, Inc.	28,629
2,566	Children's Place Retail Stores (The), Inc.*	72,977
512	Chipotle Mexican Grill, Inc., Class A*	41,518
616	Chipotle Mexican Grill, Inc., Class B*	40,354
1,850	Choice Hotels International, Inc.	55,371

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
8,255	Christopher & Banks Corp.	$45,898
349	Churchill Downs, Inc.	12,149
1,251	Citi Trends, Inc.*	30,725
10,007	CKE Restaurants, Inc.	95,767
4,559	CKX, Inc.*	24,573
1,674	Coinstar, Inc.*	59,578
23,389	Coldwater Creek, Inc.*	80,692
934	Columbia Sportswear Co.	28,692
2,868	Conn's, Inc.*	47,150
3,552	Corinthian Colleges, Inc.*	54,701
68,572	Cost Plus, Inc.*	128,915
18,190	Cox Radio, Inc., Class A*	87,312
2,400	CPI Corp.	24,480
4,590	Cracker Barrel Old Country Store, Inc.	149,680
10,744	CROCS, Inc.*	24,174
1,716	CSS Industries, Inc.	34,080
7,221	CTC Media, Inc.*	56,613
13,963	Cumulus Media, Inc., Class A*	17,174
812	Deckers Outdoor Corp.*	45,894
24,884	Denny's Corp.*	66,689
3,856	Destination Maternity Corp.*	51,748
1,406	DeVry, Inc.	59,839
5,734	DineEquity, Inc.	183,717
6,845	Dover Downs Gaming & Entertainment, Inc.	29,228
3,637	DreamWorks Animation SKG, Inc., Class A*	87,324
8,897	Dress Barn, Inc.*	134,701
5,032	Drew Industries, Inc.*	71,857
12,970	drugstore.com, Inc.*	20,104
8,140	DSW, Inc., Class A*	88,482
90,483	Eddie Bauer Holdings, Inc.*	29,706
1,459	Einstein Noah Restaurant Group, Inc.*	15,743
136,257	Entravision Communications Corp., Class A*	69,491
9,093	Ethan Allen Interiors, Inc.	122,301
14,443	Finish Line (The), Inc., Class A	122,766
1,571	Fisher Communications, Inc.	18,946
3,946	Fossil, Inc.*	79,551
6,599	Fred's, Inc., Class A	90,142
4,072	Gaiam, Inc., Class A*	23,699
5,965	Gander Mountain Co.*	23,264
12,756	Gaylord Entertainment Co.*	177,819
5,601	Genesco, Inc.*	127,591
12,211	Gentex Corp.	163,261
5,113	G-III Apparel Group Ltd.*	41,006
1,490	Global Sources Ltd. (Bermuda)*	6,631
8,593	Golfsmith International Holdings, Inc.*	9,109
119,196	Gray Television, Inc.	81,053
14,828	Great Wolf Resorts, Inc.*	54,715
2,376	Guess?, Inc.	61,871
1,919	Gymboree (The) Corp.*	66,014
10,074	Harte-Hanks, Inc.	83,211
9,065	Hastings Entertainment, Inc.*	32,634

See Notes to Financial Statements.

51

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
4,339	Haverty Furniture Cos., Inc.	$47,078
1,927,285	Hayes Lemmerz International, Inc.*	325,710
4,642	Helen of Troy Ltd.*	74,040
1,879	hhgregg, Inc.*	31,191
2,085	Hibbett Sports, Inc.*	43,472
3,820	Hillenbrand, Inc.	69,448
2,847	Hooker Furniture Corp.	33,367
5,163	Hot Topic, Inc.*	63,195
4,458	Iconix Brand Group, Inc.*	63,571
5,489	International Speedway Corp., Class A	129,980
14,543	Interval Leisure Group, Inc.*	116,489
13,886	Isle of Capri Casinos, Inc.*	149,136
658	ITT Educational Services, Inc.*	66,307
3,807	J.Crew Group, Inc.*	65,518
3,530	Jackson Hewitt Tax Service, Inc.	17,262
5,495	JAKKS Pacific, Inc.*	69,512
5,906	Jo-Ann Stores, Inc.*	108,198
3,061	John Wiley & Sons, Inc., Class A	103,768
1,743	Jos. A. Bank Clothiers, Inc.*	70,487
65,826	Journal Communications, Inc., Class A	102,030
4,995	Kenneth Cole Productions, Inc., Class A	34,565
4,446	Kirkland's, Inc.*	30,455
3,861	Knology, Inc.*	27,413
21,241	Krispy Kreme Doughnuts, Inc.*	83,690
3,990	K-Swiss, Inc., Class A	40,060
8,488	Landry's Restaurants, Inc.*	77,580
92,450	La-Z-Boy, Inc.	245,916
20,390	Leapfrog Enterprises, Inc.*	36,498
278,882	Lee Enterprises, Inc.	105,975
3,664	Life Time Fitness, Inc.*	68,737
9,780	Lifetime Brands, Inc.	27,482
115,984	Lin TV Corp., Class A*	185,574
510	Lincoln Educational Services Corp.*	8,461
39,718	Lithia Motors, Inc., Class A	115,977
5,508	LKQ Corp.*	93,526
37,959	LodgeNet Interactive Corp.*	154,114
16,284	Lodgian, Inc.*	41,850
4,396	Luby's, Inc.*	23,563
2,848	Lululemon Athletica, Inc.*	39,730
773	Lumber Liquidators, Inc.*	11,564
7,307	M/I Homes, Inc.	111,578
1,385	Maidenform Brands, Inc.*	17,659
4,172	Marcus Corp.	52,984
1,860	Marine Products Corp.	8,649
36,948	MarineMax, Inc.*	168,113
6,274	Martha Stewart Living Omnimedia, Inc., Class A*	22,712
1,615	Marvel Entertainment, Inc.*	48,192
1,542	Matthews International Corp., Class A	48,295
9,342	McCormick & Schmick's Seafood Restaurants, Inc.*	66,141

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
41,924	Media General, Inc., Class A	$109,002
14,471	Mediacom Communications Corp., Class A*	82,340
10,047	Men's Wearhouse (The), Inc.	187,276
11,665	Meritage Homes Corp.*	242,748
76,193	Modine Manufacturing Co.	291,056
1,790	Monarch Casino & Resort, Inc.*	18,294
1,081	Monro Muffler, Inc.	26,993
11,419	Morgans Hotel Group Co.*	48,988
417	Morningstar, Inc.*	16,542
7,902	Morton's Restaurant Group, Inc.*	36,665
6,828	Movado Group, Inc.	62,613
23,916	MTR Gaming Group, Inc.*	49,267
12,746	Multimedia Games, Inc.*	27,022
374	National Presto Industries, Inc.	26,651
49,817	Nautilus, Inc.*	49,817
2,342	Netflix, Inc.*	106,116
10,881	New Frontier Media, Inc.*	21,327
11,796	New York & Co., Inc.*	68,417
20,537	Nexstar Broadcasting Group, Inc., Class A*	16,019
2,232	NutriSystem, Inc.	30,668
21,320	O'Charleys, Inc.	148,600
14,835	Orbitz Worldwide, Inc.*	28,187
14,115	Orient-Express Hotels Ltd., Class A	91,324
5,583	Orleans Homebuilders, Inc.	11,724
1,625	Overstock.com, Inc.*	21,905
12,525	Oxford Industries, Inc.	121,994
2,844	P.F. Chang's China Bistro, Inc.*	85,832
66,361	Pacific Sunwear of California, Inc.*	268,761
10,722	Palm Harbor Homes, Inc.*	32,595
1,410	Panera Bread Co., Class A*	78,974
1,835	Papa John's International, Inc.*	48,701
782	Peet's Coffee & Tea, Inc.*	21,333
29,008	PEP Boys-Manny, Moe & Jack	214,658
7,191	Perry Ellis International, Inc.*	52,710
6,849	Phillips-Van Heusen Corp.	198,826
346,174	Pier 1 Imports, Inc.*	647,344
12,471	Pinnacle Entertainment, Inc.*	155,638
13,972	Playboy Enterprises, Inc., Class B*	42,056
5,965	Polaris Industries, Inc.	199,529
5,616	Pool Corp.	100,302
573	Pre-Paid Legal Services, Inc.*	21,104
886	Priceline.com, Inc.*	86,022
141,730	Radio One, Inc., Class D*	63,779
10,212	RC2 Corp.*	115,498
6,510	Red Lion Hotels Corp.*	29,751
2,059	Red Robin Gourmet Burgers, Inc.*	50,548
44,170	Retail Ventures, Inc.*	114,842
3,568	Rex Stores Corp.*	42,459
14,414	RHI Entertainment, Inc.*	46,557
69,973	Ruby Tuesday, Inc.*	537,392
27,057	Russ Berrie & Co., Inc.*	51,679

See Notes to Financial Statements.

52

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
13,214	Ruth's Hospitality Group, Inc.*	$47,835
8,491	Saga Communications, Inc. Class A*	79,051
41,050	Salem Communications Corp., Class A*	25,862
11,273	Sally Beauty Holdings, Inc.*	83,420
6,701	Scientific Games Corp., Class A*	117,200
41,719	Sealy Corp.*	147,685
123,312	Select Comfort Corp.*	124,545
3,950	Shoe Carnival, Inc.*	46,057
5,975	Shuffle Master, Inc.*	22,765
953	Shutterfly, Inc.*	12,208
36,671	Sinclair Broadcast Group, Inc., Class A	40,705
12,390	Skechers U.S.A., Inc., Class A*	144,963
1,505	Skyline Corp.	31,199
5,827	Sonic Corp.*	63,631
11,003	Sotheby's	127,745
617,286	Source Interlink Cos., Inc.*	62,346
254,890	Spanish Broadcasting System, Inc., Class A*	45,880
8,356	Spartan Stores, Inc.	67,433
2,598	Speedway Motorsports, Inc.	38,970
9,552	Stage Stores, Inc.	117,012
16,798	Standard Motor Products, Inc.	67,192
2,096	Stanley Furniture Co., Inc.	21,505
5,422	Steak n Shake (The) Co.*	62,678
45,076	Stein Mart, Inc.*	196,982
1,202	Steiner Leisure Ltd.*	38,031
4,040	Steinway Musical Instruments*	54,257
1,902	Steven Madden Ltd.*	55,957
19,793	Stewart Enterprises, Inc., Class A	69,078
11,912	Stoneridge, Inc.*	27,517
198	Strayer Education, Inc.	37,503
5,975	Superior Industries International, Inc.	90,103
1,870	Syms Corp.*	10,584
3,062	Systemax, Inc.*	51,625
16,600	Talbots (The), Inc.	39,176
8,403	Tempur-Pedic International, Inc.	108,063
4,069	Texas Roadhouse, Inc., Class A*	46,305
7,405	Timberland (The) Co., Class A*	120,257
5,841	Town Sports International Holdings, Inc.*	20,151
101,168	Trans World Entertainment Corp.*	68,794
43,979	Tuesday Morning Corp.*	149,968
8,088	Tupperware Brands Corp.	202,443
43,389	Tween Brands, Inc.*	126,696
3,012	Ulta Salon Cosmetics & Fragrance, Inc.*	26,355
2,163	Under Armour, Inc., Class A*	50,917
80,526	Unifi, Inc.*	72,473
2,458	UniFirst Corp.	91,659
1,134	Universal Electronics, Inc.*	21,251
1,633	Universal Technical Institute, Inc.*	23,254
4,992	Urban Outfitters, Inc.*	97,294
2,118	Vail Resorts, Inc.*	61,846
60,366	Valassis Communications, Inc.*	312,091

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
91,829	ValueVision Media, Inc., Class A*	$65,199
1,862	Volcom, Inc.*	25,118
5,233	Warnaco Group, Inc.(The)*	150,920
2,300	Weight Watchers International, Inc.	57,224
14,115	Wendy's/Arby's Group, Inc., Class A	70,575
5,990	West Marine, Inc.*	34,443
10,536	Wet Seal (The), Inc., Class A*	40,142
809	Weyco Group, Inc.	22,207
11,014	Winnebago Industries, Inc.	97,033
2,361	WMS Industries, Inc.*	75,812
4,538	Wolverine World Wide, Inc.	94,527
6,123	World Wrestling Entertainment, Inc., Class A	65,516
1,912	Zumiez, Inc.*	23,059
		20,657,829
	Consumer Staples—2.7%
18,954	Alliance One International, Inc.*	71,078
4,736	Andersons (The), Inc.	76,108
231	Arden Group, Inc., Class A	27,027
10,186	B&G Foods, Inc., Class A	62,338
832	Boston Beer Co., Inc., Class A*	22,131
1,390	Cal-Maine Foods, Inc.	36,793
11,381	Central European Distribution Corp.*	254,935
3,791	Central Garden & Pet Co.*	36,469
8,902	Central Garden & Pet Co., Class A*	80,741
215	Chattem, Inc.*	11,806
1,069	Coca-Cola Bottling Co. Consolidated	55,716
7,274	Darling International, Inc.*	41,607
1,372	Diamond Foods, Inc.	35,933
11,605	Elizabeth Arden, Inc.*	100,499
565	Farmer Bros. Co.	11,159
4,654	Flowers Foods, Inc.	107,507
437	Green Mountain Coffee Roasters, Inc.*	31,599
5,225	Hain Celestial Group, Inc.*	87,205
1,197	Hansen Natural Corp.*	48,790
2,970	Herbalife Ltd. (Cayman Islands)	58,865
6,383	Imperial Sugar Co.	41,809
4,054	Ingles Markets, Inc., Class A	63,283
1,523	Inter Parfums, Inc.	11,818
858	J & J Snack Foods Corp.	33,256
1,682	Lancaster Colony Corp.	73,672
2,138	Lance, Inc.	49,516
4,350	Mannatech, Inc.	19,010
22,183	MGP Ingredients, Inc.*	37,267
1,231	National Beverage Corp.*	12,962
126,369	New Dragon Asia Corp.*	20,219
5,656	Nu Skin Enterprises, Inc., Class A	72,510
4,671	Prestige Brands Holdings, Inc.*	30,175
2,298	PriceSmart, Inc.	41,019
43,403	Reddy Ice Holdings, Inc.	97,657
1,382	Sanderson Farms, Inc.	55,142

See Notes to Financial Statements.

53

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
4,496	Spartan Stores, Inc.	$73,150
4,042	Susser Holdings Corp.*	58,407
558	Synutra International, Inc.*	4,710
2,096	Tootsie Roll Industries, Inc.	51,038
2,755	TreeHouse Foods, Inc.*	73,255
7,791	United Natural Foods, Inc.*	177,479
825	USANA Health Sciences, Inc.*	19,726
2,957	Vector Group Ltd.	39,860
1,118	Village Super Market, Inc., Class A	34,636
1,195	WD-40 Co.	32,337
1,661	Weis Markets, Inc.	61,440
		2,543,659
	Energy—5.6%
2,114	Adams Resources & Energy, Inc.	31,182
14,327	Allis-Chalmers Energy, Inc.*	27,651
5,104	Alpha Natural Resources, Inc.*	104,530
984	Approach Resources, Inc.*	6,986
888	Arena Resources, Inc.*	25,459
8,170	Atlas America, Inc.	127,125
4,195	Atlas Energy Resources LLC	74,419
12,405	ATP Oil & Gas Corp.*	88,820
4,909	Atwood Oceanics, Inc.*	109,569
10,547	Basic Energy Services, Inc.*	107,579
8,712	Berry Petroleum Co., Class A	143,574
1,850	Bill Barrett Corp.*	48,063
21,766	Brigham Exploration Co.*	50,932
4,151	Bristow Group, Inc.*	94,477
4,077	Bronco Drilling Co., Inc.*	22,383
5,187	Cabot Oil & Gas Corp.	156,596
5,027	Cal Dive International, Inc.*	39,814
30,497	Callon Petroleum Co.*	53,675
814	CARBO Ceramics, Inc.	24,998
2,483	Carrizo Oil & Gas, Inc.*	30,615
689	Clayton Williams Energy, Inc.*	20,691
3,272	Comstock Resources, Inc.*	112,753
2,393	Concho Resources, Inc.*	65,616
538	Contango Oil & Gas Co.*	20,385
6,286	Copano Energy LLC	98,313
522	Core Laboratories N.V. (Netherlands)	43,446
33,550	Crosstex Energy, Inc.	66,094
1,865	Dawson Geophysical Co.*	36,666
11,052	Delta Petroleum Corp.*	32,493
2,744	DHT Maritime, Inc.	11,552
5,198	Dresser-Rand Group, Inc.*	128,027
1,929	Dril-Quip, Inc.*	66,319
290,606	Edge Petroleum Corp.*	58,121
4,137	Encore Acquisition Co.*	120,759
8,331	EXCO Resources, Inc.*	98,139
7,560	GeoMet, Inc.*	7,106
21,954	Global Industries Ltd.*	142,042

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
841	Goodrich Petroleum Corp.*	$19,284
2,496	Gulf Island Fabrication, Inc.	32,298
2,657	Gulfmark Offshore, Inc.*	71,420
7,155	Gulfport Energy Corp.*	21,250
9,940	Harvest Natural Resources, Inc.*	50,694
4,037	Hornbeck Offshore Services, Inc.*	93,780
37,265	International Coal Group, Inc.*	74,157
42,555	ION Geophysical Corp.*	106,388
1,870	James River Coal Co.*	26,629
4,592	Knightsbridge Tankers Ltd. (Bermuda)	60,752
1,215	Lufkin Industries, Inc.	42,404
4,195	Matrix Service Co.*	40,188
13,784	McMoRan Exploration Co.*	75,674
222,021	Meridian Resource Corp.*	59,946
1,835	NATCO Group, Inc., Class A*	44,150
15,010	Newpark Resources, Inc.*	42,028
3,417	Nordic American Tanker Shipping Ltd. (Bermuda)	110,950
1,237	NuStar GP Holdings LLC	27,969
3,655	Oceaneering International, Inc.*	166,559
20,120	Oilsands Quest, Inc.*	15,090
56,048	Pacific Ethanol, Inc.*	20,738
18,062	Parallel Petroleum Corp.*	24,022
44,225	Parker Drilling Co.*	122,061
6,212	Patriot Coal Corp.*	39,136
5,535	Penn Virginia Corp.	77,877
3,398	Petroleum Development Corp*	55,082
11,616	PetroQuest Energy, Inc.*	34,964
4,816	PHI, Inc.*	54,517
5,053	Quicksilver Resources, Inc.*	41,081
17,386	Rosetta Resources, Inc.*	122,571
4,300	RPC, Inc.	46,010
7,403	St. Mary Land & Exploration Co.	132,292
7,725	StealthGas, Inc. (Greece)	38,934
3,292	Superior Well Services, Inc.*	35,224
15,135	Swift Energy Co.*	163,761
1,587	T-3 Energy Services, Inc.*	21,313
2,052	Teekay Tankers, Ltd. Class A (Marshall Islands)	24,747
22,462	TETRA Technologies, Inc.*	128,483
16,235	TOP Ships, Inc. (Greece)*	25,164
3,224	TriCo Marine Services, Inc.*	12,509
3,990	Tsakos Energy Navigation Ltd. (Bermuda)	62,483
3,165	Ultra Petroleum Corp.*	135,462
3,291	Union Drilling, Inc.*	19,713
3,539	VAALCO Energy, Inc.*	16,881
5,879	Venoco, Inc.*	25,691
2,822	Walter Energy. Inc.	64,342
29,099	Warren Resources, Inc.*	46,558
5,370	Willbros Group, Inc.*	61,540
		5,331,735

See Notes to Financial Statements.

54

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Financials—22.8%
1,681	1st Source Corp.	$33,015
3,073	Acadia Realty Trust REIT	44,559
63,714	Advance America Cash Advance Centers, Inc.	254,855
32,122	Advanta Corp., Class A	25,055
102,977	Advanta Corp., Class B	120,483
11,170	Affirmative Insurance Holdings, Inc.	36,973
1,503	Agree Realty Corp. REIT	23,988
44	Alexander's, Inc. REIT	9,596
193,835	AMBAC Financial Group, Inc.	176,390
21,751	AMCORE Financial, Inc.	31,974
2,046	American Campus Communities, Inc. REIT	44,357
16,328	American Equity Investment Life Holding Co.	91,927
511	American Physicians Capital, Inc.	21,288
2,020	American Safety Insurance Holdings, Ltd. (Bermuda)*	22,988
45,307	AmericanWest Bancorp*	36,246
1,721	Amerisafe, Inc.*	26,435
2,012	Amtrust Financial Services Inc.	18,370
64,271	Anchor Bancorp Wisconsin, Inc.	104,762
81,612	Anthracite Capital, Inc. REIT	32,645
6,994	Anworth Mortgage Asset Corp. REIT	44,971
75,546	Arbor Realty Trust, Inc. REIT	212,284
24,362	Ares Capital Corp.	143,005
2,247	Argo Group International Holdings Ltd.*	62,894
742	Arrow Financial Corp.	19,648
97,089	Ashford Hospitality Trust, Inc. REIT	293,208
11,287	Asset Acceptance Capital Corp.*	93,569
2,893	Associated Estates Realty Corp. REIT	16,056
15,206	Assured Guaranty Ltd. (Bermuda)	146,890
12,254	Asta Funding, Inc.	35,292
2,500	Avatar Holdings, Inc.*	46,450
253	BancFirst Corp.	10,803
8,373	Banco Latinoamericano de Exportaciones, S.A., Class E (Panama)	102,988
2,952	BancTrust Financial Group, Inc.	19,424
2,113	Bank Mutual Corp.	21,701
7,461	Bank of Granite Corp.	15,668
40,135	BankAtlantic Bancorp, Inc., Class A	93,113
2,135	BankFinancial Corp.	22,845
10,211	Banner Corp.	47,379
1,285	Beneficial Mutual Bancorp, Inc.*	12,927
1,211	Berkshire Hills Bancorp, Inc.	27,320
22,667	BGC Partners, Inc., Class A	58,708
10,265	BioMed Realty Trust, Inc. REIT	117,124
19,373	BlackRock Kelso Capital Corp.	112,945
8,522	Boston Private Financial Holdings, Inc.	39,286
6,369	Brookline Bancorp, Inc.	63,180
6,655	Brown & Brown, Inc.	129,506
4,109	BRT Realty Trust REIT	20,627
12,239	Calamos Asset Management, Inc., Class A	139,647

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,846	Capital City Bank Group, Inc.	$27,764
343	Capital Southwest Corp.	26,672
31,472	Capital Trust, Inc., Class A REIT	53,502
5,584	Capitol Bancorp Ltd.	20,437
677	Capitol Federal Financial	26,376
16,402	CapLease, Inc. REIT	48,714
5,322	Capstead Mortgage Corp. REIT	60,618
6,738	Cardtronics, Inc.*	16,508
2,486	Cash America International, Inc.	55,587
9,710	Cathay General Bancorp	108,946
8,625	Cedar Shopping Centers, Inc. REIT	30,964
13,423	Central Pacific Financial Corp.	78,659
2,753	Chemical Financial Corp.	58,777
149,515	Citizens Republic Bancorp, Inc.*	251,184
2,629	Citizens, Inc.*	18,955
18,857	City Bank	59,022
1,446	City Holding Co.	42,643
1,582	CNA Surety Corp.*	30,454
2,851	CoBiz Financial, Inc.	16,735
890	Cohen & Steers, Inc.	13,101
3,606	Columbia Banking System, Inc.	35,699
19,245	Community Bancorp*	43,301
3,121	Community Bank System, Inc.	51,340
1,331	Community Trust Bancorp, Inc.	40,276
4,159	Compass Diversified Holdings	37,181
3,017	Corporate Office Properties Trust REIT	92,200
511,017	Corus Bankshares, Inc.*	107,314
5,096	Cowen Group, Inc.*	29,404
5,286	Crawford & Co., Class B*	31,452
584	Credit Acceptance Corp.*	13,426
2,248	Cullen/Frost Bankers, Inc.	105,858
8,930	CVB Financial Corp.	53,669
10,538	Delphi Financial Group, Inc., Class A	181,991
29,863	DiamondRock Hospitality Co. REIT	193,811
2,146	Digital Realty Trust, Inc. REIT	77,277
3,545	Dime Community Bancshares, Inc.	29,565
6,182	Dollar Financial Corp.*	62,438
1,657	Donegal Group, Inc., Class A	24,258
14,782	East West Bancorp, Inc.	100,961
2,142	EastGroup Properties, Inc. REIT	71,993
6,328	Eaton Vance Corp.	173,197
8,351	Education Realty Trust, Inc. REIT	39,166
351	EMC Insurance Group, Inc.	7,954
5,646	Employers Holdings, Inc.	47,088
5,539	Encore Capital Group, Inc.*	48,411
747	Enstar Group Ltd. (Bermuda)*	53,291
6,653	Entertainment Properties Trust REIT	153,751
893	Equity Lifestyle Properties, Inc. REIT	35,425
1,949	Essex Property Trust, Inc. REIT	123,742
1,607	Evercore Partners, Inc., Class A	30,340
8,913	Extra Space Storage, Inc. REIT	63,371

See Notes to Financial Statements.

55

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,154	EZCORP, Inc., Class A*	$39,078
15,496	F.N.B. Corp.	116,530
1,400	Farmers Capital Bank Corp.	29,708
13,906	FBL Financial Group, Inc., Class A	79,960
11,369	FBR Capital Markets Corp.*	47,181
31,960	FCStone Group, Inc.*	98,756
5,607	Federal Agricultural Mortgage Corp., Class C	17,718
127,975	FelCor Lodging Trust, Inc. REIT	253,390
1,984	Financial Federal Corp.	48,826
4,057	Financial Institutions, Inc.	60,246
3,196	First Acceptance Corp.*	8,150
24,375	First BanCorp.	134,306
5,454	First Busey Corp.	42,705
1,866	First Cash Financial Services, Inc.*	30,677
815	First Citizens BancShares, Inc., Class A	97,531
9,319	First Commonwealth Financial Corp.	80,796
2,087	First Community Bancshares, Inc.	30,157
2,803	First Financial Bancorp	30,244
1,025	First Financial Bankshares, Inc.	50,512
359	First Financial Corp.	13,319
4,655	First Financial Holdings, Inc.	41,895
2,602	First Financial Northwest, Inc.	20,998
49,252	First Marblehead (The) Corp.*	94,564
3,617	First Merchants Corp.	43,983
1,539	First Mercury Financial Corp.*	20,346
12,160	First Midwest Bancorp, Inc.	107,738
4,625	First Niagara Financial Group, Inc.	62,623
12,188	First Place Financial Corp.	69,228
4,408	First Potomac Realty Trust REIT	43,154
21,157	First Regional Bancorp*	26,446
24,154	First State Bancorp	52,173
110,863	Flagstar Bancorp, Inc.*	160,751
4,322	Flushing Financial Corp.	39,806
21,610	Forest City Enterprises, Inc., Class A	182,172
5,131	Forestar Group, Inc.*	65,985
905	FPIC Insurance Group, Inc.*	27,639
8,480	Franklin Street Properties Corp. REIT	113,208
19,650	Frontier Financial Corp.	27,903
1,340	GAMCO Investors, Inc., Class A	67,201
2,023	Getty Realty Corp. REIT	39,691
12,796	GFI Group, Inc.	52,208
2,059	Glacier Bancorp, Inc.	31,544
3,782	Gladstone Capital Corp.	25,377
4,099	Gladstone Investment Corp.	14,920
48,052	Glimcher Realty Trust REIT	117,727
3,270	Greene Bankshares, Inc.	27,795
438	Greenhill & Co., Inc.	33,958
2,839	Greenlight Capital Re Ltd., Class A (Cayman Islands)*	43,948
91,267	Grubb & Ellis Co.	84,878

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
11,901	Guaranty Bancorp*	$26,420
2,520	Hallmark Financial Services, Inc.*	16,934
2,346	Hancock Holding Co.	88,843
21,190	Hanmi Financial Corp.	32,845
2,547	Harleysville Group, Inc.	73,659
5,557	Harleysville National Corp.	48,735
2,987	Hatteras Financial Corp. REIT	71,897
2,344	Heartland Financial USA, Inc.	34,644
6,853	Hercules Technology Growth Capital, Inc.	41,187
15,640	Hersha Hospitality Trust REIT	57,086
11,035	HFF, Inc. Class A*	29,795
2,979	Hilltop Holdings, Inc.*	33,752
738	Home BancShares, Inc.	16,273
4,088	Home Properties, Inc. REIT	148,967
9,424	Horace Mann Educators Corp.	82,743
1,133	IBERIABANK Corp.	51,755
2,708	Independence Holding Co.	14,000
19,934	Independent Bank Corp.	35,881
1,974	Independent Bank Corp.	39,401
1,899	Infinity Property & Casualty Corp.	66,921
9,084	Inland Real Estate Corp. REIT	79,758
31,228	Integra Bank Corp.	67,452
1,429	IntercontinentalExchange, Inc.*	125,180
7,947	International Bancshares Corp.	107,364
4,884	Intervest Bancshares Corp. Class A	19,194
4,414	Investment Technology Group, Inc.	100,551
3,805	Investors Bancorp, Inc.*	34,854
4,700	Investors Real Estate Trust REIT	43,475
7,934	Irwin Financial Corp.*	9,997
5,861	Jefferies Group, Inc.	114,700
738	Kansas City Life Insurance Co.	16,258
1,547	KBW, Inc.*	37,422
727	Kearny Financial Corp.	8,106
4,559	Kilroy Realty Corp. REIT	98,201
8,008	Kite Realty Group Trust REIT	28,028
6,421	Knight Capital Group, Inc., Class A*	99,461
14,083	Kohlberg Capital Corp.	50,135
7,566	LaBranche & Co., Inc.*	31,626
3,268	Lakeland Bancorp, Inc.	27,811
933	Lakeland Financial Corp	17,512
14,854	LaSalle Hotel Properties REIT	177,654
3,976	Lazard Ltd., Class A (Bermuda)	108,545
36,537	Lexington Realty Trust REIT	140,667
2,197	LTC Properties, Inc. REIT	39,568
8,876	Macatawa Bank Corp.	28,137
45,975	Maguire Properties, Inc. REIT*	50,113
5,929	Maiden Holdings Ltd. (Bermuda)	26,740
4,346	MainSource Financial Group, Inc.	37,636
4,482	Marlin Business Services Corp.*	14,298
938	Maui Land & Pineapple Co., Inc.*	5,956
6,967	Max Capital Group Ltd. (Bermuda)	115,304

See Notes to Financial Statements.

56

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,465	MB Financial, Inc.	$74,488
129,152	MCG Capital Corp.	227,308
5,129	Meadowbrook Insurance Group, Inc.	30,518
2,921	Medallion Financial Corp.	21,528
16,768	Medical Properties Trust, Inc. REIT	89,541
14,385	MFA Financial, Inc. REIT	84,728
2,526	Mid-America Apartment Communities, Inc. REIT	93,437
13,844	Midwest Banc Holdings, Inc.	22,427
4,348	Mission West Properties, Inc. REIT	29,610
2,986	Monmouth Real Estate Investment Corp. Class A	18,274
3,501	MVC Capital, Inc.	29,969
7,492	Nara Bancorp, Inc.	27,795
531	NASB Financial, Inc.	11,714
31,104	National Financial Partners Corp.	219,594
2,754	National Health Investors, Inc. REIT	73,862
378	National Interstate Corp.	6,105
4,783	National Penn Bancshares, Inc.	38,694
7,630	National Retail Properties, Inc. REIT	135,356
847	Navigators Group, Inc.*	38,437
2,731	NBT Bancorp, Inc.	64,670
10,206	Nelnet, Inc., Class A*	61,542
7,528	NewAlliance Bancshares, Inc.	97,186
359,012	Newcastle Investment Corp. REIT	222,587
18,710	NewStar Financial, Inc.*	42,472
3,397	NGP Capital Resources Co.	23,847
2,012	Northfield Bancorp, Inc.	22,736
26,518	NorthStar Realty Finance Corp. REIT	84,062
1,151	Northwest Bancorp, Inc.	20,235
1,244	NYMAGIC, Inc.	14,667
1,347	OceanFirst Financial Corp.	16,366
6,198	Ocwen Financial Corp.*	68,922
5,242	Old National Bancorp	71,448
3,109	Old Second Bancorp, Inc.	16,789
4,411	Omega Healthcare Investors, Inc. REIT	69,341
6,477	One Liberty Properties, Inc. REIT	26,426
2,847	optionsXpress Holdings, Inc.	46,862
18,369	Oriental Financial Group, Inc.	170,648
692	Oritani Financial Corp.*	9,819
13,110	Pacific Capital Bancorp	90,983
3,915	PacWest Bancorp	57,042
1,717	Park National Corp.	114,953
4,323	Parkway Properties, Inc. REIT	59,960
11,048	Patriot Capital Funding, Inc.	24,968
33,888	Pennsylvania REIT	262,631
3,922	Penson Worldwide, Inc.*	39,769
2,203	Peoples Bancorp, Inc.	36,504
1,036	Pico Holdings, Inc.*	31,080
1,831	Pinnacle Financial Partners, Inc.*	32,665
3,632	Piper Jaffray Cos.*	125,921

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,441	PMA Capital Corp., Class A*	$20,404
1,387	Portfolio Recovery Associates, Inc.*	48,503
11,049	Post Properties, Inc. REIT	140,985
6,297	Presidential Life Corp.	67,315
2,607	PrivateBancorp, Inc.	52,792
2,297	ProAssurance Corp.*	100,930
3,956	Prospect Capital Corp.	35,881
2,262	Prosperity Bancshares, Inc.	62,816
11,015	Provident Bankshares Corp.	96,822
7,609	Provident Financial Services, Inc.	81,188
3,313	Provident New York Bancorp	28,061
1,317	PS Business Parks, Inc. REIT	57,619
112,658	RAIT Financial Trust REIT	166,734
7,461	Ramco-Gershenson Properties Trust REIT	82,071
3,034	Renasant Corp.	42,779
1,446	Republic Bancorp, Inc., Class A	32,159
14,939	Resource Capital Corp. REIT	47,058
4,295	Rewards Network, Inc.*	16,020
717	Riskmetrics Group, Inc.*	12,469
1,493	RLI Corp.	71,709
2,828	Royal Bancshares of Pennsylvania, Class A*	6,618
2,145	S&T Bancorp, Inc.	38,331
757	S.Y. Bancorp, Inc.	19,092
1,882	Safety Insurance Group, Inc.	62,200
2,840	Sanders Morris Harris Group, Inc.	12,837
1,701	Sandy Spring Bancorp, Inc.	27,641
1,601	Santander BanCorp	10,727
803	Saul Centers, Inc. REIT	25,568
1,063	SCBT Financial Corp.	24,523
2,844	SeaBright Insurance Holdings, Inc.*	26,392
4,726	Seacoast Banking Corp. of Florida	19,944
6,945	Selective Insurance Group, Inc.	102,508
1,918	Signature Bank*	52,150
1,093	Simmons First National Corp., Class A	28,341
63,442	South Financial Group (The), Inc.	105,314
2,250	Southwest Bancorp, Inc.	15,413
2,855	Sovran Self Storage, Inc. REIT	64,352
4,345	St. Joe (The) Co.*	108,104
5,246	State Auto Financial Corp.	85,143
2,027	StellarOne Corp.	26,087
2,686	Sterling Bancorp	30,728
8,119	Sterling Bancshares, Inc.	53,991
47,354	Sterling Financial Corp.	151,059
5,530	Stewart Information Services Corp.	125,033
1,254	Stifel Financial Corp.*	61,734
107,049	Strategic Hotels & Resorts, Inc. REIT	89,921
660	Suffolk Bancorp	16,896
5,278	Sun Bancorp, Inc.*	34,729
4,158	Sun Communities, Inc. REIT	60,915
45,151	Sunstone Hotel Investors, Inc. REIT	238,848
9,469	Superior Bancorp*	40,054

See Notes to Financial Statements.

57

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,283	SVB Financial Group*	$109,675
2,875	SWS Group, Inc.	36,771
1,660	Tanger Factory Outlet Centers, Inc. REIT	55,311
3,221	Taubman Centers, Inc. REIT	76,724
1,897	Taylor Capital Group, Inc.*	8,062
27	Teton Advisors, Inc.*	0
3,562	Texas Capital Bancshares, Inc.*	49,868
3,378	TFS Financial Corp.	39,624
8,792	Thomas Weisel Partners Group, Inc.*	39,740
6,881	TICC Capital Corp.	27,318
15,311	TierOne Corp.	32,459
452	Tompkins Financial Corp.	19,052
1,159	Tower Group, Inc.	31,513
1,538	TradeStation Group, Inc.*	12,473
5,310	Tree.com, Inc.*	34,090
79,960	Triad Guaranty, Inc.*	26,387
1,557	TriCo Bancshares	24,912
8,996	Trustco Bank Corp. NY	53,976
6,139	Trustmark Corp.	133,462
60,814	UCBH Holdings, Inc.	77,842
1,614	UMB Financial Corp.	73,873
4,691	Umpqua Holdings Corp.	44,987
1,890	Union Bankshares Corp.	32,300
19,743	United America Indemnity Ltd., Class A*	100,097
5,805	United Bankshares, Inc.	150,582
17,722	United Community Banks, Inc.	114,307
47,572	United Community Financial Corp.	98,474
2,754	United Fire & Casualty Co.	51,417
14,408	United PanAm Financial Corp.*	26,367
850	Universal Health Realty Income Trust REIT	27,217
1,091	Univest Corp. of Pennsylvania	22,769
150	Urstadt Biddle Properties, Inc. REIT	2,171
2,107	Urstadt Biddle Properties, Inc., Class A REIT	32,364
27,703	U-Store-It Trust REIT	95,021
4,835	Virginia Commerce Bancorp*	15,472
3,701	W.P. Carey & Co. LLC	78,683
5,251	Waddell & Reed Financial, Inc., Class A	117,675
4,681	Washington REIT	99,846
1,736	Washington Trust Bancorp, Inc.	31,682
2,736	Waterstone Financial, Inc.*	7,798
3,135	WesBanco, Inc.	62,355
3,053	West Bancorporation, Inc.	26,866
15,833	West Coast Bancorp	44,649
1,677	Westamerica Bancorp	89,938
2,568	Western Alliance Bancorp*	16,718
1,628	Westfield Financial, Inc.	15,206
7,582	Whitney Holding Corp.	90,681
3,356	Wilshire Bancorp, Inc.	13,558
2,328	Winthrop Realty Trust REIT	20,486
4,843	Wintrust Financial Corp.	82,331
2,739	World Acceptance Corp.*	81,294

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
892	WSFS Financial Corp.	$24,182
3,082	Zenith National Insurance Corp.	70,239
		21,534,080
	Health Care—6.1%
232	Abraxis Bioscience, Inc.*	11,252
17,870	Affymetrix, Inc.*	83,810
1,394	Air Methods Corp.*	37,011
2,478	Albany Molecular Research, Inc.*	24,185
3,152	Align Technology, Inc.*	39,116
1,735	Alkermes, Inc.*	13,273
2,564	Alliance Healthcare Services, Inc.*	20,179
1,539	Allscripts-Misys Healthcare Solutions, Inc.	19,114
1,388	Amedisys, Inc.*	46,554
1,804	America Service Group, Inc.*	25,671
1,333	American Dental Partners, Inc.*	9,258
2,884	American Medical Systems Holdings, Inc.*	35,675
7,932	AMN Healthcare Services, Inc.*	54,651
3,876	AmSurg Corp. Class A*	79,613
819	Analogic Corp.	29,812
1,851	Angiodynamics, Inc.*	23,452
16,959	Animal Health International, Inc.*	30,187
1,064	Assisted Living Concepts, Inc. Class A*	21,099
680	Bio-Reference Labs, Inc.*	17,456
26,081	BioScrip, Inc.*	82,938
2,878	Bruker Corp.*	18,937
35,495	Cambrex Corp.*	82,703
1,131	Cantel Medical Corp.*	15,981
2,580	Capital Senior Living Corp.*	10,191
4,719	Cardiac Science Corp.*	13,921
2,417	Catalyst Health Solutions, Inc.*	54,503
3,234	Celera Corp.*	26,163
1,722	Celgene Corp.*	73,564
5,121	Centene Corp.*	94,073
1,224	Chemed Corp.	51,812
4,494	CONMED Corp.*	59,860
4,408	Cooper (The) Cos., Inc.	126,729
765	Corvel Corp.*	17,213
6,458	Cross Country Healthcare, Inc.*	56,895
1,332	Cubist Pharmaceuticals, Inc.*	22,111
670	Dionex Corp.*	42,210
3,529	Eclipsys Corp.*	46,583
1,968	Edwards Lifesciences Corp.*	124,732
3,496	Emergency Medical Services Corp., Class A*	121,801
194	Emergent Biosolutions, Inc.*	2,078
4,862	Emeritus Corp.*	43,952
740	Ensign Group (The), Inc.	11,470
2,814	Enzon Pharmaceuticals, Inc.*	16,181
5,030	ev3, Inc.*	42,051
19,727	Five Star Quality Care, Inc.*	33,339
1,581	Gen-Probe, Inc.*	76,141

See Notes to Financial Statements.

58

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,214	Gentiva Health Services, Inc.*	$51,199
1,628	Greatbatch, Inc.*	34,253
1,001	Haemonetics Corp.*	51,682
2,346	Hanger Orthopedic Group, Inc.*	32,633
10,226	Healthsouth Corp.*	95,818
8,059	Healthspring, Inc.*	74,385
19,177	HealthTronics, Inc.*	27,998
5,504	Healthways, Inc.*	57,407
7,135	Hlth Corp.*	78,485
514	ICU Medical Inc*	19,326
2,214	IDEXX Laboratories, Inc.*	87,010
898	Illumina, Inc.*	33,540
1,494	Immucor, Inc.*	24,337
983	Integra LifeSciences Holdings Corp.*	25,381
1,158	Intuitive Surgical, Inc.*	166,438
4,452	Invacare Corp.	68,516
5,345	inVentiv Health, Inc.*	59,276
1,187	Kendle International, Inc.*	10,564
78,517	KV Pharmaceutical Co., Class A*	109,924
409	Landauer, Inc.	21,669
6,981	LCA-Vision, Inc.	40,141
645	LHC Group Inc*	14,719
2,482	Martek Biosciences Corp.	45,222
866	Masimo Corp.*	25,027
1,081	MedAssets, Inc.*	18,636
5,080	MedCath Corp.*	51,410
2,337	Medical Action Industries, Inc.*	22,669
1,094	Medicines (The) Co.*	10,918
4,057	Medicis Pharmaceutical Corp., Class A	65,196
3,408	Mednax, Inc.*	122,347
743	Meridian Bioscience, Inc.	12,913
1,672	Merit Medical Systems, Inc.*	25,933
1,873	Molina Healthcare, Inc.*	40,550
1,261	MWI Veterinary Supply, Inc.*	39,192
551	Myriad Genetics, Inc.*	21,373
661	National Healthcare Corp.	26,242
2,026	Odyssey HealthCare, Inc.*	20,989
2,688	Orthofix International N.V. (Netherlands)*	45,830
4,383	Par Pharmaceutical Cos., Inc.*	47,030
6,850	Parexel International Corp.*	67,884
2,443	PDI, Inc.*	7,842
5,566	PDL BioPharma Inc	39,797
6,825	PerkinElmer, Inc.	99,440
4,807	Perrigo Co.	124,597
3,634	PharMerica Corp.*	66,321
1,116	Phase Forward, Inc.*	15,914
5,326	Providence Service (The) Corp.*	52,301
5,682	PSS World Medical, Inc.*	82,503
3,679	Psychiatric Solutions, Inc.*	71,336
2,496	RehabCare Group, Inc.*	41,683
4,142	Res-Care, Inc.*	66,355

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
2,032	ResMed, Inc.*	$78,130
2,858	Salix Pharmaceuticals Ltd.*	31,438
4,952	Sepracor, Inc.*	70,368
1,658	Sirona Dental Systems, Inc.*	27,125
6,231	Skilled Healthcare Group, Inc., Class A*	54,397
814	SonoSite, Inc.*	14,685
3,730	STERIS Corp.	89,893
5,742	Sun Healthcare Group, Inc.*	48,635
840	SurModics, Inc.*	18,228
3,678	Symmetry Medical, Inc.*	26,702
1,030	Techne Corp.	58,937
1,320	Thoratec Corp.*	38,359
7,539	TomoTherapy, Inc.*	19,451
6,447	Triple-S Management Corp., Class B*	82,651
319	United Therapeutics Corp.*	20,036
4,047	Valeant Pharmaceuticals International*	67,828
3,289	Varian, Inc.*	108,603
4,161	VCA Antech, Inc.*	104,108
9,020	ViroPharma, Inc.*	50,783
5,772	WellCare Health Plans, Inc.*	86,638
2,008	West Pharmaceutical Services, Inc.	65,561
1,295	Wright Medical Group, Inc.*	17,806
1,955	Zoll Medical Corp.*	31,436
		5,763,449
	Industrials—17.0%
3,160	A.O. Smith Corp.	98,244
723	AAON, Inc.	14,084
5,667	AAR Corp.*	85,402
7,091	ABM Industries, Inc.	124,234
101,398	ACCO Brands Corp.*	211,921
2,933	Aceto Corp.	20,971
7,568	Actuant Corp., Class A	92,784
2,540	Administaff, Inc.	67,716
1,210	Advisory Board (The) Co.*	22,554
428	Aerovironment, Inc.*	10,126
344,484	Air Transport Services Group, Inc.*	223,810
23,329	AirTran Holdings, Inc.*	162,137
1,395	Alamo Group, Inc.	15,708
8,359	Albany International Corp., Class A	77,572
329	Allegiant Travel Co.*	17,121
5,383	Altra Holdings, Inc.*	29,445
4,556	American Commercial Lines, Inc.*	22,689
1,931	American Railcar Industries, Inc.	17,611
9,582	American Reprographics Co.*	61,804
276	American Science & Engineering, Inc.	16,632
1,906	American Woodmark Corp.	39,454
496	Ameron International Corp.	29,348
1,339	Ampco-Pittsburgh Corp.	32,618
320	Amrep Corp.*	5,949
3,960	Apogee Enterprises, Inc.	53,064

See Notes to Financial Statements.

59

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,539	Applied Industrial Technologies, Inc.	$124,628
1,242	Argon ST, Inc.*	25,324
23,343	Aries Maritime Transport Ltd. (Bermuda)	14,473
5,611	Arkansas Best Corp.	129,502
2,107	Astec Industries, Inc.*	64,938
3,703	ATC Technology Corp.*	58,841
5,665	Atlas Air Worldwide Holdings, Inc.*	150,406
601	Badger Meter, Inc.	23,415
6,817	Baldor Electric Co.	158,154
6,400	Barnes Group, Inc.	90,624
6,828	Beacon Roofing Supply, Inc.*	108,565
9,278	Belden CDT, Inc.	149,561
4,874	Blount International, Inc.*	31,194
25,350	Bowne & Co., Inc.	129,539
5,921	Brady Corp., Class A	124,755
5,144	Bucyrus International, Inc.	111,676
19,331	Builders FirstSource, Inc.*	63,986
4,288	CAI International, Inc.*	15,694
2,072	Cascade Corp.	50,080
14,633	Casella Waste Systems, Inc., Class A*	30,144
5,455	CBIZ, Inc.*	42,876
5,804	CDI Corp.	69,358
5,131	Celadon Group, Inc.*	35,096
22,186	Cenveo, Inc.*	104,718
3,695	Ceradyne, Inc.*	63,702
6,759	Chart Industries, Inc.*	93,477
16,982	China Technology Development Group Corp. (British Virgin Islands)*	39,568
1,182	CIRCOR International, Inc.	30,413
2,821	CLARCOR, Inc.	87,677
1,010	Clean Harbors, Inc.*	50,601
9,108	Coleman Cable, Inc.*	22,679
3,086	Colfax Corp.*	26,632
4,858	Columbus McKinnon Corp.*	62,960
4,079	Comfort Systems USA, Inc.	44,012
87,264	Commercial Vehicle Group, Inc.*	83,773
1,159	Compx International, Inc.	6,931
4,919	COMSYS IT Partners, Inc.*	25,972
4,582	Consolidated Graphics, Inc.*	88,982
2,345	Copa Holdings S.A., Class A (Panama)	71,874
2,596	Copart, Inc.*	81,488
1,842	Cornell Cos., Inc.*	33,488
3,114	Corporate Executive Board (The) Co.	53,810
856	CoStar Group, Inc.*	31,715
1,682	Courier Corp.	26,374
14,975	Covenant Transport, Inc., Class A*	30,849
1,373	CRA International, Inc.*	32,046
1,254	Cubic Corp.	36,002
3,378	Curtiss-Wright Corp.	107,995
7,647	Deswell Industries, Inc. (Hong Kong)	18,659

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
7,527	Diamond Management & Technology Consultants, Inc.	$21,076
4,799	Diana Shipping, Inc. (Greece)	75,344
16,719	DryShips, Inc. (Greece)	124,055
1,913	Ducommun, Inc.	33,133
1,009	DXP Enterprises, Inc.*	13,400
16,274	Dycom Industries, Inc.*	137,027
1,699	Dynamex, Inc.*	24,992
4,145	DynCorp International, Inc. Class A*	63,211
21,591	Eagle Bulk Shipping, Inc.	140,773
2,479	Encore Wire Corp.	54,141
1,618	Energy Conversion Devices, Inc.*	29,739
16,828	EnergySolutions, Inc.	163,231
9,278	EnerSys*	158,190
5,222	Ennis, Inc.	46,998
4,259	EnPro Industries, Inc.*	67,974
1,583	ESCO Technologies, Inc.*	65,821
4,242	Esterline Technologies Corp.*	111,777
14,737	Evergreen Solar, Inc.*	35,811
20,078	Excel Maritime Carriers Ltd. (Liberia)	142,755
710	Exponent, Inc.*	19,809
10,368	Federal Signal Corp.	80,559
5,832	First Advantage Corp., Class A*	83,631
313	First Solar, Inc.*	58,622
3,533	Force Protection, Inc.*	26,921
1,712	Forward Air Corp.	28,539
3,944	Franklin Covey Co.*	16,525
1,408	Franklin Electric Co., Inc.	33,356
29,828	FreeSeas, Inc. (Marshall Islands)	40,566
2,221	FreightCar America, Inc.	42,710
2,521	FTI Consulting, Inc.*	138,352
3,187	G&K Services, Inc., Class A	79,579
6,020	Genco Shipping & Trading Ltd.	114,982
2,313	Genesee & Wyoming, Inc., Class A*	69,390
5,109	Geo Group (The), Inc.*	84,963
985	GeoEye, Inc.*	24,517
7,413	Gibraltar Industries, Inc.*	49,667
1,066	Gorman-Rupp (The) Co.	22,706
4,591	Graco, Inc.	108,302
10,849	GrafTech International Ltd.*	95,363
9,395	Great Lakes Dredge & Dock Corp.	37,204
13,244	Greenbrier Cos., Inc.	112,706
9,759	Griffon Corp.*	84,611
4,672	H&E Equipment Services, Inc.*	35,180
6,050	Hardinge, Inc.	29,040
8,034	Hawaiian Holdings, Inc.*	40,090
1,843	Healthcare Services Group, Inc.	32,953
4,380	Heartland Express, Inc.	65,481
422	Heico Corp.	12,116
1,129	Heico Corp., Class A	28,169
1,922	Heidrick & Struggles International, Inc.	32,482

See Notes to Financial Statements.

60

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,803	Herley Industries, Inc.*	$18,643
7,992	Herman Miller, Inc.	118,841
14,416	Hexcel Corp.*	138,249
12,469	Horizon Lines, Inc., Class A	66,335
2,597	Houston Wire & Cable Co.	25,035
3,502	Hub Group, Inc., Class A*	80,546
41,354	Hudson Highland Group, Inc.*	67,821
1,314	Hurco Cos, Inc.*	20,144
500	Huron Consulting Group, Inc.*	23,975
402	ICF International, Inc.*	11,059
5,299	ICT Group, Inc.*	37,517
4,429	IDEX Corp.	111,832
1,431	IHS, Inc., Class A*	59,186
1,707	II-VI, Inc.*	40,917
3,302	Insituform Technologies, Inc., Class A*	50,620
3,820	Insteel Industries, Inc.	28,459
5,345	Integrated Electrical Services, Inc.*	51,365
22,470	Interface, Inc., Class A	130,101
6,039	Interline Brands, Inc.*	78,265
1,636	Intersections, Inc.*	5,382
5,457	John Bean Technologies Corp.	60,136
2,817	Kadant, Inc.*	34,762
4,314	Kaman Corp.	72,950
1,933	Kaydon Corp.	61,779
7,478	Kforce, Inc.*	81,585
3,437	KHD Humboldt Wedag International Ltd. (Canada)*	29,799
11,622	Kimball International, Inc., Class B	63,805
3,337	Kirby Corp.*	102,980
3,342	Knight Transportation, Inc.	59,087
9,123	Knoll, Inc.	64,591
6,043	Korn/Ferry International*	63,995
3,710	Ladish Co., Inc.*	28,085
2,987	Landstar System, Inc.	106,367
1,103	Lawson Products, Inc.	12,662
2,966	Layne Christensen Co.*	64,244
1,173	LB Foster Co., Class A*	38,416
9,968	LECG Corp.*	29,007
804	Lindsay Corp.	31,284
2,197	LS Starrett Co. Class A	22,497
6,386	LSI Industries, Inc.	35,825
8,161	Lydall, Inc.*	35,011
4,115	M&F Worldwide Corp.*	65,634
1,845	Marten Transport Ltd.*	38,265
3,880	MasTec, Inc.*	48,539
2,392	McGrath Rentcorp	50,567
1,093,076	Mesa Air Group, Inc.*	188,883
6,337	Metalico, Inc.*	14,575
867	Michael Baker Corp.*	29,131
1,224	Middleby (The) Corp.*	53,574
3,431	Miller Industries, Inc.*	27,448

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,055	Mine Safety Appliances Co.	$75,306
4,656	Mobile Mini, Inc.*	63,787
11,289	Monster Worldwide, Inc.*	155,788
4,942	NACCO Industries, Inc., Class A	189,031
3,906	Navigant Consulting, Inc.*	57,457
20,156	NCI Building Systems, Inc.*	79,616
16,843	NN, Inc.	22,064
2,413	Nordson Corp.	87,544
1,026	Northwest Pipe Co.*	38,916
4,382	Old Dominion Freight Line, Inc.*	123,353
8,856	On Assignment, Inc.*	31,173
4,107	Orbital Sciences Corp.*	63,494
1,763	Orion Marine Group, Inc.*	26,410
4,682	Otter Tail Corp.	103,847
2,205	P.A.M. Transportation Services, Inc.*	11,731
20,378	Pacer International, Inc.	86,403
10,127	Park-Ohio Holdings Corp.*	47,091
5,260	Perini Corp.*	90,998
10,168	PGT, Inc.*	21,861
2,704	Pike Electric Corp.*	28,068
25,646	Pinnacle Airlines Corp.*	53,344
8,465	Polypore International, Inc.*	63,826
672	Powell Industries, Inc.*	24,185
25,902	Power-One, Inc.*	31,341
267	Preformed Line Products Co.	9,906
8,050	Quality Distribution, Inc.*	16,020
3,806	Quanex Building Products Corp.	39,012
1,039	Raven Industries, Inc.	24,832
1,893	RBC Bearings, Inc.*	35,021
3,148	Regal-Beloit Corp.	127,903
9,352	Republic Airways Holdings, Inc.*	66,960
5,681	Resources Connection, Inc.*	111,064
2,074	Robbins & Myers, Inc.	39,302
1,772	Rollins, Inc.	31,896
5,538	Rush Enterprises, Inc., Class A*	72,880
2,435	Rush Enterprises, Inc., Class B*	27,077
5,935	Saia, Inc.*	77,511
4,889	Sauer-Danfoss, Inc.	20,289
2,059	Schawk, Inc.	14,804
5,212	School Specialty, Inc.*	97,829
3,561	Simpson Manufacturing Co., Inc.	79,268
75,748	Spherion Corp.*	271,934
604	Standard Parking Corp.*	9,205
7,358	Standard Register (The) Co.	38,409
3,319	Standex International Corp.	46,035
424	Stanley, Inc.*	10,931
1,880	Stericycle, Inc.*	88,510
1,146	Sterling Construction Co., Inc.*	21,510
387	SunPower Corp., Class A*	10,596
371	SunPower, Corp., Class B*	9,409
2,056	SYKES Enterprises, Inc.*	40,421

See Notes to Financial Statements.

61

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
11,521	Sypris Solutions, Inc.	$8,756
4,935	TAL International Group, Inc.	47,277
4,185	TBS International Ltd., Class A (Bermuda)*	33,187
1,494	Team, Inc.*	21,469
15,653	Tecumseh Products Co., Class A*	159,817
4,323	Teledyne Technologies, Inc.*	138,033
3,445	Tennant Co.	51,227
3,921	Tetra Tech, Inc.*	96,300
3,800	Textainer Group Holdings Ltd.	33,668
13,775	Thermadyne Holdings Corp.*	44,080
5,494	Titan International, Inc.	33,239
1,304	Titan Machinery, Inc.*	13,210
4,407	Toro (The) Co.	133,885
1,155	TransDigm Group, Inc.*	40,587
3,284	Tredegar Corp.	57,733
928	Trex Co., Inc.*	10,162
29,349	Trimas Corp.*	73,373
1,662	Triumph Group, Inc.	68,690
9,351	TrueBlue, Inc.*	90,798
3,406	Twin Disc, Inc.	23,229
9,570	Ultrapetrol Bahamas Ltd.*	35,600
3,259	Universal Forest Products, Inc.	109,372
2,307	Universal Truckload Services, Inc.	28,422
1,399	USA Truck, Inc.*	19,670
1,182	Valmont Industries, Inc.	75,388
4,385	Viad Corp.	83,666
2,822	Vicor Corp.	15,154
23,067	Wabash National Corp.	28,834
2,405	Wabtec Corp.	91,727
4,295	Waste Connections, Inc.*	110,725
6,292	Waste Services, Inc.*	33,977
2,421	Watsco, Inc.	103,982
1,920	Watson Wyatt Worldwide, Inc, Class A	101,856
4,813	Watts Water Technologies, Inc., Class A	107,137
5,881	WCA Waste Corp.*	12,056
1,828	Willis Lease Finance Corp.*	20,839
4,206	Woodward Governor Co.	83,952
29,294	Xerium Technologies, Inc.*	24,314
		16,011,097
	Information Technology—15.7%
29,260	3Com Corp.*	118,503
2,325	Actel Corp.*	28,760
11,995	Acxiom Corp.	115,752
13,118	Adaptec, Inc.*	37,517
37,207	ADC Telecommunications, Inc.*	273,843
4,065	ADTRAN, Inc.	85,975
4,267	Advanced Energy Industries, Inc.*	35,971
602	Advent Software, Inc.*	20,010
12,367	Agilysys, Inc.	74,573
1,599	Airvana, Inc.*	9,098

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,338	Akamai Technologies, Inc.*	$117,543
1,593	Amdocs Ltd. (Guernsey)*	33,341
2,607	Ansys, Inc.*	72,005
9,102	Applied Micro Circuits Corp.*	49,606
3,200	Ariba, Inc.*	30,752
13,525	Arris Group, Inc.*	144,311
1,847	Atheros Communications, Inc.*	31,805
2,910	ATMI, Inc.*	45,949
3,955	Avid Technology, Inc.*	43,782
5,966	Avocent Corp.*	86,149
127,640	Axcelis Technologies, Inc.*	59,991
517	Bankrate, Inc.*	12,925
2,106	Bel Fuse, Inc., Class B	34,075
2,764	Black Box Corp.	75,651
623	Blackbaud, Inc.	9,482
499	Blackboard, Inc.*	16,981
1,737	Blue Coat Systems, Inc.*	23,033
51,834	Borland Software Corp.*	39,394
12,281	Brooks Automation, Inc.*	76,388
2,138	Cabot Microelectronics Corp.*	61,596
26,687	CDC Corp., Class A (Hong Kong)*	31,491
8,364	Check Point Software Technologies*	101,623
253,691	ChipMOS TECHNOLOGIES Bermuda Ltd. (Taiwan, Republic of China)*	147,140
23,642	Ciber, Inc.*	76,364
11,649	Ciena Corp.*	139,206
5,237	Cirrus Logic, Inc.*	24,352
1,016	Cogent Inc*	11,521
3,356	Cognex Corp.	47,219
3,878	Coherent, Inc.*	73,682
2,480	Cohu, Inc.	24,205
13,275	Commtouch Software, Ltd. (Israel)*	22,700
19,220	Compuware Corp.*	143,765
1,266	Comtech Telecommunications Corp.*	42,373
1,558	Concur Technologies, Inc.*	42,175
40,802	Conexant Systems, Inc.*	55,083
1,832	CPI International, Inc.*	20,060
4,811	Cree, Inc.*	131,773
3,140	CSG Systems International, Inc.*	45,530
11,270	CTS Corp.	68,409
2,887	Cymer, Inc.*	82,020
15,934	Cypress Semiconductor Corp.*	126,357
3,161	Daktronics, Inc.	28,575
2,295	DealerTrack Holdings, Inc.*	34,838
2,824	Digi International, Inc.*	20,530
956	Digital River, Inc.*	36,730
3,514	Diodes, Inc.*	52,288
3,369	Dolby Laboratories, Inc., Class A*	135,198
5,619	DSP Group, Inc.*	35,344
2,087	Dynamics Research Corp.*	17,218
13,859	EarthLink, Inc.*	105,051

See Notes to Financial Statements.

62

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
5,683	EchoStar Corp.*	$89,905
2,314	Electro Rent Corp.	22,145
5,886	Electro Scientific Industries, Inc.*	50,620
3,336	Electronics for Imaging, Inc.*	32,760
1,198	Ems Technologies, Inc*	22,822
11,947	Emulex Corp.*	125,085
110,197	Entegris, Inc.*	163,091
10,897	Epicor Software Corp.*	60,151
1,562	EPIQ Systems, Inc.*	24,164
1,245	Equinix, Inc.*	87,436
6,569	Euronet Worldwide, Inc.*	106,286
3,477	Exar Corp.*	21,384
571	ExlService Holdings, Inc.*	5,316
17,452	Extreme Networks, Inc.*	30,716
3,162	F5 Networks, Inc.*	86,228
1,108	Factset Research Systems, Inc.	59,378
6,413	Fair Isaac Corp.	107,867
1,357	FARO Technologies, Inc.*	20,572
3,255	FEI Co.*	55,921
69,577	Finisar Corp.*	45,921
3,537	FLIR Systems, Inc.*	78,451
3,510	Formfactor, Inc.*	61,179
933	Forrester Research, Inc.*	23,708
2,669	Gartner, Inc.*	36,058
5,212	Genpact Ltd.*	46,700
13,235	Gerber Scientific, Inc.*	52,278
13,792	Gevity HR, Inc.	54,616
9,877	Global Cash Access Holdings, Inc.*	59,953
3,197	Global Payments, Inc.	102,496
2,052	GSI Commerce, Inc.*	29,159
35,118	GSI Group, Inc.*	39,683
15,871	Harris Stratex Networks, Inc., Class A*	63,801
2,858	Heartland Payment Systems, Inc.	22,978
567	Hittite Microwave Corp.*	21,070
1,706	Hughes Communications, Inc.*	32,704
24,936	Hutchinson Technology, Inc.*	47,877
14,276	Hypercom Corp.*	15,418
3,222	iGate Corp.	12,211
12,687	Imation Corp.	126,870
10,624	infoGROUP, Inc.*	43,027
1,398	Informatica Corp.*	22,228
25,227	Integrated Device Technology, Inc.*	136,983
1,019	InterDigital, Inc.*	26,820
4,578	Intermec, Inc.*	55,302
8,047	Internap Network Services Corp.*	22,371
3,455	Internet Brands, Inc., Class A*	21,179
9,107	Intersil Corp., Class A	105,641
4,242	Intevac, Inc.*	29,227
19,166	Ipass, Inc.*	21,849
695	IPG Photonics Corp.*	7,763
1,691	Itron, Inc.*	77,786

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,996	Ixia*	$11,497
1,875	IXYS Corp.	17,888
1,580	j2 Global Communications, Inc.*	37,904
4,585	Jack Henry & Associates, Inc.	82,622
3,541	JDA Software Group, Inc.*	49,964
4,287	Kenexa Corp.*	28,123
25,191	Kulicke & Soffa Industries, Inc.*	100,764
13,174	L-1 Identity Solutions, Inc.*	96,434
11,859	Lawson Software, Inc.*	63,920
14,956	Lionbridge Technologies, Inc.*	20,191
3,799	Littelfuse, Inc.*	62,266
4,598	LoJack Corp.*	15,725
4,256	Loral Space & Communications, Inc.*	99,378
2,739	Macrovision Solutions Corp.*	55,383
1,271	Manhattan Associates, Inc.*	21,124
1,433	ManTech International Corp., Class A*	51,860
5,023	Marchex, Inc., Class B	22,704
39,091	Mattson Technology, Inc.*	44,955
1,051	MAXIMUS, Inc.	42,387
4,511	Measurement Specialties, Inc.*	30,630
16,543	Mentor Graphics Corp.*	111,169
2,693	Mercury Computer Systems, Inc.*	21,867
84,308	Merix Corp.*	52,271
10,238	Methode Electronics, Inc. Class A	61,633
1,860	Micrel, Inc.	13,950
4,650	Micros Systems, Inc.*	97,557
5,719	Microsemi Corp.*	76,749
770	MicroStrategy, Inc., Class A*	29,961
6,445	MKS Instruments, Inc.*	100,864
31,718	ModusLink Global Solutions, Inc.*	117,357
78,794	MRV Communications, Inc.*	36,245
6,219	MSC.Software Corp.*	38,185
1,244	MTS Systems Corp.	26,286
1,133	Multi-Fineline Electronix, Inc.*	22,739
15,148	NAM TAI Electronics, Inc. (Hong Kong)	62,713
1,771	National Instruments Corp.	39,033
9,041	Ness Technologies, Inc.*	33,361
2,115	Net 1 UEPS Technologies, Inc.*	34,898
2,866	NETGEAR, Inc.*	45,885
2,459	NeuStar, Inc., Class A*	46,746
8,893	Newport Corp.*	44,376
1,091	Novatel Wireless, Inc.*	7,473
30,797	Novell, Inc.*	115,797
13,177	NU Horizons Electronics Corp.*	36,764
8,386	Nuance Communications, Inc.*	111,953
1,089	Omniture, Inc.*	13,416
8,006	OmniVision Technologies, Inc.*	76,137
26,060	ON Semiconductor Corp.*	141,245
97,929	Openwave Systems, Inc.*	117,515
9,481	Opnext, Inc.*	23,987
1,881	OSI Systems, Inc.*	35,269

See Notes to Financial Statements.

63

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
7,936	Palm, Inc.*	$83,249
10,423	Parametric Technology Corp.*	116,216
2,290	Park Electrochemical Corp.	47,174
5,151	PC Connection, Inc.*	25,497
8,610	PC Mall, Inc.*	55,104
2,786	Pericom Semiconductor Corp.*	24,823
59,756	Photronics, Inc.*	99,793
6,746	Plantronics, Inc.	85,944
6,425	Plexus Corp.*	142,314
4,003	PMC - Sierra, Inc.*	31,704
7,014	Polycom, Inc.*	130,741
1,207	Power Integrations, Inc.	25,709
115,837	Powerwave Technologies, Inc.*	98,461
3,160	Progress Software Corp.*	66,960
8,843	QLogic Corp.*	125,394
487	Quality Systems, Inc.	26,113
3,236	Quest Software, Inc.*	47,019
6,084	Rackable Systems, Inc.*	27,743
2,140	Rackspace Hosting, Inc.*	19,667
5,561	Radiant Systems, Inc.*	40,985
3,550	Radisys Corp.*	25,454
17,308	RealNetworks, Inc.*	42,578
3,649	Red Hat, Inc.*	63,018
1,221	Renaissance Learning, Inc.	11,722
111,485	RF Micro Devices, Inc.*	235,232
7,228	Richardson Electronics Ltd.	25,876
3,266	Rofin-Sinar Technologies, Inc.*	69,598
1,564	Rogers Corp.	39,804
7,579	Rudolph Technologies, Inc.*	39,638
3,228	S1 Corp.*	20,014
1,065	Salesforce.com, Inc.*	45,593
5,448	Sapient Corp*	27,948
3,287	SAVVIS, Inc.*	37,406
5,333	ScanSource, Inc.*	131,778
5,530	Semitool, Inc.*	26,268
1,519	Semtech Corp.*	21,904
1,596	Sigma Designs, Inc.*	20,620
11,947	Silicon Image, Inc.*	32,496
1,938	Silicon Laboratories, Inc.*	64,458
21,188	Silicon Storage Technology Inc.*	39,198
701	SINA Corp. (China)*	19,635
18,953	SiRF Technology Holdings, Inc.*	52,689
13,242	Skyworks Solutions, Inc.*	117,059
27,425	Smart Modular Technologies (WWH), Inc.*	67,466
2,621	Solera Holdings, Inc.*	59,811
4,790	SonicWALL, Inc.*	26,010
26,116	Sonus Networks, Inc.*	45,181
759	SPSS, Inc.*	23,453
4,794	SRA International, Inc., Class A*	73,780
2,354	Standard Microsystems Corp.*	37,334
5,684	Startek, Inc.*	23,418

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
1,651	STEC, Inc.*	$15,850
3,946	Super Micro Computer, Inc.*	20,598
1,828	Switch & Data Facilities Co., Inc.*	21,150
2,448	Sybase, Inc.*	83,134
13,947	Sycamore Networks, Inc.*	41,144
5,749	Symmetricom, Inc.*	28,630
5,131	Symyx Technologies, Inc.*	24,834
930	Synaptics, Inc.*	30,206
617	Syntel Inc	17,103
14,013	Take-Two Interactive Software, Inc.	127,238
44,854	Technitrol, Inc.	182,555
3,355	Tekelec*	52,003
6,583	TeleTech Holdings, Inc.*	87,356
2,097	Tessco Technologies, Inc.*	19,188
3,164	Tessera Technologies, Inc.*	44,423
39,265	THQ, Inc.*	134,286
14,130	TIBCO Software, Inc.*	89,302
12,545	TNS, Inc.*	211,382
15,554	Trident Microsystems, Inc.*	21,309
7,470	Trimble Navigation Ltd.*	160,156
18,430	TriQuint Semiconductor, Inc.*	70,587
7,844	TTM Technologies, Inc.*	58,202
963	Tyler Technologies, Inc.*	15,890
13,921	Ultra Clean Holdings, Inc.*	25,336
11,589	United Online, Inc.	61,422
110,377	UTStarcom, Inc.*	129,141
9,649	ValueClick, Inc.*	102,279
4,109	Varian Semiconductor Equipment Associates, Inc.*	105,149
5,450	Veeco Instruments, Inc.*	39,458
7,214	VeriFone Holdings, Inc.*	54,177
9,137	Verigy Ltd. (Singapore)*	100,507
2,307	Viasat, Inc.*	53,038
3,323	Vignette Corp.*	27,448
649	VistaPrint Ltd. (Bermuda)*	22,293
1,707	WebMD Health Corp., Class A*	44,058
16,132	WebMediaBrands, Inc.*	8,227
1,712	Websense, Inc.*	30,525
53,465	Westell Technologies, Inc., Class A*	20,317
3,695	Wind River Systems, Inc.*	27,084
4,618	X-Rite, Inc.*	7,943
4,977	Xyratex Ltd. (Bermuda)*	16,673
5,416	Zebra Technologies Corp., Class A*	115,090
8,530	Zoran Corp.*	76,258
3,929	Zygo Corp.*	19,724
		14,781,577
	Materials—5.5%
2,017	AEP Industries, Inc.*	41,006
4,992	AM Castle & Co.	48,372
2,004	AMCOL International Corp.	38,838

See Notes to Financial Statements.

64

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
4,038	Arch Chemicals, Inc.	$97,639
3,793	Brush Engineered Materials, Inc.*	64,178
21,513	Buckeye Technologies, Inc.*	110,792
6,497	Bway Holding Co.*	60,552
1,263	Calgon Carbon Corp.*	21,446
1,212,746	Caraustar Industries, Inc.*	278,932
8,461	Carpenter Technology Corp.	174,889
37,128	Century Aluminum, Co.*	149,997
6,866	Clearwater Paper Corp.*	104,501
899	Compass Minerals International, Inc.	43,350
586	Deltic Timber Corp.	24,694
4,768	Eagle Materials, Inc.	132,550
67,607	Ferro Corp.	187,271
7,124	GenTek, Inc.*	135,997
143,431	Georgia Gulf Corp.	157,774
9,270	Glatfelter	82,318
5,459	H.B. Fuller Co.	96,406
3,503	Haynes International, Inc.*	79,098
49,076	Headwaters, Inc.*	123,672
23,653	Hecla Mining Co.*	58,423
11,089	Horsehead Holding Corp.*	79,175
12,722	ICO, Inc.*	31,423
2,471	Innophos Holdings, Inc.	36,645
9,504	Innospec, Inc.	74,701
2,760	Kaiser Aluminum Corp.	81,530
9,779	KapStone Paper and Packaging Corp.*	27,870
3,492	Koppers Holdings, Inc.	66,208
2,066	LSB Industries, Inc.*	24,751
94,860	Mercer International, Inc.*	54,070
2,481	Minerals Technologies, Inc.	92,268
8,823	Myers Industries, Inc.	88,495
7,916	Neenah Paper, Inc.	39,659
1,653	NewMarket Corp.	104,139
1,069	NL Industries, Inc.	12,946
3,083	Olympic Steel, Inc.	56,542
6,621	OM Group, Inc.*	184,461
37,017	Omnova Solutions, Inc.*	88,100
3,778	Penford Corp.	16,888
4,363	Quaker Chemical Corp.	51,047
3,054	Rock-Tenn Co., Class A	115,319
678	Royal Gold, Inc.	24,516
4,858	RTI International Metals, Inc.*	63,203
3,973	Schnitzer Steel Industries, Inc., Class A	196,902
5,292	Schulman (A.), Inc.	83,031
2,915	Schweitzer-Mauduit International, Inc.	66,958
4,822	Sensient Technologies Corp.	112,738
22,060	Solutia, Inc.*	82,946
26,267	Spartech Corp.	103,229
781	Stepan Co.	30,904
8,550	Stillwater Mining Co.*	38,561
5,044	Texas Industries, Inc.	161,307

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
8,376	Titanium Metals Corp.	$56,873
25,413	U.S. Concrete, Inc.*	50,318
1,738	Universal Stainless & Alloy Products, Inc.*	23,289
1,332	Valhi, Inc.	14,172
92,947	Verso Paper Corp.	97,594
19,475	W.R. Grace & Co.*	171,964
10,750	Wausau Paper Corp.	93,848
3,020	Zep, Inc.	40,861
4,054	Zoltek Cos., Inc.*	31,905
		5,184,051
	Telecommunication Services—1.0%
7,835	Alaska Communications Systems Group, Inc.	47,245
568	Atlantic Tele-Network Inc	12,541
800	Cbeyond, Inc.*	16,304
1,915	Centennial Communications Corp.*	15,837
52,342	Cincinnati Bell, Inc.*	146,035
4,213	Consolidated Communications Holdings, Inc.	47,396
30,213	Fairpoint Communications, Inc.	31,422
7,170	General Communication, Inc., Class A*	54,922
2,483	Global Crossing Ltd.*	18,027
53,552	Globalstar, Inc.*	34,809
3,627	Iowa Telecommunications Services, Inc.	47,804
1,926	NTELOS Holdings Corp.	30,777
19,100	PAETEC Holding Corp.*	58,637
2,290	SBA Communications Corp., Class A*	57,708
753	Shenandoah Telecommunications Co.	14,781
3,000	SureWest Communications	19,320
2,826	Syniverse Holdings, Inc.*	35,608
12,226	tw telecom, Inc.*	112,357
12,478	USA Mobility, Inc.	138,755
19,796	Virgin Mobile USA, Inc. Class A*	40,582
		980,867
	Utilities—1.5%
4,043	ALLETE, Inc.	105,280
1,112	American States Water Co.	38,397
7,992	Avista Corp.	120,279
1,197	California Water Service Group	46,719
1,258	Central Vermont Public Service Corp.	21,587
1,903	CH Energy Group, Inc.	84,569
693	Chesapeake Utilities Corp.	20,298
5,561	Cleco Corp.	117,280
6,514	El Paso Electric Co.*	89,893
4,875	Empire District Electric (The) Co.	72,979
1,754	ITC Holdings Corp.	76,352
2,473	Laclede Group (The), Inc.	85,764
1,935	MGE Energy, Inc.	59,366
1,097	Middlesex Water Co.	15,468
2,222	Northwest Natural Gas Co.	90,880
5,488	NorthWestern Corp.	114,809
663	Ormat Technologies, Inc.	23,338

See Notes to Financial Statements.

65

Schedule of Investments (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
895	SJW Corp.	$22,554
2,003	South Jersey Industries, Inc.	69,524
3,517	Southwest Water Co.	20,188
4,188	UIL Holdings Corp.	96,701
		1,392,225
	Total Common Stocks and Other Equity Interests (Cost 123,402,584)	94,180,569
	Money Market Fund—0.2%
231,338	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost 231,338)	231,338
	Total Investments (Cost $123,633,922)—100.0%	94,411,907
	Liabilities in excess of other assets—0.0%	(12,978)
	Net Assets—100.0%	$94,398,929

REIT Real Estate Investment Trust

*  Non-income producing security.

See Notes to Financial Statements.

66

Schedule of Investments

PowerShares FTSE RAFI Utilities Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Electric - Generation—3.0%
33,387	AES (The) Corp.*	$236,046
	Electric - Integrated—73.1%
2,193	Allegheny Energy, Inc.	56,843
2,846	Alliant Energy Corp.	63,637
7,637	Ameren Corp.	175,804
8,232	American Electric Power Co., Inc.	217,160
1,236	Black Hills Corp.	24,572
6,288	CMS Energy Corp.	75,582
4,927	Consolidated Edison, Inc.	182,940
8,915	Constellation Energy Group, Inc.	214,673
8,727	Dominion Resources, Inc.	263,206
1,398	DPL, Inc.	31,357
5,922	DTE Energy Co.	175,114
35,544	Duke Energy Corp.	490,862
8,263	Edison International	235,578
3,287	Entergy Corp.	212,899
7,758	Exelon Corp.	357,876
6,595	FirstEnergy Corp.	269,735
6,226	FPL Group, Inc.	334,896
3,653	Great Plains Energy, Inc.	52,859
2,894	Hawaiian Electric Industries, Inc.	44,973
1,022	IDACORP, Inc.	24,497
3,022	Integrys Energy Group, Inc.	79,811
3,953	Northeast Utilities	83,092
1,461	NSTAR	45,890
5,690	NV Energy, Inc.	58,323
7,549	Pepco Holdings, Inc.	90,211
6,749	PG&E Corp.	250,523
3,233	Pinnacle West Capital Corp.	88,520
4,401	PNM Resources, Inc.	37,497
2,604	Portland General Electric Co.	47,575
5,859	PPL Corp.	175,243
6,864	Progress Energy, Inc.	234,200
8,839	Public Service Enterprise Group, Inc.	263,755
2,837	SCANA Corp.	85,734
9,417	Southern Co.	271,962
6,566	TECO Energy, Inc.	69,534
923	Unisource Energy Corp.	24,293
2,451	Westar Energy, Inc.	42,966
1,838	Wisconsin Energy Corp.	73,446
7,811	Xcel Energy, Inc.	144,035
		5,671,673
	Gas - Distribution—11.8%
1,632	AGL Resources, Inc.	50,869
2,871	Atmos Energy Corp.	70,942
10,800	CenterPoint Energy, Inc.	114,912
1,515	National Fuel Gas Co.	49,556
834	New Jersey Resources Corp.	27,455
1,224	Nicor, Inc.	39,339
15,466	NiSource, Inc.	169,971

Number of Shares		Value
	Common Stocks (Continued)
1,225	Piedmont Natural Gas Co., Inc.	$29,915
4,508	Sempra Energy	207,458
1,350	Southwest Gas Corp.	27,284
2,323	UGI Corp.	53,290
1,780	Vectren Corp.	39,463
1,109	WGL Holdings, Inc.	34,534
		914,988
	Independent Power Producer—6.1%
2,883	Calpine Corp.*	23,381
53,575	Dynegy, Inc., Class A*	95,364
6,868	Mirant Corp.*	87,430
5,655	NRG Energy, Inc.*	101,677
34,091	Reliant Energy, Inc.*	169,091
		476,943
	Oil Companies - Exploration & Production—1.2%
971	EQT Corp.	32,655
2,021	Questar Corp.	60,064
		92,719
	Pipelines—4.1%
3,958	ONEOK, Inc.	103,581
14,786	Spectra Energy Corp.	214,397
		317,978
	Water—0.7%
1,689	American Water Works Co.	30,402
1,174	Aqua America, Inc.	21,543
		51,945
	Total Common Stocks (Cost $10,875,691)	7,762,292
	Money Market Fund—1.4%
111,710	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $111,710)	111,710
	Total Investments (Cost $10,987,401)—101.4%	7,874,002
	Liabilities in excess of other assets—(1.4%)	(109,645)
	Net Assets—100.0%	$7,764,357

*  Non-income producing security.

See Notes to Financial Statements.

67

Statements of Assets and Liabilities

PowerShares Exchange-Traded Funds

April 30, 2009

	PowerShares FTSE RAFI Basic Materials Sector Portfolio	PowerShares FTSE RAFI Consumer Goods Sector Portfolio	PowerShares FTSE RAFI Consumer Services Sector Portfolio	PowerShares FTSE RAFI Energy Sector Portfolio	PowerShares FTSE RAFI Financials Sector Portfolio
ASSETS:
Unaffiliated investments at value	$3,813,749	$3,472,629	$3,813,173	$9,473,515	$10,941,802
Affiliated investments at value (Note 4)	—	—	—	—	479,592
Receivables:
Dividends	2,171	3,610	1,565	1,837	7,549
Due from Adviser	—	—	18,746	—	—
Expense waivers	7,015	8,930	8,560	3,709	6,868
Investments sold	—	—	—	—	1,619,618
Total Assets	3,822,935	3,485,169	3,842,044	9,479,061	13,055,429
LIABILITIES:
Due to custodian	9	61,789	48,776	67,449	19
Payables:
Shares repurchased	—	—	—	—	1,629,312
Accrued advisory fees	768	723	814	2,181	2,604
Accrued expenses	37,614	37,334	37,446	38,954	41,564
Total Liabilities	38,391	99,846	87,036	108,584	1,673,499
NET ASSETS	$3,784,544	$3,385,323	$3,755,008	$9,370,477	$11,381,930
NET ASSETS CONSIST OF:
Shares of beneficial interest	$7,932,046	$5,379,479	$5,670,736	$14,718,498	$32,256,762
Undistributed net investment income (loss)	40,393	19,504	13,424	45,394	63,732
Accumulated net realized loss on investments	(1,254,082)	(889,635)	(1,389,952)	(3,503,188)	(9,737,962)
Net unrealized depreciation on investments	(2,933,813)	(1,124,025)	(539,200)	(1,890,227)	(11,200,602)
Net Assets	$3,784,544	$3,385,323	$3,755,008	$9,370,477	$11,381,930
Shares outstanding (unlimited amount authorized, $0.01 par value)	100,000	100,000	100,000	200,000	700,000
Net asset value	$37.85	$33.85	$37.55	$46.85	$16.26
Share Price	$37.82	$33.74	$37.58	$46.85	$16.25
Unaffiliated investments at cost	$6,747,562	$4,596,654	$4,352,373	$11,363,742	$22,207,830
Affiliated investments at cost	$—	$—	$—	$—	$414,166

See Notes to Financial Statements.

68

	PowerShares FTSE RAFI Health Care Sector Portfolio	PowerShares FTSE RAFI Industrials Sector Portfolio	PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	PowerShares FTSE RAFI Utilities Sector Portfolio
ASSETS:
Unaffiliated investments at value	$11,283,364	$6,858,961	$11,656,601	$94,411,907	$7,874,002
Affiliated investments at value (Note 4)	—	—	—	—	—
Receivables:
Dividends	11,583	9,855	37,512	52,541	18,409
Due from Adviser	—	—	—	—	—
Expense waivers	7,893	4,331	8,775	32,902	8,015
Investments sold	—	—	—	—	—
Total Assets	11,302,840	6,873,147	11,702,888	94,497,350	7,900,426
LIABILITIES:
Due to custodian	40,870	8	50,667	49	95,249
Payables:
Shares repurchased	—	—	—	—	—
Accrued advisory fees	2,628	1,489	2,655	20,560	1,829
Accrued expenses	39,736	38,988	39,679	77,812	38,991
Total Liabilities	83,234	40,485	93,001	98,421	136,069
NET ASSETS	$11,219,606	$6,832,662	$11,609,887	$94,398,929	$7,764,357
NET ASSETS CONSIST OF:
Shares of beneficial interest	$15,907,533	$10,578,181	$15,361,589	$136,943,330	$11,675,380
Undistributed net investment income (loss)	74,458	(2,880)	16,772	203,397	108,997
Accumulated net realized loss on investments	(1,718,332)	(1,476,245)	(2,024,280)	(13,525,783)	(906,621)
Net unrealized depreciation on investments	(3,044,053)	(2,266,394)	(1,744,194)	(29,222,015)	(3,113,399)
Net Assets	$11,219,606	$6,832,662	$11,609,887	$94,398,929	$7,764,357
Shares outstanding (unlimited amount authorized, $0.01 par value)	300,000	200,000	300,000	2,700,000	200,000
Net asset value	$37.40	$34.16	$38.70	$34.96	$38.82
Share Price	$37.41	$34.17	$38.72	$34.90	$38.82
Unaffiliated investments at cost	$14,327,417	$9,125,355	$13,400,795	$123,633,922	$10,987,401
Affiliated investments at cost	$—	$—	$—	$—	$—

69

Statements of Operations

Year Ended April 30, 2009

	PowerShares FTSE RAFI Basic Materials Sector Portfolio	PowerShares FTSE RAFI Consumer Goods Sector Portfolio	PowerShares FTSE RAFI Consumer Services Sector Portfolio	PowerShares FTSE RAFI Energy Sector Portfolio	PowerShares FTSE RAFI Financials Sector Portfolio
INVESTMENT INCOME:
Dividend income	$289,682	$102,908	$75,524	$284,380	$668,225
Foreign withholding taxes	—	—	—	—	(214)
Total Income	289,682	102,908	75,524	284,380	668,011
EXPENSES:
Accounting & Administration fees	74,983	74,983	74,983	74,983	74,983
Advisory fees	45,449	14,837	15,480	60,987	70,527
Professional fees	24,806	23,894	23,997	24,923	24,859
Sub-licensing	9,563	3,436	3,588	13,659	16,068
Custodian & transfer agent fees	7,439	10,145	11,892	7,193	14,566
Listing fee and expenses	5,833	5,845	6,071	6,121	9,033
Trustees	4,093	3,829	3,830	4,242	4,347
Printing	2,617	355	893	2,540	3,871
Other expenses	—	—	—	—	710
Total Expenses	174,783	137,324	140,734	194,648	218,964
(Waivers) and/or Recapture	(111,928)	(117,322)	(119,844)	(110,532)	(121,204)
Net Expenses	62,855	20,002	20,890	84,116	97,760
Net Investment Income	226,827	82,906	54,634	200,264	570,251
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	(1,304,511)	(621,949)	(1,278,519)	(3,457,044)	(9,671,511)
In-kind redemptions	(3,179,618)	—	—	790,765	211,404
Net increase from payment by affiliate (see Note 3)	—	—	18,746	—	—
Net realized loss	(4,484,129)	(621,949)	(1,259,773)	(2,666,279)	(9,460,107)
Net change in unrealized appreciation (depreciation) on investments	(3,560,471)	(757,580)	217,395	(4,260,172)	(7,807,728)
Net realized and unrealized loss on investments	(8,044,600)	(1,379,529)	(1,042,378)	(6,926,451)	(17,267,835)
Net decrease in net assets resulting from operations	$(7,817,773)	$(1,296,623)	$(987,744)	$(6,726,187)	$(16,697,584)

See Notes to Financial Statements.

70

	PowerShares FTSE RAFI Health Care Sector Portfolio	PowerShares FTSE RAFI Industrials Sector Portfolio	PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	PowerShares FTSE RAFI Utilities Sector Portfolio
INVESTMENT INCOME:
Dividend income	$370,787	$239,938	$219,973	$1,857,171	$420,091
Foreign withholding taxes	(122)	—	—	(1,527)	—
Total Income	370,665	239,938	219,973	1,855,644	420,091
EXPENSES:
Accounting & Administration fees	74,983	74,983	74,983	74,983	74,983
Advisory fees	50,915	34,778	38,238	429,123	38,643
Professional fees	24,841	24,327	24,739	30,875	24,438
Sub-licensing	11,965	7,915	8,853	99,080	9,057
Custodian & transfer agent fees	8,142	10,335	9,147	58,588	8,368
Listing fee and expenses	6,245	8,751	6,460	7,501	5,602
Trustees	4,166	4,083	4,042	7,624	4,042
Printing	3,331	821	3,029	63,528	1,960
Other expenses	—	—	—	40,837	—
Total Expenses	184,588	165,993	169,491	812,139	167,093
(Waivers) and/or Recapture	(114,558)	(118,318)	(117,095)	(217,994)	(114,192)
Net Expenses	70,030	47,675	52,396	594,145	52,901
Net Investment Income	300,635	192,263	167,577	1,261,499	367,190
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
Investments	(1,495,659)	(1,068,835)	(1,990,317)	(16,199,244)	(655,284)
In-kind redemptions	—	(2,676,818)	(18,802)	(8,306,881)	(617,181)
Net increase from payment by affiliate (see Note 3)	—	—	—	—	—
Net realized loss	(1,495,659)	(3,745,653)	(2,009,119)	(24,506,125)	(1,272,465)
Net change in unrealized appreciation (depreciation) on investments	(1,523,846)	(812,490)	(917,664)	(16,174,382)	(2,931,603)
Net realized and unrealized loss on investments	(3,019,505)	(4,558,143)	(2,926,783)	(40,680,507)	(4,204,068)
Net decrease in net assets resulting from operations	$(2,718,870)	$(4,365,880)	$(2,759,206)	$(39,419,008)	$(3,836,878)

71

Statements of Changes in Net Assets

	PowerShares FTSE RAFI Basic Materials Sector Portfolio		PowerShares FTSE RAFI Consumer Goods Sector Portfolio		PowerShares FTSE RAFI Consumer Services Sector Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income	$226,827	$283,968	$82,906	$96,204	$54,634	$48,731
Net realized gain (loss) on investments	(4,484,129)	4,332,382	(621,949)	1,369,624	(1,259,773)	278,547
Net change in unrealized appreciation (depreciation) on investments	(3,560,471)	(2,732,556)	(757,580)	(1,588,932)	217,395	(1,892,273)
Net increase (decrease) in net assets resulting from operations	(7,817,773)	1,883,794	(1,296,623)	(123,104)	(987,744)	(1,564,995)
Undistributed net investment income (loss) included in the price of units issued and redeemed	3,010	11,302	—	(53,332)	—	(5,881)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(223,156)	(371,654)	(63,402)	(184,859)	(46,582)	(51,137)
Return of capital	—	—	—	(4,451)	—	—
Total distributions to shareholders	(223,156)	(371,654)	(63,402)	(189,310)	(46,582)	(51,137)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	7,289,700	26,294,459	—	15,327,128	—	21,159,141
Value of shares repurchased	(8,897,958)	(39,454,858)	—	(26,456,277)	—	(26,131,240)
Net income equalization	(3,010)	(11,302)	—	53,332	—	5,881
Net increase (decrease) in net assets resulting from shares transactions	(1,611,268)	(13,171,701)	—	(11,075,817)	—	(4,966,218)
Increase (Decrease) in Net Assets	(9,649,187)	(11,648,259)	(1,360,025)	(11,441,563)	(1,034,326)	(6,588,231)
NET ASSETS:
Beginning of period	13,433,731	25,081,990	4,745,348	16,186,911	4,789,334	11,377,565
End of period	$3,784,544	$13,433,731	$3,385,323	$4,745,348	$3,755,008	$4,789,334
Undistributed net investment income at end of period	$40,393	$36,722	$19,504	$—	$13,424	$5,372
CHANGES IN SHARES OUTSTANDING:
Shares sold	100,000	400,000	—	300,000	—	400,000
Shares repurchased	(200,000)	(600,000)	—	(500,000)	—	(500,000)
Shares outstanding, beginning of period	200,000	400,000	100,000	300,000	100,000	200,000
Shares outstanding, end of period	100,000	200,000	100,000	100,000	100,000	100,000

See Notes to Financial Statements.

72

	PowerShares FTSE RAFI Energy Sector Portfolio		PowerShares FTSE RAFI Financials Sector Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income	$200,264	$133,939	$570,251	$377,372
Net realized gain (loss) on investments	(2,666,279)	3,515,769	(9,460,107)	(841,176)
Net change in unrealized appreciation (depreciation) on investments	(4,260,172)	248,164	(7,807,728)	(4,094,818)
Net increase (decrease) in net assets resulting from operations	(6,726,187)	3,897,872	(16,697,584)	(4,558,622)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(21,211)	5,134	34,479	8,951
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(162,262)	(140,976)	(555,902)	(387,102)
Return of capital	—	—	—	—
Total distributions to shareholders	(162,262)	(140,976)	(555,902)	(387,102)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	42,355,170	9,568,020	23,447,399
Value of shares repurchased	(7,113,557)	(41,527,090)	(4,769,905)	(10,983,334)
Net income equalization	21,211	(5,134)	(34,479)	(8,951)
Net increase (decrease) in net assets resulting from shares transactions	(7,092,346)	822,946	4,763,636	12,455,114
Increase (Decrease) in Net Assets	(14,002,006)	4,584,976	(12,455,371)	7,518,341
NET ASSETS:
Beginning of period	23,372,483	18,787,507	23,837,301	16,318,960
End of period	$9,370,477	$23,372,483	$11,381,930	$23,837,301
Undistributed net investment income at end of period	$45,394	$7,392	$63,732	$49,792
CHANGES IN SHARES OUTSTANDING:
Shares sold	—	600,000	400,000	500,000
Shares repurchased	(100,000)	(600,000)	(300,000)	(200,000)
Shares outstanding, beginning of period	300,000	300,000	600,000	300,000
Shares outstanding, end of period	200,000	300,000	700,000	600,000

73

Statements of Changes in Net Assets (Continued)

	PowerShares FTSE RAFI Health Care Sector Portfolio		PowerShares FTSE RAFI Industrials Sector Portfolio		PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income	$300,635	$217,513	$192,263	$431,920	$167,577	$133,343
Net realized gain (loss) on investments	(1,495,659)	1,011,808	(3,745,653)	3,344,846	(2,009,119)	703,014
Net change in unrealized appreciation (depreciation) on investments	(1,523,846)	(3,024,831)	(812,490)	(4,359,652)	(917,664)	(2,023,102)
Net decrease in net assets resulting from operations	(2,718,870)	(1,795,510)	(4,365,880)	(582,886)	(2,759,206)	(1,186,745)
Undistributed net investment income (loss) included in the price of units issued and redeemed	—	(6,792)	347	(60,308)	(8,975)	(16,374)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(291,957)	(167,854)	(248,303)	(385,729)	(202,651)	(116,397)
Return of capital	—	—	(24,207)	—	—	—
Total distributions to shareholders	(291,957)	(167,854)	(272,510)	(385,729)	(202,651)	(116,397)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	—	16,273,363	3,408,474	49,593,398	8,637,397	23,577,926
Value of shares repurchased	—	(21,982,352)	(3,489,016)	(78,001,088)	(4,621,883)	(28,666,754)
Net income equalization	—	6,792	(347)	60,308	8,975	16,374
Net increase (decrease) in net assets resulting from shares transactions	—	(5,702,197)	(80,889)	(28,347,382)	4,024,489	(5,072,454)
Increase (Decrease) in Net Assets	(3,010,827)	(7,672,353)	(4,718,932)	(29,376,305)	1,053,657	(6,391,970)
NET ASSETS:
Beginning of period	14,230,433	21,902,786	11,551,594	40,927,899	10,556,230	16,948,200
End of period	$11,219,606	$14,230,433	$6,832,662	$11,551,594	$11,609,887	$10,556,230
Undistributed net investment income (loss) at end of period	$74,458	$65,606	$(2,880)	$53,160	$16,772	$51,846
CHANGES IN SHARES OUTSTANDING:
Shares sold	—	300,000	100,000	800,000	200,000	400,000
Shares repurchased	—	(400,000)	(100,000)	(1,300,000)	(100,000)	(500,000)
Shares outstanding, beginning of period	300,000	400,000	200,000	700,000	200,000	300,000
Shares outstanding, end of period	300,000	300,000	200,000	200,000	300,000	200,000

See Notes to Financial Statements.

74

	PowerShares FTSE RAFI US 1500 Small-Mid Portfolio		PowerShares FTSE RAFI Utilities Sector Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income	$1,261,499	$1,097,874	$367,190	$214,606
Net realized gain (loss) on investments	(24,506,125)	(918,876)	(1,272,465)	1,225,852
Net change in unrealized appreciation (depreciation) on investments	(16,174,382)	(15,981,090)	(2,931,603)	(2,429,056)
Net decrease in net assets resulting from operations	(39,419,008)	(15,802,092)	(3,836,878)	(988,598)
Undistributed net investment income (loss) included in the price of units issued and redeemed	11,433	190,881	(14,841)	(34,736)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,209,035)	(1,013,277)	(309,762)	(255,837)
Return of capital	—	—	—	—
Total distributions to shareholders	(1,209,035)	(1,013,277)	(309,762)	(255,837)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	49,466,935	100,097,511	4,370,469	11,731,584
Value of shares repurchased	(45,383,840)	(38,018,141)	(3,718,362)	(17,566,526)
Net income equalization	(11,433)	(190,881)	14,841	34,736
Net increase (decrease) in net assets resulting from shares transactions	4,071,662	61,888,489	666,948	(5,800,206)
Increase (Decrease) in Net Assets	(36,544,948)	45,264,001	(3,494,533)	(7,079,377)
NET ASSETS:
Beginning of period	130,943,877	85,679,876	11,258,890	18,338,267
End of period	$94,398,929	$130,943,877	$7,764,357	$11,258,890
Undistributed net investment income (loss) at end of period	$203,397	$191,096	$108,997	$51,569
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,700,000	1,800,000	100,000	200,000
Shares repurchased	(1,600,000)	(700,000)	(100,000)	(300,000)
Shares outstanding, beginning of period	2,600,000	1,500,000	200,000	300,000
Shares outstanding, end of period	2,700,000	2,600,000	200,000	200,000

75

Financial Highlights

PowerShares FTSE RAFI Basic Materials Sector Portfolio

	Year Ended April 30,		For the Period September 20, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$67.17	$62.70	$50.27
Net investment income**	1.23	1.12	0.78
Net realized and unrealized gain (loss) on investments	(29.27)	4.80	12.31
Total from investment operations	(28.04)	5.92	13.09
Distributions to shareholders from:
Net investment income	(1.28)	(1.45)	(0.66)
Net asset value at end of period	$37.85	$67.17	$62.70
Share price at end of period***	$37.82
NET ASSET VALUE TOTAL RETURN****	(41.72)%	9.50%	26.17%
SHARE PRICE TOTAL RETURN****	(41.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$3,785	$13,434	$25,082
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.75%	0.76%†
Expenses, prior to (Waivers) and/or Recapture	1.80%	1.50%	1.18%†
Net investment income, after (Waivers) and/or Recapture	2.34%	1.78%	2.23%†
Portfolio turnover rate ††	29%	19%	15%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.02	$0.05	$(0.18)

PowerShares FTSE RAFI Consumer Goods Sector Portfolio

	Year Ended April 30,			For the Period September 20, 2006* Through
	2009	2008		April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$47.45	$53.96		$49.03
Net investment income**	0.83	0.83		0.54
Net realized and unrealized gain (loss) on investments	(13.80)	(5.45)		4.72
Total from investment operations	(12.97)	(4.62)		5.26
Distributions to shareholders from:
Net investment income	(0.63)	(1.89)		(0.33)
Return of capital	—	(0.00	)(a)	—
Total distributions	(0.63)	(1.89)		(0.33)
Net asset value at end of period	$33.85	$47.45		$53.96
Share price at end of period***	$33.74
NET ASSET VALUE TOTAL RETURN****	(27.43)%	(8.80)%		10.78%
SHARE PRICE TOTAL RETURN****	(27.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$3,385	$4,745		$16,187
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.56%	0.82%		0.76%†
Expenses, prior to (Waivers) and/or Recapture	3.83%	2.93%		1.27%†
Net investment income, after (Waivers) and/or Recapture	2.31%	1.60%		1.67%†
Portfolio turnover rate ††	39%	20%		1%
Undistributed net investment loss included in price of units issued and redeemed**#	$—	$(0.46)		$(0.07)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

76

Financial Highlights (Continued)

PowerShares FTSE RAFI Consumer Services Sector Portfolio

	Year Ended April 30,			For the Period September 20, 2006* Through
	2009		2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$47.89		$56.89	$50.53
Net investment income**	0.55		0.32	0.10
Net realized and unrealized gain (loss) on investments	(10.42	)***	(9.02)	6.35
Total from investment operations	(9.87)		(8.70)	6.45
Distributions to shareholders from:
Net investment income	(0.47)		(0.30)	(0.09)
Net asset value at end of period	$37.55		$47.89	$56.89
Share price at end of period****	$37.58
NET ASSET VALUE TOTAL RETURN*****	(20.62)%		(15.32)%	12.78%
SHARE PRICE TOTAL RETURN*****	(20.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$3,755		$4,789	$11,378
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.56%		0.79%	0.77	%†
Expenses, prior to (Waivers) and/or Recapture	3.76%		2.36%	1.40	%†
Net investment income, after (Waivers) and/or Recapture	1.46%		0.61%	0.28	%†
Portfolio turnover rate ††	261%		16%	4%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$—		$(0.04)	$0.00	(a)

PowerShares FTSE RAFI Energy Sector Portfolio

	Year Ended April 30,		For the Period September 20, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$77.91	$62.63	$49.16
Net investment income**	0.87	0.45	0.23
Net realized and unrealized gain (loss) on investments	(31.19)	15.30	13.45
Total from investment operations	(30.32)	15.75	13.68
Distributions to shareholders from:
Net investment income	(0.74)	(0.47)	(0.21)
Net asset value at end of period	$46.85	$77.91	$62.63
Share price at end of period****	$46.85
NET ASSET VALUE TOTAL RETURN*****	(39.03)%	25.22%	27.86%
SHARE PRICE TOTAL RETURN*****	(38.99)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$9,370	$23,372	$18,788
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.60%	0.74%	0.74%†
Expenses, prior to (Waivers) and/or Recapture	1.38%	1.27%	1.09%†
Net investment income, after (Waivers) and/or Recapture	1.42%	0.62%	0.66%†
Portfolio turnover rate ††	52%	2%	1%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.09)	$0.02	$(0.03)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Amount includes the effect of the Adviser pay-in for an economic loss of $18,746. Had the reimbursement not been made the total return would have been lower.

****  The mean between the last bid and ask prices.

*****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

77

Financial Highlights (Continued)

PowerShares FTSE RAFI Financials Sector Portfolio

	Year Ended April 30,		For the Period September 20, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$39.73	$54.40	$50.47
Net investment income**	0.79	1.00	0.52
Net realized and unrealized gain (loss) on investments	(23.52)	(14.55)	3.83
Total from investment operations	(22.73)	(13.55)	4.35
Distributions to shareholders from:
Net investment income	(0.74)	(1.12)	(0.42)
Net asset value at end of period	$16.26	$39.73	$54.40
Share price at end of period***	$16.25
NET ASSET VALUE TOTAL RETURN****	(57.81)%	(25.22)%	8.62%
SHARE PRICE TOTAL RETURN****	(57.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$11,382	$23,837	$16,319
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.59%	0.75%	0.78%†
Expenses, prior to (Waivers) and/or Recapture	1.31%	1.49%	1.44%†
Net investment income, after (Waivers) and/or Recapture	3.42%	2.30%	1.65%†
Portfolio turnover rate ††	36%	46%	10%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.05	$0.02	$(0.09)

PowerShares FTSE RAFI Health Care Sector Portfolio

	Year Ended April 30,		For the Period September 20, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$47.43	$54.76	$50.44
Net investment income**	1.00	0.74	0.42
Net realized and unrealized gain (loss) on investments	(10.06)	(7.41)	4.28
Total from investment operations	(9.06)	(6.67)	4.70
Distributions to shareholders from:
Net investment income	(0.97)	(0.66)	(0.38)
Net asset value at end of period	$37.40	$47.43	$54.76
Share price at end of period***	$37.41
NET ASSET VALUE TOTAL RETURN****	(19.34)%	(12.32)%	9.38%
SHARE PRICE TOTAL RETURN****	(19.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$11,220	$14,230	$21,903
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.56%	0.75%	0.75%†
Expenses, prior to (Waivers) and/or Recapture	1.47%	1.55%	1.11%†
Net investment income, after (Waivers) and/or Recapture	2.40%	1.46%	1.33%†
Portfolio turnover rate ††	36%	12%	5%
Undistributed net investment loss included in price of units issued and redeemed**#	$—	$(0.02)	$(0.01)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

78

Financial Highlights (Continued)

PowerShares FTSE RAFI Industrials Sector Portfolio

	Year Ended April 30,			For the Period September 20, 2006* Through
	2009	2008		April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$57.76	$58.47		$50.27
Net investment income**	0.96	0.66		0.36
Net realized and unrealized gain (loss) on investments	(23.20)	(0.65)		8.17
Total from investment operations	(22.24)	0.01		8.53
Distributions to shareholders from:
Net investment income	(1.24)	(0.72)		(0.33)
Return of capital	(0.12)	—		—
Total distributions	(1.36)	(0.72)		(0.33)
Net asset value at end of period	$34.16	$57.76		$58.47
Share price at end of period***	$34.17
NET ASSET VALUE TOTAL RETURN****	(38.81)%	0.00	%(a)	17.01%
SHARE PRICE TOTAL RETURN****	(38.74)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$6,833	$11,552		$40,928
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.58%	0.72%		0.73%†
Expenses, prior to (Waivers) and/or Recapture	2.02%	0.99%		1.00%†
Net investment income, after (Waivers) and/or Recapture	2.34%	1.12%		1.05%†
Portfolio turnover rate ††	22%	17%		3%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (b)	$(0.09)		$0.02

PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio

	Year Ended April 30,		For the Period September 20, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$52.78	$56.49	$50.60
Net investment income**	0.75	0.51	0.32
Net realized and unrealized gain (loss) on investments	(13.88)	(3.74)	5.82
Total from investment operations	(13.13)	(3.23)	6.14
Distributions to shareholders from:
Net investment income	(0.95)	(0.48)	(0.25)
Net asset value at end of period	$38.70	$52.78	$56.49
Share price at end of period***	$38.72
NET ASSET VALUE TOTAL RETURN****	(24.92)%	(5.79)%	12.15%
SHARE PRICE TOTAL RETURN****	(24.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$11,610	$10,556	$16,948
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.57%	0.75%	0.75%†
Expenses, prior to (Waivers) and/or Recapture	1.84%	1.50%	1.17%†
Net investment income, after (Waivers) and/or Recapture	1.82%	0.91%	0.97%†
Portfolio turnover rate ††	46%	12%	4%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.04)	$(0.06)	$(0.03)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than 0.005%.

(b)  Amount represents less than $0.005.

See Notes to Financial Statements.

79

Financial Highlights (Continued)

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

	Year Ended April 30,		For the Period September 20, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$50.36	$57.12	$50.52
Net investment income**	0.46	0.50	0.27
Net realized and unrealized gain (loss) on investments	(15.42)	(6.81)	6.50
Total from investment operations	(14.96)	(6.31)	6.77
Distributions to shareholders from:
Net investment income	(0.44)	(0.45)	(0.17)
Net asset value at end of period	$34.96	$50.36	$57.12
Share price at end of period***	$34.90
NET ASSET VALUE TOTAL RETURN****	(29.79)%	(11.10)%	13.42%
SHARE PRICE TOTAL RETURN****	(29.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$94,399	$130,944	$85,680
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.58%	0.71%	0.73	%†
Expenses, prior to (Waivers) and/or Recapture	0.79%	0.76%	0.92	%†
Net investment income, after (Waivers) and/or Recapture	1.22%	0.92%	0.83	%†
Portfolio turnover rate ††	15%	42%	9%
Undistributed net investment income included in price of units issued and redeemed**#	$0.00 (a)	$0.09	$0.05

PowerShares FTSE RAFI Utilities Sector Portfolio

	Year Ended April 30,		For the Period September 20, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$56.29	$61.13	$49.93
Net investment income**	1.84	1.21	0.78
Net realized and unrealized gain (loss) on investments	(17.76)	(4.47)	11.07
Total from investment operations	(15.92)	(3.26)	11.85
Distributions to shareholders from:
Net investment income	(1.55)	(1.58)	(0.65)
Net asset value at end of period	$38.82	$56.29	$61.13
Share price at end of period***	$38.82
NET ASSET VALUE TOTAL RETURN****	(28.79)%	(5.41)%	23.87%
SHARE PRICE TOTAL RETURN****	(28.76)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$7,764	$11,259	$18,338
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.56%	0.78%	0.75	%†
Expenses, prior to (Waivers) and/or Recapture	1.76%	1.92%	1.19	%†
Net investment income, after (Waivers) and/or Recapture	3.88%	2.16%	2.32	%†
Portfolio turnover rate ††	21%	16%	0	%(b)
Undistributed net investment loss included in price of units issued and redeemed**#	$(0.07)	$(0.20)	$(0.16)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

(b)  Amount represents less than 1%.

See Notes to Financial Statements.

80

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the "Trust") was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of the year end, the Trust offered seventy-five portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares FTSE RAFI Basic Materials Sector Portfolio	"FTSE RAFI Basic Materials Sector Portfolio"

PowerShares FTSE RAFI Consumer Goods Sector Portfolio	"FTSE RAFI Consumer Goods Sector Portfolio"

PowerShares FTSE RAFI Consumer Services Sector Portfolio	"FTSE RAFI Consumer Services Sector Portfolio"

PowerShares FTSE RAFI Energy Sector Portfolio	"FTSE RAFI Energy Sector Portfolio"

PowerShares FTSE RAFI Financials Sector Portfolio	"FTSE RAFI Financials Sector Portfolio"

PowerShares FTSE RAFI Health Care Sector Portfolio	"FTSE RAFI Health Care Sector Portfolio"

PowerShares FTSE RAFI Industrials Sector Portfolio	"FTSE RAFI Industrials Sector Portfolio"

PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio	"FTSE RAFI Telecommunications & Technology Sector Portfolio"

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio	"FTSE RAFI US 1500 Small-Mid Portfolio"

PowerShares FTSE RAFI Utilities Sector Portfolio	"FTSE RAFI Utilities Sector Portfolio"

Each portfolio (the "Fund" or collectively the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund Shares." Each Fund's Shares are listed and traded on The NASDAQ Stock Market LLC.

The Funds' market prices may differ to some degree from the net asset value of the Shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at net asset value, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

Fund	Index
FTSE RAFI Basic Materials Sector Portfolio	FTSE RAFI Basic Materials Sector Index

FTSE RAFI Consumer Goods Sector Portfolio	FTSE RAFI Consumer Goods Sector Index

FTSE RAFI Consumer Services Sector Portfolio	FTSE RAFI Consumer Services Sector Index

FTSE RAFI Energy Sector Portfolio	FTSE RAFI Oil & Gas Index

FTSE RAFI Financials Sector Portfolio	FTSE RAFI Financials Sector Index

FTSE RAFI Health Care Sector Portfolio	FTSE RAFI Health Care Sector Index

81

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Fund	Index
FTSE RAFI Industrials Sector Portfolio	FTSE RAFI Industrials Sector Index

FTSE RAFI Telecommunications & Technology Sector Portfolio	FTSE RAFI Telecommunications & Technology Sector Index

FTSE RAFI US 1500 Small-Mid Portfolio	FTSE RAFI US 1500 Small-Mid Index

FTSE RAFI Utilities Sector Portfolio	FTSE RAFI Utilities Sector Index

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end of day net asset value per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also

82

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

A Fund may concentrate investments in a comparatively narrow segment of the economy. Consequently, such Fund may tend to be more volatile than other funds, and the value of the investments may tend to rise and fall more rapidly.

A Fund may invest a large percentage of its assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to Federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and Passive Foreign Investment Company adjustments, if any.

83

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

The Funds file tax returns in the United States Federal jurisdiction and certain other jurisdictions. Generally a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are calculated on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period end.

G. Equalization

All Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholder's per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. Equalization is calculated on a per share basis whereby a portion of the proceeds from the sales and cost of repurchases of capital shares is applied to undistributed net investment income. The amount of equalization is disclosed in the Statements of Changes in Net Assets as undistributed net investment income included in the price of capital shares issued or redeemed. The distributions to shareholders of amounts so applied may be deemed to be a return of capital for tax purposes to the extent that such distributions exceed taxable income.

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with Invesco PowerShares Capital Management LLC (the "Adviser") under which the Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Prior to November 1, 2008, each Fund agreed to pay the Adviser an annual fee of 0.50% of the Fund's average daily net assets. Effective November 1, 2008, each Fund has agreed to pay the Adviser an annual fee of 0.29% of the Fund's average daily net assets.

84

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the "Excess Expense Agreement") with the Trust. The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, offering costs, taxes and extraordinary expenses) from exceeding 0.39% of the Funds average daily net assets per year (the "Expense Cap"), at least until August 31, 2010. Prior to November 1, 2008, each Fund's Expense Cap was 0.60%, at least until August 31, 2009, and sub-licensing fees were excluded from the Expense Cap. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Funds' shares offered for sale; (b) Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange.

The Excess Expense Agreement provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above.

The net amount of fees waived and other expenses assumed by the Adviser and the amount of recapture paid to the Adviser pursuant to the Excess Expense Agreement are collectively referred to as "(Waivers) and/or Recapture." The net amounts of (Waivers) and/or Recapture for the year ended April 30, 2009 are shown on the Statements of Operations.

For the year ended April 30, 2009, the Adviser agreed to reimburse the FTSE RAFI Consumer Services Sector Portfolio for an economic loss of $18,746.

The amounts available for potential future recapture by the Adviser under the Excess Expense Agreement and the expiration schedule at April 30, 2009 are as follows:

	Total Potential	Potential Recapture Amounts Expiring
	Recapture Amounts	04/30/10	04/30/11	04/30/12
FTSE RAFI Basic Materials Sector Portfolio	$288,060	$51,661	$121,791	$114,608
FTSE RAFI Consumer Goods Sector Portfolio	300,985	53,258	127,844	119,883
FTSE RAFI Consumer Services Sector Portfolio	302,727	54,286	126,290	122,151
FTSE RAFI Energy Sector Portfolio	282,607	48,170	116,454	117,983
FTSE RAFI Financials Sector Portfolio	299,744	52,586	122,879	124,279
FTSE RAFI Health Care Sector Portfolio	290,554	52,471	120,656	117,427
FTSE RAFI Industrials Sector Portfolio	278,376	48,914	107,165	122,297
FTSE RAFI Telecommunications & Technology Sector Portfolio	284,274	51,543	113,203	119,528
FTSE RAFI US 1500 Small-Mid Portfolio	336,476	37,394	70,284	228,798
FTSE RAFI Utilities Sector Portfolio	284,978	49,472	116,739	118,767

The Trust has entered into a Distribution Agreement with Invesco Aim Distributors, Inc. (the "Distributor"), which serves as the Distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in Shares.

The Adviser has entered into a licensing agreement for each Fund with FTSE International Ltd. (the "Licensor"). The index name trademark is owned by the Licensor. This trademark has been licensed to the Adviser for use with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensor and the Licensor makes no representation regarding the advisability of investing in any of these Funds. The Trust has entered into a sub-licensing agreement under which the Funds are required to pay the sub-licensing fees which are shown on the Statements of Operations.

85

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accounting and transfer agent for each Fund.

The custodian has agreed to provide overdraft protection to the Funds according to the terms of the service agreement.

Note 4. Investments in Affiliates

The Fund's Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The table below shows the transactions in and earnings from the investment in Invesco Ltd. for the year ended April 30, 2009.

PowerShares FTSE RAFI Financials Sector Portfolio

	Value 04/30/08	Purchase at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value 04/30/09	Dividend Income
Invesco Ltd.	$—	$528,298	$(131,040)	$65,426	$16,908	$479,592	$—

Note 5. Additional Valuation Information

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of the end of the reporting period, April 30, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

86

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

	Investments in Securities
	Level 1	Level 2	Level 3	Total
FTSE RAFI Basic Materials Sector Portfolio	$3,813,749	$—	$—	$3,813,749
FTSE RAFI Consumer Goods Sector Portfolio	3,472,629	—	—	3,472,629
FTSE RAFI Consumer Services Sector Portfolio	3,813,173	—	—	3,813,173
FTSE RAFI Energy Sector Portfolio	9,473,515	—	—	9,473,515
FTSE RAFI Financials Sector Portfolio	11,421,394	—	—	11,421,394
FTSE RAFI Health Care Sector Portfolio	11,283,364	—	—	11,283,364
FTSE RAFI Industrials Sector Portfolio	6,858,961	—	—	6,858,961
FTSE RAFI Telecommunications & Technology Sector Portfolio	11,656,601	—	—	11,656,601
FTSE RAFI US 1500 Small-Mid Portfolio	94,411,907	—	0	94,411,907
FTSE RAFI Utilities Sector Portfolio	7,874,002	—	—	7,874,002

Note 6. Federal Income Tax

At April 30, 2009, costs of investments on a tax basis including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year were as follows:

FTSE RAFI Basic Materials Sector Portfolio	$6,954,279
FTSE RAFI Consumer Goods Sector Portfolio	4,682,027
FTSE RAFI Consumer Services Sector Portfolio	5,375,237
FTSE RAFI Energy Sector Portfolio	14,064,338
FTSE RAFI Financials Sector Portfolio	24,435,617
FTSE RAFI Health Care Sector Portfolio	14,913,563
FTSE RAFI Industrials Sector Portfolio	9,283,816
FTSE RAFI Telecommunications & Technology Sector Portfolio	14,561,395
FTSE RAFI US 1500 Small Mid-Cap Portfolio	126,319,501
FTSE RAFI Utilities Sector Portfolio	11,044,694

At April 30, 2009, the components of accumulated earnings/loss on a tax-basis were as follows:

	Accumulated Earnings	Other Temporary Differences	Net Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Accumulated Earnings (Loss)
FTSE RAFI Basic Materials Sector Portfolio	$43,082	$(2,689)	$(1,047,365)	$(3,140,530)	$21,048	$(3,161,578)	$(4,147,502)
FTSE RAFI Consumer Goods Sector Portfolio	22,017	(2,513)	(804,262)	(1,209,398)	90,496	(1,299,894)	(1,994,156)
FTSE RAFI Consumer Services Sector Portfolio	15,966	(2,542)	(367,088)	(1,562,064)	52,723	(1,614,787)	(1,915,728)
FTSE RAFI Energy Sector Portfolio	48,182	(2,788)	(802,592)	(4,590,823)	132,820	(4,723,643)	(5,348,021)
FTSE RAFI Financials Sector Portfolio	66,524	(2,792)	(7,924,341)	(13,014,223)	124,366	(13,138,589)	(20,874,832)
FTSE RAFI Health Care Sector Portfolio	77,172	(2,714)	(1,132,186)	(3,630,199)	309,996	(3,940,195)	(4,687,927)
FTSE RAFI Industrials Sector Portfolio	—	(2,880)	(1,317,784)	(2,424,855)	91,077	(2,515,932)	(3,745,519)

87

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

	Accumulated Earnings	Other Temporary Differences	Net Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Accumulated Earnings (Loss)
FTSE RAFI Telecommunications & Technology Sector Portfolio	$19,446	$(2,674)	$(863,680)	$(2,904,794)	$59,719	$(2,964,513)	$(3,751,702)
FTSE RAFI US 1500 Small Mid-Cap Portfolio	210,238	(6,841)	(10,840,204)	(31,907,594)	5,578,278	(37,485,872)	(42,544,401)
FTSE RAFI Utilities Sector Portfolio	111,620	(2,623)	(849,328)	(3,170,692)	6,026	(3,176,718)	(3,911,023)

Distributions to Shareholders:

The tax character of distributions paid was as follows:

	Year ended April 30, 2009	Year ended April 30, 2008
	Distributions paid from Ordinary Income	Distributions paid from Ordinary Income
FTSE RAFI Basic Materials Sector Portfolio	$223,156	$371,654
FTSE RAFI Consumer Goods Sector Portfolio	63,402	184,859
FTSE RAFI Consumer Services Sector Portfolio	46,582	51,137
FTSE RAFI Energy Sector Portfolio	162,262	140,976
FTSE RAFI Financials Sector Portfolio	555,902	387,102
FTSE RAFI Health Care Sector Portfolio	291,957	167,854
FTSE RAFI Industrials Sector Portfolio	248,303	385,729
FTSE RAFI Telecommunications & Technology Sector Portfolio	202,651	116,397
FTSE RAFI US 1500 Small Mid-Cap Portfolio	1,209,035	1,013,277
FTSE RAFI Utilities Sector Portfolio	309,762	255,837
	Year ended April 30, 2009	Year ended April 30, 2008
	Distributions paid from Return of Capital	Distributions paid from Return of Capital
FTSE RAFI Consumer Goods Sector Portfolio	$—	$4,451
FTSE RAFI Industrials Sector Portfolio	24,207	—

At April 30, 2009, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The use of some portion of the capital loss carryforwards by any one Fund may be limited by Federal tax rules. Among others, certain rules limit the use of the carryforwards when there has been a greater than fifty percent change in ownership of a Fund.

88

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

	Year of Expiration			Total
	2015	2016	2017	Amounts
FTSE RAFI Basic Materials Sector Portfolio	$—	$54,564	$264,727	$319,291
FTSE RAFI Consumer Goods Sector Portfolio	—	77,599	301,059	378,658
FTSE RAFI Consumer Services Sector Portfolio	9,952	14,878	77,288	102,118
FTSE RAFI Energy Sector Portfolio		26,908	108,825	135,733
FTSE RAFI Financials Sector Portfolio	4,934	164,786	3,275,287	3,445,007
FTSE RAFI Health Care Sector Portfolio	—	124,698	331,722	456,420
FTSE RAFI Industrials Sector Portfolio	—	181,254	376,679	557,933
FTSE RAFI Telecommunications & Technology Sector Portfolio	9	37,273	470,338	507,620
FTSE RAFI US 1500 Small Mid-Cap Portfolio	5,818	128,460	8,217,980	8,352,258
FTSE RAFI Utilities Sector Portfolio	—	64,318	256,387	320,705

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year.

During the year ended April 30, 2009, the Funds incurred and will elect to defer net capital losses as follows:

Post-October Losses
FTSE RAFI Basic Materials Sector Portfolio	$(728,074)
FTSE RAFI Consumer Goods Sector Portfolio	(425,604)
FTSE RAFI Consumer Services Sector Portfolio	(264,970)
FTSE RAFI Energy Sector Portfolio	(666,859)
FTSE RAFI Financials Sector Portfolio	(4,479,334)
FTSE RAFI Health Care Sector Portfolio	(675,766)
FTSE RAFI Industrials Sector Portfolio	(759,851)
FTSE RAFI Telecommunications & Technology Sector Portfolio	(356,060)
FTSE RAFI US 1500 Small Mid-Cap Portfolio	(2,487,946)
FTSE RAFI Utilities Sector Portfolio	(528,623)

In order to present shares of beneficial interest and accumulated net realized gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to shares of beneficial interest, undistributed net investment income or loss and net realized gains or losses on investments. These differences are primarily due to redemptions in-kind, investments in partnerships, wash sales, book equalization, and net operating losses, if any. These adjustments have no effect on net assets. For the year ended April 30, 2009, the adjustments were as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Shares of Beneficial Interest
FTSE RAFI Basic Materials Sector Portfolio	$(3,010)	$3,292,588	$(3,289,578)
FTSE RAFI Consumer Goods Sector Portfolio	—	—	—
FTSE RAFI Consumer Services Sector Portfolio	—	—	—
FTSE RAFI Energy Sector Portfolio	21,211	(790,756)	769,545

89

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Shares of Beneficial Interest
FTSE RAFI Financials Sector Portfolio	$(34,888)	$1,042,816	$(1,007,928)
FTSE RAFI Health Care Sector Portfolio	174	—	(174)
FTSE RAFI Industrials Sector Portfolio	23,860	2,711,724	(2,735,584)
FTSE RAFI Telecommunications & Technology Sector Portfolio	8,975	54,326	(63,301)
FTSE RAFI US 1500 Small Mid-Cap Portfolio	(51,596)	14,926,200	(14,874,604)
FTSE RAFI Utilities Sector Portfolio	14,841	669,043	(683,884)

Note 7. Investment Transactions

For the year ended April 30, 2009, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
FTSE RAFI Basic Materials Sector Portfolio	$2,910,040	$2,821,740
FTSE RAFI Consumer Goods Sector Portfolio	1,436,020	1,413,030
FTSE RAFI Consumer Services Sector Portfolio	9,954,926	9,842,541
FTSE RAFI Energy Sector Portfolio	7,464,068	7,399,992
FTSE RAFI Financials Sector Portfolio	6,220,869	6,122,388
FTSE RAFI Health Care Sector Portfolio	4,559,359	4,501,676
FTSE RAFI Industrials Sector Portfolio	1,824,012	1,941,136
FTSE RAFI Telecommunications & Technology Sector Portfolio	4,348,237	4,414,629
FTSE RAFI US 1500 Small-Mid Portfolio	16,492,049	16,039,252
FTSE RAFI Utilities Sector Portfolio	2,125,258	1,934,436

For the year ended April 30, 2009, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
FTSE RAFI Basic Materials Sector Portfolio	$7,274,674	$8,860,353
FTSE RAFI Consumer Goods Sector Portfolio	—	—
FTSE RAFI Consumer Services Sector Portfolio	—	—
FTSE RAFI Energy Sector Portfolio	—	7,088,830
FTSE RAFI Financials Sector Portfolio	9,490,773	4,743,367
FTSE RAFI Health Care Sector Portfolio	—	—
FTSE RAFI Industrials Sector Portfolio	3,357,479	3,463,059
FTSE RAFI Telecommunications & Technology Sector Portfolio	8,622,211	4,625,111
FTSE RAFI US 1500 Small-Mid Portfolio	49,143,606	44,795,830
FTSE RAFI Utilities Sector Portfolio	4,358,062	3,695,689

Gains on in-kind transactions are generally not considered taxable gains for Federal income tax purposes.

Note 8. Trustees' Fees

The Funds compensate each Trustee who is not an employee of the Adviser or its affiliates. The "Interested" Trustee of the Trust does not receive any Trustees' fees.

90

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a Trustee who is not an "interested person" (as defined in the 1940 Act) (an "Independent Trustee") and has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in selected PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the shares selected, and the value decreases with distributions or with declines in the value of the shares selected.

Note 9. Capital

Shares are created and redeemed by the Trust only in Creation Unit size aggregations of 100,000. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of each Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

Note 10. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

Note 11. Subsequent Event

On May 1, 2009, the Board of Trustees of the Trust approved the liquidation of the PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, and PowerShares FTSE RAFI Utilities Sector Portfolio (collectively, the "Funds"). The portfolios were liquidated at fair value on May 22, 2009.

91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios indicated in Note 1 of the financial statements (each a portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the "Trust") at April 30, 2009, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

As discussed in Note 11 to the financial statements, on May 1, 2009, the Board of Trustees approved the liquidation of the PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, and PowerShares FTSE RAFI Utilities Sector Portfolio, effected on May 22, 2009.

PricewaterhouseCoopers LLP
New York, New York
June 25, 2009

92

Supplemental Information

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different the maximum amount allowable for its fiscal year ended April 30, 2009 and if applicable its final fiscal year ended May 22, 2009:

Federal Income Tax Information

	April 30, 2009
	Qualified Dividend Income*	Corporate Dividend Received Deduction*
FTSE RAFI Basic Materials Sector Portfolio	100%	100%
FTSE RAFI Consumer Goods Sector Portfolio	100%	100%
FTSE RAFI Consumer Services Sector Portfolio	100%	100%
FTSE RAFI Energy Sector Portfolio	100%	100%
FTSE RAFI Financials Sector Portfolio	100%	100%
FTSE RAFI Health Care Sector Portfolio	100%	100%
FTSE RAFI Industrials Sector Portfolio	100%	100%
FTSE RAFI Telecommunications & Technology Sector Portfolio	100%	100%
FTSE RAFI US 1500 Small Mid-Cap Portfolio	100%	100%
FTSE RAFI Utilities Sector Portfolio	100%	100%

Federal Income Tax Information for Liquidating Funds

	May 22, 2009
	Qualified Dividend Income*	Corporate Dividend Received Deduction*
FTSE RAFI Basic Materials Sector Portfolio	100%	100%
FTSE RAFI Consumer Goods Sector Portfolio	100%	100%
FTSE RAFI Consumer Services Sector Portfolio	100%	100%
FTSE RAFI Energy Sector Portfolio	100%	87%
FTSE RAFI Financials Sector Portfolio	100%	96%
FTSE RAFI Health Care Sector Portfolio	100%	92%
FTSE RAFI Industrials Sector Portfolio	100%	100%
FTSE RAFI Telecommunications & Technology Sector Portfolio	100%	100%
FTSE RAFI Utilities Sector Portfolio	100%	100%

  *  The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

93

Supplemental Information (Continued)

Trustees and Officers

The Independent Trustees, the Trustee who is affiliated with the Adviser (the "Management Trustee") and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

Name, Address, and Age Independent Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Ronn R. Bagge 51 YQA Capital Management, LLC 1755 S. Naperville Road Suite 100 Wheaton, IL 60187	Trustee	Since 2003	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	119	None

Marc M. Kole 48 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Vice President of Finance and Accounting, Hope Network (social services) (November 2008-Present); formerly Assistant Vice President and Controller, Priority Health (health insurance) (September 2005-April 2008); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	119	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

94

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age Independent Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Philip M. Nussbaum 47 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (November 2004-Present); formerly Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-1999)	119	None

Donald H. Wilson 49 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	President and Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (August 2007-April 2009), formerly Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (February 2006-August 2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995-February 2006)	119	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

95

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age of Management Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
H. Bruce Bond** 45 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chairman of the Board, Trustee and President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly Manager, Nuveen Investments (April 1998-August 2002)	119	None

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at 800.337.4246.

  *  This is the date the Management Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Each officer serves a one year term, until his successor is elected.

  **  "Interested person" as defined in Section 2(a)(19) of the 1940 Act.

  ***  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

96

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age of Officers	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan 54 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer and Treasurer Since 2006 Secretary Since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (September 2005-Present); formerly Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin R. Gustafson 43 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2004	General Counsel, Invesco PowerShares Capital Management LLC (September 2004-Present); formerly Chief Compliance Officer, Invesco PowerShares Capital Management LLC (September 2004-April 2008); Attorney, Nyberg & Gustafson (2001-2004)

John W. Southard, Jr., CFA, MBA 39 Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly, Treasurer of the Trust (April 2003-April 2006); Senior Equity Analyst, Charles Schwab & Company (May 2001-August 2002)

  *  This is the period for which the Officers began serving the Trust. Each Officer serves one year term, until his successor is elected.

97

Board Considerations Regarding Approval of Investment Advisory Agreement

At a meeting held on April 16, 2009, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following 70 series (each, a "Fund" and collectively, the "Funds"):

PowerShares Dynamic Market Portfolio

PowerShares Dynamic OTC Portfolio

PowerShares Golden Dragon Halter USX China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Mid Cap Growth Portfolio

PowerShares Dynamic Mid Cap Value Portfolio

PowerShares Dynamic Small Cap Growth Portfolio

PowerShares Dynamic Small Cap Value Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Zacks Micro Cap Portfolio

PowerShares Aerospace & Defense Portfolio

PowerShares Dynamic Hardware & Consumer Electronics Portfolio

PowerShares Dynamic Telecommunications & Wireless Portfolio

PowerShares Value Line Timeliness Select Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares High Growth Rate Dividend AchieversTM Portfolio

PowerShares Zacks Small Cap Portfolio

PowerShares Dynamic Building and Construction Portfolio

PowerShares Dynamic Energy Exploration and Production Portfolio

PowerShares Dynamic Insurance Portfolio

PowerShares Dynamic Oil and Gas Services Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Utilities Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Water Resources Portfolio

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Financials Sector Portfolio

PowerShares Dynamic Healthcare Sector Portfolio

PowerShares Dynamic Industrials Sector Portfolio

PowerShares Dynamic Large Cap Portfolio

PowerShares Dynamic MagniQuant Portfolio

PowerShares Dynamic Mid Cap Portfolio

PowerShares Dynamic Small Cap Portfolio

PowerShares Dynamic Technology Sector Portfolio

PowerShares Buyback AchieversTM Portfolio

PowerShares FTSE RAFI Basic Materials Sector Portfolio

PowerShares FTSE RAFI Consumer Goods Sector Portfolio

PowerShares FTSE RAFI Consumer Services Sector Portfolio

PowerShares FTSE RAFI Energy Sector Portfolio

PowerShares FTSE RAFI Financials Sector Portfolio

PowerShares FTSE RAFI Health Care Sector Portfolio

PowerShares FTSE RAFI Industrials Sector Portfolio

PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio

PowerShares FTSE RAFI Utilities Sector Portfolio

PowerShares Cleantech Portfolio

98

Board Considerations Regarding Approval of Investment Advisory Agreement (Continued)

PowerShares Dynamic Aggressive Growth Portfolio

PowerShares Dynamic Banking Portfolio

PowerShares Dynamic Basic Materials Sector Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Consumer Staples Sector Portfolio

PowerShares Dynamic Healthcare Services Portfolio

PowerShares Dynamic Deep Value Portfolio

PowerShares Financial Preferred Portfolio

PowerShares Listed Private Equity Portfolio

PowerShares DWA Technical Leaders Portfolio

PowerShares Value Line Industry Rotation Portfolio

PowerShares WilderHill Progressive Energy Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indices through December 31, 2008. The Trustees also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance, and the Adviser's analysis of the tracking error between each Fund and its underlying index. The Trustees noted that each Fund's correlation was within the targeted range set forth in the Trust's registration statement and that, for each Fund other than PowerShares Financial Preferred Portfolio, the tracking error was within the targeted range set forth in the Trust's registration statement. The Trustees reviewed the reasons for PowerShares Financial Preferred Portfolio's tracking error. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's expense ratio and advisory fee, as compared to information compiled by the

99

Board Considerations Regarding Approval of Investment Advisory Agreement (Continued)

Adviser from Lipper Inc. databases on the expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

•  0.50% of the Fund's average net assets, for each Fund other than PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio;

•  0.40% of the Fund's average net assets, for each of PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio; and

•  0.29% of the Fund's average net assets, for each of PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the Trustees noted that the advisory fee for each of these Funds was reduced to 0.29% effective November 1, 2008).

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an "Expense Cap") to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund's average daily net assets, at least until August 31, 2010, as set forth below:

•  0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares Dynamic OTC Portfolio and PowerShares Dynamic Market Portfolio;

•  0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

•  0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio,

100

Board Considerations Regarding Approval of Investment Advisory Agreement (Continued)

PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the Trustees noted that, effective November 1, 2008, the Expense Cap for each of these Funds changed from 0.60% to 0.39%); and

•  0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not manage any funds other than the Funds and other ETFs overseen by the Board. The Trustees noted that each Fund's advisory fee was:

•  higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Financial Preferred Portfolio, PowerShares Golden Dragon Halter USX China Portfolio and PowerShares International Dividend AchieversTM Portfolio, which was lower than the median advisory fee of its ETF peer funds); and

•  higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares DWA Technical Leaders Portfolio, PowerShares Dynamic Aggressive Growth Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio and PowerShares Value Line Timeliness Select Portfolio, which was lower than the median advisory fee of its open-end index peer funds, and there was no comparable data for PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio or PowerShares Golden Dragon Halter USX China Portfolio); but

•  lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indices, which generally require more frequent rebalancing of the portfolios, the distinguishing factors of the Funds, and the higher administrative, operational and management oversight costs for the Adviser. With respect to the Funds' expense ratios, the Trustees noted that the net expense ratio for each Fund was:

•  higher than the median expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares Dynamic OTC Portfolio, PowerShares Financial Preferred Portfolio and PowerShares International Dividend AchieversTM Portfolio, which was less than the median expense ratio of its ETF peer funds, and the net expense ratio of each of PowerShares Dynamic Aggressive Growth Portfolio and PowerShares Dynamic Market Portfolio, which was equal to the median expense ratio of its ETF peer funds); and

•  higher than the median expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares DWA Technical Leaders Portfolio, PowerShares Dynamic Aggressive Growth Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Financials Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Insurance

101

Board Considerations Regarding Approval of Investment Advisory Agreement (Continued)

Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares Listed Private Equity Portfolio and PowerShares Value Line Timeliness Select Portfolio, which was lower than the median expense ratio of its open-end index peer funds, and there was no comparable data for PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio or PowerShares Golden Dragon Halter USX China Portfolio); but

•  lower than the median expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund's Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund's expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund's Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

102

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PROXY VOTING POLICIES AND PROCEDURES

A description of the Funds' proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 337-4246. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 337-4246; or (ii) accessing the Trust's Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Commission's website at www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

There are risks involved in investing in exchange-traded funds ("ETFs"), including possible loss of money. Investing in securities of small and medium sized companies involves greater risk than is customarily associated with investing in more established companies, and investments in concentrated industry sectors involve greater risks than investments that are more diversified. Index-based ETFs are not actively managed. Actively-managed ETFs do not necessarily seek to replicate the performance of a specific index. Both index-based and actively-managed ETFs are subject to risks similar to stocks, including those related to short selling and margin maintenance. PowerShares ETFs are not FDIC insured, may lose value and have no bank guarantee. PowerShares is a registered trademark of Invesco PowerShares Capital Management LLC. Past performance is not a guarantee of future results.

Invesco Aim Distributors, Inc. is the distributor of the PowerShares Exchange-Traded Fund Trust.

An investor should consider each PowerShares ETF's investment objective, risks, charges and expenses carefully before investing. For more complete information about PowerShares ETFs call Invesco Aim Distributors, Inc. at (800) 337-4246 or visit invescopowershares.com for a prospectus. Please read the prospectus carefully before investing.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2009 Invesco PowerShares Capital Management LLC  P-PS-AR-6

2009 Annual Report to Shareholders

April 30, 2009

PowerShares Dynamic Basic Materials Sector Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Consumer Staples Sector Portfolio

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Financial Sector Portfolio

PowerShares Dynamic Healthcare Sector Portfolio

PowerShares Dynamic Industrials Sector Portfolio

PowerShares Dynamic Technology Sector Portfolio

PowerShares Dynamic Telecommunications & Wireless Portfolio

PowerShares Dynamic Utilities Portfolio

PowerShares NASDAQ Internet Portfolio

The Market Environment	2

Manager's Analysis	4

Frequency Distribution of Discounts & Premiums	26

Fees and Expenses	28

Sector Portfolios

Schedules of Investments

PowerShares Dynamic Basic Materials Sector Portfolio	30

PowerShares Dynamic Consumer Discretionary Sector Portfolio	32

PowerShares Dynamic Consumer Staples Sector Portfolio	33

PowerShares Dynamic Energy Sector Portfolio	34

PowerShares Dynamic Financial Sector Portfolio	35

PowerShares Dynamic Healthcare Sector Portfolio	37

PowerShares Dynamic Industrials Sector Portfolio	38

PowerShares Dynamic Technology Sector Portfolio	40

PowerShares Dynamic Telecommunications & Wireless Portfolio	41

PowerShares Dynamic Utilities Portfolio	42

PowerShares NASDAQ Internet Portfolio	43

Statements of Assets and Liabilities	46

Statements of Operations	48

Statements of Changes in Net Assets	50

Financial Highlights	54

Notes to Financial Statements	60

Report of Independent Registered Public Accounting Firm	72

Supplemental Information	73

Board Considerations Regarding Continuation of Investment Advisory Agreements	78

The Market Environment

For the year ended April 30, 2009, stock market losses were larger than most market participants have ever seen in their professional careers. The S&P 500® Index was down 35.29%, the NASDAQ-100® Index declined 26.83% and the Dow Jones Industrial Index dropped 34.12%. Corporate debt markets also declined as the credit crunch continued to limit access to capital. Municipal securities held up a little better but still struggled. The Merrill U.S. Corporate Master Index returned -5.78% while the Merrill Muni Master Index returned 2.26% for the period. Meanwhile, treasury securities rallied as investors fled to quality. Huge companies required capital infusions and/or other forms of financial support through government intervention and the credit crisis evolved into an overall crisis of consumer, investor and business confidence.

The markets fell nearly universally from August through October. As more job losses and layoffs were announced, banks continued to restrict borrowing and consumers, who drive two-thirds of the U.S. economy historically, were unable to sustain their spending. The government spent hundreds of billions of dollars to bail out firms and stimulate the economy while the Federal Open Market Committee moved from a discount rate of 2.50% to 0.50% during the period. Not until March did confidence begin to return to the equity markets with the S&P 500® Index, NASDAQ-100® Index and the Dow Jones Industrial Index moving off the lows and returning 29.99%, 29.97% and 21.24% respectively from March 1 through April 30, 2009. Corporate and municipal debt also showed some appreciation over the period, however the amount of appreciation was less as credit spreads tightened. The Merrill Muni Master Index was up 2.33% while the Merrill U.S. Corporate Master Index rose by 2.55% from March 1 through April 30, 2009.

2

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Manager's Analysis

PowerShares Dynamic Basic Materials Sector Portfolio (ticker: PYZ)

The PowerShares Dynamic Basic Materials Sector Portfolio (the "Fund") is based on the Dynamic Basic Materials SectorSM Intellidex Index ("Index") and seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

For the year ended April 30, 2009, the Fund returned -43.63%, underperforming the S&P Materials Index which returned -40.05%. Overallocation to containers and packaging and metals & mining industries made the largest positive contribution to the Fund. Conversely, poor stock selection within the chemicals industry had a negative impact on the Fund. Stock selection within large-cap value companies, specifically underweighting names like Dow Chemical, Alcoa and Freeport-McMoRan Copper and Gold had a positive impact on performance. Conversely, overallocation to mid- and mega-cap companies contributed to the Fund's underperformance.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Chemicals-Specialty	16.0
Chemicals-Diversified	14.9
Containers-Paper/Plastic	8.9
Containers-Metal/Glass	8.6
Industrial Gases	6.7
Steel-Producers	6.5
Agricultural Chemicals	6.2
Paper & Related Products	4.8
Quarrying	3.2
Chemicals-Plastics	2.9
Gold Mining	2.9
Forestry	2.8
Metal-Copper	2.6
Steel-Specialty	1.8
Metal-Iron	1.6
Building Products-Cement/Aggregate	1.5
Coatings/Paint	1.5
Diversified Manufacturing Operations	1.5
Consumer Products-Miscellaneous	1.3
Alternative Waste Technology	1.2
Non-Ferrous Metals	1.2
Miscellaneous Manufacturing	1.2
Money Market Fund	0.5
Other	(0.3)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Dow Chemical (The) Co.	4.3
E.I. du Pont de Nemours & Co.	2.9
Weyerhaeuser Co.	2.8
Air Products & Chemicals, Inc.	2.7
PPG Industries, Inc.	2.7
Southern Copper Corp.	2.6
United States Steel Corp.	2.6
Praxair, Inc.	2.5
Sigma-Aldrich Corp.	2.4
Ecolab, Inc.	2.3
Total	27.8

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Mid-Cap Value	42.9
Small-Cap Value	23.2
Large-Cap Growth	10.9
Small-Cap Growth	9.3
Large-Cap Value	7.9
Mid-Cap Growth	5.8

4

Manager's Analysis (Continued)

PowerShares Dynamic Basic Materials Sector Portfolio (ticker: PYZ)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Dynamic Basic Materials Sector IntellidexSM Index	-42.76	-6.83	-16.50
S&P Materials Index	-40.05	-6.65	-16.28
Dow Jones Basic Materials Index	-48.15	-9.28	-22.24
Fund
NAV Return	-43.63	-7.87	-18.85
Share Price Return	-43.59	-7.84	-18.77

Fund Inception: October 12, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.96%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.65% while the Fund's gross total operating expense ratio was 0.97%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Materials Index and Dow Jones Basic Materials Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 29 and 71 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

5

Manager's Analysis

PowerShares Dynamic Consumer Discretionary Sector Portfolio (ticker: PEZ)

The PowerShares Dynamic Consumer Discretionary Sector Portfolio (the "Fund") is based on the Dynamic Consumer Discretionary Sector IntellidexSM Index ("Index") and seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

For the year ended April 30, 2009, the Fund returned -23.19%, outperforming the S&P Consumer Discretionary Index which returned -26.10%.

Stock selection within specialty retail made the largest positive contribution to the Fund's performance relative to the index. Overallocating to diversified consumer services and media industries also contributed positively to the Fund. Conversely, stock selection and overallocation within household durables, textiles and apparel and luxury goods industries partially offset the positive performance of the Fund.

On a cap weighted level, overallocation to mid-cap companies made the largest positive contribution to the Fund's performance. Conversely, overallocating to small-cap companies had an adverse effect on performance.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Retail	50.2
Commercial Services	12.1
Apparel	10.3
Internet	3.7
Toys/Games/Hobbies	3.5
Distribution/Wholesale	3.1
Airlines	2.8
Entertainment	2.8
Leisure Time	2.7
Advertising	2.5
Chemicals	2.4
Textiles	1.6
Aerospace/Defense	1.2
Media	1.1
Money Market Fund	0.3
Other	(0.3)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Polo Ralph Lauren Corp.	3.0
Gap (The), Inc.	2.8
Bed Bath & Beyond, Inc.	2.8
Carnival Corp.	2.6
Omnicom Group, Inc.	2.5
Ross Stores, Inc.	2.5
Yum! Brands, Inc	2.4
TJX Cos., Inc.	2.4
Amazon.com, Inc.	2.4
Sherwin-Williams (The) Co.	2.4
Total	25.8

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	31.9
Mid-Cap Growth	23.2
Small-Cap Value	19.3
Mid-Cap Value	12.1
Large-Cap Growth	10.9
Large-Cap Value	2.6

6

Manager's Analysis (Continued)

PowerShares Dynamic Consumer Discretionary Sector Portfolio (ticker: PEZ)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Dynamic Consumer Discretionary Sector IntellidexSM Index	-23.33	-13.47	-30.84
S&P Consumer Discretionary Index	-26.10	-13.18	-30.59
Dow Jones Consumer Services Index	-25.82	-12.23	-28.61
Fund
NAV Return	-23.19	-13.77	-31.45
Share Price Return	-23.22	-13.76	-31.42

Fund Inception: October 12, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.31%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.64% while the Fund's gross total operating expense ratio was 1.68%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Consumer Discretionary Index and Dow Jones Consumer Services Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 81 and 201 common stocks, respectively. The S&P Consumer Discretionary Index will be used for comparative purposes going forward as this represents the most appropriate market index for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

7

Manager's Analysis

PowerShares Dynamic Consumer Staples Sector Portfolio (ticker: PSL)

The PowerShares Dynamic Consumer Staples Sector Portfolio (the "Fund") is based on the Dynamic Consumer Staples Sector IntellidexSM Index ("Index") and seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

For the year ended April 30, 2009, the Fund returned -21.02%, while the S&P Consumer Staples Index had a total return for the period of -19.93%.

Overallocation to the food products industry and stock selection within the tobacco industry contributed to the negative performance of the Fund. Conversely, stock selection within household products and beverages contributed toward the offset of negative returns in the Fund.

Stock selection within large-cap companies and overallocation to small-cap companies made the largest negative contribution to the Fund's performance, while stock selection within mid-cap companies made the greatest positive contribution.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Food	37.0
Retail	13.9
Beverages	13.8
Cosmetics/Personal Care	13.4
Agriculture	9.3
Household Products/Wares	9.1
Pharmaceuticals	1.7
Environmental Control	1.6
Money Market Fund	0.2
Other	(0.0)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Value	19.4
Small-Cap Value	19.2
Large-Cap Growth	18.2
Small-Cap Growth	16.6
Mid-Cap Growth	13.7
Mid-Cap Value	12.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Bare Escentials, Inc.	3.5
CVS Caremark Corp.	2.7
Reynolds American, Inc.	2.4
Sysco Corp.	2.3
Kellogg Co.	2.3
Altria Group, Inc.	2.3
Coca-Cola (The) Co.	2.3
H.J. Heinz Co.	2.3
Kroger (The) Co.	2.3
Kimberly-Clark Corp.	2.3
Total	24.7

8

Manager's Analysis (Continued)

PowerShares Dynamic Consumer Staples Sector Portfolio (ticker: PSL)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Dynamic Consumer Staples Sector IntellidexSM Index	-20.42	-5.32	-12.99
S&P Consumer Staples Index	-19.93	-3.03	-7.64
Dow Jones Consumer Goods Index	-27.24	-9.29	-22.27
Fund
NAV Return	-21.02	-5.96	-14.50
Share Price Return	-21.09	-6.01	-14.61

Fund Inception: October 12, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.18%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.65% while the Fund's gross total operating expense ratio was 0.94%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Consumer Staples Index and Dow Jones Consumer Goods Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 41 and 134 common stocks, respectively. The S&P Consumer Staples Index will be used for comparative purposes going forward as this represents a more appropriate market index for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

9

Manager's Analysis

PowerShares Dynamic Energy Sector Portfolio (ticker: PXI)

The PowerShares Dynamic Energy Sector Portfolio (the "Fund") is based on the Dynamic Energy Sector IntellidexSM Index ("Index") and seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

For the year ended April 30, 2009, the Fund returned -48.52%, underperforming the S&P Energy Index which returned -41.32%.

Stock selection within the oil, gas & consumable fuels industry had the greatest negative effect on performance in the Fund. Overallocation within gas utilities made the largest positive contribution to the Fund. On a cap weighted level, overallocation to small-cap companies provided the majority of the Fund's negative returns. Stock selection within mega-caps also had a negative impact on performance. Conversely, underallocation to large-cap companies made the largest positive contribution to the Fund's performance.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Oil-Field Services	27.8
Oil Companies-Exploration & Production	15.0
Oil & Gas Drilling	12.3
Oil Field Machinery & Equipment	10.7
Gas-Distribution	6.6
Oil Companies-Integrated	6.5
Coal	6.1
Oil Refining & Marketing	5.0
Pipelines	2.6
Transport-Marine	2.6
Retail-Petroleum Products	1.5
Electric-Integrated	1.1
Computer Services	1.1
Energy-Alternate Sources	1.0
Money Market Fund	0.3
Other	(0.2)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Helix Energy Solutions Group, Inc.	3.2
Cameron International Corp.	2.7
Schlumberger Ltd.	2.6
EOG Resources, Inc.	2.6
Southwestern Energy Co.	2.5
Halliburton Co.	2.5
Anadarko Petroleum Corp.	2.5
Baker Hughes, Inc.	2.4
Murphy Oil Corp.	2.3
National Oilwell Varco, Inc.	2.3
Total	25.6

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Value	33.2
Large-Cap Value	14.7
Small-Cap Growth	13.8
Mid-Cap Growth	13.6
Mid-Cap Value	12.7
Large-Cap Growth	12.0

10

Manager's Analysis (Continued)

PowerShares Dynamic Energy Sector Portfolio (ticker: PXI)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Dynamic Energy Sector IntellidexSM Index	-48.47	-9.04	-21.45
S&P Energy Index	-41.32	-3.90	-9.78
Dow Jones Oil & Gas Index	-40.95	-3.15	-7.93
Fund
NAV Return	-48.52	-9.43	-22.30
Share Price Return	-48.44	-9.38	-22.20

Fund Inception: October 12, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.96%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.65% while the Fund's gross total operating expense ratio was 0.98%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Energy Index and Dow Jones Oil & Gas Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 34 and 70 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

11

Manager's Analysis

PowerShares Dynamic Financial Sector Portfolio (ticker: PFI)

The PowerShares Dynamic Financial Sector Portfolio (the "Fund") is based on the Dynamic Financial Sector IntellidexSM Index ("Index") and seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

For the year ended April 30, 2009, the Fund returned -35.53%, outperforming the S&P Financials Index which returned -57.55%.

60% of the Fund was allocated to the insurance industry which significantly outperformed each of the other industry categories. Stock selection was positive across industries, the only exception being consumer finance. Positive stock selection was also most pronounced among large-caps.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Property/Casuality Insurance	33.5
Finance-Investment Banker/Broker	13.5
Multi-line Insurance	11.3
Life/Health Insurance	7.1
Investment Management/ Advisory Service	6.4
Reinsurance	5.7
Commercial Banks-Central U.S.	4.2
Insurance Brokers	3.7
Finance-Consumer Loans	2.8
Commercial Banks-Eastern U.S.	2.5
Fiduciary Banks	2.1
Finance-Credit Card	1.7
Finance-Leasing Company	1.5
Commercial Banks-Southern U.S.	1.3
Commercial Banks-Western U.S.	1.3
S & L/Thrifts-Eastern U.S.	1.2
Money Market Fund	0.4
Other	(0.2)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Aflac, Inc.	3.7
Ameriprise Financial, Inc.	3.5
MetLife, Inc.	3.5
Unum Group	3.4
TD Ameritrade Holding Corp.	2.9
Progressive (The) Corp.	2.8
Franklin Resources, Inc.	2.8
ACE Ltd.	2.7
Cincinnati Financial Corp.	2.5
W.R. Berkley Corp.	2.5
Total	30.3

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Mid-Cap Value	29.6
Small-Cap Value	27.1
Large-Cap Value	20.6
Small-Cap Growth	12.7
Mid-Cap Growth	7.9
Large-Cap Growth	2.1

12

Manager's Analysis (Continued)

PowerShares Dynamic Financial Sector Portfolio (ticker: PFI)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Dynamic Financial Sector IntellidexSM Index	-35.05	-17.85	-39.41
S&P Financials Index	-57.55	-34.22	-66.10
Dow Jones Financials Index	-54.47	-33.08	-64.57
Fund
NAV Return	-35.53	-18.43	-40.49
Share Price Return	-35.66	-18.48	-40.59

Fund Inception: October 12, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.42%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.65% while the Fund's gross total operating expense ratio was 1.13%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Financials Index and Dow Jones Financials Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 93 and 300 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

13

Manager's Analysis

PowerShares Dynamic Healthcare Sector Portfolio (ticker: PTH)

The PowerShares Dynamic Healthcare Sector Portfolio (the "Fund") is based on the Dynamic Healthcare Sector IntellidexSM Index ("Index") and seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

For the year ended April 30, 2009, the Fund returned -30.85%, underperforming the S&P Health Care Index which returned -21.53%.

Stock selection within the health care providers and services and pharmaceuticals industries had the greatest negative impact on the Fund. Stock selection within health care equipment and supplies and health care technology had the largest positive effect upon the performance of the Fund. In general, stock selection among large caps and overallocating to small-cap companies had the greatest negative impact on the Fund's performance.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Healthcare-Services	27.7
Pharmaceuticals	24.0
Healthcare-Products	22.1
Biotechnology	12.6
Commercial Services	5.4
Electronics	4.6
Software	3.5
Money Market Fund	0.2
Other	(0.1)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	31.2
Mid-Cap Growth	23.0
Small-Cap Value	15.1
Large-Cap Growth	14.4
Mid-Cap Value	11.8
Large-Cap Value	4.5

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Hospira, Inc.	3.3
Express Scripts, Inc.	2.9
Waters Corp.	2.9
Humana, Inc.	2.8
Quest Diagnostics, Inc.	2.6
AmerisourceBergen Corp.	2.4
Bristol-Myers Squibb Co.	2.4
Gilead Sciences, Inc.	2.3
Omnicare, Inc.	2.3
Amgen, Inc.	2.3
Total	26.2

14

Manager's Analysis (Continued)

PowerShares Dynamic Healthcare Sector Portfolio (ticker: PTH)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Dynamic Healthcare Sector IntellidexSM Index	-30.42	-11.70	-27.18
S&P Health Care Index	-21.53	-9.80	-23.40
Dow Jones Healthcare Index	-20.74	-8.76	-21.08
Fund
NAV Return	-30.85	-12.32	-28.47
Share Price Return	-30.94	-12.38	-28.59

Fund Inception: October 12, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.72%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.65% while the Fund's gross total operating expense ratio was 0.71%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Health Care Index and Dow Jones Healthcare Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 51 and 180 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

15

Manager's Analysis

PowerShares Dynamic Industrials Sector Portfolio (ticker: PRN)

The PowerShares Dynamic Industrials Sector Portfolio (the "Fund") is based on the Dynamic Industrials Sector IntellidexSM Index ("Index") and seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

For the year ended April 30, 2009, the Fund returned -37.41%, outperforming the S&P Industrials Index which returned -42.48%.

Underallocating to industrial conglomerates made the largest positive contribution to the Fund's performance. Overallocation combined with positive stock selection in construction and engineering and electrical equipment industries also contributed positively to performance. Stock selection in the road and rail industry also boosted performance. Conversely, stock selection within aerospace & defense and air freight and logistics industries partially offset the positive returns of the Fund.

From a cap weighted standpoint, overallocating to mid- and small-cap companies made the largest positive contribution to the Fund's performance. Conversely, stock selection within large-cap companies partially offset the positive performance of the Fund.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Miscellaneous Manufacturing	19.4
Aerospace/Defense	19.3
Engineering & Construction	10.7
Commercial Services	8.4
Transportation	6.9
Machinery-Diversified	6.3
Environmental Control	4.3
Office Furnishings	4.0
Building Materials	3.9
Electrical Components & Equipment	3.0
Metal Fabricate/Hardware	2.9
Energy-Alternate Sources	1.8
Distribution/Wholesale	1.7
Home Furnishings	1.6
Electronics	1.5
Retail	1.5
Telecommunications	1.4
Computers	1.3
Money Market Fund	0.1
Other	(0.0)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Cooper Industries Ltd., Class A	3.1
Flowserve Corp.	2.7
Goodrich Corp.	2.7
Union Pacific Corp.	2.6
Lockheed Martin Corp.	2.5
Dover Corp.	2.4
United Technologies Corp.	2.4
Illinois Tool Works, Inc.	2.3
Chart Industries, Inc.	2.3
Honeywell International, Inc.	2.3
Total	25.3

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Value	30.7
Small-Cap Growth	25.5
Mid-Cap Growth	14.8
Mid-Cap Value	14.6
Large-Cap Value	11.8
Large-Cap Growth	2.6

16

Manager's Analysis (Continued)

PowerShares Dynamic Industrials Sector Portfolio (ticker: PRN)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Dynamic Industrial Sector IntellidexSM Index	-36.87	-10.34	-24.27
S&P Industrials Index	-42.48	-14.62	-33.52
Dow Jones Industrials Index	-34.12	-10.53	-24.98
Fund
NAV Return	-37.41	-11.00	-25.68
Share Price Return	-37.51	-11.04	-25.77

Fund Inception: October 12, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.90%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.65% while the Fund's gross total operating expense ratio was 0.81%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Industrials Index and Dow Jones Industrials Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 56 and 270 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

17

Manager's Analysis

PowerShares Dynamic Technology Sector Portfolio (ticker: PTF)

The PowerShares Dynamic Technology Sector Portfolio (the "Fund") is based on the Dynamic Technology Sector IntellidexSM Index ("Index") and seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

For the year ended April 30, 2009, the Fund returned -30.37%, underperforming the overall S&P Information Technology Index which returned -26.69%.

Overallocation and stock selection within IT services, and stock selection within computers & peripherals industries made the largest negative contribution to the Fund. Positive stock selection in the software industry helped offset the Fund's negative performance.

Overallocation to small cap and underallocation combined with poor stock selection within mega cap companies had the largest negative impact on the Fund's performance.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Software	26.5
Computers	25.2
Telecommunications	13.9
Internet	11.3
Commercial Services	9.8
Electronics	6.7
Semiconductors	5.4
Home Furnishings	1.2
Money Market Fund	0.2
Other	(0.2)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	42.0
Mid-Cap Growth	24.0
Large-Cap Growth	14.3
Mid-Cap Value	7.8
Small-Cap Value	7.0
Large-Cap Value	4.9

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Autodesk, Inc.	3.2
Dolby Laboratroies, Inc., Class A	2.9
Apple, Inc.	2.9
McAfee, Inc.	2.7
Cisco Systems, Inc.	2.7
Microsoft Corp.	2.6
EMC Corp.	2.4
BMC Software, Inc.	2.4
Xilinx, Inc.	2.4
International Business Machines Corp.	2.3
Total	26.5

18

Manager's Analysis (Continued)

PowerShares Dynamic Technology Sector Portfolio (ticker: PTF)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)		As of April 30, 2009
	Avg Ann††	Fund Inception†
	1 Year	Avg Ann††	Cumulative
Index
Dynamic Technology Sector IntellidexSM Index	-29.96	-13.64	-31.18
S&P Information Technology Index	-26.69	-7.37	-17.95
Dow Jones Technology Index	-25.45	-7.02	-17.14
Fund
NAV Return	-30.37	-14.20	-32.30
Share Price Return	-30.31	-14.20	-32.30

Fund Inception: October 12, 2006

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.94%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.65% while the Fund's gross total operating expense ratio was 0.89%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Information Technology Index and Dow Jones Technology Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 70 and 252 common stocks, respectively.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

19

Manager's Analysis

PowerShares Dynamic Telecommunications & Wireless Portfolio (ticker: PTE)

The PowerShares Dynamic Telecommunications & Wireless Portfolio (the "Fund") is based on the Dynamic Telecommunications & Wireless IntellidexSM Index ("Index") and seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

For the year ended April 30, 2009, the Fund returned -26.55%, while the S&P Telecommunication Services Index returned -26.05% for the same period.

Overallocation within the communications equipment industry and poor stock selection in diversified telecommunication services made the largest negative contribution to the Fund's performance. Conversely, overallocation and stock selection within household durables and software industries partially offset the negative returns of the Fund.

Overallocation within small- and mid-cap companies made the largest negative contribution to the Fund's performance. Conversely, overallocation and stock selection within large-cap companies partially offset the negative performance of the Fund.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Telephone-Integrated	37.5
Cable/Satellite TV	15.6
Telecommunication Services	10.4
Networking Products	10.0
Internet Infrastructure Software	6.0
Cellular Telecommunications	4.3
Electronic Component-Miscellaneous	3.5
Internet Connective Services	3.0
Web Portals/ISP	2.8
Data Processing/Management	2.5
Wireless Equipment	2.2
Telecommunication Equipment	2.1
Money Market Fund	0.7
Other	(0.6)

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Small-Cap Growth	29.1
Mid-Cap Value	25.5
Large-Cap Growth	16.2
Large-Cap Value	15.0
Small-Cap Value	11.0
Mid-Cap Growth	3.2

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Cisco Systems, Inc.	5.7
Sprint Nextel Corp.	5.7
DIRECTV Group (The), Inc.	5.3
Comcast Corp., Class A	5.1
DISH Network Corp., Class A	5.1
Qwest Communications International, Inc.	5.0
AT&T, Inc.	4.6
Verizon Communications, Inc.	4.6
3Com Corp.	4.3
Garmin Ltd.	3.5
Total	48.9

20

Manager's Analysis (Continued)

PowerShares Dynamic Telecommunications & Wireless Portfolio (ticker: PTE)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Telecommunications & Wireless IntellidexSM Index	-25.87	-10.88	-6.48	-20.36
S&P Telecommunication Services Index	-26.05	-2.94	-0.39	-1.34
S&P Information Technology Index	-26.69	-6.63	-5.85	-18.62
Russell 3000 Index	-34.95	-10.94	-7.98	-24.74
S&P SuperComposite Telecommunication Services Index	-32.76	-2.85	-2.02	-6.89
Fund
NAV Return	-26.55	-11.37	-7.13	-22.21
Share Price Return	-26.55	-11.39	-7.13	-22.21

Fund Inception: December 6, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 1.01%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 1.29%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Telecommunication Services Index, S&P Information Technology Index, Russell 3000 Index and S&P SuperComposite Telecommunication Services Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 9, 70, 2,918 and 17 common stocks, respectively. The S&P Telecommunication Services Index and the S&P Information Technology Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

21

Manager's Analysis

PowerShares Dynamic Utilities Portfolio (ticker: PUI)

The PowerShares Dynamic Utilities Portfolio (the "Fund") is based on the Dynamic Utilities Sector IntellidexSM Index ("Index") and seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of that equity index.

For the year ended April 30, 2009, the Fund returned -29.00%, outperforming the S&P Utilities Index which returned -32.76%.

Stock selection within the gas utility industry made the largest positive contribution to the Fund. Conversely, stock selection within the independent power producers & energy traders and commercial services & supplies industries partially offset the positive performance of the Fund.

Stock selection within mid cap companies and overallocation to small-cap companies made the largest positive contribution to the Fund's performance. Underallocation to mega-cap names also boosted performance. Conversely, stock selection within large-cap companies partially offset the positive performance of the Fund.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Electric-Integrated	67.5
Gas-Distribution	18.7
Water	5.4
Electric-Generation	3.0
Independent Power Producer	2.8
Energy-Alternate Sources	2.5
Money Market Fund	0.0
Other	0.1

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Value	39.9
Mid-Cap Value	24.8
Small-Cap Value	13.6
Small-Cap Growth	13.4
Mid-Cap Growth	8.3

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
Sempra Energy	5.4
Public Service Enterprise Group, Inc.	5.4
Edison International	5.1
Duke Energy Corp.	5.0
Exelon Corp.	4.8
PG&E Corp.	4.8
FirstEnergy Corp.	4.7
Southern (The) Co.	4.7
AES (The) Corp.	3.0
DPL, Inc.	3.0
Total	45.9

22

Manager's Analysis (Continued)

PowerShares Dynamic Utilities Portfolio (ticker: PUI)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)			As of April 30, 2009
	Avg Ann††		Fund Inception†
	1 Year	3 Year	Avg Ann††	Cumulative
Index
Dynamic Utilities IntellidexSM Index	-28.58	-4.20	-1.39	-4.79
S&P Utilities Index (name change from S&P SuperComposite Utilities)	-32.76	-2.85	-2.08	-7.09
Dow Jones Utilities Index	-31.80	-2.31	-1.75	-5.99
Russell 3000 Index	-34.95	-10.94	-6.79	-21.81
Fund
NAV Return	-29.00	-4.77	-2.01	-6.89
Share Price Return	-29.11	-4.80	-2.02	-6.92

Fund Inception: October 26, 2005

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Adviser has waived fees and reimbursed other expenses, absent which, performance would have been lower. The Adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2010. According to the Fund's current prospectus, the total gross annual operating expense ratio was indicated as 0.86%. In the Financial Highlights section of this Shareholder Report, the Fund's net (subsidized) total operating expense ratio was determined to be 0.63% while the Fund's gross total operating expense ratio was 0.82%. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The S&P Utilities Index, Dow Jones Utilities Index and Russell 3000 Index (the "Benchmark Indices") are unmanaged indices used as a measurement of change in stock market conditions based on the average performance of approximately 35, 90, and 2,918 common stocks, respectively. The S&P Utilities Index (name change from S&P SuperComposite Utilities Index) and the Dow Jones Utilities Index will be used for comparative purposes going forward as these represent the most appropriate market indices for this fund.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Indices are based on the closest month-end to the Fund's inception date.

††  Average annualized.

23

Manager's Analysis

PowerShares NASDAQ Internet Portfolio (ticker: PNQI)

The PowerShares NASDAQ Internet Portfolio (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses), of the NASDAQ Internet IndexSM ("Index"), and is designed to track the performance of the largest and most liquid U.S.-listed companies engaged in internet-related businesses and that are listed on one of the major U.S. stock exchanges. The Index employs a modified market capitalization-weighted methodology based on the market capitalization ranking of the Index securities and is rebalanced quarterly.

The Fund outperformed the NASDAQ-100® Index returning -25.33% while the NASAQ-100® Index returned -31.02% from the inception date of the Fund (June 12, 2008) through 4/30/2009. Internet companies in general outperformed the general market during this time. Technology and consumer discretionary sectors were overrepresented in the Fund with Amazon, Netflix and Priceline all contributing positively to the overall performance of the Fund.

Industry Breakdown (% of the Fund's

Net Assets) as of April 30, 2009

Web Portals/ISP	22.9
E-Commerce/Services	22.7
E-Commerce/Products	11.9
Internet Content-Information/Network	8.1
Web Hosting/Design	5.0
Internet Infrastructure Software	4.8
E-Marketing/Information	4.1
Internet Security	3.4
Enterprise Software/Services	3.1
E-Services/Consulting	2.0
Telecommuniction Services	2.0
Printing-Commercial	1.8
Internet Application Software	1.7
Internet Telephony	1.3
Computer Software	1.1
Educational Software	1.1
Internet Connective Services	0.6
Commercial Services-Finance	0.6
Networking Products	0.5
Retail-Pet Food & Supplies	0.5
Communications Software	0.2
Internet Incubators	0.2
Internet Financial Services	0.2
Advertising Services	0.1
Money Market Fund	0.1
Other	(0.0)

Top Ten Fund Holdings (% of the Fund's

Net Assets) as of April 30, 2009

Security
eBay, Inc.	9.2
Amazon.com, Inc.	7.6
Google, Inc., Class A	7.5
Baidu, Inc. ADR (China)	6.8
Yahoo!, Inc.	6.4
Expedia, Inc.	4.4
Akamai Technologies, Inc.	3.9
priceline.com, Inc.	3.4
Netflix, Inc.	3.3
Equinix, Inc.	3.2
Total	55.7

Style Allocation (% of the Fund's

Total Investments) as of April 30, 2009

Large-Cap Growth	31.0
Mid-Cap Growth	27.9
Small-Cap Growth	23.5
Large-Cap Value	9.2
Mid-Cap Value	4.4
Small-Cap Value	4.0

24

Manager's Analysis (Continued)

PowerShares NASDAQ Internet Portfolio (ticker: PNQI)

Growth of a $10,000 Investment Since Inception†

Fund Performance History (%)	As of April 30, 2009
Fund Inception† Cumulative
Index
NASDAQ Internet Index	-25.05
NASDAQ-100® Index	-31.02
Fund
NAV Return	-25.33
Share Price Return	-26.53

Fund Inception: June 12, 2008

Performance quoted represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. According to the Fund's current prospectus, the total gross annual operating expense ratio of 0.60% is expressed as a unitary fee to cover operating expenses incurred in connection with managing the portfolio. NAV and Share Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Share Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invescopowershares.com to find the most recent month-end performance numbers.

Index performance results are based upon a hypothetical investment in its constituent securities. Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

The NASDAQ-100® Index ("Benchmark") is an unmanaged index used as a measurement of change in stock market conditions based on the average performance of approximately 100 common stocks.

†  Fund and underlying Index returns are based on the inception date of the Fund. Returns for the Benchmark Index are based on the closest month-end to the Fund's inception date.

25

Frequency Distribution of Discounts & Premiums

Since Inception through April 30, 2009

				Closing Price Above NAV (bps)
Ticker	Fund Name	Inception	Days	0-24	25-49	50-99	100-149	150-199	200+
PYZ	PowerShares Dynamic Basic Materials Sector Portfolio	10/12/06	641	261	18	3	0	0	0
PEZ	PowerShares Dynamic Consumer Discretionary Sector Portfolio	10/12/06	641	249	16	4	0	0	1
PSL	PowerShares Dynamic Consumer Staples Sector Portfolio	10/12/06	641	258	15	6	0	0	2
PXI	PowerShares Dynamic Energy Sector Portfolio	10/12/06	641	216	15	6	1	0	0
PFI	PowerShares Dynamic Financial Sector Portfolio	10/12/06	641	259	21	8	1	1	1
PTH	PowerShares Dynamic Healthcare Sector Portfolio	10/12/06	641	236	12	12	0	0	0
PRN	PowerShares Dynamic Industrials Sector Portfolio	10/12/06	641	268	11	7	0	0	1
PTF	PowerShares Dynamic Technology Sector Portfolio	10/12/06	641	252	54	9	1	1	1
PTE	PowerShares Dynamic Telecommunications & Wireless Portfolio	12/6/05	855	331	41	8	2	0	0
PUI	PowerShares Dynamic Utilities Portfolio	10/26/05	883	335	25	5	1	1	1
PNQI	PowerShares NASDAQ Internet Portfolio	6/12/08	189	56	7	2	0	2	2

26

	Closing Price Below NAV (bps)
Ticker	-0-24	-25-49	-50-99	-100-149	-150-199	-200+
PYZ	346	11	2	0	0	0
PEZ	360	9	1	0	0	1
PSL	353	6	1	0	0	0
PXI	389	9	5	0	0	0
PFI	325	14	5	4	2	0
PTH	372	9	0	0	0	0
PRN	343	11	0	0	0	0
PTF	308	12	1	0	0	2
PTE	445	24	4	0	0	0
PUI	500	14	0	0	1	0
PNQI	114	4	1	0	0	1

27

Fees and Expenses

As a shareholder of a Fund of the PowerShares Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2009.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Dynamic Basic Materials Sector Portfolio Actual	$1,000.00	$968.29	0.65%	$3.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Consumer Discretionary Sector Portfolio Actual	$1,000.00	$1,063.43	0.64%	$3.27
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	0.64%	$3.21
PowerShares Dynamic Consumer Staples Sector Portfolio Actual	$1,000.00	$933.37	0.65%	$3.12
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Energy Sector Portfolio Actual	$1,000.00	$849.40	0.65%	$2.98
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26

28

Fees and Expenses (Continued)

	Beginning Account Value November 1, 2008	Ending Account Value April 30, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (1)
PowerShares Dynamic Financial Sector Portfolio Actual	$1,000.00	$815.18	0.65%	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Healthcare Sector Portfolio Actual	$1,000.00	$875.25	0.65%	$3.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Industrials Sector Portfolio Actual	$1,000.00	$944.42	0.65%	$3.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Technology Sector Portfolio Actual	$1,000.00	$1,027.34	0.65%	$3.27
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
PowerShares Dynamic Telecommunications & Wireless Portfolio Actual	$1,000.00	$995.99	0.63%	$3.12
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares Dynamic Utilities Portfolio Actual	$1,000.00	$866.14	0.63%	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16
PowerShares NASDAQ Internet Portfolio Actual	$1,000.00	$1,193.76	0.60%	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01

(1)  Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2009. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value for the period; then multiplying the result by 181 and then dividing the result by 365. Expense ratios for the most recent half-year may differ from expense ratios based on the annualized data in the Financial Highlights.

29

Schedule of Investments

PowerShares Dynamic Basic Materials Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.8%
	Agricultural Chemicals—6.2%
2,951	CF Industries Holdings, Inc.	$212,620
4,562	Monsanto Co.	387,268
8,083	Mosaic (The) Co.	326,957
7,359	Terra Industries, Inc.	195,014
		1,121,859
	Alternative Waste Technology—1.2%
12,956	Calgon Carbon Corp.*	219,993
	Building Products - Cement/Aggregate—1.5%
9,952	Eagle Materials, Inc.	276,666
	Chemicals - Diversified—14.9%
48,598	Dow Chemical (The) Co.	777,567
18,549	E.I. du Pont de Nemours & Co.	517,517
4,695	FMC Corp.	228,787
17,872	Innophos Holdings, Inc.	265,042
18,180	Olin Corp.	229,068
11,203	PPG Industries, Inc.	493,492
50,613	Solutia, Inc.*	190,305
		2,701,778
	Chemicals - Plastics—2.9%
117,888	PolyOne Corp.*	323,013
13,282	A. Schulman, Inc.	208,395
		531,408
	Chemicals - Specialty—16.0%
9,147	Balchem Corp.	227,669
10,949	Ecolab, Inc.	422,084
7,214	International Flavors & Fragrances, Inc.	225,077
6,904	Lubrizol (The) Corp.	298,391
6,344	Minerals Technologies, Inc.	235,933
5,491	NewMarket Corp.	345,933
12,245	OM Group, Inc.*	341,146
9,396	Sensient Technologies Corp.	219,678
9,747	Sigma-Aldrich Corp.	427,308
15,196	Valhi, Inc.	161,685
		2,904,904
	Coatings/Paint—1.5%
11,365	Valspar (The) Corp.	272,760
	Consumer Products - Miscellaneous—1.3%
6,795	Scotts Miracle-Gro (The) Co., Class A	229,467
	Containers - Metal/Glass—8.6%
8,637	Ball Corp.	325,788
30,319	Bway Holding Co.*	282,573
9,003	Crown Holdings, Inc.*	198,516
6,172	Greif, Inc., Class A	279,406
12,308	Owens-Illinois, Inc.*	300,192
3,869	Silgan Holdings, Inc.	179,870
		1,566,345

Number of Shares		Value
	Common Stocks (Continued)
	Containers - Paper/Plastic—8.9%
10,221	Bemis Co., Inc.	$245,713
17,922	Packaging Corp. of America	284,422
11,990	Pactiv Corp.*	262,101
6,874	Rock-Tenn Co., Class A	259,562
17,007	Sealed Air Corp.	324,154
9,849	Sonoco Products Co.	240,414
		1,616,366
	Diversified Manufacturing Operations—1.5%
14,206	Koppers Holdings, Inc.	269,346
	Forestry—2.8%
14,403	Weyerhaeuser Co.	507,850
	Gold Mining—2.9%
8,359	Newmont Mining Corp.	336,366
106,629	Western Goldfields, Inc. (Canada)*	189,800
		526,166
	Industrial Gases—6.7%
7,524	Air Products & Chemicals, Inc.	495,831
6,164	Airgas, Inc.	265,792
6,132	Praxair, Inc.	457,509
		1,219,132
	Metal - Copper—2.6%
25,380	Southern Copper Corp.	471,307
	Metal - Iron—1.6%
12,300	Cliffs Natural Resources, Inc.	283,638
	Miscellaneous Manufacturing—1.2%
6,764	AptarGroup, Inc.	209,887
	Non-Ferrous Metals—1.2%
32,500	Titanium Metals Corp	220,675
	Paper & Related Products—4.8%
30,514	Glatfelter	270,964
20,321	MeadWestvaco Corp.	318,228
12,487	Schweitzer-Mauduit International, Inc.	286,826
		876,018
	Quarrying—3.2%
3,634	Compass Minerals International, Inc.	175,231
8,403	Vulcan Materials Co.	399,563
		574,794
	Steel - Producers—6.5%
13,854	Carpenter Technology Corp.	286,362
10,340	Nucor Corp.	420,735
17,690	United States Steel Corp.	469,669
		1,176,766

See Notes to Financial Statements.

30

Schedule of Investments (Continued)

PowerShares Dynamic Basic Materials Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks (Continued)
	Steel - Specialty—1.8%
9,649	Allegheny Technologies, Inc.	$315,812
	Total Common Stocks (Cost $21,084,130)	18,092,937
	Money Market Fund—0.5%
81,054	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $81,054)	81,054
	Total Investments (Cost $21,165,184)—100.3%	18,173,991
	Liabilities in excess of other assets—(0.3%)	(45,193)
	Net Assets—100.0%	$18,128,798

*  Non-income producing security.

See Notes to Financial Statements.

31

Schedule of Investments

PowerShares Dynamic Consumer Discretionary Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Advertising—2.5%
10,940	Omnicom Group, Inc.	$344,282
	Aerospace/Defense—1.2%
2,370	National Presto Industries, Inc.	168,886
	Airlines—2.8%
4,178	Allegiant Travel Co.*	217,423
14,004	Skywest, Inc.	168,608
		386,031
	Apparel—10.3%
8,794	Carter's, Inc.*	188,016
16,427	Maidenform Brands, Inc.*	209,444
7,627	Polo Ralph Lauren Corp.	410,638
12,747	Timberland (The) Co., Class A*	207,011
6,625	Warnaco Group (The), Inc.*	191,065
9,459	Wolverine World Wide, Inc.	197,031
		1,403,205
	Chemicals—2.4%
5,722	Sherwin-Williams (The) Co.	324,094
	Commercial Services—12.1%
3,626	Apollo Group, Inc., Class A*	228,257
2,586	Capella Education Co.*	132,869
7,281	Corinthian Colleges, Inc.*	112,127
6,338	Interactive Data Corp.	142,478
2,317	ITT Educational Services, Inc.*	233,484
10,002	Lincoln Educational Services Corp.*	165,933
4,495	Pre-Paid Legal Services, Inc.*	165,551
8,186	Rent-A-Center, Inc.*	157,581
846	Strayer Education, Inc.	160,241
29,327	Ticketmaster Entertainment, Inc.*	154,260
		1,652,781
	Distribution/Wholesale—3.1%
16,914	FGX International Holdings Ltd.*	194,849
11,363	Fossil, Inc.*	229,078
		423,927
	Entertainment—2.8%
7,712	Bally Technologies, Inc.*	201,900
7,419	International Speedway Corp., Class A	175,682
		377,582
	Internet—3.7%
4,058	Amazon.com, Inc.*	326,751
3,969	Netflix, Inc.*	179,835
		506,586
	Leisure Time—2.7%
13,443	Carnival Corp.	361,348
	Media—1.1%
4,569	John Wiley & Sons, Inc., Class A	154,889

Number of Shares		Value
	Common Stocks (Continued)
	Retail—50.2%
6,185	Aeropostale, Inc.*	$210,104
12,345	Bed Bath & Beyond, Inc.*	375,535
4,647	Buffalo Wild Wings, Inc.*	181,419
17,034	Cabela's, Inc.*	218,206
9,803	Cato (The) Corp., Class A	188,414
7,844	Children's Place Retail Stores (The), Inc.*	223,083
6,771	Dollar Tree, Inc.*	286,684
14,458	Dress Barn, Inc.*	218,894
9,581	Family Dollar Stores, Inc.	317,993
17,259	Foot Locker, Inc.	205,210
24,366	Gap (The), Inc.	378,647
10,027	Genesco, Inc.*	228,415
5,577	Gymboree (The) Corp.*	191,849
13,979	hhgregg, Inc.*	232,051
16,149	Hot Topic, Inc.*	197,664
18,651	Limited Brands, Inc.	212,994
5,033	McDonald's Corp.	268,209
13,427	Men's Wearhouse (The), Inc.	250,279
7,281	P.F. Chang's China Bistro, Inc.*	219,741
3,257	Panera Bread Co., Class A*	182,425
7,155	PetSmart, Inc.	163,706
8,656	Phillips-Van Heusen Corp.	251,284
11,381	Regis Corp.	217,832
8,907	Ross Stores, Inc.	337,932
11,805	TJX Cos., Inc.	330,186
57,366	Wet Seal (The), Inc., Class A*	218,564
10,003	Yum! Brands, Inc.	333,600
18,179	Zumiez, Inc.*	219,239
		6,860,159
	Textiles—1.6%
5,986	UniFirst Corp.	223,218
	Toys/Games/Hobbies—3.5%
11,487	Hasbro, Inc.	306,243
5,546	Marvel Entertainment, Inc.*	165,493
		471,736
	Total Common Stocks (Cost $12,042,839)	13,658,724
	Money Market Fund—0.3%
36,181	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $36,181)	36,181
	Total Investments (Cost $12,079,020)—100.3%	13,694,905
	Liabilities in excess of other assets—(0.3%)	(37,099)
	Net Assets—100.0%	$13,657,806

*  Non-income producing security.

See Notes to Financial Statements.

32

Schedule of Investments

PowerShares Dynamic Consumer Staples Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.8%
	Agriculture—9.3%
128,147	Alliance One International, Inc.*	$480,551
52,648	Altria Group, Inc.	859,742
30,490	Archer-Daniels-Midland Co.	750,664
24,207	Reynolds American, Inc.	919,382
35,728	Vector Group Ltd.	481,613
		3,491,952
	Beverages—13.8%
10,316	Brown-Forman Corp., Class B	479,694
19,899	Coca-Cola (The) Co.	856,653
38,623	Coca-Cola Enterprises, Inc.	658,908
33,976	Constellation Brands, Inc., Class A*	393,782
13,323	Hansen Natural Corp.*	543,045
23,967	Pepsi Bottling Group (The), Inc.	749,448
26,695	PepsiAmericas, Inc.	655,896
16,886	PepsiCo, Inc.	840,247
		5,177,673
	Cosmetics/Personal Care—13.4%
20,027	Alberto-Culver Co.	446,402
25,207	Avon Products, Inc.	573,711
140,313	Bare Escentuals, Inc.*	1,299,298
6,990	Chattem, Inc.*	383,821
13,508	Colgate-Palmolive Co.	796,972
16,875	Procter & Gamble (The) Co.	834,300
142,569	Revlon, Inc., Class A*	675,777
		5,010,281
	Environmental Control—1.6%
102,399	Darling International, Inc.*	585,722
	Food—37.0%
14,447	American Italian Pasta Co., Class A*	454,214
16,563	Campbell Soup Co.	426,000
29,403	ConAgra Foods, Inc.	520,433
21,682	Dean Foods Co.*	448,817
62,013	Del Monte Foods Co.	468,198
15,489	General Mills, Inc.	785,137
24,881	H.J. Heinz Co.	856,404
13,161	Hershey (The) Co.	475,639
13,931	Hormel Foods Corp.	435,901
14,045	J & J Snack Foods Corp.	544,384
20,886	Kellogg Co.	879,509
35,684	Kraft Foods, Inc., Class A	835,006
39,327	Kroger (The) Co.	850,250
11,404	Lancaster Colony Corp.	499,495
14,143	McCormick & Co., Inc.	416,511
12,726	Nash Finch Co.	372,745
7,317	Ralcorp Holdings, Inc.*	418,240
23,967	Safeway, Inc.	473,348
504	Seaboard Corp.	471,240
28,980	Spartan Stores, Inc.	471,505
37,808	Sysco Corp.	882,062

Number of Shares		Value
	Common Stocks (Continued)
15,978	Weis Markets, Inc.	$591,026
36,493	Whole Foods Market, Inc.	756,500
45,853	Winn-Dixie Stores, Inc.*	525,475
		13,858,039
	Household Products/Wares—9.1%
59,356	Central Garden & Pet Co., Class A*	538,359
9,063	Church & Dwight Co., Inc.	493,118
9,124	Clorox (The) Co.	511,400
17,255	Kimberly-Clark Corp.	847,911
81,059	Prestige Brands Holdings, Inc.*	523,641
18,016	WD-40 Co.	487,513
		3,401,942
	Pharmaceuticals—1.7%
32,507	Herbalife Ltd. (Cayman Islands)	644,289
	Retail—13.9%
14,839	BJ's Wholesale Club, Inc.*	494,732
22,270	Casey's General Stores, Inc.	592,605
31,580	CVS Caremark Corp.	1,003,612
47,170	Nu Skin Enterprises, Inc., Class A	604,719
28,680	Pantry (The), Inc.*	677,422
32,176	PetMed Express, Inc.*	523,182
26,518	Pricesmart, Inc.	473,346
16,509	Wal-Mart Stores, Inc.	832,054
		5,201,672
	Total Common Stocks (Cost $39,114,245)	37,371,570
	Money Market Fund—0.2%
90,927	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $90,927)	90,927
	Total Investments (Cost $39,205,172)—100.0%	37,462,497
	Liabilities in excess of other assets—(0.0%)	(9,210)
	Net Assets—100.0%	$37,453,287

*  Non-income producing security.

See Notes to Financial Statements.

33

Schedule of Investments

PowerShares Dynamic Energy Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Coal—6.1%
19,239	Alliance Holdings GP LP	$353,613
17,743	Foundation Coal Holdings, Inc.	288,146
22,098	Peabody Energy Corp.	583,167
15,703	Walter Energy, Inc.	358,028
		1,582,954
	Computer Services—1.1%
7,004	IHS, Inc., Class A*	289,685
	Electric - Integrated—1.1%
13,924	NorthWestern Corp.	291,290
	Energy - Alternate Sources—1.0%
18,733	Covanta Holding Corp.*	264,323
	Gas - Distribution—6.6%
7,208	Laclede Group (The), Inc.	249,973
9,413	National Fuel Gas Co.	307,899
12,582	Sempra Energy	579,024
11,893	UGI Corp.	272,825
9,397	WGL Holdings, Inc.	292,623
		1,702,344
	Oil Companies - Exploration & Production—15.0%
14,966	Anadarko Petroleum Corp.	644,436
13,320	Arena Resources, Inc.*	381,884
45,650	BreitBurn Energy Partners LP	289,421
11,384	Clayton Williams Energy, Inc.*	341,862
7,834	Contango Oil & Gas Co.*	296,830
10,452	EOG Resources, Inc.	663,493
23,580	Petroleum Development Corp.*	382,232
18,181	Southwestern Energy Co.*	651,971
50,055	VAALCO Energy, Inc.*	238,762
		3,890,891
	Oil Companies - Integrated—6.5%
8,616	Chevron Corp.	569,518
7,703	Exxon Mobil Corp.	513,559
12,510	Murphy Oil Corp.	596,852
		1,679,929
	Oil Field Machinery & Equipment—10.7%
27,131	Cameron International Corp.*	694,011
13,580	Dresser-Rand Group, Inc.*	334,475
13,574	Dril-Quip, Inc.*	466,674
10,770	FMC Technologies, Inc.*	368,657
8,685	Lufkin Industries, Inc.	303,107
19,568	National Oilwell Varco, Inc.*	592,519
		2,759,443
	Oil - Field Services—27.8%
17,846	Baker Hughes, Inc.	634,961
45,217	Basic Energy Services, Inc.*	461,213
29,505	BJ Services Co.	409,824
56,498	Cal Dive International, Inc.*	447,464
8,207	CARBO Ceramics, Inc.	252,037

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
3,783	Core Laboratories NV (Netherlands)	$314,859
32,071	Halliburton Co.	648,476
91,742	Helix Energy Solutions Group, Inc.*	833,936
106,860	Key Energy Services, Inc.*	469,115
96,066	Newpark Resources, Inc.*	268,985
48,939	RPC, Inc.	523,647
13,743	Schlumberger Ltd.	673,270
4,762	SEACOR Holdings, Inc.*	312,959
21,630	Superior Energy Services, Inc.*	415,512
49,620	Superior Well Services, Inc.*	530,934
		7,197,192
	Oil Refining & Marketing—5.0%
60,448	CVR Energy, Inc.*	444,897
41,958	Delek US Holdings, Inc.	430,909
15,638	Sunoco, Inc.	414,563
		1,290,369
	Oil & Gas Drilling—12.3%
11,607	ENSCO International, Inc.	328,246
29,384	Nabors Industries, Ltd. (Bermuda)*	446,931
21,272	Noble Corp. (Switzerland)	581,364
178,324	Parker Drilling Co.*	492,174
74,301	Pioneer Drilling Co.*	371,505
16,549	Pride International, Inc.*	375,662
8,751	Transocean Ltd. (Switzerland)*	590,517
		3,186,399
	Pipelines—2.6%
15,056	NuStar GP Holdings LLC	340,416
17,990	Williams Pipeline Partners LP	336,413
		676,829
	Retail - Petroleum Products—1.5%
9,835	World Fuel Services Corp.	375,009
	Transport - Marine—2.6%
11,093	Overseas Shipholding Group, Inc.	318,480
8,077	Tidewater, Inc.	349,330
		667,810
	Total Common Stocks and Other Equity Interests (Cost $25,589,658)	25,854,467
	Money Market Fund—0.3%
66,853	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $66,853)	66,853
	Total Investments (Cost $25,656,511)—100.2%	25,921,320
	Liabilities in excess of other assets—(0.2%)	(43,277)
	Net Assets—100.0%	$25,878,043

*  Non-income producing security.

See Notes to Financial Statements.

34

Schedule of Investments

PowerShares Dynamic Financial Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.8%
	Commercial Banks - Central U.S.—4.2%
4,893	BancFirst Corp.	$208,931
20,201	Bank Mutual Corp.	207,464
4,500	UMB Financial Corp.	205,965
		622,360
	Commercial Banks - Eastern U.S.—2.5%
9,977	Community Bank System, Inc.	164,122
8,687	NBT Bancorp, Inc.	205,708
		369,830
	Commercial Banks - Southern U.S.—1.3%
1,595	First Citizens BancShares, Inc., Class A	190,874
	Commercial Banks - Western U.S.—1.3%
5,328	Bank of Hawaii Corp.	187,226
	Fiduciary Banks—2.1%
5,634	Northern Trust Corp.	306,264
	Finance - Consumer Loans—2.8%
33,471	Nelnet, Inc., Class A*	201,830
18,697	Ocwen Financial Corp.*	207,911
		409,741
	Finance - Credit Card—1.7%
29,791	Discover Financial Services	242,201
	Finance - Investment Banker/Broker—13.5%
12,149	Interactive Brokers Group, Inc., Class A*	179,198
8,767	Investment Technology Group, Inc.*	199,712
9,704	Knight Capital Group, Inc., Class A*	150,315
29,533	LaBranche & Co., Inc.*	123,448
17,295	optionsXpress Holdings, Inc.	284,676
12,228	Raymond James Financial, Inc.	191,857
12,579	SWS Group, Inc.	160,885
26,365	TD Ameritrade Holding Corp.*	419,468
31,966	TradeStation Group, Inc.*	259,244
		1,968,803
	Finance - Leasing Company—1.5%
8,984	Financial Federal Corp.	221,096
	Insurance Brokers—3.7%
8,184	Aon Corp.	345,365
10,119	Brown & Brown, Inc.	196,916
		542,281
	Investment Management/Advisory Service—6.4%
19,633	Ameriprise Financial, Inc.	517,329
6,833	Franklin Resources, Inc.	413,260
		930,589

Number of Shares		Value
	Common Stocks (Continued)
	Life/Health Insurance—7.1%
18,672	Aflac, Inc.	$539,434
30,742	Unum Group	502,324
		1,041,758
	Multi-line Insurance—11.3%
8,572	ACE Ltd.	397,055
10,970	American Financial Group, Inc.	192,853
15,236	Cincinnati Financial Corp.	364,902
22,198	Horace Mann Educators Corp.	194,898
16,953	MetLife, Inc.	504,352
		1,654,060
	Property/Casualty Insurance—33.5%
4,029	American Physicians Capital, Inc.	167,848
11,772	Amerisafe, Inc.*	180,818
20,370	Amtrust Financial Services, Inc.	185,978
5,795	Arch Capital Group Ltd.*	334,835
8,016	Chubb (The) Corp.	312,223
11,732	CNA Surety Corp.*	225,841
17,781	Employers Holdings, Inc.	148,294
14,281	First Mercury Financial Corp.*	188,795
4,601	FPIC Insurance Group, Inc.*	140,515
4,854	Hanover Insurance Group (The), Inc.	145,523
5,736	Harleysville Group, Inc.	165,885
7,777	HCC Insurance Holdings, Inc.	186,026
4,804	Infinity Property & Casualty Corp.	169,293
29,635	Meadowbrook Insurance Group, Inc.	176,328
3,268	Navigators Group (The), Inc.*	148,302
3,572	ProAssurance Corp.*	156,954
27,048	Progressive (The) Corp.	413,292
3,485	RLI Corp.	167,385
5,459	Safety Insurance Group, Inc.	180,420
17,562	Seabright Insurance Holdings, Inc.*	162,975
8,372	Tower Group, Inc.	227,635
8,657	Travelers (The) Cos., Inc.	356,149
15,038	W.R. Berkley Corp.	359,558
		4,900,872
	Reinsurance—5.7%
6,025	Argo Group International Holdings Ltd. (Bermuda)*	168,640
7,834	Aspen Insurance Holdings Ltd. (Bermuda)	184,726
3,674	Odyssey Re Holdings Corp.	140,677
5,056	PartnerRe Ltd.	344,769
		838,812
	S & L/Thrifts - Eastern U.S.—1.2%
19,988	Provident New York Bancorp	169,298
	Total Common Stocks (Cost $16,615,223)	14,596,065

See Notes to Financial Statements.

35

Schedule of Investments (Continued)

PowerShares Dynamic Financial Sector Portfolio

April 30, 2009

Number of Shares		Value
	Money Market Fund—0.4%
68,317	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $68,317)	$68,317
	Total Investments (Cost $16,683,540)—100.2%	14,664,382
	Liabilities in excess other assets—(0.2%)	(34,301)
	Net Assets—100.0%	$14,630,081

*  Non-income producing security.

See Notes to Financial Statements.

36

Schedule of Investments

PowerShares Dynamic Healthcare Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.9%
	Biotechnology—12.6%
33,695	Amgen, Inc.*	$1,633,197
63,283	Cubist Pharmaceuticals, Inc.*	1,050,498
169,995	Enzon Pharmaceuticals, Inc.*	977,471
36,801	Gilead Sciences, Inc.*	1,685,485
16,333	Millipore Corp.*	965,280
197,643	NPS Pharmaceuticals, Inc.*	683,845
26,372	OSI Pharmaceuticals, Inc.*	885,308
153,197	PDL BioPharma, Inc.	1,095,359
		8,976,443
	Commercial Services—5.4%
138,136	AMN Healthcare Services, Inc.*	951,757
22,586	Chemed Corp.	956,065
29,369	Emergency Medical Services Corp., Class A*	1,023,217
17,981	Landauer, Inc.	952,633
		3,883,672
	Electronics—4.6%
19,219	Dionex Corp.*	1,210,797
46,811	Waters Corp.*	2,067,642
		3,278,439
	Healthcare - Products—22.1%
26,639	Becton Dickinson & Co.	1,611,127
20,541	C.R. Bard, Inc.	1,471,352
72,058	Cantel Medical Corporation*	1,018,180
66,861	Cyberonics, Inc.*	885,240
22,166	Gen-Probe, Inc.*	1,067,515
16,847	Haemonetics Corp.*	869,811
71,064	Hospira, Inc.*	2,335,873
28,522	ICU Medical, Inc.*	1,072,427
40,073	Immucor, Inc.*	652,789
56,065	Invacare Corp.	862,840
94,561	IRIS International, Inc.*	1,056,246
24,383	ResMed, Inc.*	937,526
38,994	STERIS Corp.	939,755
18,409	Techne Corp.	1,053,363
		15,834,044
	Healthcare - Services—27.7%
109,665	Alliance HealthCare Services, Inc.*	863,064
36,290	AMERIGROUP Corp.*	1,083,982
52,958	Centene Corp.*	972,838
35,138	DaVita, Inc.*	1,629,349
67,973	Ensign Group (The), Inc.	1,053,582
29,659	Genoptix, Inc.*	862,484
111,020	Healthspring, Inc.*	1,024,715
69,653	Humana, Inc.*	2,004,612
62,494	Kindred Healthcare, Inc.*	813,672
45,123	LHC Group, Inc.*	1,029,707
42,782	LifePoint Hospitals, Inc.*	1,105,915
27,120	Magellan Health Services, Inc.*	801,667
48,013	Molina Healthcare, Inc.*	1,039,481

Number of Shares		Value
	Common Stocks (Continued)
35,974	Quest Diagnostics, Inc.	$1,846,545
61,468	RehabCare Group, Inc.*	1,026,516
73,527	Res-Care, Inc.*	1,177,903
99,588	WellCare Health Plans, Inc.*	1,494,816
		19,830,848
	Pharmaceuticals—24.0%
34,826	Abbott Laboratories	1,457,468
51,910	AmerisourceBergen Corp.	1,746,252
89,553	Bristol-Myers Squibb Co.	1,719,418
81,752	China Sky One Medical, Inc.*	1,153,521
47,380	Endo Pharmaceuticals Holdings, Inc.*	783,665
32,776	Express Scripts, Inc.*	2,096,681
122,518	King Pharmaceuticals, Inc.*	965,442
40,190	McKesson Corp.	1,487,030
63,582	Omnicare, Inc.	1,634,693
185,036	Questcor Pharmaceuticals, Inc.*	832,662
60,032	Sepracor, Inc.*	853,055
151,951	Warner Chilcott Ltd., Class A*	1,487,600
31,811	Watson Pharmaceuticals, Inc.*	984,232
		17,201,719
	Software—3.5%
24,570	Cerner Corp.*	1,321,866
33,618	Computer Programs & Systems, Inc.	1,176,294
		2,498,160
	Total Common Stocks (Cost $78,073,659)	71,503,325
	Money Market Fund—0.2%
120,395	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $120,395)	120,395
	Total Investments (Cost $78,194,054)—100.1%	71,623,720
	Liabilities in excess of other assets—(0.1%)	(47,698)
	Net Assets—100.0%	$71,576,022

See Notes to Financial Statements.

37

Schedule of Investments

PowerShares Dynamic Industrials Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.9%
	Aerospace/Defense—19.3%
16,988	Alliant Techsystems, Inc.*	$1,353,094
25,124	Cubic Corp.	721,310
25,839	Esterline Technologies Corp.*	680,858
36,222	Goodrich Corp.	1,603,910
17,743	L-3 Communications Holdings, Inc.	1,351,129
19,019	Lockheed Martin Corp.	1,493,562
30,033	Raytheon Co.	1,358,393
28,578	Teledyne Technologies, Inc.*	912,496
18,126	Triumph Group, Inc.	749,148
29,399	United Technologies Corp.	1,435,847
		11,659,747
	Building Materials—3.9%
69,138	Apogee Enterprises, Inc.	926,449
68,776	Comfort Systems USA, Inc.	742,093
99,807	Gibraltar Industries, Inc.	668,707
		2,337,249
	Commercial Services—8.4%
84,811	Deluxe Corp.	1,229,759
53,711	DynCorp International, Inc., Class A*	819,093
127,381	H&E Equipment Services, Inc.*	959,179
70,860	Korn/Ferry International*	750,407
40,242	Standard Parking Corp.*	613,288
13,332	Watson Wyatt Worldwide, Inc., Class A	707,263
		5,078,989
	Computers—1.3%
41,024	SYKES Enterprises, Inc.*	806,532
	Distribution/Wholesale—1.7%
39,442	WESCO International, Inc.*	1,025,492
	Electrical Components & Equipment—3.0%
61,077	EnerSys*	1,041,363
21,868	Powell Industries, Inc.*	787,029
		1,828,392
	Electronics—1.5%
28,578	Thomas & Betts Corp.*	889,347
	Energy - Alternate Sources—1.8%
153,336	GT Solar International, Inc.*	1,087,152
	Engineering & Construction—10.7%
141,718	Dycom Industries, Inc.*	1,193,266
42,488	EMCOR Group, Inc.*	883,326
29,140	Exponent Inc.*	813,006
36,101	Fluor Corp.	1,367,145
18,402	Granite Construction, Inc.	725,959
51,963	KBR, Inc.	811,662
20,454	Michael Baker Corp.*	687,254
		6,481,618

Number of Shares		Value
	Common Stocks (Continued)
	Environmental Control—4.3%
41,703	American Ecology Corp.	$688,934
25,017	Stericycle, Inc.*	1,177,800
29,231	Tetra Tech, Inc.*	717,913
		2,584,647
	Home Furnishings—1.6%
45,247	American Woodmark Corp.	936,613
	Machinery - Diversified—6.3%
101,984	Chart Industries, Inc.*	1,410,439
23,784	Flowserve Corp.	1,614,934
40,591	Robbins & Myers, Inc.	769,199
		3,794,572
	Metal Fabricate/Hardware—2.9%
29,453	CIRCOR International, Inc.	757,826
30,638	L.B. Foster Co., Class A*	1,003,394
		1,761,220
	Miscellaneous Manufacturing—19.4%
89,322	Blount International, Inc.*	571,661
56,916	Cooper Industries Ltd., Class A	1,866,277
48,129	Dover Corp.	1,481,411
103,599	Federal Signal Corp.	804,964
44,738	Honeywell International, Inc.	1,396,273
43,178	Illinois Tool Works, Inc.	1,416,238
32,137	ITT Corp.	1,317,938
50,500	Pall Corp.	1,333,705
31,372	Pentair, Inc.	835,750
39,207	Tredegar Corp.	689,259
		11,713,476
	Office Furnishings—4.0%
64,955	Herman Miller, Inc.	965,881
99,204	Knoll, Inc.	702,364
162,466	Steelcase, Inc., Class A	735,971
		2,404,216
	Retail—1.5%
21,404	MSC Industrial Direct Co., Class A	874,353
	Telecommunications—1.4%
69,211	MasTec, Inc.*	865,830
	Transportation—6.9%
194,429	American Commercial Lines, Inc.*	968,256
52,931	Heartland Express, Inc.	791,318
39,537	Marten Transport Ltd.*	819,997
31,994	Union Pacific Corp.	1,572,186
		4,151,757
	Total Common Stocks (Cost $58,970,415)	60,281,202

See Notes to Financial Statements.

38

Schedule of Investments (Continued)

PowerShares Dynamic Industrials Sector Portfolio

April 30, 2009

Number of Shares		Value
	Money Market Fund—0.1%
65,780	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $65,780)	$65,780
	Total Investments (Cost $59,036,195)—100.0%	60,346,982
	Liabilities in excess of other assets—(0.0%)	(22,598)
	Net Assets—100.0%	$60,324,384

*  Non-income producing security.

See Notes to Financial Statements.

39

Schedule of Investments

PowerShares Dynamic Technology Sector Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—100.0%
	Commercial Services—9.8%
15,505	Automatic Data Processing, Inc.	$545,776
9,414	Global Payments, Inc.	301,813
28,001	SAIC, Inc.*	506,818
33,351	TeleTech Holdings, Inc.*	442,568
22,958	Total System Services, Inc.	286,286
19,728	Wright Express Corp.*	451,377
		2,534,638
	Computers—25.2%
18,140	Accenture Ltd., Class A	533,860
11,355	Affiliated Computer Services, Inc., Class A*	549,355
5,929	Apple, Inc.*	746,047
15,242	Computer Sciences Corp.*	563,344
50,429	EMC Corp.*	631,875
5,754	International Business Machines Corp.	593,870
18,131	Jack Henry & Associates, Inc.	326,721
17,962	Micros Systems, Inc.*	376,843
36,467	NCR Corp.*	370,140
25,380	Perot Systems Corp., Class A*	356,843
13,919	Synaptics, Inc.*	452,089
15,503	Synopsys, Inc.*	337,655
14,200	Syntel, Inc.	393,624
18,682	Teradata Corp.*	312,363
		6,544,629
	Electronics—6.7%
33,741	AVX Corp.	337,747
27,771	Cogent, Inc.*	314,923
18,877	Dolby Laboratories, Inc., Class A*	757,535
18,280	OSI Systems, Inc.*	342,750
		1,752,955
	Home Furnishings—1.2%
40,736	TiVo, Inc.*	305,520
	Internet—11.3%
45,844	Earthlink, Inc.*	347,498
15,420	j2 Global Communications, Inc.*	369,926
18,945	McAfee, Inc.*	711,196
50,670	S1 Corp.*	314,154
35,008	TeleCommunication Systems, Inc., Class A*	343,428
59,797	TIBCO Software, Inc.*	377,917
25,880	Websense, Inc.*	461,440
		2,925,559
	Semiconductors—5.4%
10,472	Hittite Microwave Corp.*	389,140
44,434	Skyworks Solutions, Inc.*	392,797
29,949	Xilinx, Inc.	612,157
		1,394,094
	Software—26.5%
41,726	Autodesk, Inc.*	832,015
17,870	BMC Software, Inc.*	619,553

Number of Shares		Value
	Common Stocks (Continued)
18,074	Broadridge Financial Solutions, Inc.	$349,732
31,239	CA, Inc.	538,873
48,869	Compuware Corp.*	365,540
21,362	CSG Systems International, Inc.*	309,749
29,775	JDA Software Group, Inc.*	420,125
17,181	Metavante Technologies, Inc.*	405,300
32,787	Microsoft Corp.	664,265
91,398	Novell, Inc.*	343,656
18,119	Progress Software Corp.*	383,942
25,559	Quest Software, Inc.*	371,372
21,097	Red Hat, Inc.*	364,345
36,329	RightNow Technologies, Inc.*	274,284
10,626	Sybase, Inc.*	360,859
38,254	Wind River Systems, Inc.*	280,402
		6,884,012
	Telecommunications—13.9%
130,687	3Com Corp.*	529,282
65,790	Acme Packet, Inc.*	507,241
53,092	BigBand Networks, Inc.*	311,119
36,342	Cisco Systems, Inc.*	702,128
7,643	Comtech Telecommunications Corp.*	255,811
14,383	EMS Technologies, Inc*	273,996
9,831	InterDigital, Inc.*	258,752
23,558	Tekelec*	365,149
76,005	Tellabs, Inc.*	398,266
		3,601,744
	Total Common Stocks (Cost $22,198,254)	25,943,151
	Money Market Fund—0.2%
42,186	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $42,186)	42,186
	Total Investments (Cost $22,240,440)—100.2%	25,985,337
	Liabilities in excess of other assets—(0.2%)	(53,557)
	Net Assets—100.0%	$25,931,780

*  Non-income producing security.

See Notes to Financial Statements.

40

Schedule of Investments

PowerShares Dynamic Telecommunications & Wireless Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.9%
	Cable/Satellite TV—15.6%
47,598	Comcast Corp., Class A	$735,865
31,175	DIRECTV Group (The), Inc.*	770,958
55,256	DISH Network Corp., Class A*	732,142
		2,238,965
	Cellular Telecommunications—4.3%
22,410	Syniverse Holdings, Inc.*	282,366
9,857	United States Cellular Corp.*	335,138
		617,504
	Data Processing/Management—2.5%
25,079	CSG Systems International, Inc.*	363,646
	Electronic Component - Miscellaneous—3.5%
19,806	Garmin Ltd.	498,913
	Internet Connective Services—3.0%
51,219	Cogent Communications Group, Inc.*	432,288
	Internet Infrastructure Software—6.0%
27,770	AsiaInfo Holdings, Inc.*	465,148
41,099	TeleCommunication Systems, Inc., Class A*	403,181
		868,329
	Networking Products—10.0%
153,425	3Com Corp.*	621,371
42,665	Cisco Systems, Inc.*	824,288
		1,445,659
	Telecommunications Services—10.4%
46,321	Global Crossing Ltd.*	336,290
21,889	NeuStar, Inc., Class A*	416,110
17,687	NTELOS Holdings Corp.	282,638
40,867	USA Mobility, Inc.	454,442
		1,489,480
	Telecommunication Equipment—2.1%
8,972	Comtech Telecommunications Corp.*	300,293
	Telephone - Integrated—37.5%
26,152	AT&T, Inc.	670,014
16,262	Atlantic Tele-Network, Inc.	359,065
12,878	CenturyTel, Inc.	349,638
47,093	Frontier Communications Corp.	334,831
423,836	Level 3 Communications, Inc.*	474,696
183,371	Qwest Communications International, Inc.	713,313
16,032	Shenandoah Telecommunications Co.	314,708
188,944	Sprint Nextel Corp.*	823,795
11,494	Telephone & Data Systems, Inc.	329,533
21,788	Verizon Communications, Inc.	661,048
45,452	Windstream Corp.	377,252
		5,407,893
	Web Portals/ISP—2.8%
53,820	Earthlink, Inc.*	407,956

Number of Shares		Value
	Common Stocks (Continued)
	Wireless Equipment—2.2%
16,886	Ems Technologies, Inc*	$321,678
	Total Common Stocks (Cost $16,045,178)	14,392,604
	Money Market Fund—0.7%
108,165	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $108,165)	108,165
	Total Investments (Cost $16,153,343)—100.6%	14,500,769
	Liabilities in excess of other assets—(0.6%)	(89,030)
	Net Assets—100.0%	$14,411,739

*  Non-income producing security.

See Notes to Financial Statements.

41

Schedule of Investments

PowerShares Dynamic Utilities Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks—99.9%
	Electric - Generation—3.0%
178,550	AES (The) Corp.*	$1,262,349
	Electric - Integrated—67.5%
27,002	CH Energy Group, Inc.	1,199,969
54,819	Cleco Corp.	1,156,133
55,964	DPL, Inc.	1,255,273
153,099	Duke Energy Corp.	2,114,296
75,760	Edison International	2,159,917
79,606	El Paso Electric Co.*	1,098,563
43,674	Exelon Corp.	2,014,681
48,455	FirstEnergy Corp.	1,981,810
37,396	MGE Energy, Inc.	1,147,309
51,340	Northeast Utilities	1,079,167
54,899	NorthWestern Corp.	1,148,487
34,964	NSTAR	1,098,219
53,957	PG&E Corp.	2,002,884
42,836	Pinnacle West Capital Corp.	1,172,850
68,507	Portland General Electric Co.	1,251,623
75,565	Public Service Enterprise Group, Inc.	2,254,859
68,037	Southern (The) Co.	1,964,909
28,248	Wisconsin Energy Corp.	1,128,790
63,408	Xcel Energy, Inc.	1,169,244
		28,398,983
	Energy - Alternate Sources—2.5%
73,857	Covanta Holding Corp.*	1,042,122
	Gas - Distribution—18.7%
108,999	CenterPoint Energy, Inc.	1,159,749
28,421	Laclede Group (The), Inc.	985,640
49,608	Sempra Energy	2,282,961
31,195	South Jersey Industries, Inc.	1,082,778
53,924	Vectren Corp.	1,195,496
37,052	WGL Holdings, Inc.	1,153,799
		7,860,423
	Independent Power Producer—2.8%
91,977	Mirant Corp.*	1,170,867
	Water—5.4%
33,529	American States Water Co.	1,157,756
28,653	California Water Service Group	1,118,327
		2,276,083
	Total Common Stocks (Cost $46,635,455)	42,010,827

Number of Shares		Value
	Money Market Fund—0.0%
10,738	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $10,738)	$10,738
	Total Investments (Cost $46,646,193)—99.9%	42,021,565
	Other assets less liabilities—0.1%	49,061
	Net Assets—100.0%	$42,070,626

*  Non-income producing security.

See Notes to Financial Statements.

42

Schedule of Investments

PowerShares NASDAQ Internet Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests—99.9%
	Advertising Services—0.1%
536	Marchex, Inc., Class B	$2,423
	Commercial Services - Finance—0.6%
411	Bankrate, Inc.*	10,275
	Communications Software—0.2%
629	DivX, Inc.*	3,227
	Computer Software—1.1%
1,660	Omniture, Inc.*	20,451
	E-Commerce/Products—11.9%
1,693	Amazon.com, Inc.*	136,321
317	Blue Nile, Inc.*	13,492
597	Gmarket, Inc. ADR (Korea)*	14,280
962	MercadoLibre, Inc. (Argentina)*	26,291
668	NutriSystem, Inc.	9,178
498	Overstock.com, Inc.*	6,713
549	Shutterfly, Inc.*	7,033
		213,308
	E-Commerce/Services—22.7%
10,015	eBay, Inc.*	164,948
5,715	Expedia, Inc.*	77,781
2,798	IAC/InterActiveCorp*	44,824
1,281	Netflix, Inc.*	58,042
625	priceline.com, Inc.*	60,681
		406,276
	Educational Software—1.1%
2,258	SkillSoft PLC ADR (Ireland)*	19,012
	E-Marketing/Information—4.1%
635	comScore, Inc.*	8,103
614	Constant Contact, Inc.*	9,781
809	Digital River, Inc.*	31,082
546	Liquidity Services, Inc.*	4,111
1,894	ValueClick, Inc.*	20,076
		73,153
	Enterprise Software/Services—3.1%
1,897	Ariba, Inc.*	18,230
1,133	Open Text Corp. (Canada)*	37,197
		55,427
	E-Services/Consulting—2.0%
1,040	GSI Commerce, Inc.*	14,778
631	Perficient, Inc.*	4,398
980	Websense, Inc.*	17,474
		36,650

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Internet Application Software—1.7%
870	DealerTrack Holdings, Inc.*	$13,207
1,154	S1 Corp.*	7,155
463	Vignette Corp.*	3,824
415	Vocus, Inc.*	7,055
		31,241
	Internet Connective Services—0.6%
968	Cogent Communications Group, Inc.*	8,170
978	Internap Network Services Corp.*	2,719
		10,889
	Internet Content - Information/Network—8.1%
521	Baidu, Inc. ADR (China)*	121,341
763	Infospace, Inc.*	5,059
705	Knot (The), Inc.*	6,394
751	LoopNet, Inc.*	6,451
222	WebMD Health Corp., Class A*	5,730
		144,975
	Internet Financial Services—0.2%
329	China Finance Online Co. Ltd. ADR (China)*	3,856
	Internet Incubators—0.2%
745	Internet Capital Group, Inc.*	4,045
	Internet Infrastructure Software—4.8%
3,193	Akamai Technologies, Inc.*	70,309
950	AsiaInfo Holdings, Inc.*	15,913
		86,222
	Internet Security—3.4%
1,174	SonicWALL, Inc.*	6,375
2,604	VeriSign, Inc.*	53,590
		59,965
	Internet Telephony—1.3%
960	j2 Global Communications, Inc.*	23,030
	Networking Products—0.5%
755	Switch & Data Facilities Co., Inc.*	8,735
	Printing - Commercial—1.8%
920	VistaPrint Ltd. (Bermuda)*	31,602
	Retail - Pet Food & Supplies—0.5%
510	PetMed Express, Inc.*	8,293
	Telecommunication Services—2.0%
4,178	Clearwire Corp., Class A*	23,146
1,170	SAVVIS, Inc.*	13,315
		36,461

See Notes to Financial Statements.

43

Schedule of Investments (Continued)

PowerShares NASDAQ Internet Portfolio

April 30, 2009

Number of Shares		Value
	Common Stocks and Other Equity Interests (Continued)
	Web Hosting/Design—5.0%
825	Equinix, Inc.*	$57,940
1,371	NIC, Inc.	7,403
2,567	Rackspace Hosting, Inc.*	23,591
		88,934
	Web Portals/ISP—22.9%
2,377	Earthlink, Inc.*	18,018
1,179	GigaMedia Ltd. (Taiwan, Republic of China)*	7,840
339	Google, Inc., Class A*	134,233
1,570	Netease.com, Inc. ADR (China)*	47,383
1,219	SINA Corp. (China)*	34,144
832	Sohu.com, Inc.*	43,389
1,794	United Online, Inc.	9,508
8,005	Yahoo!, Inc.*	114,391
		408,906
	Total Common Stocks and Other Equity Interests (Cost $2,307,988)	1,787,356
	Money Market Fund—0.1%
2,071	Goldman Sachs Financial Square Prime Obligations Institutional Share Class (Cost $2,071)	2,071
	Total Investments (Cost $2,310,059)—100.0%	1,789,427
	Liabilities in excess of other assets—(0.0%)	(803)
	Net Assets—100.0%	$1,788,624

ADR American Depositary Receipt.

*  Non-income producing security.

The Fund has holdings greater than 10% of net assets in the following country:

China	12.0%

See Notes to Financial Statements.

44

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Statements of Assets and Liabilities

April 30, 2009

	PowerShares Dynamic Basic Materials Sector Portfolio	PowerShares Dynamic Consumer Discretionary Sector Portfolio	PowerShares Dynamic Consumer Staples Sector Portfolio	PowerShares Dynamic Energy Sector Portfolio	PowerShares Dynamic Financial Sector Portfolio	PowerShares Dynamic Healthcare Sector Portfolio
ASSETS:
Investments at value	$18,173,991	$13,694,905	$37,462,497	$25,921,320	$14,664,382	$71,623,720
Cash	—	—	—	—	—	—
Receivables:
Dividends	16,391	4,664	43,786	8,988	6,895	45,030
Expense waivers	2,104	6,569	10,144	1,840	8,031	—
Shares sold	—	3,406,054	—	—	—	—
Total Assets	18,192,486	17,112,192	37,516,427	25,932,148	14,679,308	71,668,750
LIABILITIES:
Due to custodian	12,760	7,442	12	755	406	5
Payables:
Investments purchased	—	3,405,507	—	—	—	—
Expense recapture	—	—	—	—	—	6,511
Accrued advisory fees	6,913	2,876	14,807	9,354	5,979	28,976
Accrued expenses	44,015	38,561	48,321	43,996	42,842	57,236
Total Liabilities	63,688	3,454,386	63,140	54,105	49,227	92,728
NET ASSETS	$18,128,798	$13,657,806	$37,453,287	$25,878,043	$14,630,081	$71,576,022
NET ASSETS CONSIST OF:
Shares of beneficial interest	$28,833,137	$15,374,635	$44,982,741	$34,604,693	$22,541,859	$111,441,046
Undistributed net investment income (loss)	71,878	(2,660)	201,350	25,996	56,709	93,371
Accumulated net realized loss on investments	(7,785,024)	(3,330,054)	(5,988,129)	(9,017,455)	(5,949,329)	(33,388,061)
Net unrealized appreciation (depreciation) of investments	(2,991,193)	1,615,885	(1,742,675)	264,809	(2,019,158)	(6,570,334)
Net Assets	$18,128,798	$13,657,806	$37,453,287	$25,878,043	$14,630,081	$71,576,022
Shares outstanding (unlimited amount authorized, $0.01 par value)	900,000	800,000	1,800,000	1,300,000	1,000,000	4,000,000
Net asset value	$20.14	$17.07	$20.81	$19.91	$14.63	$17.89
Share price	$20.15	$17.07	$20.79	$19.92	$14.60	$17.86
Investments at cost	$21,165,184	$12,079,020	$39,205,172	$25,656,511	$16,683,540	$78,194,054

See Notes to Financial Statements.

46

	PowerShares Dynamic Industrials Sector Portfolio	PowerShares Dynamic Technology Sector Portfolio	PowerShares Dynamic Telecommunications & Wireless Portfolio	PowerShares Dynamic Utilities Portfolio	PowerShares NASDAQ Internet Portfolio
ASSETS:
Investments at value	$60,346,982	$25,985,337	$14,500,769	$42,021,565	$1,789,427
Cash	9,806	—	—	—	—
Receivables:
Dividends	22,040	14	20,788	107,176	12
Expense waivers	12,884	3,052	5,287	8,757	—
Shares sold	1,890,064	—	—	—	—
Total Assets	62,281,776	25,988,403	14,526,844	42,137,498	1,789,439
LIABILITIES:
Due to custodian	—	2	68,497	97	—
Payables:
Investments purchased	1,885,270	—	—	—	—
Expense recapture	—	—	—	—	—
Accrued advisory fees	20,972	10,198	5,749	17,757	815
Accrued expenses	51,150	46,423	40,859	49,018	—
Total Liabilities	1,957,392	56,623	115,105	66,872	815
NET ASSETS	$60,324,384	$25,931,780	$14,411,739	$42,070,626	$1,788,624
NET ASSETS CONSIST OF:
Shares of beneficial interest	$85,272,203	$40,100,624	$25,652,060	$53,183,066	$2,463,527
Undistributed net investment income (loss)	142,375	(3,182)	51,678	529,318	—
Accumulated net realized loss on investments	(26,400,981)	(17,910,559)	(9,639,425)	(7,017,130)	(154,271)
Net unrealized appreciation (depreciation) of investments	1,310,787	3,744,897	(1,652,574)	(4,624,628)	(520,632)
Net Assets	$60,324,384	$25,931,780	$14,411,739	$42,070,626	$1,788,624
Shares outstanding (unlimited amount authorized, $0.01 par value)	3,200,000	1,500,000	1,300,000	3,200,000	100,000
Net asset value	$18.85	$17.29	$11.09	$13.15	$17.89
Share price	$18.82	$17.29	$11.09	$13.13	$17.88
Investments at cost	$59,036,195	$22,240,440	$16,153,343	$46,646,193	$2,310,059

47

Statements of Operations

	PowerShares Dynamic Basic Materials Sector Portfolio	PowerShares Dynamic Consumer Discretionary Sector Portfolio	PowerShares Dynamic Consumer Staples Sector Portfolio	PowerShares Dynamic Energy Sector Portfolio	PowerShares Dynamic Financial Sector Portfolio	PowerShares Dynamic Healthcare Sector Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2009	Year Ended April 30, 2009	Year Ended April 30, 2009	Year Ended April 30, 2009	Year Ended April 30, 2009
INVESTMENT INCOME:
Dividend income	$620,636	$145,005	$844,394	$357,763	$387,244	$696,918
EXPENSES:
Advisory fees	140,028	49,691	155,298	137,746	100,674	464,267
Accounting & Administration fees	74,983	74,983	74,983	74,983	74,983	74,983
Professional fees	24,693	22,776	24,343	24,830	23,315	30,357
Sub-licensing	14,003	4,969	15,530	13,775	10,067	46,427
Custodian & transfer agent fees	9,111	9,577	7,870	9,044	8,450	11,576
Trustees	4,701	4,034	4,834	4,688	4,457	7,303
Listing fee and expenses	2,155	—	2,073	2,141	2,079	2,352
Other expenses	2,564	1,133	7,971	3,627	3,978	20,171
Total Expenses	272,238	167,163	292,902	270,834	228,003	657,436
Less fees waived:
(Waivers) and/or Recapture	(90,201)	(103,099)	(91,015)	(91,764)	(97,127)	(53,889)
Net Expenses	182,037	64,064	201,887	179,070	130,876	603,547
Net Investment Income (Loss)	438,599	80,941	642,507	178,693	256,368	93,371
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from:
Investments	(5,969,806)	(3,562,168)	(4,543,124)	(7,398,673)	(4,854,376)	(23,992,096)
In-kind redemptions	(5,489,338)	(1,150,722)	(1,466,665)	(1,586,337)	(4,365,946)	(16,180,975)
Net realized loss	(11,459,144)	(4,712,890)	(6,009,789)	(8,985,010)	(9,220,322)	(40,173,071)
Net change in unrealized appreciation (depreciation) on investments	(6,905,563)	1,977,179	(1,522,087)	(6,310,019)	(1,126,796)	3,120,607
Net realized and unrealized loss on investments	(18,364,707)	(2,735,711)	(7,531,876)	(15,295,029)	(10,347,118)	(37,052,464)
Net decrease in net assets resulting from operations	$(17,926,108)	$(2,654,770)	$(6,889,369)	$(15,116,336)	$(10,090,750)	$(36,959,093)

*  Commencement of Investment Operations.

See Notes to Financial Statements.

48

	PowerShares Dynamic Industrials Sector Portfolio	PowerShares Dynamic Technology Sector Portfolio	PowerShares Dynamic Telecommunications & Wireless Portfolio	PowerShares Dynamic Utilities Portfolio	PowerShares NASDAQ Internet Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2009	Year Ended April 30, 2009	Year Ended April 30, 2009	For the Period June 10, 2008* Through April 30, 2009
INVESTMENT INCOME:
Dividend income	$883,787	$211,589	$343,195	$1,857,954	$1,326
EXPENSES:
Advisory fees	260,664	173,553	77,210	228,403	9,005
Accounting & Administration fees	74,983	74,983	74,983	74,983	—
Professional fees	26,738	25,074	24,542	26,236	—
Sub-licensing	26,067	17,355	4,633	13,704	—
Custodian & transfer agent fees	9,645	8,708	5,630	7,522	—
Trustees	5,692	4,964	4,289	5,429	—
Listing fee and expenses	2,122	2,153	7,592	7,645	—
Other expenses	15,660	3,660	983	11,514	—
Total Expenses	421,571	310,450	199,862	375,436	9,005
Less fees waived:
(Waivers) and/or Recapture	(82,709)	(84,832)	(102,577)	(87,650)	—
Net Expenses	338,862	225,618	97,285	287,786	9,005
Net Investment Income (Loss)	544,925	(14,029)	245,910	1,570,168	(7,679)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from:
Investments	(21,788,022)	(10,730,750)	(3,800,088)	(4,178,019)	(154,271)
In-kind redemptions	(12,543,618)	(9,338,919)	(628,146)	(6,613,501)	—
Net realized loss	(34,331,640)	(20,069,669)	(4,428,234)	(10,791,520)	(154,271)
Net change in unrealized appreciation (depreciation) on investments	791,867	3,563,803	(391,588)	(5,703,784)	(520,632)
Net realized and unrealized loss on investments	(33,539,773)	(16,505,866)	(4,819,822)	(16,495,304)	(674,903)
Net decrease in net assets resulting from operations	$(32,994,848)	$(16,519,895)	$(4,573,912)	$(14,925,136)	$(682,582)

49

Statements of Changes in Net Assets

	PowerShares Dynamic Basic Materials Sector Portfolio		PowerShares Dynamic Consumer Discretionary Sector Portfolio		PowerShares Dynamic Consumer Staples Sector Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$438,599	$306,739	$80,941	$57,372	$642,507	$243,785
Net realized gain (loss) on investments	(11,459,144)	1,741,225	(4,712,890)	(3,278,352)	(6,009,789)	(52,157)
Net change in unrealized appreciation (depreciation) on investments	(6,905,563)	1,959,923	1,977,179	(1,171,467)	(1,522,087)	(985,452)
Net increase (decrease) in net assets resulting from operations	(17,926,108)	4,007,887	(2,654,770)	(4,392,447)	(6,889,369)	(793,824)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(6,851)	31,241	(54,188)	12,537	217,757	160,815
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(463,180)	(220,357)	(83,601)	(70,989)	(473,177)	(286,444)
Tax return of capital	—	—	(1,843)	(11,300)	—	—
Total distributions to shareholders	(463,180)	(220,357)	(85,444)	(82,289)	(473,177)	(286,444)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	22,737,065	40,891,183	42,174,838	140,023,221	33,416,470	38,717,136
Value of shares repurchased	(29,769,000)	(20,116,550)	(37,003,776)	(141,477,925)	(12,672,345)	(24,829,491)
Net income equalization	6,851	(31,241)	54,188	(12,537)	(217,757)	(160,815)
Net increase (decrease) in net assets resulting from shares transactions	(7,025,084)	20,743,392	5,225,250	(1,467,241)	20,526,368	13,726,830
Increase (Decrease) in Net Assets	(25,421,223)	24,562,163	2,430,848	(5,929,440)	13,381,579	12,807,377
NET ASSETS:
Beginning of period	43,550,021	18,987,858	11,226,958	17,156,398	24,071,708	11,264,331
End of period	$18,128,798	$43,550,021	$13,657,806	$11,226,958	$37,453,287	$24,071,708
Undistributed net investment income (loss) at end of period	$71,878	$96,459	$(2,660)	$—	$201,350	$32,020
CHANGES IN SHARES OUTSTANDING:
Shares sold	800,000	1,200,000	2,600,000	5,400,000	1,500,000	1,400,000
Shares repurchased	(1,100,000)	(600,000)	(2,300,000)	(5,500,000)	(600,000)	(900,000)
Shares outstanding, beginning of period	1,200,000	600,000	500,000	600,000	900,000	400,000
Shares outstanding, end of period	900,000	1,200,000	800,000	500,000	1,800,000	900,000

See Notes to Financial Statements.

50

	PowerShares Dynamic Energy Sector Portfolio		PowerShares Dynamic Financial Sector Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$178,693	$135,372	$256,368	$151,071
Net realized gain (loss) on investments	(8,985,010)	2,805,702	(9,220,322)	(659,895)
Net change in unrealized appreciation (depreciation) on investments	(6,310,019)	3,251,353	(1,126,796)	(1,332,472)
Net increase (decrease) in net assets resulting from operations	(15,116,336)	6,192,427	(10,090,750)	(1,841,296)
Undistributed net investment income (loss) included in the price of units issued and redeemed	25,855	19,097	2,117	31,709
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(135,550)	(75,016)	(254,006)	(115,884)
Tax return of capital	—	—	—	—
Total distributions to shareholders	(135,550)	(75,016)	(254,006)	(115,884)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	39,796,946	54,703,703	17,493,282	29,172,553
Value of shares repurchased	(41,341,841)	(37,283,571)	(15,461,800)	(12,226,396)
Net income equalization	(25,855)	(19,097)	(2,117)	(31,709)
Net increase (decrease) in net assets resulting from shares transactions	(1,570,750)	17,401,035	2,029,365	16,914,448
Increase (Decrease) in Net Assets	(16,796,781)	23,537,543	(8,313,274)	14,988,977
NET ASSETS:
Beginning of period	42,674,824	19,137,281	22,943,355	7,954,378
End of period	$25,878,043	$42,674,824	$14,630,081	$22,943,355
Undistributed net investment income (loss) at end of period	$25,996	$51,637	$56,709	$54,347
CHANGES IN SHARES OUTSTANDING:
Shares sold	1,600,000	1,600,000	900,000	1,200,000
Shares repurchased	(1,400,000)	(1,100,000)	(900,000)	(500,000)
Shares outstanding, beginning of period	1,100,000	600,000	1,000,000	300,000
Shares outstanding, end of period	1,300,000	1,100,000	1,000,000	1,000,000

51

Statements of Changes in Net Assets (Continued)

	PowerShares Dynamic Healthcare Sector Portfolio		PowerShares Dynamic Industrials Sector Portfolio		PowerShares Dynamic Technology Sector Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008
OPERATIONS:
Net investment income (loss)	$93,371	$(162,393)	$544,925	$172,776	$(14,029)	$(122,095)
Net realized gain (loss) on investments	(40,173,071)	(4,327,332)	(34,331,640)	934,358	(20,069,669)	(2,888,234)
Net change in unrealized appreciation/depreciation on investments	3,120,607	(10,832,188)	791,867	(1,455,235)	3,563,803	(1,461,170)
Net increase (decrease) in net assets resulting from operations	(36,959,093)	(15,321,913)	(32,994,848)	(348,101)	(16,519,895)	(4,471,499)
Undistributed net investment income (loss) included in the price of units issued and redeemed	23,648	(127,828)	83,792	2,552	(33,735)	(66,231)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	(413,638)	(164,357)	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions to shareholders	—	—	(413,638)	(164,357)	—	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	95,864,233	144,890,658	117,152,678	120,525,074	57,419,781	62,259,099
Value of shares repurchased	(106,348,401)	(67,732,497)	(59,816,387)	(110,025,370)	(52,213,652)	(42,752,339)
Net income equalization	(23,648)	127,828	(83,792)	(2,552)	33,735	66,231
Net increase (decrease) in net assets resulting from shares transactions	(10,507,816)	77,285,989	57,252,499	10,497,152	5,239,864	19,572,991
Increase (Decrease) in Net Assets	(47,443,261)	61,836,248	23,927,805	9,987,246	(11,313,766)	15,035,261
NET ASSETS:
Beginning of period	119,019,283	57,183,035	36,396,579	26,409,333	37,245,546	22,210,285
End of period	$71,576,022	$119,019,283	$60,324,384	$36,396,579	$25,931,780	$37,245,546
Undistributed net investment income (loss) at end of period	$93,371	$—	$142,375	$11,088	$(3,182)	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	4,300,000	5,000,000	4,700,000	3,900,000	2,700,000	2,300,000
Shares repurchased	(4,900,000)	(2,400,000)	(2,700,000)	(3,600,000)	(2,700,000)	(1,600,000)
Shares outstanding, beginning of period	4,600,000	2,000,000	1,200,000	900,000	1,500,000	800,000
Shares outstanding, end of period	4,000,000	4,600,000	3,200,000	1,200,000	1,500,000	1,500,000

*  Commencement of Investment Operations.

See Notes to Financial Statements.

52

	PowerShares Dynamic Telecommunications & Wireless Portfolio		PowerShares Dynamic Utilities Portfolio		PowerShares NASDAQ Internet Portfolio
	Year Ended April 30, 2009	Year Ended April 30, 2008	Year Ended April 30, 2009	Year Ended April 30, 2008	For the Period June 10, 2008* Through April 30, 2009
OPERATIONS:
Net investment income (loss)	$245,910	$278,211	$1,570,168	$968,208	$(7,679)
Net realized gain (loss) on investments	(4,428,234)	(801,387)	(10,791,520)	1,251,624	(154,271)
Net change in unrealized appreciation/depreciation on investments	(391,588)	(5,689,699)	(5,703,784)	(5,229,214)	(520,632)
Net increase (decrease) in net assets resulting from operations	(4,573,912)	(6,212,875)	(14,925,136)	(3,009,382)	(682,582)
Undistributed net investment income (loss) included in the price of units issued and redeemed	(8,969)	(37,684)	(189)	(107,405)	—
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(194,232)	(353,595)	(1,226,368)	(935,373)	—
Tax return of capital	—	(339,866)	—	—	(1,258)
Total distributions to shareholders	(194,232)	(693,461)	(1,226,368)	(935,373)	(1,258)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	9,693,362	21,542,359	75,893,770	54,291,229	2,472,464
Value of shares repurchased	(8,833,055)	(29,922,409)	(57,600,692)	(69,996,903)	—
Net income equalization	8,969	37,684	189	107,405	—
Net increase (decrease) in net assets resulting from shares transactions	869,276	(8,342,366)	18,293,267	(15,598,269)	2,472,464
Increase (Decrease) in Net Assets	(3,907,837)	(15,286,386)	2,141,574	(19,650,429)	1,788,624
NET ASSETS:
Beginning of period	18,319,576	33,605,962	39,929,052	59,579,481	—
End of period	$14,411,739	$18,319,576	$42,070,626	$39,929,052	$1,788,624
Undistributed net investment income (loss) at end of period	$51,678	$—	$529,318	$185,518	$—
CHANGES IN SHARES OUTSTANDING:
Shares sold	800,000	1,100,000	5,000,000	2,800,000	100,000
Shares repurchased	(700,000)	(1,600,000)	(3,900,000)	(3,600,000)	—
Shares outstanding, beginning of period	1,200,000	1,700,000	2,100,000	2,900,000	—
Shares outstanding, end of period	1,300,000	1,200,000	3,200,000	2,100,000	100,000

53

Financial Highlights

PowerShares Dynamic Basic Materials Sector Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$36.29	$31.65	$25.56
Net investment income**	0.42	0.33	0.24
Net realized and unrealized gain (loss) on investments	(16.15)	4.55	6.05
Total from investment operations	(15.73)	4.88	6.29
Distributions to shareholders from:
Net investment income	(0.42)	(0.24)	(0.20)
Net asset value at end of period	$20.14	$36.29	$31.65
Share price at end of period***	$20.15
NET ASSET VALUE, TOTAL RETURN****	(43.63)%	15.47%	24.69%
SHARE PRICE TOTAL RETURN****	(43.59)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$18,129	$43,550	$18,988
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.68%	0.71	%†
Expenses, prior to (Waivers) and/or Recapture	0.97%	0.96%	1.32	%†
Net investment income, after (Waivers) and/or Recapture	1.57%	0.95%	1.52	%†
Portfolio turnover rate ††	47%	28%	9%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.03	$0.02

PowerShares Dynamic Consumer Discretionary Sector Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$22.45	$28.59	$25.43
Net investment income**	0.13	0.10	0.09
Net realized and unrealized gain (loss) on investments	(5.35)	(6.11)	3.23
Total from investment operations	(5.22)	(6.01)	3.32
Distributions to shareholders from:
Net investment income	(0.15)	(0.11)	(0.16)
Return of capital	(0.01)	(0.02)	—
Total distributions	(0.16)	(0.13)	(0.16)
Net asset value at end of period	$17.07	$22.45	$28.59
Share price at end of period***	$17.07
NET ASSET VALUE, TOTAL RETURN****	(23.19)%	(21.10)%	13.11%
SHARE PRICE TOTAL RETURN****	(23.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$13,658	$11,227	$17,156
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.64%	0.70%	0.72%†
Expenses, prior to (Waivers) and/or Recapture	1.68%	1.31%	1.41%†
Net investment income, after (Waivers) and/or Recapture	0.81%	0.36%	0.65%†
Portfolio turnover rate ††	157%	95%	20%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.09)	$0.02	$(0.11)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

54

Financial Highlights (Continued)

PowerShares Dynamic Consumer Staples Sector Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$26.75	$28.16	$25.25
Net investment income**	0.45	0.34	0.49
Net realized and unrealized gain (loss) on investments	(6.04)	(1.43)	2.69
Total from investment operations	(5.59)	(1.09)	3.18
Distributions to shareholders from:
Net investment income	(0.35)	(0.32)	(0.27)
Net asset value at end of period	$20.81	$26.75	$28.16
Share price at end of period***	$20.79
NET ASSET VALUE, TOTAL RETURN****	(21.02)%	(3.94)%	12.69%
SHARE PRICE TOTAL RETURN****	(21.09)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$37,453	$24,072	$11,264
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.69%	0.73	%†
Expenses, prior to (Waivers) and/or Recapture	0.94%	1.18%	1.46	%†
Net investment income, after (Waivers) and/or Recapture	2.07%	1.22%	3.42	%†
Portfolio turnover rate ††	48%	44%	18%
Undistributed net investment income included in price of units issued and redeemed**#	$0.15	$0.22	$0.04

PowerShares Dynamic Energy Sector Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$38.80	$31.90	$25.80
Net investment income**	0.18	0.14	0.05
Net realized and unrealized gain (loss) on investments	(18.93)	6.84	6.08
Total from investment operations	(18.75)	6.98	6.13
Distributions to shareholders from:
Net investment income	(0.14)	(0.08)	(0.03)
Net asset value at end of period	$19.91	$38.80	$31.90
Share price at end of period***	$19.92
NET ASSET VALUE, TOTAL RETURN****	(48.52)%	21.93%	23.78%
SHARE PRICE TOTAL RETURN****	(48.44)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$25,878	$42,675	$19,137
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.68%	0.71	%†
Expenses, prior to (Waivers) and/or Recapture	0.98%	0.96%	1.22	%†
Net investment income, after (Waivers) and/or Recapture	0.65%	0.41%	0.28	%†
Portfolio turnover rate ††	67%	50%	12%
Undistributed net investment income included in price of units issued and redeemed**#	$0.03	$0.02	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

55

Financial Highlights (Continued)

PowerShares Dynamic Financial Sector Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$22.94	$26.51	$25.16
Net investment income**	0.24	0.25	0.13
Net realized and unrealized gain (loss) on investments	(8.33)	(3.59)	1.31
Total from investment operations	(8.09)	(3.34)	1.44
Distributions to shareholders from:
Net investment income	(0.22)	(0.23)	(0.09)
Net asset value at end of period	$14.63	$22.94	$26.51
Share price at end of period***	$14.60
NET ASSET VALUE, TOTAL RETURN****	(35.53)%	(12.69)%	5.72%
SHARE PRICE TOTAL RETURN****	(35.66)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$14,630	$22,943	$7,954
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.72%	0.72%†
Expenses, prior to (Waivers) and/or Recapture	1.13%	1.42%	1.38%†
Net investment income, after (Waivers) and/or Recapture	1.27%	1.07%	0.87%†
Portfolio turnover rate ††	66%	50%	33%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$0.05	$(0.02)

PowerShares Dynamic Healthcare Sector Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.87	$28.59	$25.01
Net investment income (loss)**	0.02	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	(8.00)	(2.67)	3.62
Total from investment operations	(7.98)	(2.72)	3.58
Net asset value at end of period	$17.89	$25.87	$28.59
Share price at end of period***	$17.86
NET ASSET VALUE, TOTAL RETURN****	(30.85)%	(9.51)%	14.31%
SHARE PRICE TOTAL RETURN****	(30.94)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$71,576	$119,019	$57,183
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.66%	0.71%†
Expenses, prior to (Waivers) and/or Recapture	0.71%	0.72%	1.20%†
Net investment loss, after (Waivers) and/or Recapture	0.10%	(0.17)%	(0.31)%†
Portfolio turnover rate ††	96%	75%	14%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.01	$(0.04)	$(0.05)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

56

Financial Highlights (Continued)

PowerShares Dynamic Industrials Sector Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$30.33	$29.34	$25.72
Net investment income**	0.22	0.14	0.04
Net realized and unrealized gain (loss) on investments	(11.55)	1.00	3.63
Total from investment operations	(11.33)	1.14	3.67
Distributions to shareholders from:
Net investment income	(0.15)	(0.15)	(0.04)
Return of capital	—	—	(0.01)
Total distributions	(0.15)	(0.15)	(0.05)
Net asset value at end of period	$18.85	$30.33	$29.34
Share price at end of period***	$18.82
NET ASSET VALUE, TOTAL RETURN****	(37.41)%	3.90%	14.28%
SHARE PRICE TOTAL RETURN****	(37.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$60,324	$36,397	$26,409
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.68%	0.71%†
Expenses, prior to (Waivers) and/or Recapture	0.81%	0.90%	1.19%†
Net investment income, after (Waivers) and/or Recapture	1.05%	0.45%	0.30%†
Portfolio turnover rate ††	81%	84%	14%
Undistributed net investment income included in price of units issued and redeemed**#	$0.03	$0.00 (a)	$0.01

PowerShares Dynamic Technology Sector Portfolio

	Year Ended April 30,		For the Period October 12, 2006* Through
	2009	2008	April 30, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.83	$27.76	$25.54
Net investment loss**	(0.01)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	(7.53)	(2.84)	2.29
Total from investment operations	(7.54)	(2.93)	2.22
Net asset value at end of period	$17.29	$24.83	$27.76
Share price at end of period***	$17.29
NET ASSET VALUE, TOTAL RETURN****	(30.37)%	(10.55)%	8.69%
SHARE PRICE TOTAL RETURN****	(30.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$25,932	$37,246	$22,210
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.65%	0.68%	0.71%†
Expenses, prior to (Waivers) and/or Recapture	0.89%	0.94%	1.25%†
Net investment loss, after (Waivers) and/or Recapture	(0.04)%	(0.36)%	(0.49)%†
Portfolio turnover rate ††	90%	77%	27%
Undistributed net investment loss included in price of units issued and redeemed**#	$(0.02)	$(0.05)	$(0.02)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment return calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

57

Financial Highlights (Continued)

PowerShares Dynamic Telecommunications & Wireless Portfolio

	Year Ended April 30,			For the Period December 6, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$15.27	$19.77	$16.67	$14.95
Net investment income**	0.20	0.18	0.22	0.05
Net realized and unrealized gain (loss) on investments	(4.22)	(4.23)	3.08	1.70
Total from investment operations	(4.02)	(4.05)	3.30	1.75
Distributions to shareholders from:
Net investment income	(0.16)	(0.23)	(0.20)	(0.03)
Return of capital	—	(0.22)	—	—
Total distributions	(0.16)	(0.45)	(0.20)	(0.03)
Net asset value at end of period	$11.09	$15.27	$19.77	$16.67
Share price at end of period***	$11.09
NET ASSET VALUE, TOTAL RETURN****	(26.55)%	(20.96)%	19.93%	11.74%
SHARE PRICE TOTAL RETURN****	(26.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$14,412	$18,320	$33,606	$31,669
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.66%	0.67%†
Expenses, prior to (Waivers) and/or Recapture	1.29%	1.01%	1.12%	0.97%†
Net investment income, after (Waivers) and/or Recapture	1.59%	0.94%	1.24%	0.79%†
Portfolio turnover rate ††	46%	49%	43%	3%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$(0.02)	$(0.02)	$—

PowerShares Dynamic Utilities Portfolio

	Year Ended April 30,			For the Period October 26, 2005* Through
	2009	2008	2007	April 30, 2006
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$19.01	$20.54	$16.33	$15.32
Net investment income**	0.54	0.45	0.44	0.24
Net realized and unrealized gain (loss) on investments	(5.95)	(1.53)	4.16	0.96
Total from investment operations	(5.41)	(1.08)	4.60	1.20
Distributions to shareholders from:
Net investment income	(0.45)	(0.45)	(0.39)	(0.19)
Net asset value at end of period	$13.15	$19.01	$20.54	$16.33
Share price at end of period***	$13.13
NET ASSET VALUE, TOTAL RETURN****	(29.00)%	(5.34)%	28.48%	7.82%
SHARE PRICE TOTAL RETURN****	(29.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$42,071	$39,929	$59,579	$22,861
Ratio to average net assets of:
Expenses, after (Waivers) and/or Recapture	0.63%	0.63%	0.63%	0.69%†
Expenses, prior to (Waivers) and/or Recapture	0.82%	0.86%	0.92%	0.89%†
Net investment income, after (Waivers) and/or Recapture	3.44%	2.32%	2.34%	2.62%†
Portfolio turnover rate ††	68%	64%	39%	38%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$(0.05)	$0.05	$(0.01)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

See Notes to Financial Statements.

58

Financial Highlights (Continued)

PowerShares NASDAQ Internet Portfolio

	For the Period June 10, 2008* Through April 30, 2009
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.72
Net investment loss**	(0.08)
Net realized and unrealized loss on investments	(6.74)
Total from investment operations	(6.82)
Distributions to shareholders from:
Return of capital	(0.01)
Net asset value at end of period	$17.89
Share price at end of period***	$17.88
NET ASSET VALUE, TOTAL RETURN****	(27.56	)%(a)
SHARE PRICE TOTAL RETURN****	(27.60	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,789
Ratio to average net assets of:
Expenses	0.60	%†
Net investment loss	(0.51	)%†
Portfolio turnover rate ††	25%
Undistributed net investment income included in price of units issued and redeemed**#	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value, total return from Fund Inception (June 12, 2008, first day of trading on the Exchange) to April 30, 2009 was (25.33)%. The share price total return from Fund Inception to April 30, 2009 was (26.53)%.

See Notes to Financial Statements.

59

Notes to Financial Statements

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 1. Organization

PowerShares Exchange-Traded Fund Trust (the "Trust") was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As of the year end, the Trust offered seventy-five portfolios. This report includes the following portfolios:

Full Name	Short Name
PowerShares Dynamic Basic Materials Sector Portfolio	"Dynamic Basic Materials Sector Portfolio"

PowerShares Dynamic Consumer Discretionary Sector Portfolio	"Dynamic Consumer Discretionary Sector Portfolio"

PowerShares Dynamic Consumer Staples Sector Portfolio	"Dynamic Consumer Staples Sector Portfolio"

PowerShares Dynamic Energy Sector Portfolio	"Dynamic Energy Sector Portfolio"

PowerShares Dynamic Financial Sector Portfolio	"Dynamic Financial Sector Portfolio"

PowerShares Dynamic Healthcare Sector Portfolio	"Dynamic Healthcare Sector Portfolio"

PowerShares Dynamic Industrials Sector Portfolio	"Dynamic Industrials Sector Portfolio"

PowerShares Dynamic Technology Sector Portfolio	"Dynamic Technology Sector Portfolio"

PowerShares Dynamic Telecommunications & Wireless Portfolio	"Dynamic Telecommunications & Wireless Portfolio"

PowerShares Dynamic Utilities Portfolio	"Dynamic Utilities Portfolio"

PowerShares NASDAQ Internet Portfolio	"NASDAQ Internet Portfolio"

Each portfolio (the "Fund" or collectively the "Funds") represents a separate series of the Trust. The shares of the Funds are referred to herein as "Shares" or "Fund Shares." Each Fund's Shares are listed and traded on the NYSE Arca, Inc. except for Shares of the NASDAQ Internet Portfolio, which are listed and traded on the NASDAQ Stock Market LLC.

The Funds' market prices may differ to some degree from the net asset value of the Shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at net asset value, only in a large specified number of Shares, each called a "Creation Unit." Creation Units are issued and redeemed generally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

Fund	Index
Dynamic Basic Materials Sector Portfolio	Dynamic Basic Materials Sector IntellidexSM Index

Dynamic Consumer Discretionary Sector Portfolio	Dynamic Consumer Discretionary Sector IntellidexSM Index

Dynamic Consumer Staples Sector Portfolio	Dynamic Consumer Staples Sector IntellidexSM Index

Dynamic Energy Sector Portfolio	Dynamic Energy Sector IntellidexSM Index

Dynamic Financial Sector Portfolio	Dynamic Financial Sector IntellidexSM Index

60

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Fund	Index
Dynamic Healthcare Sector Portfolio	Dynamic Healthcare Sector IntellidexSM Index

Dynamic Industrials Sector Portfolio	Dynamic Industrials Sector IntellidexSM Index

Dynamic Technology Sector Portfolio	Dynamic Technology Sector IntellidexSM Index

Dynamic Telecommunications & Wireless Portfolio	Dynamic Telecommunications & Wireless IntellidexSM Index

Dynamic Utilities Portfolio	Dynamic Utilities IntellidexSM Index

NASDAQ Internet Portfolio	NASDAQ Internet IndexSM

Note 2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates.

A. Security Valuation

Securities, including restricted securities, are valued according to the following policies.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. Listed options, if no closing price is available, are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices.

Investments in open-end registered investment companies not traded on an exchange are valued at the end of day net asset value per share.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange ("NYSE"), closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely

61

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. Other Risks

A Fund may concentrate investments in a comparatively narrow segment of the economy. Consequently, such Fund may tend to be more volatile than other funds, and the value of the investments may tend to rise and fall more rapidly.

A Fund may invest a large percentage of its assets in securities of a limited number of companies, such that each investment may have a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

C. Federal Income Taxes

Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of the Fund's taxable earnings to its shareholders. As such, the Funds will not be subject to Federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for Federal income taxes is recorded in the financial statements.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and Passive Foreign Investment Company adjustments, if any.

62

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

The Funds file tax returns in the United States Federal jurisdiction and certain other jurisdictions. Generally a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

D. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date net of foreign taxes withheld, if any. Interest income is recorded on the accrual basis. Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are calculated on the specific identified cost basis. Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Corporate actions (including cash dividends) are recorded net of non-reclaimable foreign tax withholdings on the ex-dividend date. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

E. Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for NASDAQ Internet Portfolio) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

The NASDAQ Internet Portfolio has agreed to pay an annual unitary management fee to Invesco PowerShares Capital Management LLC (the "Adviser"). The Adviser has agreed to pay for substantially all expenses of the NASDAQ Internet Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

F. Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records on ex-dividend date. Each Fund distributes net realized taxable capital gains, if any, generally annually in cash and records on ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund's financial statements as a tax return of capital at fiscal period end.

G. Equalization

All Funds use the accounting practice of equalization. This accounting method is used to keep the continuing shareholder's per share equity in undistributed net investment income from being affected by the continuous sales and redemptions of capital shares. Equalization is calculated on a per share basis whereby a portion of the proceeds from the sales and cost of repurchases of capital shares is applied to undistributed net investment income. The amount of equalization is disclosed in the Statements of Changes in Net Assets as undistributed net investment income (loss) included in the price of capital shares issued or redeemed. The distributions to shareholders of amounts so applied may be deemed to be a return of capital for tax purposes to the extent that such distributions exceed taxable income.

63

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Note 3. Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser under which the Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Each Fund (except for NASDAQ Internet Portfolio) agreed to pay the Adviser an annual fee of 0.50% of the Fund's average net assets. The NASDAQ Internet Portfolio has agreed to pay the Adviser an annual unitary management fee of 0.60% of the Fund's average daily net assets and the Adviser has agreed to pay for substantially all expenses of the NASDAQ Internet Portfolio, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees and distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the "Excess Expense Agreement") with the Trust, under which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund other than the NASDAQ Internet Portfolio (excluding interest expense, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes and extraordinary expenses) from exceeding 0.60% of the Fund's average daily net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Funds' shares offered for sale; (b) Securities and Exchange Commission and state registration fees; and (c) initial fees paid to be listed on an exchange.

The Excess Expense Agreement provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap as specified above. The Excess Expense Agreement does not apply to the NASDAQ Internet Portfolio.

The net amount of fees waived and other expenses assumed by the Adviser and the amount of recapture paid to the Adviser pursuant to the Excess Expense Agreement are collectively referred to as "(Waivers) and/or Recapture". The net amounts of (Waivers) and/or Recapture for the year ended April 30, 2009 are shown on the Statements of Operations.

The amounts available for potential future recapture by the Adviser under the Excess Expense Agreement and the expiration schedule at April 30, 2009 are as follows:

	Total Potential	Potential Recapture Amounts Expiring
	Recapture Amounts	04/30/10	04/30/11	04/30/12
Dynamic Basic Materials Sector Portfolio	$229,839	$40,662	$91,354	$97,823
Dynamic Consumer Discretionary Sector Portfolio	250,018	40,242	103,476	106,300
Dynamic Consumer Staples Sector Portfolio	236,573	45,563	98,981	92,029
Dynamic Energy Sector Portfolio	229,403	40,260	90,453	98,690
Dynamic Financial Sector Portfolio	246,366	42,652	104,352	99,362
Dynamic Healthcare Sector Portfolio	155,443	31,968	54,627	68,848
Dynamic Industrials Sector Portfolio	216,748	45,415	88,624	82,709
Dynamic Technology Sector Portfolio	222,743	42,859	89,766	90,118
Dynamic Telecommunications & Wireless Portfolio	353,917	135,603	113,750	104,564
Dynamic Utilities Portfolio	324,547	139,461	97,438	87,648

64

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

The Trust has entered into a Distribution Agreement with Invesco Aim Distributors, Inc. (the "Distributor"), which serves as the Distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in Shares.

The Adviser has entered into a licensing agreement for each Fund with the following Licensors:

Fund	Licensor
Dynamic Basic Materials Sector Portfolio	NYSE AMEX

Dynamic Consumer Discretionary Sector Portfolio	NYSE AMEX

Dynamic Consumer Staples Sector Portfolio	NYSE AMEX

Dynamic Energy Sector Portfolio	NYSE AMEX

Dynamic Financial Sector Portfolio	NYSE AMEX

Dynamic Healthcare Sector Portfolio	NYSE AMEX

Dynamic Industrials Sector Portfolio	NYSE AMEX

Dynamic Technology Sector Portfolio	NYSE AMEX

Dynamic Telecommunications & Wireless Portfolio	NYSE AMEX

Dynamic Utilities Portfolio	NYSE AMEX

NASDAQ Internet Portfolio	NASDAQ OMX Group, Inc.

The index name trademarks are owned by the respective Licensors. These trademarks have been licensed to the Adviser for use with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in any of these Funds. The Trust has entered into a sub-licensing agreement under which the Funds (other than the NASDAQ Internet Portfolio) are required to pay the sub-licensing fees which are shown on the Statements of Operations.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accounting and transfer agent for each Fund.

The custodian has agreed to provide overdraft protection to the Funds according to the terms of the service agreement.

Note 4. Additional Valuation Information

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), effective with the beginning of the Fund's fiscal year. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered

65

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of the end of the reporting period, April 30, 2009. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Investments in Securities
	Level 1	Level 2	Level 3	Total
Dynamic Basic Materials Sector Portfolio	$18,173,991	$—	$—	$18,173,991
Dynamic Consumer Discretionary Sector Portfolio	13,694,905	—	—	13,694,905
Dynamic Consumer Staples Sector Portfolio	37,462,497	—	—	37,462,497
Dynamic Energy Sector Portfolio	25,921,320	—	—	25,921,320
Dynamic Financial Sector Portfolio	14,664,382	—	—	14,664,382
Dynamic Healthcare Sector Portfolio	71,623,720	—	—	71,623,720
Dynamic Industrials Sector Portfolio	60,346,982	—	—	60,346,982
Dynamic Technology Sector Portfolio	25,985,337	—	—	25,985,337
Dynamic Telecommunications & Wireless Portfolio	14,500,769	—	—	14,500,769
Dynamic Utilities Portfolio	42,021,565	—	—	42,021,565
NASDAQ Internet Portfolio	1,789,427	—	—	1,789,427

Note 5. Federal Income Taxes

At April 30, 2009, the costs of investments on a tax basis including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period were as follows:

Cost
Dynamic Basic Materials Sector Portfolio	$21,629,677
Dynamic Consumer Discretionary Sector Portfolio	12,085,669
Dynamic Consumer Staples Sector Portfolio	39,547,789
Dynamic Energy Sector Portfolio	26,283,101
Dynamic Financial Sector Portfolio	16,717,488
Dynamic Healthcare Sector Portfolio	78,683,560

66

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Cost
Dynamic Industrials Sector Portfolio	$59,098,581
Dynamic Technology Sector Portfolio	22,247,564
Dynamic Telecommunications & Wireless Portfolio	16,345,429
Dynamic Utilities Portfolio	46,702,168
NASDAQ Internet Portfolio	2,316,898

At April 30, 2009, the components of accumulated earning/loss on a tax-basis were as follows:

	Accumulated Earnings	Other Temporary Differences	Net Accumulated Capital and other Gains (Losses)	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Accumulated Earnings (Loss)
Dynamic Basic Materials Sector Portfolio	$74,943	$(3,065)	$(7,320,531)	$(3,455,686)	$1,614,809	$(5,070,495)	$(10,704,339)
Dynamic Consumer Discretionary Sector Portfolio	—	(2,660)	(3,323,405)	1,609,236	1,704,836	(95,600)	(1,716,829)
Dynamic Consumer Staples Sector Portfolio	204,333	(2,983)	(5,645,512)	(2,085,292)	3,160,820	(5,246,112)	(7,529,454)
Dynamic Energy Sector Portfolio	29,045	(3,049)	(8,390,865)	(361,781)	3,049,259	(3,411,040)	(8,726,650)
Dynamic Financial Sector Portfolio	59,549	(2,840)	(5,915,381)	(2,053,106)	810,213	(2,863,319)	(7,911,778)
Dynamic Healthcare Sector Portfolio	97,873	(4,502)	(32,898,555)	(7,059,840)	4,100,970	(11,160,810)	(39,865,024)
Dynamic Industrials Sector Portfolio	145,813	(3,438)	(26,338,595)	1,248,401	8,955,523	(7,707,122)	(24,947,819)
Dynamic Technology Sector Portfolio	—	(3,182)	(17,903,435)	3,737,773	4,922,305	(1,184,532)	(14,168,844)
Dynamic Telecommunications & Wireless Portfolio	54,531	(2,853)	(9,447,339)	(1,844,660)	1,364,433	(3,209,093)	(11,240,321)
Dynamic Utilities Portfolio	532,648	(3,330)	(6,961,155)	(4,680,603)	1,806,841	(6,487,444)	(11,112,440)
NASDAQ Internet Portfolio	—	—	(147,432)	(527,471)	52,307	(579,778)	(674,903)

Distributions to Shareholders:

The tax character of distributions paid during the year ended April 30, 2009 was as follows:

	Year ended April 30, 2009	Year ended April 30, 2008
	Distributions paid from Ordinary Income	Distributions paid from Ordinary Income
Dynamic Basic Materials Sector Portfolio	$463,180	$220,357
Dynamic Consumer Discretionary Sector Portfolio	83,601	70,989
Dynamic Consumer Staples Sector Portfolio	473,177	286,444
Dynamic Energy Sector Portfolio	135,550	75,016
Dynamic Financial Sector Portfolio	254,006	115,884
Dynamic Industrials Sector Portfolio	413,638	164,357
Dynamic Telecommunications & Wireless Portfolio	194,232	353,595
Dynamic Utilities Portfolio	1,226,368	935,373

67

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

	Year ended April 30, 2009	Year ended April 30, 2008
	Distributions paid from Return of Capital	Distributions paid from Return of Capital
Dynamic Consumer Discretionary Sector Portfolio	$1,843	$11,300
Dynamic Telecommunications & Wireless Portfolio	—	339,866
NASDAQ Internet Portfolio	1,258	—

At April 30, 2009, for Federal income tax purposes, the Funds had capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. The use of some portion of the capital loss carryforward by any one Fund may be limited by Federal tax rules. Among other, certain rules limit the use of the carryforward when there has been a greater than fifty percent change in ownership of a Fund.

	Year of Expiration			Total
	2015	2016	2017	Amounts
Dynamic Basic Materials Sector Portfolio	$—	$205,528	$3,783,798	$3,989,326
Dynamic Consumer Discretionary Sector Portfolio	—	1,249,661	1,993,654	3,243,315
Dynamic Consumer Staples Sector Portfolio	—	634,544	2,156,980	2,791,524
Dynamic Energy Sector Portfolio	—	880,885	2,836,269	3,717,154
Dynamic Financial Sector Portfolio	—	614,940	1,821,971	2,436,911
Dynamic Healthcare Sector Portfolio	—	2,234,184	17,890,879	20,125,063
Dynamic Industrials Sector Portfolio	—	1,476,057	6,525,387	8,001,444
Dynamic Technology Sector Portfolio	—	2,465,875	8,220,697	10,686,572
Dynamic Telecommunications & Wireless Portfolio	1,394,222	1,538,650	3,596,484	6,529,356
Dynamic Utilities Portfolio	430,964	2,124,736	1,366,073	3,921,773
NASDAQ Internet Portfolio	—	—	2,112	2,112

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year.

During the year ended April 30, 2009, the Funds incurred and will elect to defer net capital losses as follows:

Post-October Losses
Dynamic Basic Materials Sector Portfolio	$3,331,205
Dynamic Consumer Discretionary Sector Portfolio	80,090
Dynamic Consumer Staples Sector Portfolio	2,853,988
Dynamic Energy Sector Portfolio	4,673,711
Dynamic Financial Sector Portfolio	3,478,470
Dynamic Healthcare Sector Portfolio	12,773,492

68

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

Post-October Losses
Dynamic Industrials Sector Portfolio	$18,337,151
Dynamic Technology Sector Portfolio	7,216,863
Dynamic Telecommunications & Wireless Portfolio	2,917,983
Dynamic Utilities Portfolio	3,039,382
NASDAQ Internet Portfolio	145,320

In order to present shares of beneficial interest and accumulated net realized gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to shares of beneficial interest, undistributed net investment income or loss and accumulated net realized gain or loss on investments. These differences are primarily due to redemptions-in-kind, investments in partnerships, wash sales, book equalization, and net operating losses, if any. These adjustments have no effect on net assets. For the year ended April 30, 2009, the adjustments were as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain	Shares of Beneficial Interest
Dynamic Basic Materials Sector Portfolio	$6,851	$5,774,142	$(5,780,993)
Dynamic Consumer Discretionary Sector Portfolio	56,031	3,574,788	(3,630,819)
Dynamic Consumer Staples Sector Portfolio	(217,757)	1,572,846	(1,355,089)
Dynamic Energy Sector Portfolio	(94,639)	2,268,428	(2,173,789)
Dynamic Financial Sector Portfolio	(2,117)	4,559,857	(4,557,740)
Dynamic Healthcare Sector Portfolio	(23,648)	16,476,273	(16,452,625)
Dynamic Industrials Sector Portfolio	(83,792)	12,809,105	(12,725,313)
Dynamic Technology Sector Portfolio	44,582	9,448,206	(9,492,788)
Dynamic Telecommunications & Wireless Portfolio	8,969	835,633	(844,602)
Dynamic Utilities Portfolio	189	6,731,437	(6,731,626)
NASDAQ Internet Portfolio	8,937	—	(8,937)

Note 6. Investment Transactions

For the year ended April 30, 2009, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, money market funds and in-kind transactions, were as follows:

	Purchases	Sales
Dynamic Basic Materials Sector Portfolio	$13,401,191	$13,982,169
Dynamic Consumer Discretionary Sector Portfolio	17,224,993	17,486,748
Dynamic Consumer Staples Sector Portfolio	15,351,107	15,208,871
Dynamic Energy Sector Portfolio	19,383,605	19,111,853
Dynamic Financial Sector Portfolio	13,388,812	14,260,265
Dynamic Healthcare Sector Portfolio	90,517,971	89,654,670
Dynamic Industrials Sector Portfolio	42,800,114	42,711,819
Dynamic Technology Sector Portfolio	31,360,234	31,691,869
Dynamic Telecommunications & Wireless Portfolio	7,254,544	7,949,755
Dynamic Utilities Portfolio	31,155,275	30,917,780
NASDAQ Internet Portfolio	417,882	428,086

69

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

For the year ended April 30, 2009, in-kind transactions associated with creations and redemptions were as follows:

	Securities Received	Securities Delivered
Dynamic Basic Materials Sector Portfolio	$24,033,385	$30,542,247
Dynamic Consumer Discretionary Sector Portfolio	44,348,558	38,897,441
Dynamic Consumer Staples Sector Portfolio	36,914,373	16,141,673
Dynamic Energy Sector Portfolio	41,721,358	43,504,085
Dynamic Financial Sector Portfolio	19,789,879	16,863,943
Dynamic Healthcare Sector Portfolio	100,917,378	112,294,073
Dynamic Industrials Sector Portfolio	120,931,812	63,651,269
Dynamic Technology Sector Portfolio	62,183,207	56,637,383
Dynamic Telecommunications & Wireless Portfolio	12,753,696	11,100,610
Dynamic Utilities Portfolio	78,709,734	60,350,503
NASDAQ Internet Portfolio	2,472,463	—

Gains on in-kind transactions are generally not considered taxable gains for Federal income tax purposes.

Note 7. Trustees' Fees

The Funds compensate each Trustee who is not an employee of the Adviser or its affiliates. With respect to the NASDAQ Internet Portfolio, the Adviser, as result of the unitary management fee, pays for such compensation. The "Interested" Trustee of the Trust does not receive any Trustees' fees.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a Trustee who is not an "interested person" (as defined in the 1940 Act) (an "Independent Trustee") and has executed a Deferred Fee Agreement (a "Participating Trustee") may defer receipt of all or a portion of his compensation ("Deferral Fees"). Such Deferral Fees are deemed to be invested in selected PowerShares Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the shares selected, and the value decreases with distributions or with declines in the value of the shares selected.

Note 8. Capital

Shares are created and redeemed by the Trust only in Creation Unit size aggregations of 100,000. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the net asset value per unit of each Fund of the Trust on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

Note 9. Indemnifications

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to

70

Notes to Financial Statements (Continued)

PowerShares Exchange-Traded Fund Trust

April 30, 2009

an Indemnification Agreement between the Independent Trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PowerShares Exchange-Traded Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios indicated in Note 1 of the financial statements (each a portfolio of PowerShares Exchange-Traded Fund Trust, hereafter referred to as the "Trust") at April 30, 2009, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 25, 2009

72

Supplemental Information

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2009:

Federal and State Income Tax

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
Dynamic Basic Materials Sector Portfolio	100%	100%
Dynamic Consumer Discretionary Sector Portfolio	100%	100%
Dynamic Consumer Staples Sector Portfolio	100%	100%
Dynamic Energy Sector Portfolio	100%	100%
Dynamic Financial Sector Portfolio	100%	100%
Dynamic Healthcare Sector Portfolio	0%	0%
Dynamic Industrials Sector Portfolio	100%	100%
Dynamic Technology Sector Portfolio	0%	0%
Dynamic Telecommunications & Wireless Portfolio	100%	100%
Dynamic Utilities Portfolio	100%	100%
NASDAQ Internet Portfolio	0%	0%

  *  The above percentage is based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

73

Supplemental Information (Continued)

Trustees and Officers

The Independent Trustees, the Trustee who is affiliated with the Adviser (the "Management Trustee") and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Trustee and the other directorships, if any, held by a Trustee, are shown below.

Name, Address, and Age Independent Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Ronn R. Bagge 51 YQA Capital Management, LLC 1755 S. Naperville Road Suite 100 Wheaton, IL 60187	Trustee	Since 2003	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	119	None

Marc M. Kole 48 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Vice President of Finance and Accounting, Hope Network (social services) (November 2008-Present); formerly Assistant Vice President and Controller, Priority Health (health insurance) (September 2005-April 2008); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	119	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

74

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age Independent Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Philip M. Nussbaum 47 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (November 2004-Present); formerly Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-1999)	119	None

Donald H. Wilson 49 c/o Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	President and Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (August 2007-April 2009), formerly Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (February 2006-August 2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995-February 2006)	119	None

  *  This is the date the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

  **  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

75

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age of Management Trustee	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
H. Bruce Bond** 45 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chairman of the Board, Trustee and President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly Manager, Nuveen Investments (April 1998-August 2002)	119	None

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at 800.337.4246.

  *  This is the date the Management Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected. Each officer serves a one year term, until his successor is elected.

  **  "Interested person" as defined in Section 2(a)(19) of the 1940 Act.

  ***  Fund Complex includes all open-end funds (including all of their portfolios) advised by the Adviser. At April 30, 2009, the Fund Complex consists of the Trust's 75 portfolios and three other exchange-traded fund trusts with 44 portfolios advised by the Adviser.

76

Supplemental Information (Continued)

Trustees and Officers (Continued)

Name, Address, and Age of Officers	Position(s) with Trust	Length Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan 54 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer and Treasurer Since 2006 Secretary Since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (September 2005-Present); formerly Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin R. Gustafson 43 Invesco PowerShares Capital Management LLC 301 W. Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2004	General Counsel, Invesco PowerShares Capital Management LLC (September 2004-Present); formerly Chief Compliance Officer, Invesco PowerShares Capital Management LLC (September 2004-April 2008)

John W. Southard, Jr., CFA, MBA 39 Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly, Treasurer of the Trust (April 2003-April 2006); Senior Equity Analyst, Charles Schwab & Company (May 2001-August 2002)

  *  This is the period for which the Officers began serving the Trust. Each Officer serves one year term, until his successor is elected.

77

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 16, 2009, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following 70 series (each, a "Fund" and collectively, the "Funds"):

PowerShares Dynamic Market Portfolio

PowerShares Dynamic OTC Portfolio

PowerShares Golden Dragon Halter USX China Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares WilderHill Clean Energy Portfolio

PowerShares Dynamic Large Cap Growth Portfolio

PowerShares Dynamic Large Cap Value Portfolio

PowerShares Dynamic Mid Cap Growth Portfolio

PowerShares Dynamic Mid Cap Value Portfolio

PowerShares Dynamic Small Cap Growth Portfolio

PowerShares Dynamic Small Cap Value Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Leisure and Entertainment Portfolio

PowerShares Dynamic Media Portfolio

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Semiconductors Portfolio

PowerShares Dynamic Software Portfolio

PowerShares Zacks Micro Cap Portfolio

PowerShares Aerospace & Defense Portfolio

PowerShares Dynamic Hardware & Consumer Electronics Portfolio

PowerShares Dynamic Telecommunications & Wireless Portfolio

PowerShares Value Line Timeliness Select Portfolio

PowerShares Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio

PowerShares High Growth Rate Dividend AchieversTM Portfolio

PowerShares Zacks Small Cap Portfolio

PowerShares Dynamic Building and Construction Portfolio

PowerShares Dynamic Energy Exploration and Production Portfolio

PowerShares Dynamic Insurance Portfolio

PowerShares Dynamic Oil and Gas Services Portfolio

PowerShares Dynamic Retail Portfolio

PowerShares Dynamic Utilities Portfolio

PowerShares Lux Nanotech Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

PowerShares Water Resources Portfolio

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Financials Sector Portfolio

PowerShares Dynamic Healthcare Sector Portfolio

PowerShares Dynamic Industrials Sector Portfolio

PowerShares Dynamic Large Cap Portfolio

PowerShares Dynamic MagniQuant Portfolio

PowerShares Dynamic Mid Cap Portfolio

PowerShares Dynamic Small Cap Portfolio

PowerShares Dynamic Technology Sector Portfolio

PowerShares Buyback AchieversTM Portfolio

PowerShares FTSE RAFI Basic Materials Sector Portfolio

PowerShares FTSE RAFI Consumer Goods Sector Portfolio

PowerShares FTSE RAFI Consumer Services Sector Portfolio

PowerShares FTSE RAFI Energy Sector Portfolio

PowerShares FTSE RAFI Financials Sector Portfolio

PowerShares FTSE RAFI Health Care Sector Portfolio

PowerShares FTSE RAFI Industrials Sector Portfolio

PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio

78

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

PowerShares FTSE RAFI Utilities Sector Portfolio

PowerShares Cleantech Portfolio

PowerShares Dynamic Aggressive Growth Portfolio

PowerShares Dynamic Banking Portfolio

PowerShares Dynamic Basic Materials Sector Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Consumer Staples Sector Portfolio

PowerShares Dynamic Healthcare Services Portfolio

PowerShares Dynamic Deep Value Portfolio

PowerShares Financial Preferred Portfolio

PowerShares Listed Private Equity Portfolio

PowerShares DWA Technical Leaders Portfolio

PowerShares Value Line Industry Rotation Portfolio

PowerShares WilderHill Progressive Energy Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indices through December 31, 2008. The Trustees also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance, and the Adviser's analysis of the tracking error between each Fund and its underlying index. The Trustees noted that each Fund's correlation was within the targeted range set forth in the Trust's registration statement and that, for each Fund other than PowerShares Financial Preferred Portfolio, the tracking error was within the targeted range set forth in the Trust's registration statement. The Trustees reviewed the reasons for PowerShares Financial Preferred Portfolio's tracking error. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

79

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's expense ratio and advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that the annual advisory fee charged to each Fund is:

•  0.50% of the Fund's average net assets, for each Fund other than PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio;

•  0.40% of the Fund's average net assets, for each of PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio; and

•  0.29% of the Fund's average net assets, for each of PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the Trustees noted that the advisory fee for each of these Funds was reduced to 0.29% effective November 1, 2008).

The Trustees also noted that the Adviser has agreed to waive a portion of its advisory fee and/or pay expenses (an "Expense Cap") to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund's average daily net assets, at least until August 31, 2010, as set forth below:

•  0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares Dynamic OTC Portfolio and PowerShares Dynamic Market Portfolio;

•  0.50%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares High Yield Equity Dividend AchieversTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares High Growth Rate Dividend AchieversTM Portfolio and PowerShares International Dividend AchieversTM Portfolio;

•  0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each of PowerShares FTSE RAFI Basic Materials

80

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio and PowerShares FTSE RAFI US 1500 Small-Mid Portfolio (the Trustees noted that, effective November 1, 2008, the Expense Cap for each of these Funds changed from 0.60% to 0.39%); and

•  0.60%, excluding interest expenses, licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not manage any funds other than the Funds and other ETFs overseen by the Board. The Trustees noted that each Fund's advisory fee was:

•  higher than the median advisory fee of its ETF peer funds (except for the advisory fee of each of PowerShares Financial Preferred Portfolio, PowerShares Golden Dragon Halter USX China Portfolio and PowerShares International Dividend AchieversTM Portfolio, which was lower than the median advisory fee of its ETF peer funds); and

•  higher than the median advisory fee of its open-end index peer funds (except for the advisory fee of each of PowerShares DWA Technical Leaders Portfolio, PowerShares Dynamic Aggressive Growth Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio and PowerShares Value Line Timeliness Select Portfolio, which was lower than the median advisory fee of its open-end index peer funds, and there was no comparable data for PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio or PowerShares Golden Dragon Halter USX China Portfolio); but

•  lower than the median advisory fee of its open-end actively-managed peer funds.

The Trustees determined that the advisory fees were reasonable, noting the complexity of the indices, which generally require more frequent rebalancing of the portfolios, the distinguishing factors of the Funds, and the higher administrative, operational and management oversight costs for the Adviser. With respect to the Funds' expense ratios, the Trustees noted that the net expense ratio for each Fund was:

•  higher than the median expense ratio of its ETF peer funds (except for the net expense ratio of each of PowerShares Dynamic OTC Portfolio, PowerShares Financial Preferred Portfolio and PowerShares International Dividend AchieversTM Portfolio, which was less than the median expense ratio of its ETF peer funds, and the net expense ratio of each of PowerShares Dynamic Aggressive Growth Portfolio and PowerShares Dynamic Market Portfolio, which was equal to the median expense ratio of its ETF peer funds); and

•  higher than the median expense ratio of its open-end index peer funds (except for the net expense ratio of each of PowerShares DWA Technical Leaders Portfolio, PowerShares Dynamic Aggressive

81

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

Growth Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Financials Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares Listed Private Equity Portfolio and PowerShares Value Line Timeliness Select Portfolio, which was lower than the median expense ratio of its open-end index peer funds, and there was no comparable data for PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio or PowerShares Golden Dragon Halter USX China Portfolio); but

•  lower than the median expense ratio of its open-end actively-managed peer funds.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds.

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund's Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for each Fund, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees concluded that the profitability to the Adviser of the advisory services provided to any of the Funds was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size, expense ratio and expense limitation agreed to by the Adviser. The Trustees noted that, for Funds whose expenses are higher than their respective Expense Caps, any reduction in that Fund's expenses would be enjoyed by the Adviser, but that Fund shareholders benefit from the lower expense ratio as a result of the Fund's Expense Cap. The Trustees also noted that the Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than PowerShares Dynamic Market Portfolio and PowerShares Dynamic OTC Portfolio, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate, noting the Fund expenses the Adviser has borne as a result of the Expense Cap.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

82

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 16, 2009, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreement between Invesco PowerShares Capital Management LLC (the "Adviser") and the Trust for the following five series (each, a "Fund" and collectively, the "Funds"):

PowerShares FTSE NASDAQ Small Cap Portfolio

PowerShares NASDAQ Internet Portfolio

PowerShares NASDAQ-100 BuyWrite Portfolio

PowerShares NXQ Portfolio

PowerShares S&P 500 BuyWrite Portfolio

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits realized by the Adviser from its relationship with each Fund. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser's current organization and projected staffing, including operations assistance provided by the Adviser's parent organization, Invesco Ltd., and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser's execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and the performance of their underlying indices through December 31, 2008. The Trustees also reviewed reports on the correlation and tracking error between the underlying index and each Fund's performance, and the Adviser's analysis of the tracking error between each Fund and its underlying index. The Trustees noted that, in each case, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust's registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund's particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's total expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the expense ratios of comparable exchange-traded funds ("ETFs"), open-end (non-ETF) index funds and open-end actively-managed funds. The Trustees noted that

83

Board Considerations Regarding Continuation of Investment Advisory Agreement (Continued)

the annual unitary advisory fee is 0.70% for each of PowerShares FTSE NASDAQ Small Cap Portfolio and PowerShares NXQ Portfolio, 0.60% for PowerShares NASDAQ Internet Portfolio and 0.75% for each of PowerShares NASDAQ-100 BuyWrite Portfolio and PowerShares S&P 500 BuyWrite Portfolio, and that the Adviser pays all other expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest and extraordinary expenses.

The Trustees noted that the Adviser represented that it does not manage any funds other than the Funds and other ETFs overseen by the Board. The Trustees noted that: the advisory fee for PowerShares FTSE NASDAQ Small Cap Portfolio was higher than the median expense ratios of its ETF peer funds and open-end index peer funds, but lower than the median expense ratio of its open-end actively-managed peer funds; the advisory fee for PowerShares NASDAQ Internet Portfolio was equal to or lower than the median expense ratio for each peer group; no comparable ETF peer fund information was available for PowerShares NASDAQ-100 BuyWrite Portfolio or PowerShares S&P 500 BuyWrite Portfolio, but the advisory fee for each of these Funds was lower than the median expense ratios of their open-end index peer funds and open-end actively-managed peer funds; and the advisory fee for PowerShares NXQ Portfolio was higher than the median expense ratio of its ETF peer funds, but lower than the median expense ratios of its open-end index peer funds and open-end actively-managed peer funds. The Trustees noted that each Fund's advisory fee was reasonable because of the complexity of the indices, which generally require more frequent rebalancing of the portfolios, the distinguishing factors of the Funds and the higher administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund's advisory fee was attributable to a license fee payable out of the unitary fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fee, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits or losses realized by the Adviser from its relationship to each Fund. The Trustees reviewed the overall profitability of the Adviser and noted that the Adviser, to date, had incurred a loss from its relationship with the Funds.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund's asset size and expense ratio. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary fee provides certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board's analysis.

84

PROXY VOTING POLICIES AND PROCEDURES

A description of the Funds' proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 337-4246. This information is also available on the Securities and Exchange Commission's ("Commission") website at www.sec.gov.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request, by (i) calling (800) 337-4246; or (ii) accessing the Funds' Form N-PX on the Commission's website at www.sec.gov.

QUARTERLY PORTFOLIOS

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

There are risks involved in investing in exchange-traded funds ("ETFs"), including possible loss of money. Investing in securities of small and medium sized companies involves greater risk than is customarily associated with investing in more established companies, and investments in concentrated industry sectors involve greater risks than investments that are more diversified. Indexed-based ETFs are not actively managed. Actively-managed ETFs do not necessarily seek to replicate the performance of a specific index. Both index-based and actively-managed ETFs are subject to risks similar to stocks, including those related to short selling and margin maintenance. PowerShares ETFs are not FDIC insured, may lose value and have no bank guarantee. PowerShares is a registered trademark of InvescoPowerShares Capital Management LLC. Past performance is not a guarantee of future results.

Invesco Aim Distributors, Inc. is the distributor of the PowerShares Exchange-Traded Fund Trust.

An investor should consider each PowerShares Fund's investment objective, risks, charges and expenses carefully before investing. For more complete information about PowerShares ETFs call Invesco Aim Distributors, Inc. at (800) 337-4246 or visit our website invescopowershares.com for a prospectus. Please read the prospectus carefully before investing.

301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

© 2009 Invesco PowerShares Capital Management LLC  P-PS-AR-3

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.  This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has three “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole , Mr. Philip M. Nussbaum, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.”   Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.   Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

PricewaterhouseCoopers (“PWC”) billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed by PWC for Services Rendered to the Registrant for fiscal year end 2009	Percentage of Services Approved for fiscal year end 2009 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed by PWC for Services Rendered to the Registrant for fiscal year end 2008	Percentage of Services Approved for fiscal year end 2008 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit Fees	$1,268,000	N/A	$1,200,500	N/A
Audit-Related Fees(2)	$11,250	0%	$0	0%
Tax Fees(3)	$561,550	0%	$514,050	0%

All Other Fees	$0	0%	$0	0%

Total Fees	$1,840,800	0%	$1,714,550	0%

PWC billed the Registrant aggregate fees of $572,800 for the fiscal year ended 2009 and $514,050 for the fiscal year ended 2008, for non-audit services rendered to the Registrant.

(1)           For the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during  the  fiscal year in which the services are provided; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)           Audit-Related Fees for the fiscal year ended April 30, 2009 includes fees billed for reviewing certain registration statements, of which $6,000 was ratified by the Audit Committee following the rendering of such services.

(3)           Tax fees for the fiscal year ended April 30, 2009 includes fees billed for reviewing tax returns and for providing tax consultation services for the PowerShares Dynamic Oil & Gas Services Portfolio.  Tax fees for fiscal year ended April 30, 2008 includes fees billed for reviewing tax returns.

PWC did not bill any fees for non-audit services rendered to the Registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended April 30, 2009 and April 30, 2008.

Audit Committee Pre Approval Policies and Procedures

In accordance with Rule 2-01(c)(7) the Audit Committee pre-approves the engagement of the auditor, including the fees to be paid to the auditor, to provide any audit or non-audit services to the Registrant and any non-audit services to Registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going  services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.  The Chairman of the Audit Committee may pre-approve certain services to be provided by the auditor to the Registrant.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee.

PwC advised the Registrant’s Audit Committee that PwC had identified three matters for consideration under the SEC’s auditor independence rules.

First, PwC was engaged to perform services to an affiliate of the Registrant’s investment adviser, including (a) consulting with respect to the acquisition by the affiliate of certain assets from a third party; and (b) providing expert testimony in connection with any arbitration proceeding or litigation arising from or relating to the  transaction.  Rules of the Securities and Exchange Commission (“SEC”) provide that an accountant is not independent if, at any point during the audit and professional engagement period, the accountant provides expert services unrelated to the audit to an audit client.  Specifically, PwC would not be permitted to provide expert testimony nor perform other services in support of the client or its counsel in connection with a proceeding.  Within days of being engaged to provide the services, PwC determined that some of the services contemplated in the engagement terms would be inconsistent with the SEC’s auditor independence rules.  A review of the services performed pursuant to the original agreement was conducted.  Following the review, the initial engagement terms were modified to limit PwC’s services to those permitted under the rules.  Although PwC concluded that the services performed were not inconsistent with the SEC’s independence rules, because PwC entered into an agreement that would have permitted PwC to provide an impermissible service in violation of Rule 2-01(c)(4)(x) of Regulation S-X, PwC reported this independence exception to the Audit Committee.

Second, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies or trusts since 2001.  Some of these companies held shares of Invesco Nippon Warrants Fund (the “Investment”), an affiliate of the Registrant’s investment adviser.  The Investment, which consisted of 2,070 shares, was initially entered into during July 1, 2001 - December 31, 2005. PwC informed the Audit Committee that this matter could have constituted an investment in an affiliate of an audit client in violation of Rule 2-01(c)(1) of Regulation S-X.

Third, PwC became aware that certain aspects of investment advisory services provided by a PwC network member firm’s Wealth Advisory Practice to its clients (generally high net worth individuals not associated with the Registrant or its affiliates) were inconsistent with [Rule 2-01(c)(4)(viii) and (c)(5) of Regulation S-X]. The violations occurred as a result of professionals of the Wealth Advisory Practice making a single recommendation of a product of an affiliate of the Registrant’s investment adviser to its clients rather than also identifying one or more suitable alternatives for the Wealth Advisory Practice’s client to consider.  The Wealth Advisory Practice also received commissions from the affiliate of the Registrant’s investment adviser.  With respect to the affiliates of the Registrant’s investment adviser, there were 33 cases of single product recommendation and 20 cases of commissions received totaling approximately £7,000. These violations occurred over a two year period and ended in November 2007.  PwC represented that at no time did the Wealth Advisory Practice recommend products on behalf the affiliates of the Registrant’s investment adviser. Additionally, members of the audit engagement team were not aware of these violations or services; the advice provided was based on an understanding of the investment objectives of the clients of the Wealth Advisory Practice and not to promote the affiliates of the Registrant’s investment adviser, and the volume and nature of the violations were insignificant.  PwC derived no economic benefit from the commissions, since any commissions received were deducted from the time-based fees charged to the Wealth Advisory Practice client and created no incentive for PwC to recommend the investment.

PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Registrant by any of these matters.  In reaching this conclusion, PwC noted that during the time of its audits, the engagement team was not aware of the services provided or the Investment and noted the insignificance of the services provided.  Based on the foregoing, PwC did not believe any of these matters affected PwC’s ability to act objectively and impartially and to issue a report on financial statements as the Registrant’s independent auditor, and believes that a reasonable investor with knowledge of all the facts would agree with this conclusion.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists of the independent trustees. The Audit Committee members are Ronn R. Bagge, Marc M. Kole, Philip M. Nussbaum, and Donald H. Wilson.

Item 6. Schedule of Investments.

The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

a)                              Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and  Treasurer  (principal financial officer) have concluded that such disclosure controls and procedures are effective.

b)                             There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item  12. Exhibits.

(a)(1)       Code of Ethics.

(a)(2)       Certifications of the Registrant’s Chief Executive Officer and Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(b)           Certifications of the Registrant’s Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  PowerShares Exchange-Traded Fund Trust

By:	/s/ H. Bruce Bond

Name:	H. Bruce Bond

Title:	President

Date:	July 08, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ H. Bruce Bond

Name:	H. Bruce Bond

Title:	President

Date:	July 08, 2009

By:	/s/ Bruce T. Duncan

Name:	Bruce T. Duncan

Title:	Treasurer

Date:	July 08, 2009